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                                  PROXY 1
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                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         AZL[{R}] BlackRock Growth Fund
                        AZL[{R}] Columbia Technology Fund

                             5701 Golden Hills Drive
                           Minneapolis, MN 55416-1297

Dear Allianz Life and Allianz Life of New York Variable Annuity or Variable Life Insurance Contract Owner:

The Board of Trustees of the AZL BlackRock Growth Fund and the AZL Columbia Technology Fund (the "Acquired Funds"), each a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), is pleased to submit a proposal to reorganize the Acquired Funds into the AZL BlackRock Capital Appreciation Fund (the "Acquiring Fund"), which is another series of the VIP Trust.

As the owner of a variable annuity or variable life insurance contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, you beneficially own shares of one or both of the Acquired Funds. Accordingly, we ask that you indicate whether you approve or disapprove of the proposed reorganization affecting your Fund by submitting instructions on how to vote your beneficial shares by phone, internet, or mail.

The proposed reorganization is being undertaken for several reasons, including:
   o Reducing contractual management fees and overall expenses for shareholders of the Acquired Funds; and
   o Providing further economies of scale.

THE BOARD OF TRUSTEES OF THE VIP TRUST BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE ACQUIRED FUNDS AND THEIR SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL.

 The Board considered various factors in reviewing the proposed reorganization on behalf of the Acquired Funds' shareholders, including, but not limited to, the following:
   * The continuity of investments between the Acquired Funds and the Acquiring Fund.
   * The expectation that the reorganization will reduce expense ratios for the Funds and achieve other economies of scale.
   * Historical performance of the Funds.
   * The expectation that the reorganization will be tax-free.


If the proposal is approved, the Acquiring Fund will acquire all of the assets and assume all of the liabilities of the Acquired Funds in exchange for newly issued shares of the Acquiring Fund. These Acquiring Fund shares in turn will be distributed proportionately to the shareholders of each Acquired Fund in complete liquidation of the Acquired Funds. In order to accomplish the proposed reorganization, the Board of Trustees of the Acquired Funds submits for your approval an Agreement and Plan of Reorganization with respect to each Acquired Fund.


Whether or not you plan to attend the meeting, please review the enclosed voting instruction form. You may submit your instructions on voting the shares that you beneficially own by phone, internet, or mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the entire proxy statement/prospectus carefully before you vote.

Thank you for your prompt attention to this important matter.

                                       Sincerely,

                                       Jeffrey W. Kletti
                                       President

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         PROXY STATEMENT/PROSPECTUS Q&A

HERE IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR THE AZL BLACKROCK GROWTH FUND AND THE AZL COLUMBIA TECHNOLOGY FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS.

Q: WHY IS THE REORGANIZATION BEING PROPOSED?
   The reorganization is being proposed in an effort to reduce operating expenses for funds available to owners of variable annuity and variable life insurance contracts issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York and to provide further economies of scale.

   Your Board of Trustees has determined that the reorganization is in the best interests of the Acquired Funds' shareholders and recommends that you vote FOR the reorganization.

Q: WILL THE EXPENSES OF THE FUND IN WHICH I PARTICIPATE INCREASE AS A RESULT OF
   THE REORGANIZATION?
   No. The total expense ratio for the Acquiring Fund following the reorganization is expected to be lower than the total expense ratio for each of the Acquired Funds prior to the reorganization.

Q: WHO IS PAYING THE COSTS OF THE SHAREHOLDER MEETING AND THIS PROXY
   SOLICITATION?
   Contract owners who were beneficial owners of shares of the Acquired Funds on the record date will bear these costs.

Q: WILL I INCUR TAXES AS A RESULT OF THE REORGANIZATION?
   No. The reorganization is not expected to be a taxable event for contract owners. Please see the Tax Consequences discussion in the enclosed proxy statement/prospectus for additional information.

Q: IF APPROVED, WHEN WILL THE REORGANIZATION HAPPEN?
   If shareholders approve the reorganization, it will take place shortly after the shareholder meeting.

Q: IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES?
   No. Upon shareholder approval of the reorganization, the Acquired Fund shares that serve as a funding vehicle for benefits under your variable annuity or variable life contract automatically will be exchanged for shares of the Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Acquired Fund shares held by the shareholder immediately before the reorganization.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?
   After careful consideration, the Board recommends that you vote FOR the reorganization.

Q: HOW AND WHEN DO I VOTE?
   You can vote in one of four ways:
   - By mail with the enclosed voting instruction form
   - By telephone
   - By web site
   - In person at the meeting

   Please refer to the enclosed voting instruction form for the telephone number and internet address. Please vote as soon as possible by following the instructions on the voting instruction form.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?
   If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call toll free at 1-800-950-5872 ext. 37952.

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                             5701 GOLDEN HILLS DRIVE
                        MINNEAPOLIS, MINNESOTA 55416-1297

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 2009

                         AZL[{R}] BLACKROCK GROWTH FUND
                        AZL[{R}] COLUMBIA TECHNOLOGY FUND

A special meeting of the shareholders of the AZL BlackRock Growth Fund and the AZL Columbia Technology Fund (each an "Acquired Fund" and, together, the "Acquired Funds") will be held at 10:00 a.m. on October 21, 2009, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota. At the meeting, shareholders of the respective Acquired Funds will consider the following proposals:

- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL BlackRock Growth Fund, which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), and the AZL BlackRock Capital Appreciation Fund (the "Acquiring Fund"), which is another series of the VIP Trust;
- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL Columbia Technology Fund, also a series of the VIP Trust, and the Acquiring Fund; and
- Such other business as may properly come before the meeting, or any adjournment of the meeting.

Under both Plans, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the assumption of the Acquired Fund's liabilities. Each Plan will be voted upon by the shareholders of the respective Acquired Fund voting separately.

The Acquired Funds issue and sell shares to certain accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). The separate accounts hold shares of mutual funds, including the Acquired Funds, which serve as a funding vehicle for benefits under variable annuity and variable life insurance contracts issued by Allianz Life and Allianz Life of NY. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Funds and are entitled to vote all of the shares of the Acquired Funds. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Funds in accordance with instructions given by the owners of variable annuity and variable life insurance contracts for which the Funds serve as a funding vehicle. This Notice is being delivered to owners of variable annuity and variable life insurance contracts who, by virtue of their ownership of the contracts, beneficially owned shares of the Acquired Funds on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Acquired Funds underlying their contracts.


Shareholders of record at the close of business on July 31, 2009, are entitled to vote at the meeting.


                                        By order of the Board of Directors

                                        Michael J. Radmer, Secretary

August 7, 2009



                       YOU CAN VOTE QUICKLY AND EASILY.
    PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.

                   PROXY STATEMENT/PROSPECTUS - AUGUST 7, 2009

                ACQUIRED FUNDS                         ACQUIRING FUND
 AZL[{R}] BlackRock Growth Fund           AZL[{R}] BlackRock Capital Appreciation Fund
          ("BlackRock Growth Fund")      ("BlackRock Capital Appreciation Fund")
AZL[{R}] Columbia Technology Fund
         ("Columbia Technology Fund")

This proxy statement/prospectus describes proposed Agreements and Plans of Reorganization (the "Plans") pursuant to which the outstanding shares of the BlackRock Growth Fund and the Columbia Technology Fund, one or both of which currently serves as a funding vehicle for your variable annuity or variable life insurance contract, (each an "Acquired Fund" and, together, the "Acquired Funds") would be exchanged for shares of the BlackRock Capital Appreciation Fund (the "Acquiring Fund"). Both the Acquiring Fund and the Acquired Funds (each a "Fund" and together the "Funds") are series of the Allianz Variable Insurance Products Trust (the "VIP Trust"). The address of the Funds is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. The phone number of the Funds is 877-833-7113.

         THE BOARD OF TRUSTEES OF THE VIP TRUST UNANIMOUSLY RECOMMENDS
                             APPROVAL OF THE PLANS.

THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials, and other information with the SEC (Investment Company Act file no. 811-09491). These reports, proxy materials, and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request e-mailed to publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

You should retain this proxy statement/prospectus for future reference. It sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Additional information is set forth in the Statement of Additional Information, dated the same date as this proxy statement/prospectus, relating to this proxy statement/prospectus. A current prospectus for the Acquiring Fund, which gives a detailed description of the Acquiring Fund's policies, strategies, and restrictions, accompanies this proxy statement/prospectus.

This proxy statement/prospectus was first mailed to contract owners on or about August 21, 2009.

WHERE TO GET MORE INFORMATION

FUND REPORTS:                                   THE ACQUIRING FUND:                          THE ACQUIRED FUND:
Prospectus dated April 27, 2009.                Accompanying, and incorporated by reference  Incorporated by reference into this into, this proxy statement/prospectus (cond  proxy statement/prospectus. For a
Annual report for the period ended December 31, ensed version dated August 7, 2009).         copy at no charge, call toll free
2008; and semi-annual report for the period     For a complete copy at no charge, call toll- 877-833-7113 or write to the
ended June 30, 2008.                            free 877-833-7113 or write to the address    address given below this table.
                                                given below this table.


              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

THIS PROXY STATEMENT/PROSPECTUS:

Statement of Additional Information dated Incorporated by reference into this proxy statement/prospectus. For a copy at no charge,
the same date as this proxy               call toll-free 1-800-624-0197 or write to Allianz VIP Trust, Advisory Management, A 3-
statement/prospectus. This document       825, 5701 Golden Hills Drive, Minneapolis, MN 55416.
contains information about both the
Acquired Fund and the Acquiring Fund.
To ask questions about this proxy         Call toll free 1-800-950-5872 ext. 37952 or write to: Allianz VIP Trust, Advisory
statement/prospectus.                     Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ADDRESS: Allianz Variable Insurance Products Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ABOUT THE ACQUIRED AND ACQUIRING FUNDS

The Acquired Funds issue and sell shares to separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). These separate accounts hold shares of mutual funds, including the Acquired Funds, which serve as funding vehicles for benefits under variable annuity and variable life insurance contracts issued by Allianz Life and Allianz Life of NY (the "Contracts"). Each separate account has subaccounts that invest in the Acquired Funds and certain other mutual funds. Owners of the Contracts ("Contract Owners") allocate the value of their Contracts among these subaccounts. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Funds and are entitled to vote all of the shares of each Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Funds in accordance with instructions given by the Contract Owners who are eligible to vote at the meeting.
The Funds all are open-end management investment companies. If the Plans are approved, the shares of the Acquiring Fund will be distributed proportionately by each Acquired Fund to the holders of its shares in complete liquidation of the Acquired Funds. Each Acquired Fund shareholder would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of that shareholder's holdings in the Acquired Fund.
The following information summarizes the proposed reorganization of each of the Acquired Funds into the Acquiring Fund (the "Reorganization"). The Reorganization of each Acquired Fund into the Acquiring Fund is separate and distinct, and the shareholders of each Acquired Fund will vote separately on the Plan applicable to the Fund in which they are invested. The Reorganization will proceed with respect to any Acquired Fund approving it. Although they are separate, for ease of reference, the Reorganizations are discussed collectively in this proxy statement/prospectus.

                                       2
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

HOW THE REORGANIZATION WILL WORK

* Each Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Funds' liabilities.
* The Acquiring Fund will issue shares of beneficial interest to each Acquired Fund in an amount equal to the value of the assets that it receives from each Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Funds' shareholders (the separate accounts) in proportion to their holdings in the Acquired Funds. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Funds immediately before the Reorganization. You will not pay any sales charge in connection with this distribution of shares. If you already have an Acquiring Fund account, shares distributed in the Reorganization will be added to that account. As a result, when average cost is calculated for income tax purposes, the cost of the shares in the accounts you owned will be combined.


FUND INVESTMENT OBJECTIVES

The following table presents the investment objective for each of the Funds.

     ACQUIRED FUND          INVESTMENT OBJECTIVE               ACQUIRING FUND               INVESTMENT OBJECTIVE
 BLACKROCK GROWTH FUND   Long-term growth of capital BLACKROCK CAPITAL APPRECIATION FUND Long-term growth of capital
COLUMBIA TECHNOLOGY FUND    Capital appreciation

                                       3
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

                               TABLE OF CONTENTS
SECTION A -- Proposal......................................................5
  PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization.....5
    SUMMARY................................................................5
      How the Reorganization Will Work.....................................5
      Comparison of the Acquired Funds and the Acquiring Fund..............6
      Comparison of Investment Objectives..................................6
      Comparison of Investment Strategies..................................6
      Comparison of Investment Policies....................................7
      Risk Factors.........................................................8
      Performance.........................................................12
      Tax Consequences....................................................15
  FEES AND EXPENSES.......................................................16
  THE REORGANIZATION......................................................17
    Terms of the Reorganization...........................................17
    Conditions to Closing the Reorganization..............................17
    Termination of the Plan...............................................18
    Tax Status of the Reorganization......................................18
    Reasons for the Proposed Reorganization and Board Deliberations.......18
    Boards' Determinations................................................20
    Recommendation and Vote Required......................................20
SECTION B - Proxy Voting and Shareholder Meeting Information..............21
SECTION C - Capitalization, Ownership of Fund Shares and Other Fund
      Information22.........................................................
EXHIBIT A - Agreement and Plan of Reorganization.........................A-1
EXHIBIT B - Agreement and Plan of Reorganization.........................B-1

The prospectus for the Acquiring Fund accompanies this proxy statement/prospectus.

                                       4
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

SECTION A -- PROPOSAL

PROPOSAL: APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY
This proxy statement/prospectus is being used by the Acquired Funds to solicit voting instructions for the proposals to approve the Plans providing for the Reorganization of the Acquired Funds into the Acquiring Fund. A form of each Plan is included as Exhibit A and Exhibit B.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus, exhibits and accompanying materials because they contain details that are not in this summary.

HOW THE REORGANIZATION WILL WORK
The following table shows the names of the Acquired Fund and the Acquiring Fund into which it will be merged.

--------------------------------------------------------------
|     ACQUIRED FUNDS     |          ACQUIRING FUND           |
--------------------------------------------------------------
| BlackRock Growth Fund  |BlackRock Capital Appreciation Fund|
--------------------------
|Columbia Technology Fund|                                   |
--------------------------------------------------------------

* Each Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Funds' liabilities.
* The Acquiring Fund will issue shares of beneficial interest in an amount equal to the value of the assets that it receives from the Acquired Funds, less the liabilities it assumes. These shares will be distributed to the Acquired Funds' shareholders (the separate accounts) in proportion to their holdings in each Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Funds immediately before the Reorganization.
* As part of the Reorganization, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Acquired Fund accounts will be transferred to your new Acquiring Fund account. If you do not want your systematic transactions to continue, please contact your financial representative to make changes.
* Neither the Acquired Funds nor the Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Funds will pay any sales charge in connection with the Reorganization.
* After the Reorganization has been completed, contract values that were allocated to subaccounts investing in the Acquired Funds will be allocated to subaccounts investing in the Acquiring Fund. The Acquired Funds will be terminated.

                                       5
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

COMPARISON OF THE ACQUIRED FUNDS AND THE ACQUIRING FUND
The Acquired Funds and the Acquiring Fund:
* Are outstanding series of an open-end management investment company organized as a Delaware statutory trust.
* Have Allianz Investment Management LLC (the "Manager") as their investment adviser.
* Have the same policies for buying and selling shares and the same exchange rights.
* Have the same distribution policies.
* Are available only to Contract Owners who allocate contract value to a subaccount that invests in the Funds.


COMPARISON OF INVESTMENT OBJECTIVES
The following table presents the investment objectives for the Funds.

     ACQUIRED FUND          INVESTMENT OBJECTIVE               ACQUIRING FUND               INVESTMENT OBJECTIVE
 BLACKROCK GROWTH FUND   Long-term growth of capital BLACKROCK CAPITAL APPRECIATION FUND Long-term growth of capital
COLUMBIA TECHNOLOGY FUND    Capital appreciation

COMPARISON OF INVESTMENT STRATEGIES
The principal investment strategies of the Acquiring Fund and the BlackRock Growth Fund are the same. Both Funds invest primarily in equity securities of mid- and large-size companies and may invest up to 20% of assets in other securities, such as bonds and small-size company stocks. Both Funds are subadvised by BlackRock Capital Management, Inc.

Columbia Technology Fund also invests primarily in equity securities, but focuses on stocks of technology companies; the Fund may invest in companies of all sizes and expects to invest a significant percentage of its assets in small- and mid-size companies. Columbia Technology Fund is subadvised by Columbia Management Advisors, LLC.

Detailed strategies for the Acquired Funds and the Acquiring Fund are set forth below:

PRINCIPAL INVESTMENT STRATEGIES FOR BLACKROCK CAPITAL APPRECIATION FUND AND FOR BLACKROCK GROWTH FUND:

Under normal market conditions, the Fund invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock. The Fund generally invests in mid- and large-size companies.

The Fund seeks to invest in fundamentally sound companies that, in the subadviser's opinion, have strong management, superior earnings growth prospects, and attractive relative valuations. The disciplined investment process uses bottom-up stock selection as the primary driver of returns. The Fund emphasizes large companies that exhibit stable growth and accelerated earnings.

While the Fund generally invests across a broad range of industries, the subadviser may favor companies in those industries that appear to offer higher potential for long-term growth.

Although the subadviser does not expect to make such investments as a matter of course, the Fund is permitted to invest up to 20% of total assets in other securities, such as bonds and small-size company stocks.

The Fund generally will sell a stock when, in the subadviser's opinion, the stock reaches its price target, or when the company's future growth prospects deteriorate, the company becomes unable to sustain earnings momentum, the stock's valuation becomes less attractive, a significant price change occurs, or when the subadviser identifies more compelling investment opportunities elsewhere.

The Fund may, but is not required to, use derivatives by buying or selling options or futures on a security or an index of securities. The primary purpose of using derivatives is to attempt to reduce risk to the Fund as a whole by hedging, but the subadviser may also use derivatives to maintain liquidity and commit cash pending investment. The subadviser also may use derivatives for speculation to increase returns, but under normal market conditions generally does not expect to do so.

                                       6
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

For temporary defensive purposes or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate, and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES FOR COLUMBIA TECHNOLOGY FUND:

Under normal market conditions, the Fund invests at least 80% of its total net assets, plus any borrowings for investment purposes, in stocks of technology companies that may benefit from technological improvements, advancements or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services.

The Fund invests mainly in common stocks of U.S. and foreign companies that the subadviser believes have, or will develop, products, processes or services that will provide significant technological improvements, advances or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services. The Fund may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts. The Fund will invest in companies of all sizes, and expects to invest a significant percentage of its assets in small- and mid-cap companies.

The Fund's current focus includes companies from the following industries:

* biotechnology,
* cable and network broadcasting,
* communications,
* computer hardware,
* computer services and software,
* consumer electronics,
* defense,
* medical devices,
* pharmaceutical, and
* semiconductors.

The Fund may also invest in securities convertible into or exercisable for stock, including preferred stock, warrants and debentures, and certain options, forwards, swap contracts and financial futures contracts ("derivatives"). The Fund may also invest in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and NASDAQ-listed foreign securities.

The Fund may engage in frequent trading in order to achieve its investment objectives.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short term debt instruments, including government, corporate, and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

COMPARISON OF INVESTMENT POLICIES
If shareholders of the Acquired Funds approve the Reorganization, they will be subject to the investment policies of the Acquiring Fund. Other than as described herein, the Manager does not believe that the differences between the investment policies result in any material difference in the way the Funds are managed.

There are no differences between the investment policies of BlackRock Growth Fund and BlackRock Capital Appreciation Fund that result in any material difference in the way the Funds are managed.

Columbia Technology Fund and BlackRock Capital Appreciation Fund have similar investment policies. The primary difference between these Funds is the fact that Columbia Technology Fund concentrates in technology industries and is required, under normal circumstances, to invest at least 80% of its assets in investments of the type suggested by its name. BlackRock Capital Appreciation Fund, on the other hand, generally is not permitted to concentrate more than 25% its

                                       7
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
assets in any one industry. Columbia Technology Fund may also invest to a greater extent (up to 33 1/3%) in foreign equities in developed markets, whereas BlackRock Capital Appreciation Fund does not currently invest significantly in foreign equities.

RISK FACTORS
The principal investment strategies of the Acquiring Fund are comparable to the principal investment strategies of the Acquired Funds. Consequently, the Acquiring Fund has principal investment risks that are generally comparable to those of the Acquired Funds. For BlackRock Capital Appreciation Fund and BlackRock Growth Fund, the principal investment strategies and principal investment risks are the same. Depending upon its assessment of changing market conditions, the subadviser of each Fund may emphasize particular asset classes or particular investments at any given time, which may change the risks associated with a Fund. The fact that a risk is not identified as a principal risk for a particular Fund does not mean that the Fund may not be subject to that risk. The Statement of Additional Information for the Acquiring Fund, which is incorporated by reference in this proxy statement/prospectus, contains detailed information on the Acquiring Fund's permitted investments and investment restrictions.

The principal risks of investing in the Acquired Funds and the Acquiring Fund are comparable and are shown in the table below. A discussion of each of the various principal risks follows the table.

RISK                          BLACKROCK GROWTH FUND COLUMBIA TECHNOLOGY FUND BLACKROCK CAPITAL APPRECIATION FUND
                                 (ACQUIRED FUND)        (ACQUIRED FUND)               (ACQUIRING FUND)
Market Risk                             X                      X                              X
Issuer Risk                             X                      X                              X
Selection Risk                          X                      X                              X
Growth Stocks Risk                      X                      X                              X
Leveraging Risk                         X                                                     X
Capitalization Risk                     X                      X                              X
Credit Risk                             X                                                     X
Convertible Securities Risk             X                      X                              X
Interest Rate Risk                      X                                                     X
Derivatives Risk                        X                      X                              X
Industry Sector Risk                                           X
Foreign Risk                                                   X
Initial Public Offerings Risk                                  X
Liquidity Risk                                                 X
Currency Risk                                                  X
Portfolio Turnover                                             X

* MARKET RISK: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund's portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund's portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities.

                                       8
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

* ISSUER RISK: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's products or services.
* SELECTION RISK: The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund's assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.
* GROWTH STOCKS RISK: The returns on growth stocks may or may not move in tandem with the returns on other categories of stocks, or the stock market as a whole. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.
* LEVERAGING RISK: Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transaction. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage, including borrowing, may exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities.
* CAPITALIZATION RISK: To the extent the Fund invests significantly in small and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies' securities and the Fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. The value of some of the Fund's investments will rise and fall based on investor perception rather than economic factors.
* CREDIT RISK: Credit risk is the chance that the issuer of a debt security will fail to repay interest and principal in a timely manner, reducing the Fund's return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund's shares.
* CONVERTIBLE SECURITIES RISK: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise, and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.
* INTEREST RATE RISK: Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.
* DERIVATIVES RISK: The Fund may invest in derivatives. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess

                                       9
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
   of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to "cash settle") are not covered through ownership of the underlying security, financial instrument, or currency. The obligation to segregate assets may result in the Fund not achieving its objectives.


* INDUSTRY SECTOR RISK: The value of the Fund's shares is particularly vulnerable to risks affecting technology companies and/or companies having investments in technology. The technology sector historically has had greater stock price fluctuation as compared to the general market. By focusing on the technology sector of the stock market rather than a broad spectrum of companies, the Fund's share price will be particularly sensitive to market and economic events that affect those technology companies. The stock prices of technology companies during the past few years have been highly volatile, largely due to the rapid pace of product change and development within this sector. This phenomenon may also result in future stock price volatility. In addition, technologies that are dependent on consumer demand may be more sensitive to changes in consumer spending patterns. Technology companies focusing on the information and telecommunications sectors may also be subject to international, federal and state regulations and may be adversely affected by changes in those regulations.
* FOREIGN RISK: Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.
* INITIAL PUBLIC OFFERINGS RISK: The Fund may invest in initial public offerings (IPOs). By definition, securities issued in IPOs have not traded publicly until the time of their offerings. There may be only a limited number of shares available for trading, the market for those securities may be unseasoned, and the issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.
* LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
* CURRENCY RISK: Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.

                                      10
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

* PORTFOLIO TURNOVER: The Fund may actively and frequently trade its portfolio securities or may turn over a significant portion of its portfolio securities in a single year. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.

                                      11
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

PERFORMANCE
Performance information for the Funds is shown below.

The following bar charts and tables provide an indication of the risks of an investment in the Funds by showing changes in their performance from year to year and by showing how the Funds' average annual returns for one year, five years and since inception (as applicable) compare with those of a broad measure of market performance.

Both the bar charts and the tables assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Funds' performance would have been lower.

The performance of the Funds will vary from year to year. The Funds' performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Funds will perform in the future.

BLACKROCK GROWTH FUND (ACQUIRED FUND)

[BAR CHART GRAPHIC 2003: 36.48%, 2004: 8.08%, 2005: 11.06%, 2006: 0.70%, 2007:
15.02%, 2008: -60.70%]

* PRIOR TO JANUARY 26, 2009, THE FUND WAS SUBADVISED BY LEGG MASON CAPITAL MANAGEMENT, INC. AND WAS KNOWN AS THE AZL LEGG MASON GROWTH FUND.

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q2, 2003) 19.45%
 Lowest (Q4, 2008)  -32.98%

AVERAGE ANNUAL TOTAL RETURNS

                          INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 FIVE YEARS ENDED DECEMBER 31, 2008 SINCE INCEPTION
AZL BlackRock Growth Fund 5/1/2002              -60.70%                           -11.39%                   -8.13%
Russell 1000 Growth Index                       -38.44%                            -3.42%                   -2.01%

The Fund's performance is compared to the Russell 1000 Growth Index, an unmanaged index that measures the performance of individual securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

                                      12
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

COLUMBIA TECHNOLOGY FUND (ACQUIRED FUND)

[BAR CHART GRAPHIC 2003: -41.13%, 2003: 41.96%, 2004: -4.33%, 2005: 0.70%,
2006: 2.56%, 2007: 22.75%, 2008: -50.63%]

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q2, 2003) 18.56%
 Lowest (Q4, 2008)  -28.34%

AVERAGE ANNUAL TOTAL RETURNS

                              INCEPTION ONE YEAR ENDED DECEMBER 31, 2008  FIVE YEARS ENDED DECEMBER 31, 2008   SINCE INCEPTION
AZL Columbia Technology Fund  11/5/2001             -50.63%                            -9.75%                   -8.28%
S&P 500{R} Index                                    -37.00%                            -2.19%                   -0.91%

The Fund's performance is compared to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500{R} Index") The S&P 500{R} Index is an unmanaged index that consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

                                      13
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

BLACKROCK CAPITAL APPRECIATION FUND (ACQUIRING FUND)

[BAR CHART GRAPHIC 2006: 1.57%, 2007: 10.92%, 2008: -36.37%]

* PRIOR TO NOVEMBER 24, 2008, THE FUND WAS SUBADVISED BY JENNISON ASSOCIATES LLC AND WAS KNOWN AS THE AZL JENNISON GROWTH FUND.

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q3, 2007) 5.85%
 Lowest (Q4, 2008)  -19.81%

AVERAGE ANNUAL TOTAL RETURNS

                                        INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
AZL BlackRock Capital Appreciation Fund 4/29/2005             -36.37%                  -3.84%
Russell 1000 Growth Index                                     -38.44%                  -4.64%

The Fund's performance is compared to the Russell 1000 Growth Index, an unmanaged index that measures performance of individual securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

                                      14
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

 TABLE A-1

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

FUND (inception date)                   LAST 1 YEAR LAST 2 YEARS LAST 3 YEARS LAST 5 YEARS SINCE INCEPTION
AZL BlackRock Growth Fund                 -60.70%     -32.77%      -23.08%      -11.39%        -8.13%
(5/1/2002)
AZL Columbia Technology Fund              -50.63%     -22.16%      -14.66%       -9.75%        -8.28%
(11/5/2001)
AZL BlackRock Capital Appreciation Fund   -36.37%     -15.99%      -10.50%        N/A          -3.84%
(4/29/2005)

TAX CONSEQUENCES
If the separate accounts investing in the Funds and the Contracts are properly structured under the insurance company provisions of the federal tax law (as the Manager believes is the case), the Reorganization will not be a taxable event for Contract Owners who have a portion of their variable annuity contract allocated to the Funds, regardless of the tax status of the Reorganization.

As a condition to the closing of each Reorganization, the Acquired Funds and the Acquiring Fund will receive an opinion from Dorsey & Whitney LLP to the effect that each Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, shareholders (the separate accounts of Allianz Life and Allianz Life of New York) will not recognize taxable gain or loss as a result of the Reorganization.


As a result of the Reorganization, the Acquiring Fund will succeed to certain tax attributes of the Acquired Funds, except that the amount of an Acquired Fund's accumulated capital loss carry forwards (plus any net capital loss that the Acquired Fund sustains during its taxable year ending on the applicable Closing Date and any net unrealized built-in loss it has on that date) that the Acquiring Fund may use to offset capital gains it recognizes after its Reorganization, generally in the eight succeeding taxable years, may be subject to an annual limitation under Sections 382 and 383 of the Code.


For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."

                                      15
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

FEES AND EXPENSES
The following table describes the fees and expenses as of the end of the most recent fiscal year that you pay if you buy and hold shares of the Acquired Funds or shares of the Acquiring Fund. The table also shows estimated pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. The table does not reflect the expenses that apply to the subaccounts or the Contracts. Inclusion of these charges would increase expenses for all periods shown. The fees and expenses below exclude the costs of the Reorganization. See "Reasons for the Proposed Reorganization and Board Deliberations" for additional information concerning the allocation of the costs of the Reorganization.

TABLE A-2

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

The following table is based on fund assets as of December 31, 2008.


                                  BLACKROCK GROWTH FUND COLUMBIA TECHNOLOGY FUND   BLACKROCK CAPITAL APPRECIATION FUND (ACQUIRING
                                     (ACQUIRED FUND)        (ACQUIRED FUND)                            FUND)
Management Fee (a)                       0.85% (b)             0.81%                        0.80% (b)
Distribution (12b-1) Fees (d)            0.25%                 0.25%                        0.25%
Other Expenses                           0.13%                 0.16%                        0.15%
Total Annual Operating Expenses          1.23% (b)             1.22%                        1.20% (b)
(e)

                     ACQUIRING FUND - PRO FORMA WITH        ACQUIRING FUND - PRO FORMA WITH      ACQUIRING FUND - PRO FORMA WITH
                          BLACKROCK GROWTH FUND                COLUMBIA TECHNOLOGY FUND                BOTH ACQUIRED FUNDS
Management Fee             0.80%                                0.80%                                   0.80%
(b)(c)
Distribution (12b-         0.25%                                0.25%                                   0.25%
1) Fees (d)
Other Expenses             0.12%                                0.13%                                   0.11%
Total Annual               1.17% (b)                            1.18%                                   1.16% (b)
Operating Expenses
(e)


(a)The management fee rate is the contractual rate charged for the Fund's most recent fiscal year, which ended December 31, 2008.
(b)As of the date of this proxy statement/prospectus, the Manager is voluntarily reducing the management fee for BlackRock Growth Fund to 0.70% on the first $200 million of assets and 0.65% on assets over $200 million and for BlackRock Capital Appreciation Fund to 0.75%. In connection with the Reorganization, the Manager will voluntarily reduce the management fee for the combined Fund to 0.70% on the first $200 million of assets and 0.65% on assets over $200 million. The Manager reserves the right to increase the management fees to the amounts shown in the table above at any time. If the voluntary management fee reductions were reflected in the table, the Total Annual Fund Operating Expenses would be lower.
(c)The management fee rate shown reflects what the rate would be under the current management fee schedule for the Acquiring Fund based on the combined assets of the Funds for the fiscal year ended December 31, 2008.
(d)The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays Allianz Life Financial Services, LLC, the Fund's distributor, an annual fee of up to 0.25% of average daily net assets as payment for distributing its shares and providing shareholder services.


(e)The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.30% for AZL BlackRock Growth Fund, 1.35% for AZL Columbia Technology Fund, and 1.20% for BlackRock Capital Appreciation Fund through April 30, 2010. The Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of Other Expenses paid by the Manager provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that such reimbursements to the Manager are expected in the upcoming year, the amount of the reimbursements, if any, is included in the financial statements in the Fund's shareholder reports and is reflected in Other Expenses in the table above. Any obligations of an Acquired Fund to reimburse the Manager will not carry forward to the Acquiring Fund following the Reorganization.


                                      16
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

EXAMPLE: Use the following tables to compare fees and expenses of the Funds to other investment companies. The tables illustrate the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. The tables also show pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been in effect for the periods shown. The tables do not reflect the effect of any fee or expense waivers. The tables also do not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.


FUND                                                                          1 YEAR 3 YEARS 5 YEARS 10 YEARS
BlackRock Growth Fund (Acquired Fund)                                           $125    $390    $676   $1,489
Columbia Technology Fund (Acquired Fund)                                        $124    $387    $670   $1,477
BlackRock Capital Appreciation Fund (Acquiring Fund)                            $122    $381    $660   $1,455
PRO FORMA
BlackRock Capital Appreciation Fund - Pro Forma with BlackRock Growth Fund      $119    $372    $644   $1,420
BlackRock Capital Appreciation Fund - Pro Forma with Columbia Technology Fund   $120    $375    $649   $1,432
BlackRock Capital Appreciation Fund - Pro Forma with Both Acquired Funds        $118    $368    $638   $1,409


THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THSE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.

THE REORGANIZATION

TERMS OF THE REORGANIZATION
The Board has approved the Plans, a copy of each of which is attached as Exhibit A and Exhibit B. The Plans provide for the Reorganization on the following terms:
* The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by an Acquired Fund and the Acquiring Fund.
* The Acquired Funds will transfer all of their assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume the Acquired Funds' liabilities.
* The Acquiring Fund will issue shares to each Acquired Fund in an amount equal to the value of the assets that it receives from each Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. These shares will immediately be distributed by the Acquired Funds to their shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. As a result, shareholders (the separate accounts) of the Acquired Funds will become shareholders of the Acquiring Fund. Contract values that were allocated to subaccounts invested in the Acquired Funds will be allocated to subaccounts investing in the Acquiring Fund.
* Neither the Acquired Funds nor any Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Funds will pay any sales charge in connection with the Reorganization.
* The net asset value of the Acquired Funds and the Acquiring Fund will be computed as of 3:00 p.m. Central time, on the closing date.
* After the Reorganization, the Acquired Funds will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION
The completion of the Reorganization is subject to certain conditions described in the Plans, including:
* Each Acquired Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.

                                      17
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

* The Funds will have received any approvals, consents, or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.
* An effective registration statement on Form N-14 will be on file with the SEC.
* The Contract Owners of each Acquired Fund who are eligible to provide voting instructions for the meeting will have approved the respective Plans.
* The Acquired Funds will receive an opinion of tax counsel that the proposed Reorganization will be tax-free for the Acquired Funds and the Acquiring Fund and for the separate accounts that are the shareholders of the Acquired Funds.

TERMINATION OF THE PLAN
The Plans and the transactions contemplated by them may be terminated and abandoned by resolutions of the Board of Trustees of the Acquired Funds or the Acquiring Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Acquired Funds or the Acquiring Fund, or the trustees, officers, or shareholders of the Acquired Funds or the Acquiring Fund.


TAX STATUS OF THE REORGANIZATION
For federal income tax purposes, the transfer of the assets of each Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of the Acquiring Fund shares to shareholders of each Acquired Fund is treated as a separate reorganization. The discussion below applies to each Reorganization.
The exchange of the Acquired Funds' assets for shares of the Acquiring Fund, and the subsequent distribution of those shares to shareholders of the Acquired Funds and the liquidation of the Acquired Funds, are intended to qualify for federal income tax purposes as tax-free reorganizations under Section 368(a)(1) of the Code. The Acquired Funds and the Acquiring Fund will receive an opinion of Dorsey & Whitney LLP, based in part on certain representations by the VIP Trust on behalf of the Acquired Funds and the Acquiring Fund, substantially to the effect that:
   *  Each Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and each of the Acquired Funds will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.


   * Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of each Acquired Fund which are distributed by Acquired Fund prior to the Closing.
   * The tax basis of the Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund shares exchanged therefor.
   * The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which the Acquired Fund shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time.
   * The Acquired Funds will recognize no income, gain, or loss by reason of the Reorganization.
   * The Acquiring Fund will recognize no income, gain, or loss by reason of the Reorganization.
   * The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Funds as of the Effective Time.
   * The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Funds.
   * The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Funds as of the Effective Time.
REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS
The Board believes that the proposed Reorganization will be advantageous to shareholders of the Acquired Funds based on its consideration of the following matters:
* TERMS AND CONDITIONS OF THE REORGANIZATION. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.
* TAX CONSEQUENCES. The Board considered the tax-free nature of the Reorganization.

                                      18
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

* CONTINUITY OF INVESTMENT. The Board considered the compatibility of the Funds and the degree of similarity between the investment objectives and the principal investment strategies for the Acquired Funds and the Acquiring Fund. The Board considered the fact that the Acquired Funds and the Acquiring Fund have comparable investment objectives and, except as described in this proxy statement, investment strategies and policies that are substantially similar. In the case of BlackRock Growth Fund, the Board noted that the Acquired Fund and the Acquiring Fund have the same investment objectives, principal investment strategies and principal investment risks. The Board also took note of the fact that following the Reorganization, shareholders of the Acquired Funds will be invested in a Fund holding a portfolio whose characteristics are similar to those of the portfolio currently held by the Acquired Funds, except as described in this proxy statement.


* EXPENSE RATIOS. The Board considered the relative expenses of the Funds. At December 31, 2008, the end of each Fund's most recent fiscal year, the total operating expense ratio for the Acquiring Fund was lower than the total operating expense ratio for each of the Acquired Funds. The contractual management fee for the Acquiring Fund is lower than that for each the Acquired Funds; the contractual management fees for the Colombia Technology Fund includes breakpoints. The Funds have the same Distribution (12b-1) Fees, and the Other Expenses for the Acquiring Fund following the Reorganization are expected to be lower than for any of the Funds prior to the Reorganization. The Board considered the Manager's voluntary waiver of fees for the BlackRock Growth Fund and for the Acquiring Fund, including the fact that the Manager had agreed voluntarily to further reduce its fees for the Acquiring Fund in connection with the Reorganization and that the Manager may revoke its voluntary waiver of fees at any time. The Board considered that, in sum, shareholders of the Acquired Funds could expect lower total operating expenses following the Reorganization.


  The Board also considered the possibility that both higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows, or reduced outflows, may reduce the risk that, if net assets of the Acquired Funds fail to grow, or even diminish, the Acquired Funds' total expense ratios could rise from current levels as fixed expenses become a larger percentage of net assets. The Board noted that all of the Funds are subject to expense limitation agreements that will remain in place through at least April 30, 2010. The Board considered the fact that all of the Funds currently are operating with expenses below the caps contained in their respective expense limitation agreement and that the Acquiring Fund is not subject currently to reimbursements to the Manager for expenses previously waived by the Manager.
* ECONOMIES OF SCALE. The Board considered the advantage of combining Funds with similar investment objectives and investment strategies. The Board believes that the combined Fund may have the opportunity to take advantage of the economies of scale associated with a larger fund. The combined Fund may have better prospects for growth than any of the Funds separately. For example, a larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Furthermore, as indicated above, fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis, may be reduced.
* COSTS. The Board noted that the Acquired Funds each will bear the expenses of printing and mailing communications to the Contract Owners who beneficially owned its shares and that all other expenses of the Reorganization, including accounting, legal, and custodial expenses, and any costs related to repositioning of the Acquiring Funds' portfolios after the Reorganization, will be allocated equally among the Acquired Funds and the Acquiring Fund. The Board also noted that the estimated total reorganization costs, including repositioning costs, would be less than $0.01 per share of the combined Fund. The Board considered the Manager's analysis showing that the reduction in annual operating expenses for the Acquired Funds and the Acquiring Fund resulting from the Reorganization is likely to be greater than the expenses of the Reorganization to be borne by the Acquired Funds or Acquiring Fund, as the case may be.
* DILUTION. The Board considered the fact that the Reorganization will not dilute the interests of the current Contract Owners with contract values allocated to subaccounts investing in the Acquired Funds because it would be effected on the basis of the relative net asset value per share of the Acquired Funds and the Acquiring Fund, respectively. Thus, subaccounts holding shares of the Acquired Funds will receive shares of the Acquiring Fund equal in value to their shares in the Acquired Funds.

                                      19
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

* PERFORMANCE AND OTHER FACTORS. The Board considered the relative performance records of the Funds. The Board took into account the better overall track record of the Acquiring Fund, when compared to the Acquired Funds, over the four years since the inception of the Acquiring Fund. While the Board was cognizant of the fact that an Acquiring Fund's past performance is no guarantee of its future results, and that returns for the Acquiring Fund prior to November 24, 2008, and for BlackRock Growth Fund prior to January 26, 2009, were the result of investment choices by different subadvisors, it did recognize that the better overall track record of the Acquiring Fund could help attract more assets into the combined Funds and therefore could increase shareholder confidence in the combined Fund. The Board concluded that increased inflows, or reduced outflows, could lead to further economies of scale (see "Economies of Scale" above).
  The Board also considered the fact that the Funds have similar investment objectives and strategies. The Reorganization should allow for a concentrated selling effort, thereby potentially benefiting shareholders of the combined Funds. The Board further took into account the Manager's belief that each Acquired Fund, as a stand-alone Fund, was unlikely to experience significant growth in assets as a result of inflows.
* POTENTIAL EFFECTS ON THE MANAGER. The Board considered the potential benefits from the Reorganization that could be realized by the Manager. The Board recognized that the potential benefits to the Manager consist principally of economies of scale and the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board noted, however, that shareholders of the Acquired Funds will benefit over time from any long-term decrease in overall operating expense ratios resulting from the proposed Reorganization. The Board noted that the proposed Reorganization would affect the amount of management fees that the Manager retains after payment of the subadvisory fees. The table below assumes that the Reorganization has taken place and gives effect to the additional temporary reduction in management fees payable to Manager. See Table A-2 above for information concerning current management fees for both Funds and the voluntary reductions in management fees that are currently in effect.

FUND                                                                MANAGEMENT FEE RETAINED AFTER PAYMENT OF SUBADVISORY FEE (1)
BlackRock Growth Fund (Acquired Fund)                                                          0.30%
Columbia Technology Fund (Acquired Fund)                                                       0.27%
BlackRock Capital Appreciation Fund (Acquiring Fund)                                           0.35%
   Weighted Average Before Reorganization                                                      0.32%
BLACKROCK CAPITAL APPRECIATION FUND - PRO FORMA WITH ACQUIRED FUNDS                            0.29% (2)

 (1)Calculations are as of May 31, 2009, using monthly average assets under management for May 2009.
 (2)Calculated using management fee rates and subadvisory fee rates effective October 26, 2009.


Each Trustee carefully considered the factors described above and evaluated the merits of the Reorganization in accordance with his or her own experience and business judgment. Although each Trustee independently formed his or her own judgment on the proposed Reorganization, the Board accepted the Manager's analysis that the Acquired Funds had not reached a size at which they could expect to realize economies of scale and that, in light of current market conditions, they were not likely to reach such a size. The Board also accepted the Manager's analysis that the Acquiring Fund has better potential to reach a size to realize economies of scale due to the Acquiring Fund's better overall track record and due to the fact that the Acquiring Fund can expect investments of assets from Allianz funds of funds (which invest in certain permitted underlying funds, such as the Acquiring Fund), while the Acquired Funds are not likely to receive such investments. The Board also accepted the Manager's analysis that the shareholders of the Acquired Funds would benefit from the Reorganization through lower management fees and overall fund expenses.


BOARDS' DETERMINATIONS
After considering the factors described above and other relevant information at an in-person meeting held on June 10, 2009, the Board of Trustees of each of the Acquired Funds, including a majority of the independent Board members, found that participation in the Reorganization is in the best interests of the Acquired Funds and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquired Funds would not be diluted as a result of the Reorganization.

The Board of Trustees of the Acquiring Fund approved the Plans at the meeting held on June 10, 2009. Among other factors, the Board members considered the terms of the Plans, the provisions intended to avoid the dilution of Contract Owners' interests, and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of existing Contract

                                      20
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

Owners with contract values allocated to subaccounts investing in the Acquiring Fund will not be diluted as a result of the Reorganization.

RECOMMENDATION AND VOTE REQUIRED
The Board recommends that Contract Owners who are entitled to vote at the meeting approve the proposed Plans. Approval of each Plan requires the affirmative vote, in person or by proxy, of a majority of the voting power of the outstanding shares of the respective Acquired Fund as the record date, July 31, 2009. Shareholders of each Acquired Fund will vote separately on the Plan applicable the Acquired Fund in which they are invested. Each share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share held by a shareholder on the record date. If the Plan is not approved by the Acquired Fund, the Board will consider what further action should be taken. The Reorganization will proceed with respect to any Acquired Fund approving it, even if the other Acquired Fund does not.

If shareholder approval is obtained, the Reorganization is scheduled to be effective on or about October 23, 2009.

                                      21
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

SECTION B - PROXY VOTING AND SHAREHOLDER MEETING INFORMATION
REFERENCE TO THE "FUND" IN THIS SECTION IS A REFERENCE TO THE ACQUIRED FUND.


A special meeting of shareholders of the Acquired Funds will be held as specified in the Notice of Special Meeting that accompanies this proxy statement/prospectus. At the meeting, shareholders (the separate accounts) will vote their shares of the Acquired Funds. You have the right to instruct Allianz Life and Allianz Life of NY (together, "Allianz") on how to vote the shares of the Acquired Funds held under your Contract. Unless you plan to attend the Meeting and vote in person, your voting instructions must be received (by mail, phone or Internet) no later than 4:00 p.m. Central time on the day prior to the Meeting.


The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value, the Contract Owner is permitted to vote one Fund share. We count fractional votes. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposal described above. Allianz will vote any shares for which it does not receive a voting instruction form, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of shareholders could determine the outcome of any proposal.

For the Meeting to proceed, there must be a quorum. This means that at least 25% of a Fund's shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Funds, its presence at the Meeting in person or by proxy will meet the quorum requirement.


You may revoke your voting instructions up until 4:00 p.m. Central time on the day prior to the Meeting by giving written notice to Allianz prior to that time by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416,or by executing and returning to Allianz a voting instruction form with a later date. You may also attend the Meeting and vote in person. If you need a new voting instruction form, please call the Fund at 1-800-950-5872 ext. 35857, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "FOR" the proposal.


The Acquired Funds will pay all costs of solicitation, including the cost of preparing and mailing the Notice of a Special Meeting of shareholders and this proxy statement/prospectus to Contract Owners. Representatives of the Manager, without cost to the Fund, also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls.

DISSENTERS' RIGHTS OF APPRAISAL. There are no appraisal or dissenters' rights for shareholders of the Acquired Funds. Delaware law does not grant beneficiaries of statutory trusts who dissent from approval of the Reorganization the right to demand an appraisal for their interests and payment of their fair cash value. As a result, shareholders who object to the Reorganization do not have a right to demand a different payment for their shares of beneficial interest.

OTHER MATTERS. Management of the Funds anticipates that an election of Trustees and ratification of the auditors also will be conducted at the Meeting. You will receive a separate proxy statement containing information regarding these other matters if you are eligible to vote on them. Otherwise, management of the Funds knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

ADJOURNMENT. In the event that voting instructions received by the time scheduled for the meeting are not sufficient to approve the Reorganization, representatives of Allianz may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. Representatives of Allianz will vote in favor of adjournment. The Acquired Funds will pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient voting instructions have been received.

                                      22
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

SECTION C - CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION IN THIS SECTION REFERENCE TO THE "FUND" IS A REFERENCE TO THE ACQUIRING FUND AND THE ACQUIRED FUNDS.

This section contains the following information about the Funds:

TABLE   CONTENT

        (all information is shown for the fiscal year ended December 31, 2008, unless noted otherwise)

C-1 Actual and pro forma capitalization of the Acquired Fund and the Acquiring Fund

C-2     Actual and pro forma ownership of Fund shares

CAPITALIZATION

The following table shows the capitalization of the Funds at December 31, 2008, and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. ACTUAL AND PRO FORMA CAPITALIZATION OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS


FUND                                                  NET ASSETS  NET ASSET VALUE SHARES OUTSTANDING
                                                                     PER SHARE
BlackRock Growth Fund (Acquired Fund)*               $136,580,172      $5.06          26,976,834
Columbia Technology Fund (Acquired Fund)*            $39,790,405       $4.78          8,328,533
BlackRock Capital Appreciation Fund (Acquiring Fund) $99,344,439       $8.66          11,474,707
BLACKROCK CAPITAL APPRECIATION FUND - PRO FORMA WITH BLACKROCK GROWTH FUND
Adjustments**                                         -$104,388         --               -11,213,334
Pro Forma                                            $235,820,223      $8.66          27,238,207
BLACKROCK CAPITAL APPRECIATION FUND - PRO FORMA WITH COLUMBIA TECHNOLOGY FUND
Adjustments**                                          -$30,412         --                -3,736,090
Pro Forma                                            $139,104,432      $8.66          16,067,150
BLACKROCK CAPITAL APPRECIATION FUND - PRO FORMA WITH BOTH ACQUIRED FUNDS
Adjustments**                                         -$134,800         --               -14,949,424
Pro Forma                                            $275,580,216      $8.66          31,830,650


* The number of Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date.

**The adjustment to net assets represents the impact as a result of the estimated Reorganization fees and expenses that will be paid by the Funds, and the adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.

                                      23
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund's outstanding shares at the record date. At the record date, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2. ACTUAL AND PRO FORMA OWNERSHIP OF FUND SHARES


FUND                                      5% OWNERS            PERCENT OF SHARES        PERCENT OF SHARES HELD FOLLOWING THE
                                                                     HELD                          REORGANIZATION
-----------------------------------------------------------------------------------------------------------------------------------
BlackRock Growth Fund               Allianz Life Variable          96.84%                    N/A
                                          Account B
Columbia Technology Fund            Allianz Life Variable          95.56%                    N/A
                                          Account B
BlackRock Capital Appreciation Fund  Allianz Life Variable
                                           Account B               37.94%                   67.28%
                                       AZL Fusion Growth           28.71%                   14.31%
                                      AZL Fusion Moderate          21.35%                   10.64%
                                      AZL Fusion Balanced          10.43%                    5.20%



                                      24
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

EXHIBIT A -AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL BlackRock Growth Fund (the "Acquired Fund"), and the same statutory trust (in this role, the "Buying Trust") on behalf of its series, the AZL BlackRock Capital Appreciation Fund (the "Acquiring Fund").

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.

-------------------------------------------------------------------
|      ACQUIRED FUND      |            ACQUIRING FUND             |
-------------------------------------------------------------------
|AZL BlackRock Growth Fund|AZL BlackRock Capital Appreciation Fund|
-------------------------------------------------------------------

In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the VIP Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.

                                     A-1
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.
   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.

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   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:
      (1)liabilities disclosed in the Acquired Fund Financial Statements,

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      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.

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   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9. FURTHER CONDITIONS TO THE OBLIGATIONS OF THE BUYING TRUST AND THE SELLING TRUST. As a further condition to the obligations of the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund hereunder, the VIP Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received the opinion of Dorsey & Whitney LLP addressed to the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the VIP Trust on behalf of the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   a. The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   b. Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon

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      receipt of any net investment income or net capital gains of the Acquired
      Fund which are distributed by the Acquired Fund prior to the Closing.
   c. The tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor.
   d. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shares were held as a capital asset at the Effective Time.
   e. The Acquired Fund will recognize no income, gain or loss by reason of the Reorganization.
   f. The Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization.
   g. The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   h. The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   i. The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.
   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

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13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.
ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST on behalf of AZL BlackRock Growth Fund


By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti
President

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST on behalf of AZL BlackRock Capital Appreciation Fund


By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti
President

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EXHIBIT B -AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL Columbia Technology Fund (the "Acquired Fund"), and the same statutory trust (in this role, the "Buying Trust") on behalf of its series, the AZL BlackRock Capital Appreciation Fund (the "Acquiring Fund").

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.

----------------------------------------------------------------------
|       ACQUIRED FUND        |            ACQUIRING FUND             |
----------------------------------------------------------------------
|AZL Columbia Technology Fund|AZL BlackRock Capital Appreciation Fund|
----------------------------------------------------------------------

In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the VIP Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.

4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.

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   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.

   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and

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      adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:
      (1)liabilities disclosed in the Acquired Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or

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      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the

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      Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9. FURTHER CONDITIONS TO THE OBLIGATIONS OF THE BUYING TRUST AND THE SELLING TRUST. As a further condition to the obligations of the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund hereunder, the VIP Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received the opinion of Dorsey & Whitney LLP addressed to the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the VIP Trust on behalf of the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   a. The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   b. Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Closing.

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   c. The tax basis of the Acquiring Fund Shares received by each Acquired Fund
      Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor.
   d. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shares were held as a capital asset at the Effective Time.
   e. The Acquired Fund will recognize no income, gain or loss by reason of the Reorganization.
   f. The Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization.
   g. The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   h. The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   i. The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.
   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of

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
   any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.


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


IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed. ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST on behalf of AZL Columbia Technology Fund


By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti
President

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST on behalf of AZL BlackRock Capital Appreciation Fund


By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti
President

                                     B-8
              The Allianz Variable Insurance Products Trust - Proxy
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

--------------------------------------------------------------------------------
                                     PROXY 2
--------------------------------------------------------------------------------

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                  AZL[{R}] First Trust Target Double Play Fund
             AZL[{R}] PIMCO Fundamental IndexPLUS Total Return Fund
                         AZL TargetPLUS[SM] Equity Fund

                             5701 Golden Hills Drive
                           Minneapolis, MN 55416-1297

Dear Allianz Life and Allianz Life of New York Variable Annuity Contract Owner:

The Board of Trustees of the AZL First Trust Target Double Play Fund, the AZL PIMCO Fundamental IndexPLUS Total Return Fund, and the AZL TargetPLUS Equity Fund (the "Acquired Funds"), each a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), is pleased to submit a proposal to reorganize the Acquired Funds into the AZL S&P 500 Index Fund (the "Acquiring Fund"), which is another series of the VIP Trust.

As the owner of a variable annuity contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, you beneficially own shares of one or more of the Acquired Funds. Accordingly, we ask that you indicate whether you approve or disapprove of the proposed reorganization affecting your Fund(s) by submitting instructions on how to vote your beneficial shares by phone, internet, or mail.

The proposed reorganization is being undertaken for several reasons, including:

   o Reducing contractual management fees and overall expenses for shareholders of the Acquired Funds; and
   o Providing further economies of scale.

THE BOARD OF TRUSTEES OF THE VIP TRUST BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE ACQUIRED FUNDS AND THEIR SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL.

 The Board considered various factors in reviewing the proposed reorganization on behalf of the Acquired Funds' shareholders, including, but not limited to, the following:

   * The continuity of investments between the Acquired Funds and the Acquiring Fund.
   * The expectation that the reorganization will reduce expense ratios for the Funds and achieve other economies of scale.
   * Historical performance of the Funds.
   * The expectation that the reorganization will have no tax consequences for contract owners.


If the proposal is approved, the Acquiring Fund will acquire all of the assets and assume all of the liabilities of the Acquired Funds in exchange for newly issued shares of the Acquiring Fund. These Acquiring Fund shares in turn will be distributed proportionately to the shareholders of each Acquired Fund in complete liquidation of the Acquired Funds. In order to accomplish the proposed reorganization, the Board of Trustees of the Acquired Funds submits for your approval an Agreement and Plan of Reorganization with respect to each of the Acquired Funds.


Whether or not you plan to attend the meeting, please review the enclosed voting instruction form. You may submit your instructions on voting the shares that you beneficially own by phone, internet, or mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the entire proxy statement/prospectus carefully before you vote.

Thank you for your prompt attention to this important matter.

                                       Sincerely,

                                       Jeffrey W. Kletti
                                       President

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         PROXY STATEMENT/PROSPECTUS Q&A

HERE IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR THE AZL FIRST TRUST TARGET DOUBLE PLAY FUND, THE AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN FUND, AND THE AZL TARGETPLUS EQUITY FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS.

Q: WHY IS THE REORGANIZATION BEING PROPOSED?
   The reorganization is being proposed in an effort to reduce operating expenses for funds available to owners of variable annuity and variable life insurance contracts issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York and to provide further economies of scale.

   Your Board of Trustees has determined that the reorganization is in the best interests of the Acquired Funds' shareholders and recommends that you vote FOR the reorganization.

Q: WILL THE EXPENSES OF THE FUND IN WHICH I PARTICIPATE INCREASE AS A RESULT OF
   THE REORGANIZATION?
   No. The total expense ratio for the Acquiring Fund following the reorganization is expected to be lower than the total expense ratio for each of the Acquired Funds prior to the reorganization.

Q: WHO IS PAYING THE COSTS OF THE SHAREHOLDER MEETING AND THIS PROXY
   SOLICITATION?
   Contract owners who were beneficial owners of shares of the Acquired Funds on the record date will bear these costs.

Q: WILL I INCUR TAXES AS A RESULT OF THE REORGANIZATION?
   No. The reorganization is not expected to be a taxable event for contract owners. Please see the Tax Consequences discussion in the enclosed proxy statement/prospectus for additional information.

Q: IF APPROVED, WHEN WILL THE REORGANIZATION HAPPEN?
   If shareholders approve the reorganization, it will take place shortly after the shareholder meeting.

Q: IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES?
   No. Upon shareholder approval of the reorganization, the Acquired Fund shares that serve as a funding vehicle for benefits under your variable annuity contract automatically will be exchanged for shares of the Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Acquired Fund shares held by the shareholder immediately before the reorganization.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?
   After careful consideration, the Board recommends that you vote FOR the reorganization.

Q: HOW AND WHEN DO I VOTE?
   You can vote in one of four ways:
   - By mail with the enclosed voting instruction form
   - By telephone
   - By web site
   - In person at the meeting

   Please refer to the enclosed voting instruction form for the telephone number and internet address. Please vote as soon as possible by following the instructions on the voting instruction form.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?
   If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call toll free at 1-800-950-5872 ext. 37952.

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                             5701 GOLDEN HILLS DRIVE
                        MINNEAPOLIS, MINNESOTA 55416-1297

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 2009

                  AZL[{R}] FIRST TRUST TARGET DOUBLE PLAY FUND
             AZL[{R}] PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN FUND
                         AZL TARGETPLUS[SM] EQUITY FUND

A special meeting of the shareholders of the AZL First Trust Target Double Play Fund, the AZL PIMCO Fundamental IndexPLUS Total Return Fund, and the AZL TargetPLUS Equity Fund (each an "Acquired Fund" and, together, the "Acquired Funds") will be held at 10:00 a.m. on October 21, 2009, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota. At the meeting, shareholders of the respective Acquired Funds will consider the following proposals:

- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL First Trust Target Double Play Fund, which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), and the AZL S&P 500 Index Fund (the "Acquiring Fund"), which is another series of the VIP Trust;
- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL PIMCO Fundamental IndexPLUS Total Return Fund, also a series of the VIP Trust, and the Acquiring Fund; and
- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL TargetPLUS Equity Fund, also a series of the VIP Trust, and the Acquiring Fund; and
- Such other business as may properly come before the meeting, or any adjournment of the meeting.

Under all of the Plans, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of each Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Funds in complete liquidation of the Acquired Funds, and the assumption of the Acquired Funds' liabilities. Each Plan will be voted upon by the shareholders of the respective Acquired Fund voting separately.

The Acquired Funds issue and sell shares to certain accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). The separate accounts hold shares of mutual funds, including the Acquired Funds, which serve as a funding vehicle for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Funds and are entitled to vote all of the shares of the Acquired Funds. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Funds in accordance with instructions given by the owners of variable annuity contracts for which the Funds serve as a funding vehicle. This Notice is being delivered to owners of variable annuity contracts who, by virtue of their ownership of the contracts, beneficially owned shares of the Acquired Funds on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Acquired Funds underlying their contracts.


Shareholders of record at the close of business on July 31, 2009, are entitled to vote at the meeting.


                                        By order of the Board of Directors

                                        Michael J. Radmer, Secretary
August 7, 2009

                       YOU CAN VOTE QUICKLY AND EASILY.

    PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.

                   PROXY STATEMENT/PROSPECTUS - AUGUST 7, 2009

                          ACQUIRED FUNDS                      ACQUIRING FUND
     AZL[{R}] First Trust Target Double Play Fund      AZL[{R}] S&P 500 Index Fund
          ("Target Double Play Fund")                      ("S&P 500 Index Fund")
AZL[{R}] PIMCO Fundamental IndexPLUS Total Return Fund
    ("PIMCO Fundamental IndexPLUS Total Return Fund")
          AZL TargetPLUS[SM] Equity Fund
            ("TargetPLUS Equity Fund")

This proxy statement/prospectus describes proposed Agreements and Plans of Reorganization (the "Plans") pursuant to which the outstanding shares of the Target Double Play Fund, the PIMCO Fundamental IndexPLUS Total Return Fund, and the TargetPLUS Equity Fund, one or more of which currently serves as a funding vehicle for your variable annuity contract, (each an "Acquired Fund" and, together, the "Acquired Funds") would be exchanged for shares of the S&P 500 Index Fund (the "Acquiring Fund"). The Acquiring Fund and the Acquired Funds (each a "Fund" and together the "Funds") are named above. The Funds are series of the Allianz Variable Insurance Products Trust (the "VIP Trust"). The address of the Funds is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. The phone number of the Funds is 877-833-7113.

          THE BOARD OF TRUSTEES OF THE VIP TRUST UNANIMOUSLY RECOMMENDS
                             APPROVAL OF THE PLANS.

THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials, and other information with the SEC (Investment Company Act file no. 811-09491). These reports, proxy materials, and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request e-mailed to publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

You should retain this proxy statement/prospectus for future reference. It sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Additional information is set forth in the Statement of Additional Information, dated the same date as this proxy statement/prospectus, relating to this proxy statement/prospectus. A current prospectus for the Acquiring Fund, which gives a detailed description of the Acquiring Fund's policies, strategies, and restrictions, accompanies this proxy statement/prospectus.

This proxy statement/prospectus was first mailed to Contract Owners on or about August 21, 2009.

WHERE TO GET MORE INFORMATION

FUND REPORTS:                                   THE ACQUIRING FUND:                          THE ACQUIRED FUND:
Prospectus dated April 27, 2009.                Accompanying, and incorporated by reference  Incorporated by reference into this into, this proxy statement/prospectus (cond  proxy statement/prospectus. For a
Annual report for the period ended December 31, ensed version dated August 7, 2009).         copy at no charge, call toll free
2008; and semi-annual report for the period     For a complete copy at no charge, call toll- 877-833-7113 or write to the
ended June 30, 2008.                            free 877-833-7113 or write to the address    address given below this table.
                                                given below this table.

              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

THIS PROXY STATEMENT/PROSPECTUS:

Statement of Additional Information dated Incorporated by reference into this proxy statement/prospectus. For a copy at no charge,
the same date as this proxy               call toll-free 1-800-624-0197 or write to Allianz VIP Trust, Advisory Management, A 3-
statement/prospectus. This document       825, 5701 Golden Hills Drive, Minneapolis, MN 55416.
contains information about both the
Acquired Fund and the Acquiring Fund.
To ask questions about this proxy         Call toll free 1-800-950-5872 ext. 37952 or write to: Allianz VIP Trust, Advisory
statement/prospectus.                     Management, A3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ADDRESS: Allianz Variable Insurance Products Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ABOUT THE ACQUIRED AND ACQUIRING FUNDS

The Acquired Funds issue and sell shares to separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). These separate accounts hold shares of mutual funds, including the Acquired Funds, which serve as funding vehicles for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY (the "Contracts"). Each separate account has subaccounts that invest in the Acquired Funds and certain other mutual funds. Owners of the Contracts ("Contract Owners") allocate the value of their Contracts among these subaccounts. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Funds and are entitled to vote all of the shares of each Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Funds in accordance with instructions given by the Contract Owners who are eligible to vote at the meeting.

The Funds all are open-end management investment companies. If the Plans are approved, the shares of the Acquiring Fund will be distributed proportionately by each Acquired Fund to the owners of its shares in complete liquidation of the Acquired Funds. Each Acquired Fund shareholder would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of that shareholder's holdings in the Acquired Fund.

The following information summarizes the proposed reorganization of each of the Acquired Funds into the Acquiring Fund (the "Reorganization"). The Reorganization of each Acquired Fund into the Acquiring Fund is separate and distinct, and the shareholders of each Acquired Fund will vote separately on the Plan applicable to the Fund in which they are invested. The Reorganization will proceed with respect to any Acquired Fund approving it. Although they are separate, for ease of reference, the Reorganizations are discussed collectively in this proxy statement/prospectus.

                                       2
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

HOW THE REORGANIZATION WILL WORK
* Each Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Funds' liabilities.
* The Acquiring Fund will issue shares of beneficial interest to each Acquired Fund in an amount equal to the value of the assets that it receives from each Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Funds' shareholders (the separate accounts) in proportion to their holdings in the Acquired Funds. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Funds immediately before the Reorganization. You will not pay any sales charge in connection with this distribution of shares. If you already have an Acquiring Fund account, shares distributed in the Reorganization will be added to that account. As a result, when average cost is calculated for income tax purposes, the cost of the shares in the accounts you owned will be combined.

FUND INVESTMENT OBJECTIVES
The following table presents the investment objective for each of the Funds.

      ACQUIRED FUND              INVESTMENT OBJECTIVE         ACQUIRING                     INVESTMENT OBJECTIVE
                                                                 FUND
 TARGET DOUBLE PLAY FUND             Total return              S&P 500       Match the total return of the Standard & Poor's 500
                                                              INDEX FUND                 Composite Stock Price Index
    PIMCO FUNDAMENTAL     Exceed the total return of the FTSE
 INDEXPLUS TOTAL RETURN           RAFI[TM] 1000 Index
          FUND
 TARGETPLUS EQUITY FUND              Total return

                                       3
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

                               TABLE OF CONTENTS


SECTION A -- Proposal......................................................5
  PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization.....5
    SUMMARY................................................................5
      How the Reorganization Will Work.....................................5
      Important Notice Regarding Share Classes.............................5
      Comparison of the Acquired Funds and the Acquiring Fund..............6
      Comparison of Investment Objectives..................................6
      Comparison of Investment Strategies..................................6
      Comparison of Investment Policies...................................13
      Risk Factors........................................................13
      Performance.........................................................19
      Tax Consequences....................................................23
  FEES AND EXPENSES.......................................................24
  THE REORGANIZATION......................................................26
    Terms of the Reorganization...........................................26
    Conditions to Closing the Reorganization..............................26
    Termination of the Plan...............................................26
    Tax Status of the Reorganization......................................26
    Reasons for the Proposed Reorganization and Board Deliberations.......27
    Board Determinations..................................................29
    Recommendation and Vote Required......................................30
SECTION B - Proxy Voting and Shareholder Meeting Information..............31
SECTION C - Capitalization, Ownership of Fund Shares and Other Fund
      Information.........................................................32
EXHIBIT A - Agreement and Plan of Reorganization.........................A-1
EXHIBIT B - Agreement and Plan of Reorganization.........................B-1
EXHIBIT C - Agreement and Plan of Reorganization.........................C-1


The prospectus for the Acquiring Fund accompanies this proxy statement/prospectus.


                                       4
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

SECTION A -- PROPOSAL

PROPOSAL: APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY
This proxy statement/prospectus is being used by the Acquired Funds to solicit voting instructions for the proposals to approve the Plans providing for the Reorganization of the Acquired Funds into the Acquiring Fund. A form of each Plan is included as Exhibit A, Exhibit B, and Exhibit C.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus, exhibits and accompanying materials because they contain details that are not in this summary.

HOW THE REORGANIZATION WILL WORK
The following table shows the names of each Acquired Fund and the Acquiring Fund into which it will be merged.

------------------------------------------------------------------
|               ACQUIRED FUNDS                |  ACQUIRING FUND  |
------------------------------------------------------------------
|           Target Double Play Fund           |S&P 500 Index Fund|
-----------------------------------------------
|PIMCO Fundamental IndexPLUS Total Return Fund|                  |
-----------------------------------------------
|           TargetPLUS Equity Fund            |                  |
------------------------------------------------------------------

* Each Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Funds' liabilities.


* The Acquiring Fund will issue shares of beneficial interest in an amount equal to the value of the assets that it receives from the Acquired Funds, less the liabilities it assumes. These shares will be distributed to the Acquired Funds' shareholders (the separate accounts) in proportion to their holdings in each Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Funds immediately before the Reorganization.


* As part of the Reorganization, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Acquired Fund accounts will be transferred to your new Acquiring Fund account. If you do not want your systematic transactions to continue, please contact your financial representative to make changes.
* Neither the Acquired Funds nor the Contract owners whose contract values are allocated to subaccounts investing in the Acquired Funds will pay any sales charge in connection with the Reorganization.
* After the Reorganization has been completed, contract values that were allocated to subaccounts investing in the Acquired Funds will be allocated to subaccounts investing in the Acquiring Fund. The Acquired Funds will be terminated.


IMPORTANT NOTICE REGARDING SHARE CLASSES
The VIP Trust is authorized to issue two classes of shares for the S&P 500 Index Fund, Class 1 and Class 2, which are substantially identical, but with one difference. Class 1 shares are not subject to a 12b-1 distribution fee; Class 2 shares are subject to a 12b-1 distribution fee in the amount of 0.25% of average daily net assets attributable to Class 2 shares (see "Distribution (12b-1) Fees" in the "SHAREHOLDER INFORMATION" section of the accompanying prospectus). The Acquired Funds are not authorized to issue different classes of shares and are subject to a 0.25% 12b-1 distribution fee.

FOR CONTRACT OWNERS WHO OWN AN ALLIANZ VALUEMARK II, VALUEMARK III, OR VALUEMARK IV CONTRACT: If the Reorganization is approved, you will receive Class 1 shares of the S&P 500 Index Fund in connection with the Reorganization. The shares you receive will not be subject to a 12b-1 distribution fee.

FOR ALL OTHER CONTRACT OWNERS: If the Reorganization is approved, you will receive Class 2 shares of the S&P 500 Index Fund in connection with the Reorganization. The shares you receive will be subject to a 12b-1 distribution fee.


                                       5
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

COMPARISON OF THE ACQUIRED FUNDS AND THE ACQUIRING FUND
The Acquired Funds and the Acquiring Fund:
* Are outstanding series of an open-end management investment company organized as a Delaware statutory trust.
* Have Allianz Investment Management LLC (the "Manager") as their investment adviser.
* Have the same policies for buying and selling shares and the same exchange rights.
* Have the same distribution policies.
* Are available only to Contract Owners who allocate contract value to a subaccount that invests in the Funds.

COMPARISON OF INVESTMENT OBJECTIVES
The following table presents the investment objectives for each of the Funds.

  ACQUIRED FUND      INVESTMENT OBJECTIVE     ACQUIRING                            INVESTMENT OBJECTIVE
                                                 FUND
  TARGET DOUBLE          Total return          S&P 500   Match the total return of the Standard & Poor's 500 Composite Stock Price
    PLAY FUND                                 INDEX FUND                        Index (the "S&P 500 Index")
PIMCO FUNDAMENTAL Exceed the total return of
 INDEXPLUS TOTAL    the FTSE RAFI[TM] 1000
   RETURN FUND               Index
TARGETPLUS EQUITY        Total return
      FUND


COMPARISON OF INVESTMENT STRATEGIES
Each of the Funds maintains a similar investment objective, seeking some measure of total return. Each of the Funds focuses on larger-capitalization companies and includes the S&P 500 Index as an appropriate benchmark for measuring investment performance. However, it is important to understand that the Funds employ different investment strategies in pursuit of their investment objectives.

The Acquiring Fund employs a passive investment strategy, investing, normally, in all of the securities in the S&P 500 Index in proportion to their weighting in the index. The Target Double Play Fund and the TargetPLUS Equity Fund also invest primarily in equity securities of larger-capitalization companies but employ a quantitative investment strategy pursuant to which the subadviser selects investments once each year from among companies identified by various methodologies (described below). The PIMCO Fundamental IndexPLUS Total Return Fund employs an active, large-cap core strategy that uses derivatives to gain exposure to a recalibrated version of the RAFI Index, with collateral invested in short and intermediate term fixed income instruments. The PIMCO Fundamental IndexPLUS Total Return Fund generally would be considered an enhanced fundamental equity index fund or portable alpha fund.

The Manager recommended the reorganization of the Acquired Funds because, despite approximately three years in existence, the Funds had gathered a relatively small asset base and, in light of current market conditions and changes in variable annuity product design, the Funds are not likely to grow large enough to be economically viable. The Manager recommended the S&P 500 Index Fund as the Acquiring Fund because, in the Manager's judgment, the S&P 500 Index Fund maintains an investment objective similar to the Acquired Funds and has the most comparable investment approach among the investment options available for reorganization. In addition, the Manager believed that the shareholders of the Acquired Funds would benefit from the lower management fees and overall fund expenses of the Acquiring Fund.

The Target Double Play Fund and the TargetPLUS Equity Fund are subadvised by First Trust Advisors L.P. ("First Trust"). The PIMCO Fundamental IndexPLUS Total Return Fund is subadvised by Pacific Investment Management Company LLC ("PIMCO"), which is affiliated with the Manager. The S&P 500 Index Fund currently is subadvised by The Dreyfus Corporation, but the Manager expects that on or about the date of the Reorganization BlackRock Investment Management, LLC will become the Fund's subadviser. The Manager does not expect that any of the investment objectives, strategies or polices of the S&P 500 Index Fund will change. Information regarding BlackRock Investment Management, LLC may be found in the prospectus for the S&P 500 Index Fund which accompanies this proxy statement/prospectus.


Detailed strategies for the Acquired Funds and the Acquiring Fund are set forth below.

                                       6
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

PRINCIPAL INVESTMENT STRATEGIES FOR THE TARGET DOUBLE PLAY FUND (ACQUIRED FUND):

The Fund seeks to achieve its objective by investing in the common stocks of companies that are identified by a model based on two separate strategies. Approximately one-half of the common stocks in the Fund's portfolio are selected using The Dow{R} Target Dividend Strategy, and the other one-half are selected using the Value Line{R} Target 25 Strategy. While both of these strategies seek to provide above-average total return, each strategy follows a different principal investment strategy. Because different investments often react differently to economic and market changes, diversifying among investments that have a low correlation to each other has the potential to enhance returns and help reduce overall investment risk. The Fund's investment model has been developed to achieve this kind of diversification.

The securities for each strategy are selected only once annually on or about the last business day before each Stock Selection Date. The "Stock Selection Date" will be on or about December 1 of each year. First Trust serves as the Fund's subadviser for both strategies and generally follows a buy and hold strategy, trading as soon as practicable to the Stock Selection Date and/or when required by cash flow activity in the Fund. First Trust may also trade because of mergers and acquisitions if the original stock is not the surviving company and to reinvest dividends.

Between Stock Selection Dates, when cash inflows and outflows require, the Fund purchases and sells common stocks for each of the two strategies according to the approximate current percentage relationship among the shares of the stocks.

Certain provisions of the 1940 Act, as amended, limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected through application of the investment strategy described above, First Trust will depart from the Fund's investment strategy in order to comply with this limitation. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the investment strategy.

The performance of the Fund will depend on First Trust's ability to effectively implement the investment strategies of the Fund and also on the performance of the stocks selected that meet the stock selection criteria.

The Fund is non-diversified. This means that the percentage of its assets invested in any single issuer is not limited by the 1940 Act. When the Fund's assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in a few issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE DOW{R} TARGET DIVIDEND STRATEGY

This investment strategy looks for common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. The Dow{R} Target Dividend Strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of the 20 companies included in the Dow Jones U.S. Select Dividend Index[SM] that have the best overall ranking on both the change in return on assets over the last 12 months and price-to-book ratio.

First Trust selects the common stocks of the 20 companies in the following manner:

    o Starting with the 100 stocks in the Dow Jones U.S. Select Dividend Index[SM], First Trust ranks the stocks from best (1) to worst (100) based on two factors:

        o Change in return on assets over the last 12 months. An increase in return on assets generally indicates improving business fundamentals.

        o Price-to-book ratio. A lower, but positive, price-to-book ratio is generally used as an indication of value.

    o First Trust then selects an approximately equally-weighted portfolio of the 20 stocks with the best overall ranking on the two factors.

VALUE LINE{R} TARGET 25 STRATEGY

                                       7
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

The Value Line{R} Target 25 Strategy seeks to achieve its objective by investing in 25 of the 100 stocks to which Value Line{R} gives a #1 ranking for "Timeliness[TM]" based on the Value Line Investment
Survey{R}. The 25 stocks are selected on the basis of certain positive financial attributes. Value Line{R} ranks approximately
1,700 stocks of which only 100 are given their #1 ranking for Timeliness[TM], which reflects Value Line's view of their probable price performance during the next six to 12 months relative to the others. Value Line{R} bases its rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. The 25 stocks are selected annually from the 100 stocks with the #1 ranking on or about the last business day before each Stock Selection Date.

Companies that, as of the Stock Selection Date, Value Line{R} has announced will be removed from Value Line's #1 ranking for Timeliness[TM] will be removed from the universe of securities from which stocks are selected for the Fund.

First Trust selects the common stocks of the 25 companies in the following manner:

    o Starting with the 100 stocks to which Value Line{R} gives the #1 ranking for Timeliness[TM], First Trust removes from consideration the stocks of companies considered to be financial companies and the stocks of companies whose shares are not listed on a U.S. securities exchange.

    o First Trust then ranks the remaining stocks from best (1) to worst (100) on the following four factors:

        o  6-month price appreciation, and

        o  12-month price appreciation, and

        o  Return on assets, and

        o  Price to cash flow.

    o First Trust adds up the numerical ranks achieved by each company in the above steps and selects the 25 stocks with the lowest sums.

The selected stocks are weighted by market capitalization subject to the restriction that no stock will comprise less than approximately 1% or more than 7.5% of the Value Line{R} Target 25 Strategy portion of the portfolio on or about the Stock Selection Date. The securities will be adjusted on a proportional basis to accommodate this constraint.

The Fund may engage in frequent trading in order to achieve its investment objectives. Under unusual circumstances, the Fund may allocate cash flows to cash or cash equivalents, or, pro rata, to the remaining common stocks in the strategy, or may sell an existing position. Unusual circumstances may include material adverse developments concerning the issuer of the stock, such as potential insolvency or fraud.

PRINCIPAL INVESTMENT STRATEGIES FOR THE PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN FUND (ACQUIRED FUND):

PIMCO, subadviser to the Fund, seeks to achieve the Fund's investment objective by investing, under normal circumstances, substantially all of its assets in derivative instruments based on Enhanced RAFI{trademark} 1000, an enhanced, performance recalibrated version of the RAFI Index, backed by a portfolio of short and intermediate term Fixed Income Instruments (as defined below). The RAFI Index and the Enhanced RAFI{trademark} 1000, which were developed by Research Affiliates, LLC, are described below. The Fund may invest in common stocks, options, futures, options on futures, and swaps, including derivatives based on the RAFI Index. The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund uses Enhanced RAFI{trademark} 1000 derivatives in addition to, or in place of, the stocks included in the Enhanced RAFI{trademark} 1000 to attempt to equal or exceed the performance of the RAFI Index. The values of Enhanced RAFI{trademark} 1000 derivatives closely track changes in the value of the Enhanced RAFI{trademark} 1000. However, Enhanced RAFI{trademark} 1000 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly; consequently, the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, acting as a sub-subadviser to the Fund, provides investment advisory services in connection with the Fund's use of the Enhanced RAFI{trademark} 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of the Enhanced RAFI{trademark} 1000 for purposes of developing Enhanced RAFI{trademark} 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from one year minimum duration to a maximum of two years above the duration of the Barclays Capital Aggregate Bond Index. As of December 31, 2008, the duration of the Barclays Capital Aggregate Bond Index was approximately 3.6 years. The Barclays Capital Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

                                       8
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

The RAFI Index is composed of the 1000 largest publicly traded U.S. companies by fundamental accounting value, which includes accounting data found in a company's annual report, selected from the constituents of the FTSE US All Cap Index. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, the RAFI Index is weighted by a combination of fundamental factors, including sales, cash flow, book values, and, if applicable, dividends. Sales, cash flow, and dividends are averaged over the prior five years. Indexes based on market capitalization, such as the S&P 500{R} Index, generally overweight stocks that are overvalued, and underweight stocks that are undervalued. Indexes based on fundamental factors, such as the RAFI Index, seek to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. The Enhanced RAFI{trademark} 1000 is a performance recalibrated version of the RAFI Index that incorporates additional factors, such as the quality of corporate earnings and the risk of financial distress, and recalibrates existing factors utilized in the RAFI Index that affect a company's fundamental drivers of value. The Enhanced RAFI{trademark} 1000 may also be rebalanced more frequently than the RAFI Index. The Fund seeks to remain invested in Enhanced RAFI{trademark} 1000 derivatives or stocks included in the Enhanced RAFI{trademark} 1000 even when the Enhanced RAFI{trademark} 1000 is declining.

For purposes of the Fund, "Fixed Income Instruments" includes:

    o Securities issued or guaranteed by the U.S. government, and by its agencies or government-sponsored enterprises, some of which may not be guaranteed by the U.S. Treasury;

    o Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

    o   Mortgage-backed and other asset-backed securities;

    o   Inflation-indexed bonds issued both by governments and corporations;

    o Structured notes, including hybrid or "indexed" securities, and event-linked bonds;

    o   Loan participations and assignments;

    o   Delayed funding loans and revolving credit facilities;

    o Bank certificates of deposit, fixed time deposits, and bankers' acceptances;

    o   Repurchase agreements and reverse repurchase agreements;

    o Debt securities issued by states or local governments and their agencies, authorities, and other government-sponsored enterprises;

    o Obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises;

    o   Obligations of international agencies or supranational entities; and

    o   Derivatives.

The Fund typically seeks to gain exposure to the Enhanced RAFI{trademark} 1000 by investing in total return index swap agreements. In a typical swap agreement, the Fund receives the price appreciation (or depreciation) on the Enhanced RAFI{trademark} 1000 from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. Research Affiliates facilitates the Fund's use of the Enhanced RAFI{trademark} 1000 by providing model portfolios of the constituent securities of the Enhanced RAFI{trademark} 1000 to the Fund's swap counterparties in order that the counterparties can provide total return swaps based on the Enhanced RAFI{trademark} 1000 to the Fund. Because the Enhanced RAFI{trademark} 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, "baskets" of stocks, or individual securities to replicate the performance of the Enhanced RAFI{trademark} 1000.

Though the Fund does not normally invest directly in the Enhanced RAFI{trademark} 1000's constituent securities, when Enhanced RAFI{trademark} 1000 derivatives appear to be overvalued relative to the Enhanced RAFI{trademark} 1000, the Fund may invest all of its assets in a "basket" of Enhanced RAFI{trademark} 1000 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every Enhanced RAFI{trademark} 1000 stock and the return on the Enhanced RAFI{trademark} 1000 itself. In such cases, PIMCO employs fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. The Fund also may invest in exchange traded funds.

                                       9
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or equivalently rated by S&P{R}, or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities of issuers based in countries with developing (or "emerging market") economies. The Fund will normally limit its exposure to foreign currency, from non-U.S. dollar-denominated securities or currencies, to 20% of its total assets.

The Fund may engage in frequent trading in order to achieve its investment objective.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate, and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES FOR THE TARGETPLUS EQUITY FUND (ACQUIRED FUND):

The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in the common stocks of companies that are identified by a model based on five separate strategies.

    o   Approximately 20% in The Dow{R} Target Dividend Strategy,
    o   Approximately 20% in the Value Line{R} Target 25 Strategy,
    o   Approximately 20% in the Target Small-Cap 15 Strategy,
    o   Approximately 20% in the Global Dividend Target 15 Strategy, and
    o   Approximately 20% in the NYSE{R} International Target 25 Strategy.

The securities for each strategy are selected annually on or about the last business day before each Stock Selection Date. The "Stock Selection Date" will be on or about December 1 of each year. First Trust serves as the Fund's subadviser and generally follows a buy and hold strategy for each of the five investment strategies, trading as soon as practicable to the Stock Selection Date and/or when required by cash flow activity in the Fund. First Trust may also trade because of mergers and acquisitions if the original stock is not the surviving company and to reinvest dividends.

Between Stock Selection Dates, when cash inflows and outflows require, the Fund purchases and sells common stocks for each of the strategies according to the approximate current percentage relationship among the shares of the stocks.

Certain provisions of the 1940 Act, as amended, limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, First Trust may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the strategy.

The performance of the Fund will depend on First Trust's ability to effectively implement the investment strategies of the Fund and also on the performance of the stocks selected that meet the stock selection criteria.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE DOW{R} TARGET DIVIDEND STRATEGY

This investment strategy looks for common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. The Dow{R} Target Dividend Strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of the 20 companies included in the Dow Jones U.S. Select Dividend Index[SM] that have the best overall ranking on both the change in return on assets over the last 12 months and price-to-book ratio.

First Trust selects the common stocks of the 20 companies in the following manner:

    o Starting with the 100 stocks in the Dow Jones U.S. Select Dividend Index[SM], First Trust ranks the stocks from best (1) to worst (100) based on two factors:

                                       10
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

        o Change in return on assets over the last 12 months. An increase in return on assets generally indicates improving business fundamentals.

        o Price-to-book ratio. A lower, but positive, price-to-book ratio is generally used as an indication of value.

    o First Trust then selects an approximately equally-weighted portfolio of the 20 stocks with the best overall ranking on the two factors.

VALUE LINE{R} TARGET 25 STRATEGY

The Value Line{R} Target 25 Strategy seeks to achieve its objective by investing in 25 of the 100 stocks to which Value Line{R} gives a #1 ranking for "Timeliness{trademark}" based on the Value Line Investment Survey{R}. The 25 stocks are selected on the basis of certain positive financial attributes. Value Line{R} ranks approximately
1,700 stocks, of which only 100 are given their #1 ranking for Timeliness[TM], which reflects Value Line's view of their probable price performance during the next six to 12 months relative to the others. Value Line{R} bases its rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. The 25 stocks are selected annually from the 100 stocks with the #1 ranking on or about the last business day before each Stock Selection Date.

Companies that, as of the Stock Selection Date, Value Line{R} has announced will be removed from Value Line's #1 ranking for Timeliness[TM] will be removed from the universe of securities from which stocks are selected for the Fund.

First Trust selects the common stocks of the 25 companies in the following manner:

    o Starting with the 100 stocks to which Value Line{R} gives the #1 ranking for Timeliness[TM], First Trust removes from consideration the stocks of companies considered to be financial companies and the stocks of companies whose shares are not listed on a U.S. securities exchange.

    o   First Trust then ranks the remaining stocks from the best (1) to worst
        (100) on the following four factors:

        o  6-month price appreciation, and

        o  12-month price appreciation, and

        o  Return on assets, and

        o  Price to cash flow.

    o First Trust adds up the numerical ranks achieved by each company in the above steps and selects the 25 stocks with the lowest sums.

The selected stocks are weighted by market capitalization subject to the restriction that no stock will comprise less than approximately 1% or more than 7.5% of the Value Line{R} Target 25 Strategy portion of the portfolio on or about the Stock Selection Date. The securities will be adjusted on a proportional basis to accommodate this constraint.

TARGET SMALL-CAP 15 STRATEGY

The Target Small-Cap Strategy seeks to achieve its objective by investing in the stocks of 15 small-capitalization companies that have recently exhibited certain positive financial attributes.

First Trust selects the stocks of the 15 companies for this strategy in the following manner:

    o First Trust begins with the stocks of all U.S. corporations that trade on the New York Stock Exchange (NYSE{R}), the NYSE Amex, or the Nasdaq Stock market (Nasdaq) (excluding limited partnerships, American Depositary Receipts, and mineral and oil royalty trusts) on or about the Stock Selection Date.

    o First Trust then selects companies that have a market capitalization between $500 million and $2.5 billion and whose stock has an average daily trading volume of at least $1 million.

    o First Trust then selects those stocks with positive three-year sales growth.

    o From those stocks, First Trust selects the stocks whose most recent 12 month's earnings are positive.

    o First Trust eliminates any stock whose price has appreciated by more than 75% in the preceding 12 months.

                                       11
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

    o Finally, First Trust selects the 15 stocks with the greatest price appreciation in the previous 12 months. Each of the stock's weighting in the portfolio is based on its relative market capitalization (highest to lowest).

GLOBAL DIVIDEND TARGET 15 STRATEGY

The Global Dividend Target 15 Strategy seeks to achieve its objective by investing in the common stocks of certain companies included in the Dow Jones Industrial Average[SM] (DJIA[SM]), the Financial Times Ordinary Index (FT30 Index or Financial Times 30 Index), and the Hang Seng Index[SM]. This strategy invests in the common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA[SM], the FT30 Index and the Hang Seng Index, respectively, which have the highest indicated annual dividend yields ("Dividend Yields") in their respective index. First Trust selects the common stocks for this strategy in the following manner:

    o First Trust determines the Dividend Yield on each common stock in the DJIA[SM], the FT30 Index and the Hang Seng Index;
    o First Trust determines the ten companies in each of the DJIA[SM], the FT30 Index, and the Hang Seng Index that have the highest Dividend Yield in the respective index; and
    o From those companies, First Trust then selects an approximately equally weighted portfolio of the common stocks of the 5 companies in each index with the lowest price per share.

NYSE{R} INTERNATIONAL TARGET 25 STRATEGY

This strategy invests in the common stocks of 25 companies selected from the stocks included in the NYSE International 100 Index{R}. The NYSE
International 100 Index{R} consists of the 100 largest non-U.S.
stocks trading on the New York Stock Exchange.

First Trust selects the stocks of the 25 companies for this strategy in the following manner:

    o First Trust begins with the stocks included in the NYSE International 100 Index{R} on or about the Stock Selection Date.
    o First Trust then screens for liquidity by eliminating companies with average daily trading volume for the prior three months below $300,000.
    o First Trust then ranks the remaining stocks based on two factors: price-to-book ratio and price-to-cash flow ratio. Lower, but positive price-to-book ratios and price-to-cash flow ratios are generally used as an indication of value.
    o From those companies, First Trust then selects an approximately equally weighted portfolio of the 25 stocks with the best overall ranking based on the two factors.

The Fund may engage in frequent trading in order to achieve its investment objective. Under unusual circumstances, the Fund may allocate cash flows to cash or cash equivalents, or, pro rata, to the remaining common stocks in the strategy, or may sell an existing position. Unusual circumstances may include material adverse developments concerning the issuer of the stock, such as potential insolvency or fraud.

PRINCIPAL INVESTMENT STRATEGIES FOR THE S&P 500 INDEX FUND (ACQUIRING FUND):

The subadviser normally invests in all 500 stocks in the S&P 500{R} in proportion to their weighting in the index.

The subadviser attempts to have a correlation between the Fund's performance and that of the S&P 500{R} Index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.

The S&P 500{R} is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P{R} adjusts each company's stock weighting in the index by the number of available float shares (those shares available to public investors) divided by the company's total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones.

In seeking to match the performance of the index, the subadviser uses a passive management approach and purchases all or a representative sample of the stocks comprising the benchmark index. The subadviser also may use stock index futures as a substitute for the sale or purchase of securities. Because the Fund has expenses, performance will tend to be slightly lower than that of the target benchmark.

                                       12
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

"Standard & Poor's{R}," "S&P{R}," "S&P
500{R}," "Standard & Poor's 500{R}," and "500" are
trademarks of The McGraw-Hill Companies, Inc. and have been licensed by the Manager for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

COMPARISON OF INVESTMENT POLICIES
If shareholders of the Acquired Funds approve the Reorganization, they will be subject to the investment policies of the Acquiring Fund. The Funds have substantially similar investment policies. Other than as described herein, the Manager does not believe that the differences among the investment policies result in any material difference in the way the Funds are managed.

The Target Double Play Fund is a non-diversified fund and is therefore not restricted by the 1940 Act with respect to purchasing securities of any one issuer. The other Funds are diversified, which means that they must comply with the 1940 Act diversification requirements.

The PIMCO Fundamental IndexPLUS Total Return Fund and the S&P 500 Index Fund generally are not permitted to concentrate 25% or more of assets in the same industry. The Target Double Play Fund and TargetPLUS Equity Fund are not subject to this limitation.

The PIMCO Fundamental IndexPLUS Total Return Fund is expressly permitted, as a fundamental policy, to pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

The S&P 500 Index Fund is not permitted to: (i) engage in arbitrage transactions, (ii) purchase warrants (other than those acquired by the Fund in units or attached to securities), (iii) sell securities short, but may sell securities short against the box, or (iv) invest more than 10% of its total assets in the securities of any single issuer or hold more than 20% of the voting securities of any single issuer.

RISK FACTORS
As noted above, the Acquired Funds and the Acquiring Fund employ fundamentally different investment strategies in pursuit of their respective investment objectives. Consequently, the Funds also have different principal investment risks. The principal risks of investing in the Acquired Funds and the Acquiring Fund are shown in the table below. A discussion of each of the various principal risks follows the table.

Depending upon its assessment of changing market conditions, the subadviser of each Fund may emphasize particular asset classes or particular investments at any given time, which may change the risks associated with a Fund. The fact that a risk is not identified as a principal risk for a particular Fund does not mean that the Fund may not be subject to that risk. The Statement of Additional Information for the Acquiring Fund, which is incorporated by reference in this proxy statement/prospectus, contains detailed information on the Acquiring Fund's permitted investments and investment restrictions.

RISK                 TARGET DOUBLE PLAY FUND PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN FUND TARGETPLUS EQUITY FUND S&P 500 INDEX FUND
                         (ACQUIRED FUND)                    (ACQUIRED FUND)                   (ACQUIRED FUND)      (ACQUIRING FUND)
Market Risk                     X                                  X                                 X                    X
Issuer Risk                     X                                  X                                 X                    X
Selection Risk                                                     X
Index Fund Risk                                                                                                           X
Capitalization Risk             X                                                                    X
Real Estate                                                                                                               X
Investments Risk
Derivatives Risk                                                   X                                                      X
Foreign Risk                    X                                  X                                 X

                                       13
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

Emerging Markets                                                   X                                 X
Risk
Liquidity Risk                                                     X
Currency Risk                   X                                  X                                 X
Portfolio Turnover              X                                  X                                 X
Limited Management              X                                                                    X
Risk
Investment Strategy             X                                                                    X
Risk
Focused Investment              X                                                                    X
Risk
Non-Diversification             X
Risk
Dividend Risk                   X                                                                    X
License Termination             X                                                                    X                    X
Risk
Interest Rate Risk                                                 X
Credit Risk                                                        X
Mortgage-Related and                                               X
Other Asset-Backed
Risk
Leveraging Risk                                                    X
Security Quality                                                   X
Risk
Short Sale Risk                                                    X

* MARKET RISK: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund's portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund's portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities.
* ISSUER RISK: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's products or services.
* SELECTION RISK: The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund's assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.
* INDEX FUND RISK: The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. The correlation between the performance of the Fund and the performance of the index may be affected by the Fund's expenses, changes in securities markets, selection of certain securities for the portfolio to represent the index, changes in the composition of the index, and the timing of purchases and redemptions of Fund shares.
* CAPITALIZATION RISK: To the extent the Fund invests significantly in small and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies' securities and the Fund's ability to sell them when the portfolio manager deems it appropriate.

                                       14
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

   These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. The value of some of the Fund's investments will rise and fall based on investor perception rather than economic factors.
* REAL ESTATE INVESTMENTS RISK: The performance of real estate investments (REITs) depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.


* DERIVATIVES RISK: The Fund may invest in derivatives. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to "cash settle") are not covered through ownership of the underlying security, financial instrument, or currency. The obligation to segregate assets may result in the Fund not achieving its objectives.


* FOREIGN RISK: Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.
* EMERGING MARKETS RISK (TARGETPLUS EQUITY FUND): In addition to the risks described under "Foreign Risk", issuers in emerging markets may present greater risk than investing in foreign issuers generally. Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.
*  EMERGING MARKETS RISK (PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN FUND):
   Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, and other risks different from, or greater than, the risks of investing in developed foreign countries.
* LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
* CURRENCY RISK: Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that

                                       15
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
   the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.
* PORTFOLIO TURNOVER: The Fund may actively and frequently trade its portfolio securities or may turn over a significant portion of its portfolio securities in a single year. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.
* LIMITED MANAGEMENT RISK: The Fund's strategy of investing in companies according to criteria determined on or about the last business day before each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.
* INVESTMENT STRATEGY RISK (FOR TARGET DOUBLE PLAY FUND): Investment strategy risk is the chance that the subadviser's strategies for selecting securities for the Fund's portfolio will cause the Fund to underperform other funds with similar investment objectives. One of the Fund's principal investment strategies involves selecting common stocks of companies that have experienced certain rate of growth in return on assets and a lower, but positive price-to-book ratio. There can be no assurance that the companies whose stocks are selected for the Fund's portfolio using this strategy will continue to experience continued growth in return on assets. The other principal investment strategy involves ranking and selecting stocks based on their prospective price performance. There can be no assurance that the companies whose stocks are selected for the Fund's portfolio using this strategy will actually perform better than other stocks.
* INVESTMENT STRATEGY RISK (FOR TARGETPLUS EQUITY FUND): Certain strategies involve selecting common stocks that have high dividend yields relative to other common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.
   Certain strategies involve selecting common stocks of issuers that have experienced certain rates of growth in sales and stocks that have experienced recent price appreciation. There can be no assurance that the issuers whose stocks are selected will continue to experience growth in sales, or that the issuer's operations will result in positive earnings even if sales continue to grow. There further can be no assurance that the prices of such issuers' stocks will not decline.
   Value Line's Timeliness[TM] rankings reflect Value Line's views as to the prospective price performance of the #1 ranked stocks relative to other stocks ranked by Value Line{R}. There is no assurance that the #1 ranked stocks will actually perform better than other stocks and, as a result, the Fund may underperform other similar investments.
* FOCUSED INVESTMENT RISK: The Fund invests in a limited number of securities, and the securities selected for the strategies used to manage this Fund may be issued by companies concentrated in particular industries, including consumer products and technology. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Fund invests may be more volatile and subject to greater risk of adverse developments that may affect many of the companies in which the Fund invests, than a mixture of stocks of companies from a wide variety of industries. Generally, in the context of the total portfolio, these holdings may not be large enough to consider the Fund as a whole as concentrated.
* NON-DIVERSIFICATION RISK: The Fund is non-diversified. This means that the percentage of its assets invested in any single issuer is not limited by the 1940 Act. When the Fund's assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in a few issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

                                       16
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

* DIVIDEND RISK: There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.
* LICENSE TERMINATION RISK: The Fund relies on third party license(s) that permit the use of the intellectual property of such parties in connection with the name of the Fund and/or the investment strategies of the Fund. Such license(s) may be terminated by the licensors, and as a result, the Fund may lose its ability to use the licensed name as a part of the name of the Fund or to receive data from the third party as it relates to the investment strategy. Accordingly, in the event a license is terminated, the Fund may have to change its name or investment strategy(ies).
* INTEREST RATE RISK: As nominal interest rates rise, the value of fixed income securities held by a Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.
* CREDIT RISK: The Fund could lose money if the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, or a loan of portfolio securities, is unwilling or unable to make payments of principal and/or interest in a timely manner, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Those Funds that are permitted to invest in municipal bonds are subject to the risk that litigation, legislation, or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.
* MORTGAGE-RELATED AND OTHER ASSET-BACKED RISK: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages. An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
* LEVERAGING RISK: Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transaction. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage, including borrowing, may exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities.
* SECURITY QUALITY RISK: The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

                                       17
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

* SHORT SALE RISK: Short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. Certain of the Funds may also enter into short derivatives positions through futures contracts or swap agreements. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially resulting in the loss of more money than the actual cost of the investment. Short sales "against the box" give up the opportunity for capital appreciation in the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.


                                       18
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

PERFORMANCE
Performance information for the Funds is shown below.

The following bar charts and tables provide an indication of the risks of an investment in the Funds by showing changes in their performance from year to year and by showing how the Funds' average annual returns for one year, five years and since inception (as applicable) compare with those of a broad measure of market performance.

Both the bar charts and the tables assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Funds' performance would have been lower.

The performance of the Funds will vary from year to year. The Funds' performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Funds will perform in the future.

TARGET DOUBLE PLAY FUND (ACQUIRED FUND)

[BAR CHART GRAPHIC 2007: 8.47%, 2008: -53.66%]

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q1, 2007) 4.23%
 Lowest (Q4, 2008)  -35.38%

AVERAGE ANNUAL TOTAL RETURNS

                        INCEPTION  ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
Target Double Play Fund 12/27/2006             -53.66%                  -29.25%
Russell 3000 Index                             -37.31%                  -18.98%
S&P 500 Index                                  -37.00%                  -18.63%

The Fund's performance is compared to the Russell 3000 Index and the S&P 500 Index. The S&P 500 Index is an unmanaged index that consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity markets. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.


                                       19
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN FUND (ACQUIRED FUND)

[BAR CHART GRAPHIC 2007: 6.66%, 2008: -40.86%]

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q2, 2007) 3.02%
 Lowest (Q4, 2008)  -24.19%

AVERAGE ANNUAL TOTAL RETURNS

                                              INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
PIMCO Fundamental IndexPLUS Total Return Fund 5/1/2006              -40.86%                  -12.25%
FTSE RAFI[TM] U.S. 1000 Index                                       -39.99%                  -12.88%
S&P 500 Index                                                       -37.00%                  -11.06%

The Fund's performance is compared to FTSE RAFI{trademark} U.S. 1000 Index and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500{R}
Index") The FTSE RAFI U.S. 1000 Index is part of the FTSE RFI Index Series, launched in association with Research Affiliates. As part of FTSE Group's range of nonmarket cap weighted indices, the FTSE RAFI Index Series weights index constituents using four fundamental factors, rather than market capitalization. These factors include dividends, cash flow, sales and book value. The FTSE RAFI U.S. 1000 Index comprises the largest 1000 U.S.-listed companies by fundamental value, selected from the constituents of the FTSE USA All Cap Index, part of the FTSE Global Equity Index Series (GEIS). The S&P 500{R} Index is an unmanaged index that consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

                                       20
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

TARGETPLUS EQUITY FUND (ACQUIRED FUND)

[BAR CHART GRAPHIC 2007: 7.60%, 2008: -45.53%]

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q2, 2007) 6.96%
 Lowest (Q4, 2008)  -29.17%

AVERAGE ANNUAL TOTAL RETURNS

                                   INCEPTION  ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
TargetPLUS Equity Fund           12/27/2006  -48.53%                            -25.75%
Russell 3000{R} Index                        -37.31%                            -18.98%
S&P 500 Index                                -37.00%                            -18.63%

The Fund's performance is compared to the Russell 3000{R} Index and the S&P 500 Index. The Russell 3000{R} Index, an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500{R} Index is an unmanaged index that consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

                                       21
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

S&P 500 INDEX (ACQUIRING FUND)


PERFORMANCE BAR CHART AND TABLE (CLASS 2 SHARES)


[BAR CHART GRAPHIC 2008: -37.62%]

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q2, 2008) -2.81%
 Lowest (Q4, 2008)  -22.32%


AVERAGE ANNUAL TOTAL RETURNS

                                 INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
AZL S&P 500 Index Fund (Class 1) 5/14/2007             -37.46%                  -25.66%
AZL S&P 500 Index Fund (Class 2) 5/1/2007              -37.62%                  -24.71%
S&P 500 Index                                          -37.00%                  -24.19%


The Fund's performance is compared to the S&P 500 Index, an unmanaged index that consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

                                       22
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

TABLE A-1

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008


FUND (inception date)                         LAST 1 YEAR LAST 2 YEARS SINCE INCEPTION
Target Double Play Fund                         -53.66%     -29.10%        -29.25%
(12/27/2006)
PIMCO Fundamental IndexPLUS Total Return Fund   -40.86%     -20.58%        -12.25%
(5/1/2006)
TargetPLUS Equity Fund                          -48.53%     -25.58%        -25.75%
(12/27/2006)
S&P 500 Index Fund, Class 1                     -37.46%        NA          -25.66%
(5/14/07)
S&P 500 Index Fund, Class 2                     -37.62%        NA          -24.71%
(5/1/2007)


TAX CONSEQUENCES
For Target Double Play Fund and TargetPLUS Equity Fund, as a condition to the closing of the Reorganization, the Acquired Funds and the Acquiring Fund will receive an opinion from Dorsey & Whitney LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, shareholders will not recognize taxable gain or loss as a direct result of the Reorganization. As long as Contracts funded through the separate accounts of the insurance company qualify as annuity contracts or life insurance contracts under Section 72 or Section 7702(a) of the Internal Revenue Code of 1986, as amended (the "Code"), respectively, the Reorganization will not create any tax liability for the separate accounts as shareholders or for the Contract Owners.


As a result of the Reorganization, the Acquiring Fund will succeed to certain tax attributes of the Acquired Funds, except that the amount of an Acquired Fund's accumulated capital loss carry forwards (plus any net capital loss that the Acquired Fund sustains during its taxable year ending on the applicable Closing Date and any net unrealized built-in loss it has on that date) that the Acquiring Fund may use to offset capital gains it recognizes after its Reorganization, generally in the eight succeeding taxable years, may be subject to an annual limitation under Sections 382 and 383 of the Code.


For PIMCO Fundamental IndexPLUS Total Return Fund, if the separate accounts investing in this Fund and the Contracts are properly structured under the insurance company provisions of federal tax law (as the Manager believes is the case), the Reorganization will not be a taxable event for Contract Owners who have a portion of their variable annuity contract allocated to this Fund. THE REORGANIZATION IS NOT EXPECTED TO QUALIFY AS A TAX-FREE REORGANIZATION FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. The Manager has agreed to indemnify Contract Owners against any taxes imposed on them as a result of the treatment of the Reorganization as taxable or as a result of a judicial or administrative determination that the Reorganization, although treated by the parties as not tax-free, in fact was tax-free. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX ADVISERS CONCERNING ANY POSSIBLE STATE INCOME TAX CONSEQUENCES OF THE REORGANIZATION.

For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."

                                       23
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

FEES AND EXPENSES
The following table describes the fees and expenses as of the end of the most recent fiscal year that you pay if you buy and hold shares of the Acquired Funds or shares of the Acquiring Fund. The table also shows estimated pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. The table does not reflect the expenses that apply to the subaccounts or the Contracts. Inclusion of these charges would increase expenses for all periods shown. The fees and expenses below exclude the costs of the Reorganization. See "Reasons for the Proposed Reorganization and Board Deliberations" for additional information concerning the allocation of the costs of the Reorganization.

TABLE A-2

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

The following tables are based on fund assets as of December 31, 2008.


            ACQUIRED FUNDS                TARGET DOUBLE PLAY     PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN     TARGETPLUS EQUITY
                                                 FUND                              FUND                             FUND
Management Fee (a)                        0.60% (b)              0.75%                                        0.60% (b)
Distribution (12b-1) Fees (d)             0.25%                  0.25%                                        0.25%
Other Expenses                            0.14%                  0.23%                                        0.25%
Total Annual Fund Operating Expenses      0.99% (b)              1.23%                                        1.10% (b)
(e)

    ACQUIRING FUND      S&P 500     PRO FORMA WITH    PRO FORMA WITH PIMCO FUNDAMENTAL INDEXPLUS   PRO FORMA WITH    PRO FORMA WITH
    CLASS 1 SHARES       INDEX    TARGET DOUBLE PLAY              TOTAL RETURN FUND               TARGETPLUS EQUITY   ALL ACQUIRED
                         FUND,           FUND                                                           FUND              FUNDS
                        CLASS 1
Management Fee           0.17%     0.17% (c)            0.17% (c)                                  0.17% (c)           0.17% (c)
                         (a)
Other Expenses           0.23%     0.14%                0.14%                                      0.17%               0.14%
Total Annual Fund        0.40%     0.31%                0.31%                                      0.34%               0.31%
Operating Expenses (e)

    ACQUIRING FUND      S&P 500     PRO FORMA WITH    PRO FORMA WITH PIMCO FUNDAMENTAL INDEXPLUS   PRO FORMA WITH    PRO FORMA WITH
    CLASS 2 SHARES       INDEX    TARGET DOUBLE PLAY              TOTAL RETURN FUND               TARGETPLUS EQUITY   ALL ACQUIRED
                         FUND,           FUND                                                           FUND              FUNDS
                        CLASS 2
Management Fee           0.17%     0.17% (c)            0.17% (c)                                  0.17% (c)           0.17% (c)
                         (a)
Distribution (12b-1)     0.25%     0.25%                0.25%                                      0.25%               0.25%
Fees (d)
Other Expenses           0.23%     0.14%                0.14%                                      0.17%               0.14%
Total Annual Fund        0.65%     0.56%                0.56%                                      0.59%               0.56%
Operating Expenses (e)


(a)The management fee rate is the contractual rate charged for the Fund's most recent fiscal year, which ended December 31, 2008.
(b)As of the date of this proxy statement/prospectus, the manager is voluntarily reducing the management fee to 0.45%. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time. If the voluntary management fee reduction were reflected in the table, the Total Annual Fund Operating expenses would be lower.
(c)The management fee rate shown reflects what the rate would be under the current management fee schedule for the Acquiring Fund based on the combined assets of the Funds for the fiscal year ended December 31, 2008.

                                       24
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

(d)The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays Allianz Life Financial Services, LLC, the Fund's distributor, an annual fee of up to 0.25% of average daily net assets as payment for distributing its shares and providing shareholder services.


(e)The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.79% for Target Double Play Fund and TargetPLUS Equity Fund, 1.20% for PIMCO Fundamental IndexPLUS Total Return Fund, 0.24% for S&P 500 Index Fund, Class 1 shares, and 0.49% for S&P 500 Index Fund, Class 2 shares through April 30, 2010. If the expense reimbursement arrangement were reflected in the table, the Annual Operating Expenses of the Funds would be lower. The Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of Other Expenses paid by the Manager provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that such reimbursements to the Manager are expected in the upcoming year, the amount of the reimbursements, if any, is included in the financial statements in the Fund's shareholder reports and is reflected in Other Expenses in the table above. Any obligations of an Acquired Fund to reimburse the Manager will not carry forward to the Acquiring Fund following the Reorganization.


EXAMPLE: Use the following tables to compare fees and expenses of the Funds to other investment companies. The tables illustrate the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. The tables also show pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been in effect for the periods shown. The tables do not reflect the effect of any fee or expense waivers. The tables also do not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.


FUND                                                          1 YEAR 3 YEARS 5 YEARS 10 YEARS
Target Double Play Fund (Acquired Fund)                         $101    $315    $547   $1,213
PIMCO Fundamental IndexPLUS Total Return Fund (Acquired Fund)   $125    $390    $676   $1,489
TargetPLUS Equity Fund (Acquired Fund)                          $112    $350    $606   $1,340
ACQUIRING FUND, CLASS 1 SHARES
S&P 500 Index Fund, Class 1                                      $41    $128    $224     $505
Pro Forma with Target Double Play Fund                           $32    $100    $174     $393
Pro Forma with PIMCO Fundamental IndexPLUS Total Return Fund     $32    $100    $174     $393
Pro Forma with TargetPLUS Equity Fund                            $35    $109    $191     $431
Pro Forma with All Acquired Funds                                $32    $100    $174     $393
ACQUIRING FUND, CLASS 2 SHARES
S&P 500 Index Fund, Class 2                                      $66    $208    $362     $810
Pro Forma with Target Double Play Fund                           $57    $179    $313     $701
Pro Forma with PIMCO Fundamental IndexPLUS Total Return Fund     $57    $179    $313     $701
Pro Forma with TargetPLUS Equity Fund                            $60    $189    $329     $738
Pro Forma with All Acquired Funds                                $57    $179    $313     $701


THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THSE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.

                                       25
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

THE REORGANIZATION

TERMS OF THE REORGANIZATION
The Board has approved the Plans, a copy of each of which is attached as Exhibit A, Exhibit B and Exhibit C. The Plans provide for the Reorganization on the following terms:
* The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by an Acquired Fund and the Acquiring Fund.
* The Acquired Funds will transfer all of their assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume the Acquired Funds' liabilities.


* The Acquiring Fund will issue shares to each Acquired Fund in an amount equal to the value of the assets that it receives from each Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. These shares will immediately be distributed by the Acquired Funds to their shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. As a result, shareholders (the separate accounts) of the Acquired Funds will become shareholders of the Acquiring Fund. Contract values that were allocated to subaccounts invested in the Acquired Funds will be allocated to subaccounts investing in the Acquiring Fund.


* Neither the Acquired Funds nor any Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Funds will pay any sales charge in connection with the Reorganization.
* The net asset value of the Acquired Funds and the Acquiring Fund will be computed as of 3:00 p.m. Central time, on the closing date.
* After the Reorganization, the Acquired Funds will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION
The completion of the Reorganization for each Acquired Fund is subject to certain conditions described in the Plans, including:
* Each Acquired Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.
* The Funds will have received any approvals, consents, or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.
* An effective registration statement on Form N-14 will be on file with the SEC.
* The Contract Owners of each Acquired Fund who are eligible to provide voting instructions for the meeting will have approved the respective Plans.
* Target Double Play Fund and TargetPLUS Equity Fund will receive an opinion of tax counsel that the proposed Reorganization will be tax-free for those Acquired Funds and the Acquiring Fund and for the separate accounts that are the shareholders of those Acquired Funds.

TERMINATION OF THE PLAN
The Plans and the transactions contemplated by them may be terminated and abandoned by resolutions of the Board of Trustees of the Acquired Funds or the Acquiring Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Acquired Funds or the Acquiring Fund, or the trustees, officers, or shareholders of the Acquired Funds or the Acquiring Fund.


TAX STATUS OF THE REORGANIZATION
For federal income tax purposes, the transfer of the assets of each Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of the Acquiring Fund shares to shareholders of each Acquired Fund is treated as a separate reorganization. The discussion below applies to each Reorganization.
For Target Double Play Fund and TargetPLUS Equity Fund
The exchange of the Acquired Funds' assets for shares of the Acquiring Fund, and the subsequent distribution of those shares to shareholders of the Acquired Funds and the liquidation of the Acquired Funds, are intended to qualify for federal income tax purposes as tax-free reorganizations under Section 368(a)(1) of the Code. The Acquired Funds and the


                                       26
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

Acquiring Fund will receive an opinion of Dorsey & Whitney LLP, based in part on certain representations by the VIP Trust on behalf of the Acquired Funds and the Acquiring Fund, substantially to the effect that:
   *  Each Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and each of the Acquired Funds will qualify as a party to the Reorganization within the meaning of Section 368(b) of the Code.


   * Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of each Acquired Fund which are distributed by Acquired Fund prior to the Closing.
   * The tax basis of the Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund shares exchanged therefor.
   * The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which the Acquired Fund shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time.
   * The Acquired Funds will recognize no income, gain, or loss by reason of the Reorganization.
   * The Acquiring Fund will recognize no income, gain, or loss by reason of the Reorganization.
   * The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Funds as of the Effective Time.
   * The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Funds.
   * The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Funds as of the Effective Time.


For PIMCO Fundamental IndexPLUS Total Return Fund
If the separate accounts investing in the Fund and the Contracts are properly structured under the insurance company provisions of federal tax law (as the Manager believes is the case), the Reorganization will not be a taxable event for Contract Owners who have a portion of their variable annuity contract allocated to the Acquired Fund. THE REORGANIZATION IS NOT EXPECTED TO QUALIFY AS A TAX-FREE REORGANIZATION FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. THUS, THE ACQUIRED FUND GENERALLY WILL RECOGNIZE GAIN OR LOSS EQUAL TO THE DIFFERENCE BETWEEN THE FAIR MARKET VALUE OF ITS ASSETS AND ITS TAX BASIS IN SUCH ASSETS. ANY UNUSED EXCESS CAPITAL LOSS CARRY FORWARDS OF THE ACQUIRED FUND WILL CEASE TO EXIST AFTER THE REORGANIZATION. The Acquired Fund expects that the amount of such unused capital loss carry forwards lost as a consequence of the Reorganization will not be material (and such lost attributes would have been significantly limited for federal income tax purposes even if the Reorganization qualified for tax-free treatment).


The exchange of Acquired Fund shares for Acquiring Fund shares pursuant to the Reorganization will be a taxable event for federal income tax purposes (as well as for state and local income tax purposes). If the separate accounts investing in the Acquired Fund and the related Contracts are properly structured under the insurance company provisions of federal tax law (the Manager believes is the case), then the separate accounts would be treated as the direct holder of the Acquired Fund shares. As such, the separate accounts will recognize gain or loss equal to the difference between the fair market value of the Acquiring Fund shares received pursuant to the Reorganization and the separate accounts' tax basis in the Acquired Fund shares surrendered therefore. Such gain or loss will be long-term capital gain or loss if the separate accounts' holding period for such Acquired Fund is more than one year at the Closing.
The Manager has agreed to indemnify Contract Owners against any taxes imposed on them as a result of the Reorganization being taxable or as a result of a judicial or administrative determination that the Reorganization, although treated by the parties as not tax-free, in fact was tax-free. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX ADVISERS CONCERNING ANY POSSIBLE STATE INCOME TAX CONSEQUENCES OF THE REORGANIZATION.

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS
The Board believes that the proposed Reorganization will be advantageous to shareholders of the Acquired Funds based on its consideration of the following matters:

* TERMS AND CONDITIONS OF THE REORGANIZATION. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.

                                       27
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

* TAX CONSEQUENCES. The Board considered the tax consequences of the Reorganization for Contract Owners and for the Funds, as set forth in the section "Tax Status of the Reorganization," above.


* CONTINUITY OF INVESTMENT. The Board considered the compatibility of the Funds and the degree of similarity between the investment objectives and the principal investment strategies for the Acquired Funds and the Acquiring Fund. The Board considered the fact that the Acquired Funds and the Acquiring Fund have comparable investment objectives and policies, but different investment strategies. The Board recognized that while the S&P 500 Index Fund employs a passive indexing strategy, the Target Double Play Fund and the TargetPLUS Equity Fund employ a quantitative investment strategy pursuant to which the subadviser selects investments once each year from among companies identified by various methodologies. And the PIMCO Fundamental IndexPLUS Total Return Fund employs an active, large-cap core strategy that uses derivatives to gain exposure to a recalibrated version of the RAFI Index, with collateral invested in short and intermediate term fixed income instruments.
* EXPENSE RATIOS. The Board considered the relative expenses of the Funds. The total operating expense ratio for the Acquiring Fund is lower than the total operating expense ratio for each of the Acquired Funds as of the end of the Acquired Funds' most recent fiscal year. The contractual management fee for the Acquiring Fund is lower than for the Acquired Funds, and the contractual management fees for all of the Funds do not include any breakpoints. The Acquired Funds and Class 2 shares of the Acquiring Fund have the same Distribution (12b-1) Fees; Class 1 shares of the Acquiring Fund have no Distribution (12b-1) Fees. The Acquiring Fund's Other Expenses are lower than those for the Acquired Funds. In sum, shareholders of the Acquired Funds may expect to incur lower overall fund expenses following the Reorganization.


  The Board also considered the possibility that both higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows, or reduced outflows, may reduce the risk that, if net assets of the Acquired Funds fail to grow, or even diminish, the Acquired Funds' total expense ratios could rise from current levels as fixed expenses become a larger percentage of net assets. The Board noted that all of the Funds are subject to expense limitation agreements that will remain in place through at least April 30, 2010. The Board considered the fact that all of the Funds currently are operating with expenses above the respective caps and are receiving fee waivers from the Manager. The Board also considered the fact that following the Reorganization total fund operating expenses for the combined Fund are expected to exceed the caps contained in the Acquiring Fund's expense limitation agreement and that the Acquiring Fund will be subject to reimbursements to the Manager for expenses previously waived by the Manager.
* ECONOMIES OF SCALE. The Board considered the advantage of combining Funds with comparable investment objectives. The Board believes that the combined Fund may have the opportunity to take advantage of the economies of scale associated with a larger fund. The combined Fund may have better prospects for growth than any of the Funds separately. For example, a larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Furthermore, as indicated above, fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis, may be reduced.
* COSTS. The Board noted that the Acquired Funds each will bear the expenses of printing and mailing communications to the Contract Owners who beneficially owned its shares and that all other expenses of the Reorganization, including accounting, legal, and custodial expenses, and any costs related to repositioning of the Acquiring Funds' portfolios after the Reorganization, will be allocated equally among the Acquired Funds and the Acquiring Fund. The Board also noted that the estimated total reorganization costs, including repositioning costs, would be less than $0.01 per share of the combined Fund. The Board considered the Manager's analysis showing that the reduction in annual operating expenses for the Acquired Funds and the Acquiring Fund resulting from the Reorganization is likely to be greater than or equal to the expenses of the Reorganization to be borne by the Acquired Funds or Acquiring Fund, as the case may be.
* DILUTION. The Board considered the fact that the Reorganization will not dilute the interests of the current Contract Owners with contract values allocated to subaccounts investing in the Acquired Funds because it would be effected on the basis of the relative net asset value per share of the Acquired Funds and the Acquiring Fund, respectively. Thus, subaccounts holding shares of the Acquired Funds will receive shares of the Acquiring Fund equal in value to their shares in the Acquired Funds.

                                       28
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

* PERFORMANCE AND OTHER FACTORS. The Board considered the relative performance records of the Funds. The Board noted that none of the Funds have accumulated any significant track record; the Acquiring Fund commenced operations in May, 2007, and the Acquired Funds commenced operations on May 1, 2006 (PIMCO Fundamental IndexPLUS Total Return Fund) and December 27, 2006 (Target Double Play Fund and TargetPLUS Equity Fund). While the Board was cognizant of the fact that an Acquiring Fund's past performance is no guarantee of its future results, it did recognize that the better overall track record of the Acquiring Fund, although brief, could help attract more assets into the combined Funds and therefore could increase shareholder confidence in the combined Fund. The Board concluded that increased inflows, or reduced outflows, could lead to further economies of scale (see "Economies of Scale" above).


  The Board also considered the fact that the Funds have generally similar investment objectives. The Reorganization should allow for a concentrated selling effort, thereby potentially benefiting shareholders of the combined Funds. The Board further took into account the Manager's belief that the Acquired Funds, as stand-alone Funds, were unlikely to experience significant growth in assets as a result of inflows, particularly in light of the recent negative performance of the Acquired Funds as compared to the Acquiring Fund.
* POTENTIAL EFFECTS ON THE MANAGER. The Board considered the potential benefits from the Reorganization that could be realized by the Manager. The Board recognized that the potential benefits to the Manager consist principally of economies of scale and the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board noted, however, that shareholders of the Acquired Funds will benefit over time from any long-term decrease in overall operating expense ratios resulting from the proposed Reorganization. The Board also noted that the proposed Reorganization would affect the amount of management fees that the Manager retains after payment of the subadvisory fees. The table below assumes that the Reorganization has taken place and gives effect to the additional temporary reduction in management fees payable to the Manager. See Table A-2 above for information concerning current management fees for both Funds and the voluntary reductions in management fees that are currently in effect.

FUND                                                          MANAGEMENT FEE RETAINED AFTER PAYMENT OF SUBADVISORY FEE (1)
Target Double Play Fund (Acquired Fund)                                                  0.10%
PIMCO Fundamental IndexPLUS Total Return Fund (Acquired Fund)                            0.21%
TargetPLUS Equity Fund (Acquired Fund)                                                   0.10%
S&P 500 Index Fund (Acquiring Fund)                                                      0.14%
   Weighted Average Before Reorganization                                                0.13%
S&P 500 INDEX FUND - PRO FORMA WITH ACQUIRED FUNDS                                       0.14% (2)

 (1)Calculations are as of May 31, 2009, using monthly average assets under management for May 2009.
 (2)Calculated using new subadvisory fee rates effective October 26, 2009.


Each Trustee carefully considered the factors described above and evaluated the merits of the Reorganization in accordance with his or her own experience and business judgment. Although each Trustee independently formed his or her own judgment on the proposed Reorganization, the Board accepted the Manager's analysis that the Acquired Funds had not reached a size at which they could expect to realize economies of scale and that, in light of current market conditions and changes in variable annuity product design, they were not likely to reach such a size. The Board also accepted the Manager's analysis that the Acquiring Fund has better potential to reach a size to realize economies of scale due to the Acquiring Fund's better overall track record and significantly larger size.

The Board recognized that, while the investment objectives of the Funds are comparable, there are differences among the investment strategies employed by the Funds. However, the Board accepted the Manager's analysis that the S&P 500 Index Fund has the most comparable investment approach to the Acquired Funds among the investment options available for reorganization. In addition, the Board agreed with the Manager that the shareholders of the Acquired Funds would benefit from the lower management fees and overall fund expenses of the Acquiring Fund.


BOARD DETERMINATIONS
After considering the factors described above and other relevant information at an in-person meeting held on June 10, 2009, the Board of Trustees of each of the Acquired Funds, including a majority of the independent Board members found that participation in the Reorganization is in the best interests of the Acquired Funds and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquired Funds would not be diluted as a result of the Reorganization.

                                       29
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

The Board of Trustees of the Acquiring Fund approved the Plans at the meeting held on June 10, 2009. Among other factors, the Board members considered the terms of the Plans, the provisions intended to avoid the dilution of Contract Owners' interests, and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquiring Fund will not be diluted as a result of the Reorganization.

RECOMMENDATION AND VOTE REQUIRED
The Board recommends that Contract Owners who are entitled to vote at the meeting approve the proposed Plans. Approval of each Plan requires the affirmative vote, in person or by proxy, of a majority of the voting power of the outstanding shares of the respective Acquired Fund as the record date, July 31, 2009. Shareholders of each Acquired Fund will vote separately on the Plan applicable to the Acquired Fund in which they are invested. Each share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share held by a shareholder on the record date. If the Plan is not approved by an Acquired Fund, the Board will consider what further action should be taken. The Reorganization will proceed with respect to any Acquired Fund approving it, even if other Acquired Funds do not.

If shareholder approval is obtained, the Reorganization is scheduled to be effective on or about October 23, 2009.

                                       30
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

SECTION B - PROXY VOTING AND SHAREHOLDER MEETING INFORMATION
REFERENCE TO THE "FUND" IN THIS SECTION IS A REFERENCE TO THE ACQUIRED FUND.


A special meeting of shareholders of the Acquired Funds will be held as specified in the Notice of Special Meeting that accompanies this proxy statement/prospectus. At the meeting, shareholders (the separate accounts) will vote their shares of the Acquired Funds. You have the right to instruct Allianz Life and Allianz Life of NY (together, "Allianz") on how to vote the shares of the Acquired Funds held under your Contract. Unless you plan to attend the Meeting and vote in person, your voting instructions must be received (by mail, phone or Internet) no later than 4:00 p.m. Central time on the day prior to the Meeting.


The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value, the Contract Owner is permitted to vote one Fund share. We count fractional votes. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposal described above. Allianz will vote any shares for which it does not receive a voting instruction form, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of shareholders could determine the outcome of any proposal.

For the Meeting to proceed, there must be a quorum. This means that at least 25% of a Fund's shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Funds, its presence at the Meeting in person or by proxy will meet the quorum requirement.


You may revoke your voting instructions up until 4:00 p.m. Central time on the day prior to the Meeting by giving written notice to Allianz prior to that time by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416,or by executing and returning to Allianz a voting instruction form with a later date. You may also attend the Meeting and vote in person. If you need a new voting instruction form, please call the Fund at 1-800-950-5872 ext. 35857, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "FOR" the proposal.


The Acquired Funds will pay all costs of solicitation, including the cost of preparing and mailing the Notice of a Special Meeting of shareholders and this proxy statement/prospectus to Contract Owners. Representatives of the Manager, without cost to the Fund, also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls.

DISSENTERS' RIGHTS OF APPRAISAL. There are no appraisal or dissenters' rights for shareholders of the Acquired Funds. Delaware law does not grant beneficiaries of statutory trusts who dissent from approval of the Reorganization the right to demand an appraisal for their interests and payment of their fair cash value. As a result, shareholders who object to the Reorganization do not have a right to demand a different payment for their shares of beneficial interest.

OTHER MATTERS. Management of the Funds anticipates that an election of Trustees and ratification of the auditors also will be conducted at the Meeting. You will receive a separate proxy statement containing information regarding these other matters if you are eligible to vote on them. Otherwise, management of the Funds knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

ADJOURNMENT. In the event that voting instructions received by the time scheduled for the meeting are not sufficient to approve the Reorganization, representatives of Allianz may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. Representatives of Allianz will vote in favor of adjournment. The Acquired Funds will pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient voting instructions have been received.

                                       31
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

SECTION C - CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION IN THIS SECTION REFERENCE TO THE "FUND" IS A REFERENCE TO THE ACQUIRING FUND AND THE ACQUIRED FUNDS.

This section contains the following information about the Funds:

TABLE   CONTENT

        (all information is shown for the fiscal year ended December 31, 2008, unless noted otherwise)

C-1 Actual and pro forma capitalization of the Acquired Fund and the Acquiring Fund

C-2     Actual and pro forma ownership of Fund shares


CAPITALIZATION

The following table shows the capitalization of the Funds at December 31, 2008, and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. ACTUAL AND PRO FORMA CAPITALIZATION OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS


FUND                                                            NET ASSETS  NET ASSET VALUE SHARES OUTSTANDING
                                                                               PER SHARE
Target Double Play Fund (Acquired Fund)*                       $56,372,222       $4.95          11,379,331
PIMCO Fundamental IndexPLUS Total Return Fund (Acquired Fund)* $65,901,461       $6.04          10,903,208
TargetPLUS Equity Fund (Acquired Fund)*                        $56,745,351       $5.44          10,425,605
ACQUIRING FUND, CLASS 1 SHARES **
S&P 500 Index Fund, Class 1                                    $11,157,643       $6.16          1,811,687
     PRO FORMA WITH TARGET DOUBLE PLAY FUND
Adjustments ***                                                   -$171           --             -6,779
Pro Forma                                                      $11,328,459       $6.16          1,839,424
     PRO FORMA WITH PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN FUND
Adjustments ***                                                   -$330           --             -1,068
Pro Forma                                                      $11,487,409       $6.16          1,865,233
     PRO FORMA WITH TARGETPLUS EQUITY FUND
Adjustments ***                                                    -$57           --             -1,227
Pro Forma                                                      $11,214,613       $6.16          1,820,938
     PRO FORMA WITH ALL ACQUIRED FUNDS
Adjustments ***                                                   -$558           --             -9,074
Pro Forma                                                      $11,715,195       $6.16          1,902,221



                                       32
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009


ACQUIRING FUND, CLASS 2 SHARES
S&P 500 Index Fund, Class 2                                    $245,652,404      $6.15          39,954,337
     PRO FORMA WITH TARGET DOUBLE PLAY FUND
Adjustments ***                                                  -$56,231         --             -2,212,834
Pro Forma                                                      $301,797,408      $6.15          49,086,318
     PRO FORMA WITH PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN FUND
Adjustments ***                                                  -$65,606         --             -194,118
Pro Forma                                                      $311,158,163      $6.15          50,608,813
     PRO FORMA WITH TARGETPLUS EQUITY FUND
Adjustments ***                                                  -$56,605         --             -1,203,984
Pro Forma                                                      $302,284,123      $6.15          49,165,480
     PRO FORMA WITH ALL ACQUIRED FUNDS
Adjustments ***                                                 -$178,442         --             -3,610,936
Pro Forma                                                      $423,934,886      $6.15          68,951,937


* The number of Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date.


**Contract Owners who own an Allianz Valuemark II, Valuemark III, or Valuemark
  IV Contract will receive Class 1 shares of the S&P 500 Index Fund in connection with the Reorganization. Valuemark Contract Owners beneficially own 34,516 shares, representing $170,987 of the net assets, of Target Double Play Fund, 54,614 shares/$330,096 of PIMCO Fundamental IndexPLUS Total Return Fund, and 10,478 shares/$57,027 of TargetPLUS Equity Fund. The remaining shares and net assets of the Acquired Funds are beneficially owned by Contract Owners who will receive Class 2 shares of the S&P 500 Index Fund in connection with the Reorganization.

***The adjustment to net assets represents the impact as a result of the estimated Reorganization fees and expenses that will be paid by the Funds, and the adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.



                                       33
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund's outstanding shares at the record date. At the record date, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2. ACTUAL AND PRO FORMA OWNERSHIP OF FUND SHARES

FUND                                             5% OWNERS          PERCENT OF SHARES   PERCENT OF SHARES HELD FOLLOWING THE
                                                                          HELD                 REORGANIZATION
------------------------------------------------------------------------------------------------------------------------------------
Target Double Play Fund                    Allianz Life Variable           98.17%                   N/A
                                                 Account B
PIMCO Fundamental IndexPLUS Total Return   Allianz Life Variable           95.40%                   N/A
Fund                                             Account B
TargetPLUS Equity Fund                     Allianz Life Variable           97.73%                   N/A
                                                 Account B
S&P 500 Index Fund - Class 2                 Allianz Life Variable
                                                   Account B               49.13%                 62.00%
                                               AZL Fusion Growth           18.70%                 13.73%
                                              AZL Fusion Moderate          16.75%                 12.30%
                                              AZL Fusion Balanced           9.10%                  6.68%
S&P 500 Index Fund - Class 1                 Allianz Life Variable         95.37%                 95.63%
                                                   Account B


                                       34
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

EXHIBIT A -AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL First Trust Target Double Play Fund (the "Acquired Fund"), and the same statutory trust (in this role, the "Buying Trust") on behalf of its series, the AZL S&P 500 Index Fund (the "Acquiring Fund").

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.

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|             ACQUIRED FUND             |    ACQUIRING FUND    |
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|AZL First Trust Target Double Play Fund|AZL S&P 500 Index Fund|
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In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the VIP Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.

                                       A-1
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.
   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.

                                       A-2
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:
      (1)liabilities disclosed in the Acquired Fund Financial Statements,

                                       A-3
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.

                                       A-4
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9. FURTHER CONDITIONS TO THE OBLIGATIONS OF THE BUYING TRUST AND THE SELLING TRUST. As a further condition to the obligations of the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund hereunder, the VIP Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received the opinion of Dorsey & Whitney LLP addressed to the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the VIP Trust on behalf of the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   a. The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   b. Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon

                                       A-5
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
      receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Closing.
   c. The tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor.
   d. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shares were held as a capital asset at the Effective Time.
   e. The Acquired Fund will recognize no income, gain or loss by reason of the Reorganization.
   f. The Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization.
   g. The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   h. The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   i. The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.

10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.
   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.


                                       A-6
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.


                                       A-7
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL First Trust Target Double Play Fund


By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President


ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL S&P 500 Index Fund


By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

                                       A-8
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

EXHIBIT B -AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL PIMCO Fundamental IndexPLUS Total Return Fund (the "Acquired Fund"), and the same statutory trust (in this role, the "Buying Trust") on behalf of its series, the AZL S&P 500 Index Fund (the "Acquiring Fund"), and Allianz Investment Management LLC (solely for the purposes of Section 13 of the Agreement).

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.

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|                  ACQUIRED FUND                  |    ACQUIRING FUND    |
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|AZL PIMCO Fundamental IndexPLUS Total Return Fund|AZL S&P 500 Index Fund|
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In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.


2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is not intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.


   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the VIP Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.

                                       B-1
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.
   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.

                                       B-2
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:

                                       B-3
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

      (1)liabilities disclosed in the Acquired Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.

                                       B-4
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9. [RESERVED].
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring

                                       B-5
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

      Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.
   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

In addition, Allianz Investment Management LLC hereby agrees to indemnify and hold harmless each shareholder and each beneficial owner of Acquired Fund shares, each shareholder of record and each beneficial owner of Acquiring Fund shares, the Acquired Fund, and the Acquiring Fund, from and against any taxes, penalties and interest imposed upon them as a result of (a) the treatment of the Reorganization as not qualifying as a "reorganization" under section 368(a)(1) of the Code or (b) any final determination by a court of competent jurisdiction or administrative determination that the Reorganization, although treated by the parties for Federal income tax purposes as not qualifying as a "reorganization" under section 368(a)(1) of the Code, in fact was such a "reorganization."


                                       B-6
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL PIMCO Fundamental IndexPLUS Total Return Fund


By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President


ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL S&P 500 Index Fund


By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President


The undersigned is a party to this Agreement for purposes of Section 13 only.

ALLIANZ INVESTMENT MANAGEMENT LLC


By /s/ Brian Muench

Brian Muench

Vice President


                                       B-7
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

EXHIBIT C -AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL TargetPLUS Equity Fund (the "Acquired Fund"), and the same statutory trust (in this role, the "Buying Trust") on behalf of its series, the AZL S&P 500 Index Fund (the "Acquiring Fund").

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.

---------------------------------------------------
|      ACQUIRED FUND       |    ACQUIRING FUND    |
---------------------------------------------------
|AZL TargetPLUS Equity Fund|AZL S&P 500 Index Fund|
---------------------------------------------------

In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the VIP Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.


                                       C-1
              The Allianz Variable Insurance Products Trust - Proxy
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

4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.
   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.

                                       C-2
              The Allianz Variable Insurance Products Trust - Proxy
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

   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:
      (1)liabilities disclosed in the Acquired Fund Financial Statements,

                                       C-3
              The Allianz Variable Insurance Products Trust - Proxy
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
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.

                                       C-4
              The Allianz Variable Insurance Products Trust - Proxy
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
   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9. FURTHER CONDITIONS TO THE OBLIGATIONS OF THE BUYING TRUST AND THE SELLING TRUST. As a further condition to the obligations of the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund hereunder, the VIP Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received the opinion of Dorsey & Whitney LLP addressed to the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the VIP Trust on behalf of the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   a. The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   b. Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon

                                       C-5
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
      receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Closing.
   c. The tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor.
   d. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shares were held as a capital asset at the Effective Time.
   e. The Acquired Fund will recognize no income, gain or loss by reason of the Reorganization.
   f. The Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization.
   g. The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   h. The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   i. The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.
   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

                                       C-6
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

                                       C-7
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL TargetPLUS Equity Fund


By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL S&P 500 Index Fund

By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

                                       C-8
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

--------------------------------------------------------------------------------
                                     PROXY 3
--------------------------------------------------------------------------------

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                     AZL[{R}] JPMorgan Large Cap Equity Fund

                             5701 Golden Hills Drive
                           Minneapolis, MN 55416-1297

Dear Allianz Life and Allianz Life of New York Variable Annuity or Variable Life Insurance Contract Owner:

The Board of Trustees of the AZL JPMorgan Large Cap Equity Fund (the "Acquired Fund"), which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), is pleased to submit a proposal to reorganize the Acquired Fund into the AZL JPMorgan U.S. Equity Fund (the "Acquiring Fund"), which is another series of the VIP Trust.

As the owner of a variable annuity or variable life insurance contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, you beneficially own shares of the Acquired Fund. Accordingly, we ask that you indicate whether you approve or disapprove of the proposed reorganization by submitting instructions on how to vote your beneficial shares by phone, internet, or mail.

The proposed reorganization is being undertaken for several reasons, including providing further economies of scale.

THE BOARD OF TRUSTEES OF THE VIP TRUST BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE ACQUIRED FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL.

 The Board considered various factors in reviewing the proposed reorganization on behalf of the Acquired Fund's shareholders, including, but not limited to, the following:
   * The continuity of investments between the Acquired Fund and the Acquiring Fund.


   * The contractual expenses of the Acquiring Fund, which following the reorganization will be higher than those of the Acquired Fund prior to the reorganization (based on fees, expenses and fund assets as of December 31, 2008).


   * The expectation that the reorganization will achieve greater economies of scale.
   *  Historical performance of the Funds.
   *  The expectation that the reorganization will be tax-free.


If the proposal is approved, the Acquiring Fund will acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for newly issued shares of the Acquiring Fund. These Acquiring Fund shares in turn will be distributed proportionately to the Acquired Fund's shareholders in complete liquidation of the Acquired Fund. In order to accomplish the proposed reorganization, the Board of Trustees of the Acquired Fund submits for your approval an Agreement and Plan of Reorganization.


Whether or not you plan to attend the meeting, please review the enclosed voting instruction form. You may submit your instructions on voting the shares that you beneficially own by phone, internet, or mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the entire proxy statement/prospectus carefully before you vote.

Thank you for your prompt attention to this important matter.

                                       Sincerely,

                                       Jeffrey W. Kletti
                                       President

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         PROXY STATEMENT/PROSPECTUS Q&A

HERE IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR THE AZL JPMORGAN LARGE CAP EQUITY FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS.

Q: WHY IS THE REORGANIZATION BEING PROPOSED?
   The reorganization is being proposed in an effort to reduce operating expenses through greater economies of scale for funds available to owners of variable annuity and variable life insurance contracts issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York.

   Your Board of Trustees has determined that the reorganization is in the best interests of the Acquired Fund's shareholders and recommends that you vote FOR the reorganization.


Q: WILL THE EXPENSES OF THE FUND IN WHICH I PARTICIPATE INCREASE AS A RESULT OF
   THE REORGANIZATION?
   The contractual expenses of the combined fund (1.18%) will be higher than the Acquired Fund (1.11%), based on fees, expenses and fund assets as of December 31, 2008. Although the December 31, 2008, expense numbers do not reflect a potential economic benefit of the reorganization, the Board also examined expense numbers as of April 30, 2009, which reflected both the investment manager's voluntary reduction of its management fee for the combined fund to 0.75% and a significant allocation of assets to the Acquiring Fund in the first week of May. This April 30 analysis indicated that the expenses of the combined fund (1.12%) would be slightly less than the expenses of the Acquired Fund (1.14%). Because the investment manager may end its voluntary fee reduction at any time, and because expected economies of scale might not materialize, there is no guarantee that actual expenses of the combined fund will decline following the reorganization.


Q: WHO IS PAYING THE COSTS OF THE SHAREHOLDER MEETING AND THIS PROXY
   SOLICITATION?
   Contract owners who were beneficial owners of shares of the Acquired Fund on the record date will bear these costs.

Q: WILL I INCUR TAXES AS A RESULT OF THE REORGANIZATION?
   No. The reorganization is not expected to be a taxable event for contract owners. Please see the Tax Consequences discussion in the enclosed proxy statement/prospectus for additional information.

Q: IF APPROVED, WHEN WILL THE REORGANIZATION HAPPEN?
   If shareholders approve the reorganization, it will take place shortly after the shareholder meeting.

Q: IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES?
   No. Upon shareholder approval of the reorganization, the Acquired Fund shares that serve as a funding vehicle for benefits under your variable annuity or variable life contract automatically will be exchanged for shares of the Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Acquired Fund shares held by the shareholder immediately before the reorganization.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?
   After careful consideration, the Board recommends that you vote FOR the reorganization.

Q: HOW AND WHEN DO I VOTE?
   You can vote in one of four ways:
   - By mail with the enclosed voting instruction form
   - By telephone
   - By web site
   - In person at the meeting

   Please refer to the enclosed voting instruction form for the telephone number and internet address. Please vote as soon as possible by following the instructions on the voting instruction form.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?
   If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call toll free at 1-800-950-5872 ext. 37952.

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                             5701 GOLDEN HILLS DRIVE
                        MINNEAPOLIS, MINNESOTA 55416-1297

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 2009

                     AZL[{R}] JPMORGAN LARGE CAP EQUITY FUND

A special meeting of the shareholders of the AZL JPMorgan Large Cap Equity Fund (the "Acquired Fund") will be held at 10:00 a.m. on October 21, 2009, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota. At the meeting, shareholders will consider the following proposals:

- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL JPMorgan Large Cap Equity Fund, which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), and the AZL JPMorgan U.S. Equity Fund (the "Acquiring Fund"), which is another series of the VIP Trust. Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the assumption of the Acquired Fund's liabilities; and
- Such other business as may properly come before the meeting, or any adjournment of the meeting.

The Acquired Fund issues and sells its shares to certain separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). The separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as a funding vehicle for benefits under variable annuity and variable life insurance contracts issued by Allianz Life and Allianz Life of NY. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Fund and are entitled to vote all of the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the owners of variable annuity and variable life insurance contracts for which the Fund serves as a funding vehicle. This Notice is being delivered to owners of variable annuity and variable life insurance contracts who, by virtue of their ownership of the contracts, beneficially owned shares of the Acquired Fund on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Acquired Fund underlying their contracts.


Shareholders of record at the close of business on July 31, 2009, are entitled to vote at the meeting.



                                        By order of the Board of Directors

                                        Michael J. Radmer, Secretary
August 7, 2009


                       YOU CAN VOTE QUICKLY AND EASILY.
    PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.

                   PROXY STATEMENT/PROSPECTUS - AUGUST 7, 2009

                   ACQUIRED FUND                          ACQUIRING FUND
AZL[{R}] JPMorgan Large Cap Equity Fund AZL[{R}] JPMorgan U.S. Equity Fund
         ("JPMorgan Large Cap Equity Fund")      ("JPMorgan U.S. Equity Fund")

This proxy statement/prospectus describes a proposed Agreement and Plan of Reorganization (the "Plan") pursuant to which the outstanding shares of the JPMorgan Large Cap Equity Fund, which currently serves as a funding vehicle for your variable annuity or variable life insurance contract, (the "Acquired Fund") would be exchanged for shares of the JPMorgan U.S. Equity Fund (the "Acquiring Fund"). Both the Acquiring Fund and the Acquired Fund (each a "Fund" and together the "Funds") are series of the Allianz Variable Insurance Products Trust (the "VIP Trust"). The address of the Funds is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. The phone number of the Funds is 877-833-7113.

         THE BOARD OF TRUSTEES OF THE VIP TRUST UNANIMOUSLY RECOMMENDS
                             APPROVAL OF THE PLAN.

THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials, and other information with the SEC (Investment Company Act file no. 811-09491). These reports, proxy materials, and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request e-mailed to publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

You should retain this proxy statement/prospectus for future reference. It sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Additional information is set forth in the Statement of Additional Information, dated the same date as this proxy statement/prospectus, relating to this proxy statement/prospectus. A current prospectus for the Acquiring Fund, which gives a detailed description of the Acquiring Fund's policies, strategies, and restrictions, accompanies this proxy statement/prospectus.

This proxy statement/prospectus was first mailed to Contract Owners on or about August 21, 2009.

WHERE TO GET MORE INFORMATION

FUND REPORTS:                                   THE ACQUIRING FUND:                          THE ACQUIRED FUND:
Prospectus dated April 27, 2009.                Accompanying, and incorporated by reference  Incorporated by reference into this into, this proxy statement/prospectus (cond  proxy statement/prospectus. For a
Annual report for the period ended December 31, ensed version dated August 7, 2009).         copy at no charge, call toll free
2008; and semi-annual report for the period     For a complete copy at no charge, call toll- 877-833-7113 or write to the
ended June 30, 2008.                            free 877-833-7113 or write to the address    address given below this table.
                                                given below this table.

              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

THIS PROXY STATEMENT/PROSPECTUS:

Statement of Additional Information dated Incorporated by reference into this proxy statement/prospectus. For a copy at no charge,
the same date as this proxy               call toll-free 1-800-624-0197 or write to Allianz VIP Trust, Advisory Management, A 3-
statement/prospectus. This document       825, 5701 Golden Hills Drive, Minneapolis, MN 55416.
contains information about both the
Acquired Fund and the Acquiring Fund.
To ask questions about this proxy         Call toll free 1-800-950-5872 ext. 37952 or write to: Allianz VIP Trust, Advisory
statement/prospectus.                     Management, A3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ADDRESS: Allianz Variable Insurance Products Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ABOUT THE ACQUIRED AND ACQUIRING FUNDS

The Acquired Fund issues and sells its shares to separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). These separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as funding vehicles for benefits under variable annuity and variable life insurance contracts issued by Allianz Life and Allianz Life of NY (the "Contracts"). Each separate account has subaccounts that invest in the Acquired Fund and certain other mutual funds. Owners of the Contracts ("Contract Owners") allocate the value of their Contracts among these subaccounts. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Fund and are entitled to vote all of the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the Contract Owners who are eligible to vote at the meeting.

Both the Acquired Fund and the Acquiring Fund are open-end management investment companies. If the Plan is approved, the shares of the Acquiring Fund will be distributed proportionately by the Acquired Fund to the holders of its shares in complete liquidation of the Acquired Fund. As a result of the Plan, each Acquired Fund shareholder would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of that shareholder's holdings in the Acquired Fund.

The following information summarizes the proposed reorganization of the Acquired Fund into the Acquiring Fund (the "Reorganization").

HOW THE REORGANIZATION WILL WORK

* The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares of beneficial interest to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund's shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccount that was invested in the Acquired Fund immediately before the Reorganization. You will not pay any sales charge in connection with this distribution of shares. If you already have an Acquiring Fund account, shares distributed in the Reorganization will be added to that account. As a result, when average cost is calculated for income tax purposes, the cost of the shares in the two accounts you owned will be combined.

FUND INVESTMENT OBJECTIVES

The following table presents the investment objective, which is the same for both Funds.

 ACQUIRED FUND                  INVESTMENT OBJECTIVE                 ACQUIRING                 INVESTMENT OBJECTIVE
                                                                       FUND
 JPMORGAN LARGE    High total return from a portfolio of selected    JPMORGAN     High total return from a portfolio of selected
CAP EQUITY FUND                  equity securities                  U.S. EQUITY                 equity securities
                                                                       FUND

                                        2
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

                               TABLE OF CONTENTS

SECTION A -- Proposal......................................................4
  PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization.....4
    SUMMARY................................................................4
      How the Reorganization Will Work.....................................4
      Comparison of the Acquired Fund and the Acquiring Fund...............5
      Comparison of Investment Objectives..................................5
      Comparison of Investment Strategies..................................5
      Comparison of investment Policies....................................6
      Risk Factors.........................................................6
      Performance..........................................................9
      Tax Consequences....................................................11
  FEES AND EXPENSES.......................................................12
  THE REORGANIZATION......................................................13
    Terms of the Reorganization...........................................13
    Conditions to Closing the Reorganization..............................13
    Termination of the Plan...............................................13
    Tax Status of the Reorganization......................................14
    Reasons for the Proposed Reorganization and Board Deliberations.......14
    Boards' Determinations................................................16
    Recommendation and Vote Required......................................16
SECTION B - Proxy Voting and Shareholder Meeting Information..............17
SECTION C - Capitalization, Ownership of Fund Shares and Other Fund
      Information.........................................................18
EXHIBIT A - Agreement and Plan of Reorganization.........................A-1

The prospectus for the Acquiring Fund accompanies this proxy statement/prospectus.

                                        3
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

SECTION A -- PROPOSAL

PROPOSAL: APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY
This proxy statement/prospectus is being used by the Acquired Fund to solicit voting instructions for a proposal to approve the Plan providing for the Reorganization of the Acquired Fund into the Acquiring Fund. A form of the Plan is included as Exhibit A.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus, exhibits and accompanying materials because they contain details that are not in this summary.

HOW THE REORGANIZATION WILL WORK
The following table shows the names of the Acquired Fund and the Acquiring Fund into which it will be merged.

----------------------------------------------------------
|        ACQUIRED FUND         |     ACQUIRING FUND      |
----------------------------------------------------------
|JPMorgan Large Cap Equity Fund|JPMorgan U.S. Equity Fund|
----------------------------------------------------------

* The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares of beneficial interest in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund's shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. Only Class 2 shares of the Acquiring Fund will be issued in connection with the Reorganization. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccount that was invested in the Acquired Fund immediately before the Reorganization.
* As part of the Reorganization, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Acquired Fund account will be transferred to your new Acquiring Fund account. If you do not want your systematic transactions to continue, please contact your financial representative to make changes.
* Neither the Acquired Fund nor the Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.
* After the Reorganization has been completed, contract values that were allocated to subaccounts investing in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund. The Acquired Fund will be terminated.

                                        4
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND
Both the Acquired Fund and the Acquiring Fund:
* Are outstanding series of an open-end management investment company organized as a Delaware statutory trust.
* Have Allianz Investment Management LLC (the "Manager") as their investment adviser.
* Are subadvised by J.P. Morgan Investment Management Inc. (the "Subadviser").
* Have the same investment objective, principal investment strategies and principal investment risks.
* Have the same policies for buying and selling shares and the same exchange rights.
* Have the same distribution policies.
* Are available only to Contract Owners who allocate contract value to a subaccount that invests in the Funds.


COMPARISON OF INVESTMENT OBJECTIVES
The following table presents the investment objective, which is the same for both Funds.

 ACQUIRED FUND                  INVESTMENT OBJECTIVE                 ACQUIRING                 INVESTMENT OBJECTIVE
                                                                       FUND
 JPMORGAN LARGE    High total return from a portfolio of selected    JPMORGAN     High total return from a portfolio of selected
CAP EQUITY FUND                  equity securities                  U.S. EQUITY                 equity securities
                                                                       FUND

COMPARISON OF INVESTMENT STRATEGIES
Both Funds invest primarily in equity securities of large- and medium-capitalization U.S. companies. Both Funds are subadvised by J.P. Morgan Investment Management Inc. and share the same principal investment strategies.

PRINCIPAL INVESTMENT STRATEGIES OF BOTH FUNDS:

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund's Subadviser may moderately underweight or overweight sectors when it believes doing so will benefit performance.

Within each sector, the Fund focuses on those equity securities that the Subadviser considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the Subadviser seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the S&P 500 Index, the Subadviser seeks to limit the Fund's volatility to that of the overall market, as represented by this index.

Equity securities in which the Fund primarily invests include common stocks, depositary receipts, exchange-traded funds (ETFs), and real estate investment trusts (REITs). An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad market indexes, but also more specific indexes as well, including those relating to particular sectors, markets, regions, and industries. REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans relate to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate, or index, may be used as substitutes for securities in which the Fund can invest. The Subadviser may use futures contracts, options, swaps, and other derivatives as tools in the management of portfolio assets. The Subadviser may use derivatives to hedge various investments and for risk management.

In managing the Fund, the Subadviser employs a three-step process that combines research, valuation, and stock selection.

The Subadviser takes an in-depth look at company prospects over a relatively long period - often as much as five years - rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

                                        5
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

The research findings allow the Subadviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team's findings.

The Subadviser then buys and sells equity securities for the Fund according to its own policies, using the research and valuation rankings as a basis. In general, the Subadviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the subadviser often considers a number of other criteria:

* Catalysts that could trigger a rise in a stock's price;

* High potential reward compared to potential risk; and

* Temporary mispricings cause by apparent market overreactions.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

For temporary defensive purposes or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate, and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

COMPARISON OF INVESTMENT POLICIES
If shareholders of the Acquired Fund approve the Reorganization, they will be subject to the investment policies of the Acquiring Fund. Because the principal investment strategies of the Acquired Fund and the Acquiring Fund are the same, the Manager does not believe that the investment policies of the Funds will result in any material difference in the way the Funds are managed.

RISK FACTORS
Because the principal investment strategies of both Funds are the same, the principal investment risks of the Funds also are the same. Depending upon its assessment of changing market conditions, the Subadviser may emphasize particular asset classes or particular investments at any given time, which may change the risks associated with the Fund. The fact that a risk is not identified as a principal risk for a particular Fund does not mean that the Fund may not be subject to that risk. The Statement of Additional Information for the Acquiring Fund, which is incorporated by reference in this proxy statement/prospectus, contains detailed information on the Acquiring Fund's permitted investments and investment restrictions.

The principal risks of investing in the Acquired Fund and the Acquiring Fund are the same, as shown in the table below. A discussion of each of the various principal risks follows the table.

RISK                            JPMORGAN LARGE CAP EQUITY FUND JPMORGAN U.S. EQUITY FUND
                                       (ACQUIRED FUND)             (ACQUIRING FUND)
Issuer Risk                                   X                            X
Market Risk                                   X                            X
Selection Risk                                X                            X
Capitalization Risk                           X                            X
Value Stocks Risk                             X                            X
Foreign Risk                                  X                            X
Derivatives Risk                              X                            X
Real Estate Investment Risk                   X                            X
ETF and Investment Company Risk               X                            X
Portfolio Turnover                            X                            X


* ISSUER RISK: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's products or services.

                                        6
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

* MARKET RISK: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund's portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund's portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities.
* SELECTION RISK: The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund's assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.
* CAPITALIZATION RISK: To the extent the Fund invests significantly in small and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies' securities and the Fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. The value of some of the Fund's investments will rise and fall based on investor perception rather than economic factors.
* VALUE STOCKS RISK: The value style of investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations. These stocks may remain undervalued because value stocks, as a category, may lose favor with investors compared to other categories of stocks or because the valuations of these stocks do not improve in response to changing market or economic conditions.
* FOREIGN RISK: Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.


* DERIVATIVES RISK: The Fund may invest in derivatives. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The


                                        7
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
   counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to "cash settle") are not covered through ownership of the underlying security, financial instrument, or currency. The obligation to segregate assets may result in the Fund not achieving its objectives.


* REAL ESTATE INVESTMENTS RISK: The performance of real estate investments (REITs) depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.
* ETF AND INVESTMENT COMPANY RISK: The Fund may invest in ETFs or shares of open-end or closed-end investment companies, including single country funds. Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.
* PORTFOLIO TURNOVER: The Fund may actively and frequently trade its portfolio securities or may turn over a significant portion of its portfolio securities in a single year. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.


                                        8
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

PERFORMANCE
Performance information for the Funds is shown below.

The following bar charts and tables provide an indication of the risks of an investment in the Funds by showing changes in their performance from year to year and by showing how the Funds' average annual returns for one year, five years and since inception (as applicable) compare with those of a broad measure of market performance.

Both the bar charts and the tables assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Funds' performance would have been lower.

The performance of the Funds will vary from year to year. The Funds' performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Funds will perform in the future.

JPMORGAN LARGE CAP EQUITY FUND (ACQUIRED FUND)

[BAR CHART GRAPHIC 2002: -18.88%, 2003: 25.89%, 2004: 15.15%, 2005: 6.27%,
2006: 6.71%, 2007: -6.19%, 2008: -54.89]

* PRIOR TO JANUARY 26, 2009, THE FUND WAS SUBADVISED BY LEGG MASON CAPITAL MANAGEMENT, INC. AND WAS KNOWN AS THE AZL LEGG MASON VALUE FUND.

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q4, 2004) 15.90%
 Lowest (Q4, 2008)  -29.72%

AVERAGE ANNUAL TOTAL RETURNS

                                   INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 FIVE YEARS ENDED DECEMBER 31, 2008 SINCE INCEPTION
AZL JPMorgan Large Cap Equity Fund 11/5/2001             -54.89%                           -11.19%                   -7.48%
S&P 500{R} Index                                         -37.00%                            -2.19%                   -0.91%
Russell 1000 Index                                       -37.60%                            -2.04%                   -0.54%

The Fund's performance is compared to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500{R} Index") and the Russell 1000 Index. The
S&P 500{R} Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The Russell 1000 Index measures the performance of 1000 largest companies found in the Russell universe, which represents approximately

                                        9
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

92% of the total market capitalization of the Russell 3000 Index. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

JPMORGAN U.S. EQUITY FUND (ACQUIRING FUND) CLASS 2 SHARES

Performance information is presented for Class 2 shares only because there were no Class 1 shares outstanding during any of the periods shown.

[BAR CHART GRAPHIC 2005: 5.45%, 2006: 14.59%, 2007: 3.80%, 2008: -38.68%]

* PRIOR TO JANUARY 26, 2009, THE FUND WAS SUBADVISED BY OPPENHEIMERFUNDS, INC. AND WAS KNOWN AS THE AZL OPPENHEIMER MAIN STREET FUND.

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q4, 2006) 6.47%
 Lowest (Q4, 2008)  -22.09%

AVERAGE ANNUAL TOTAL RETURNS

                              INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
AZL JPMorgan U.S. Equity Fund 5/3/2004              -38.68%                  -3.79%
S&P 500{R} Index                                    -37.00%                  -2.56%

The Fund's performance for Class 2 shares is compared to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500{R} Index"). The S&P
500{R} Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in the index, although they can invest in the underlying securities.

                                        10
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

 TABLE A-1

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

FUND (inception date)              LAST 1 YEAR LAST 2 YEARS LAST 3 YEARS LAST 5 YEARS SINCE INCEPTION
AZL JPMorgan U.S. Equity Fund        -38.68%     -20.22%       -9.99%        N/A          -3.79%
(5/3/2004)
AZL JPMorgan Large Cap Equity Fund   -54.89%     -34.95%      -23.28%      -11.19%        -7.48%
(11/5/2001)

TAX CONSEQUENCES
If the separate accounts investing in the Funds and the Contracts are properly structured under the insurance company provisions of the federal tax law (as the Manager believes is the case), the Reorganization will not be a taxable event for Contract Owners who have a portion of their variable annuity contract allocated to the Funds, regardless of the tax status of the Reorganization.

As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from Dorsey & Whitney LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, shareholders (the separate accounts of Allianz Life and Allianz Life of New York) will not recognize taxable gain or loss as a result of the Reorganization.


As a result of the Reorganization, the Acquiring Fund will succeed to certain tax attributes of the Acquired Fund, except that the amount of an Acquired Fund's accumulated capital loss carry forwards (plus any net capital loss that the Acquired Fund sustains during its taxable year ending on the applicable Closing Date and any net unrealized built-in loss it has on that date) that the Acquiring Fund may use to offset capital gains it recognizes after its Reorganization, generally in the eight succeeding taxable years, may be subject to an annual limitation under Sections 382 and 383 of the Code.


For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."

                                        11
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

FEES AND EXPENSES

The following table describes the fees and expenses as of the end of the most recent fiscal year that you pay if you buy and hold shares of the Acquired Fund or shares of the Acquiring Fund. The table also shows estimated pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. The table does not reflect the expenses that apply to the subaccounts or the Contracts. Inclusion of these charges would increase expenses for all periods shown. The fees and expenses below exclude the costs of the Reorganization. See "Reasons for the Proposed Reorganization and Board Deliberations" for additional information concerning the allocation of the costs of the Reorganization.

TABLE A-2

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) The following table is based on fund assets as of December 31, 2008.


                   JPMORGAN LARGE CAP EQUITY FUND JPMORGAN U.S. EQUITY FUND   JPMORGAN U.S. EQUITY FUND - PRO FORMA WITH JPMORGAN
                          (ACQUIRED FUND)             (ACQUIRING FUND)                       LARGE CAP EQUITY FUND
Management Fee        0.75% (a)                      0.80% (a)(b)              0.80% (b)(c)
Distribution (12b-    0.25%                          0.25%                     0.25%
1) Fees (d)
Other Expenses        0.11%                          0.25%                     0.13%
Total Annual          1.11%                          1.30% (b)                 1.18% (b)
Operating Expenses
(e)


(a)The management fee rate is the contractual rate charged for the Fund's most recent fiscal year, which ended December 31, 2008.
(b)As of the date of this proxy statement/prospectus, the Manager is voluntarily reducing the management fee to 0.75%. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time. If the voluntary management fee reduction were reflected in the table, the Total Annual Fund Operating Expenses would be lower.
(c)The management fee rate shown reflects what the rate would be under the current management fee schedule for the Acquiring Fund based on the combined assets of the Funds for the fiscal year ended December 31, 2008.
(d)The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays Allianz Life Financial Services, LLC, the Fund's distributor, an annual fee of up to 0.25% of average daily net assets as payment for distributing its shares and providing shareholder services.


(e)The Manager and the Funds have entered into written contracts limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2010. If the expense reimbursement arrangement were reflected in the table, Annual Operating Expenses for the Acquiring Fund would be lower. Each Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of Other Expenses paid by the Manager provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. A Fund's ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that such reimbursements to the Manager are expected in the upcoming year, the amount of the reimbursements, if any, is included in the financial statements in the Fund's shareholder reports and is reflected in Other Expenses in the table above. Any obligations of the Acquired Fund to reimburse the Manager will not carry forward to the Acquiring Fund following the Reorganization.


EXAMPLE: Use the following tables to compare fees and expenses of the Funds to other investment companies. The tables illustrate the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. The tables also show pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been in effect for the periods shown. The tables do not reflect the effect of any fee or expense waivers. The tables also do not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.


FUND                                                                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
JPMorgan Large Cap Equity Fund (Acquired Fund)                              $113    $353    $612   $1,352
JPMorgan U.S. Equity Fund Class 2 (Acquiring Fund)                          $132    $412    $713   $1,568
JPMorgan U.S. Equity Fund - Pro Forma with JPMorgan Large Cap Equity Fund   $120    $375    $649   $1,432


                                        12
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THSE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.

THE REORGANIZATION

TERMS OF THE REORGANIZATION
The Board has approved the Plan, a copy of which is attached as Exhibit A. The Plan provides for the Reorganization on the following terms:
* The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Acquired Fund and the Acquiring Fund.
* The Acquired Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. These shares will immediately be distributed by the Acquired Fund to its shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. As a result, shareholders (the separate accounts) of the Acquired Fund will become shareholders of the Acquiring Fund. Contract values that were allocated to subaccounts invested in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund.
* Neither the Acquired Fund nor any Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.
* The net asset value of the Acquired Fund and the Acquiring Fund will be computed as of 3:00 p.m. Central time, on the closing date.
* After the Reorganization, the Acquired Fund will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION
The completion of the Reorganization is subject to certain conditions described in the Plan, including:
* The Acquired Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.
* The Funds will have received any approvals, consents, or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.
* An effective registration statement on Form N-14 will be on file with the SEC.
* The Contract Owners who are eligible to provide voting instructions for the meeting will have approved the Plan.
* The Acquired Fund will receive an opinion of tax counsel that the proposed Reorganization will be tax-free for the Acquired Fund and the Acquiring Fund and for the separate accounts that are the shareholders of the Acquired Fund.

TERMINATION OF THE PLAN
The Plan and the transactions contemplated by it may be terminated and abandoned by resolutions of the Board of Trustees of the Acquired Fund or the Acquiring Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Acquired Fund or the Acquiring Fund, or the trustees, officers, or shareholders of the Acquired Fund or the Acquiring Fund.

                                        13
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

TAX STATUS OF THE REORGANIZATION
The exchange of the Acquired Fund's assets for shares of the Acquiring Fund, and the subsequent distribution of those shares to the Acquired Fund shareholders and the liquidation of the Acquired Fund, are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Code. The Acquired Fund and the Acquiring Fund will receive an opinion of Dorsey & Whitney LLP, based in part on certain representations by the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   *  The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   * Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of Acquired Fund which are distributed by Acquired Fund prior to the Closing.
   * The tax basis of the Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund shares exchanged therefor.
   * The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which the Acquired Fund shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time.
   * The Acquired Fund will recognize no income, gain, or loss by reason of the Reorganization.
   * The Acquiring Fund will recognize no income, gain, or loss by reason of the Reorganization.
   * The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   * The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   * The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS
The Board believes that the proposed Reorganization will be advantageous to Acquired Fund shareholders based on its consideration of the following matters:
* TERMS AND CONDITIONS OF THE REORGANIZATION. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.
* TAX CONSEQUENCES. The Board considered the tax-free nature of the Reorganization.
* CONTINUITY OF INVESTMENT. The Board considered the compatibility of the Funds and the fact that the Acquired Fund and the Acquiring Fund have the same investment objectives, principal investment strategies and principal investment risks. The Board also took note of the fact that following the Reorganization, shareholders of the Acquired Fund will be invested in a Fund holding a portfolio whose characteristics are similar to those of the portfolio currently held by the Acquired Fund.


* EXPENSE RATIOS. The Board considered the relative expenses of the Funds. Based on contractual fees, expenses and fund assets as of December 31, 2008, the contractual expenses for the combined fund would be higher than expenses of the Acquired Fund. The Board considered that the contractual management fee of the Acquiring Fund is higher then that of the Acquired Fund, but also considered the effect of the Manager's voluntary management fee waiver, which reduces the Acquiring Fund's management fee by 0.05% but which the Manager may end at any time. The Board noted that both the Funds have the same Distribution (12b-1) Fees. The Board also considered an expense analysis based on fund assets as of April 30, 2009, which reflected both the investment manager's voluntary reduction of its management fee and a significant allocation of assets to the Acquiring Fund in the first week of May. The April 30 analysis indicated that the expenses of the combined fund (1.12%) would be slightly less than the expenses of the Acquired Fund (1.14%).

  The Board also considered the possibility that both higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows, or reduced outflows, may reduce the risk that, if net assets of the Acquired Fund fail to grow, or even diminish, the Acquired Fund's total expense ratio could rise from current levels as fixed expenses

                                        14
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
  become a larger percentage of net assets. The Board noted that both the Acquired Fund and the Acquiring Fund are subject to expense limitation agreements that will remain in place through at least April 30, 2010. The Board considered the fact that the Acquired Fund is currently operating with expenses below the cap contained in its expense limitation agreement; the Acquiring Fund is currently operating with expenses above the cap and receiving a fee waiver from the Manager. The Board considered the fact that following the reorganization, the combined fund will continue to be subject to reimbursements to the Manager for expenses of the Acquiring Fund previously waived by the Manager.


* ECONOMIES OF SCALE. The Board considered the advantage of combining Funds with the same investment objective and investment strategies. The Board believes that the combined Fund may have the opportunity to take advantage of the economies of scale associated with a larger fund. The combined Fund may have better prospects for growth than either Fund separately. For example, a larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Furthermore, as indicated above, fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis, may be reduced.
* COSTS. The Board noted that the Acquired Fund will bear the expenses of printing and mailing communications to the Contract Owners who beneficially owned its shares and that all other expenses of the Reorganization, including accounting, legal, and custodial expenses, and any costs related to repositioning of the Acquiring Fund's portfolio after the Reorganization, will be allocated equally between the Acquired Fund and the Acquiring Fund. The Board also noted that the estimated total reorganization costs, including repositioning costs, would be less than $0.01 per share of the combined Funds. The Board considered the Manager's analysis showing that the reduction in annual operating expenses for the Acquired Fund and the Acquiring Fund resulting from the Reorganization is likely to be greater than or equal to the expenses of the Reorganization to be borne by the Acquired Fund or Acquiring Fund, as the case may be.
* DILUTION. The Board considered the fact that the Reorganization will not dilute the interests of the current Contract Owners with contract values allocated to subaccounts investing in the Acquired Fund because it would be effected on the basis of the relative net asset value per share of the Acquired Fund and the Acquiring Fund, respectively. Thus, subaccounts holding shares of the Acquired Fund will receive shares of the Acquiring Fund equal in value to their shares in the Acquired Fund.
* PERFORMANCE AND OTHER FACTORS. The Board considered the relative performance records of the Funds. The Board took into account the better overall track record of the Acquiring Fund, when compared to the Acquired Fund, over the five years since the inception of the Acquiring Fund. While the Board was cognizant of the fact that an Acquiring Fund's past performance is no guarantee of its future results, and that returns for both Funds prior to January 26, 2009, were the result of investment choices by different subadvisors, it did recognize that the better overall track record of an Acquiring Fund could help attract more assets into the combined Funds and therefore could increase shareholder confidence in the combined Fund. The Board concluded that increased inflows, or reduced outflows, could lead to further economies of scale (see "Economies of Scale" above).
  The Board also considered the fact that the Funds have similar investment objectives and similar investment strategies. The Reorganization should allow for a concentrated selling effort, thereby potentially benefiting shareholders of the combined Funds. The Board further took into account the Manager's belief that the Acquired Fund, as a stand-alone Fund, was unlikely to experience significant growth in assets as a result of inflows.
* POTENTIAL EFFECTS ON THE MANAGER. The Board also considered the potential benefits from the Reorganization that could be realized by the Manager. The Board recognized that the potential benefits to the Manager consist principally of higher management fees, economies of scale and the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board also noted, however, that shareholders of the Acquired Fund will benefit over time from any long-term decrease in overall operating expense ratios resulting from the proposed Reorganization. The Board noted that the proposed Reorganization would affect the amount of management fees that the Manager retains after payment of the subadvisory fees. The table below assumes that the Reorganization has taken place and gives effect to the additional temporary reduction in management fees payable to Manager. See Table A-2 above for information concerning current management fees for both Funds and the voluntary reductions in management fees that are currently in effect.

                                        15
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

FUND                                                                    MANAGEMENT FEE RETAINED AFTER PAYMENT OF SUBADVISORY FEE(1)

JPMorgan Large Cap Equity Fund (Acquired Fund)                                                      0.30%
JPMorgan U.S. Equity Fund (Acquiring Fund)                                                          0.31%
   Weighted Average Before Reorganization                                                           0.31%
JPMORGAN U.S. EQUITY FUND - PRO FORMA WITH JPMORGAN LARGE CAP EQUITY                                0.33%
      FUND

 (1)Calculations are as of May 31, 2009, using monthly average assets under management for May 2009.


Each Trustee carefully considered the factors described above and evaluated the merits of the Reorganization in accordance with his or her own experience and business judgment. Although each Trustee independently formed his or her own judgment on the proposed Reorganization, the Board accepted the Manager's analysis that the Acquired Fund had not reached a size at which it could expect to realize economies of scale and that, in light of current market conditions and past performance of the Acquired Fund, it was not likely to reach such a size. The Board also accepted the Manager's analysis that the Acquiring Fund has better potential to reach a size to realize economies of scale due to the Acquiring Fund's better overall performance and because the Acquiring Fund can expect investments of assets from Allianz funds of funds (which invest in certain permitted underlying funds, such as the Acquiring Fund), while the Acquired Fund is not likely to receive such investments.

The Board carefully considered the analyses of Fund expense ratios, both as of December 31, 2008, which indicated that Acquired Fund expenses would increase following the Reorganization, and as of April 30, 2009, which indicated that Acquired Fund expenses would decrease. The Board accepted the Manager's judgment that the April 30 analysis more likely reflected the results of the Reorganization, although the Board recognized that nothing is guaranteed. The Board also carefully considered that the Reorganization would allow the Manager to retain more of its management fee after payment of subadvisory fees, but concluded that the expected benefits of the Reorganization to fund shareholders outweigh any benefit to the Manager.


BOARD DETERMINATIONS
After considering the factors described above and other relevant information at an in-person meeting held on June 10, 2009, the Board of Trustees of the Acquired Fund, including a majority of the independent Board members found that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquired Fund would not be diluted as a result of the Reorganization.

The Board of Trustees of the Acquiring Fund approved the Plan at the meeting held on June 10, 2009. Among other factors, the Board members considered the terms of the Plan, the provisions intended to avoid the dilution of Contract Owners' interests, and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquiring Fund will not be diluted as a result of the Reorganization.


RECOMMENDATION AND VOTE REQUIRED
The Board recommends that Contract Owners who are entitled to vote at the meeting approve the proposed Plan. Approval of the Plan requires the affirmative vote, in person or by proxy, of a majority of the voting power of the outstanding shares of the Fund on the record date, July 31, 2009. Each share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share held by a shareholder on the record date. If the Plan is not approved by the Acquired Fund, the Board will consider what further action should be taken.


If shareholder approval is obtained, the Reorganization is scheduled to be effective on or about October 23, 2009.

                                        16
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

SECTION B - PROXY VOTING AND SHAREHOLDER MEETING INFORMATION
REFERENCE TO THE "FUND" IN THIS SECTION IS A REFERENCE TO THE ACQUIRED FUND.


A special meeting of shareholders of the Acquired Funds will be held as specified in the Notice of Special Meeting that accompanies this proxy statement/prospectus. At the meeting, shareholders (the separate accounts) will vote their shares of the Acquired Funds. You have the right to instruct Allianz Life and Allianz Life of NY (together, "Allianz") on how to vote the shares of the Acquired Funds held under your Contract. Unless you plan to attend the Meeting and vote in person, your voting instructions must be received (by mail, phone or Internet) no later than 4:00 p.m. Central time on the day prior to the Meeting.


The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value, the Contract Owner is permitted to vote one Fund share. We count fractional votes. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposal described above. Allianz will vote any shares for which it does not receive a voting instruction form, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of shareholders could determine the outcome of any proposal.


For the Meeting to proceed, there must be a quorum. This means that at least 25% of a Fund's shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Funds, its presence at the Meeting in person or by proxy will meet the quorum requirement.



You may revoke your voting instructions up until 4:00 p.m. Central time on the day prior to the Meeting by giving written notice to Allianz prior to that time by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416,or by executing and returning to Allianz a voting instruction form with a later date. You may also attend the Meeting and vote in person. If you need a new voting instruction form, please call the Fund at 1-800-950-5872 ext. 35857, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "FOR" the proposal.

The Acquired Funds will pay all costs of solicitation, including the cost of preparing and mailing the Notice of a Special Meeting of shareholders and this proxy statement/prospectus to Contract Owners. Representatives of the Manager, without cost to the Fund, also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls.


DISSENTERS' RIGHTS OF APPRAISAL. There are no appraisal or dissenters' rights for shareholders of the Acquired Fund. Delaware law does not grant beneficiaries of statutory trusts who dissent from approval of the Reorganization the right to demand an appraisal for their interests and payment of their fair cash value. As a result, shareholders who object to the Reorganization do not have a right to demand a different payment for their shares of beneficial interest.

OTHER MATTERS. Management of the Fund anticipates that an election of Trustees and ratification of the auditors also will be conducted at the Meeting. You will receive a separate proxy statement containing information regarding these other matters if you are eligible to vote on them. Otherwise, management of the Fund knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

ADJOURNMENT. In the event that voting instructions received by the time scheduled for the meeting are not sufficient to approve the Reorganization, representatives of Allianz may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. Representatives of Allianz will vote in favor of adjournment. The Acquired Fund will pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient voting instructions have been received.

                                        17
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

SECTION C - CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION IN THIS SECTION REFERENCE TO THE "FUND" IS A REFERENCE TO THE ACQUIRING FUND AND THE ACQUIRED FUND.

This section contains the following information about the Funds:

TABLE   CONTENT

        (all information is shown for the fiscal year ended December 31, 2008, unless noted otherwise)

C-1 Actual and pro forma capitalization of the Acquired Fund and the Acquiring Fund

C-2     Actual and pro forma ownership of Fund shares

CAPITALIZATION

The following table shows the capitalization of the Funds at December 31, 2008, and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. ACTUAL AND PRO FORMA CAPITALIZATION OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS

FUND                                                                       NET ASSETS  NET ASSET VALUE SHARES OUTSTANDING
                                                                                          PER SHARE
JPMorgan Large Cap Equity Fund (Acquired Fund)*                           $59,494,856       $4.99          11,925,015
JPMorgan U.S. Equity Fund (Acquiring Fund)                                $63,202,876       $6.35           9,959,766
Adjustments**                                                               -$48,500         --            -2,557,158
JPMorgan U.S. Equity Fund - Pro Forma with                                $122,649,232      $6.35          19,327,623
JPMorgan Large Cap Equity Fund

* The number of Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date.

**The adjustment to net assets represents the impact as a result of the estimated Reorganization fees and expenses that will be paid by the Funds, and the adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.

                                        18
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund's outstanding shares at the record date. At the record date, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2. ACTUAL AND PRO FORMA OWNERSHIP OF FUND SHARES

FUND                                   5% OWNERS            PERCENT OF SHARES         PERCENT OF SHARES HELD FOLLOWING THE
                                                                   HELD                          REORGANIZATION
JPMorgan Large Cap Equity    Allianz Life Variable Account       96.41%                              N/A
Fund                                       B
JPMorgan U.S. Equity Fund    Allianz Life Variable Account       33.80%                           48.85%
                                           B
JPMorgan U.S. Equity Fund    AZL Fusion Growth                   29.79%                            22.63%
                             AZL Fusion Moderate                 23.21%                            17.63%
                             AZL Fusion Balanced                 11.29%                             8.57%



                                        19
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

EXHIBIT A -AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL JPMorgan Large Cap Equity Fund (the "Acquired Fund"), and the same statutory trust (in this role, the "Buying Trust") on behalf of its series, the AZL JPMorgan U.S. Equity Fund (the "Acquiring Fund").

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.

------------------------------------------------------------------
|          ACQUIRED FUND           |       ACQUIRING FUND        |
------------------------------------------------------------------
|AZL JPMorgan Large Cap Equity Fund|AZL JPMorgan U.S. Equity Fund|
------------------------------------------------------------------

In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the VIP Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.

4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.

                                       A-1
              The Allianz Variable Insurance Products Trust - Proxy
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

   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.

   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and
                                       A-2
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
      adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:
      (1)liabilities disclosed in the Acquired Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or

                                       A-3
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the

                                      A-4
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

      Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9. FURTHER CONDITIONS TO THE OBLIGATIONS OF THE BUYING TRUST AND THE SELLING TRUST. As a further condition to the obligations of the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund hereunder, the VIP Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received the opinion of Dorsey & Whitney LLP addressed to the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the VIP Trust on behalf of the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   a. The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   b. Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Closing.

                                      A-5
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

   c. The tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor.
   d. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shares were held as a capital asset at the Effective Time.
   e. The Acquired Fund will recognize no income, gain or loss by reason of the Reorganization.
   f. The Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization.
   g. The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   h. The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   i. The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.
   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of

                                      A-6
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
   any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

                                      A-7
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL JPMorgan Large Cap Equity Fund

By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL JPMorgan U.S. Equity Fund

By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

                                       A-8
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

--------------------------------------------------------------------------------
                                     PROXY 4
--------------------------------------------------------------------------------

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                        AZL[{R}] NACM International Fund
                 AZL[{R}] Schroder International Small Cap Fund

                             5701 Golden Hills Drive
                           Minneapolis, MN 55416-1297

Dear Allianz Life and Allianz Life of New York Variable Annuity Contract Owner:

The Board of Trustees of the AZL NACM International Fund and the AZL Schroder International Small Cap Fund (the "Acquired Funds"), each a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), is pleased to submit a proposal to reorganize the Acquired Funds into the AZL International Index Fund (the "Acquiring Fund"), which is another series of the VIP Trust.

As the owner of a variable annuity contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, you beneficially own shares of one or both of the Acquired Funds. Accordingly, we ask that you indicate whether you approve or disapprove of the proposed reorganization affecting your Fund(s) by submitting instructions on how to vote your beneficial shares by phone, internet, or mail.

The proposed reorganization is being undertaken for several reasons, including:
   o Reducing contractual management fees and overall expenses for shareholders of the Acquired Funds; and
   o Providing further economies of scale.

THE BOARD OF TRUSTEES OF THE VIP TRUST BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE ACQUIRED FUNDS AND THEIR SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL.

 The Board considered various factors in reviewing the proposed reorganization on behalf of the Acquired Funds' shareholders, including, but not limited to, the following:
   * The continuity of investments between the Acquired Funds and the Acquiring Fund.
   * The expectation that the reorganization will reduce expense ratios for the Funds and achieve other economies of scale.
   * The expectation that the reorganization will be tax-free.


If the proposal is approved, the Acquiring Fund will acquire all of the assets and assume all of the liabilities of the Acquired Funds in exchange for newly issued shares of the Acquiring Fund. These Acquiring Fund shares in turn will be distributed proportionately to the shareholders of each Acquired Fund in complete liquidation of the Acquired Funds. In order to accomplish the proposed reorganization, the Board of Trustees of the Acquired Funds submits for your approval an Agreement and Plan of Reorganization with respect to each of the Acquired Funds.


Whether or not you plan to attend the meeting, please review the enclosed voting instruction form. You may submit your instructions on voting the shares that you beneficially own by phone, internet, or mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the entire proxy statement/prospectus carefully before you vote.

Thank you for your prompt attention to this important matter.

                                       Sincerely,

                                       Jeffrey W. Kletti
                                       President

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         PROXY STATEMENT/PROSPECTUS Q&A

HERE IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR THE AZL NACM INTERNATIONAL FUND AND THE AZL SCHRODER INTERNATIONAL SMALL CAP FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS.

Q: WHY IS THE REORGANIZATION BEING PROPOSED?
   The reorganization is being proposed in an effort to reduce operating expenses for funds available to owners of variable annuity contracts issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York and to provide further economies of scale.

   Your Board of Trustees has determined that the reorganization is in the best interests of the Acquired Funds' shareholders and recommends that you vote FOR the reorganization.

Q: WILL THE EXPENSES OF THE FUND IN WHICH I PARTICIPATE INCREASE AS A RESULT OF
   THE REORGANIZATION?
   No. The total expense ratio for the Acquiring Fund following the reorganization is expected to be lower than the total expense ratio for each of the Acquired Funds prior to the reorganization.


   Although the Reorganization will lower fees and expenses for shareholders of the Acquired Funds, the pro forma fees and expenses of the combined fund, as of December 31, 2008, indicate an increase in the Other Expenses of the Acquiring Fund. This is a reflection of significant overdraft charges incurred by the Acquired Funds in 2008 as a result of extraordinary market volatility and fund redemptions in the latter half of the year. The market conditions which produced the Acquired Funds' overdraft charges have not reoccurred in 2009, and the Funds have not incurred significant overdraft charges in 2009. The Acquiring Fund is expected to benefit from the Reorganization over the longer-term due to greater economies of scale.


Q: WHO IS PAYING THE COSTS OF THE SHAREHOLDER MEETING AND THIS PROXY
   SOLICITATION?
   Contract owners who were beneficial owners of shares of the Acquired Funds on the record date will bear these costs.

Q: WILL I INCUR TAXES AS A RESULT OF THE REORGANIZATION?
   No. The reorganization is not expected to be a taxable event for contract owners. Please see the Tax Consequences discussion in the enclosed proxy statement/prospectus for additional information.

Q: IF APPROVED, WHEN WILL THE REORGANIZATION HAPPEN?
   If shareholders approve the reorganization, it will take place shortly after the shareholder meeting.

Q: IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES?
   No. Upon shareholder approval of the reorganization, the Acquired Fund shares that serve as a funding vehicle for benefits under your variable annuity contract automatically will be exchanged for shares of the Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Acquired Fund shares held by the shareholder immediately before the reorganization.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?
   After careful consideration, the Board recommends that you vote FOR the reorganization.

Q: HOW AND WHEN DO I VOTE?
   You can vote in one of four ways:
   - By mail with the enclosed voting instruction form
   - By telephone
   - By web site
   - In person at the meeting

   Please refer to the enclosed voting instruction form for the telephone number and internet address. Please vote as soon as possible by following the instructions on the voting instruction form.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?

   If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call toll free at 1-800-950-5872 ext. 37952.

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                             5701 GOLDEN HILLS DRIVE
                        MINNEAPOLIS, MINNESOTA 55416-1297

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 2009

                        AZL[{R}] NACM INTERNATIONAL FUND
                 AZL[{R}] SCHRODER INTERNATIONAL SMALL CAP FUND

A special meeting of the shareholders of the AZL NACM International Fund and the AZL Schroder International Small Cap Fund (each an "Acquired Fund" and, together, the "Acquired Funds") will be held at 10:00 a.m. on October 21, 2009, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota. At the meeting, shareholders of the respective Acquired Funds will consider the following proposals:

- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL NACM International Fund, which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), and the AZL International Index Fund (the "Acquiring Fund"), which is another series of the VIP Trust;
- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL Schroder International Small Cap Fund, also a series of the VIP Trust, and the Acquiring Fund; and
- Such other business as may properly come before the meeting, or any adjournment of the meeting.

Under both Plans, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of each Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Funds in complete liquidation of the Acquired Funds, and the assumption of the Acquired Funds' liabilities. Each Plan will be voted upon by the shareholders of the respective Acquired Fund voting separately.

The Acquired Funds issue and sell its shares to certain separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). The separate accounts hold shares of mutual funds, including the Acquired Funds, which serve as a funding vehicle for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Funds and are entitled to vote all of the shares of the Acquired Funds. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Funds in accordance with instructions given by the owners of variable annuity contracts for which the Funds serve as a funding vehicle. This Notice is being delivered to owners of variable annuity contracts who, by virtue of their ownership of the contracts, beneficially owned shares of the Acquired Funds on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Acquired Funds underlying their contracts.


Shareholders of record at the close of business on July 31, 2009, are entitled to vote at the meeting.


                                        By order of the Board of Directors

                                        Michael J. Radmer, Secretary
August 7, 2009


                       YOU CAN VOTE QUICKLY AND EASILY.

    PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.

                   PROXY STATEMENT/PROSPECTUS - AUGUST 7, 2009

                      ACQUIRED FUNDS                                        ACQUIRING FUND
       AZL[{R}] NACM International Fund                          AZL[{R}] International Index Fund
         ("NACM International Fund")                              ("International Index Fund")
AZL[{R}] Schroder International Small Cap Fund
    ("Schroder International Small Cap Fund")

This proxy statement/prospectus describes proposed Agreements and Plans of Reorganization (the "Plans") pursuant to which the outstanding shares of the NACM International Fund and the Schroder International Small Cap Fund, one or both of which currently serves as a funding vehicle for your variable annuity contract, (each an "Acquired Fund" and, together, the "Acquired Funds") would be exchanged for shares of the International Index Fund (the "Acquiring Fund"). Both the Acquiring Fund and the Acquired Funds (each a "Fund" and together the "Funds") are series of the Allianz Variable Insurance Products Trust (the "VIP Trust"). The address of the Funds is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. The phone number of the Funds is 877-833-7113.

         THE BOARD OF TRUSTEES OF THE VIP TRUST UNANIMOUSLY RECOMMENDS
                             APPROVAL OF THE PLANS.

THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials, and other information with the SEC (Investment Company Act file no. 811-09491). These reports, proxy materials, and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request e-mailed to publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

You should retain this proxy statement/prospectus for future reference. It sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Additional information is set forth in the Statement of Additional Information, dated the same date as this proxy statement/prospectus, relating to this proxy statement/prospectus. A current prospectus for the Acquiring Fund, which gives a detailed description of the Acquiring Fund's policies, strategies, and restrictions, accompanies this proxy statement/prospectus.

This proxy statement/prospectus was first mailed to contract owners on or about August 21, 2009.

WHERE TO GET MORE INFORMATION

FUND REPORTS:                                   THE ACQUIRING FUND:                          THE ACQUIRED FUND:
Prospectus dated April 27, 2009.                Accompanying, and incorporated by reference  Incorporated by reference into this into, this proxy statement/prospectus (cond  proxy statement/prospectus. For a
Annual report for the period ended December 31, ensed version dated August 7, 2009).         copy at no charge, call toll free
2008; and semi-annual report for the period     For a complete copy at no charge, call toll- 877-833-7113 or write to the
ended June 30, 2008.                            free 877-833-7113 or write to the address    address given below this table.
                                                given below this table.

              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

THIS PROXY STATEMENT/PROSPECTUS:

Statement of Additional Information dated  Incorporated by reference into this proxy statement/prospectus. For a copy at no charge,
the same date as this proxy                call toll-free 1-800-624-0197 or write to Allianz VIP Trust, Advisory Management, A3-825,
statement/prospectus. This document        5701 Golden Hills Drive, Minneapolis, MN 55416.
contains information about both the
Acquired Fund and the Acquiring Fund.
To ask questions about this proxy          Call toll free 1-800-950-5972 ext. 37952 or write to: Allianz VIP Trust, Advisory
statement/prospectus.                      Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ADDRESS: Allianz Variable Insurance Products Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ABOUT THE ACQUIRED AND ACQUIRING FUNDS

The Acquired Funds issue and sell shares to separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). These separate accounts hold shares of mutual funds, including the Acquired Funds, which serve as funding vehicles for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY (the "Contracts"). Each separate account has subaccounts that invest in the Acquired Funds and certain other mutual funds. Owners of the Contracts ("Contract Owners") allocate the value of their Contracts among these subaccounts. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Funds and are entitled to vote all of the shares of each Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Funds in accordance with instructions given by the Contract Owners who are eligible to vote at the meeting.

The Funds all are open-end management investment companies. If the Plans are approved, the shares of the Acquiring Fund will be distributed proportionately by each Acquired Fund to the holders of its shares in complete liquidation of the Acquired Funds. Each Acquired Fund shareholder would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of that shareholder's holdings in the Acquired Fund.

The following information summarizes the proposed reorganization of each of the Acquired Funds into the Acquiring Fund (the "Reorganization"). The Reorganization of each Acquired Fund into the Acquiring Fund is separate and distinct, and the shareholders of each Acquired Fund will vote separately on the Plan applicable to the Fund in which they are invested. The Reorganization will proceed with respect to any Acquired Fund approving it. Although they are separate, for ease of reference, the Reorganizations are discussed collectively in this proxy statement/prospectus.

                                       2
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

HOW THE REORGANIZATION WILL WORK

* Each Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Funds' liabilities.
* The Acquiring Fund will issue shares of beneficial interest to each Acquired Fund in an amount equal to the value of the assets that it receives from each Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Funds' shareholders (the separate accounts) in proportion to their holdings in the Acquired Funds. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Funds immediately before the Reorganization. You will not pay any sales charge in connection with this distribution of shares. If you already have an Acquiring Fund account, shares distributed in the Reorganization will be added to that account. As a result, when average cost is calculated for income tax purposes, the cost of the shares in the accounts you owned will be combined.

FUND INVESTMENT OBJECTIVES

The following table presents the investment objective for each of the Funds.

ACQUIRED FUND   INVESTMENT  ACQUIRING FUND                                   INVESTMENT OBJECTIVE
                OBJECTIVE
     NACM        Maximum    INTERNATIONAL  Match the performance of the Morgan Stanley Capital International Europe, Australasia and
INTERNATIONAL   long-term     INDEX FUND                             Far East Index as closely as possible
     FUND        capital
               appreciation
   SCHRODER     Long-term
INTERNATIONAL    capital
SMALL CAP FUND appreciation

                                       3
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

                               TABLE OF CONTENTS
SECTION A -- Proposal......................................................5
  PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization.....5
    SUMMARY................................................................5
      How the Reorganization Will Work.....................................5
      Comparison of the Acquired FundS and the Acquiring Fund..............6
      Comparison of Investment Objectives..................................6
      Comparison of Investment Strategies..................................6
      Comparison of Investment Policies....................................8
      Risk Factors.........................................................8
      Performance.........................................................12
      Tax Consequences....................................................14
  FEES AND EXPENSES.......................................................15
  THE REORGANIZATION......................................................16
    Terms of the Reorganization...........................................16
    Conditions to Closing the Reorganization..............................17
    Termination of the Plan...............................................17
    Tax Status of the Reorganization......................................17
    Reasons for the Proposed Reorganization and Board Deliberations.......18
    Boards' Determinations................................................19
    Recommendation and Vote Required......................................20
SECTION B - Proxy Voting and Shareholder Meeting Information..............21
SECTION C - Capitalization, Ownership of Fund Shares and Other Fund
      Information.........................................................22
EXHIBIT A - Agreement and Plan of Reorganization.........................A-1
EXHIBIT B - Agreement and Plan of Reorganization.........................B-1

The prospectus for the Acquiring Fund accompanies this proxy statement/prospectus.

                                       4
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

SECTION A -- PROPOSAL

PROPOSAL: APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY
This proxy statement/prospectus is being used by the Acquired Funds to solicit voting instructions for the proposals to approve the Plans providing for the Reorganization of the Acquired Funds into the Acquiring Fund. A form of each Plan is included as Exhibit A and Exhibit B.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus, exhibits and accompanying materials because they contain details that are not in this summary.

HOW THE REORGANIZATION WILL WORK
The following table shows the names of the Acquired Fund and the Acquiring Fund into which it will be merged.

----------------------------------------------------------------
|           ACQUIRED FUNDS            |     ACQUIRING FUND     |
----------------------------------------------------------------
|       NACM International Fund       |International Index Fund|
---------------------------------------
|Schroder International Small Cap Fund|                        |
----------------------------------------------------------------

* Each Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Funds' liabilities.
* The Acquiring Fund will issue shares of beneficial interest in an amount equal to the value of the assets that it receives from the Acquired Funds, less the liabilities it assumes. These shares will be distributed to the Acquired Funds' shareholders (the separate accounts) in proportion to their holdings in each Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Funds immediately before the Reorganization.
* As part of the Reorganization, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Acquired Fund accounts will be transferred to your new Acquiring Fund account. If you do not want your systematic transactions to continue, please contact your financial representative to make changes.
* Neither the Acquired Funds nor the Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Funds will pay any sales charge in connection with the Reorganization.
* After the Reorganization has been completed, contract values that were allocated to subaccounts investing in the Acquired Funds will be allocated to subaccounts investing in the Acquiring Fund. The Acquired Funds will be terminated.

                                       5
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

COMPARISON OF THE ACQUIRED FUNDS AND THE ACQUIRING FUND
The Acquired Funds and the Acquiring Fund:
* Are outstanding series of an open-end management investment company organized as a Delaware statutory trust.
* Have Allianz Investment Management LLC (the "Manager") as their investment adviser.
* Have the same policies for buying and selling shares and the same exchange rights.
* Have the same distribution policies.
* Are available only to Contract Owners who allocate contract value to a subaccount that invests in the Funds.


COMPARISON OF INVESTMENT OBJECTIVES
The following table presents the investment objectives for the Funds.

ACQUIRED FUND   INVESTMENT  ACQUIRING FUND                                   INVESTMENT OBJECTIVE
                OBJECTIVE
     NACM        Maximum    INTERNATIONAL  Match the performance of the Morgan Stanley Capital International Europe, Australasia and
INTERNATIONAL   long-term     INDEX FUND                             Far East Index as closely as possible
     FUND        capital
               appreciation
   SCHRODER     Long-term
INTERNATIONAL    capital
SMALL CAP FUND appreciation

COMPARISON OF INVESTMENT STRATEGIES
All of the Funds invest primarily in equity securities of companies located outside of the United States, emphasizing developed markets in Europe and the Pacific. The NACM International Fund invests primarily in companies located in the developed countries represented by the Morgan Stanley Capital International Europe Australasia Far East ("MSCI EAFE") Index, which is the same index that the International Index Fund seeks to match. Companies included in the MSCI EAFE Index are selected from among the larger-capitalization companies in these markets. Schroder International Small Cap Fund invests primarily in smaller-capitalization companies and also has a limited allocation to emerging markets.

The NACM International Fund is subadvised by Nicholas-Applegate Capital Management LLC, which is an affiliate of the Manager. Schroder International Small Cap Fund is subadvised by Schroder Investment Management North America Inc. The Acquiring Fund is subadvised by BlackRock Investment Management, LLC.

Detailed strategies for the Acquired Funds and the Acquiring Fund are set forth below:

PRINCIPAL INVESTMENT STRATEGIES FOR THE NACM INTERNATIONAL FUND (ACQUIRED FUND):

The Fund seeks to achieve its investment objective by investing primarily in companies located in the developed countries represented in the Fund's benchmark, the Morgan Stanley Capital International Europe Australasia Far East ("MSCI EAFE") Index.

In pursuit of the Fund's goal, the subadviser normally invests at least 75% of the Fund's net assets in equity securities. The Fund spreads its investments among countries, with at least 80% of its net assets invested in the securities of companies that are located outside the U.S. The Fund may invest up to 20% of its assets in U.S. companies.

The subadviser's "international systematic" investment approach uses a quantitative process to make individual security, industry sector, country, and currency selection decisions, and to integrate those decisions. The Fund's portfolio managers aim to exceed the returns of the benchmark through a strategy that combines dynamic quantitative factors with an actively managed stock selection process. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that will continually drive the Fund's portfolio toward new excess return opportunities.

The Fund may engage in frequent trading in order to achieve its investment objectives.

The Fund may utilize foreign currency exchange contracts, option, stock index futures contracts, and other derivative instruments.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate, and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

                                       6
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

PRINCIPAL INVESTMENT STRATEGIES FOR THE SCHRODER INTERNATIONAL SMALL CAP FUND (ACQUIRED FUND):

The Fund invests primarily in the equity securities of smaller companies located outside the United States.

The subadviser normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in small-capitalization companies (generally those with market capitalizations, based on the number of shares readily available in the market, of $3.5 billion or less at the time of investment) that it believes offer the potential for capital appreciation.

The subadviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors. These company-specific factors include the company's potential for long-term growth, financial condition, quality of management, and sensitivity to cyclical factors, as well as the relative value of the company's securities compared with those of other companies and the market as a whole. In selecting investments for the Fund, the subadviser considers, among other things, whether a company is likely to have above-average earnings growth, whether its securities are attractively valued, and whether the company has any proprietary advantages. The subadviser generally sells a security when its market price approaches the subadviser's estimate of fair value or when the subadviser identifies a significantly more attractive investment candidate.

The Fund generally emphasizes developed markets in Europe and the Pacific, with a limited allocation to emerging markets. Stocks of emerging-markets countries can be substantially more volatile and substantially less liquid than those of both U.S. and more developed foreign markets.

The Fund invests in companies that are smaller and less well-known than larger, more widely held companies. Small companies tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or they may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared with larger companies, and it may take longer for the prices of these securities to reflect the full value of their issuers' earnings potential or assets.

It is important to note that market capitalization ranges change over time, and interpretations of size vary. Therefore, there is no standard definition of "small-cap" and definitions may change over time and differ among different fund offerings.

Besides investing in stocks of foreign companies, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest in preferred stocks and closed-end investment companies that invest primarily in foreign securities. With preferred stocks, holders receive set dividends from the issuer; their claim on the issuer's income and assets ranks before that of common-stock holders, but after that of bondholders. The Fund may also invest in convertible securities and warrants. Convertible securities are corporate debt securities that may be converted at either a stated price or a stated rate into underlying shares of common stock. Warrants are securities that permit their owners to purchase a specific number of stock shares at a predetermined price in the future.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500{R} Index).
Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging, or magnifying, investment returns.

The Fund may enter into forward foreign currency exchange contracts, which are a type of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities use these contracts to guard against sudden, unfavorable changes in the U.S. dollar/foreign currency exchange rates. These contracts, however, will not prevent the Fund's securities from falling in value during foreign market downswings.

The Fund may temporarily depart from its normal investment policies, for instance, by allocating substantial assets to cash investments in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

                                       7
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

PRINCIPAL INVESTMENT STRATEGIES FOR THE INTERNATIONAL INDEX FUND (ACQUIRING
FUND):

The Fund employs a passive management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.

The MSCI EAFE Index is a market-weighted index composed of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger-capitalization companies in these markets. The weighting of the MSCI EAFE Index is based on the relative market capitalization of each of the countries in the MSCI EAFE Index.

The Fund does not necessarily invest in all of the securities in the MSCI EAFE Index, or in the same weightings as the securities have in the index. The Fund's subadviser chooses investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the securities chosen are similar to those of the MSCI EAFE Index as a whole.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

COMPARISON OF INVESTMENT POLICIES
If shareholders of the Acquired Funds approve the Reorganization, they will be subject to the investment policies of the Acquiring Fund. Other than as described herein, the Manager does not believe that the differences between the investment policies will result in any material difference in the way the Funds are managed.

NACM INTERNATIONAL FUND (ACQUIRED FUND) AND INTERNATIONAL INDEX FUND (ACQUIRING
FUND):

The Funds both invest primarily in companies located in the developed countries represented by the MSCI EAFE Index. However, the NACM International Fund aims to exceed the returns of the MSCI EAFE Index through a strategy that combines dynamic quantitative factors with an actively managed stock selection process. The International Index Fund, on the other hand, seeks not to exceed but to match the returns of the MSCI EAFE Index through a passive management approach, which generally will result in lower portfolio turnover and lower expenses related to portfolio transactions.

SCHRODER INTERNATIONAL SMALL CAP FUND (ACQUIRED FUND) AND INTERNATIONAL INDEX FUND (ACQUIRING FUND):

Schroder International Small Cap Fund and International Index Fund both invest primarily in equity securities of companies located outside of the United States, emphasizing developed markets in Europe and the Pacific. However, the Schroder International Small Cap Fund utilizes an actively managed stock selection process, invests primarily in smaller-capitalization companies, and maintains a limited allocation to emerging markets. The International Index Fund utilizes a passive management approach, invests primarily in larger-capitalization companies, and does not maintain a material allocation in emerging markets.

RISK FACTORS
The principal investment strategies of the Acquiring Fund are generally similar to the principal investment strategies of the Acquired Funds. Consequently, the Acquiring Fund has principal investment risks that are generally comparable to those of the Acquired Funds. Depending upon its assessment of changing market conditions, the subadviser of each Fund may emphasize particular asset classes or particular investments at any given time, which may change the risks associated with a Fund. The fact that a risk is not identified as a principal risk for a particular Fund does not mean that the Fund may not be subject to that risk. The Statement of Additional Information for the Acquiring Fund, which is incorporated by reference in this proxy statement/prospectus, contains detailed information on the Acquiring Fund's permitted investments and investment restrictions.

                                       8
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

The principal risks of investing in the Acquired Funds and the Acquiring Fund are shown in the table below. A discussion of each of the various principal risks follows the table.

RISK                        NACM INTERNATIONAL FUND SCHRODER INTERNATIONAL SMALL CAP FUND INTERNATIONAL INDEX FUND
                                (ACQUIRED FUND)                (ACQUIRED FUND)                (ACQUIRING FUND)
Market Risk                            X                              X                              X
Issuer Risk                            X                              X                              X
Selection Risk                         X                              X
Index Fund Risk                                                                                      X
Capitalization Risk                    X                              X
Convertible Securities Risk                                           X
Derivatives Risk                       X                              X                              X
Foreign Risk                           X                              X                              X
Emerging Markets Risk                                                 X
Liquidity Risk                         X                              X
Currency Risk                          X                              X                              X
Portfolio Turnover                     X
Country/Regional Risk                                                 X

* MARKET RISK: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund's portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund's portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities.
* ISSUER RISK: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's products or services.
* SELECTION RISK: The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund's assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.
* INDEX FUND RISK: The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. The correlation between the performance of the Fund and the performance of the index may be affected by the Fund's expenses, changes in securities markets, selection of certain securities for the portfolio to represent the index, changes in the composition of the index, and the timing of purchases and redemptions of Fund shares.
* CAPITALIZATION RISK: To the extent the Fund invests significantly in small and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies

                                       9
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
   tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies' securities and the Fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. The value of some of the Fund's investments will rise and fall based on investor perception rather than economic factors.
* CONVERTIBLE SECURITIES RISK: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise, and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.


* DERIVATIVES RISK: The Fund may invest in derivatives. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to "cash settle") are not covered through ownership of the underlying security, financial instrument, or currency. The obligation to segregate assets may result in the Fund not achieving its objectives.


* FOREIGN RISK: Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.
* EMERGING MARKETS RISK: In addition to the risks described under "Foreign Risk", issuers in emerging markets may present greater risk than investing in foreign issuers generally. Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.
* LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
* CURRENCY RISK: Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that

                                       10
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
   the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.
* PORTFOLIO TURNOVER: The Fund may actively and frequently trade its portfolio securities or may turn over a significant portion of its portfolio securities in a single year. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.
* COUNTRY/REGIONAL RISK: Local events, such as political upheaval, financial troubles, or natural disasters, may weaken a country's or a region's securities markets. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.


                                       11
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

PERFORMANCE
Performance information for the Funds is shown below.

The following bar charts and tables provide an indication of the risks of an investment in the Funds by showing changes in their performance from year to year and by showing how the Funds' average annual returns for one year, five years and since inception (as applicable) compare with those of a broad measure of market performance.

Both the bar charts and the tables assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Funds' performance would have been lower.

The performance of the Funds will vary from year to year. The Funds' performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Funds will perform in the future.


NACM INTERNATIONAL FUND (ACQUIRED FUND)

[BAR CHART GRAPHIC 2008: -44.91%]

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q2, 2008) -0.70%
 Lowest (Q3, 2008)  -23.06%

AVERAGE ANNUAL TOTAL RETURNS

                            INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
AZL NACM International Fund 5/1/2007              -44.91%                  -31.86%
MSCI EAFE Index                                   -43.38%                  -27.77%

The Fund's performance is compared to the Morgan Stanley Capital International, Europe, Australasia and Far East ("MSCI EAFE") Index, an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

                                       12
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

SCHRODER INTERNATIONAL SMALL CAP FUND (ACQUIRED FUND)

[BAR CHART GRAPHIC 2008: -45.58%]

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q2, 2008) -3.27%
 Lowest (Q4, 2008)  -21.64%

AVERAGE ANNUAL TOTAL RETURNS

                                                 INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
AZL Schroder International Small Cap Fund        5/1/2007              -45.58%                  -33.34%
S&P/Citigroup Extended Markets EuroPacific Index                       -46.86%                  -33.63%

The Fund's performance is compared to the S&P/Citigroup Extended Market Euro-Pacific ("EMIEPAC") Index, an unmanaged global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the U.S. and Canada. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.


                                       13
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

INTERNATIONAL INDEX FUND (ACQUIRING FUND)

THE INTERNATIONAL INDEX FUND COMMENCED OPERATIONS APRIL 27, 2009. THEREFORE, THE PERFORMANCE BAR CHART AND TABLE ARE NOT PRESENTED BECAUSE THE FUND HAS NOT HAD A FULL CALENDAR YEAR OF OPERATIONS.

 TABLE A-1

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

-----------------------------------------------------------------------
|FUND (inception date)                    |LAST 1 YEAR|SINCE INCEPTION|
-----------------------------------------------------------------------
|AZL NACM International Fund              |  -44.91%  |    -31.86%    |
|(5/1/2007)                               |           |               |
-----------------------------------------------------------------------
|AZL Schroder International Small Cap Fund|  -45.58%  |    -33.34%    |
|(5/1/2007)                               |           |               |
-----------------------------------------------------------------------
|AZL International Index Fund             |    N/A    |      N/A      |
|(4/272009)                               |           |               |
-----------------------------------------------------------------------

TAX CONSEQUENCES
If the separate accounts investing in the Funds and the Contracts are properly structured under the insurance company provisions of the federal tax law (as the Manager believes is the case), the Reorganization will not be a taxable event for Contract Owners who have a portion of their variable annuity contract allocated to the Funds, regardless of the tax status of the Reorganization.

As a condition to the closing of each Reorganization, the Acquired Funds and the Acquiring Fund will receive an opinion from Dorsey & Whitney LLP to the effect that each Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, shareholders (the separate accounts of Allianz Life and Allianz Life of New York) will not recognize taxable gain or loss as a result of the Reorganization.


As a result of the Reorganization, the Acquiring Fund will succeed to certain tax attributes of the Acquired Funds, except that the amount of an Acquired Fund's accumulated capital loss carry forwards (plus any net capital loss that the Acquired Fund sustains during its taxable year ending on the applicable Closing Date and any net unrealized built-in loss it has on that date) that the Acquiring Fund may use to offset capital gains it recognizes after its Reorganization, generally in the eight succeeding taxable years, may be subject to an annual limitation under Sections 382 and 383 of the Code.


For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."

                                       14
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

FEES AND EXPENSES
The following table describes the fees and expenses as of the end of the most recent fiscal year that you pay if you buy and hold shares of the Acquired Funds or shares of the Acquiring Fund. The table also shows estimated pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. The table does not reflect the expenses that apply to the subaccounts or the Contracts. Inclusion of these charges would increase expenses for all periods shown. The fees and expenses below exclude the costs of the Reorganization. See "Reasons for the Proposed Reorganization and Board Deliberations" for additional information concerning the allocation of the costs of the Reorganization.

TABLE A-2

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

The following tables are based on fund assets as of December 31, 2008.


                                NACM INTERNATIONAL FUND SCHRODER INTERNATIONAL SMALL CAP FUND  INTERNATIONAL INDEX FUND (ACQUIRING
                                    (ACQUIRED FUND)                (ACQUIRED FUND)                            FUND)
Management Fee                     0.85% (a)               1.00% (a)                             0.35% (b)
Distribution (12b-1) Fees (d)      0.25%                   0.25%                                 0.25%
Other Expenses                     0.41%                   0.30%                                 0.10%
Total Annual Operating Expenses    1.51%                   1.55%                                 0.70%
(f)


                INTERNATIONAL INDEX FUND - PRO        INTERNATIONAL INDEX FUND - PRO FORMA WITH     INTERNATIONAL INDEX FUND - PRO
              FORMA WITH NACM INTERNATIONAL FUND        SCHRODER INTERNATIONAL SMALL CAP FUND       FORMA WITH BOTH ACQUIRED FUNDS
Management       0.35%                               0.35%                                             0.35%
Fee (c)
Distribution     0.25%                               0.25%                                             0.25%
(12b-1) Fees
(d)
Other            0.28%                               0.20%                                             0.24%
Expenses (e)
Total Annual     0.88%                               0.80%                                             0.84%
Operating
Expenses (f)

(a)The management fee rate is the contractual rate charged for the Fund's most recent fiscal year, which ended December 31, 2008.
(b)The International Index Fund commenced operations on April 27, 2009, and did not have any net assets or shares outstanding at December 31, 2008. The management fee rate shown therefore reflects what the rate would be under the current management fee schedule for the Acquiring Fund.
(c)The management fee rate shown reflects what the rate would be under the current management fee schedule for the Acquiring Fund based on pro forma combined assets for the fiscal year ended December 31, 2008.
(d)The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays Allianz Life Financial Services, LLC, the Fund's distributor, an annual fee of up to 0.25% of average daily net assets as payment for distributing its shares and providing shareholder services.
(e)Pro forma Other Expenses are higher than Other Expenses of the Acquiring Fund prior to the Reorganization, but lower than the Other Expenses of the Acquired Funds. This increase in pro forma Other Expenses is a reflection of significant overdraft charges incurred by the Acquired Funds in 2008 as a result of extraordinary market volatility and fund redemptions in the latter half of the year. The market conditions which produced the Acquired Funds' overdraft charges have not reoccurred in 2009, and the Funds have not incurred significant overdraft charges in 2009.
(f)The Manager and each Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.45% for NACM International Fund, 1.65% for Schroder International Small Cap Fund, and 0.70% for International Index Fund through April 30, 2010. If the expense reimbursement arrangement were reflected in the table, the pro forma Annual Operating Expenses would be lower. The Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of Other Expenses paid by the Manager provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that such reimbursements to the Manager are expected in the upcoming year, the amount of the reimbursements, if any, is included in the financial statements in the Fund's shareholder reports and is reflected in Other Expenses in the table above. Any obligations of an Acquired Fund to reimburse the Manager will not carry forward to the Acquiring Fund following the Reorganization.


                                       15
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

EXAMPLE: Use the following tables to compare fees and expenses of the Funds to other investment companies. The tables illustrate the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. The tables also show pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been in effect for the periods shown. The tables do not reflect the effect of any fee or expense waivers. The tables also do not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.


FUND                                                                            1 YEAR 3 YEARS 5 YEARS 10 YEARS
NACM International Fund (Acquired Fund)                                           $154    $477    $824   $1,802
Schroder International Small Cap Fund (Acquired Fund)                             $158    $490    $845   $1,845
International Index Fund (Acquiring Fund)                                          $72    $224    $390     $871
PRO FORMA
International Index Fund - Pro Forma with NACM International Fund                  $90    $281    $488   $1,084
International Index Fund - Pro Forma with Schroder International Small Cap Fund    $82    $255    $444     $990
International Index Fund - Pro Forma with Both Acquired Funds                      $86    $268    $466   $1,037


THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THSE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.

THE REORGANIZATION

TERMS OF THE REORGANIZATION
The Board has approved the Plans, a copy of each of which is attached as Exhibit A and Exhibit B. The Plans provide for the Reorganization on the following terms:
* The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by an Acquired Fund and the Acquiring Fund.
* The Acquired Funds will transfer all of their assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume the Acquired Funds' liabilities.
* The Acquiring Fund will issue shares to each Acquired Fund in an amount equal to the value of the assets that it receives from each Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. These shares will immediately be distributed by the Acquired Funds to their shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. As a result, shareholders (the separate accounts) of the Acquired Funds will become shareholders of the Acquiring Fund. Contract values that were allocated to subaccounts invested in the Acquired Funds will be allocated to subaccounts investing in the Acquiring Fund.
* Neither the Acquired Funds nor any Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Funds will pay any sales charge in connection with the Reorganization.
* The net asset value of the Acquired Funds and the Acquiring Fund will be computed as of 3:00 p.m. Central time, on the closing date.
* After the Reorganization, the Acquired Funds will be terminated.

                                       16
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

CONDITIONS TO CLOSING THE REORGANIZATION
The completion of the Reorganization for each Acquired Fund is subject to certain conditions described in the Plans, including:
* Each Acquired Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.
* The Funds will have received any approvals, consents, or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.
* An effective registration statement on Form N-14 will be on file with the SEC.
* The Contract Owners of each Acquired Fund who are eligible to provide voting instructions for the meeting will have approved the respective Plans.
* The Acquired Funds will receive an opinion of tax counsel that the proposed Reorganization will be tax-free for the Acquired Funds and the Acquiring Fund and for the separate accounts that are the shareholders of the Acquired Funds.

TERMINATION OF THE PLAN
The Plans and the transactions contemplated by them may be terminated and abandoned by resolutions of the Board of Trustees of the Acquired Funds or the Acquiring Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Acquired Funds or the Acquiring Fund, or the trustees, officers, or shareholders of the Acquired Funds or the Acquiring Fund.


TAX STATUS OF THE REORGANIZATION
For federal income tax purposes, the transfer of the assets of each Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of the Acquiring Fund shares to shareholders of each Acquired Fund is treated as a separate reorganization. The discussion below applies to each Reorganization.
The exchange of the Acquired Funds' assets for shares of the Acquiring Fund, and the subsequent distribution of those shares to shareholders of the Acquired Funds and the liquidation of the Acquired Funds, are intended to qualify for federal income tax purposes as tax-free reorganizations under Section 368(a)(1) of the Code. The Acquired Funds and the Acquiring Fund will receive an opinion of Dorsey & Whitney LLP, based in part on certain representations by the VIP Trust on behalf of the Acquired Funds and the Acquiring Fund, substantially to the effect that:
   *  Each Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and each of the Acquired Funds will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.


   * Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of each Acquired Fund which are distributed by Acquired Fund prior to the Closing.
   * The tax basis of the Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund shares exchanged therefor.
   * The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which the Acquired Fund shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time.
   * The Acquired Funds will recognize no income, gain, or loss by reason of the Reorganization.
   * The Acquiring Fund will recognize no income, gain, or loss by reason of the Reorganization.
   * The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Funds as of the Effective Time.
   * The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Funds.
   * The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Funds as of the Effective Time.

                                       17
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS
The Board believes that the proposed Reorganization will be advantageous to shareholders of the Acquired Funds based on its consideration of the following matters:
* TERMS AND CONDITIONS OF THE REORGANIZATION. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.
* TAX CONSEQUENCES. The Board considered the tax-free nature of the Reorganization.
* CONTINUITY OF INVESTMENT. The Board considered the compatibility of the Funds and the degree of similarity between the investment objectives and the principal investment strategies for the Acquired Funds and the Acquiring Fund. The Board considered the fact that the Acquired Funds and the Acquiring Fund have generally similar investment objectives and, except as described in this proxy statement, investment strategies and policies that also are generally similar. The Board also took note of the fact that following the Reorganization, shareholders of the Acquired Funds will be invested in a Fund holding a portfolio whose characteristics are similar to those of the portfolio currently held by the Acquired Funds, except as described in this proxy statement.
* EXPENSE RATIOS. The Board considered the relative expenses of the Funds. The total operating expense ratio for the Acquiring Fund is lower than the total operating expense ratio for each of the Acquired Funds as of the end of the Acquired Funds' most recent fiscal year. The contractual management fee for the Acquiring Fund is lower than for the Acquired Funds, and the contractual management fees for all of the Funds do not include any breakpoints. The Funds all have the same Distribution (12b-1) Fees. The Acquiring Fund's Other Expenses are lower than those for the Acquired Funds. In sum, shareholders of the Acquired Funds may expect to incur lower overall fund expenses following the Reorganization.


  The Board recognized that the pro forma fees and expenses of the combined fund, as of December 31, 2008, indicate an increase in the Other Expenses of the Acquiring Fund. The Board recognized, however, that this increase in pro forma Other Expenses is a reflection of significant overdraft charges incurred by the Acquired Funds in 2008 as a result of extraordinary market volatility and fund redemptions in the latter half of the year, that the market conditions which produced the Acquired Funds' overdraft charges have not reoccurred in 2009, and that the Funds have not incurred significant overdraft charges in 2009. The Board therefore accepted the Manager's analysis that the Acquiring Fund would benefit from the Reorganization over the longer-term due to greater economies of scale.

  The Board also considered the possibility that both higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows, or reduced outflows, may reduce the risk that, if net assets of the Acquired Funds fail to grow, or even diminish, the Acquired Funds' total expense ratios could rise from current levels as fixed expenses become a larger percentage of net assets. The Board noted that all of the Funds are subject to expense limitation agreements that will remain in place through at least April 30, 2010. The Board considered the fact that all of the Funds currently are operating with expenses below the caps contained in their respective expense limitation agreements and that the Acquiring Fund is not subject currently to reimbursements to the Manager for expenses previously waived by the Manager. The Board recognized that following the Reorganization total fund operating expenses of the combined Fund are expected to exceed the caps contained in the Acquiring Fund's expense limitation agreement. The Board recognized that the Acquiring Fund will be obligated to reimburse the Manager for any expenses waived by the Manager under that agreement.


* ECONOMIES OF SCALE. The Board considered the advantage of combining Funds with similar investment objectives and investment strategies. The Board believes that the combined Fund may have the opportunity to take advantage of the economies of scale associated with a larger fund. The combined Fund may have better prospects for growth than any of the Funds separately. For example, a larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Furthermore, as indicated above, fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis, may be reduced.
* COSTS. The Board noted that the Acquired Funds each will bear the expenses of printing and mailing communications to the Contract Owners who beneficially owned its shares and that all other expenses of the Reorganization, including accounting, legal, and custodial expenses, and any costs related to repositioning of the Acquiring Funds' portfolios after the Reorganization, will be allocated equally among the Acquired Funds and the Acquiring Fund. The Board also noted that the estimated total reorganization costs, including repositioning costs, would be less than $0.01 per share of the combined Fund. The Board considered the Manager's analysis showing that the reduction in annual operating expenses for the Acquired Funds and the Acquiring Fund resulting from the Reorganization is likely to be greater than or equal to the expenses of the Reorganization to be borne by the Acquired Funds or Acquiring Fund, as the case may be.

                                       18
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

* DILUTION. The Board considered the fact that the Reorganization will not dilute the interests of the current Contract Owners with contract values allocated to subaccounts investing in the Acquired Funds because it would be effected on the basis of the relative net asset value per share of the Acquired Funds and the Acquiring Fund, respectively. Thus, subaccounts holding shares of the Acquired Funds will receive shares of the Acquiring Fund equal in value to their shares in the Acquired Funds.
* PERFORMANCE AND OTHER FACTORS. The Board considered the relative performance records of the Funds. The Board noted that none of the Funds have accumulated any significant track record. The Acquiring Fund commenced operations only this year, and both of the Acquired Funds have been in existence only since May 1, 2007. Therefore, the Board also considered the overall track record of the Acquiring Fund's subadviser, BlackRock Investment Management, LLC, in managing other funds with similar investment objectives and strategies. Although the Board was cognizant of the fact that an investment subadviser's past performance is no guarantee of its future results, the Board did recognize that the overall track record of the Acquiring Fund's subadviser could help attract more assets and increase shareholder confidence in the combined Fund. The Board concluded that increased inflows, or reduced outflows, could lead to further economies of scale (see "Economies of Scale" above).
  The Board also considered the fact that the Funds have generally similar investment objectives and investment strategies. The Reorganization should allow for a concentrated selling effort, thereby potentially benefiting shareholders of the combined Funds. The Board further took into account the Manager's belief that the Acquired Funds, as stand-alone Funds, were unlikely to experience significant growth in assets as a result of inflows.
* POTENTIAL EFFECTS ON THE MANAGER. The Board considered the potential benefits from the Reorganization that could be realized by the Manager. The Board recognized that the potential benefits to the Manager consist principally of economies of scale and the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board noted, however, that shareholders of the Acquired Funds will benefit over time from any long-term decrease in overall operating expense ratios resulting from the proposed Reorganization. The Board noted that the proposed Reorganization would affect the amount of management fees that the Manager retains after payment of the subadvisory fees. The table below assumes that the Reorganization has taken place. See Table A-2 above for information concerning current management fees for Funds.

FUND                                                     MANAGEMENT FEE RETAINED AFTER PAYMENT OF SUBADVISORY FEE (1)
NACM International Fund (Acquired Fund)                                             0.30%
Schroder International Small Cap Fund (Acquired Fund)                               0.25%
International Index Fund (Acquiring Fund)                                           0.27%
   Weighted Average Before Reorganization                                           0.27%
INTERNATIONAL INDEX FUND - PRO FORMA WITH ACQUIRED FUNDS                            0.27%

 (1)Calculations are as of May 31, 2009, using monthly average assets under management for May 2009.


Each Trustee carefully considered the factors described above and evaluated the merits of the Reorganization in accordance with his or her own experience and business judgment. Although each Trustee independently formed his or her own judgment on the proposed Reorganization, the Board accepted the Manager's analysis that the Acquired Funds had not reached a size at which they could expect to realize economies of scale and that, in light of current market conditions, they were not likely to reach such a size. The Board also accepted the Manager's analysis that the Acquiring Fund has better potential to reach a size to realize economies of scale due primarily to the fact that the Acquiring Fund can expect investments of assets from Allianz funds of funds (which invest in certain permitted underlying funds, such as the Acquiring Fund), while the Acquired Funds are not likely to receive such investments. The Board also accepted the Manager's analysis that the shareholders of the Acquired Funds would benefit from the Reorganization through lower management fees and overall fund expenses.


BOARD DETERMINATIONS
After considering the factors described above and other relevant information at an in-person meeting held on June 10, 2009, the Board of Trustees of each of the Acquired Funds, including a majority of the independent Board members found that participation in the Reorganization is in the best interests of the Acquired Funds and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquired Funds would not be diluted as a result of the Reorganization.

The Board of Trustees of the Acquiring Fund approved the Plans at the meeting held on June 10, 2009. Among other factors, the Board members considered the terms of the Plans, the provisions intended to avoid the dilution of Contract

                                       19
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

Owners' interests, and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquiring Fund will not be diluted as a result of the Reorganization.


RECOMMENDATION AND VOTE REQUIRED
The Board recommends that Contract Owners who are entitled to vote at the meeting approve the proposed Plans. Approval of each Plan requires the affirmative vote, in person or by proxy, of a majority of the voting power of the outstanding shares of the respective Acquired Fund as the record date, July 31, 2009. Shareholders of each Acquired Fund will vote separately on the Plan applicable the Acquired Fund in which they are invested. Each share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share held by a shareholder on the record date. If the Plan is not approved by an Acquired Fund, the Board will consider what further action should be taken. The Reorganization will proceed with respect to any Acquired Fund approving it, even if the other Acquired Fund does not.


If shareholder approval is obtained, the Reorganization is scheduled to be effective on or about October 21, 2009.

                                      20
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

SECTION B - PROXY VOTING AND SHAREHOLDER MEETING INFORMATION
REFERENCE TO THE "FUND" IN THIS SECTION IS A REFERENCE TO THE ACQUIRED FUND.


A special meeting of shareholders of the Acquired Funds will be held as specified in the Notice of Special Meeting that accompanies this proxy statement/prospectus. At the meeting, shareholders (the separate accounts) will vote their shares of the Acquired Funds. You have the right to instruct Allianz Life and Allianz Life of NY (together, "Allianz") on how to vote the shares of the Acquired Funds held under your Contract. Unless you plan to attend the Meeting and vote in person, your voting instructions must be received (by mail, phone or Internet) no later than 4:00 p.m. Central time on the day prior to the Meeting.


The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value, the Contract Owner is permitted to vote one Fund share. We count fractional votes. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposal described above. Allianz will vote any shares for which it does not receive a voting instruction form, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of shareholders could determine the outcome of any proposal.

For the Meeting to proceed, there must be a quorum. This means that at least 25% of a Fund's shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Funds, its presence at the Meeting in person or by proxy will meet the quorum requirement.


You may revoke your voting instructions up until 4:00 p.m. Central time on the day prior to the Meeting by giving written notice to Allianz prior to that time by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416,or by executing and returning to Allianz a voting instruction form with a later date. You may also attend the Meeting and vote in person. If you need a new voting instruction form, please call the Fund at 1-800-950-5872 ext. 35857, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "FOR" the proposal.


The Acquired Funds will pay all costs of solicitation, including the cost of preparing and mailing the Notice of a Special Meeting of shareholders and this proxy statement/prospectus to Contract Owners. Representatives of the Manager, without cost to the Fund, also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls.

DISSENTERS' RIGHTS OF APPRAISAL. There are no appraisal or dissenters' rights for shareholders of the Acquired Funds. Delaware law does not grant beneficiaries of statutory trusts who dissent from approval of the Reorganization the right to demand an appraisal for their interests and payment of their fair cash value. As a result, shareholders who object to the Reorganization do not have a right to demand a different payment for their shares of beneficial interest.

OTHER MATTERS. Management of the Funds anticipates that an election of Trustees and ratification of the auditors also will be conducted at the Meeting. You will receive a separate proxy statement containing information regarding these other matters if you are eligible to vote on them. Otherwise, management of the Funds knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

ADJOURNMENT. In the event that voting instructions received by the time scheduled for the meeting are not sufficient to approve the Reorganization, representatives of Allianz may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. Representatives of Allianz will vote in favor of adjournment. The Acquired Funds will pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient voting instructions have been received.

                                      21
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

SECTION C - CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION IN THIS SECTION REFERENCE TO THE "FUND" IS A REFERENCE TO THE ACQUIRING FUND AND THE ACQUIRED FUNDS.

This section contains the following information about the Funds:

TABLE   CONTENT
        (all information is shown for the fiscal year ended December 31, 2008, unless noted otherwise)

C-1 Actual and pro forma capitalization of the Acquired Fund and the Acquiring Fund

C-2     Actual and pro forma ownership of Fund shares

CAPITALIZATION

The following table shows the capitalization of the Funds at December 31, 2008, and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. ACTUAL AND PRO FORMA CAPITALIZATION OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS


FUND                                                    NET ASSETS  NET ASSET VALUE SHARES OUTSTANDING
                                                                       PER SHARE
NACM International Fund (Acquired Fund)*               $55,950,463       $5.12         10,925, 213
Schroder International Small Cap Fund (Acquired Fund)* $58,270,402       $4.97          11,719,903
International Index Fund (Acquiring Fund)**                N/A          $10.00             N/A
INTERNATIONAL INDEX FUND - PRO FORMA WITH NACM INTERNATIONAL FUND
Adjustments ***                                          -$41,637         --            -5,334,330
Pro Forma                                              $55,908,826      $10.00          5,590,883
INTERNATIONAL INDEX FUND - PRO FORMA WITH SCHRODER INTERNATIONAL SMALL CAP FUND
Adjustments ***                                          -$43,363         --            -5,897,199
Pro Forma                                              $58,227,039      $10.00          5,822,704
INTERNATIONAL INDEX FUND - PRO FORMA WITH BOTH ACQUIRED FUNDS
Adjustments ***                                          -$85,000         --           -11,231,529
Pro Forma                                              $114,135,865     $10.00          11,413,587


* The number of Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date.

**The International Index Fund commenced operations April 27, 2009, and did not have any net assets at December 31, 2008.

***The adjustment to net assets represents the impact as a result of the estimated Reorganization fees and expenses that will be paid by the Funds, and the adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.


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

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund's outstanding shares at the record date. At the record date, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2. ACTUAL AND PRO FORMA OWNERSHIP OF FUND SHARES

FUND                                        5% OWNERS            PERCENT OF SHARES        PERCENT OF SHARES HELD FOLLOWING THE
                                                                       HELD                          REORGANIZATION
---------------------------------------- ------------------------------ ------------------------ ------------------------
NACM International Fund                      Allianz Life Variable
                                                   Account B                    91.78%                     N/A
                                             Allianz Life Variable               8.22%                     N/A
                                                   Account C
Schroder International Small Cap Fund        Allianz Life Variable              94.74%                     N/A
                                                   Account B
                                             Allianz Life Variable               5.26%                     N/A
                                                   Account C
International Index Fund                     Allianz Life Variable               0.00%                   25.87%
                                                   Account B
                                               AZL Fusion Growth                39.22%                   28.41%
                                              AZL Fusion Moderate               31.68%                   22.95%
                                              AZL Fusion Balanced               17.79%                   12.88%
                                          AZL Balanced Index Strategy            5.14%                    3.72%
                                          AZL Moderate Index Strategy            6.17%                    4.47%

                                      23
              The Allianz Variable Insurance Products Trust - Proxy
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

EXHIBIT A -AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL NACM International Fund (the "Acquired Fund"), and the same statutory trust (in this role, the "Buying Trust") on behalf of its series, the AZL International Index Fund (the "Acquiring Fund").

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.

----------------------------------------------------------
|       ACQUIRED FUND       |       ACQUIRING FUND       |
----------------------------------------------------------
|AZL NACM International Fund|AZL International Index Fund|
----------------------------------------------------------

In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the VIP Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.

4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.

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   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.

   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and

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      adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:
      (1)liabilities disclosed in the Acquired Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or

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

      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the

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      Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9. FURTHER CONDITIONS TO THE OBLIGATIONS OF THE BUYING TRUST AND THE SELLING TRUST. As a further condition to the obligations of the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund hereunder, the VIP Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received the opinion of Dorsey & Whitney LLP addressed to the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the VIP Trust on behalf of the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   a. The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   b. Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Closing.

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   c. The tax basis of the Acquiring Fund Shares received by each Acquired Fund
      Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor.
   d. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shares were held as a capital asset at the Effective Time.
   e. The Acquired Fund will recognize no income, gain or loss by reason of the Reorganization.
   f. The Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization.
   g. The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   h. The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   i. The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.
   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of

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   any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.


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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL NACM International Fund

By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL International Index Fund

By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

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EXHIBIT B -AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL Schroder International Small Cap Fund (the "Acquired Fund"), and the same statutory trust (in this role, the "Buying Trust") on behalf of its series, the AZL International Index Fund (the "Acquiring Fund").

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.

------------------------------------------------------------------------
|              ACQUIRED FUND              |       ACQUIRING FUND       |
------------------------------------------------------------------------
|AZL Schroder International Small Cap Fund|AZL International Index Fund|
------------------------------------------------------------------------

In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the VIP Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.

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4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.
   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.

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   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:
      (1)liabilities disclosed in the Acquired Fund Financial Statements,

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      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.

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   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9. FURTHER CONDITIONS TO THE OBLIGATIONS OF THE BUYING TRUST AND THE SELLING TRUST. As a further condition to the obligations of the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund hereunder, the VIP Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received the opinion of Dorsey & Whitney LLP addressed to the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the VIP Trust on behalf of the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   a. The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   b. Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon

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      receipt of any net investment income or net capital gains of the Acquired
      Fund which are distributed by the Acquired Fund prior to the Closing.
   c. The tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor.
   d. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shares were held as a capital asset at the Effective Time.
   e. The Acquired Fund will recognize no income, gain or loss by reason of the Reorganization.
   f. The Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization.
   g. The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   h. The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   i. The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.

10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.
   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

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13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

                                       B-7
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL Schroder International Small Cap Fund


By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President


ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL International Index Fund


By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

                                       B-8
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

--------------------------------------------------------------------------------
                                     PROXY 5
--------------------------------------------------------------------------------

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                 AZL[{R}] Oppenheimer Global Fund

                            5701 Golden Hills Drive
                           Minneapolis, MN 55416-1297

Dear Allianz Life and Allianz Life of New York Variable Annuity Contract Owner:

The Board of Trustees of the AZL Oppenheimer Global Fund (the "Acquired Fund"), which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), is pleased to submit a proposal to reorganize the Acquired Fund into the AZL Van Kampen Global Franchise Fund (the "Acquiring Fund"), which is another series of the VIP Trust. Contemporaneously with the reorganization, the Acquiring Fund will become the AZL Van Kampen International Equity Fund.

As the owner of a variable annuity contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, you beneficially own shares of the Acquired Fund. Accordingly, we ask you to indicate whether you approve or disapprove of the proposed reorganization by submitting instructions on how to vote your beneficial shares by phone, internet, or mail.

The proposed reorganization is being undertaken for several reasons, including reducing overall expense ratios for contract owners and providing further economies of scale.

THE BOARD OF TRUSTEES OF THE VIP TRUST BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE ACQUIRED FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL.

 The Board considered various factors in reviewing the proposed reorganization on behalf of the Acquired Fund's shareholders, including, but not limited to, the following:
   * The continuity of investments between the Acquired Fund and the Acquiring Fund.
   * The expectation that the reorganization will reduce expense ratios for the Funds and achieve other economies of scale.
   * Historical performance of the Funds.
   * The expectation that the reorganization will be tax-free.


If the proposal is approved, the Acquiring Fund will acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for newly issued shares of the Acquiring Fund. These Acquiring Fund shares in turn will be distributed proportionately to the Acquired Fund's shareholders in complete liquidation of the Acquired Fund. In order to accomplish the proposed reorganization, the Board of Trustees of the Acquired Fund submits for your approval an Agreement and Plan of Reorganization.


Whether or not you plan to attend the meeting, please review the enclosed voting instruction form. You may submit your instructions on voting the shares that you beneficially own by phone, internet, or mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the entire proxy statement/prospectus carefully before you vote.

Thank you for your prompt attention to this important matter.

                                       Sincerely,

                                       Jeffrey W. Kletti
                                       President

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         PROXY STATEMENT/PROSPECTUS Q&A

HERE IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR THE AZL OPPENHEIMER GLOBAL FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS.

Q: WHY IS THE REORGANIZATION BEING PROPOSED?
   The reorganization is being proposed in an effort to reduce overall expense ratios and provide further economies of scale for one of the funds available to owners of variable annuity contracts issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York.

   Your Board of Trustees has determined that the reorganization is in the best interests of the Acquired Fund's shareholders and recommends that you vote FOR the reorganization.

Q: WILL THE EXPENSES OF THE FUND IN WHICH I PARTICIPATE INCREASE AS A RESULT OF
   THE REORGANIZATION?
   No. The total expense ratio for the Acquiring Fund following the reorganization is expected to be lower than the total expense ratio for the Acquired Fund prior to the reorganization.

Q: WHO IS PAYING THE COSTS OF THE SHAREHOLDER MEETING AND THIS PROXY
   SOLICITATION?
   Contract owners who were beneficial owners of shares of the Acquired Fund on the record date will bear these costs.

Q: WILL I INCUR TAXES AS A RESULT OF THE REORGANIZATION?
   No. The reorganization is not expected to be a taxable event for contract owners. Please see the Tax Consequences discussion in the enclosed proxy statement/prospectus for additional information.

Q: IF APPROVED, WHEN WILL THE REORGANIZATION HAPPEN?
   If shareholders approve the reorganization, it will take place shortly after the shareholder meeting.

Q: IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES?
   No. Upon shareholder approval of the reorganization, the Acquired Fund shares that serve as a funding vehicle for benefits under your variable annuity contract automatically will be exchanged for shares of the Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Acquired Fund shares held by the shareholder immediately before the reorganization.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?
   After careful consideration, the Board recommends that you vote FOR the reorganization.

Q: HOW AND WHEN DO I VOTE?
   You can vote in one of four ways:
   - By mail with the enclosed voting instruction form
   - By telephone
   - By web site
   - In person at the meeting

   Please refer to the enclosed voting instruction form for the telephone number and internet address. Please vote as soon as possible by following the instructions on the voting instruction form.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?
   If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call toll free at 1-800-950-5872 ext. 37952.

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                             5701 GOLDEN HILLS DRIVE
                        MINNEAPOLIS, MINNESOTA 55416-1297

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 2009

                        AZL[{R}] OPPENHEIMER GLOBAL FUND

A special meeting of the shareholders of the AZL Oppenheimer Global Fund (the "Acquired Fund") will be held at 10:00 a.m. on October 21, 2009, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota. At the meeting, shareholders will consider the following proposals:

- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL Oppenheimer Global Fund, which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), and the AZL Van Kampen Global Franchise Fund (the "Acquiring Fund"), which is another series of the VIP Trust. Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the assumption of the Acquired Fund's liabilities; and
- Such other business as may properly come before the meeting, or any adjournment of the meeting.

The Acquired Fund issues and sells its shares to certain separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). The separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as a funding vehicle for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Fund and are entitled to vote all of the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the owners of variable annuity insurance contracts for which the Fund serves as a funding vehicle. This Notice is being delivered to owners of variable annuity contracts who, by virtue of their ownership of the contracts, beneficially owned shares of the Acquired Fund on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Acquired Fund underlying their contracts.


Shareholders of record at the close of business on July 31, 2009, are entitled to vote at the meeting.


                                        By order of the Board of Directors

                                        Michael J. Radmer, Secretary

August 7, 2009


                       YOU CAN VOTE QUICKLY AND EASILY.

    PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.

                 PROXY STATEMENT/PROSPECTUS  -  AUGUST 7, 2009

                ACQUIRED FUND                                     ACQUIRING FUND
AZL[{R}] Oppenheimer Global Fund AZL[{R}]              Van Kampen Global Franchise Fund
         ("Oppenheimer Global Fund")                   ("Van Kampen Global Franchise Fund")

This proxy statement/prospectus describes a proposed Agreement and Plan of Reorganization (the "Plan") pursuant to which the outstanding shares of the Oppenheimer Global Fund, which currently serves as a funding vehicle for your variable annuity contract, (the "Acquired Fund") would be exchanged for shares of the Van Kampen Global Franchise Fund (the "Acquiring Fund"). Contemporaneously with the reorganization, the Acquiring Fund will become the AZL Van Kampen International Equity Fund. Both the Acquiring Fund and the Acquired Fund (each a "Fund" and together the "Funds") are series of the Allianz Variable Insurance Products Trust (the "VIP Trust"). The address of the Funds is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. The phone number of the Funds is 877-833-7113.

         THE BOARD OF TRUSTEES OF THE VIP TRUST UNANIMOUSLY RECOMMENDS
                             APPROVAL OF THE PLAN.

THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials, and other information with the SEC (Investment Company Act file no. 811-09491). These reports, proxy materials, and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request e-mailed to publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

You should retain this proxy statement/prospectus for future reference. It sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Additional information is set forth in the Statement of Additional Information, dated the same date as this proxy statement/prospectus, relating to this proxy statement/prospectus. A current prospectus for the Acquiring Fund, which gives a detailed description of the Acquiring Fund's policies, strategies, and restrictions, accompanies this proxy statement/prospectus.

This proxy statement/prospectus was first mailed to contract owners on or about August 21, 2009.

WHERE TO GET MORE INFORMATION

FUND REPORTS:                                   THE ACQUIRING FUND:                          THE ACQUIRED FUND:
Prospectus dated April 27, 2009.                Accompanying, and incorporated by reference  Incorporated by reference into this into, this proxy statement/prospectus (cond  proxy statement/prospectus. For a
Annual report for the period ended December 31, ensed version dated August 7, 2009).         copy at no charge, call toll free
2008; and semi-annual report for the period     For a complete copy at no charge, call toll- 877-833-7113 or write to the
ended June 30, 2008.                            free 877-833-7113 or write to the address    address given below this table.

              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

THIS PROXY STATEMENT/PROSPECTUS:

Statement of Additional Information dated Incorporated by reference into this proxy statement/prospectus. For a copy at no charge,
the same date as this proxy               call toll-free 1-800-624-0197 or write to Allianz VIP Trust, Advisory Management, A 3-
statement/prospectus. This document       825, 5701 Golden Hills Drive, Minneapolis, MN 55416.
contains information about both the
Acquired Fund and the Acquiring Fund.
To ask questions about this proxy         Call toll free 1-800-950-5872 ext. 37952 or write to: Allianz VIP Trust, Advisory
statement/prospectus.                     Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ADDRESS: Allianz Variable Insurance Products Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ABOUT THE ACQUIRED AND ACQUIRING FUNDS

The Acquired Fund issues and sells its shares to separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). These separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as funding vehicles for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY (the "Contracts"). Each separate account has subaccounts that invest in the Acquired Fund and certain other mutual funds. Owners of the Contracts ("Contract Owners") allocate the value of their Contracts among these subaccounts. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Fund and are entitled to vote all of the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the Contract Owners who are eligible to vote at the meeting.

Both the Acquired Fund and the Acquiring Fund are open-end management investment companies. If the Plan is approved, the shares of the Acquiring Fund will be distributed proportionately by the Acquired Fund to the holders of its shares in complete liquidation of the Acquired Fund. As a result of the Plan, each Acquired Fund shareholder would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of that shareholder's holdings in the Acquired Fund.

The following information summarizes the proposed reorganization of the Acquired Fund into the Acquiring Fund (the "Reorganization").

HOW THE REORGANIZATION WILL WORK

* The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares of beneficial interest to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund's shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccount that was invested in the Acquired Fund immediately before the Reorganization. You will not pay any sales charge in connection with this distribution of shares. If you already have an Acquiring Fund account, shares distributed in the Reorganization will be added to that account. As a result, when average cost is calculated for income tax purposes, the cost of the shares in the two accounts you owned will be combined.

FUND INVESTMENT OBJECTIVES
The following table presents the investment objectives for each of the Funds.

     ACQUIRED FUND      INVESTMENT OBJECTIVE          ACQUIRING FUND                INVESTMENT OBJECTIVE
OPPENHEIMER GLOBAL FUND Capital appreciation VAN KAMPEN GLOBAL FRANCHISE FUND* Long-term capital appreciation

* Contemporaneously with the Reorganization, the Acquiring Fund will be renamed the AZL Van Kampen International Equity Fund, but the investment objective will remain the same. See the Comparison of Investment Strategies section, below, for additional information.

                                       2
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

                               TABLE OF CONTENTS
SECTION A -- Proposal......................................................4
  PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization.....4
    SUMMARY................................................................4
      How the Reorganization Will Work.....................................4
      Comparison of the Acquired Fund and the Acquiring Fund...............5
      Comparison of Investment Objectives..................................5
      Comparison of Investment Strategies..................................5
      Comparison of Investment Policies....................................6
      Risk Factors.........................................................7
      Performance.........................................................10
      Tax Consequences....................................................12
  FEES AND EXPENSES.......................................................13
  THE REORGANIZATION......................................................14
    Terms of the Reorganization...........................................14
    Conditions to Closing the Reorganization..............................14
    Termination of the Plan...............................................15
    Tax Status of the Reorganization......................................15
    Reasons for the Proposed Reorganization and Board Deliberations.......15
    Boards' Determinations................................................17
    Recommendation and Vote Required......................................17
SECTION B - Proxy Voting and Shareholder Meeting Information..............18
SECTION C - Capitalization, Ownership of Fund Shares and Other Fund
      Information.........................................................19
EXHIBIT A - Agreement and Plan of Reorganization.........................A-1

The prospectus for the Acquiring Fund accompanies this proxy statement/prospectus.

                                       3
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

SECTION A -- PROPOSAL

PROPOSAL: APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY
This proxy statement/prospectus is being used by the Acquired Fund to solicit voting instructions for a proposal to approve the Plan providing for the Reorganization of the Acquired Fund into the Acquiring Fund. A form of the Plan is included as Exhibit A.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus, exhibits and accompanying materials because they contain details that are not in this summary.

HOW THE REORGANIZATION WILL WORK
The following table shows the names of the Acquired Fund and the Acquiring Fund into which it will be merged.

----------------------------------------------------------
|     ACQUIRED FUND     |         ACQUIRING FUND         |
----------------------------------------------------------
|Oppenheimer Global Fund|Van Kampen Global Franchise Fund|
----------------------------------------------------------

* The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares of beneficial interest in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund's shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccount that was invested in the Acquired Fund immediately before the Reorganization.
* As part of the Reorganization, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Acquired Fund account will be transferred to your new Acquiring Fund account. If you do not want your systematic transactions to continue, please contact your financial representative to make changes.
* Neither the Acquired Fund nor the Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.
* After the Reorganization has been completed, contract values that were allocated to subaccounts investing in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund. The Acquired Fund will be terminated.

                                       4
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND
Both the Acquired Fund and the Acquiring Fund:
* Are outstanding series of an open-end management investment company organized as a Delaware statutory trust.
* Have Allianz Investment Management LLC (the "Manager") as their investment adviser.
* Have the same policies for buying and selling shares and the same exchange rights.
* Have the same distribution policies.
* Are available only to Contract Owners who allocate contract value to a subaccount that invests in the Funds.

COMPARISON OF INVESTMENT OBJECTIVES
The following table presents the investment objectives for the Funds.

     ACQUIRED FUND      INVESTMENT OBJECTIVE          ACQUIRING FUND                INVESTMENT OBJECTIVE
OPPENHEIMER GLOBAL FUND Capital appreciation VAN KAMPEN GLOBAL FRANCHISE FUND* Long-term capital appreciation

* Contemporaneously with the Reorganization, the Acquiring Fund will be renamed the AZL Van Kampen International Equity Fund, but the investment objective will remain the same. See the Comparison of Investment Strategies section, next, for additional information.

COMPARISON OF INVESTMENT STRATEGIES
Contemporaneously with the Reorganization, the Acquiring Fund will retain a new subadviser and sub-subadvisers and will be renamed the AZL Van Kampen International Equity Fund. The Acquiring Fund's investment objective will remain the same (long-term capital appreciation); however, the Fund's principal investment strategies, policies and risks will change. Information provided in this proxy statement/prospectus regarding the Acquiring Fund's investment strategies, policies and risks is for the AZL Van Kampen International Equity Fund because those strategies, policies and risks will apply to shareholders of the combined Fund. Information regarding the existing investment strategies, policies and risks for the AZL Van Kampen Global Franchise Fund, as well as additional information regarding the changes to the Acquiring Fund, may be found in the accompanying prospectus. For ease of reference, the terms Acquiring Fund and AZL Van Kampen Global Franchise Fund generally are used in this prospectus to refer to the Fund as it exists prior to the Reorganization, and the terms combined Fund and AZL Van Kampen International Equity Fund refer to the Fund as it will exist following the Reorganization.

The Acquired Fund invests primarily in common stocks of companies in the U.S. and foreign countries. It may invest without limit in foreign securities and can invest in any country. Although the Fund focuses its investments in mid- and large-capitalization companies, it may invest in companies of any size. The Fund's subadviser is OppenheimerFunds, Inc.

The AZL Van Kampen International Equity Fund will maintain a diversified portfolio of equity securities of non-U.S. issuers. Unlike the Acquired Fund, the combined Fund will not invest in U.S. companies as part of its principal investment strategy. Rather, the combined Fund will invest primarily in non-U.S. companies only and will focus its investments in mid- and large-capitalization companies. The combined Fund will be subadvised by Morgan Stanley Investment Management Inc. and sub-subadvised by Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company, which are affiliated with the Fund's current subadviser, Van Kampen Asset Management.

Detailed strategies for the Acquired Fund and the combined Fund are set forth below:

OPPENHEIMER GLOBAL FUND (ACQUIRED FUND)

The Fund invests mainly in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.

                                       5
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically the Fund invests in a number of different countries.

In selecting securities for the Fund, the subadviser looks primarily for foreign and U.S. companies with high growth potential. The subadviser uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part. The subadviser considers overall and relative economic conditions in the U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The subadviser currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

    o Stocks of small, medium and large-cap growth-oriented companies worldwide;
    o   Companies that stand to benefit from global growth trends;
    o Businesses with strong competitive positions and high demand for their products or services; and
    o Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the subadviser considers the effect of worldwide trends on the growth of various business sectors. The trends currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes. Depending upon market conditions, the Fund may invest more heavily in certain sectors.

The Fund may invest in derivative instruments.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

VAN KAMPEN INTERNATIONAL EQUITY FUND (COMBINED FUND)

The Fund will invest primarily in equity securities of non-U.S. issuers. The Fund's new sub-subadvisers seek to maintain a diversified portfolio of equity securities of non-U.S. issuers based on individual stock selection. The sub-subadvisers emphasize a bottom-up approach to investing that seeks to identify securities of issuers they believe are undervalued. The sub-subadvisers focus on developed markets, but they may invest in emerging markets.

The sub-subadvisers select issuers from a universe comprised of approximately 1,200 companies in non-U.S. markets. The investment process is value driven and based on individual stock selection. In assessing investment opportunities, the sub-subadvisers consider value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. The sub-subadvisers conduct a thorough investigation of the issuer's balance sheet, cash flow and income statement and assess the company's business franchise, including product competitiveness, market positioning and industry structure. Meetings with senior company management are integral to the investment process. The sub-subadvisers generally consider selling a portfolio holding when they determine that the holding has reached its fair value target.

Under normal circumstances, at least 80% of the Fund's assets will be invested in equity securities. Derivative instruments used by the Fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

COMPARISON OF INVESTMENT POLICIES
If shareholders of the Acquired Fund approve the Reorganization, they will be subject to the investment policies of the combined Fund. Other than as described herein, the Manager does not believe that the differences between the investment policies result in any material difference in the way the Funds are managed.

The Acquired Fund, as a fundamental policy, normally will invest in at least three countries (one of which may be the United States). The combined Fund will have no such fundamental policy.

                                       6
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

RISK FACTORS
The principal investment strategies of both Funds are generally comparable. Accordingly, both Funds also have principal investment risks that are generally comparable. Depending upon its assessment of changing market conditions, the subadviser of each Fund may emphasize particular asset classes or particular investments at any given time, which may change the risks associated with the Fund. The fact that a risk is not identified as a principal risk for a particular Fund does not mean that the Fund may not be subject to that risk. The Statement of Additional Information for the Acquiring Fund, which is incorporated by reference in this proxy statement/prospectus, contains detailed information on the Acquiring Fund's permitted investments and investment restrictions.

The principal risks of investing in the Acquired Fund and the combined Fund are shown in the tables below. A discussion of each of the various principal risks follows the tables.

RISK                        OPPENHEIMER GLOBAL FUND VAN KAMPEN INTERNATIONAL EQUITY FUND
                                (ACQUIRED FUND)               (COMBINED FUND)
Market Risk                            X                             X
Selection Risk                         X                             X
Issuer Risk                            X                             X
Growth Stocks Risk                     X
Capitalization Risk                    X
Cyclical Opportunities Risk            X
Foreign Risk                           X                             X
Emerging Markets Risk                  X                             X
Currency Risk                          X                             X
Special Situations Risk                X
Derivatives Risk                       X                             X
Liquidity Risk                         X
Portfolio Turnover                     X
Industry Sector Risk                                                 X
Country/Regional Risk                                                X
Value Stocks Risk                                                    X

* MARKET RISK: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund's portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund's portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities.
* SELECTION RISK: The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund's assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.

                                       7
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

* ISSUER RISK: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's products or services.
* GROWTH STOCKS RISK: The returns on growth stocks may or may not move in tandem with the returns on other categories of stocks, or the stock market as a whole. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.
* CAPITALIZATION RISK: To the extent the Fund invests significantly in small and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies' securities and the Fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. The value of some of the Fund's investments will rise and fall based on investor perception rather than economic factors.
* CYCLICAL OPPORTUNITIES RISK: The Fund may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the subadviser believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund's share prices.
* FOREIGN RISK: Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.
* EMERGING MARKETS RISK: In addition to the risks described under "Foreign Risk", issuers in emerging markets may present greater risk than investing in foreign issuers generally. Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.
* CURRENCY RISK: Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.
* SPECIAL SITUATIONS RISK: Periodically, the Fund might use aggressive investment techniques. These might include seeking to benefit from what the subadviser perceives to be "special situations", such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change

                                       8
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
   or event might not occur, which could have a negative impact on the price of the issuer's securities. The Fund's investment might not produce the expected gains or could incur a loss for the portfolio.


* DERIVATIVES RISK: The Fund may invest in derivatives. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to "cash settle") are not covered through ownership of the underlying security, financial instrument, or currency. The obligation to segregate assets may result in the Fund not achieving its objectives.


* LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
* PORTFOLIO TURNOVER: The Fund may actively and frequently trade its portfolio securities or may turn over a significant portion of its portfolio securities in a single year. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.
* INDUSTRY SECTOR RISK: At times, the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.
* COUNTRY/REGIONAL RISK: Local events, such as political upheaval, financial troubles, or natural disasters, may weaken a country's or a region's securities markets. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.
* VALUE STOCKS RISK: The value style of investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations. These stocks may remain undervalued because value stocks, as a category, may lose favor with investors compared to other categories of stocks or because the valuations of these stocks do not improve in response to changing market or economic conditions.

                                       9
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

PERFORMANCE
Performance information for the Funds is shown below.

The following bar charts and tables provide an indication of the risks of an investment in the Funds by showing changes in their performance from year to year and by showing how the Funds' average annual returns for one year, five years and since inception (as applicable) compare with those of a broad measure of market performance.

Both the bar charts and the tables assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Funds' performance would have been lower.

The performance of the Funds will vary from year to year. The Funds' performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Funds will perform in the future.

OPPENHEIMER GLOBAL FUND (ACQUIRED FUND)
Performance information is presented for Class 2 shares only because Class 1 shares had not commenced operations as of December 31, 2008.

[BAR CHART GRAPHIC 2005: 12.62%, 2006: 16.29%, 2007: 5.76%, 2008: -41.05%]

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q3, 2005) 9.07%
 Lowest (Q4, 2008)  -22.27%

AVERAGE ANNUAL TOTAL RETURNS

                            INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
AZL Oppenheimer Global Fund 5/3/2004              -41.05%                  -1.20%
MSCI World Index                                  -40.71%                  -0.78%

The performance of the Fund is compared to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged market capitalization-weighted equity index which monitors the performance of stocks from around the world. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

                                      10
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

VAN KAMPEN GLOBAL FRANCHISE FUND (ACQUIRING FUND)

[BAR CHART GRAPHIC 2004: 12.21%, 2005: 11.64%, 2006: 21.25%, 2007: 9.82%,
 2008: -58.56%]

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q4, 2004) 12.03%
 Lowest (Q4, 2008)  -13.07%

AVERAGE ANNUAL TOTAL RETURNS

                                     INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 FIVE YEARS ENDED DECEMBER 31, 2008 SINCE INCEPTION
AZL Van Kampen Global Franchise Fund 5/1/2003              -28.56%                            3.57%                     7.12%
MSCI World Index                                           -40.71%                            -0.51%                    4.59%

The performance of the Fund is compared to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged market capitalization-weighted equity index which monitors the performance of stocks from around the world. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

                                      11
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

 TABLE A-1

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

FUND (inception date)                LAST 1 YEAR LAST 2 YEARS LAST 3 YEARS LAST 5 YEARS SINCE INCEPTION
AZL Oppenheimer Global Fund            -41.05%     -21.04%      -10.17%        N/A          -1.20%
(5/3/2004)
AZL Van Kampen Global Franchise Fund   -28.56%     -11.43%       -1.65%       3.57%          7.12%
(5/1/2003)

TAX CONSEQUENCES
If the separate accounts investing in the Funds and the Contracts are properly structured under the insurance company provisions of the federal tax law (as the Manager believes is the case), the Reorganization will not be a taxable event for Contract Owners who have a portion of their variable annuity contract allocated to the Funds, regardless of the tax status of the Reorganization.

As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from Dorsey & Whitney LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, shareholders (the separate accounts of Allianz Life and Allianz Life of New York) will not recognize taxable gain or loss as a result of the Reorganization.


As a result of the Reorganization, the Acquiring Fund will succeed to certain tax attributes of the Acquired Fund, except that the amount of an Acquired Fund's accumulated capital loss carry forwards (plus any net capital loss that the Acquired Fund sustains during its taxable year ending on the applicable Closing Date and any net unrealized built-in loss it has on that date) that the Acquiring Fund may use to offset capital gains it recognizes after its Reorganization, generally in the eight succeeding taxable years, may be subject to an annual limitation under Sections 382 and 383 of the Code.


For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."

                                      12
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

FEES AND EXPENSES
The following table describes the fees and expenses as of the end of the most recent fiscal year that you pay if you buy and hold shares of the Acquired Fund or shares of the Acquiring Fund. The table also shows estimated pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. The table does not reflect the expenses that apply to the subaccounts or the Contracts. Inclusion of these charges would increase expenses for all periods shown. The fees and expenses below exclude the costs of the Reorganization. See "Reasons for the Proposed Reorganization and Board Deliberations" for additional information concerning the allocation of the costs of the Reorganization.

TABLE A-2

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

The following table is based on fund assets as of December 31, 2008.


                     OPPENHEIMER GLOBAL FUND  VAN KAMPEN GLOBAL FRANCHISE FUND    VAN KAMPEN INTERNATIONAL EQUITY FUND - PRO FORMA
                         (ACQUIRED FUND)              (ACQUIRING FUND)                           WITH ACQUIRED FUND
Management Fee          0.90% (a)(b)            0.95% (a)(c)                       0.95% (c)(d)
Distribution (12b-1)    0.25%                   0.25%                              0.25%
Fees (e)
Other Expenses          0.23%                   0.15%                              0.13%
Total Annual            1.38% (b)               1.35% (c)                          1.33% (c)
Operating Expenses(f)


(a)The management fee rate is the contractual rate charged for the Fund's most recent fiscal year, which ended December 31, 2008.
(b)As of the date of this proxy statement/prospectus, the Manager is voluntarily reducing the management fee to 0.80%. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time. If the voluntary management fee reduction were reflected in the table, the Net Annual Fund Operating Expenses would be lower.
 (c)As of the date of this proxy statement/prospectus, the Manager is voluntarily reducing the management fee to 0.95% on the first $100 million in net assets, 0.90% on the next $100 million, and 0.85% thereafter. In connection with the Reorganization, the Manager will voluntarily reduce the management fee for the combined Fund to 0.80% on all net assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time after April 30, 2010. If the voluntary management fee reduction were reflected in the table, the Total Annual Fund Operating Expenses would be lower.
(d)The management fee rate shown reflects what the rate would be under the current management fee schedule for the Acquiring Fund based on the combined assets of the Funds for the fiscal year ended December 31, 2008.
(e)The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays Allianz Life Financial Services, LLC, the Fund's distributor, an annual fee of up to 0.25% of average daily net assets as payment for distributing its shares and providing shareholder services.


(f)The Manager and each Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.39% through April 30, 2010. The Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of Other Expenses paid by the Manager provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that such reimbursements to the Manager are expected in the upcoming year, the amount of the reimbursements, if any, is included in the financial statements in the Fund's shareholder reports and is reflected in Other Expenses in the table above. Any obligations of the Acquired Fund to reimburse the Manager will not carry forward to the Acquiring Fund following the Reorganization.


Note that the contractual management fee of the Acquiring Fund (0.95%) is higher than that of the Acquired Fund (0.90%). Consequently, contractual expenses incurred by Acquired Fund shareholders will increase following the Reorganization, although overall expenses are expected to decline as a result of the lower Other Expenses expected to be incurred by the Acquiring Fund following the Reorganization.


                                      13
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

EXAMPLE: Use the following tables to compare fees and expenses of the Acquired Fund to other investment companies. The tables illustrate the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. The tables also show pro forma expenses of the combined Fund assuming the proposed Reorganization had been in effect for the periods shown. The tables do not reflect the effect of any fee or expense waivers. The tables also do not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.

FUND                                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
Oppenheimer Global Fund (Acquired Fund)                               $140    $437    $755   $1,657
Van Kampen Global Franchise Fund (Acquiring Fund)                     $137    $428    $739   $1,624
Van Kampen International Equity Fund - Pro Forma with Acquired Fund   $135    $421    $729   $1,601

THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. THIS EXAMPLE DOES NOR REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THSE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.

THE REORGANIZATION

TERMS OF THE REORGANIZATION
The Board has approved the Plan, a copy of which is attached as Exhibit A. The Plan provides for the Reorganization on the following terms:
* The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Acquired Fund and the Acquiring Fund.
* The Acquired Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. These shares will immediately be distributed by the Acquired Fund to its shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. As a result, shareholders (the separate accounts) of the Acquired Fund will become shareholders of the Acquiring Fund. Contract values that were allocated to subaccounts invested in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund.
* Neither the Acquired Fund nor any Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.
* The net asset value of the Acquired Fund and the Acquiring Fund will be computed as of 3:00 p.m. Central time, on the closing date.
* After the Reorganization, the Acquired Fund will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION
The completion of the Reorganization is subject to certain conditions described in the Plan, including:
* The Acquired Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.
* The Funds will have received any approvals, consents, or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.
* An effective registration statement on Form N-14 will be on file with the SEC.
* The Contract Owners who are eligible to provide voting instructions for the meeting will have approved the Plan.
* The Acquired Fund will receive an opinion of tax counsel that the proposed Reorganization will be tax-free for the Acquired Fund and the Acquiring Fund and for the separate accounts that are the shareholders of the Acquired Fund.

                                      14
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

TERMINATION OF THE PLAN
The Plan and the transactions contemplated by it may be terminated and abandoned by resolutions of the Board of Trustees of the Acquired Fund or the Acquiring Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Acquired Fund or the Acquiring Fund, or the trustees, officers, or shareholders of the Acquired Fund or the Acquiring Fund.

TAX STATUS OF THE REORGANIZATION
The exchange of the Acquired Fund's assets for shares of the Acquiring Fund, and the subsequent distribution of those shares to the Acquired Fund shareholders and the liquidation of the Acquired Fund, are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Code. The Acquired Fund and the Acquiring Fund will receive an opinion of Dorsey & Whitney LLP, based in part on certain representations by the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   *  The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   * Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of Acquired Fund which are distributed by Acquired Fund prior to the Closing.
   * The tax basis of the Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund shares exchanged therefor.
   * The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which the Acquired Fund shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time.
   * The Acquired Fund will recognize no income, gain, or loss by reason of the Reorganization.
   * The Acquiring Fund will recognize no income, gain, or loss by reason of the Reorganization.
   * The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   * The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   * The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS
The Board believes that the proposed Reorganization will be advantageous to Acquired Fund shareholders based on its consideration of the following matters:
* TERMS AND CONDITIONS OF THE REORGANIZATION. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.
* TAX CONSEQUENCES. The Board considered the tax-free nature of the Reorganization.
* CONTINUITY OF INVESTMENT. The Board considered the compatibility of the Funds and the degree of similarity between the investment objectives and the principal investment strategies for the Acquired Fund and the combined Fund, taking into account the proposed subadvisory and other changes. The Board considered the fact that the Acquired Fund and the combined Fund have comparable investment objectives and, except as described in this proxy statement, investment strategies and policies that are generally similar. The Board also took note of the fact that following the Reorganization, shareholders of the Acquired Fund will be invested in a Fund holding a portfolio whose characteristics are generally similar to those of the portfolio currently held by the Acquired Fund, except as described in this proxy statement.
* EXPENSE RATIOS. The Board considered the relative expenses of the Funds. At December 31, 2008, the end of each Fund's most recent fiscal year, the total operating expense ratio for the Acquiring Fund was lower than the total operating expense ratio for the Acquired Fund. The contractual management fee for the Acquiring Fund for fiscal year

                                      15
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

  2008 was higher than for the Acquired Fund. Both Funds have the same Distribution (12b-1) Fees, and the Acquiring Fund's Other Expenses are lower than those of the Acquired Fund. The Board considered the effect of the Manager's voluntary management fee waiver in connection with the Reorganization, which would reduce the management fee for the combined Fund to 0.80%, which is the same as for the Acquired Fund after management fee waivers. The Board noted that the total operating expenses of the combined Fund after the Reorganization are expected to be lower than the expenses of the Acquired Fund before the Reorganization. In addition, the shareholders of the Acquired Fund are expected to see other benefits, such as economies of scale, which make the Reorganization desirable for Acquired Fund shareholders and are expected to further decrease expenses over time.
  The Board also considered the possibility that both higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows, or reduced outflows, may reduce the risk that, if net assets of the Acquired Fund fail to grow, or even diminish, the Acquired Fund's total expense ratio could rise from current levels as fixed expenses become a larger percentage of net assets. The Board noted that both the Acquired Fund and the Acquiring/combined Fund are subject to expense limitation agreements that will remain in place through at least April 30, 2010, and are currently operating with expenses below the cap contained in the respective expense limitation agreements. Also, the Board noted that the Acquiring Fund is not currently subject to reimbursements to the Manager for expenses previously waived by the Manager.
* ECONOMIES OF SCALE. The Board considered the advantage of combining Funds with generally similar investment objectives and strategies. The Board believes that the combined Fund may have the opportunity to take advantage of the economies of scale associated with a larger fund. The combined Fund may have better prospects for growth than either Fund separately. For example, a larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Furthermore, as indicated above, fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis, may be reduced.
* COSTS. The Board noted that the Acquired Fund will bear the expenses of printing and mailing communications to the Contract Owners who beneficially owned its shares and that all other expenses of the Reorganization, including accounting, legal, and custodial expenses, and any costs related to repositioning of the Acquiring Fund's portfolio after the Reorganization, will be allocated equally between the Acquired Fund and the Acquiring Fund. The Board also noted that the estimated total reorganization costs, including repositioning costs, would be less than $0.01 per share of the combined Funds. The Board considered the Manager's analysis showing that the reduction in annual operating expenses for the Acquired Fund and the Acquiring Fund resulting from the Reorganization is likely to be greater than the expenses of the Reorganization to be borne by the Acquired Fund or Acquiring Fund, as the case may be.
* DILUTION. The Board considered the fact that the Reorganization will not dilute the interests of the current Contract Owners with contract values allocated to subaccounts investing in the Acquired Fund because it would be effected on the basis of the relative net asset value per share of the Acquired Fund and the Acquiring Fund, respectively. Thus, subaccounts holding shares of the Acquired Fund will receive shares of the Acquiring Fund equal in value to their shares in the Acquired Fund.
* PERFORMANCE AND OTHER FACTORS. The Board considered the relative performance records of the Funds. The Board took into account the better overall track record of the Acquiring Fund, when compared to the Acquired Fund, over the past five years, and the greater consistency of the Acquiring Fund's returns compared to those of the Acquired Fund. The Board was aware of the fact that the Acquiring Fund's past performance is no guarantee of its future results and that the Acquiring Fund's past performance under the investment strategies of its current subadviser are not indicative of its future performance under the new investment strategies of its new subadvisers. However, the Board did recognize that the better overall track record of an Acquiring Fund could help attract more assets into the combined Funds and therefore could increase shareholder confidence in the combined Fund. The Board concluded that increased inflows, or reduced outflows, could lead to further economies of scale (see "Economies of Scale" above).
  The Board also considered the fact that the Funds have similar investment objectives and investment strategies. The Reorganization should allow for a concentrated selling effort, thereby potentially benefiting shareholders of the combined Funds. The Board further took into account the Manager's belief that the Acquired Fund, as a stand-alone Fund, was unlikely to experience significant growth in assets as a result of inflows.


* POTENTIAL EFFECTS ON THE MANAGER. The Board considered the potential benefits from the Reorganization that could be realized by the Manager. The Board recognized that the potential benefits to the Manager consist principally of higher management fees - the contractual management fee for the Acquiring Fund (0.95%) is higher than that for the

                                      16
              The Allianz Variable Insurance Products Trust - Proxy
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
  Acquired Fund (0.90%). Other potential benefits to the Manager include economies of scale and the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board noted, however, that shareholders of the Acquired Fund will benefit over time from any decrease in overall operating expense ratios resulting from the proposed Reorganization. The Board also noted that the proposed Reorganization would increase the amount of management fees that the Manager retains after payment of the subadvisory fees. The table below assumes that the Reorganization has taken place and gives effect to the additional temporary reduction in management fees payable to Manager. See Table A-2 above for information concerning current management fees for both Funds and the voluntary reductions in management fees that are currently in effect.


FUND                                                                MANAGEMENT FEE RETAINED AFTER PAYMENT OF SUBADVISORY FEE (1)
Oppenheimer Global Fund (Acquired Fund)                                                        0.28%
Van Kampen Global Franchise Fund (Acquiring Fund)                                              0.22%
   Weighted Average Before Reorganization                                                      0.24%
VAN KAMPEN INTERNATIONAL EQUITY FUND - PRO FORMA WITH ACQUIRED FUND                            0.34% (2)

 (1)Calculations are as of May 31, 2009, using monthly average assets under management for May 2009.
 (2)Calculated using management fee rates and subadvisory fee rates effective October 26, 2009.


Each Trustee carefully considered the factors described above and evaluated the merits of the Reorganization in accordance with his or her own experience and business judgment. Although each Trustee independently formed his or her own judgment on the proposed Reorganization, the Board accepted the Manager's analysis that the Acquired Fund had not reached a size at which it could expect to realize economies of scale and that, in light of current market conditions and past performance of the Acquired Fund, it was not likely to reach such a size. The Board also accepted the Manager's analysis that the Acquiring Fund has better potential to reach a size to realize economies of scale due to the Acquiring Fund's significantly larger size and better overall performance.

The Board carefully considered the Manager's analysis of Fund expense ratios, which indicated that overall expenses for Acquired Fund shareholders would decrease following the Reorganization, although contractual management fees would increase. The Board also carefully considered that the Reorganization would allow the Manager to retain more of its management fee after payment of subadvisory fees, but concluded that the expected benefits of the Reorganization to fund shareholders outweigh any benefit to the Manager.


BOARD DETERMINATIONS
After considering the factors described above and other relevant information at an in-person meeting held on June 10, 2009, the Board of Trustees of the Acquired Fund, including a majority of the independent Board members found that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquired Fund would not be diluted as a result of the Reorganization.

The Board of Trustees of the Acquiring Fund approved the Plan at the meeting held on June 10, 2009. Among other factors, the Board members considered the terms of the Plan, the provisions intended to avoid the dilution of Contract Owners' interests, and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquiring Fund will not be diluted as a result of the Reorganization.


RECOMMENDATION AND VOTE REQUIRED
The Board recommends that Contract Owners who are entitled to vote at the meeting approve the proposed Plan. Approval of the Plan requires the affirmative vote, in person or by proxy, of a majority of the voting power of the outstanding shares of the Fund on the record date, July 31, 2009. Each share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share held by a shareholder on the record date. If the Plan is not approved by the Acquired Fund, the Board will consider what further action should be taken.


If shareholder approval is obtained, the Reorganization is scheduled to be effective on or about October 23, 2009.

                                      17
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

SECTION B - PROXY VOTING AND SHAREHOLDER MEETING INFORMATION
REFERENCE TO THE "FUND" IN THIS SECTION IS A REFERENCE TO THE ACQUIRED FUND.


A special meeting of shareholders of the Acquired Funds will be held as specified in the Notice of Special Meeting that accompanies this proxy statement/prospectus. At the meeting, shareholders (the separate accounts) will vote their shares of the Acquired Funds. You have the right to instruct Allianz Life and Allianz Life of NY (together, "Allianz") on how to vote the shares of the Acquired Funds held under your Contract. Unless you plan to attend the Meeting and vote in person, your voting instructions must be received (by mail, phone or Internet) no later than 4:00 p.m. Central time on the day prior to the Meeting.


The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value, the Contract Owner is permitted to vote one Fund share. We count fractional votes. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposal described above. Allianz will vote any shares for which it does not receive a voting instruction form, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of shareholders could determine the outcome of any proposal.


For the Meeting to proceed, there must be a quorum. This means that at least 25% of a Fund's shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Funds, its presence at the Meeting in person or by proxy will meet the quorum requirement.



You may revoke your voting instructions up until 4:00 p.m. Central time on the day prior to the Meeting by giving written notice to Allianz prior to that time by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416,or by executing and returning to Allianz a voting instruction form with a later date. You may also attend the Meeting and vote in person. If you need a new voting instruction form, please call the Fund at 1-800-950-5872 ext. 35857, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "FOR" the proposal.

The Acquired Funds will pay all costs of solicitation, including the cost of preparing and mailing the Notice of a Special Meeting of shareholders and this proxy statement/prospectus to Contract Owners. Representatives of the Manager, without cost to the Fund, also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls.


DISSENTERS' RIGHTS OF APPRAISAL. There are no appraisal or dissenters' rights for shareholders of the Acquired Fund. Delaware law does not grant beneficiaries of statutory trusts who dissent from approval of the Reorganization the right to demand an appraisal for their interests and payment of their fair cash value. As a result, shareholders who object to the Reorganization do not have a right to demand a different payment for their shares of beneficial interest.

OTHER MATTERS. Management of the Fund anticipates that an election of Trustees and ratification of the auditors also will be conducted at the Meeting. You will receive a separate proxy statement containing information regarding these other matters if you are eligible to vote on them. Otherwise, management of the Fund knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

ADJOURNMENT. In the event that voting instructions received by the time scheduled for the meeting are not sufficient to approve the Reorganization, representatives of Allianz may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. Representatives of Allianz will vote in favor of adjournment. The Acquired Fund will pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient voting instructions have been received.

                                      18
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

SECTION C - CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION IN THIS SECTION REFERENCE TO THE "FUND" IS A REFERENCE TO THE ACQUIRING FUND AND THE ACQUIRED FUND.

This section contains the following information about the Funds:

TABLE   CONTENT

        (all information is shown for the fiscal year ended December 31, 2008, unless noted otherwise)

C-1 Actual and pro forma capitalization of the Acquired Fund and the Acquiring Fund

C-2     Actual and pro forma ownership of Fund shares

CAPITALIZATION

The following table shows the capitalization of the Funds at December 31, 2008, and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. ACTUAL AND PRO FORMA CAPITALIZATION OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS

FUND                                                                 NET ASSETS  NET ASSET VALUE SHARES OUTSTANDING
                                                                                    PER SHARE
Oppenheimer Global Fund (Acquired Fund)*                            $97,692,321       $8.20          11,910,120
Van Kampen Global Franchise Fund (Acquiring Fund)                   $207,351,009     $12.77          16,239,080
Adjustments**                                                        -$146,500         --            -4,270,558
Van Kampen International Equity Fund - Pro Forma with Acquired Fund $304,896,830     $12.77          23,878,642

* The number of Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date.

**The adjustment to net assets represents the impact as a result of the estimated Reorganization fees and expenses that will be paid by the Funds, and the adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.

                                      19
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund's outstanding shares at the record date. At the record date, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2. ACTUAL AND PRO FORMA OWNERSHIP OF FUND SHARES

FUND                                     5% OWNERS            PERCENT OF SHARES         PERCENT OF SHARES HELD FOLLOWING THE
                                                                     HELD                          REORGANIZATION
Oppenheimer Global Fund        Allianz Life Variable Account       94.76%                               N/A
                                             B
                               Allianz Life Variable Account C      5.24%                               N/A
Van Kampen Global Franchise    Allianz Life Variable Account       97.45%                             96.51%%
Fund                                         B

                                      20
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

EXHIBIT A -AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009 (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL Oppenheimer Global Fund (the "Acquired Fund"), and the same statutory trust (in this role, the "Buying Trust") on behalf of its series, the AZL Van Kampen Global Franchise Fund (the "Acquiring Fund").

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.

------------------------------------------------------------------
|       ACQUIRED FUND       |           ACQUIRING FUND           |
------------------------------------------------------------------
|AZL Oppenheimer Global Fund|AZL Van Kampen Global Franchise Fund|
------------------------------------------------------------------

In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of Contract Owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the VIP Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.

4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.

                                       A-1
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.

   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and

                                       A-2
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
      adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:
      (1)liabilities disclosed in the Acquired Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or

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              The Allianz Variable Insurance Products Trust - Proxy
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
      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the

                                       A-4
              The Allianz Variable Insurance Products Trust - Proxy
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
      Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9. FURTHER CONDITIONS TO THE OBLIGATIONS OF THE BUYING TRUST AND THE SELLING TRUST. As a further condition to the obligations of the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund hereunder, the VIP Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received the opinion of Dorsey & Whitney LLP addressed to the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the VIP Trust on behalf of the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   a. The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   b. Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Closing.

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              The Allianz Variable Insurance Products Trust - Proxy
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
   c. The tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor.
   d. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shares were held as a capital asset at the Effective Time.
   e. The Acquired Fund will recognize no income, gain or loss by reason of the Reorganization.
   f. The Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization.
   g. The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   h. The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   i. The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.
   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of

                                       A-6
              The Allianz Variable Insurance Products Trust - Proxy
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
   any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL Oppenheimer Global Fund

By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL Van Kampen Global Franchise Fund

By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

                                       A-7
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

--------------------------------------------------------------------------------
                                     PROXY 6
--------------------------------------------------------------------------------

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                 AZL[{R}] Oppenheimer International Growth Fund

                             5701 Golden Hills Drive
                           Minneapolis, MN 55416-1297

Dear Allianz Life and Allianz Life of New York Variable Annuity or Variable Life Insurance Contract Owner:

The Board of Trustees of the AZL Oppenheimer International Growth Fund (the "Acquired Fund"), which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), is pleased to submit a proposal to reorganize the Acquired Fund into the AZL AIM International Equity Fund (the "Acquiring Fund"), which is another series of the VIP Trust.

As the owner of a variable annuity or variable life insurance contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, you beneficially own shares of the Acquired Fund. Accordingly, we ask that you indicate whether you approve or disapprove of the proposed reorganization by submitting instructions on how to vote your beneficial shares by phone, internet, or mail.

The proposed reorganization is being undertaken for several reasons, including providing further economies of scale.

THE BOARD OF TRUSTEES OF THE VIP TRUST BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE ACQUIRED FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL.

 The Board considered various factors in reviewing the proposed reorganization on behalf of the Acquired Fund's shareholders, including, but not limited to, the following:
   * The continuity of investments between the Acquired Fund and the Acquiring Fund.


   * The contractual expenses of the Acquiring Fund, which following the reorganization will be higher than those of the Acquired Fund prior to the reorganization.


   * The expectation that the reorganization will achieve greater economies of scale.
   * Historical performance of the Funds.
   * The expectation that the reorganization will be tax-free.


If the proposal is approved, the Acquiring Fund will acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for newly issued shares of the Acquiring Fund. These Acquiring Fund shares in turn will be distributed proportionately to the Acquired Fund's shareholders in complete liquidation of the Acquired Fund. In order to accomplish the proposed reorganization, the Board of Trustees of the Acquired Fund submits for your approval an Agreement and Plan of Reorganization.


Whether or not you plan to attend the meeting, please review the enclosed voting instruction form. You may submit your instructions on voting the shares that you beneficially own by phone, internet, or mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the entire proxy statement/prospectus carefully before you vote.

Thank you for your prompt attention to this important matter.

                                       Sincerely,

                                       Jeffrey W. Kletti
                                       President

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         PROXY STATEMENT/PROSPECTUS Q&A

HERE IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR THE AZL OPPENHEIMER INTERNATIONAL GROWTH FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS.


Q: WHY IS THE REORGANIZATION BEING PROPOSED?
   The reorganization is being proposed in an effort to provide economies of scale for funds available to owners of variable annuity and variable life insurance contracts issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York.


   Your Board of Trustees has determined that the reorganization is in the best interests of the Acquired Fund's shareholders and recommends that you vote FOR the reorganization.


Q: WILL THE EXPENSES OF THE FUND IN WHICH I PARTICIPATE INCREASE AS A RESULT OF
   THE REORGANIZATION?
   The contractual expenses of the combined fund (1.29%) will be higher than those of the Acquired Fund (1.20%). Although the contractual expense numbers do not reflect a potential economic benefit of the reorganization, the Board also examined expense numbers reflecting the investment manager's voluntary reduction of its management fee in connection with the reorganization to 0.80% on the first $200 million of net assets and to 0.75% on net assets over $200 million. Taking into account the voluntary fee reduction, the expenses of the combined fund (1.17%) would be slightly less than the expenses of the Acquired Fund (1.20%), based on fund asset at December 31, 2008. Because the investment manager may end its voluntary fee reduction at any time, there is no guarantee that actual expenses of the combined fund will decline following the reorganization.


Q: WHO IS PAYING THE COSTS OF THE SHAREHOLDER MEETING AND THIS PROXY
   SOLICITATION?
   Contract owners who were beneficial owners of shares of the Acquired Fund on the record date will bear these costs.

Q: WILL I INCUR TAXES AS A RESULT OF THE REORGANIZATION?
   No. The reorganization is not expected to be a taxable event for contract owners. Please see the Tax Consequences discussion in the enclosed proxy statement/prospectus for additional information.

Q: IF APPROVED, WHEN WILL THE REORGANIZATION HAPPEN?
   If shareholders approve the reorganization, it will take place shortly after the shareholder meeting.

Q: IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES?
   No. Upon shareholder approval of the reorganization, the Acquired Fund shares that serve as a funding vehicle for benefits under your variable annuity or variable life contract automatically will be exchanged for shares of the Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Acquired Fund shares held by the shareholder immediately before the reorganization.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?
   After careful consideration, the Board recommends that you vote FOR the reorganization.

Q: HOW AND WHEN DO I VOTE?
   You can vote in one of four ways:
   - By mail with the enclosed voting instruction form
   - By telephone
   - By web site
   - In person at the meeting

   Please refer to the enclosed voting instruction form for the telephone number and internet address. Please vote as soon as possible by following the instructions on the voting instruction form.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?
   If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call toll free at 1-800-950-5872 ext. 37952.

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                             5701 GOLDEN HILLS DRIVE
                        MINNEAPOLIS, MINNESOTA 55416-1297

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 2009

                 AZL[{R}] OPPENHEIMER INTERNATIONAL GROWTH FUND

A special meeting of the shareholders of the AZL Oppenheimer International Growth Fund (the "Acquired Fund") will be held at 10:00 a.m. on October 21, 2009, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota. At the meeting, shareholders will consider the following proposals:

- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL Oppenheimer International Growth Fund, which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), and the AZL AIM International Equity Fund (the "Acquiring Fund"), which is another series of the VIP Trust. Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the assumption of the Acquired Fund's liabilities; and
- Such other business as may properly come before the meeting, or any adjournment of the meeting.

The Acquired Fund issues and sells its shares to certain separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). The separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as a funding vehicle for benefits under variable annuity and variable life insurance contracts issued by Allianz Life and Allianz Life of NY. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Fund and are entitled to vote all of the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the owners of variable annuity and variable life insurance contracts for which the Fund serves as a funding vehicle. This Notice is being delivered to owners of variable annuity and variable life insurance contracts who, by virtue of their ownership of the contracts, beneficially owned shares of the Acquired Fund on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Acquired Fund underlying their contracts.


Shareholders of record at the close of business on July 31, 2009, are entitled to vote at the meeting.




                                        By order of the Board of Directors

                                        Michael J. Radmer, Secretary

August 7, 2009



                       YOU CAN VOTE QUICKLY AND EASILY.

    PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.

                   PROXY STATEMENT/PROSPECTUS - AUGUST 7, 2009

                       ACQUIRED FUND                                  ACQUIRING FUND
AZL[{R}] Oppenheimer International Growth Fund AZL[{R}]     AIM International Equity Fund
         ("Oppenheimer International Growth Fund")          ("AIM International Equity Fund")

This proxy statement/prospectus describes a proposed Agreement and Plan of Reorganization (the "Plan") pursuant to which the outstanding shares of the Oppenheimer International Growth Fund, which currently serves as a funding vehicle for your variable annuity or variable life insurance contract, (the "Acquired Fund") would be exchanged for shares of the AIM International Equity Fund (the "Acquiring Fund"). Both the Acquiring Fund and the Acquired Fund (each a "Fund" and together the "Funds") are series of the Allianz Variable Insurance Products Trust (the "VIP Trust"). The address of the Funds is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. The phone number of the Funds is 877-833-7113.


         THE BOARD OF TRUSTEES OF THE VIP TRUST UNANIMOUSLY RECOMMENDS
                             APPROVAL OF THE PLAN.

THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials, and other information with the SEC (Investment Company Act file no. 811-09491). These reports, proxy materials, and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request e-mailed to publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

You should retain this proxy statement/prospectus for future reference. It sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Additional information is set forth in the Statement of Additional Information, dated the same date as this proxy statement/prospectus, relating to this proxy statement/prospectus. A current prospectus for the Acquiring Fund, which gives a detailed description of the Acquiring Fund's policies, strategies, and restrictions, accompanies this proxy statement/prospectus.

This proxy statement/prospectus was first mailed to Contract Owners on or about August 21, 2009.

WHERE TO GET MORE INFORMATION

FUND REPORTS:                                   THE ACQUIRING FUND:                          THE ACQUIRED FUND:
Prospectus dated April 27, 2009.                Accompanying, and incorporated by reference  Incorporated by reference into this into, this proxy statement/prospectus (cond  proxy statement/prospectus. For a
Annual report for the period ended December 31, ensed version dated August 7, 2009).         copy at no charge, call toll free
2008; and semi-annual report for the period     For a complete copy at no charge, call toll- 877-833-7113 or write to the
ended June 30, 2008.                            free 877-833-7113 or write to the address    address given below this table.
                                                given below this table.

                                       1
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

THIS PROXY STATEMENT/PROSPECTUS:

Statement of Additional Information dated Incorporated by reference into this proxy statement/prospectus. For a copy at no charge,
the same date as this proxy               call toll-free 1-800-624-0197 or write to Allianz VIP Trust, Advisory Management, A 3-
statement/prospectus. This document       825, 5701 Golden Hills Drive, Minneapolis, MN 55416.
contains information about both the
Acquired Fund and the Acquiring Fund.
To ask questions about this proxy         Call toll free 1-800-950-5872 ext. 37952 or write to: Allianz VIP Trust, Advisory
statement/prospectus.                     Management, A3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ADDRESS: Allianz Variable Insurance Products Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ABOUT THE ACQUIRED AND ACQUIRING FUNDS

The Acquired Fund issues and sells its shares to separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). These separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as funding vehicles for benefits under variable annuity and variable life insurance contracts issued by Allianz Life and Allianz Life of NY (the "Contracts"). Each separate account has subaccounts that invest in the Acquired Fund and certain other mutual funds. Owners of the Contracts ("Contract Owners") allocate the value of their Contracts among these subaccounts. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Fund and are entitled to vote all of the shares of each Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the Contract Owners who are eligible to vote at the meeting.

Both the Acquired Fund and the Acquiring Fund are open-end management investment companies. If the Plan is approved, the shares of the Acquiring Fund will be distributed proportionately by the Acquired Fund to the holders of its shares in complete liquidation of the Acquired Fund. As a result of the Plan, each Acquired Fund shareholder would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of that shareholder's holdings in the Acquired Fund.

The following information summarizes the proposed reorganization of the Acquired Fund into the Acquiring Fund (the "Reorganization").

HOW THE REORGANIZATION WILL WORK

* The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares of beneficial interest to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund's shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccount that was invested in the Acquired Fund immediately before the Reorganization. You will not pay any sales charge in connection with this distribution of shares. If you already have an Acquiring Fund account, shares distributed in the Reorganization will be added to that account. As a result, when average cost is calculated for income tax purposes, the cost of the shares in the two accounts you owned will be combined.

FUND INVESTMENT OBJECTIVES

The following table presents the investment objectives for each of the Funds.

            ACQUIRED FUND                  INVESTMENT OBJECTIVE             ACQUIRING FUND            INVESTMENT OBJECTIVE
OPPENHEIMER INTERNATIONAL GROWTH FUND Long-term capital appreciation AIM INTERNATIONAL EQUITY FUND Long-term growth of capital

                                       2
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

                               TABLE OF CONTENTS

SECTION A -- Proposal......................................................4
  PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization.....4
    SUMMARY................................................................4
      How the Reorganization Will Work.....................................4
      Comparison of the Acquired Fund and the Acquiring Fund...............5
      Comparison of Investment Objectives..................................5
      Comparison of Investment Strategies..................................5
      Comparison of Investment Policies....................................6
      Risk Factors.........................................................7
      Performance.........................................................10
      Tax Consequences....................................................12
  FEES AND EXPENSES.......................................................13
  THE REORGANIZATION......................................................14
    Terms of the Reorganization...........................................14
    Conditions to Closing the Reorganization..............................14
    Termination of the Plan...............................................15
    Tax Status of the Reorganization......................................15
    Reasons for the Proposed Reorganization and Board Deliberations.......15
    Boards' Determinations................................................17
    Recommendation and Vote Required......................................17
SECTION B - Proxy Voting and Shareholder Meeting Information..............18
SECTION C - Capitalization, Ownership of Fund Shares and Other Fund
      Information.........................................................19
EXHIBIT A - Agreement and Plan of Reorganization.........................A-1

The prospectus for the Acquiring Fund accompanies this proxy statement/prospectus.

                                       3
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

SECTION A -- PROPOSAL

PROPOSAL: APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY
This proxy statement/prospectus is being used by the Acquired Fund to solicit voting instructions for a proposal to approve the Plan providing for the Reorganization of the Acquired Fund into the Acquiring Fund. A form of the Plan is included as Exhibit A.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus, exhibits and accompanying materials because they contain details that are not in this summary.

HOW THE REORGANIZATION WILL WORK
The following table shows the names of the Acquired Fund and the Acquiring Fund into which it will be merged.

---------------------------------------------------------------------
|            ACQUIRED FUND            |       ACQUIRING FUND        |
---------------------------------------------------------------------
|Oppenheimer International Growth Fund|AIM International Equity Fund|
---------------------------------------------------------------------

* The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares of beneficial interest in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund's shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccount that was invested in the Acquired Fund immediately before the Reorganization.
* As part of the Reorganization, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Acquired Fund account will be transferred to your new Acquiring Fund account. If you do not want your systematic transactions to continue, please contact your financial representative to make changes.
* Neither the Acquired Fund nor the Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.
* After the Reorganization has been completed, contract values that were allocated to subaccounts investing in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund. The Acquired Fund will be terminated.

                                       4
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND
Both the Acquired Fund and the Acquiring Fund:
* Are outstanding series of an open-end management investment company organized as a Delaware statutory trust.
* Have Allianz Investment Management LLC (the "Manager") as their investment adviser.
* Have the same policies for buying and selling shares and the same exchange rights.
* Have the same distribution policies.
* Are available only to Contract Owners who allocate contract value to a subaccount that invests in the Funds.

COMPARISON OF INVESTMENT OBJECTIVES
The following table presents the investment objectives for the Funds.

            ACQUIRED FUND                  INVESTMENT OBJECTIVE             ACQUIRING FUND            INVESTMENT OBJECTIVE
OPPENHEIMER INTERNATIONAL GROWTH FUND Long-term capital appreciation AIM INTERNATIONAL EQUITY FUND Long-term growth of capital

COMPARISON OF INVESTMENT STRATEGIES
Both Funds are international equity funds with a focus on growth, although both Funds may invest a portion of their assets in other securities. The Acquired Fund is subadvised by OppenheimerFunds, Inc., and the Acquiring Fund is subadvised by Invesco Aim Capital Management, Inc.

Detailed strategies for the Acquired Fund and the Acquiring Fund are set forth below:

OPPENHEIMER INTERNATIONAL GROWTH FUND (ACQUIRED FUND)

The Fund emphasizes investments in common stocks of foreign companies. It currently invests mainly in common stocks of growth companies that are domiciled outside the U.S. or have their primary operations outside the U.S. The Fund does not limit its investments to issuers within a specific market capitalization range. At times the Fund may invest a substantial portion of its assets in a particular capitalization range. For example, the Fund currently invests a substantial portion of its assets in stocks issued by small- to mid-sized companies.

The Fund can invest in emerging markets as well as developed markets throughout the world, although it may place greater emphasis on investing in one or more particular regions from time to time, such as Asia, Europe or Latin America. It can invest 100% of its assets in foreign securities. Under normal market conditions:

   o As a fundamental policy, the Fund will invest at least 65% of its total assets in foreign common and preferred stock of issuers in at least three different countries outside the U.S.

   o The Fund will emphasize investments in common stocks of issuers that the Manager considers to be "growth" companies.

The Fund may buy securities convertible into common stock and other securities having equity features. The Fund also can use hedging instruments and certain derivative investments to seek capital appreciation or to try to manage investment risks.

In selecting securities for the Fund, the subadviser (OppenheimerFunds, Inc.) evaluates investment opportunities on a company-by-company basis. The subadviser looks primarily for foreign companies with high growth potential using a "bottom up" investment approach that is, looking at the investment performance of individual stocks before considering the impact of general or industry economic trends. This approach includes fundamental analysis of a company's financial statements and management structure and analysis of the company's operations and product development, as well as the industry of which the issuer is part.

In seeking diversification of the Fund's portfolio, the subadviser currently focuses on the factors below, which may vary in particular cases and may change over time. The subadviser currently searches for:

   o Companies that enjoy a strong competitive position and high demand for their products or services.

   o Companies with accelerating earnings growth and cash flow.

                                       5
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

   o Diversification to help reduce risks of foreign investing, such as currency fluctuations and stock market volatility.

In applying these and other selection criteria, the subadviser considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from global trends. The trends currently considered include telecommunications/media expansion, emerging consumer markets, infrastructure development, natural resources, corporate restructuring, capital market development, health care and biotechnology, and efficiency enhancing technologies and services. The subadviser does not invest a fixed amount of the Fund's assets according to these trends and this strategy and the trends that are considered may change over time. The subadviser monitors individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

AIM INTERNATIONAL EQUITY FUND (ACQUIRING FUND)

The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of international equity securities whose issuers are considered by the Fund's subadviser (Invesco Aim Capital Management, Inc.) to have strong earnings momentum. The Fund invests in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The Fund will normally invest in companies located in at least four countries outside of the United States, emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin.

At the present time, the Fund's subadviser intends to invest no more than 20% of the Fund's total assets in foreign companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The Fund may invest up to 20% of its total assets in securities exchangeable for or convertible into marketable equity securities of foreign issuers. The Fund may also invest up to 20% of its total assets in high-grade short-term securities and debt securities, including U.S. Government obligations, investment grade corporate bonds, or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies.

The subadviser employs a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis and portfolio construction techniques. The strategy primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes. Investments for the portfolio are selected "bottom-up" on a stock-by-stock basis. The focus is on the strengths of individual companies, rather than sector or country trends. The subadviser may consider selling a security for several reasons, including when (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its stock price appears to be overvalued, or (3) a more attractive opportunity is identified.

For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

COMPARISON OF INVESTMENT POLICIES
If shareholders of the Acquired Fund approve the Reorganization, they will be subject to the investment policies of the Acquiring Fund. Other than as described herein, the Manager does not believe that the differences between the investment policies result in any material difference in the way the Funds are managed.

Both of the Funds are international equity funds with a focus on growth and have substantially similar investment policies. Both Funds seek as an investment objective to provide long-term capital growth, and both Funds invest primarily in foreign equity securities but may invest in other securities. The Acquired Fund, as a fundamental policy, will invest at least 65% of its total assets in foreign common and preferred stock of issuers in at least three different countries outside the U.S. The Acquiring Fund will normally invest in companies located in at least four countries outside of the United States, but this is not a fundamental policy and it may be changed at any time. Both Funds may invest in both developed and developing (or emerging) markets; however, while the Acquiring Fund's subadviser intends to invest no more than 20% of the Fund's total assets in developing markets, the Acquired Fund has no such policy.

                                       6
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

RISK FACTORS
The principal investment strategies of both Funds are generally comparable. Accordingly, both Funds also have principal investment risks that are generally comparable. Depending upon its assessment of changing market conditions, the subadviser of each Fund may emphasize particular asset classes or particular investments at any given time, which may change the risks associated with the Fund. The fact that a risk is not identified as a principal risk for a particular Fund does not mean that the Fund may not be subject to that risk. For example, a Fund may be permitted to invest in derivatives, but may do so infrequently or ordinarily to such a limited extent that the risk associated with investing in derivatives may not be a principal risk of that Fund. The Statement of Additional Information for the Acquiring Fund, which is incorporated by reference in this proxy statement/prospectus, contains detailed information on the Acquiring Fund's permitted investments and investment restrictions.

The principal risks of investing in the Acquired Fund and the Acquiring Fund are comparable and are shown in the tables below. A discussion of each of the various principal risks follows the tables.

RISK                        OPPENHEIMER INTERNATIONAL GROWTH FUND AIM INTERNATIONAL EQUITY FUND
                                       (ACQUIRED FUND)                  (ACQUIRING FUND)
Market Risk                                   X                                 X
Issuer Risk                                   X                                 X
Selection Risk                                X                                 X
Growth Stocks Risk                            X                                 X
Capitalization Risk                           X
Foreign Risk                                  X                                 X
Currency Risk                                 X                                 X
Emerging Markets Risk                         X                                 X
Interest Rate Risk                                                              X
Derivatives Risk                              X
Convertible Securities Risk                   X                                 X
Liquidity Risk                                X

* MARKET RISK: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund's portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund's portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities.
* ISSUER RISK: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's products or services.
* SELECTION RISK: The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund's assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.

                                       7
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

* GROWTH STOCKS RISK: The returns on growth stocks may or may not move in tandem with the returns on other categories of stocks, or the stock market as a whole. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.
* CAPITALIZATION RISK: To the extent the Fund invests significantly in small and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies' securities and the Fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. The value of some of the Fund's investments will rise and fall based on investor perception rather than economic factors.
* FOREIGN RISK: Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.
* CURRENCY RISK: Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.
* EMERGING MARKETS RISK: In addition to the risks described under "Foreign Risk", issuers in emerging markets may present greater risk than investing in foreign issuers generally. Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.
* INTEREST RATE RISK: Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.


* DERIVATIVES RISK: The Fund may invest in derivatives. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not

                                       8
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
   correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to "cash settle") are not covered through ownership of the underlying security, financial instrument, or currency. The obligation to segregate assets may result in the Fund not achieving its objectives.


* CONVERTIBLE SECURITIES RISK: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise, and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.
* LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.


                                       9
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

PERFORMANCE
Performance information for the Funds is shown below.

The following bar charts and tables provide an indication of the risks of an investment in the Funds by showing changes in their performance from year to year and by showing how the Funds' average annual returns for one year, five years and since inception (as applicable) compare with those of a broad measure of market performance.

Both the bar charts and the tables assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Funds' performance would have been lower.

The performance of the Funds will vary from year to year. The Funds' performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Funds will perform in the future.

OPPENHEIMER INTERNATIONAL GROWTH FUND (ACQUIRED FUND)

[BAR CHART GRAPHIC 2002: -13.90%, 2003: 33.77%, 2004: 14.48%, 2005: 14.18%,
2006: 28.98%, 2007: 12.29%, 2008: -44.14%]

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q2, 2003) 18.39%
 Lowest (Q4, 2008)  -21.86%

AVERAGE ANNUAL TOTAL RETURNS

                                         INCEPTION   ONE YEAR ENDED DECEMBER 31,     FIVE YEARS ENDED DECEMBER 31,   SINCE INCEPTION
                                                                2008                             2008
AZL Oppenheimer International Growth     11/5/2001             -44.14%                           1.12%                    3.15%
Fund
MSCI EAFE Index                                                -43.38%                           1.66%                    3.61%

The Fund's performance is compared to the Morgan Stanley Capital International, Europe, Australasia and Far East (MSCI EAFE) Index, an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

                                       10
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

AIM INTERNATIONAL EQUITY FUND (ACQUIRING FUND)

[BAR CHART GRAPHIC 2003: 27.14%, 2004: 22.13%, 2005: 16.36%, 2006: 27.04%,
2007: 14.62%, 2008: -41.51%]

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q4, 2003) 14.51%
 Lowest (Q4, 2008)  -20.57%

AVERAGE ANNUAL TOTAL RETURNS

                                  INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 FIVE YEARS ENDED DECEMBER 31, 2008 SINCE INCEPTION
AZL AIM International Equity Fund 5/1/2002              -41.51%                            3.89%                     3.47%
MSCI EAFE Index                                         -43.38%                            1.66%                     3.41%

The Fund's performance is compared to the Morgan Stanley Capital International, Europe, Australasia and Far East (MSCI EAFE) Index, an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

                                       11
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

 TABLE A-1

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

FUND (inception date)                     LAST 1 YEAR LAST 2 YEARS LAST 3 YEARS LAST 5 YEARS SINCE INCEPTION
AZL Oppenheimer International Growth Fund   -44.14%     -20.80%       -6.82%       1.12%          3.15%
(11/5/2001)
AZL AIM International Equity Fund           -41.51%     -18.12%       -5.21%       3.89%          3.47%
(5/1/2002)

TAX CONSEQUENCES
If the separate accounts investing in the Funds and the Contracts are properly structured under the insurance company provisions of the federal tax law (as the Manager believes is the case), the Reorganization will not be a taxable event for Contract Owners who have a portion of their variable annuity contract allocated to the Funds, regardless of the tax status of the Reorganization.

As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from Dorsey & Whitney LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, shareholders (the separate accounts of Allianz Life and Allianz Life of New York) will not recognize taxable gain or loss as a result of the Reorganization.


As a result of the Reorganization, the Acquiring Fund will succeed to certain tax attributes of the Acquired Fund, except that the amount of an Acquired Fund's accumulated capital loss carry forwards (plus any net capital loss that the Acquired Fund sustains during its taxable year ending on the applicable Closing Date and any net unrealized built-in loss it has on that date) that the Acquiring Fund may use to offset capital gains it recognizes after its Reorganization, generally in the eight succeeding taxable years, may be subject to an annual limitation under Sections 382 and 383 of the Code.


For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."

                                       12
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

FEES AND EXPENSES
The following table describes the fees and expenses as of the end of the most recent fiscal year that you pay if you buy and hold shares of the Acquired Fund or shares of the Acquiring Fund. The table also shows estimated pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. The table does not reflect the expenses that apply to the subaccounts or the Contracts. Inclusion of these charges would increase expenses for all periods shown. The fees and expenses below exclude the costs of the Reorganization. See "Reasons for the Proposed Reorganization and Board Deliberations" for additional information concerning the allocation of the costs of the Reorganization.

TABLE A-2

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) The following table is based on fund assets as of December 31, 2008.


                OPPENHEIMER INTERNATIONAL       AIM INTERNATIONAL     AIM INTERNATIONAL EQUITY FUND - PRO FORMA WITH OPPENHEIMER
               GROWTH FUND (ACQUIRED FUND)   EQUITY FUND (ACQUIRING                    INTERNATIONAL GROWTH FUND
                                                      FUND)
Management       0.75% (a)                      0.90% (a)(b)            0.90% (b)(c)
Fee
Distribution     0.25%                          0.25%                   0.25%
(12b-1) Fees
(d)
Other            0.20%                          0.22%                   0.14%
Expenses
Total Annual     1.20%                          1.37% (b)               1.29% (b)
Operating
Expenses (e)

(a)The management fee rate is the contractual rate charged for the Fund's most recent fiscal year, which ended December 31, 2008.
(b)As of the date of this proxy statement/prospectus, the Manager is voluntarily reducing the management fee to 0.85% on net assets over $250 million. In connection with the Reorganization, the Manager will voluntarily reduce the management fee for the combined Fund to 0.80% on the first $200 million of net assets and to 0.75% on net assets over $200 million. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time. If the voluntary management fee reduction were reflected in the table, the Total Annual Fund Operating Expenses would be lower.
(c)The management fee rate shown reflects what the rate would be under the current management fee schedule for the Acquiring Fund based on the combined assets of the Funds for the fiscal year ended December 31, 2008.
(d)The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays Allianz Life Financial Services, LLC, the Fund's distributor, an annual fee of up to 0.25% of average daily net assets as payment for distributing its shares and providing shareholder services.
(e)The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.45% through April 30, 2010. The Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of Other Expenses paid by the Manager provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that such reimbursements to the Manager are expected in the upcoming year, the amount of the reimbursements, if any, is included in the financial statements in the Fund's shareholder reports and is reflected in Other Expenses in the table above. Any obligations of the Acquired Fund to reimburse the Manager will not carry forward to the Acquiring Fund following the Reorganization.


                                       13
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

EXAMPLE: Use the following tables to compare fees and expenses of the Acquired Fund to other investment companies. The tables illustrate the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. The tables also show pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been in effect for the periods shown. The tables do not reflect the effect of any fee or expense waivers. The tables also do not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.

FUND                                                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
Oppenheimer International Growth Fund (Acquired Fund)                                  $122    $381    $660   $1,455
AIM International Equity Fund (Acquiring Fund)                                         $139    $434    $750   $1,646
AIM International Equity Fund - Pro Forma with Oppenheimer International Growth Fund   $131    $409    $708   $1,556

THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. THIS EXAMPLE DOES NOR REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THSE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.

THE REORGANIZATION

TERMS OF THE REORGANIZATION
The Board has approved the Plan, a copy of which is attached as Exhibit A. The Plan provides for the Reorganization on the following terms:
* The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Acquired Fund and the Acquiring Fund.
* The Acquired Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. These shares will immediately be distributed by the Acquired Fund to its shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. As a result, shareholders (the separate accounts) of the Acquired Fund will become shareholders of the Acquiring Fund. Contract values that were allocated to subaccounts invested in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund.
* Neither the Acquired Fund nor any Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.
* The net asset value of the Acquired Fund and the Acquiring Fund will be computed as of 3:00 p.m. Central time, on the closing date.
* After the Reorganization, the Acquired Fund will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION
The completion of the Reorganization is subject to certain conditions described in the Plan, including:
* The Acquired Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.
* The Funds will have received any approvals, consents, or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.
* An effective registration statement on Form N-14 will be on file with the SEC.
* The Contract Owners who are eligible to provide voting instructions for the meeting will have approved the Plan.
* The Acquired Fund will receive an opinion of tax counsel that the proposed Reorganization will be tax-free for the Acquired Fund and the Acquiring Fund and for the separate accounts that are the shareholders of the Acquired Fund.

                                       14
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

TERMINATION OF THE PLAN
The Plan and the transactions contemplated by it may be terminated and abandoned by resolutions of the Board of Trustees of the Acquired Fund or the Acquiring Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Acquired Fund or the Acquiring Fund, or the trustees, officers, or shareholders of the Acquired Fund or the Acquiring Fund.

TAX STATUS OF THE REORGANIZATION
The exchange of the Acquired Fund's assets for shares of the Acquiring Fund, and the subsequent distribution of those shares to the Acquired Fund shareholders and the liquidation of the Acquired Fund, are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Code. The Acquired Fund and the Acquiring Fund will receive an opinion of Dorsey & Whitney LLP, based in part on certain representations by the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   *  The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   * Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of Acquired Fund which are distributed by Acquired Fund prior to the Closing.
   * The tax basis of the Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund shares exchanged therefor.
   * The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which the Acquired Fund shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time.
   * The Acquired Fund will recognize no income, gain, or loss by reason of the Reorganization.
   * The Acquiring Fund will recognize no income, gain, or loss by reason of the Reorganization.
   * The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   * The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   * The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS
The Board believes that the proposed Reorganization will be advantageous to Acquired Fund shareholders based on its consideration of the following matters:
* TERMS AND CONDITIONS OF THE REORGANIZATION. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.
* TAX CONSEQUENCES. The Board considered the tax-free nature of the Reorganization.
* CONTINUITY OF INVESTMENT. The Board considered the compatibility of the Funds and the degree of similarity between the investment objectives and the principal investment strategies for the Funds. The Board considered the fact that the Acquired Fund and the Acquiring Fund have comparable investment objectives and, except as described in this proxy statement, investment strategies and policies that are substantially similar. The Board also took note of the fact that following the Reorganization, shareholders of the Acquired Fund will be invested in a Fund holding a portfolio whose characteristics are similar to those of the portfolio currently held by the Acquired Fund, except as described in this proxy statement.


* EXPENSE RATIOS. The Board considered the relative expenses of the Funds. At December 31, 2008, the end of the Funds' most recent fiscal year, the total operating expense ratio for the Acquiring Fund was higher than the total operating expense ratio for the Acquired Fund. The Board noted that the management fee of the Acquiring Fund for fiscal year 2008 was higher than the management fee of the Acquired Fund for fiscal year 2008. The Board also noted

                                       15
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
  that both Funds have the same Distribution (12b-1) Fees and that the Acquiring Fund's Other Expenses are slightly higher than those of the Acquired Fund. The Board considered the Manager's proposed voluntary management fee waiver in connection with the Reorganization, which includes a breakpoint and reduces the Acquiring Fund's management fee by 0.10% on the first $200 million in net assets and by 0.15% on net assets over $200 million. The Board considered that, taking into account the Manager's voluntary management fee waiver, the net operating expenses of the Acquiring Fund after the Reorganization are expected to be slightly less than the expenses of the Acquired Fund before the Reorganization. In addition, the shareholders of the Acquired Fund are expected to see other benefits, such as economies of scale, which make the Reorganization desirable for Acquired Fund shareholders and are expected to decrease expenses over time.


  The Board also considered the possibility that both higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows, or reduced outflows, may reduce the risk that, if net assets of the Acquired Fund fail to grow, or even diminish, the Acquired Fund's total expense ratio could rise from current levels as fixed expenses become a larger percentage of net assets. The Board noted that both the Acquired Fund and the Acquiring Fund are subject to expense limitation agreements that will remain in place through at least April 30, 2010, and are currently operating with expenses below the cap contained in the respective expense limitation agreements. Also, the Board noted that the Acquiring Fund is not currently subject to reimbursements to the Manager for expenses previously waived by the Manager.
* ECONOMIES OF SCALE. The Board considered the advantage of combining Funds with similar investment objectives and strategies. The Board believes that the combined Fund may have the opportunity to take advantage of the economies of scale associated with a larger fund. The combined Fund may have better prospects for growth than either Fund separately. For example, a larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Furthermore, as indicated above, fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis, may be reduced.
* COSTS. The Board noted that the Acquired Fund will bear the expenses of printing and mailing communications to the Contract Owners who beneficially owned its shares and that all other expenses of the Reorganization, including accounting, legal, and custodial expenses, and any costs related to repositioning of the Acquiring Fund's portfolio after the Reorganization, will be allocated equally between the Acquired Fund and the Acquiring Fund. The Board also noted that the estimated total reorganization costs, including repositioning costs, would be less than $0.01 per share of the combined Funds. The Board considered the Manager's analysis showing that the reduction in annual operating expenses for the Acquired Fund and the Acquiring Fund resulting from the Reorganization is likely to be greater than the expenses of the Reorganization to be borne by the Acquired Fund or Acquiring Fund, as the case may be.
* DILUTION. The Board considered the fact that the Reorganization will not dilute the interests of the current Contract Owners with contract values allocated to subaccounts investing in the Acquired Fund because it would be effected on the basis of the relative net asset value per share of the Acquired Fund and the Acquiring Fund, respectively. Thus, subaccounts holding shares of the Acquired Fund will receive shares of the Acquiring Fund equal in value to their shares in the Acquired Fund.
* PERFORMANCE AND OTHER FACTORS. The Board considered the relative performance records of the Funds. The Board took into account the better overall track record of the Acquiring Fund, when compared to the Acquired Fund, over the past five years, and the greater consistency of the Acquiring Fund's returns compared to those of the Acquired Fund. While the Board was cognizant of the fact that an Acquiring Fund's past performance is no guarantee of its future results, it did recognize that the better overall track record of an Acquiring Fund could help attract more assets into the combined Funds and therefore could increase shareholder confidence in the combined Fund. The Board concluded that increased inflows, or reduced outflows, could lead to further economies of scale (see "Economies of Scale" above).
  The Board also considered the fact that the Funds have similar investment objectives and similar investment strategies. The Reorganization should allow for a concentrated selling effort, thereby potentially benefiting shareholders of the combined Funds. The Board further took into account the Manager's belief that the Acquired Fund, as a stand-alone Fund, was unlikely to experience significant growth in assets as a result of inflows.


* POTENTIAL EFFECTS ON THE MANAGER. The Board considered the potential benefits from the Reorganization that could be realized by the Manager. The Board recognized that the potential benefits to the Manager consist principally of higher management fees - the contractual management fee for the Acquiring Fund (0.90%) is higher than that for the Acquired Fund (0.75%). Other potential benefits to the Manager include economies of scale and the elimination of

                                       16
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009
  expenses incurred in duplicative efforts to administer separate funds. The Board noted, however, that shareholders of the Acquired Fund will benefit over time from any decrease in overall operating expense ratios resulting from the proposed Reorganization. The Board also noted that the proposed Reorganization would increase the amount of management fees that the Manager retains after payment of the subadvisory fees. The table below assumes that the Reorganization has taken place and gives effect to the additional temporary reduction in management fees payable to Manager. See Table A-2 above for information concerning current management fees for both Funds and the voluntary reductions in management fees that are currently in effect and have been proposed for the Funds.


FUND                                                                          MANAGEMENT FEE RETAINED AFTER PAYMENT OF SUBADVISORY
                                                                                                     FEE (1)
Oppenheimer International Growth Fund (Acquired Fund)                                                 0.18%
AIM International Equity Fund (Acquiring Fund)                                                        0.25%
   Weighted Average Before Reorganization                                                             0.22%
AIM INTERNATIONAL EQUITY FUND - PRO FORMA WITH OPPENHEIMER INTERNATIONAL                              0.33% (2)
      GROWTH FUND

 (1)Calculations are as of May 31, 2009, using monthly average assets under management for May 2009.
 (2)Calculated using management fee rates and subadvisory fee rates effective October 26, 2009.


Each Trustee carefully considered the factors described above and evaluated the merits of the Reorganization in accordance with his or her own experience and business judgment. Although each Trustee independently formed his or her own judgment on the proposed Reorganization, the Board accepted the Manager's analysis that the Acquired Fund had not reached a size at which it could expect to realize economies of scale and that, in light of current market conditions and past performance of the Acquired Fund, it was not likely to reach such a size. The Board also accepted the Manager's analysis that the Acquiring Fund has better potential to reach a size to realize economies of scale due to the Acquiring Fund's larger size and better overall performance and because the Acquiring Fund can expect investments of assets from Allianz funds of funds (which invest in certain permitted underlying funds, such as the Acquiring
Fund), while the Acquired Fund is not likely to receive such investments.

The Board carefully considered the Manager's analysis of Fund expense ratios, which indicated while the contractual expenses of the combined fund would be higher than those of the Acquired Fund, actual expenses of the Acquired Fund likely would decrease taking into account the Manager's voluntary fee reduction in connection with the Reorganization. The Board recognized, however, that the investment manager may withdraw its voluntary fee reduction at any time and that there is no guarantee that actual expenses of the combined fund will decline following the reorganization. The Board also carefully considered that the Reorganization would allow the Manager to retain more of its management fee after payment of subadvisory fees, but concluded that the expected benefits of the Reorganization to fund shareholders outweigh any benefit to the Manager.


BOARD DETERMINATIONS
After considering the factors described above and other relevant information at an in-person meeting held on June 10, 2009, the Board of Trustees of the Acquired Fund, including a majority of the independent Board members found that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquired Fund would not be diluted as a result of the Reorganization.

The Board of Trustees of the Acquiring Fund approved the Plan at the meeting held on June 10, 2009. Among other factors, the Board members considered the terms of the Plan, the provisions intended to avoid the dilution of Contract Owners' interests, and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquiring Fund will not be diluted as a result of the Reorganization.

RECOMMENDATION AND VOTE REQUIRED


The Board recommends that Contract Owners who are entitled to vote at the meeting approve the proposed Plan. Approval of the Plan requires the affirmative vote, in person or by proxy, of a majority of the voting power of the outstanding shares of the Fund on the record date, July 31, 2009. Each share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share held by a shareholder on the record date. If the Plan is not approved by the Acquired Fund, the Board will consider what further action should be taken.


                                       18
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

If shareholder approval is obtained, the Reorganization is scheduled to be effective on or about October 23, 2009.

SECTION B - PROXY VOTING AND SHAREHOLDER MEETING INFORMATION
REFERENCE TO THE "FUND" IN THIS SECTION IS A REFERENCE TO THE ACQUIRED FUND.


A special meeting of shareholders of the Acquired Funds will be held as specified in the Notice of Special Meeting that accompanies this proxy statement/prospectus. At the meeting, shareholders (the separate accounts) will vote their shares of the Acquired Funds. You have the right to instruct Allianz Life and Allianz Life of NY (together, "Allianz") on how to vote the shares of the Acquired Funds held under your Contract. Unless you plan to attend the Meeting and vote in person, your voting instructions must be received (by mail, phone or Internet) no later than 4:00 p.m. Central time on the day prior to the Meeting.


The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value, the Contract Owner is permitted to vote one Fund share. We count fractional votes. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposal described above. Allianz will vote any shares for which it does not receive a voting instruction form, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of shareholders could determine the outcome of any proposal.


For the Meeting to proceed, there must be a quorum. This means that at least 25% of a Fund's shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Funds, its presence at the Meeting in person or by proxy will meet the quorum requirement.

You may revoke your voting instructions up until 4:00 p.m. Central time on the day prior to the Meeting by giving written notice to Allianz prior to that time by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416,or by executing and returning to Allianz a voting instruction form with a later date. You may also attend the Meeting and vote in person. If you need a new voting instruction form, please call the Fund at 1-800-950-5872 ext. 35857, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "FOR" the proposal.

The Acquired Funds will pay all costs of solicitation, including the cost of preparing and mailing the Notice of a Special Meeting of shareholders and this proxy statement/prospectus to Contract Owners. Representatives of the Manager, without cost to the Fund, also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls.


DISSENTERS' RIGHTS OF APPRAISAL. There are no appraisal or dissenters' rights for shareholders of the Acquired Fund. Delaware law does not grant beneficiaries of statutory trusts who dissent from approval of the Reorganization the right to demand an appraisal for their interests and payment of their fair cash value. As a result, shareholders who object to the Reorganization do not have a right to demand a different payment for their shares of beneficial interest.

OTHER MATTERS. Management of the Fund anticipates that an election of Trustees and ratification of the auditors also will be conducted at the Meeting. You will receive a separate proxy statement containing information regarding these other matters if you are eligible to vote on them. Otherwise, management of the Fund knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

ADJOURNMENT. In the event that voting instructions received by the time scheduled for the meeting are not sufficient to approve the Reorganization, representatives of Allianz may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. Representatives of Allianz will vote in favor of adjournment. The Acquired Fund will pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient voting instructions have been received.

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              The Allianz Variable Insurance Products Trust - Proxy
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

SECTION C - CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION IN THIS SECTION REFERENCE TO THE "FUND" IS A REFERENCE TO THE ACQUIRING FUND AND THE ACQUIRED FUND.

This section contains the following information about the Funds:

TABLE   CONTENT

        (all information is shown for the fiscal year ended December 31, 2008, unless noted otherwise)

C-1 Actual and pro forma capitalization of the Acquired Fund and the Acquiring Fund

C-2     Actual and pro forma ownership of Fund shares

CAPITALIZATION

The following table shows the capitalization of the Funds at December 31, 2008, and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. ACTUAL AND PRO FORMA CAPITALIZATION OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS

FUND                                                                                  NET ASSETS  NET ASSET VALUE SHARES OUTSTANDING
                                                                                                     PER SHARE
Oppenheimer International Growth Fund (Acquired Fund)*                               $114,648,574     $10.40          11,026,155
AIM International Equity Fund (Acquiring Fund)                                       $176,746,490     $10.31          17,138,394
Adjustments**                                                                         -$147,500         --                76,544
AIM International Equity Fund - Pro Forma with Oppenheimer International Growth Fund $291,247,564     $10.31          28,241,093

* The number of Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date.

**The adjustment to net assets represents the impact as a result of the estimated Reorganization fees and expenses that will be paid by the Funds, and the adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.

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

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund's outstanding shares at the record date. At the record date, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2. ACTUAL AND PRO FORMA OWNERSHIP OF FUND SHARES

FUND                                        5% OWNERS            PERCENT OF SHARES        PERCENT OF SHARES HELD FOLLOWING THE
                                                                       HELD                          REORGANIZATION
---------------------------------------- ------------------------------ ------------------------ ------------------------
Oppenheimer International Growth Fund        Allianz Life Variable
                                                   Account B                    95.76%                     N/A
AIM International Equity Fund                Allianz Life Variable              68.04%                   78.15%
                                                   Account B
                                               AZL Fusion Growth                13.50%                    8.58%
                                              AZL Fusion Moderate               11.03%                    7.01%
                                              AZL Fusion Balanced                5.34%                    3.39%


                                       20
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

EXHIBIT A -AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL Oppenheimer International Growth Fund (the "Acquired Fund"), and the same statutory trust (in this role, the "Buying Trust") on behalf of its series, the AZL AIM International Equity Fund (the "Acquiring Fund").

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.

-----------------------------------------------------------------------------
|              ACQUIRED FUND              |         ACQUIRING FUND          |
-----------------------------------------------------------------------------
|AZL Oppenheimer International Growth Fund|AZL AIM International Equity Fund|
-----------------------------------------------------------------------------

In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the VIP Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.

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              The Allianz Variable Insurance Products Trust - Proxy
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

4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.
   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.

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

   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:

                                       A-3
              The Allianz Variable Insurance Products Trust - Proxy
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
      (1)liabilities disclosed in the Acquired Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.

                                       A-4
              The Allianz Variable Insurance Products Trust - Proxy
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
   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9. FURTHER CONDITIONS TO THE OBLIGATIONS OF THE BUYING TRUST AND THE SELLING TRUST. As a further condition to the obligations of the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund hereunder, the VIP Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received the opinion of Dorsey & Whitney LLP addressed to the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the VIP Trust on behalf of the Acquired Fund and the Acquiring Fund, substantially to the effect that:
   a. The Reorganization will constitute a reorganization within the meaning of
      Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.
   b. Acquired Fund shareholders will recognize no income, gain, or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund shareholders subject to taxation will recognize income upon

                                       A-5
              The Allianz Variable Insurance Products Trust - Proxy
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
      receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Closing.
   c. The tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor.
   d. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shares were held as a capital asset at the Effective Time.
   e. The Acquired Fund will recognize no income, gain or loss by reason of the Reorganization.
   f. The Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization.
   g. The tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time.
   h. The holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund.
   i. The Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.
   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

                                       A-6
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

                                       A-7
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL Oppenheimer International Growth Fund



By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President



ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL AIM International Equity Fund



By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

                                       A-8
              The Allianz Variable Insurance Products Trust - Proxy
                      Statement/Prospectus - August 7, 2009

--------------------------------------------------------------------------------
                                     PROXY 7
--------------------------------------------------------------------------------

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                        AZL TargetPLUS[SM] Balanced Fund

                             5701 Golden Hills Drive
                           Minneapolis, MN 55416-1297

Dear Allianz Life and Allianz Life of New York Variable Annuity Contract Owner:

The Board of Trustees of the AZL TargetPLUS Balanced Fund (the "Acquired Fund"), a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), is pleased to submit a proposal to reorganize the Acquired Fund into the AZL Balanced Index Strategy Fund (the "Acquiring Fund"), which is a series of the Allianz Variable Insurance Products Fund of Funds Trust.

As the owner of a variable annuity contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, you beneficially own shares of the Acquired Fund. Accordingly, we ask that you indicate whether you approve or disapprove of the proposed reorganization affecting your Fund by submitting instructions on how to vote your beneficial shares by phone, internet, or mail.

The proposed reorganization is being undertaken for several reasons, including:
   o Reducing contractual management fees and overall expenses for shareholders of the Acquired Fund; and
   o Providing further economies of scale.

THE BOARD OF TRUSTEES OF THE VIP TRUST BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE ACQUIRED FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL.

The Board considered various factors in reviewing the proposed reorganization on behalf of the Acquired Fund's shareholders, including, but not limited to, the following:
   * The similarity in investment objective and investment allocation between the Acquired Fund and the Acquiring Fund.
   * The expectation that the reorganization will reduce expense ratios for the Funds and achieve other economies of scale.
   * The expectation that the reorganization will have no tax consequences for contract owners.

If the proposal is approved, the Acquiring Fund will acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for newly issued shares of the Acquiring Fund. These Acquiring Fund shares in turn will be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. In order to accomplish the proposed reorganization, the Board of Trustees of the Acquired Fund submits for your approval an Agreement and Plan of Reorganization with respect to the Acquired Fund.

Whether or not you plan to attend the meeting, please review the enclosed voting instruction form. You may submit your instructions on voting the shares that you beneficially own by phone, internet, or mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the entire proxy statement/prospectus carefully before you vote.

Thank you for your prompt attention to this important matter.

                                       Sincerely,

                                       Jeffrey W. Kletti
                                       President

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         PROXY STATEMENT/PROSPECTUS Q&A

HERE IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR THE AZL TARGETPLUS BALANCED FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS.

Q: WHY IS THE REORGANIZATION BEING PROPOSED?
   The reorganization is being proposed in an effort to reduce operating expenses for funds available to owners of variable annuity contracts issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York and to provide further economies of scale.

   Your Board of Trustees has determined that the reorganization is in the best interests of the Acquired Fund's shareholders and recommends that you vote FOR the reorganization.

Q: WILL THE EXPENSES OF THE FUND IN WHICH I PARTICIPATE INCREASE AS A RESULT OF
   THE REORGANIZATION?
   No. The total expense ratio for the Acquiring Fund following the reorganization is expected to be lower than the total expense ratio for the Acquired Fund prior to the reorganization.

Q: WHO IS PAYING THE COSTS OF THE SHAREHOLDER MEETING AND THIS PROXY
   SOLICITATION?
   Contract owners who were beneficial owners of shares of the Acquired Fund on the record date will bear these costs.

Q: WILL I INCUR TAXES AS A RESULT OF THE REORGANIZATION?
   No. The reorganization is not expected to be a taxable event for contract owners. Please see the Tax Consequences discussion in the enclosed proxy statement/prospectus for additional information.

Q: IF APPROVED, WHEN WILL THE REORGANIZATION HAPPEN?
   If shareholders approve the reorganization, it will take place shortly after the shareholder meeting.

Q: IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES?
   No. Upon shareholder approval of the reorganization, the Acquired Fund shares that serve as a funding vehicle for benefits under your variable annuity contract automatically will be exchanged for shares of the Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Acquired Fund shares held by the shareholder immediately before the reorganization.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?
   After careful consideration, the Board recommends that you vote FOR the reorganization.

Q: HOW AND WHEN DO I VOTE?
   You can vote in one of four ways:
   - By mail with the enclosed voting instruction form
   - By telephone
   - By web site
   - In person at the meeting

   Please refer to the enclosed voting instruction form for the telephone number and internet address. Please vote as soon as possible by following the instructions on the voting instruction form.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?
   If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call toll free at 1-800-950-5872 ext. 37952.

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                            5701 GOLDEN HILLS DRIVE
                       MINNEAPOLIS, MINNESOTA 55416-1297

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 21, 2009



                        AZL TARGETPLUS[SM] BALANCED FUND


A special meeting of the shareholders of the AZL TargetPlus Balanced Fund (the "Acquired Fund") will be held at 10:00 a.m. on October 21, 2009, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota. At the meeting, shareholders of the Acquired Fund will consider the following proposals:

- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL TargetPlus Balanced Fund, which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), and the AZL Balanced Index Strategy Fund (the "Acquiring Fund"), which is a series of the Allianz Variable Insurance Products Fund of Funds Trust. Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the assumption of the Acquired Fund's liabilities; and
- Such other business as may properly come before the meeting, or any adjournment of the meeting.

The Acquired Fund issues and sells shares to certain separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). The separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as a funding vehicle for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Fund and are entitled to vote all of the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the owners of variable annuity contracts for which the Fund serves as a funding vehicle. This Notice is being delivered to owners of variable annuity contracts who, by virtue of their ownership of the contracts, beneficially owned shares of the Acquired Fund on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Acquired Fund underlying their contracts.

Shareholders of record at the close of business on July 31, 2009, are entitled to vote at the meeting.



                                        By order of the Board of Directors

                                        Michael J. Radmer, Secretary

August 7, 2009

                       YOU CAN VOTE QUICKLY AND EASILY.

    PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.

                  PROXY STATEMENT/PROSPECTUS - AUGUST 7, 2009

         ACQUIRED FUND                             ACQUIRING FUND
AZL TargetPlus[SM] Balanced Fund      AZL[{R}] Balanced Index Strategy Fund
  ("TargetPlus Balanced Fund")            ("Balanced Index Strategy Fund")

This proxy statement/prospectus describes a proposed Agreement and Plan of Reorganization (the "Plan") pursuant to which the outstanding shares of the TargetPlus Balanced Fund, which serves as a funding vehicle for your variable annuity contract, (the "Acquired Fund") would be exchanged for shares of the Balanced Index Strategy Fund (the "Acquiring Fund"). Both the Acquiring Fund and the Acquired Fund (each a "Fund" and together the "Funds") are named above. The Acquired Fund is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"); the Acquiring Fund is a series of the Allianz Variable Insurance Products Fund of Funds Trust (the "FOF Trust"). The address of the Funds is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. The phone number of the Funds is 877-833-7113.

         THE BOARD OF TRUSTEES OF THE VIP TRUST UNANIMOUSLY RECOMMENDS
                             APPROVAL OF THE PLAN.

THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials, and other information with the SEC (Investment Company Act file no. 811-09491 (VIP Trust) and no. 811-21624 (FOF Trust)). These reports, proxy materials, and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request e-mailed to publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

You should retain this proxy statement/prospectus for future reference. It sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Additional information is set forth in the Statement of Additional Information, dated the same date as this proxy statement/prospectus, relating to this proxy statement/prospectus. A current prospectus for the Acquiring Fund, which gives a detailed description of the Acquiring Fund's policies, strategies, and restrictions, accompanies this proxy statement/prospectus.


This proxy statement/prospectus was first mailed to contract owners on or about August 21, 2009.

WHERE TO GET MORE INFORMATION

FUND REPORTS:                                   THE ACQUIRING FUND:                          THE ACQUIRED FUND:
Prospectus dated April 27, 2009.                Accompanying, and incorporated by reference   Incorporated by reference into this
                                                into, this proxy statement/prospectus.
                                                (Condensed version dated August 7, 2009.)     proxy statement/prospectus. For a
Annual report for the period ended December 31, For a complete copy at no charge, call toll-  copy at no charge, call toll free
2008; and semi-annual report for the period     free 877-833-7113 or write to the address     877-833-7113 or write to the
ended June 30, 2008.                            given below this table.                       address given below this table.



  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

THIS PROXY STATEMENT/PROSPECTUS:

Statement of Additional Information dated  Incorporated by reference into this proxy statement/prospectus. For a copy at no charge,
the same date as this proxy                call toll-free 1-800-624-0197 or write to Allianz VIP Trust, Advisory Management, A3-825,
statement/prospectus. This document        5701 Golden Hills Drive, Minneapolis, MN 55416.
contains information about both the
Acquired Fund and the Acquiring Fund.
To ask questions about this proxy          Call toll free 1-800-950-5972 ext. 37952 or write to: Allianz VIP Trust, Advisory
statement/prospectus.                      Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ADDRESS:Allianz Variable Insurance Products Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416.

       Allianz Variable Insurance Products Fund of Funds Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416.


ABOUT THE ACQUIRED AND ACQUIRING FUNDS

The Acquired Fund issues and sells shares to separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). These separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as funding vehicles for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY (the "Contracts"). Each separate account has subaccounts that invest in the Acquired Fund and certain other mutual funds. Owners of the Contracts ("Contract Owners") allocate the value of their Contracts among these subaccounts. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Fund and are entitled to vote all of the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the Contract Owners who are eligible to vote at the meeting.

The Funds all are open-end management investment companies. If the Plan is approved, the shares of the Acquiring Fund will be distributed proportionately by the Acquired Fund to the holders of its shares in complete liquidation of the Acquired Fund. Each Acquired Fund shareholder would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of that shareholder's holdings in the Acquired Fund.

The following information summarizes the proposed reorganization of the Acquired Fund into the Acquiring Fund (the "Reorganization").

HOW THE REORGANIZATION WILL WORK

* The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares of beneficial interest to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund's shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccount that were invested in the Acquired Fund immediately before the Reorganization. You will not pay any sales charge in connection with this distribution of shares. If you already have an Acquiring Fund account, shares distributed in the Reorganization will be added to that account. As a result, when average cost is calculated for income tax purposes, the cost of the shares in the accounts you owned will be combined.

FUND INVESTMENT OBJECTIVES

The following table presents the investment objective for each of the Funds.

 ACQUIRED                    INVESTMENT OBJECTIVE                  ACQUIRING                   INVESTMENT OBJECTIVE
   FUND                                                               FUND
TARGETPLUS   Long-term capital appreciation with preservation of    BALANCED   Long-term capital appreciation with preservation of
 BALANCED           capital as an important consideration            INDEX            capital as an important consideration
   FUND                                                             STRATEGY
                                                                      FUND

                                       2
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

                               TABLE OF CONTENTS

SECTION A -- Proposal......................................................4
  PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization.....4
    SUMMARY................................................................4
      How the Reorganization Will Work.....................................4
      Comparison of the Acquired Fund and the Acquiring Fund...............5
      Comparison of Investment Objectives..................................5
      Comparison of Investment Strategies..................................5
      Comparison of Investment Policies...................................10
      Risk Factors........................................................10
      Performance.........................................................16
      Tax Consequences....................................................17
  FEES AND EXPENSES.......................................................18
  THE REORGANIZATION......................................................19
    Terms of the Reorganization...........................................19
    Conditions to Closing the Reorganization..............................19
    Termination of the Plan...............................................20
    Tax Status of the Reorganization......................................20
    Reasons for the Proposed Reorganization and Board Deliberations.......20

    Board Determinations..................................................22

    Recommendation and Vote Required......................................22
SECTION B - Proxy Voting and Shareholder Meeting Information..............23
SECTION C - Capitalization, Ownership of Fund Shares and Other Fund
      Information.........................................................24
EXHIBIT A - Agreement and Plan of Reorganization.........................A-1

The prospectus for the Acquiring Fund accompanies this proxy statement/prospectus.

                                       3
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

SECTION A -- PROPOSAL

PROPOSAL: APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY
This proxy statement/prospectus is being used by the Acquired Fund to solicit voting instructions for the proposal to approve a Plan providing for the Reorganization of the Acquired Fund into the Acquiring Fund. A form of the Plan is included as Exhibit A.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus, exhibits and accompanying materials because they contain details that are not in this summary.


HOW THE REORGANIZATION WILL WORK
The following table shows the names of the Acquired Fund and the Acquiring Fund into which it will be merged.

-------------------------------------------------------
|     ACQUIRED FUND      |       ACQUIRING FUND       |
-------------------------------------------------------
|TargetPlus Balanced Fund|Balanced Index Strategy Fund|
-------------------------------------------------------

* The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares of beneficial interest in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund's shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Fund immediately before the Reorganization.
* As part of the Reorganization, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Acquired Fund accounts will be transferred to your new Acquiring Fund account. If you do not want your systematic transactions to continue, please contact your financial representative to make changes.
* Neither the Acquired Fund nor the Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.
* After the Reorganization has been completed, contract values that were allocated to subaccounts investing in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund. The Acquired Fund will be terminated.


                                       4
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND
The Acquired Fund and the Acquiring Fund:
* Are outstanding series of an open-end management investment company organized as a Delaware statutory trust.
* Have Allianz Investment Management LLC (the "Manager") as their investment adviser.
* Have the same policies for buying and selling shares and the same exchange rights.
* Have the same distribution policies.
* Are available only to Contract Owners who allocate contract value to a subaccount that invests in the Funds.

COMPARISON OF INVESTMENT OBJECTIVES
The following table presents the investment objectives for the Funds.

 ACQUIRED                    INVESTMENT OBJECTIVE                  ACQUIRING                   INVESTMENT OBJECTIVE
   FUND                                                               FUND
TARGETPLUS   Long-term capital appreciation with preservation of    BALANCED   Long-term capital appreciation with preservation of
 BALANCED           capital as an important consideration            INDEX            capital as an important consideration
   FUND                                                             STRATEGY
                                                                      FUND


COMPARISON OF INVESTMENT STRATEGIES
The Funds have the same investment objective, seeking to provide long-term capital appreciation with preservation of capital as an important consideration. The Acquired Fund seeks to achieve this objective by investing primarily in a diversified portfolio of equity and fixed income securities. By contrast, the Acquiring Fund is a fund of funds, which seeks to achieve its objective by investing in a combination of underlying index funds, including both equity index funds and a bond index fund. Under normal conditions, both Funds target the same equity to fixed income allocation: 40-60% of total assets in equities and 40-60% in fixed income. Both Funds include investments in larger-, mid- and smaller- capitalization companies; however, the Acquiring Fund has relatively greater exposure to larger-capitalization companies and relatively less exposure to mid- and smaller-capitalization companies than the Acquired Fund. Both Funds include investments in non-U.S. investments; the non-U.S. exposure for the Acquiring Fund is relatively less than the Acquired Fund.

The Manager recommended the reorganization of the Acquired Fund because, despite more than two years in existence, the Fund had gathered a relatively small asset base and, in light of current market conditions and changes in variable annuity product design, the Fund is not likely to grow large enough to be economically viable. The Manager recommended the Balanced Index Strategy Fund as the Acquiring Fund because the Balanced Index Strategy Fund's investment objective is the same as the objective of the Acquired Fund and because, in the Manager's judgment, the Balanced Index Strategy Fund has the most comparable investment approach among the investment options available for reorganization. In addition, the Manager believed that the shareholders of the Acquired Fund would benefit from the lower management fees and overall fund expenses of the Acquiring Fund.


The TargetPlus Balanced Fund is subadvised by First Trust Advisors L.P. ("First Trust") for the equity portions of its portfolio and by Pacific Investment Management Company LLC ("PIMCO") for the fixed income portions of its portfolio. The Acquiring Fund is not subadvised.

Detailed strategies for the Acquired Fund and the Acquiring Fund are set forth below.

PRINCIPAL INVESTMENT STRATEGIES FOR THE TARGETPLUS BALANCED FUND (ACQUIRED
FUND):

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of equity and fixed income securities. The Fund may invest a significant portion of its total assets in securities of non-U.S. companies.

In seeking to achieve the Fund's investment objective, the Manager allocates the Fund's assets between the Fund's equity portfolio (the "Equity Portfolio") and the Fund's fixed income portfolio (the "Fixed Income Portfolio") in pursuit of a balanced investment program. Under normal market conditions, the Manager will allocate 40% to 60% of the Fund's assets to the Equity Portfolio and the remaining balance of the Fund's assets to the Fixed Income Portfolio. This does not, however, restrict the Manager's ability to go above or below this range where the Manager considers it appropriate. First Trust serves as subadviser for the Equity Portfolio and PIMCO serves as subadviser for the Fixed Income Portfolio.

                                       5
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

In the short term, allocations may vary from the Fund's target asset allocation. The Manager may change the asset allocation between the Fund's two portfolios from time to time if it believes that doing so will increase the Fund's ability to achieve its investment objective.

The Fund may also allocate up to 5% of its respective net assets to (a) index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. The Fund may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. This strategy is intended to reduce the potential volatility of the Fund's investment performance and may limit the Fund's ability to benefit from rising markets while protecting the Fund in declining markets. The Fund may pursue this strategy by investing directly or indirectly through unregistered investment pools that are not Permitted Underlying Funds and that are managed by either the Manager, affiliates of the Manager, or unaffiliated investment managers.

EQUITY PORTFOLIO

The Fund's Equity Portfolio invests in the common stocks of companies that are identified by a model based on five separate strategies.

   o Approximately 20% in The Dow{R} Target Dividend
      Strategy,

   o Approximately 20% in the Value Line{R} Target 25
      Strategy,

   o Approximately 20% in the Target Small-Cap 15 Strategy,

   o Approximately 20% in the Global Dividend Target 15 Strategy, and

   o Approximately 20% in the NYSE{R} International Target 25
      Strategy

The securities for each strategy are selected annually on or about the last business day before each Stock Selection Date. The "Stock Selection Date" will be on or about December 1 of each year. For all of the strategies, First Trust generally follows a buy and hold strategy, trading as soon as practicable to the Stock Selection Date and/or when required by cash flow activity in the Equity Portfolio. First Trust may also trade because of mergers and acquisitions if the original stock is not the surviving company and to reinvest dividends.

Between Stock Selection Dates, when cash inflows and outflows require, First Trust purchases and sells common stocks for each of the strategies according to the approximate current percentage relationship among the shares of the stocks.

Certain provisions of the 1940 Act, as amended, limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, First Trust may depart from the investment strategy for the Fund's Equity Portfolio only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the strategy.

THE DOW{R} TARGET DIVIDEND STRATEGY

This investment strategy looks for common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. The Dow{R} Target Dividend Strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of the 20 companies included in the Dow Jones U.S. Select Dividend Index[SM] that have the best overall ranking on both the change in return on assets over the last 12 months and price-to-book ratio.

First Trust selects the common stocks of the 20 companies in the following manner:

   o Starting with the 100 stocks in the Dow Jones U.S. Select Dividend Index[SM], First Trust ranks the stocks from best (1) to worst (100) based on two factors:

        o Change in return on assets over the last 12 months. An increase in return on assets generally indicates improving business fundamentals.

                                       6
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

        o Price-to-book ratio. A lower, but positive, price-to-book ratio is generally used as an indication of value.

   o First Trust then selects an approximately equally-weighted portfolio of the 20 stocks with the best overall ranking on the two factors.

VALUE LINE{R} TARGET 25 STRATEGY

The Value Line{R} Target 25 Strategy seeks to achieve its objective by investing in 25 of the 100 stocks to which Value Line{R} gives a #1 ranking for "Timeliness{trademark}" based on the Value Line Investment Survey{R}. The 25 stocks are selected on the basis of certain positive financial attributes. Value Line{R} ranks approximately
1,700 stocks, of which only 100 are given their #1 ranking for Timeliness[TM], which reflects Value Line's view of their probable price performance during the next six to 12 months relative to the others. Value Line{R} bases its rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. The 25 stocks are selected annually from the 100 stocks with the #1 ranking on or about the last business day before each Stock Selection Date.

Companies that, as of the Stock Selection Date, Value Line{R} has announced will be removed from Value Line's #1 ranking for Timeliness[TM] will be removed from the universe of securities from which stocks are selected for the Fund.

First Trust selects the common stocks of the 25 companies in the following manner:

   o Starting with the 100 stocks to which Value Line{R} gives the #1 ranking for Timeliness[TM], First Trust removes from consideration the stocks of companies considered to be financial companies and the stocks of companies whose shares are not listed on a U.S. securities exchange.

   o First Trust then ranks the remaining stocks from the best (1) to worst (100) on the following four factors:

        o  6-month price appreciation, and

        o  12-month price appreciation, and

        o  Return on assets, and

        o  Price to cash flow.

   o First Trust adds up the numerical ranks achieved by each company in the above steps and selects the 25 stocks with the lowest sums.

The selected stocks are weighted by market capitalization subject to the restriction that no stock will comprise less than approximately 1% or more than 7.5% of the Value Line{R} Target 25 Strategy portion of the portfolio on or about the Stock Selection Date. The securities will be adjusted on a proportional basis to accommodate this constraint.

TARGET SMALL-CAP 15 STRATEGY

The Target Small-Cap Strategy seeks to achieve its objective by investing in the stocks of 15 small-capitalization companies that have recently exhibited certain positive financial attributes.

First Trust selects the stocks of the 15 companies for this strategy in the following manner:

   o First Trust begins with the stocks of all U.S. corporations that trade on the New York Stock Exchange (NYSE{R}), the NYSE
      Amex, or the Nasdaq Stock market (Nasdaq) (excluding limited partnerships, American Depositary Receipts, and mineral and oil royalty trusts) on or about the Stock Selection Date.

   o First Trust then selects companies that have a market capitalization between $500 million and $2.5 billion and whose stock has an average daily trading volume of at least $1 million.

   o First Trust then selects those stocks with positive three-year sales growth.

   o From those stocks, First Trust selects the stocks whose most recent 12 month's earnings are positive.

   o First Trust eliminates any stock whose price has appreciated by more than 75% in the preceding 12 months.

   o Finally, First Trust selects the 15 stocks with the greatest price appreciation in the previous 12 months. Each of the stock's weighting in the portfolio is based on its relative market capitalization (highest to lowest).

GLOBAL DIVIDEND TARGET 15 STRATEGY

                                       7
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

The Global Dividend Target 15 Strategy seeks to achieve its objective by investing in the common stocks of certain companies included in the Dow Jones Industrial Average[SM] (DJIA[SM]), the Financial Times Ordinary Index (FT30 Index or Financial Times 30 Index), and the Hang Seng Index[SM]. This strategy invests in the common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA[SM], the FT30 Index and the Hang Seng Index, respectively, which have the highest indicated annual dividend yields ("Dividend Yields") in their respective index. First Trust selects the common stocks for this strategy in the following manner:

   o First Trust determines the Dividend Yield on each common stock in the DJIA[SM], the FT30 Index and the Hang Seng Index;

   o First Trust determines the ten companies in each of the DJIA[SM], the FT30 Index, and the Hang Seng Index that have the highest Dividend Yield in the respective index; and

   o From those companies, First Trust then selects an approximately equally weighted portfolio of the common stocks of the 5 companies in each index with the lowest price per share.

NYSE{R} INTERNATIONAL TARGET 25 STRATEGY

This strategy invests in the common stocks of 25 companies selected from the stocks included in the NYSE International 100 Index{R}. The NYSE
International 100 Index{R} consists of the 100 largest non-U.S.
stocks trading on the New York Stock Exchange.

First Trust selects the stocks of the 25 companies for this strategy in the following manner:

   o First Trust begins with the stocks included in the NYSE International 100 Index{R} on or about the Stock Selection Date.

   o First Trust then screens for liquidity by eliminating companies with average daily trading volume for the prior three months below $300,000.

   o First Trust then ranks the remaining stocks based on two factors: price-to-book ratio, and price-to-cash flow ratio. Lower, but positive price-to-book ratios and price-to-cash flow ratios are generally used as an indication of value.

   o *From those companies, First Trust then selects an approximately equally weighted portfolio of the 25 stocks with the best overall ranking based on the two factors.

Under unusual circumstances, the Fund's Equity Portfolio may allocate cash flows to cash or cash equivalents, or, pro rata, to the remaining common stocks in the strategy, or may sell an existing position. Unusual circumstances may include material adverse developments concerning the issuer of the stock, such as potential insolvency or fraud.

FIXED INCOME PORTFOLIO

For the Fund's Fixed Income Portfolio, the Manager may allocate from 0% to 100% of the Fund's assets allocated to the Fixed Income Portfolio to either of two separate strategies: the Total Return Strategy and the Diversified Income Strategy. The Manager may change the allocation between the two Fixed Income strategies at any time if it believes that doing so will increase the Fund's ability to achieve its investment objective.

For Fixed Income Portfolio, "Fixed Income Instruments" include:

   o Securities issued or guaranteed by the U.S. government, and by its agencies or government-sponsored enterprises, some of which may not be guaranteed by the U.S. Treasury;

   o Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

   o Mortgage-backed and other asset-backed securities;

   o Inflation-indexed bonds issued both by governments and corporations;

   o Structured notes, including hybrid or "indexed" securities, and event-linked bonds;

   o Loan participations and assignments;

   o Delayed funding loans and revolving credit facilities;

                                       8
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

   o Bank certificates of deposit, fixed time deposits, and bankers' acceptances;

   o Repurchase agreements and reverse repurchase agreements;

   o Debt securities issued by states or local governments and their agencies, authorities, and other government-sponsored enterprises;

   o Obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises; and

   o Obligations of international agencies or supranational entities.

TOTAL RETURN STRATEGY

The Total Return Strategy seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified pool of Fixed Income Instruments (as defined above) of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this strategy normally varies within two years (plus or minus) of the duration of the Barclays Capital Aggregate Bond Index, which as of March 31, 2009 was 3.73 years.

The Total Return Strategy invests primarily in investment grade debt securities, but may invest up to 10% of the total assets allocated to the strategy in high yield securities ("junk bonds") rated B or higher by Moody's or equivalently rated by S&P{R} or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Total Return Strategy may invest up to 30% of the total assets allocated to it in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Total Return Strategy may invest up to 15% of its total assets in securities of issuers based in countries with developing (or "emerging market") economies. The Total Return Strategy will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of the total assets allocated to it. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Total Return Strategy may invest all of the assets allocated to it in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Total Return Strategy may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques, such as buy backs or dollar rolls. The "total return" sought by the strategy consists of income earned on the strategy's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

DIVERSIFIED INCOME STRATEGY

The Diversified Income Strategy seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified pool of Fixed Income Instruments (as defined above) of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of the Diversified Income Strategy normally varies within a three- to eight-year time frame based on PIMCO's forecast for interest rates.

The Diversified Income Strategy may invest in a diversified pool of corporate fixed income securities of varying maturities. The Diversified Income Strategy may invest all of its assets in high yield securities ("junk bonds") subject to a maximum of 10% of its total assets in securities rated below B by Moody's or equivalently rated by S&P{R} or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

The Diversified Income Strategy may invest in securities denominated in foreign currencies and U.S.-dollar-denominated securities of foreign issuers. The Diversified Income Strategy may have foreign currency exposure (from non-U.S. dollar denominated securities or currencies) up to 100% of its total assets. In addition, the Diversified Income Strategy may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Diversified Income Strategy may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Diversified Income Strategy may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The total return sought by the Diversified Income Strategy consists of income earned on the Strategy's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.


                                       9
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

The Fund may engage in frequent trading in order to achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES FOR THE BALANCED INDEX STRATEGY FUND (ACQUIRING
FUND):

The Fund seeks to achieve its goal by investing primarily in a combination of five underlying index funds (the "Index Strategy Underlying Funds"). The AZL Enhanced Bond Index Fund is a bond index fund; the other four Index Strategy Underlying Funds are equity index funds.

   o AZL Enhanced Bond Index Fund

   o AZL S&P 500 Index Fund

   o AZL Mid Cap Index Fund

   o AZL Small Cap Stock Index Fund

   o AZL International Index Fund

Information regarding the investment policies of the Index Strategy Underlying Funds is located in the prospectus for the Acquiring Fund, which accompanies and is incorporated by reference into this proxy statement/prospectus, in the section called "Information About the Index Strategy Underlying Funds." Generally, the Fund will allocate its assets as follows: 40-60% in the underlying equity index funds and 40-60% in the underlying bond index fund.

The investment results of the Index Strategy Underlying Funds will vary. As a result, the portfolio management team monitors the allocations to the Index Strategy Underlying Funds daily and periodically adjusts the allocations. The performance and income distributions of each of the Index Strategy Underlying Funds will differ from the performance and income distributions of the underlying funds as a result of small variations in the Fund's allocations and any cash held in its portfolio.

The Fund may also allocate up to 5% of its respective net assets to (a) index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. The Fund may also invest, either directly or through the Index Strategy Underlying Funds, in exchange-traded funds (ETFs) for additional exposure to relevant markets. This strategy is intended to reduce the potential volatility of the Fund's investment performance and may limit the Fund's ability to benefit from rising markets while protecting the Fund in declining markets. The Fund may pursue this strategy by investing directly or indirectly through unregistered investment pools that are managed by either the Manager, affiliates of the Manager, or unaffiliated investment managers.

For temporary defensive purposes, the Fund may invest up to 100% of its assets in short-term U.S. Government securities, bank certificates of deposit, prime commercial paper, money market funds, and other high quality short-term fixed-income securities and repurchase agreements with respect to those securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

COMPARISON OF INVESTMENT POLICIES
If shareholders of the Acquired Fund approve the Reorganization, they will be subject to the investment policies of the Acquiring Fund. The Funds have substantially similar investment policies. Other than as described herein, the Manager does not believe that the differences between the investment policies results in any material difference in the way the Funds are managed.

The Acquiring Fund is a "fund of funds" and diversifies its assets by investing primarily in the shares of other affiliated underlying mutual funds. The Fund may also invest in unaffiliated mutual funds and in other securities, including interests in both affiliated and unaffiliated unregistered investment pools. The Acquired Fund invests primarily in a diversified portfolio of equity and fixed income securities.

RISK FACTORS
As noted above, the investment objective and the principal investment strategies of the Acquired Fund and the Acquiring Fund are comparable. Consequently, the principal investment risks of the Funds also are comparable. The principal risks of investing in the Acquired Fund and the Acquiring Fund are shown in the table below. A discussion of each of the various principal risks follows the table.

                                      10
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

Depending upon its assessment of changing market conditions, the subadviser of a Fund may emphasize particular asset classes or particular investments at any given time, which may change the risks associated with a Fund. The fact that a risk is not identified as a principal risk for a particular Fund does not mean that the Fund may not be subject to that risk. The Statement of Additional Information for the Acquiring Fund, which is incorporated by reference in this proxy statement/prospectus, contains detailed information on the Acquiring Fund's permitted investments and investment restrictions.

RISK                                         TARGETPLUS BALANCED FUND BALANCED INDEX STRATEGY FUND
                                                 (ACQUIRED FUND)            (ACQUIRING FUND)
Market Risk                                             X                          X
Issuer Risk                                             X                          X
Selection Risk                                          X
Allocation Risk                                         X                          X
Strategy Selection Risk                                 X
Investment Strategy Risk                                X
Limited Management Risk                                 X
Capitalization Risk                                     X                          X
Focused Investment Risk                                 X
Foreign Risk                                            X                          X
Emerging Markets Risk                                   X
Currency Risk                                           X
Dividend Risk                                           X
Interest Rate Risk                                      X                          X
Credit Risk                                             X                          X
Security Quality Risk                                   X
Liquidity Risk                                          X
Derivatives Risk                                        X                          X
Mortgage-Related and Other Asset-Backed Risk            X                          X
Leveraging Risk                                         X
License Termination Risk                                X                          X
Short Sale Risk                                         X
Portfolio Turnover                                      X                          X
Index Fund Risk                                                                    X
Prepayment Risk                                                                    X
Extension Risk                                                                     X


* MARKET RISK: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund's portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund's portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities.

                                       11
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

* ISSUER RISK: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's products or services.
* SELECTION RISK: The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund's assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.
* ALLOCATION RISK: The risk that the Manager allocates assets in a manner which results in the Fund underperforming other funds with similar investment objectives. For those Funds where the Manager has limited discretion to allocate Fund assets among various underlying investments, the Fund's allocation structure may cause the Fund to underperform other funds of funds with similar investment objectives. For those Funds where the Manager has discretion to allocate Fund assets among various underlying investments which represent different asset classes, each underlying investment is subject to different levels and combinations of risk, depending on the Fund's exact asset allocation.
* STRATEGY SELECTION RISK: The risk that the Manager could allocate assets in a manner that will cause the Funds to underperform other funds with similar investment objectives. The Manager may have a potential conflict of interest in allocating Fixed Income Portfolio assets between the Diversified Income Strategy and the Total Return Strategy because the subadvisory fee rate it pays to the subadviser are different for the two strategies. However, the Manager is a fiduciary to the Funds and is legally obligated to act in their best interests when selecting strategies, without taking fees into consideration.
* INVESTMENT STRATEGY RISK: Certain strategies involve selecting common stocks that have high dividend yields relative to other common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.
   Certain strategies involve selecting common stocks of issuers that have experienced certain rates of growth in sales and stocks that have experienced recent price appreciation. There can be no assurance that the issuers whose stocks are selected will continue to experience growth in sales, or that the issuer's operations will result in positive earnings even if sales continue to grow. There further can be no assurance that the prices of such issuers' stocks will not decline.
   Value Line's Timeliness[TM] rankings reflect Value Line's views as to the prospective price performance of the #1 ranked stocks relative to other stocks ranked by Value Line{R}. There is no assurance that the #1 ranked stocks will actually perform better than other stocks and, as a result, the Fund may underperform other similar investments.
* LIMITED MANAGEMENT RISK: The Fund's strategy of investing in companies according to criteria determined on or about the last business day before each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.
* CAPITALIZATION RISK: To the extent the Fund invests significantly in small and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies' securities and the Fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. The value of some of the Fund's investments will rise and fall based on investor perception rather than economic factors.

                                       12
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

* FOCUSED INVESTMENT RISK: The Fund invests in a limited number of securities, and the securities selected for the strategies used to manage this Fund may be issued by companies concentrated in particular industries, including consumer products and technology. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Fund invests may be more volatile and subject to greater risk of adverse developments that may affect many of the companies in which the Fund invests, than a mixture of stocks of companies from a wide variety of industries. Generally, in the context of the total portfolio, these holdings may not be large enough to consider the Fund as a whole as concentrated.
* FOREIGN RISK: Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.
* EMERGING MARKETS RISK: In addition to the risks described under "Foreign Risk", issuers in emerging markets may present greater risk than investing in foreign issuers generally. Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.
* CURRENCY RISK: Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.
* DIVIDEND RISK: There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.
* INTEREST RATE RISK: As nominal interest rates rise, the value of fixed income securities held by a Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.
* CREDIT RISK: The Fund could lose money if the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, or a loan of portfolio securities, is unwilling or unable to make payments of principal and/or interest in a timely manner, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Those Funds that are permitted to invest in municipal bonds are subject to the risk that litigation, legislation, or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.
* SECURITY QUALITY RISK: The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to

                                       13
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009
   the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.
* LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
* DERIVATIVES RISK: The Fund may invest in derivatives. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to "cash settle") are not covered through ownership of the underlying security, financial instrument, or currency. The obligation to segregate assets may result in the Fund not achieving its objectives.
* MORTGAGE-RELATED AND OTHER ASSET-BACKED RISK: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages. An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
* LEVERAGING RISK: Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transaction. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage, including borrowing, may exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities.
* LICENSE TERMINATION RISK: The Fund relies on third party license(s) that permit the use of the intellectual property of such parties in connection with the name of the Fund and/or the investment strategies of the Fund. Such license(s) may be terminated by the licensors, and as a result, the Fund may lose its ability to use the licensed name as a part of

                                      14
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009
   the name of the Fund or to receive data from the third party as it relates to the investment strategy. Accordingly, in the event a license is terminated, the Fund may have to change its name or investment strategy(ies).
* SHORT SALE RISK: Short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. Certain of the Funds may also enter into short derivatives positions through futures contracts or swap agreements. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially resulting in the loss of more money than the actual cost of the investment. Short sales "against the box" give up the opportunity for capital appreciation in the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
* PORTFOLIO TURNOVER: The Fund may actively and frequently trade its portfolio securities or may turn over a significant portion of its portfolio securities in a single year. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.
* INDEX FUND RISK: The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. The correlation between the performance of the Fund and the performance of the index may be affected by the Fund's expenses, changes in securities markets, selection of certain securities for the portfolio to represent the index, changes in the composition of the index, and the timing of purchases and redemptions of Fund shares.
* PREPAYMENT RISK: If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date. The Underlying Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.
* EXTENSION RISK: When interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated, cause the value of the securities to fall.


                                      15
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

PERFORMANCE
Performance information for the Funds is shown below.

The following bar charts and tables provide an indication of the risks of an investment in the Funds by showing changes in their performance from year to year and by showing how the Funds' average annual returns for one year, five years and since inception (as applicable) compare with those of a broad measure of market performance.

Both the bar charts and the tables assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Funds' performance would have been lower.

The performance of the Funds will vary from year to year. The Funds' performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Funds will perform in the future.


TARGETPLUS BALANCED FUND (ACQUIRED FUND)

[BAR CHART GRAPHIC: 2008 -24.40%]

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q2, 2008) -2.71%
 Lowest (Q4, 2008)  -12.36%

AVERAGE ANNUAL TOTAL RETURNS

                                           INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
TargetPlus Balanced Fund                   5/1/2007              -24.40%                  -14.34%
Russell 3000 Index                                               -37.31%                  -24.66%
S&P 500 Index                                                    -37.00%                  -24.19%
Barclays Capital U.S. Aggregate Bond Index                        5.24%                    6.06%

The Fund's performance is measured against the Russell 3000{R}
Index, the Standard & Poor's 500 Index ("S&P 500 Index"), and Barclays Capital U.S. Aggregate Bond Index. The Russell 3000{R} Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. stock market as a whole. The Barclays Capital U.S. Aggregate Bond Index is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management


                                      16
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009
and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

BALANCED INDEX STRATEGY FUND (ACQUIRING FUND)

THE PERFORMANCE BAR CHARTS AND TABLES ARE NOT PRESENTED BECAUSE THE FUND HAS NOT HAD A FULL CALENDAR YEAR OF OPERATIONS. THE FUND COMMENCED OPERATIONS JULY 10, 2009, AND HAS NO PERFORMANCE HISTORY PRIOR TO THAT DATE.

TABLE A-1

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

----------------------------------------------------------
|FUND (inception date)       |LAST 1 YEAR|SINCE INCEPTION|
----------------------------------------------------------
|TargetPlus Balanced Fund    |  -24.40%  |    -14.34%    |
|(5/1/2007)                  |           |               |
----------------------------------------------------------
|Balanced Index Strategy Fund|    N/A    |      N/A      |
|(7/10/2009)                 |           |               |
----------------------------------------------------------
TAX CONSEQUENCES
If the separate accounts investing in the Funds and the Contracts are properly structured under the insurance company provisions of federal tax law (as the Manager believes is the case), the Reorganization will not be a taxable event for Contract Owners who have a portion of their variable annuity contract allocated to the Funds. THE REORGANIZATION IS NOT EXPECTED TO QUALIFY AS A TAX-FREE REORGANIZATION FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. The Manager has agreed to indemnify Contract Owners against any taxes imposed on them as a result of the treatment of the Reorganization as taxable or as a result of a judicial or administrative determination that the Reorganization, although treated by the parties as not tax-free, in fact was tax-free. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX ADVISERS CONCERNING ANY POSSIBLE STATE INCOME TAX CONSEQUENCES OF THE REORGANIZATION.

For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."

                                      17
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

FEES AND EXPENSES
The following table describes the fees and expenses as of the end of the most recent fiscal year that you pay if you buy and hold shares of the Acquired Fund or of the Acquiring Fund. The table also shows estimated pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. The table does not reflect the expenses that apply to the subaccounts or the Contracts. Inclusion of these charges would increase expenses for all periods shown. The fees and expenses below exclude the costs of the Reorganization. See "Reasons for the Proposed Reorganization and Board Deliberations" for additional information concerning the allocation of the costs of the Reorganization.

TABLE A-2

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

The following table is based on fund assets as of December 31, 2008.

                                TARGETPLUS BALANCED FUND BALANCED INDEX STRATEGY FUND BALANCED INDEX STRATEGY FUND - PRO FORMA WITH
                                    (ACQUIRED FUND)            (ACQUIRING FUND)                       ACQUIRED FUND
Management Fee                    0.52% (a)                0.05% (b)                    0.05% (c)
Distribution (12b-1) Fees         0.25% (d)                --                           --
Acquired (Underlying) Fund Fees   --                       0.63% (e)                    0.63% (e)
and Expenses
Other Expenses                    0.64%                    0.15%                        0.26%
Total Annual Fund Operating       1.41%                    0.83%                        0.94%
Expenses (f)

(a)The management fee rate is the contractual rate charged for the Fund's most recent fiscal year, which ended December 31, 2008.
(b)The Balanced Index Strategy Fund commenced operations on July 10, 2009, and did not have any net assets or shares outstanding at December 31, 2008. The management fee rate shown therefore reflects what the rate would be under the current management fee schedule for the Acquiring Fund.
(c)The management fee rate shown reflects what the rate would be under the current management fee schedule for the Acquiring Fund based on the combined assets of the Funds for the fiscal year ended December 31, 2008.
(d)The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays Allianz Life Financial Services, LLC, the Fund's distributor, an annual fee of up to 0.25% of average daily net assets as payment for distributing its shares and providing shareholder services.
(e)Acquired (Underlying) Fund Fees and Expenses are incurred indirectly by the Acquiring Fund through the Fund's investment in the Index Strategy Underlying Funds and unregistered investment pools. Accordingly, Acquired (Underlying) Fund Fees and Expenses affect the Fund's total returns. Because these fees and expenses are not included in the Fund's Financial Highlights in the accompanying prospectus for the Acquiring Fund, the Fund's Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.
(f)The Manager and each Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense or, for the Acquiring Fund, Acquired (Underlying) Fund Fees and Expenses), to 0.89% for TargetPlus Balanced Fund and to 0.20% for Balanced Index Strategy Fund through April 30, 2010. If the expense reimbursement arrangement were reflected in the table, Annual Operating Expenses for the Acquiring Fund would be lower. The Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of Other Expenses paid by the Manager provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that such reimbursements to the Manager are expected in the upcoming year, the amount of the reimbursements, if any, is included in the financial statements in the Fund's shareholder reports and is reflected in Other Expenses in the table above. Any obligations of the Acquired Fund to reimburse the Manager will not carry forward to the Acquiring Fund following the Reorganization.

                                     18
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

EXAMPLE: Use the following tables to compare fees and expenses of the Funds to other investment companies. The tables illustrate the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. The tables also show pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been in effect for the periods shown. The tables do not reflect the effect of any fee or expense waivers. The tables also do not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.

FUND                                                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
TargetPlus Balanced Fund (Acquired Fund)                      $144    $446    $771   $1,691
Balanced Index Strategy Fund (Acquiring Fund)                  $85    $265    $460   $1,025
Balanced Index Strategy Fund - Pro Forma with Acquired Fund    $96    $300    $520   $1,155

THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THSE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.

THE REORGANIZATION

TERMS OF THE REORGANIZATION
The Board has approved the Plan, a copy of which is attached as Exhibit A. The Plan provides for the Reorganization on the following terms:
* The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Acquired Fund and the Acquiring Fund.
* The Acquired Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume the Acquired Fund's liabilities.
* The Acquiring Fund will issue shares to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. These shares will immediately be distributed by the Acquired Fund to its shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. As a result, shareholders (the separate accounts) of the Acquired Fund will become shareholders of the Acquiring Fund. Contract values that were allocated to subaccounts invested in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund.
* Neither the Acquired Fund nor any Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.
* The net asset value of the Acquired Fund and the Acquiring Fund will be computed as of 3:00 p.m. Central time, on the closing date.
* After the Reorganization, the Acquired Fund will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION
The completion of the Reorganization for the Acquired Fund is subject to certain conditions described in the Plan, including:
* The Acquired Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.
* The Funds will have received any approvals, consents, or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.
* An effective registration statement on Form N-14 will be on file with the SEC.
* The Contract Owners of the Acquired Fund who are eligible to provide voting instructions for the meeting will have approved the Plan.

                                      19
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

TERMINATION OF THE PLAN
The Plan and the transaction contemplated by it may be terminated and abandoned by resolutions of the Boards of Trustees of the Acquired Fund or the Acquiring Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Acquired Fund or the Acquiring Fund, or the trustees, officers, or shareholders of the Acquired Fund or the Acquiring Fund.

TAX STATUS OF THE REORGANIZATION
If the separate accounts investing in the Acquired Fund and the Contracts are properly structured under the insurance company provisions of federal tax law (as the Manager believes is the case), the Reorganization will not be a taxable event for Contract Owners who have a portion of their variable annuity contract allocated to the Acquired Fund. THE REORGANIZATION IS NOT EXPECTED TO QUALIFY AS A TAX-FREE REORGANIZATION FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. THUS, THE ACQUIRED FUND GENERALLY WILL RECOGNIZE GAIN OR LOSS EQUAL TO THE DIFFERENCE BETWEEN THE FAIR MARKET VALUE OF THEIR ASSETS AND THEIR TAX BASIS IN SUCH ASSETS. ANY UNUSED EXCESS CAPITAL LOSS CARRY FORWARDS OF THE ACQUIRED FUND WILL CEASE TO EXIST AFTER THE REORGANIZATION. The Acquired Fund expects that the amount of such unused capital loss carry forwards lost as a consequence of the Reorganization will not be material (and such lost attributes would have been significantly limited for federal income tax purposes even if the Reorganization qualified for tax-free treatment).
The exchange of Acquired Fund shares for Acquiring Fund shares pursuant to the Reorganization will be a taxable event for federal income tax purposes (as well as for state and local income tax purposes). If the separate accounts investing in the Acquired Fund and the related Contracts are properly structured under the insurance company provisions of federal tax law (the Manager believes is the case), then the separate accounts would be treated as the direct holder of the Acquired Fund shares. As such, the separate accounts will recognize gain or loss equal to the difference between the fair market value of the Acquiring Fund shares received pursuant to the Reorganization and the separate accounts' tax basis in the Acquired Fund shares surrendered therefore. Such gain or loss will be long-term capital gain or loss if the separate accounts' holding period for such Acquired Fund is more than one year at the Closing.
The Manager has agreed to indemnify Contract Owners against any taxes imposed on them as a result of the Reorganization being taxable or as a result of a judicial determination or administrative determination that the Reorganization, although treated by the parties as not tax-free, in fact was tax-free. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX ADVISERS CONCERNING ANY POSSIBLE STATE INCOME TAX CONSEQUENCES OF THE REORGANIZATION.

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS
The Board believes that the proposed Reorganization will be advantageous to shareholders of the Acquired Fund based on its consideration of the following matters:
* TERMS AND CONDITIONS OF THE REORGANIZATION. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.
* TAX CONSEQUENCES. The Board considered the tax consequences of the Reorganization for Contract Owners and for the Funds, as set forth in the section "Tax Status of the Reorganization," above.


* CONTINUITY OF INVESTMENT. The Board considered the compatibility of the Funds and the degree of similarity between the investment objectives and the principal investment strategies for the Acquired Fund and the Acquiring Fund. The Board considered the fact that the Acquired Fund and the Acquiring Fund have comparable investment objectives and policies, but different investment strategies. The Board recognized that while the Balanced Index Strategy Fund is a fund of funds that invests in underlying funds most of which employ a passive indexing strategy, the TargetPLUS Balanced Fund employs a quantitative investment strategy pursuant to which the subadviser selects investments once each year from among companies identified by various methodologies.


* EXPENSE RATIOS. The Board considered the relative expenses of the Funds. The total operating expense ratio for the Acquiring Fund is lower than the total operating expense ratio for the Acquired Fund as of the end of the Acquired Fund's most recent fiscal year. The contractual management fee for the Acquiring Fund is lower than for the Acquired Fund, and the contractual management fees for both Funds do not include any breakpoints. The Acquired Fund is subject to Distribution (12b-1) Fees but not Acquired (Underlying) Fund Fees and Expenses; the Acquiring Fund, on the other hand, is subject to Acquired (Underlying) Fund Fees and Expenses but not Distribution (12b-1) Fees. The Acquiring Fund's Other Expenses are lower than those for the Acquired Fund. The Board considered the fact that, in sum, shareholders of the Acquired Fund may expect to incur lower overall fund expenses following the Reorganization.

                                       20
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

  The Board also considered the possibility that both higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows, or reduced outflows, may reduce the risk that, if net assets of the Acquired Fund fail to grow, or even diminish, the Acquired Fund's total expense ratios could rise from current levels as fixed expenses become a larger percentage of net assets. The Board noted that both Funds are subject to expense limitation agreements that will remain in place through at least April 30, 2010. The Board considered the fact that the Acquired Fund currently operates with expenses above the respective caps and receives fee waivers from the Manager, but that the Acquiring Fund does not. The Board also considered the fact that following the Reorganization total fund operating expenses for the combined Fund, including expenses related to the Reorganization, are expected to reach the cap contained in the Acquiring Fund's expense limitation agreement and that the Manager is expected to absorb expenses related to the merger through fee waivers. Total Annual Fund Operating Expenses nevertheless are expected to be less for the Acquiring Fund after the Reorganization than for the Acquired Fund.
* ECONOMIES OF SCALE. The Board considered the advantage of combining Funds with comparable investment objectives. The Board believes that the combined Fund may have the opportunity to take advantage of the economies of scale associated with a larger fund. The combined Fund may have better prospects for growth than the Funds separately. For example, a larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Furthermore, as indicated above, fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis, may be reduced.
* COSTS. The Board noted that the Acquired Fund will bear the expenses of printing and mailing communications to Contract Owners who beneficially owned its shares and that all other expenses of the Reorganization, including accounting, legal, and custodial expenses, and any costs related to repositioning of the Acquiring Fund's portfolios after the Reorganization, will be allocated equally among the Acquired Fund and the Acquiring Fund. The Board also noted that the estimated total reorganization costs, including repositioning costs, would be less than $0.01 per share of the combined Fund. The Board considered the Manager's analysis showing that the reduction in annual operating expenses for the Acquired Fund and the Acquiring Fund resulting from the Reorganization is likely to be greater than or equal to the expenses of the Reorganization to be borne by the Acquired Fund or Acquiring Fund, as the case may be.
* DILUTION. The Board considered the fact that the Reorganization will not dilute the interests of the current Contract Owners with contract values allocated to subaccounts investing in the Acquired Fund because it would be effected on the basis of the relative net asset value per share of the Acquired Fund and the Acquiring Fund, respectively. Thus, subaccounts holding shares of the Acquired Fund will receive shares of the Acquiring Fund equal in value to their shares in the Acquired Fund.
* PERFORMANCE AND OTHER FACTORS. The Board considered the relative performance records of the Funds. The Board noted that neither Fund has accumulated any significant track record; the Acquired Fund commenced operations on May 1, 2007, and the Acquiring Fund commenced operations on July 10, 2009. Therefore, the Board also considered the overall track record of the Manager in managing other funds with similar investment objectives and allocation strategies. Although the Board was cognizant of the fact that an investment adviser's past performance is no guarantee of its future results, the Board did recognize that the overall track record of the Manager could help attract more assets and increase shareholder confidence in the combined Fund. The Board concluded that increased inflows, or reduced outflows, could lead to further economies of scale (see "Economies of Scale" above).
  The Board also considered the fact that the Funds have similar investment objectives. The Reorganization should allow for a concentrated selling effort, thereby potentially benefiting shareholders of the combined Funds.
* POTENTIAL EFFECTS ON THE MANAGER. The Board also considered the potential benefits from the Reorganization that could be realized by the Manager. The Board recognized that the potential benefits to the Manager consist principally of economies of scale and the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board also noted, however, that shareholders of the Acquired Fund will benefit over time from any long-term decrease in overall operating expense ratios resulting from the proposed Reorganization. The Board noted that the proposed Reorganization would affect the amount of management fees that the Manager retains after payment of the subadvisory fees. The table below assumes that the Reorganization has taken place. See Table A-2 above for information concerning current management fees for both Funds.

                                       21
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

FUND                                                        MANAGEMENT FEE RETAINED AFTER PAYMENT OF SUBADVISORY FEE (1)
TargetPlus Balanced Fund (Acquired Fund)                                               0.17%
Balanced Index Strategy Fund (Acquiring Fund)                                       0.05%(2)(3)
   Weighted Average Before Reorganization                                              0.17%
BALANCED INDEX STRATEGY FUND - PRO FORMA WITH ACQUIRED FUND                           0.05%(3)

 (1)Calculations are as of May 31, 2009, based on assets under management at May 31, 2009.
 (2)The Acquiring Fund had no net assets under management at May 31, 2009. The rate shown is the current management fee for the Acquiring Fund.
 (3)The Manager does not pay subadvisory fees out if its management fee for the Acquiring Fund. Acquired (Underlying) Fund Fees and Expenses are not factored into this table.


Each Trustee carefully considered the factors described above and evaluated the merits of the Reorganization in accordance with his or her own experience and business judgment. Although each Trustee independently formed his or her own judgment on the proposed Reorganization, the Board accepted the Manager's analysis that, despite two years in existence, the Acquired Fund had not reached a size at which it could expect to realize economies of scale and that, in light of current market conditions and changes in variable annuity product design, it was not likely to reach such a size.

The Board recognized that, while the investment objectives of the Funds are the same, there are differences between the investment strategies employed by the Funds. However, the Board accepted the Manager's analysis that the Balanced Index Strategy Fund has the most comparable investment approach to the Acquired Fund among the investment options available for reorganization. In addition, the Board agreed with the Manager that the shareholders of the Acquired Fund would benefit from the lower management fees and overall fund expenses of the Acquiring Fund. The Board also accepted the Manager's analysis that the Acquiring Fund may benefit from the Reorganization as a result of greater economies of scale due to the increase in assets.


BOARD DETERMINATIONS
After considering the factors described above and other relevant information at an in-person meeting held on June 10, 2009, the Board of Trustees of the Acquired Fund, including a majority of the independent Board members found that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquired Fund would not be diluted as a result of the Reorganization.

The Board of Trustees of the Acquiring Fund approved the Plan at the meeting held on June 10, 2009. Among other factors, the Board members considered the terms of the Plan, the provisions intended to avoid the dilution of Contract Owners' interests, and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquiring Fund will not be diluted as a result of the Reorganization.

RECOMMENDATION AND VOTE REQUIRED
The Board recommends that Contract Owners who are entitled to vote at the meeting approve the proposed Plan. Approval of the Plan requires the affirmative vote, in person or by proxy, of a majority of the voting power of the outstanding shares of the Acquired Fund as the record date, July 31, 2009. Each share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share held by a shareholder on the record date. If the Plan is not approved, the Board will consider what further action should be taken.

If shareholder approval is obtained, the Reorganization is scheduled to be effective on or about October 23, 2009.

                                       22
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

SECTION B - PROXY VOTING AND SHAREHOLDER MEETING INFORMATION
REFERENCE TO THE "FUND" IN THIS SECTION IS A REFERENCE TO THE ACQUIRED FUND.

A special meeting of shareholders of the Acquired Funds will be held as specified in the Notice of Special Meeting that accompanies this proxy statement/prospectus. At the meeting, shareholders (the separate accounts) will vote their shares of the Acquired Funds. You have the right to instruct Allianz Life and Allianz Life of NY (together, "Allianz") on how to vote the shares of the Acquired Funds held under your Contract. Unless you plan to attend the Meeting and vote in person, your voting instructions must be received (by mail, phone or Internet) no later than 4:00 p.m. Central time on the day prior to the Meeting.

The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value, the Contract Owner is permitted to vote one Fund share. We count fractional votes. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposal described above. Allianz will vote any shares for which it does not receive a voting instruction form, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of shareholders could determine the outcome of any proposal.

For the Meeting to proceed, there must be a quorum. This means that at least 25% of a Fund's shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Funds, its presence at the Meeting in person or by proxy will meet the quorum requirement.

You may revoke your voting instructions up until 4:00 p.m. Central time on the day prior to the Meeting by giving written notice to Allianz prior to that time by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416,or by executing and returning to Allianz a voting instruction form with a later date. You may also attend the Meeting and vote in person. If you need a new voting instruction form, please call the Fund at 1-800-950-5872 ext. 35857, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "FOR" the proposal.

The Acquired Funds will pay all costs of solicitation, including the cost of preparing and mailing the Notice of a Special Meeting of shareholders and this proxy statement/prospectus to Contract Owners. Representatives of the Manager, without cost to the Fund, also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls.

DISSENTERS' RIGHTS OF APPRAISAL. There are no appraisal or dissenters' rights for shareholders of the Acquired Fund. Delaware law does not grant beneficiaries of statutory trusts who dissent from approval of the Reorganization the right to demand an appraisal for their interests and payment of their fair cash value. As a result, shareholders who object to the Reorganization do not have a right to demand a different payment for their shares of beneficial interest.

OTHER MATTERS. Management of the Funds anticipates that an election of Trustees and ratification of the auditors also will be conducted at the Meeting. You will receive a separate proxy statement containing information regarding these other matters if you are eligible to vote on them. Otherwise, management of the Funds knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

ADJOURNMENT. In the event that voting instructions received by the time scheduled for the meeting are not sufficient to approve the Reorganization, representatives of Allianz may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. Representatives of Allianz will vote in favor of adjournment. The Acquired Fund will pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient voting instructions have been received.

                                       23
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

SECTION C - CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION IN THIS SECTION REFERENCE TO THE "FUND" IS A REFERENCE TO THE ACQUIRING FUND AND THE ACQUIRED FUND.

This section contains the following information about the Funds:

TABLE   CONTENT

        (all information is shown for the fiscal year ended December 31, 2008, unless noted otherwise)

C-1 Actual and pro forma capitalization of the Acquired Fund and the Acquiring Fund

C-2     Actual and pro forma ownership of Fund shares

CAPITALIZATION

The following table shows the capitalization of the Funds at December 31, 2008, and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. ACTUAL AND PRO FORMA CAPITALIZATION OF THE ACQUIRED FUND AND THE ACQUIRING FUND

FUND                                                            NET ASSETS  NET ASSET VALUE SHARES OUTSTANDING
                                                                               PER SHARE
TargetPlus Balanced Fund (Acquired Fund)*                       $49,349,752      $7.59          6,503,800
Balanced Index Strategy Fund (Acquiring Fund)**                     N/A           N/A              N/A
Adjustments***                                                   -$73,500         --            -1,576,175
Balanced Index Strategy Fund - Pro Forma with the Acquired Fund $49,276,252     $10.00          4,927,625

* The number of Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date.

**The Balanced Index Strategy Fund commenced operations on July 10, 2009, and did not have any net assets or shares outstanding at December 31, 2008.

***The adjustment to net assets represents the impact as a result of the estimated Reorganization fees and expenses that will be paid by the Funds, and the adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.

                                       24
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund's outstanding shares at the record date. At the record date, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2. ACTUAL AND PRO FORMA OWNERSHIP OF FUND SHARES


FUND                                  5% OWNERS              PERCENT OF SHARES          PERCENT OF SHARES HELD FOLLOWING THE
                                                                   HELD                            REORGANIZATION
TargetPlus Balanced Fund    Allianz Life Variable Account         94.86%                                N/A
                                          B
                            Allianz Life Variable Account          5.14%                                N/A
                                          C
Balanced Index Strategy FundAllianz Life of North America         100.00%                              20.62%
                            Allianz Life Variable Account          0.00%                               75.30%
                                          B


                                       25
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

EXHIBIT A -AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL TargetPlus Balanced Fund (the "Acquired Fund"), and the Allianz Variable Insurance Products Fund of Funds Trust (the "FOF Trust" or the "Buying Trust") on behalf of its series, the AZL Balanced Index Strategy Fund (the "Acquiring Fund"), and Allianz Investment Management LLC (solely for the purposes of Section 11 of the Agreement).

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.

---------------------------------------------------------------
|       ACQUIRED FUND        |         ACQUIRING FUND         |
---------------------------------------------------------------
|AZL TargetPlus Balanced Fund|AZL Balanced Index Strategy Fund|
---------------------------------------------------------------

In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is not intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the FOF Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.

                                      A-1
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.
   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.

                                      A-2
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:

                                      A-3
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

      (1)liabilities disclosed in the Acquired Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.

                                      A-4
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9.    [RESERVED].
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Boards of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring

                                      A-5
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

      Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.
   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

In addition, Allianz Investment management LLC hereby agrees to indemnify and hold harmless each shareholder and each beneficial owner of Acquired Fund shares, each shareholder of record and each beneficial owner of Acquiring Fund shares, the Acquired Fund, and the Acquiring Fund, from and against any taxes, penalties and interest imposed upon them as a result of (a) the treatment of the Reorganization as not qualifying as a "reorganization" under section 368(a)(1) of the Code or (b) any final determination by a court of competent jurisdiction or administrative determination that the Reorganization, although treated by the parties for Federal income tax purposes as not qualifying as a "reorganization" under section 368(a)(1) of the Code, in fact was such a "reorganization."


IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL TargetPlus Balanced Fund



By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

                                      A-6
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

on behalf of AZL Balanced Index Strategy Fund



By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President



The undersigned is a party to this Agreement for purposes of Sections 11 and 13 only.

ALLIANZ INVESTMENT MANAGEMENT LLC



By /s/ Brian Muench

Brian Muench

Vice President

                                      A-7
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

--------------------------------------------------------------------------------
                                     PROXY 8
--------------------------------------------------------------------------------

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         AZL TargetPLUS[SM] Growth Fund
                        AZL TargetPLUS[SM] Moderate Fund

                             5701 Golden Hills Drive
                           Minneapolis, MN 55416-1297

Dear Allianz Life and Allianz Life of New York Variable Annuity Contract Owner:

The Board of Trustees of the AZL TargetPLUS Growth Fund and the AZL TargetPLUS Moderate Fund (the "Acquired Funds"), each a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), is pleased to submit a proposal to reorganize the Acquired Funds into the AZL Moderate Index Strategy Fund (the "Acquiring Fund"), which is a series of the Allianz Variable Insurance Products Fund of Funds Trust.

As the owner of a variable annuity contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, you beneficially own shares of one or more of the Acquired Funds. Accordingly, we ask that you indicate whether you approve or disapprove of the proposed reorganization affecting your Fund(s) by submitting instructions on how to vote your beneficial shares by phone, internet, or mail.

The proposed reorganization is being undertaken for several reasons, including:
   o Reducing contractual management fees and overall expenses for shareholders of the Acquired Funds; and
   o Providing further economies of scale.

THE BOARD OF TRUSTEES OF THE VIP TRUST BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE ACQUIRED FUNDS AND THEIR SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL.

 The Board considered various factors in reviewing the proposed reorganization on behalf of the Acquired Funds' shareholders, including, but not limited to, the following:
   * The similarity in investment objective and investment allocation between the Acquired Funds and the Acquiring Fund.
   * The expectation that the reorganization will reduce expense ratios for the Funds and achieve other economies of scale.
   * The expectation that the reorganization will have no tax consequences for contract owners.

If the proposal is approved, the Acquiring Fund will acquire all of the assets and assume all of the liabilities of the Acquired Funds in exchange for newly issued shares of the Acquiring Fund. These Acquiring Fund shares in turn will be distributed proportionately to the shareholders of each Acquired Fund in complete liquidation of the Acquired Funds. In order to accomplish the proposed reorganization, the Board of Trustees of the Acquired Funds submits for your approval an Agreement and Plan of Reorganization with respect to each of the Acquired Funds.

Whether or not you plan to attend the meeting, please review the enclosed voting instruction form. You may submit your instructions on voting the shares that you beneficially own by phone, internet, or mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the entire proxy statement/prospectus carefully before you vote.

Thank you for your prompt attention to this important matter.

                                       Sincerely,

                                       Jeffrey W. Kletti
                                       President

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         PROXY STATEMENT/PROSPECTUS Q&A

HERE IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR THE AZL TARGETPLUS GROWTH FUND AND THE AZL TARGETPLUS MODERATE FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS.

Q: WHY IS THE REORGANIZATION BEING PROPOSED?
   The reorganization is being proposed in an effort to reduce operating expenses for funds available to owners of variable annuity contracts issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York and to provide further economies of scale.

   Your Board of Trustees has determined that the reorganization is in the best interests of the Acquired Funds' shareholders and recommends that you vote FOR the reorganization.

Q: WILL THE EXPENSES OF THE FUND IN WHICH I PARTICIPATE INCREASE AS A RESULT OF
   THE REORGANIZATION?
   No. The total expense ratio for the Acquiring Fund following the reorganization is expected to be lower than the total expense ratio for each of the Acquired Funds prior to the reorganization.

Q: WHO IS PAYING THE COSTS OF THE SHAREHOLDER MEETING AND THIS PROXY
   SOLICITATION?
   Contract owners who were beneficial owners of shares of the Acquired Funds on the record date will bear these costs.

Q: WILL I INCUR TAXES AS A RESULT OF THE REORGANIZATION?
   No. The reorganization is not expected to be a taxable event for contract owners. Please see the Tax Consequences discussion in the enclosed proxy statement/prospectus for additional information.

Q: IF APPROVED, WHEN WILL THE REORGANIZATION HAPPEN?
   If shareholders approve the reorganization, it will take place shortly after the shareholder meeting.

Q: IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES?
   No. Upon shareholder approval of the reorganization, the Acquired Fund shares that serve as a funding vehicle for benefits under your variable annuity contract automatically will be exchanged for shares of the Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Acquired Fund shares held by the shareholder immediately before the reorganization.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?
   After careful consideration, the Board recommends that you vote FOR the reorganization.

Q: HOW AND WHEN DO I VOTE?
   You can vote in one of four ways:
   - By mail with the enclosed voting instruction form
   - By telephone
   - By web site
   - In person at the meeting

   Please refer to the enclosed voting instruction form for the telephone number and internet address. Please vote as soon as possible by following the instructions on the voting instruction form.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?
   If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call toll free at 1-800-950-5872 ext. 37952.

                   ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                            5701 GOLDEN HILLS DRIVE
                       MINNEAPOLIS, MINNESOTA 55416-1297

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 21, 2009

                         AZL TARGETPLUS[SM] GROWTH FUND
                        AZL TARGETPLUS[SM] MODERATE FUND

A special meeting of the shareholders of the AZL TargetPLUS Growth Fund and the AZL TargetPLUS Moderate Fund (each an "Acquired Fund" and, together, the "Acquired Funds") will be held at 10:00 a.m. on October 21, 2009, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota. At the meeting, shareholders of the respective Acquired Funds will consider the following proposals:

- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL TargetPLUS Growth Fund, which is a series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), and the AZL Moderate Index Strategy Fund (the "Acquiring Fund"), which is a series of the Allianz Variable Insurance Products Fund of Funds Trust;
- To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL TargetPLUS Moderate Fund, also a series of the VIP Trust, and the Acquiring Fund; and
- Such other business as may properly come before the meeting, or any adjournment of the meeting.

Under each of the Plans, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of each Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Funds in complete liquidation of the Acquired Funds, and the assumption of the Acquired Funds' liabilities. Each Plan will be voted upon by the shareholders of the respective Acquired Fund voting separately.

The Acquired Funds issue and sell shares to certain separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). The separate accounts hold shares of mutual funds, including the Acquired Funds, which serve as a funding vehicle for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Funds and are entitled to vote all of the shares of the Acquired Funds. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Funds in accordance with instructions given by the owners of variable annuity contracts for which the Funds serve as a funding vehicle. This Notice is being delivered to owners of variable annuity contracts who, by virtue of their ownership of the contracts, beneficially owned shares of the Acquired Funds on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Acquired Funds underlying their contracts.

Shareholders of record at the close of business on July 31, 2009, are entitled to vote at the meeting.



                                        By order of the Board of Directors

                                        Michael J. Radmer, Secretary

August 7, 2009

                       YOU CAN VOTE QUICKLY AND EASILY.

    PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.

                  PROXY STATEMENT/PROSPECTUS - AUGUST 7, 2009

               ACQUIRED FUNDS                                  ACQUIRING FUND
AZL[{R}] TargetPLUS Growth Fund                    AZL[{R}] Moderate Index Strategy Fund
         ("TargetPLUS Growth Fund")                   ("Moderate Index Strategy Fund")
      AZL TargetPLUS[SM] Moderate Fund
        ("TargetPLUS Moderate Fund")

This proxy statement/prospectus describes proposed Agreements and Plans of Reorganization (the "Plans") pursuant to which the outstanding shares of the TargetPLUS Growth Fund and the TargetPLUS Moderate Fund, one or more of which currently serves as a funding vehicle for your variable annuity contract, (each an "Acquired Fund" and, together, the "Acquired Funds") would be exchanged for shares of the Moderate Index Strategy Fund (the "Acquiring Fund"). Both the Acquiring Fund and the Acquired Funds (each a "Fund" and together the "Funds") are named above. The Acquired Funds are series of the Allianz Variable Insurance Products Trust (the "VIP Trust"); the Acquiring Fund is a series of the Allianz Variable Insurance Products Fund of Funds Trust (the "FOF Trust"). The address of the Funds is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. The phone number of the Funds is 877-833-7113.


         THE BOARD OF TRUSTEES OF THE VIP TRUST UNANIMOUSLY RECOMMENDS
                             APPROVAL OF THE PLANS.

THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR AN AFFILIATE OF ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER AGENCY OF THE UNITED STATES, OR ANY BANK OR AN AFFILIATE OF ANY BANK; AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF VALUE.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials, and other information with the SEC (Investment Company Act file no. 811-09491 (VIP Trust) and no. 811-21624 (FOF Trust)). These reports, proxy materials, and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request e-mailed to publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

You should retain this proxy statement/prospectus for future reference. It sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Additional information is set forth in the Statement of Additional Information, dated the same date as this proxy statement/prospectus, relating to this proxy statement/prospectus. A current prospectus for the Acquiring Fund, which gives a detailed description of the Acquiring Fund's policies, strategies, and restrictions, accompanies this proxy statement/prospectus.


This proxy statement/prospectus was first mailed to contract owners on or about August 21, 2009.

WHERE TO GET MORE INFORMATION

FUND REPORTS:                                   THE ACQUIRING FUND:                          THE ACQUIRED FUND:
Prospectus dated April 27, 2009.                Accompanying, and incorporated by reference  Incorporated by reference into this
                                                into, this proxy statement/prospectus.       proxy statement/prospectus. For a
                                                (Condensed version dated August 7, 2009.)
Annual report for the period ended December 31, For a complete copy at no charge, call toll- copy at no charge, call toll free
2008; and semi-annual report for the period     free 877-833-7113 or write to the address    877-833-7113 or write to the
ended June 30, 2008.                            given below this table.                      address given below this table.



  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

THIS PROXY STATEMENT/PROSPECTUS:

Statement of Additional Information dated  Incorporated by reference into this proxy statement/prospectus. For a copy at no charge,
the same date as this proxy                call toll-free 1-800-624-0197 or write to Allianz VIP Trust, Advisory Management, A3-825,
statement/prospectus. This document        5701 Golden Hills Drive, Minneapolis, MN 55416.
contains information about both the
Acquired Fund and the Acquiring Fund.
To ask questions about this proxy          Call toll free 1-800-950-5872 ext. 37952 or write to: Allianz VIP Trust, Advisory
statement/prospectus.                      Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ADDRESS:Allianz Variable Insurance Products Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416.
       Allianz Variable Insurance Products Fund of Funds Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416.

ABOUT THE ACQUIRED AND ACQUIRING FUNDS

The Acquired Funds issue and sell shares to separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). These separate accounts hold shares of mutual funds, including the Acquired Funds, which serve as funding vehicles for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY (the "Contracts"). Each separate account has subaccounts that invest in the Acquired Funds and certain other mutual funds. Owners of the Contracts ("Contract Owners") allocate the value of their Contracts among these subaccounts. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the sole shareholders of the Acquired Funds and are entitled to vote all of the shares of each Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Funds in accordance with instructions given by the Contract Owners who are eligible to vote at the meeting.

The Funds all are open-end management investment companies. If the Plans are approved, the shares of the Acquiring Fund will be distributed proportionately by each Acquired Fund to the holders of its shares in complete liquidation of the Acquired Funds. Each Acquired Fund shareholder would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of that shareholder's holdings in the Acquired Fund.

The following information summarizes the proposed reorganization of each of the Acquired Funds into the Acquiring Fund (the "Reorganization"). The Reorganization of each Acquired Fund into the Acquiring Fund is separate and distinct, and the shareholders of each Acquired Fund will vote separately on the Plan applicable to the Fund in which they are invested. The Reorganization will proceed with respect to any Acquired Fund approving it. Although they are separate, for ease of reference, the Reorganizations are discussed collectively in this proxy statement/prospectus.

                                       2
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

HOW THE REORGANIZATION WILL WORK
* Each Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Funds' liabilities.
* The Acquiring Fund will issue shares of beneficial interest to each Acquired Fund in an amount equal to the value of the assets that it receives from each Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Funds' shareholders (the separate accounts) in proportion to their holdings in the Acquired Funds. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Funds immediately before the Reorganization. You will not pay any sales charge in connection with this distribution of shares. If you already have an Acquiring Fund account, shares distributed in the Reorganization will be added to that account. As a result, when average cost is calculated for income tax purposes, the cost of the shares in the accounts you owned will be combined.

FUND INVESTMENT OBJECTIVES
The following table presents the investment objective for each of the Funds.

     ACQUIRED FUND            INVESTMENT OBJECTIVE             ACQUIRING FUND             INVESTMENT OBJECTIVE
 TARGETPLUS GROWTH FUND
TARGETPLUS MODERATE FUND

                                       3
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

                               TABLE OF CONTENTS

SECTION A -- Proposal......................................................5
  PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization.....5
    SUMMARY................................................................5
      How the Reorganization Will Work.....................................5
      Comparison of the Acquired Funds and the Acquiring Fund..............6
      Comparison of Investment Objectives..................................6
      Comparison of Investment Strategies..................................6
      Comparison of Investment Policies...................................13
      Risk Factors........................................................13
      Performance.........................................................19
      Tax Consequences....................................................21
  FEES AND EXPENSES.......................................................22
  THE REORGANIZATION......................................................23
    Terms of the Reorganization...........................................23
    Conditions to Closing the Reorganization..............................24
    Termination of the Plan...............................................24
    Tax Status of the Reorganization......................................24
    Reasons for the Proposed Reorganization and Board Deliberations.......25

    Board Determinations..................................................27

    Recommendation and Vote Required......................................27
SECTION B - Proxy Voting and Shareholder Meeting Information..............28
SECTION C - Capitalization, Ownership of Fund Shares and Other Fund
      Information.........................................................29
EXHIBIT A - Agreement and Plan of Reorganization.........................A-1
EXHIBIT B - Agreement and Plan of Reorganization.........................B-1

The prospectus for the Acquiring Fund accompanies this proxy statement/prospectus.

                                       4
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

SECTION A -- PROPOSAL

PROPOSAL: APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY
This proxy statement/prospectus is being used by the Acquired Funds to solicit voting instructions for the proposals to approve the Plans providing for the Reorganization of the Acquired Funds into the Acquiring Fund. A form of each Plan is included as Exhibit A and Exhibit B.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus, exhibits and accompanying materials because they contain details that are not in this summary.

HOW THE REORGANIZATION WILL WORK
The following table shows the names of each Acquired Fund and the Acquiring Fund into which it will be merged.

-------------------------------------------------------
|     ACQUIRED FUNDS     |       ACQUIRING FUND       |
-------------------------------------------------------
| TargetPLUS Growth Fund |Moderate Index Strategy Fund|
--------------------------
|TargetPLUS Moderate Fund|                            |
-------------------------------------------------------

* Each Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Funds' liabilities.
* The Acquiring Fund will issue shares of beneficial interest in an amount equal to the value of the assets that it receives from the Acquired Funds, less the liabilities it assumes. These shares will be distributed to the Acquired Funds' shareholders (the separate accounts) in proportion to their holdings in each Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Funds immediately before the Reorganization.
* As part of the Reorganization, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Acquired Fund accounts will be transferred to your new Acquiring Fund account. If you do not want your systematic transactions to continue, please contact your financial representative to make changes.
* Neither the Acquired Funds nor the Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Funds will pay any sales charge in connection with the Reorganization.
* After the Reorganization has been completed, contract values that were allocated to subaccounts investing in the Acquired Funds will be allocated to subaccounts investing in the Acquiring Fund. The Acquired Funds will be terminated.

                                      5
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

COMPARISON OF THE ACQUIRED FUNDS AND THE ACQUIRING FUND
The Acquired Funds and the Acquiring Fund:
* Are outstanding series of an open-end management investment company organized as a Delaware statutory trust.
* Have Allianz Investment Management LLC (the "Manager") as their investment adviser.
* Have the same policies for buying and selling shares and the same exchange rights.
* Have the same distribution policies.
* Are available only to Contract Owners who allocate contract value to a subaccount that invests in the Funds.

COMPARISON OF INVESTMENT OBJECTIVES
The following table presents the investment objectives for the Funds.

     ACQUIRED FUND            INVESTMENT OBJECTIVE             ACQUIRING FUND             INVESTMENT OBJECTIVE
 TARGETPLUS GROWTH FUND
TARGETPLUS MODERATE FUND


COMPARISON OF INVESTMENT STRATEGIES
The Funds have the same investment objective, seeking to provide long-term capital appreciation. The Acquired Funds seek to achieve this objective by investing primarily in a diversified portfolio of equity and fixed income securities. By contrast, the Acquiring Fund is a fund of funds, which seeks to achieve its objective by investing in a combination of underlying index funds, including both equity index funds and a bond index fund. Under normal conditions, the TargetPLUS Growth Fund targets a somewhat heavier equity allocation (70-90%) than the TargetPLUS Moderate Fund and the Acquiring Fund (both 55-75%). All of the Funds include investments in larger-, mid- and smaller- capitalization companies in comparable allocations, and all of the Funds include investments in non-U.S. investments, although the non-U.S. exposure for the Acquiring Fund is lower than for either of Acquired Funds.

The Manager recommended the reorganization of the Acquired Funds because, despite more than two years in existence, the Funds had gathered a relatively small asset base and, in light of current market conditions and changes in variable annuity product design, the Funds are not likely to grow large enough to be economically viable. The Manager recommended the Moderate Index Strategy Fund as the Acquiring Fund because the Moderate Index Strategy Fund's investment objective is the same as the objective of the Acquired Funds and because, in the Manager's judgment, the Moderate Index Strategy Fund has the most comparable investment approach among the investment options available for reorganization. In addition, the Manager believed that the shareholders of the Acquired Funds would benefit from the lower management fees and overall fund expenses of the Acquiring Fund.


The TargetPLUS Growth Fund and the TargetPLUS Moderate Fund are subadvised by First Trust Advisors L.P. ("First Trust") for the equity portions of their portfolios and by Pacific Investment Management Company LLC ("PIMCO") for the fixed income portions of their portfolios. The Acquiring Fund is not subadvised.

Detailed strategies for the Acquired Funds and the Acquiring Fund are set forth below.

PRINCIPAL INVESTMENT STRATEGIES FOR THE TARGETPLUS GROWTH FUND (ACQUIRED FUND):

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of equity and fixed income securities. The Fund may invest a significant portion of its total assets in securities of non-U.S. companies.

In seeking to achieve the Fund's investment objective, the Manager allocates the Fund's assets between the Fund's equity portfolio (the "Equity Portfolio") and the Fund's fixed income portfolio (the "Fixed Income Portfolio") in pursuit of a balanced investment program. Under normal market conditions, the Manager will allocate 70% to 90% of the Fund's assets to the Equity Portfolio and the remaining balance of the Fund's assets to the Fixed Income Portfolio. This does not, however, restrict the Manager's ability to go above or below this range where the Manager considers it appropriate. First Trust serves as subadviser for the Equity Portfolio and PIMCO serves as subadviser for the Fixed Income Portfolio.

                                      6
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

In the short term, allocations may vary from the Fund's target asset allocation. The Manager may change the asset allocation between the Fund's two portfolios from time to time if it believes that doing so will increase the Fund's ability to achieve its investment objective.

The Fund may also allocate up to 5% of its respective net assets to (a) index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. The Fund may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. This strategy is intended to reduce the potential volatility of the Fund's investment performance and may limit the Fund's ability to benefit from rising markets while protecting the Fund in declining markets. The Fund may pursue this strategy by investing directly or indirectly through unregistered investment pools that are not Permitted Underlying Funds and that are managed by either the Manager, affiliates of the Manager, or unaffiliated investment managers.

EQUITY PORTFOLIO

The Fund's Equity Portfolio invests in the common stocks of companies that are identified by a model based on five separate strategies.

   o Approximately 20% in The Dow{R} Target Dividend
      Strategy,

   o Approximately 20% in the Value Line{R} Target 25
      Strategy,

   o Approximately 20% in the Target Small-Cap 15 Strategy,

   o Approximately 20% in the Global Dividend Target 15 Strategy, and

   o Approximately 20% in the NYSE{R} International Target 25
      Strategy

The securities for each strategy are selected annually on or about the last business day before each Stock Selection Date. The "Stock Selection Date" will be on or about December 1 of each year. For all of the strategies, First Trust generally follows a buy and hold strategy, trading as soon as practicable to the Stock Selection Date and/or when required by cash flow activity in the Equity Portfolio. First Trust may also trade because of mergers and acquisitions if the original stock is not the surviving company and to reinvest dividends.

Between Stock Selection Dates, when cash inflows and outflows require, First Trust purchases and sells common stocks for each of the strategies according to the approximate current percentage relationship among the shares of the stocks.

Certain provisions of the 1940 Act, as amended, limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, First Trust may depart from the investment strategy for the Fund's Equity Portfolio only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the strategy.

THE DOW{R} TARGET DIVIDEND STRATEGY

This investment strategy looks for common stocks issued by companies that are expected to provide income and have the potential for capital appreciation. The Dow{R} Target Dividend Strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of the 20 companies included in the Dow Jones U.S. Select Dividend Index[SM] that have the best overall ranking on both the change in return on assets over the last 12 months and price-to-book ratio.

First Trust selects the common stocks of the 20 companies in the following manner:

   o Starting with the 100 stocks in the Dow Jones U.S. Select Dividend Index[SM], First Trust ranks the stocks from best (1) to worst (100) based on two factors:

        o Change in return on assets over the last 12 months. An increase in return on assets generally indicates improving business fundamentals.

                                       7
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

        o Price-to-book ratio. A lower, but positive, price-to-book ratio is generally used as an indication of value.

   o First Trust then selects an approximately equally-weighted portfolio of the 20 stocks with the best overall ranking on the two factors.

VALUE LINE{R} TARGET 25 STRATEGY

The Value Line{R} Target 25 Strategy seeks to achieve its objective by investing in 25 of the 100 stocks to which Value Line{R} gives a #1 ranking for "Timeliness{trademark}" based on the Value Line Investment Survey{R}. The 25 stocks are selected on the basis of certain positive financial attributes. Value Line{R} ranks approximately
1,700 stocks, of which only 100 are given their #1 ranking for Timeliness[TM], which reflects Value Line's view of their probable price performance during the next six to 12 months relative to the others. Value Line{R} bases its rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. The 25 stocks are selected annually from the 100 stocks with the #1 ranking on or about the last business day before each Stock Selection Date.

Companies that, as of the Stock Selection Date, Value Line{R} has announced will be removed from Value Line's #1 ranking for Timeliness[TM] will be removed from the universe of securities from which stocks are selected for the Fund.

First Trust selects the common stocks of the 25 companies in the following manner:

   o Starting with the 100 stocks to which Value Line{R} gives the #1 ranking for Timeliness[TM], First Trust removes from consideration the stocks of companies considered to be financial companies and the stocks of companies whose shares are not listed on a U.S. securities exchange.

   o First Trust then ranks the remaining stocks from the best (1) to worst (100) on the following four factors:

        o  6-month price appreciation, and

        o  12-month price appreciation, and

        o  Return on assets, and

        o  Price to cash flow.

   o First Trust adds up the numerical ranks achieved by each company in the above steps and selects the 25 stocks with the lowest sums.

The selected stocks are weighted by market capitalization subject to the restriction that no stock will comprise less than approximately 1% or more than 7.5% of the Value Line{R} Target 25 Strategy portion of the portfolio on or about the Stock Selection Date. The securities will be adjusted on a proportional basis to accommodate this constraint.

TARGET SMALL-CAP 15 STRATEGY

The Target Small-Cap Strategy seeks to achieve its objective by investing in the stocks of 15 small-capitalization companies that have recently exhibited certain positive financial attributes.

First Trust selects the stocks of the 15 companies for this strategy in the following manner:

   o First Trust begins with the stocks of all U.S. corporations that trade on the New York Stock Exchange (NYSE{R}), the NYSE
      Amex, or the Nasdaq Stock market (Nasdaq) (excluding limited partnerships, American Depositary Receipts, and mineral and oil royalty trusts) on or about the Stock Selection Date.

   o First Trust then selects companies that have a market capitalization between $500 million and $2.5 billion and whose stock has an average daily trading volume of at least $1 million.

   o First Trust then selects those stocks with positive three-year sales growth.

   o From those stocks, First Trust selects the stocks whose most recent 12 month's earnings are positive.

   o First Trust eliminates any stock whose price has appreciated by more than 75% in the preceding 12 months.

   o Finally, First Trust selects the 15 stocks with the greatest price appreciation in the previous 12 months. Each of the stock's weighting in the portfolio is based on its relative market capitalization (highest to lowest).

GLOBAL DIVIDEND TARGET 15 STRATEGY

                                       8
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

The Global Dividend Target 15 Strategy seeks to achieve its objective by investing in the common stocks of certain companies included in the Dow Jones Industrial Average[SM] (DJIA[SM]), the Financial Times Ordinary Index (FT30 Index or Financial Times 30 Index), and the Hang Seng Index[SM]. This strategy invests in the common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA[SM], the FT30 Index and the Hang Seng Index, respectively, which have the highest indicated annual dividend yields ("Dividend Yields") in their respective index. First Trust selects the common stocks for this strategy in the following manner:

   o First Trust determines the Dividend Yield on each common stock in the DJIA[SM], the FT30 Index and the Hang Seng Index;

   o First Trust determines the ten companies in each of the DJIA[SM], the FT30 Index, and the Hang Seng Index that have the highest Dividend Yield in the respective index; and

   o From those companies, First Trust then selects an approximately equally weighted portfolio of the common stocks of the 5 companies in each index with the lowest price per share.

NYSE{R} INTERNATIONAL TARGET 25 STRATEGY

This strategy invests in the common stocks of 25 companies selected from the stocks included in the NYSE International 100 Index{R}. The NYSE
International 100 Index{R} consists of the 100 largest non-U.S.
stocks trading on the New York Stock Exchange.

First Trust selects the stocks of the 25 companies for this strategy in the following manner:

   o First Trust begins with the stocks included in the NYSE International 100 Index{R} on or about the Stock Selection Date.

   o First Trust then screens for liquidity by eliminating companies with average daily trading volume for the prior three months below $300,000.

   o First Trust then ranks the remaining stocks based on two factors: price-to-book ratio, and price-to-cash flow ratio. Lower, but positive price-to-book ratios and price-to-cash flow ratios are generally used as an indication of value.

   o *From those companies, First Trust then selects an approximately equally weighted portfolio of the 25 stocks with the best overall ranking based on the two factors.

Under unusual circumstances, the Fund's Equity Portfolio may allocate cash flows to cash or cash equivalents, or, pro rata, to the remaining common stocks in the strategy, or may sell an existing position. Unusual circumstances may include material adverse developments concerning the issuer of the stock, such as potential insolvency or fraud.

FIXED INCOME PORTFOLIO

For the Fund's Fixed Income Portfolio, the Manager may allocate from 0% to 100% of the Fund's assets allocated to the Fixed Income Portfolio to either of two separate strategies: the Total Return Strategy and the Diversified Income Strategy. The Manager may change the allocation between the two Fixed Income strategies at any time if it believes that doing so will increase the Fund's ability to achieve its investment objective.

For Fixed Income Portfolio, "Fixed Income Instruments" include:

   o Securities issued or guaranteed by the U.S. government, and by its agencies or government-sponsored enterprises, some of which may not be guaranteed by the U.S. Treasury;

   o Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

   o Mortgage-backed and other asset-backed securities;

   o Inflation-indexed bonds issued both by governments and corporations;

   o Structured notes, including hybrid or "indexed" securities, and event-linked bonds;

   o Loan participations and assignments;

   o Delayed funding loans and revolving credit facilities;

                                       9
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

   o Bank certificates of deposit, fixed time deposits, and bankers' acceptances;

   o Repurchase agreements and reverse repurchase agreements;

   o Debt securities issued by states or local governments and their agencies, authorities, and other government-sponsored enterprises;

   o Obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises; and

   o Obligations of international agencies or supranational entities.

TOTAL RETURN STRATEGY

The Total Return Strategy seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified pool of Fixed Income Instruments (as defined above) of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this strategy normally varies within two years (plus or minus) of the duration of the Barclays Capital Aggregate Bond Index, which as of March 31, 2009 was 3.73 years.

The Total Return Strategy invests primarily in investment grade debt securities, but may invest up to 10% of the total assets allocated to the strategy in high yield securities ("junk bonds") rated B or higher by Moody's or equivalently rated by S&P{R} or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Total Return Strategy may invest up to 30% of the total assets allocated to it in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Total Return Strategy may invest up to 15% of its total assets in securities of issuers based in countries with developing (or "emerging market") economies. The Total Return Strategy will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of the total assets allocated to it. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Total Return Strategy may invest all of the assets allocated to it in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Total Return Strategy may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques, such as buy backs or dollar rolls. The "total return" sought by the strategy consists of income earned on the strategy's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

DIVERSIFIED INCOME STRATEGY

The Diversified Income Strategy seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified pool of Fixed Income Instruments (as defined above) of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of the Diversified Income Strategy normally varies within a three- to eight-year time frame based on PIMCO's forecast for interest rates.

The Diversified Income Strategy may invest in a diversified pool of corporate fixed income securities of varying maturities. The Diversified Income Strategy may invest all of its assets in high yield securities ("junk bonds") subject to a maximum of 10% of its total assets in securities rated below B by Moody's or equivalently rated by S&P{R} or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

The Diversified Income Strategy may invest in securities denominated in foreign currencies and U.S.-dollar-denominated securities of foreign issuers. The Diversified Income Strategy may have foreign currency exposure (from non-U.S. dollar denominated securities or currencies) up to 100% of its total assets. In addition, the Diversified Income Strategy may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Diversified Income Strategy may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Diversified Income Strategy may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The total return sought by the Diversified Income Strategy consists of income earned on the Strategy's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

                                       10
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

The Fund may engage in frequent trading in order to achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES FOR THE TARGETPLUS MODERATE FUND (ACQUIRED
FUND):

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of equity and fixed income securities. The Fund may invest a significant portion of its total assets in securities of non-U.S. companies.

In seeking to achieve the Fund's investment objective, the Manager allocates the Fund's assets between the Fund's equity portfolio (the "Equity Portfolio") and the Fund's fixed income portfolio (the "Fixed Income Portfolio") in pursuit of a balanced investment program. Under normal market conditions, the Manager will allocate 55% to 75% of the Fund's assets to the Equity Portfolio and the remaining balance of the Fund's assets to the Fixed Income Portfolio. This does not, however, restrict the Manager's ability to go above or below this range where the Manager considers it appropriate. First Trust serves as subadviser for the Equity Portfolio and PIMCO serves as subadviser for the Fixed Income Portfolio.

In the short term, allocations may vary from the Fund's target asset allocation. The Manager may change the asset allocation between the Fund's two portfolios from time to time if it believes that doing so will increase the Fund's ability to achieve its investment objective.

The Fund may also allocate up to 5% of its respective net assets to (a) index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. The Fund may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. This strategy is intended to reduce the potential volatility of the Fund's investment performance and may limit the Fund's ability to benefit from rising markets while protecting the Fund in declining markets. The Fund may pursue this strategy by investing directly or indirectly through unregistered investment pools that are not Permitted Underlying Funds and that are managed by either the Manager, affiliates of the Manager, or unaffiliated investment managers.

EQUITY PORTFOLIO

The Fund's Equity Portfolio invests in the common stocks of companies that are identified by a model based on five separate strategies.

   o Approximately 20% in The Dow{R} Target Dividend
      Strategy,

   o Approximately 20% in the Value Line{R} Target 25
      Strategy,

   o Approximately 20% in the Target Small-Cap 15 Strategy,

   o Approximately 20% in the Global Dividend Target 15 Strategy, and

   o Approximately 20% in the NYSE{R} International Target 25
      Strategy

Each of these strategies is described in detail above under Principal Investment Strategies for the TargetPLUS Growth Fund. The securities for each strategy are selected annually on or about the last business day before each Stock Selection Date. The "Stock Selection Date" will be on or about December 1 of each year. For all of the strategies, First Trust generally follows a buy and hold strategy, trading as soon as practicable to the Stock Selection Date and/or when required by cash flow activity in the Equity Portfolio. First Trust may also trade because of mergers and acquisitions if the original stock is not the surviving company and to reinvest dividends.

Between Stock Selection Dates, when cash inflows and outflows require, First Trust purchases and sells common stocks for each of the strategies according to the approximate current percentage relationship among the shares of the stocks.

Certain provisions of the 1940 Act, as amended, limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, First Trust may depart from the investment strategy for the Fund's Equity Portfolio only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the strategy.

                                       11
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

Under unusual circumstances, the Fund's Equity Portfolio may allocate cash flows to cash or cash equivalents, or, pro rata, to the remaining common stocks in the strategy, or may sell an existing position. Unusual circumstances may include material adverse developments concerning the issuer of the stock, such as potential insolvency or fraud.

FIXED INCOME PORTFOLIO

For the Fund's Fixed Income Portfolio, the Manager may allocate from 0% to 100% of the Fund's assets allocated to the Fixed Income Portfolio to either of two separate strategies: the Total Return Strategy and the Diversified Income Strategy. Each of these strategies is described in detail above under Principal Investment Strategies for the TargetPLUS Growth Fund. The Manager may change the allocation between the two Fixed Income strategies at any time if it believes that doing so will increase the Fund's ability to achieve its investment objective.

For purposes of the Fixed Income Portfolio, "Fixed Income Instruments" include:

   o Securities issued or guaranteed by the U.S. government, and by its agencies or government-sponsored enterprises, some of which may not be guaranteed by the U.S. Treasury;

   o Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

   o Mortgage-backed and other asset-backed securities;

   o Inflation-indexed bonds issued both by governments and corporations;

   o Structured notes, including hybrid or "indexed" securities, and event-linked bonds;

   o Loan participations and assignments;

   o Delayed funding loans and revolving credit facilities;

   o Bank certificates of deposit, fixed time deposits, and bankers' acceptances;

   o Repurchase agreements and reverse repurchase agreements;

   o Debt securities issued by states or local governments and their agencies, authorities, and other government-sponsored enterprises;

   o Obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises; and

   o Obligations of international agencies or supranational entities.

The Fund may engage in frequent trading in order to achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES FOR THE MODERATE INDEX STRATEGY FUND (ACQUIRING
FUND):

The Fund seeks to achieve its goal by investing primarily in a combination of five underlying index funds (the "Index Strategy Underlying Funds"). The AZL Enhanced Bond Index Fund is a bond index fund; the other four Index Strategy Underlying Funds are equity index funds.

   o AZL Enhanced Bond Index Fund

   o AZL S&P 500 Index Fund

   o AZL Mid Cap Index Fund

   o AZL Small Cap Stock Index Fund

   o AZL International Index Fund

Information regarding the investment policies of the Index Strategy Underlying Funds is located in the prospectus for the Acquiring Fund, which accompanies and is incorporated by reference into this proxy statement/prospectus, in the section called "Information About the Index Strategy Underlying Funds." Generally, the Fund will allocate its assets as follows: 55% - 75% in the underlying equity index funds and 25% - 45% in the underlying bond index fund.

The investment results of the Index Strategy Underlying Funds will vary. As a result, the portfolio management team monitors the allocations to the Index Strategy Underlying Funds daily and periodically adjusts the allocations. The performance and income distributions of each of the Index Strategy Underlying Funds will differ from the performance

                                       12
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009
and income distributions of the underlying funds as a result of small variations in the Fund's allocations and any cash held in its portfolio.

The Fund may also allocate up to 5% of its respective net assets to (a) index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. The Fund may also invest, either directly or through the Index Strategy Underlying Funds, in exchange-traded funds (ETFs) for additional exposure to relevant markets. This strategy is intended to reduce the potential volatility of the Fund's investment performance and may limit the Fund's ability to benefit from rising markets while protecting the Fund in declining markets. The Fund may pursue this strategy by investing directly or indirectly through unregistered investment pools that are managed by either the Manager, affiliates of the Manager, or unaffiliated investment managers.

For temporary defensive purposes, any of the Fund may invest up to 100% of its assets in short-term U.S. Government securities, bank certificates of deposit, prime commercial paper, money market funds, and other high quality short-term fixed-income securities and repurchase agreements with respect to those securities. If a Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

COMPARISON OF INVESTMENT POLICIES
If shareholders of the Acquired Funds approve the Reorganization, they will be subject to the investment policies of the Acquiring Fund. The Funds have substantially similar investment policies. Other than as described herein, the Manager does not believe that the differences between the investment policies results in any material difference in the way the Funds are managed.

The Acquiring Fund is a "fund of funds" and diversifies its assets by investing primarily in the shares of other affiliated underlying mutual funds. The Fund may also invest in unaffiliated mutual funds and in other securities, including interests in both affiliated and unaffiliated unregistered investment pools. The Acquired Funds invest primarily in a diversified portfolio of equity and fixed income securities.

RISK FACTORS
As noted above, the investment objective and the principal investment strategies of the Acquired Funds and the Acquiring Fund are comparable. Consequently, the principal investment risks of the Funds also are comparable. The principal risks of investing in the Acquired Funds and the Acquiring Fund are shown in the table below. A discussion of each of the various principal risks follows the table.

Depending upon its assessment of changing market conditions, the subadviser of each Fund may emphasize particular asset classes or particular investments at any given time, which may change the risks associated with a Fund. The fact that a risk is not identified as a principal risk for a particular Fund does not mean that the Fund may not be subject to that risk. The Statement of Additional Information for the Acquiring Fund, which is incorporated by reference in this proxy statement/prospectus, contains detailed information on the Acquiring Fund's permitted investments and investment restrictions.

RISK                                         TARGETPLUS GROWTH FUND TARGETPLUS MODERATE FUND MODERATE INDEX STRATEGY FUND
                                                (ACQUIRED FUND)         (ACQUIRED FUND)            (ACQUIRING FUND)
Market Risk                                            X                       X                          X
Issuer Risk                                            X                       X                          X
Selection Risk                                         X                       X
Allocation Risk                                        X                       X                          X
Strategy Selection Risk                                X                       X
Investment Strategy Risk                               X                       X
Limited Management Risk                                X                       X
Capitalization Risk                                    X                       X                          X

                                       13
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

Focused Investment Risk                                X                       X
Foreign Risk                                           X                       X                          X
Emerging Markets Risk                                  X                       X
Currency Risk                                          X                       X
Dividend Risk                                          X                       X
Interest Rate Risk                                     X                       X                          X
Credit Risk                                            X                       X                          X
Security Quality Risk                                  X                       X
Liquidity Risk                                         X                       X
Derivatives Risk                                       X                       X                          X
Mortgage-Related and Other Asset-Backed Risk           X                       X                          X
Leveraging Risk                                        X                       X
License Termination Risk                               X                       X                          X
Short Sale Risk                                        X                       X
Portfolio Turnover                                     X                       X                          X
Index Fund Risk                                                                                           X
Prepayment Risk                                                                                           X
Extension Risk                                                                                            X

* MARKET RISK: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund's portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund's portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities.
* ISSUER RISK: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's products or services.
* SELECTION RISK: The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund's assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.
* ALLOCATION RISK: The risk that the Manager allocates assets in a manner which results in the Fund underperforming other funds with similar investment objectives. For those Funds where the Manager has limited discretion to allocate Fund assets among various underlying investments, the Fund's allocation structure may cause the Fund to underperform other funds of funds with similar investment objectives. For those Funds where the Manager has discretion to allocate Fund assets among various underlying investments which represent different asset classes, each underlying investment is subject to different levels and combinations of risk, depending on the Fund's exact asset allocation.
* STRATEGY SELECTION RISK: The risk that the Manager could allocate assets in a manner that will cause the Funds to underperform other funds with similar investment objectives. The Manager may have a potential conflict of interest in allocating Fixed Income Portfolio assets between the Diversified Income Strategy and the Total Return Strategy

                                     14
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009
   because the subadvisory fee rate it pays to the subadviser are different for the two strategies. However, the Manager is a fiduciary to the Funds and is legally obligated to act in their best interests when selecting strategies, without taking fees into consideration.
* INVESTMENT STRATEGY RISK: Certain strategies involve selecting common stocks that have high dividend yields relative to other common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.
   Certain strategies involve selecting common stocks of issuers that have experienced certain rates of growth in sales and stocks that have experienced recent price appreciation. There can be no assurance that the issuers whose stocks are selected will continue to experience growth in sales, or that the issuer's operations will result in positive earnings even if sales continue to grow. There further can be no assurance that the prices of such issuers' stocks will not decline.
   Value Line's Timeliness[TM] rankings reflect Value Line's views as to the prospective price performance of the #1 ranked stocks relative to other stocks ranked by Value Line{R}. There is no assurance that the #1 ranked stocks will actually perform better than other stocks and, as a result, the Fund may underperform other similar investments.
* LIMITED MANAGEMENT RISK: The Fund's strategy of investing in companies according to criteria determined on or about the last business day before each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.
* CAPITALIZATION RISK: To the extent the Fund invests significantly in small and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies' securities and the Fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. The value of some of the Fund's investments will rise and fall based on investor perception rather than economic factors.
* FOCUSED INVESTMENT RISK: The Fund invests in a limited number of securities, and the securities selected for the strategies used to manage this Fund may be issued by companies concentrated in particular industries, including consumer products and technology. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Fund invests may be more volatile and subject to greater risk of adverse developments that may affect many of the companies in which the Fund invests, than a mixture of stocks of companies from a wide variety of industries. Generally, in the context of the total portfolio, these holdings may not be large enough to consider the Fund as a whole as concentrated.
* FOREIGN RISK: Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.


                                      15
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

* EMERGING MARKETS RISK: In addition to the risks described under "Foreign Risk", issuers in emerging markets may present greater risk than investing in foreign issuers generally. Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.
* CURRENCY RISK: Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.
* DIVIDEND RISK: There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.
* INTEREST RATE RISK: As nominal interest rates rise, the value of fixed income securities held by a Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.
* CREDIT RISK: The Fund could lose money if the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, or a loan of portfolio securities, is unwilling or unable to make payments of principal and/or interest in a timely manner, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Those Funds that are permitted to invest in municipal bonds are subject to the risk that litigation, legislation, or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.
* SECURITY QUALITY RISK: The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.
* LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
* DERIVATIVES RISK: The Fund may invest in derivatives. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not

                                      16
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009
   correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to "cash settle") are not covered through ownership of the underlying security, financial instrument, or currency. The obligation to segregate assets may result in the Fund not achieving its objectives.
* MORTGAGE-RELATED AND OTHER ASSET-BACKED RISK: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages. An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
* LEVERAGING RISK: Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transaction. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage, including borrowing, may exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities.
* LICENSE TERMINATION RISK: The Fund relies on third party license(s) that permit the use of the intellectual property of such parties in connection with the name of the Fund and/or the investment strategies of the Fund. Such license(s) may be terminated by the licensors, and as a result, the Fund may lose its ability to use the licensed name as a part of the name of the Fund or to receive data from the third party as it relates to the investment strategy. Accordingly, in the event a license is terminated, the Fund may have to change its name or investment strategy(ies).
* SHORT SALE RISK: Short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. Certain of the Funds may also enter into short derivatives positions through futures contracts or swap agreements. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially resulting in the loss of more money than the actual cost of the investment. Short sales "against the box" give up the opportunity for capital appreciation in the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
* PORTFOLIO TURNOVER: The Fund may actively and frequently trade its portfolio securities or may turn over a significant portion of its portfolio securities in a single year. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.
* INDEX FUND RISK: The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. The correlation between the performance of the Fund and the performance of the index may be affected by the Fund's expenses, changes in securities markets, selection of certain securities for the portfolio to represent the index, changes in the composition of the index, and the timing of purchases and redemptions of Fund shares.

                                      17
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

* PREPAYMENT RISK: If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date. The Underlying Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.
* EXTENSION RISK: When interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated, cause the value of the securities to fall.


                                      18
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

PERFORMANCE
Performance information for the Funds is shown below.

The following bar charts and tables provide an indication of the risks of an investment in the Funds by showing changes in their performance from year to year and by showing how the Funds' average annual returns for one year, five years and since inception (as applicable) compare with those of a broad measure of market performance.

Both the bar charts and the tables assume reinvestment of dividends and distributions, and reflect fee waivers. Without fee waivers, the Funds' performance would have been lower.

The performance of the Funds will vary from year to year. The Funds' performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Funds will perform in the future.

TARGETPLUS GROWTH FUND (ACQUIRED FUND)

[BAR CHART GRAPHIC: 2008 -39.38%]

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q2, 2008) -3.40%
 Lowest (Q4, 2008)  -21.72%

AVERAGE ANNUAL TOTAL RETURNS

                       INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
TargetPLUS Growth Fund 5/1/2007              -39.38%                  -25.73%
Russell 3000 Index                           -37.31%                  -24.66%
S&P 500 Index                                -37.00%                  -24.19%

The Fund's performance is compared to the Russell 3000{R} Index and the S&P 500 Index. The Russell 3000{R} Index, an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500{R} Index is an unmanaged index that consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

                                       19
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

TARGETPLUS MODERATE FUND (ACQUIRED FUND)

 [BAR CHART GRAPHIC: 2008 -32.37%]

    HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART) Highest (Q2, 2008) -3.28%
 Lowest (Q4, 2008)  -17.09%

AVERAGE ANNUAL TOTAL RETURNS

                                   INCEPTION ONE YEAR ENDED DECEMBER 31, 2008 SINCE INCEPTION
TargetPLUS Moderate Fund           5/1/2007              -32.37%                  -20.04%
Russell 3000{R} Index                       -37.31%                  -24.66%
S&P 500 Index                                            -37.00%                  -24.19%

The Fund's performance is compared to the Russell 3000{R} Index and the S&P 500 Index. The Russell 3000{R} Index, an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500{R} Index is an unmanaged index that consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

MODERATE INDEX STRATEGY (ACQUIRING FUND)

THE PERFORMANCE BAR CHARTS AND TABLES ARE NOT PRESENTED BECAUSE THE FUND HAS NOT HAD A FULL CALENDAR YEAR OF OPERATIONS. THE FUND COMMANCED OPERATIONS JULY 10, 2009, AND HAS NO PERFORMANCE HISTORY PRIOR TO THAT DATE.

                                       20
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

TABLE A-1

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

----------------------------------------------------------
|FUND (inception date)       |LAST 1 YEAR|SINCE INCEPTION|
----------------------------------------------------------
|TargetPLUS Growth Fund      |  -39.38%  |    -25.73%    |
|(5/1/2007)                  |           |               |
----------------------------------------------------------
|TargetPLUS Moderate Fund    |  -32.37%  |    -20.04%    |
|(5/1/2007)                  |           |               |
----------------------------------------------------------
|Moderate Index Strategy Fund|    N/A    |      N/A      |
|(7/10/2009)                 |           |               |
----------------------------------------------------------

TAX CONSEQUENCES
If the separate accounts investing in the Funds and the Contracts are properly structured under the insurance company provisions of federal tax law (as the Manager believes is the case), the Reorganization will not be a taxable event for Contract Owners who have a portion of their variable annuity contract allocated to the Funds. THE REORGANIZATIONS ARE NOT EXPECTED TO QUALIFY AS TAX-FREE REORGANIZATIONS FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. The Manager has agreed to indemnify Contract Owners against any taxes imposed on them as a result of the treat of the Reorganizations as taxable or as a result of a judicial or administrative determination that the Reorganization, although treated by the parties as not tax-free, in fact was tax-free. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX ADVISERS CONCERNING ANY POSSIBLE STATE INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS.

For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."

                                       21
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

FEES AND EXPENSES
The following table describes the fees and expenses as of the end of the most recent fiscal year that you pay if you buy and hold shares of the Acquired Funds or shares of the Acquiring Fund. The table also shows estimated pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. The table does not reflect the expenses that apply to the subaccounts or the Contracts. Inclusion of these charges would increase expenses for all periods shown. The fees and expenses below exclude the costs of the Reorganization. See "Reasons for the Proposed Reorganization and Board Deliberations" for additional information concerning the allocation of the costs of the Reorganization.

TABLE A-2

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

The following table is based on fund assets as of December 31, 2008.

                                             TARGETPLUS GROWTH FUND TARGETPLUS MODERATE FUND MODERATE INDEX STRATEGY FUND
                                                (ACQUIRED FUND)         (ACQUIRED FUND)            (ACQUIRING FUND)
Management Fee                                 0.52% (a)              0.52% (a)                0.05% (b)
Distribution (12b-1) Fees                      0.25% (d)              0.25% (d)                --
Acquired (Underlying) Fund Fees and Expenses   --                     --                       0.61% (e)
Other Expenses                                 0.38%                  0.53%                    0.15%
Total Annual Fund Operating Expenses (f)       1.15%                  1.30%                    0.81%

                              ACQUIRING FUND - PRO FORMA WITH     ACQUIRING FUND - PRO FORMA WITH    ACQUIRING FUND - PRO FORMA WITH
                                   TARGETPLUS GROWTH FUND             TARGETPLUS MODERATE FUND             BOTH ACQUIRED FUNDS
Management Fee (c)             0.05%                              0.05%                                0.05%
Distribution (12b-1) Fees      --                                 --                                   --
Acquired (Underlying) Fund     0.61%                              0.61%                                0.61%
Fees and Expenses (e)
Other Expenses                 0.14%                              0.22%                                0.16%
Total Annual Fund Operating    0.80%                              0.88%                                0.82%
Expenses (f)

(a)The management fee rate is the contractual rate charged for the Fund's most recent fiscal year, which ended December 31, 2008.
(b)The Moderate Index Strategy Fund commenced operations on July 10, 2009, and did not have any net assets or shares outstanding at December 31, 2008. The management fee rate shown therefore reflects what the rate would be under the current management fee schedule for the Acquiring Fund.
(c)The management fee rate shown reflects what the rate would be under the current management fee schedule for the Acquiring Fund based on the combined assets of the Funds for the fiscal year ended December 31, 2008.
(d)The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays Allianz Life Financial Services, LLC, the Fund's distributor, an annual fee of up to 0.25% of average daily net assets as payment for distributing its shares and providing shareholder services.
(e)Acquired (Underlying) Fund Fees and Expenses are incurred indirectly by the Acquiring Fund through the Fund's investment in the Index Strategy Underlying Funds and unregistered investment pools. Accordingly, Acquired (Underlying) Fund Fees and Expenses affect the Fund's total returns. Because these fees and expenses are not included in the Fund's Financial Highlights in the accompanying prospectus for the Acquiring Fund, the Fund's Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

                                       22
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

(f)The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and, for the Acquiring Fund, Acquired (Underlying) Fund Fees and Expenses), to 0.89% for TargetPLUS Growth Fund and TargetPLUS Moderate Fund and 0.20% for Moderate Index Strategy Fund through April 30, 2010. If the expense reimbursement arrangement were reflected in the table, the Annual Operating Expenses of the Acquired Funds would be lower. The Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of Other Expenses paid by the Manager provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that such reimbursements to the Manager are expected in the upcoming year, the amount of the reimbursements, if any, is included in the financial statements in the Fund's shareholder reports and is reflected in Other Expenses in the table above. Any obligations of an Acquired Fund to reimburse the Manager will not carry forward to the Acquiring Fund following the Reorganization.

EXAMPLE: Use the following tables to compare fees and expenses of the Funds to other investment companies. The tables illustrate the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. The tables also show pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been in effect for the periods shown. The tables do not reflect the effect of any fee or expense waivers. The tables also do not reflect separate account or insurance contract fees and charges. An investor's actual costs may be different.

FUND                                                                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
TargetPLUS Growth Fund (Acquired Fund)                                   $117    $365    $633   $1,398
TargetPLUS Moderate Fund (Acquired Fund)                                 $132    $412    $713   $1,568
Moderate Index Strategy Fund (Acquiring Fund)                             $83    $259    $450   $1,002
PRO FORMA
Moderate Index Strategy Fund - Pro Forma with TargetPLUS Growth Fund      $82    $255    $444     $990
Moderate Index Strategy Fund - Pro Forma with TargetPLUS Moderate Fund    $90    $281    $488   $1,084
Moderate Index Strategy Fund - Pro Forma with both Acquired Funds         $84    $262    $455   $1,014

THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. THIS EXAMPLE DOES NOT REFLECT THE EXPENSES THAT APPLY TO THE SUBACCOUNTS OR THE CONTRACTS. INCLUSION OF THSE CHARGES WOULD INCREASE EXPENSES FOR ALL PERIODS SHOWN.

THE REORGANIZATION

TERMS OF THE REORGANIZATION
The Board has approved the Plans, a copy of each of which is attached as Exhibit A and Exhibit B. The Plans provide for the Reorganization on the following terms:
* The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by an Acquired Fund and the Acquiring Fund.
* The Acquired Funds will transfer all of their assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume the Acquired Funds' liabilities.
* The Acquiring Fund will issue shares to each Acquired Fund in an amount equal to the value of the assets that it receives from each Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. These shares will immediately be distributed by the Acquired Funds to their shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. As a result, shareholders (the separate accounts) of the Acquired Funds will become shareholders of the Acquiring Fund. Contract values that were allocated to subaccounts invested in the Acquired Funds will be allocated to subaccounts investing in the Acquiring Fund.

                                       23
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

* Neither the Acquired Funds nor any Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Funds will pay any sales charge in connection with the Reorganization.
* The net asset value of the Acquired Funds and the Acquiring Fund will be computed as of 3:00 p.m. Central time, on the closing date.
* After the Reorganization, the Acquired Funds will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION
The completion of the Reorganization for each Acquired Fund is subject to certain conditions described in the Plans, including:
* Each Acquired Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.
* The Funds will have received any approvals, consents, or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.
* An effective registration statement on Form N-14 will be on file with the SEC.
* The Contract Owners of each Acquired Fund who are eligible to provide voting instructions for the meeting will have approved the respective Plans.

TERMINATION OF THE PLAN
The Plans and the transactions contemplated by them may be terminated and abandoned by resolutions of the Board of Trustees of the Acquired Funds or the Acquiring Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Acquired Funds or the Acquiring Fund, or the trustees, officers, or shareholders of the Acquired Funds or the Acquiring Fund.

TAX STATUS OF THE REORGANIZATION
For federal income tax purposes, the transfer of the assets of each Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of the Acquiring Fund shares to shareholders of each Acquired Fund is treated as a separate reorganization. The discussion below applies to each Reorganization.
If the separate accounts investing in the Acquired Funds and the Contracts are properly structured under the insurance company provisions of federal tax law (as the Manager believes is the case), the Reorganizations will not be taxable events for Contract Owners who have a portion of their variable annuity contract allocated to an Acquired Fund. THE REORGANIZATIONS ARE NOT EXPECTED TO QUALIFY AS TAX-FREE REORGANIZATIONS FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. THUS, THE ACQUIRED FUNDS GENERALLY WILL RECOGNIZE GAIN OR LOSS EQUAL TO THE DIFFERENCE BETWEEN THE FAIR MARKET VALUE OF THEIR ASSETS AND THEIR TAX BASIS IN SUCH ASSETS. ANY UNUSED EXCESS CAPITAL LOSS CARRY FORWARDS OF THE ACQUIRED FUNDS WILL CEASE TO EXIST AFTER THE REORGANIZATIONS. The Acquired Funds expect that the amount of such unused capital loss carry forwards lost as a consequence of the Reorganizations will not be material (and such lost attributes would have been significantly limited for federal income tax purposes even if the Reorganizations qualified for tax-free treatment).
The exchange of Acquired Fund shares for Acquiring Fund shares pursuant to the Reorganizations will be a taxable event for federal income tax purposes (as well as for state and local income tax purposes). If the separate accounts investing in the Acquired Fund and the related Contracts are properly structured under the insurance company provisions of federal tax law (the Manager believes is the case), then the separate accounts would be treated as the direct holder of the Acquired Fund shares. As such, the separate accounts will recognize gain or loss equal to the difference between the fair market value of the Acquiring Fund shares received pursuant to the Reorganizations and the separate accounts' tax basis in the Acquired Fund shares surrendered therefore. Such gain or loss will be long-term capital gain or loss if the separate accounts' holding period for such Acquired Fund is more than one year at the Closing.

                                       24
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

The Manager has agreed to indemnify Contract Owners against any taxes imposed on them as a result of the Reorganizations being taxable or as a result of a judicial determination or administrative determination that the Reorganizations, although treated by the parties as not tax-free, in fact was tax-free. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX ADVISERS CONCERNING ANY POSSIBLE STATE INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS.

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS
The Board believes that the proposed Reorganization will be advantageous to shareholders of the Acquired Funds based on its consideration of the following matters:
* TERMS AND CONDITIONS OF THE REORGANIZATION. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.
* TAX CONSEQUENCES. The Board considered the tax consequences of the Reorganization for Contract Owners and for the Funds, as set forth in the section "Tax Status of the Reorganization," above.


* CONTINUITY OF INVESTMENT. The Board considered the compatibility of the Funds and the degree of similarity between the investment objectives and the principal investment strategies for the Acquired Funds and the Acquiring Fund. The Board considered the fact that the Acquired Funds and the Acquiring Fund have comparable investment objectives and policies, but different investment strategies. The Board recognized that while the Moderate Index Strategy Fund is a fund of funds that invests in underlying funds most of which employ a passive indexing strategy, the TargetPLUS Growth Fund and TargetPLUS Moderate Fund employ a quantitative investment strategy pursuant to which the subadviser selects investments once each year from among companies identified by various methodologies.


* EXPENSE RATIOS. The Board considered the relative expenses of the Funds. The total operating expense ratio for the Acquiring Fund is lower than the total operating expense ratio for each of the Acquired Funds as of the end of the Acquired Funds' most recent fiscal year. The contractual management fee for the Acquiring Fund is lower than for the Acquired Funds, and the contractual management fees for all of the Funds do not include any breakpoints. The Acquired Funds are subject to Distribution (12b-1) Fees but not Acquired (Underlying) Fund Fees and Expenses; the Acquiring Fund, on the other hand, is subject to Acquired (Underlying) Fund Fees and Expenses but not Distribution (12b-1) Fees. The Acquiring Fund's Other Expenses are lower than those for the Acquired Funds. The Board considered the fact that, in sum, shareholders of the Acquired Funds may expect to incur lower overall fund expenses following the Reorganization.
  The Board also considered the possibility that both higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows, or reduced outflows, may reduce the risk that, if net assets of the Acquired Funds fail to grow, or even diminish, the Acquired Funds' total expense ratios could rise from current levels as fixed expenses become a larger percentage of net assets. The Board noted that all of the Funds are subject to expense limitation agreements that will remain in place through at least April 30, 2010. The Board considered the fact that the Acquired Funds currently are operating with expenses above the respective caps and are receiving fee waivers from the Manager, but that the Acquiring Fund is not. The Board also considered the fact that following the Reorganization total fund operating expenses for the combined Fund, including expenses related to the Reorganization, are expected to reach the cap contained in the Acquiring Fund's expense limitation agreement and that the Manager is expected to absorb expenses related to the merger through fee waivers. Net Annual Fund Operating Expenses are nevertheless expected to be less for the Acquiring Fund after the Reorganization than for the Acquired Funds.
* ECONOMIES OF SCALE. The Board considered the advantage of combining Funds with comparable investment objectives. The Board believes that the combined Fund may have the opportunity to take advantage of the economies of scale associated with a larger fund. The combined Fund may have better prospects for growth than any of the Funds separately. For example, a larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Furthermore, as indicated above, fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis, may be reduced.
* COSTS. The Board noted that the Acquired Funds each will bear the expenses of printing and mailing communications to Contract Owners who beneficially owned its shares and that all other expenses of the Reorganization, including accounting, legal, and custodial expenses, and any costs related to repositioning of the Acquiring Fund's portfolios after the Reorganization, will be allocated equally among the Acquired Funds and the Acquiring Fund. The Board also noted that the estimated total reorganization costs, including repositioning costs, would be less than $0.01 per share of the combined Fund. The Board considered the Manager's analysis showing that the reduction in annual operating expenses for the Acquired Funds and the Acquiring Fund resulting from the Reorganization is likely to be greater than

                                       25
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009
  or equal to the expenses of the Reorganization to be borne by the Acquired Funds or Acquiring Fund, as the case may be.
* DILUTION. The Board considered the fact that the Reorganization will not dilute the interests of the current Contract Owners with contract values allocated to subaccounts investing in the Acquired Funds because it would be effected on the basis of the relative net asset value per share of the Acquired Funds and the Acquiring Fund, respectively. Thus, subaccounts holding shares of the Acquired Funds will receive shares of the Acquiring Fund equal in value to their shares in the Acquired Funds.
* PERFORMANCE AND OTHER FACTORS. The Board considered the relative performance records of the Funds. The Board noted that none of the Funds have accumulated any significant track record; the Acquired Funds commenced operations on May 1, 2007, and the Acquiring Fund commenced operations on July 10, 2009. Therefore, the Board also considered the overall track record of the Manager in managing other funds with similar investment objectives and allocation strategies. Although the Board was cognizant of the fact that an investment adviser's past performance is no guarantee of its future results, the Board did recognize that the overall track record of the Manager could help attract more assets and increase shareholder confidence in the combined Fund. The Board concluded that increased inflows, or reduced outflows, could lead to further economies of scale (see "Economies of Scale" above).
  The Board also considered the fact that the Funds have similar investment objectives. The Reorganization should allow for a concentrated selling effort, thereby potentially benefiting shareholders of the combined Funds.
* POTENTIAL EFFECTS ON THE MANAGER. The Board also considered the potential benefits from the Reorganization that could be realized by the Manager. The Board recognized that the potential benefits to the Manager consist principally of economies of scale and the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board also noted, however, that shareholders of the Acquired Funds will benefit over time from any long-term decrease in overall operating expense ratios resulting from the proposed Reorganization. The Board noted that the proposed Reorganization would affect the amount of management fees that the Manager retains after payment of the subadvisory fees. The table below assumes that the Reorganization has taken place. See Table A-2 above for information concerning current management fees for both Funds.

FUND                                                         MANAGEMENT FEE RETAINED AFTER PAYMENT OF SUBADVISORY FEE (1)
TargetPLUS Growth Fund (Acquired Fund)                                                  0.17%
TargetPLUS Moderate Fund (Acquired Fund)                                                0.17%
Moderate Index Strategy Fund (Acquiring Fund)                                           0.05% (2)(3)
   Weighted Average Before Reorganization                                               0.17%
MODERATE INDEX STRATEGY FUND - PRO FORMA WITH ACQUIRED FUNDS                            0.05% (3)

 (1)Calculations are as of May 31, 2009, based on assets under management at May 31, 2009.
 (2)The Acquiring Fund had no net assets under management at May 31, 2009. The rate shown is the current management fee for the Acquiring Fund.
 (3)The Manager does not pay subadvisory fees out if its management fee for the Acquiring Fund. Acquired (Underlying) Fund Fees and Expenses are not factored into this table.


Each Trustee carefully considered the factors described above and evaluated the merits of the Reorganization in accordance with his or her own experience and business judgment. Although each Trustee independently formed his or her own judgment on the proposed Reorganization, the Board accepted the Manager's analysis that, despite two years in existence, the Acquired Funds had not reached a size at which they could expect to realize economies of scale and that, in light of current market conditions and changes in variable annuity product design, they were not likely to reach such a size.

The Board recognized that, while the investment objectives of the Funds are the same, there are differences among the investment strategies employed by the Funds. However, the Board accepted the Manager's analysis that the Moderate Index Strategy Fund has the most comparable investment approach to the Acquired Funds among the investment options available for reorganization. In addition, the Board agreed with the Manager that the shareholders of the Acquired Funds would benefit from the lower management fees and overall fund expenses of the Acquiring Fund. The Board also accepted the Manager's analysis that the Acquiring Fund may benefit from the Reorganization as a result of greater economies of scale due to the increase in assets.


                                       26
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

BOARD DETERMINATIONS
After considering the factors described above and other relevant information at an in-person meeting held on June 10, 2009, the Board of Trustees of each of the Acquired Funds, including a majority of the independent Board members found that participation in the Reorganization is in the best interests of the Acquired Funds and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquired Funds would not be diluted as a result of the Reorganization.

The Board of Trustees of the Acquiring Fund approved the Plans at the meeting held on June 10, 2009. Among other factors, the Board members considered the terms of the Plans, the provisions intended to avoid the dilution of Contract Owners' interests, and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of existing Contract Owners with contract values allocated to subaccounts investing in the Acquiring Fund will not be diluted as a result of the Reorganization.

RECOMMENDATION AND VOTE REQUIRED
The Board recommends that Contract Owners who are entitled to vote at the meeting approve the proposed Plans. Approval of each Plan requires the affirmative vote, in person or by proxy, of a majority of the voting power of the outstanding shares of the respective Acquired Fund as the record date, July 31, 2009. Shareholders of each Acquired Fund will vote separately on the Plan applicable the Acquired Fund in which they are invested. Each share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share held by a shareholder on the record date. If the Plan is not approved by an Acquired Fund, the Board will consider what further action should be taken. The Reorganization will proceed with respect to any Acquired Fund approving it, even if the other Acquired Fund does not.

If shareholder approval is obtained, the Reorganization is scheduled to be effective on or about October 23, 2009.

                                       27
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

SECTION B - PROXY VOTING AND SHAREHOLDER MEETING INFORMATION
REFERENCE TO THE "FUND" IN THIS SECTION IS A REFERENCE TO THE ACQUIRED FUND.

A special meeting of shareholders of the Acquired Funds will be held as specified in the Notice of Special Meeting that accompanies this proxy statement/prospectus. At the meeting, shareholders (the separate accounts) will vote their shares of the Acquired Funds. You have the right to instruct Allianz Life and Allianz Life of NY (together, "Allianz") on how to vote the shares of the Acquired Funds held under your Contract. Unless you plan to attend the Meeting and vote in person, your voting instructions must be received (by mail, phone or Internet) no later than 4:00 p.m. Central time on the day prior to the Meeting.

The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value, the Contract Owner is permitted to vote one Fund share. We count fractional votes. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposal described above. Allianz will vote any shares for which it does not receive a voting instruction form, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of shareholders could determine the outcome of any proposal.

For the Meeting to proceed, there must be a quorum. This means that at least 25% of a Fund's shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Funds, its presence at the Meeting in person or by proxy will meet the quorum requirement.

You may revoke your voting instructions up until 4:00 p.m. Central time on the day prior to the Meeting by giving written notice to Allianz prior to that time by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416,or by executing and returning to Allianz a voting instruction form with a later date. You may also attend the Meeting and vote in person. If you need a new voting instruction form, please call the Fund at 1-800-950-5872 ext. 35857, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "FOR" the proposal.

The Acquired Funds will pay all costs of solicitation, including the cost of preparing and mailing the Notice of a Special Meeting of shareholders and this proxy statement/prospectus to Contract Owners. Representatives of the Manager, without cost to the Fund, also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls.

DISSENTERS' RIGHTS OF APPRAISAL. There are no appraisal or dissenters' rights for shareholders of the Acquired Funds. Delaware law does not grant beneficiaries of statutory trusts who dissent from approval of the Reorganization the right to demand an appraisal for their interests and payment of their fair cash value. As a result, shareholders who object to the Reorganization do not have a right to demand a different payment for their shares of beneficial interest.

OTHER MATTERS. Management of the Funds anticipates that an election of Trustees and ratification of the auditors also will be conducted at the Meeting. You will receive a separate proxy statement containing information regarding these other matters if you are eligible to vote on them. Otherwise, management of the Funds knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

ADJOURNMENT. In the event that voting instructions received by the time scheduled for the meeting are not sufficient to approve the Reorganization, representatives of Allianz may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. Representatives of Allianz will vote in favor of adjournment. The Acquired Funds will pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient voting instructions have been received.

                                       28
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

SECTION C - CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION IN THIS SECTION REFERENCE TO THE "FUND" IS A REFERENCE TO THE ACQUIRING FUND AND THE ACQUIRED FUNDS.

This section contains the following information about the Funds:

TABLE   CONTENT

        (all information is shown for the fiscal year ended December 31, 2008, unless noted otherwise)

C-1 Actual and pro forma capitalization of the Acquired Fund and the Acquiring Fund

C-2     Actual and pro forma ownership of Fund shares

CAPITALIZATION

The following table shows the capitalization of the Funds at December 31, 2008, and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. ACTUAL AND PRO FORMA CAPITALIZATION OF THE ACQUIRED FUNDS AND THE ACQUIRING FUND

FUND                                             NET ASSETS  NET ASSET VALUE SHARES OUTSTANDING
                                                                PER SHARE
TargetPLUS Growth Fund (Acquired Fund)*         $66,305,422       $6.02          11,014,322
TargetPLUS Moderate Fund (Acquired Fund)*       $53,814,586       $6.79          7,920,378
Moderate Index Strategy Fund (Acquiring Fund)**     N/A            N/A              N/A
MODERATE INDEX STRATEGY FUND - PRO FORMA WITH THE TARGETPLUS GROWTH FUND
Adjustments***                                    -$74,795         --            -4,391,259
Pro Forma                                       $66,230,627      $10.00          6,623,063
MODERATE INDEX STRATEGY FUND - PRO FORMA WITH THE TARGETPLUS MODERATE FUND
Adjustments***                                    -$60,705         --            -2,544,990
Pro Forma                                       $53,753,881      $10.00          5,375,388
MODERATE INDEX STRATEGY FUND - PRO FORMA WITH BOTH ACQUIRED FUNDS
Adjustments***                                   -$135,500         --            -6,936,249
Pro Forma                                       $119,984,508     $10.00          11,998,451

* The number of Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that you own beneficially through the subaccount accumulation units and/or annuity units in your Contract on the record date.

**The Moderate Index Strategy Fund commenced operations on July 10, 2009, and did not have any net assets or shares outstanding at December 31, 2008.

***The adjustment to net assets represents the impact as a result of the estimated Reorganization fees and expenses that will be paid by the Funds, and the adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.


                                       29
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund's outstanding shares at the record date. At the record date, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2. ACTUAL AND PRO FORMA OWNERSHIP OF FUND SHARES


FUND                                  5% OWNERS              PERCENT OF SHARES          PERCENT OF SHARES HELD FOLLOWING THE
                                                                   HELD                            REORGANIZATION
TargetPLUS Growth Fund      Allianz Life Variable Account         96.54%                                N/A
                                          B
TargetPLUS Moderate Fund    Allianz Life Variable Account         95.87%                                N/A
                                          B
Moderate Index Strategy     Allianz Life of North America         100.00%                              16.97%
Fund                        Allianz Life Variable Account          0.00%                               79.92%
                                          B




                                       30
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

EXHIBIT A -AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL TargetPLUS Growth Fund (the "Acquired Fund"), and the Allianz Variable Insurance Products Fund of Funds Trust (the "FOF Trust" or the "Buying Trust") on behalf of its series, the AZL Moderate Index Strategy Fund (the "Acquiring Fund"), and Allianz Investment Management LLC (solely for the purposes of Section 13 of the Agreement).

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.

-------------------------------------------------------------
|      ACQUIRED FUND       |         ACQUIRING FUND         |
-------------------------------------------------------------
|AZL TargetPLUS Growth Fund|AZL Moderate Index Strategy Fund|
-------------------------------------------------------------

In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is not intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the FOF Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.

                                     A-1
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.
   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.

                                     A-2
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:

                                     A-3
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

      (1)liabilities disclosed in the Acquired Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.

                                     A-4
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9.    [RESERVED].
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Boards of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring

                                     A-5
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

      Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.
   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

In addition, Allianz Investment management LLC hereby agrees to indemnify and hold harmless each shareholder and each beneficial owner of Acquired Fund shares, each shareholder of record and each beneficial owner of Acquiring Fund shares, the Acquired Fund, and the Acquiring Fund, from and against any taxes, penalties and interest imposed upon them as a result of (a) the treatment of the Reorganization as not qualifying as a "reorganization" under section 368(a)(1) of the Code or (b) any final determination by a court of competent jurisdiction or administrative determination that the Reorganization, although treated by the parties for Federal income tax purposes as not qualifying as a "reorganization" under section 368(a)(1) of the Code, in fact was such a "reorganization."


IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL TargetPLUS Growth Fund



By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

                                     A-6
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

on behalf of AZL Moderate Index Strategy Fund


By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President


The undersigned is a party to this Agreement for purposes of Section 13 only.

ALLIANZ INVESTMENT MANAGEMENT LLC


By /s/ Brian Muench

Brian Muench

Vice President


                                     A-7
  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009
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EXHIBIT B -AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 10, 2009, (the "Agreement") is by and among the Allianz Variable Insurance Products Trust (the "VIP Trust" or the "Selling Trust"), a Delaware statutory trust, on behalf of its series, the AZL TargetPLUS Moderate Fund (the "Acquired Fund"), and the Allianz Variable Insurance Products Fund of Funds Trust (the "FOF Trust" or the "Buying Trust") on behalf of its series, the AZL Moderate Index Strategy Fund (the "Acquiring Fund"), and Allianz Investment Management LLC (solely for the purposes of Section 13 of the Agreement).

The following table shows the name of the Acquired Fund and the Acquiring Fund that will be parties to the reorganization.

---------------------------------------------------------------
|       ACQUIRED FUND        |         ACQUIRING FUND         |
---------------------------------------------------------------
|AZL TargetPLUS Moderate Fund|AZL Moderate Index Strategy Fund|
---------------------------------------------------------------

In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates. The reorganization between the Acquiring Fund and the Acquired Fund is referred to hereinafter as the "Reorganization." The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund.

2. REORGANIZATION.
   a. Plan of Reorganization. The Reorganization is not intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in
      Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.
   b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the FOF Trust shall determine (the "Effective Time").

3. VALUATION.
   a. The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Acquired Fund's prospectus.
   b. The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund's prospectus.
   c. At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.

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4. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.
   a. As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund's shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.
   b. Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.
   c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
   d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYING TRUST. The Buying Trust represents and warrants to the Acquired Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.
   b. Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the "Acquiring Fund Financial Statements"), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.
   e. Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust's Agreement and Declaration of Trust or By-Laws (the "Governing Documents").
   f. No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.
   g. Liabilities. There are no liabilities of the Acquiring Fund other than:
      (1)liabilities disclosed in the Acquiring Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.

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   h. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   i. Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   j. Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   k. Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING TRUST.
   The Selling Trust represents and warrants to the Acquiring Fund as follows:
   a. Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.
   b. Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
   c. Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Acquired Fund Financial Statements"), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.
   d. Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust's Governing Documents.
   e. No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the "Governing Documents") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.
   f. Liabilities. There are no liabilities of the Acquired Fund other than:

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  The Allianz Variable Insurance Products Trust - Proxy Statement/Prospectus -
                                 August 7, 2009
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      (1)liabilities disclosed in the Acquired Fund Financial Statements,
      (2)liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
      (3)liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.
   g. Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.
   h. Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.
   i. Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and
      (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
   j. Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.
   k. Shareholders' Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders' meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders' meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING TRUST. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.

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                                 August 7, 2009
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   d. Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that
      (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.
   e. Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING TRUST. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:
   a. Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote.
   b. Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a "material adverse change" for purposes of the foregoing sentence.
   c. Regulatory Approvals.
      (1)The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.
      (2)All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
   d. Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that
      (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9.    [RESERVED].
10.AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND
   REPRESENTATIONS.
   a. This Agreement may be amended in writing if authorized by the Boards of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
   b. At any time prior to the Closing, any of the parties may waive in writing
      (i) any inaccuracies in the representations and warranties made to it and
      (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval.
   c. The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring

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      Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.
   d. The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.
   e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on December 31, 2009, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.
   f. The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.EXPENSES. All fees paid to governmental authorities for the registration or qualification of the Acquiring Fund Shares and all transfer agency costs related to the shares of the Acquiring Fund Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund shall be allocated to the Acquired Fund. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses specified in this Section shall be borne by the Fund to which they are allocated.

12. GENERAL.
   a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
   b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

13. INDEMNIFICATION. Each party will indemnify and hold the other and its officers and trustees (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

In addition, Allianz Investment management LLC hereby agrees to indemnify and hold harmless each shareholder and each beneficial owner of Acquired Fund shares, each shareholder of record and each beneficial owner of Acquiring Fund shares, the Acquired Fund, and the Acquiring Fund, from and against any taxes, penalties and interest imposed upon them as a result of (a) the treatment of the Reorganization as not qualifying as a "reorganization" under section 368(a)(1) of the Code or (b) any final determination by a court of competent jurisdiction or administrative determination that the Reorganization, although treated by the parties for Federal income tax purposes as not qualifying as a "reorganization" under section 368(a)(1) of the Code, in fact was such a "reorganization."


IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

on behalf of AZL TargetPLUS Moderate Fund



By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President

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

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

on behalf of AZL Moderate Index Strategy Fund



By /s/ Jeffrey W. Kletti

Jeffrey W. Kletti

President



The undersigned is a party to this Agreement for purposes of Section 13 only.

ALLIANZ INVESTMENT MANAGEMENT LLC



By /s/ Brian Muench

Brian Muench

Vice President

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--------------------------------------------------------------------------------
                            SAI DATED AUGUST 7, 2009
--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                         Acquisition of the Assets of

                         AZL(R) BlackRock Growth Fund
                        AZL(R) Columbia Technology Fund
                  AZL(R) First Trust Target Double Play Fund
                     AZL(R) JPMorgan Large Cap Equity Fund
                        AZL(R) NACM International Fund
                        AZL(R) Oppenheimer Global Fund
                 AZL(R) Oppenheimer International Growth Fund
             AZL(R) PIMCO Fundamental IndexPLUS Total Return Fund
                 AZL(R) Schroder International Small Cap Fund
                        AZL TargetPLUS(R) Balanced Fund
                         AZL TargetPLUS(R) Equity Fund
                         AZL TargetPLUS(R) Growth Fund
                        AZL TargetPLUS(R) Moderate Fund

                       By and in Exchange for Shares of

                     AZL(R) AIM International Equity Fund
                      AZL(R) Balanced Index Strategy Fund
                  AZL(R) BlackRock Capital Appreciation Fund
                        AZL(R) International Index Fund
                       AZL(R) JPMorgan U.S. Equity Fund
                      AZL(R) Moderate Index Strategy Fund
                           AZL(R) S&P 500 Index Fund
                    AZL(R) Van Kampen Global Franchise Fund

                               EACH A "FUND" OF
                 ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST or
            ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
                      (COLLECTIVELY KNOWN AS THE "TRUSTS)
                                August 7, 2009

This Statement of Additional Information relates specifically to the reorganization of the 13 series of the Trusts identified above (each an "Acquired Fund") into the respective series of the Trusts identified above (each an "Acquiring Fund"). Pursuant to this reorganization each Acquiring Fund would acquire all of the assets of a corresponding Acquired Fund that has substantially similar investment objectives and strategies, except as otherwise described in the Proxy Statement/Prospectus dated August 7, 2009, and Acquiring Fund shares would be distributed proportionately by each Acquired Fund to the holders of its shares in complete liquidation of the Acquired Fund. For the name of the Acquiring Fund(s) into which your Acquired Fund(s) would be reorganized see the cover page of the Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated August 7, 2009, relating to the matters referenced above may be obtained without charge by writing the Trusts at 3-825, 5701 Golden Hills Drive, Minneapolis MN 55416, or by calling toll free
1-800-624-0197. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS...   3

FINANCIAL INFORMATION.....................................................   3

PRO FORMA FINANCIAL STATEMENTS............................................   6


PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS......................  84


                                      2
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS

This Statement of Additional Information is accompanied by the following document, which contains additional information about the Acquiring Funds and the Acquired Funds and which is incorporated by reference herein:

   Statement of Additional Information dated April 27, 2009, of Allianz Variable Insurance Products Trust (the "Trust") in the form filed by the Trust with the Securities and Exchange Commission (the "SEC") on April 29, 2009, pursuant to Rule 497 (Registration Nos. 333-83423 and 811-9491), EDGAR Accession Number 0001091439-09-000014.

   Statement of Additional Information dated April 27, 2009, of Allianz Variable Insurance Products Fund of Funds Trust (the "Trust") in the form filed by the Trust with the Securities and Exchange Commission (the "SEC") on April 29, 2009, pursuant to Rule 497 (Registration Nos. 333-119867 and 811-21624), EDGAR Accession Number 0001301708-09-000005.

FINANCIAL INFORMATION

Historical financial information regarding the Acquiring Funds and the Acquired Funds is included in the following documents, which accompany this Statement of Additional Information and which are incorporated by reference herein. The AZL Balanced Index Strategy Fund, AZL International Index Fund, and the AZL Moderate Index Strategy Fund commenced operations after December 31, 2008. Therefore, no financial information for these Funds is reflected below.

                                Acquiring Funds

   The AZL(R) AIM International Equity Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

   The AZL(R) BlackRock Capital Appreciation Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

   The AZL(R) JPMorgan U.S. Equity Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

   The AZL(R) S&P 500 Index Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

   The AZL(R) Van Kampen Global Franchise Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

   The AZL(R) AIM International Equity Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000 950152-08-006989.

   The AZL(R) BlackRock Capital Appreciation Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000 950152-08-006989.

   The AZL(R) JPMorgan U.S. Equity Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000 950152-08-006989.

   The AZL(R) S&P 500 Index Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000
   950152-08-006989.

                                      3
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

   The AZL(R) Van Kampen Global Franchise Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000 950152-08-006989.

                                Acquired Funds

   The AZL(R) BlackRock Growth Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

   The AZL(R) Columbia Technology Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

   The AZL(R) First Trust Target Double Play Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

   The AZL(R) JPMorgan Large Cap Equity Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

   The AZL(R) NACM International Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

   The AZL(R) Oppenheimer Global Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

   The AZL(R) Oppenheimer International Growth Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

   The AZL(R) PIMCO Fundamental IndexPLUS Total Return Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number
   0000950152-09-002366.

   The AZL(R) Schroder International Small Cap Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

   The AZL TargetPLUS(R) Balanced Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

   The AZL TargetPLUS(R) Equity Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

   The AZL TargetPLUS(R) Growth Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

   The AZL TargetPLUS(R) Moderate Fund's Annual Report for the fiscal year ended December 31, 2008, in the form N-CSR filed by the Trust with the SEC on March 9, 2009, EDGAR Accession Number 0000950152-09-002366.

   The AZL(R) BlackRock Growth Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000
   950152-08-006989.

                                      4
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

   The AZL(R) Columbia Technology Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000
   950152-08-006989.

   The AZL(R) First Trust Target Double Play Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000 950152-08-006989.

   The AZL(R) JPMorgan Large Cap Equity Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000 950152-08-006989.

   The AZL(R) NACM International Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000
   950152-08-006989.

   The AZL(R) Oppenheimer Global Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000
   950152-08-006989.

   The AZL(R) Oppenheimer International Growth Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000 950152-08-006989.

   The AZL(R) PIMCO Fundamental IndexPLUS Total Return Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000 950152-08-006989.

   The AZL(R) Schroder International Small Cap Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000 950152-08-006989.

   The AZL TargetPLUS(R) Balanced Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000
   950152-08-006989.

   The AZL TargetPLUS(R) Equity Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000
   950152-08-006989.

   The AZL TargetPLUS(R) Growth Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000
   950152-08-006989.

   The AZL TargetPLUS(R) Moderate Fund's Semi-Annual Shareholder Report for the six-month period ended June 30, 2008, in the form N-CSRS filed by the Trust with the SEC on September 4, 2008, EDGAR Accession Number 0000
   950152-08-006989.

                                      5
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

PRO FORMA FINANCIAL STATEMENTS

Set forth on the following pages are pro forma financial statements presented to show the effect of the proposed acquisition of each Acquired Fund by the corresponding Acquiring Fund as if such acquisition had taken place as of the close of business on December 31, 2008.


AZL AIM International Equity Fund                                              AZL
Pro Forma                                                                  Oppenheimer     AZL AIM
Statements of Assets and Liabilities                                      International International
December 31, 2008                                                            Growth        Equity      Pro Forma    Pro Forma
(Unaudited)                                                                   Fund          Fund      Adjustments   Combined
------------------------------------                                      ------------- ------------- ----------- ------------
Assets:
Investment securities, at cost........................................... $148,519,927  $211,791,659   $      --  $360,311,586
                                                                          ============  ============   =========  ============
Investment securities, at value.......................................... $117,554,286  $166,769,609   $      --  $284,323,895
Interest and dividends receivable........................................       99,949        97,624          --       197,573
Foreign currency, at value (cost $10,733,306)............................      786,052     9,731,676          --    10,517,728
Receivable for capital shares issued.....................................       71,378        33,548          --       104,926
Reclaim receivable.......................................................      131,235       412,685          --       543,920
Receivable from affiliate................................................        7,376            --                     7,376
Prepaid expenses.........................................................        3,044         4,797          --         7,841
                                                                          ------------  ------------   ---------  ------------
   Total Assets..........................................................  118,653,320   177,049,939          --   295,703,259
                                                                          ------------  ------------   ---------  ------------
Liabilities:
Payable for investments purchased........................................    3,863,785        46,055          --     3,909,840
Payable for capital shares redeemed......................................        4,485        45,324          --        49,809
Manager fees payable.....................................................       71,761       129,216          --       200,977
Administration fees payable..............................................        4,542         7,174          --        11,716
Distribution fees payable................................................       22,722        35,893          --        58,615
Administrative and compliance services fees payable......................        1,797         2,651          --         4,448
Reorganization fees payable /(A)/........................................           --            --     147,500       147,500
Other accrued liabilities................................................       35,654        37,136          --        72,790
                                                                          ------------  ------------   ---------  ------------
   Total Liabilities.....................................................    4,004,746       303,449     147,500  $  4,455,695
                                                                          ------------  ------------   ---------  ------------
Net Assets............................................................... $114,648,574  $176,746,490   $(147,500) $291,247,564
                                                                          ============  ============   =========  ============
Net Assets Consist of:
   Capital............................................................... $163,856,773  $240,643,297   $      --  $404,500,070
   Accumulated net investment income/(loss)..............................    1,774,590     3,985,567    (147,500)    5,760,157
   Accumulated net realized gains/(losses) from investment
     transactions........................................................  (20,089,463)  (22,608,743)         --   (42,698,206)
   Net unrealized appreciation/(depreciation) on investments.............  (30,893,326)  (45,273,631)         --   (76,166,957)
                                                                          ------------  ------------   ---------  ------------
Net Assets............................................................... $114,648,574  $176,746,490   $(147,500) $291,247,564
                                                                          ============  ============   =========  ============
Shares of beneficial interest (unlimited number of shares authorized, no
  par value) /(B)/.......................................................   11,026,155    17,138,394      76,544    28,241,093
Net Asset Value (offering and redemption price per share) /(B)/.......... $      10.40  $      10.31          --  $      10.31
                                                                          ============  ============   =========  ============


/(A)/ Represents the estimated reorganization fees and expenses that are to be expected to be paid by the Funds.

/(B)/ Shares of the AZL Oppenheimer International Growth Fund are exchanged for new shares of the AZL AIM International Equity Fund.

         See accompanying notes to the Pro Forma financial statements.

                                      6
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL AIM International Equity Fund                                 AZL
Pro Forma                                                     Oppenheimer      AZL AIM
Statements of Operations                                     International  International
For the Year Ended December 31, 2008                            Growth         Equity         Pro Forma       Pro Forma
(Unaudited)                                                      Fund           Fund         Adjustments      Combined
------------------------------------                         -------------  -------------  -----------      -------------
Investment Income:
Interest.................................................... $      33,863  $      92,493   $      --       $     126,356
Dividends...................................................     5,113,281      8,800,039          --          13,913,320
Income from securities lending..............................       194,775        156,789          --             351,564
Foreign withholding tax.....................................      (342,107)      (602,536)         --            (944,643)
                                                             -------------  -------------   ---------       -------------
   Total Investment Income..................................     4,999,812      8,446,785          --          13,446,597
                                                             -------------  -------------   ---------       -------------
Expenses:
Manager fees................................................     1,434,121      2,518,022     284,992/(A)/      4,237,135
Administration fees.........................................        84,832        124,244          --             209,076
Distribution fees...........................................       478,364        699,449          --           1,177,813
Custodian fees..............................................       104,832        281,781    (255,213)/(B)/       131,400
Administrative and compliance services fees.................         7,665         11,117          --              18,782
Trustees' fees..............................................        16,461         23,728          --              40,189
Professional fees...........................................        31,552         45,101     (16,694)/(B)/        59,959
Shareholder reports.........................................        36,102         40,594     (12,000)/(B)/        64,696
Interest expense on cash overdraft..........................        57,635         46,010          --             103,645
Reorganization fees /(C)/...................................            --             --          --                  --
Other expenses..............................................        36,860         32,459     (30,600)/(B)/        38,719
                                                             -------------  -------------   ---------       -------------
Total expenses
   Total expenses before reductions.........................     2,288,424      3,822,505     (29,515)          6,081,414
   Less expenses waived/reimbursed by the Manager...........            --             --    (110,157)/(A)/      (110,157)
   Less expenses paid indirectly............................            --         (5,646)         --              (5,646)
                                                             -------------  -------------   ---------       -------------
   Net Expenses.............................................     2,288,424      3,816,859    (139,672)          5,965,611
                                                             -------------  -------------   ---------       -------------
Net Investment Income/(Loss)................................     2,711,388      4,629,926     139,672           7,480,986
                                                             -------------  -------------   ---------       -------------
Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign
  currency transactions.....................................   (19,112,617)   (22,250,097)         --         (41,362,714)
Change in unrealized appreciation/(depreciation) on
  investments...............................................   (88,168,506)  (126,572,565)         --        (214,741,071)
                                                             -------------  -------------   ---------       -------------
Net Realized and Unrealized Gains/(Losses) on Investments...  (107,281,123)  (148,822,662)         --        (256,103,785)
                                                             -------------  -------------   =========       =============
Change in Net Assets Resulting from Operations.............. $(104,569,735) $(144,192,736)  $ 139,672       $(248,622,799)
                                                             =============  =============   =========       =============


/A/ Based on contract in effect for the surviving AZL AIM International Equity Fund.

/B/ Decrease due to the elimination of duplicative expenses achieved by merging the funds.

/C/ Estimated reorganization fees and expenses that are to be paid by the Funds are $147,500

These amounts have not been included in the Pro Forma adjustments above, as such expenses are non-recurring in nature and are not expected to be incurred in ongoing operations.

         See accompanying notes to the Pro Forma financial statements.

                                      7
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL AIM International Equity Fund

Pro Forma Notes to Combining Financial Statements
December 31, 2008 (Unaudited)

1. DESCRIPTION OF THE FUND:

The AZL AIM International Equity Fund, ("AIM International Equity Fund") a series of the Allianz Variable Insurance Products Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company established as a Delaware statutory trust.

The Trust is authorized to issue an unlimited number of shares of the AIM International Equity Fund without par value. Shares of the AIM International Equity Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the AIM International Equity Fund. In addition, in the normal course of business, the AIM International Equity Fund may enter into contracts with its vendors and others that provide for general indemnifications. The AIM International Equity Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the AIM International Equity Fund. However, based on experience, the AIM International Equity Fund expects that risk of loss to be remote.

The pro forma adjustments and pro forma combined columns of the Statements of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the AIM International Equity and the AZL Oppenheimer International Growth ("Oppenheimer Fund") Funds were combined for the twelve month period ended December 31, 2008. Manager, administration and 12b-1 (Distribution) fees in the pro forma combined column are calculated at the rates in effect for the AIM International Equity Fund based upon the combined net assets of the corresponding AIM International Equity Fund and the Oppenheimer Fund. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

2. BASIS OF COMBINATION:

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Oppenheimer Fund a series of the Trust, by the AIM International Equity Fund as if such acquisition had taken place as of January 1, 2008. Under the terms of the Plan of Reorganization, the combination of AIM International and Oppenheimer Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Oppenheimer Fund in exchange for shares of AIM International Equity Fund at the December 31, 2008 net asset value.

The Statements of Assets and Liabilities and the related Statements of Operations of Oppenheimer Fund and AIM International Equity Fund have been combined as of and for the twelve month period ended December 31, 2008. Following the acquisition, the AIM International Equity Fund will be the accounting survivor. In accordance with U.S. generally accepted accounting principles ("GAAP"), the historical cost of investment securities will be carried forward to the AIM International Equity Fund and the results of operations for pre-combination periods of the AIM International Equity Fund will not be restated.

                                      8
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

The accompanying pro forma financial statements should be read in conjunction with the financial statements of AIM International Equity Fund and Oppenheimer Fund included in their respective annual report dated December 31, 2008.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Oppenheimer Fund by the AIM International Equity Fund had taken place as of January 1, 2008.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the AIM International Equity Fund in the preparation of its financial statements. The policies conform to GAAP. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation

Effective January 1, 2008, the AIM International Equity Fund adopted Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." There was no impact to the AIM International Equity Funds' net assets or results of operations upon adoption. SFAS No.157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust's Board of Trustees ("Trustees") as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

                                      9
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees ("Trustees") or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities.

                                      10
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparts to meet the terms of their contracts and from movement in currency and investment securities values and interest rates.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The AIM International Equity Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the AIM International Equity Fund are charged directly to the AIM International Equity Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds of the Trust based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trust's based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the "Manager"), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

                                      11
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Securities Lending

To generate additional income, the AIM International Equity Fund may lend up to 33- 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The AIM International Equity Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the AIM International Equity Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Funds of the Trust will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the AIM International Equity Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as "Expenses paid indirectly" on the Statement of Operations.

4. Related Party Transactions

Allianz Investment Management LLC ("the Manager") provides investment advisory and management services for the AZL Oppenheimer International Growth Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the AZL Oppenheimer International Growth Fund. Pursuant to a subadvisory agreement between the Manager and OppenheimerFunds, Inc. ("OFI"), OFI provides investment advisory services as the Subadviser for the AZL Oppenheimer International Growth Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the AZL Oppenheimer International Growth Fund. Expenses incurred by the AZL Oppenheimer International Growth Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the AZL Oppenheimer International Growth Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the AZL Oppenheimer International Growth Fund, through April 30, 2010. The annual expense limit of the Fund is 1.45%.

The fees payable to the Manager are based on a tiered structure for various net asset levels as follows: the first $50 million at 0.875%, the next $150 million at 0.715%, the next $300 million at 0.625%, and over $500 million at 0.60%.


                                      12
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

The Manager provides investment advisory and management services for the AZL AIM International Equity Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the AZL AIM International Equity Fund. Pursuant to a portfolio management agreement between the Manager and Invesco Aim Capital Management, Inc. ("INVESCO Aim") (Formerly "AIM Capital Management, Inc."), INVESCO Aim provides investment advisory services as the Subadviser for the AZL AIM International Equity Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the AZL AIM International Equity Fund. Expenses incurred by the AZL AIM International Equity Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the AZL AIM International Equity Fund, through April 30, 2010. The annual expense limit of the AZL AIM International Equity Fund is 1.45%.


For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

                                         Annual
                                         Rate*  Expense Limit
                                         ------ -------------
AZL AIM International Equity Fund.......  0.90%     1.45%

* The Manager has voluntarily reduced the management fee to 0.85% on assets above $250 million.

5. CAPITAL SHARES:

The pro forma net asset value per share assumes the issuance of shares of the AIM International Equity Fund that would have been issued at December 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Oppenheimer Fund, as of December 31, 2008, divided by the net asset value per share of the shares of AIM International Equity Fund as of December 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2008:

                                                                    TOTAL
                                  Shares of AIM                  OUTSTANDING
                                  International   SHARES ASSUMED   SHARES
                                   Equity Fund      ISSUED IN       POST-
Capital Shares                   PRE- COMBINATION REORGANIZATION COMBINATION
--------------                   ---------------- -------------- -----------
Shares of Beneficial Interest...    17,138,394      11,102,699   28,241,093

                                                     Oppenheimer
                               AIM International International Growth
                                  Equity Fund            Fund         Adjustment Pro Forma Combined
                               ----------------- -------------------- ---------- ------------------
Net Assets....................   $176,746,490        $114,648,574     $(147,500)    $291,247,564
Net Asset Value Per Share.....   $      10.31        $      10.40            --     $      10.31
Shares Outstanding............     17,138,394          11,026,155        76,544       28,241,093

                                      13
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

6. Investment Valuation Summary

The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

   .   Level 1 - quoted prices in active markets for identical assets

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, money market securities held in the AZL Money Market Fund are valued using amortized cost in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund's investments based upon three levels defined above:

                                                    Investment  Other Financial
Valuation Inputs                                    Securities   Instruments*
----------------                                   ------------ ---------------
Level 1 - Quoted Prices........................... $ 53,653,161       $--
Level 2 - Other Significant Observable Inputs..... $230,670,734        --
Level 3 - Significant Unobservable Inputs.........           --        --
                                                   ------------       ---
Total............................................. $284,323,895       $--
                                                   ------------       ---

* Other financial instruments would include any derivative instruments such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

7. FEDERAL INCOME TAX INFORMATION:

It is the AIM International Equity Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return

                                      14
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information
and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund's net assets or results of operations for the period ended December 31, 2008.

                                      15
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL Balanced Index Strategy Fund                                                             AZL
Pro Forma                                                                         AZL      Balanced
Statements of Assets and Liabilities                                           TargetPLUS   Index
December 31, 2008                                                               Balanced   Strategy  Pro Forma    Pro Forma
(Unaudited)                                                                       Fund       Fund   Adjustments   Combined
------------------------------------                                          -----------  -------- -----------  -----------
Assets:
Investment securities, at cost............................................... $53,601,301   $   --  $       -- ^ $53,601,301
                                                                              ===========   ======  ===========  ===========
Investment securities, at value.............................................. $52,847,398   $   --  $       -- ^ $52,847,398
Repurchase agreements, at value\cost.........................................   8,400,000       --           --    8,400,000
Segregated cash for collateral...............................................     116,400       --           --      116,400
Interest and dividends receivable............................................     186,135       --           --      186,135
Foreign currency, at value (cost $85,316)....................................      85,790       --           --       85,790
Unrealized Appreciation on interest rate swaps...............................     701,522       --           --      701,522
Unrealized Appreciation on credit default swaps..............................       3,458       --           --        3,458
Swap premiums paid...........................................................      67,544       --           --       67,544
Receivable for capital shares issued.........................................     355,627       --           --      355,627
Receivable for investments sold..............................................   3,968,411       --           --    3,968,411
Unrealized appreciation for foreign currency contracts.......................       9,872       --           --        9,872
Receivable from Manager......................................................       7,087       --           --        7,087
Prepaid expenses.............................................................       1,051       --           --        1,051
                                                                              -----------   ------  -----------  -----------
   Total Assets..............................................................  66,750,295       --           --   66,750,295
                                                                              -----------   ------  -----------  -----------
Liabilities:
Unrealized depreciation on foreign currency contracts........................      52,546       --           --       52,546
Unrealized depreciation on interest rate swaps...............................     323,627       --           --      323,627
Unrealized depreciation on credit default swaps..............................     517,434       --           --      517,434
Swap premiums received.......................................................     572,538       --           --      572,538
Payable for investments purchased............................................  15,748,100       --           --   15,748,100
Written options (Premiums received $28,200)..................................     155,496       --           --      155,496
Payable for variation margin on futures Contracts............................      19,030       --           --       19,030
Administration fees payable..................................................         398       --           --          398
Distribution fees payable....................................................       9,239       --           --        9,239
Administrative and compliance services fees payable..........................         325       --           --          325
Reorganization fees payable /(A)/............................................          --       --       73,500       73,500
Other accrued liabilities....................................................       1,810       --           --        1,810
                                                                              -----------   ------  -----------  -----------
   Total Liabilities.........................................................  17,400,543       --       73,500   17,474,043
                                                                              -----------   ------  -----------  -----------
Net Assets................................................................... $49,349,752   $   --  $   (73,500) $49,276,252
                                                                              ===========   ======  ===========  ===========
Net Assets Consist of:
   Capital................................................................... $56,935,752   $   --  $        --  $56,935,752
   Accumulated net investment income/(loss)..................................     789,237       --      (73,500)     789,237
   Accumulated net realized gains/(losses) from investment transactions......  (7,575,348)      --           --   (7,575,348)
   Net unrealized appreciation/(depreciation) on investments.................    (799,889)      --           --     (799,889)
                                                                              -----------   ------  -----------  -----------
Net Assets................................................................... $49,349,752   $   --  $   (73,500) $49,276,252
                                                                              ===========   ======  ===========  ===========
Shares of beneficial interest (unlimited number of shares authorized, no par
  value) /(B)/...............................................................   6,503,800       --   (1,576,175)   4,927,625
Net Asset Value (offering and redemption price per share) /(B)/.............. $      7.59   $10.00  $        --  $     10.00
                                                                              ===========   ======  ===========  ===========



^ Due to the different investment strategy employed by the AZL Balanced Index Strategy Fund in achieving its investment objective, it is anticipated that all of the investments of AZL TargetPLUS Balanced Fund will be sold by the merger date. See Notes 1 and 2 to the Pro Forma Notes to Combining Financial Statements.

/(A)/ Represents the estimated reorganization fees and expenses that are to be expected to be paid by the Funds.

/(B)/ Shares of the AZL TargetPLUS Balanced Fund are exchanged for new shares of the AZL Balanced Index Strategy Fund.


         See accompanying notes to the Pro Forma financial statements.

                                      16
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL Balanced Index Strategy Fund                                                 AZL
Pro Forma                                                             AZL      Balanced
Statements of Operations                                           TargetPlus   Index
For the Year Ended December 31, 2008                                Balanced   Strategy    Pro Forma      Pro Forma
(Unaudited)                                                           Fund       Fund     Adjustments     Combined
------------------------------------                              -----------  -------- ---------------  -----------
Investment Income:
Interest......................................................... $   427,672    $--     $      --       $   427,672
Dividends........................................................     423,484     --            --           423,484
Income from securities lending...................................      23,048     --            --            23,048
                                                                  -----------    ---     ---------       -----------
   Total Investment Income.......................................     874,204     --            --           874,204
                                                                  -----------    ---     ---------       -----------
Expenses:
Manager fees.....................................................     133,474     --      (120,650)/(A)/      12,824
Administration fees..............................................      11,742     --        16,366/(A)/       28,108
Distribution fees................................................      64,170     --       (64,170)/(A)/          --
Custodian fees...................................................     101,001     --       (99,501)/(B)/       1,500
Administrative and compliance services fees......................         975     --            --               975
Trustees' fees...................................................       1,995     --            --             1,995
Professional fees................................................       4,040     --        (2,000)/(B)/       2,040
Shareholder reports..............................................       3,559     --        (1,800)/(B)/       1,759
Interest expense on cash overdraft...............................      28,471     --            --            28,471
Reorganization fees/(C)/.........................................          --     --            --                --
Other expenses...................................................      11,095     --        (9,000)            2,095
                                                                  -----------    ---     ---------       -----------
   Total expenses before reductions..............................     360,522     --      (280,755)           79,767
   Less expenses waived/reimbursed by the Manager................    (103,605)    --       103,605/(A)/           --
   Less expenses paid indirectly.................................      (7,992)    --         7,992/(A)/           --
                                                                  -----------    ---     ---------       -----------
   Net Expenses..................................................     248,925     --      (169,158)           79,767
                                                                  -----------    ---     ---------       -----------
Net Investment Income/(Loss).....................................     625,279     --       169,158           794,437
                                                                  -----------    ---     ---------       -----------
Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency
  transactions...................................................  (7,401,782)    --            --        (7,401,782)
Net realized gains/(losses) on swap agreements...................     (66,206)    --            --           (66,206)
Net realized gains/(losses) on futures transactions..............      74,185     --            --            74,185
Net realized gains/(losses) on options transactions..............      33,938     --            --            33,938
Change in unrealized appreciation/(depreciation) on investments..    (806,315)    --            --          (806,315)
                                                                  -----------    ---     ---------       -----------
Net Realized and Unrealized Gains/(Losses) on Investments........  (8,166,180)    --            --        (8,166,180)
                                                                  -----------    ---     =========       ===========
Change in Net Assets Resulting from Operations................... $(7,540,901)   $--     $ 169,158       $(7,371,743)
                                                                  ===========    ===     =========       ===========


/A/ Based on contract in effect for the surviving AZL Balanced Index Strategy Fund.

/B/ Decrease due to the elimination of duplicative expenses achieved by merging the funds.

/C/ Estimated reorganization fees and expenses that are to be paid by the funds are $73,500.

These amounts have not been included in the ProForma Adjustments, as such expenses are non-recurring in nature and are not expected to be incurred in ongoing operations.

         See accompanying notes to the Pro Forma financial statements.

                                      17
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL Balanced Index Strategy Fund

Pro Forma Notes to Combining Financial Statements
December 31, 2008 (Unaudited)

1. DESCRIPTION OF THE FUND:

The AZL Balanced Index Strategy Fund, ("Balanced Index") a series of the Allianz Variable Insurance Products Fund of Funds Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company established as a Delaware statutory trust.

The Trust is authorized to issue an unlimited number of shares of the Balanced Index without par value. Shares of the Balanced Index are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Balanced Index Strategy Fund. In addition, in the normal course of business, the Balanced Index may enter into contracts with its vendors and others that provide for general indemnifications. The Balanced Index's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Balanced Index Strategy Fund. However, based on experience, the Balanced Index expects that risk of loss to be remote.

The pro forma adjustments and pro forma combined columns of the Statement of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the Balanced Index and the AZL TargetPLUS Balanced ("TargetPLUS Balanced Fund") Funds were combined for the twelve month period ended December 31, 2008. Manager, administration and 12b-1(Distribution) fees in the pro forma combined column are calculated at the rates in effect for the Balanced Index based upon the combined net assets of the corresponding Balanced Index and the TargetPLUS Balanced Fund. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

2. BASIS OF COMBINATION:


The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the TargetPLUS Balanced Fund a series of the Allianz Variable Insurance Products Trust ("VIP Trust"), by the Balanced Index as if such acquisition had taken place as of January 1, 2008. Under the terms of the Plan of Reorganization, the combination of Balanced Index and TargetPLUS Balanced Fund will be accounted for by the method of accounting for taxable mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of TargetPLUS Balanced Fund in exchange for shares of Balanced Index at the December 31, 2008 net asset value.

The Statement of Assets and Liabilities and the related Statement of Operations of TargetPLUS Balanced Fund and Balanced Index have been combined as of and for the twelve month period ended December 31, 2008. Following the acquisition, the Balanced Index will be the accounting survivor. In accordance with U.S. generally accepted accounting principles ("GAAP"), the cost of investment securities in the TargetPLUS Balanced Fund will be carried forward to the Balanced Index at the fair market value on the merger date.


                                      18
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

The assets of the Balanced Index Strategy will consist of investments in the following underlying affiliated investment companies:

   .   AZL Enhanced Bond Index Fund

   .   AZL S&P 500 Index Fund

   .   AZL Mid Cap Index Fund

   .   AZL Small Cap Stock Index Fund

   .   AZL International Index Fund

Based on the investment strategy of using a fund-of-funds approach by the Balanced Index Strategy Fund in achieving its investment objective as opposed to direct investments in equity and debt securities, all investments owned by the TargetPLUS Balanced Fund as of December 31, 2008, as reflected on the accompanying pro forma combined schedule of investments, will be sold prior to the merger date. These sales will result in additional realized gains and losses which, when combined with the existing net realized gains and losses of the TargetPLUS Balanced Fund, may require a distribution prior to the merger date to the shareholders of the fund. Net realized gain distributions generally do not have a tax impact to the shareholders of the fund.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Balanced Index and TargetPLUS Balanced Fund included in their respective annual report dated December 31, 2008.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of TargetPLUS Balanced Fund by the Balanced Index had taken place as of January 1, 2008.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Balanced Index in the preparation of its financial statements. The policies conform to GAAP. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation

Effective January 1, 2008, the Trust adopted Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." There was no impact to the Balanced Index Strategy Funds' net assets or results of operations upon adoption. SFAS No.157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Investments in other investment companies are valued at their published net asset value. Security prices are generally provided by an independent third party pricing service approved by the Trust's Board of Trustees ("Trustees") as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

                                      19
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Balanced Index distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Balanced Index is charged directly to the Balanced Index Strategy Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds of the Trust based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Trust and VIP Trust based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the "Manager"), serves as the investment manager for the Trust and the VIP Trust.

4. MANAGER FEES:


Allianz Investment Management LLC ("the Manager") provides investment advisory and management services for the AZL TargetPLUS Balanced Fund. The Manager has retained two money management organizations (the "Subadvisers") First Trust Advisors L.P. ("First Trust") which is independent of the Manager, and Pacific Investment Management Company LLC ("PIMCO") which is an affiliate of the Manager, to make investment decisions on behalf of the AZL TargetPLUS Balanced Fund. Pursuant to separate amended and restated subadvisory agreements between the Manager and First Trust and between


                                      20
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information
the Manager and PIMCO, First Trust and PIMCO provide investment advisory services as the Subadvisers for the AZL TargetPLUS Balanced Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the AZL TargetPLUS Balanced Fund. Expenses incurred by the AZL TargetPLUS Balanced Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadvisers are entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the AZL TargetPLUS Balanced Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the AZL TargetPLUS Balanced Fund, through April 30, 2010. The annual expense of the AZL TargetPLUS Balanced Fund is 0.89%. For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

                                    Annual Rate Expense Limit
                                    ----------- -------------
AZL TargetPLUS Balanced Fund.......    0.52%        0.89%

The Manager provides investment advisory and management services for the AZL Balanced Index Strategy Fund. The Manager has contractually agreed to waive fees and reimburse the AZL Balanced Index Strategy Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the AZL Balanced Index Strategy Fund, through April 30, 2010. Expenses incurred are reflected on the Statement of Operations as "Manager fees." The annual expense limit of the Fund is 0.20%.

                                    Annual Rate Expense Limit
                                    ----------- -------------
AZL Balanced Index Strategy Fund...    0.05%        0.20%

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the AZL Balanced Index Strategy Fund invests. At December 31, 2009 these underlying funds will be noted as Affiliated Investment Companies in the AZL Balanced Index Strategy Fund's Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services.

5. CAPITAL SHARES:

The pro forma net asset value per share assumes the issuance of shares of the Balanced Index that would have been issued at December 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of TargetPLUS Balanced Fund, as of December 31, 2008, divided by the net asset value per share of the shares of Balanced Index as of December 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2008:

                                                                               TOTAL
                                                                            OUTSTANDING
                                    Shares of Balanced Index SHARES ASSUMED   SHARES
                                         Strategy Fund         ISSUED IN       POST-
Capital Shares                          PRE- COMBINATION     REORGANIZATION COMBINATION
--------------                      ------------------------ -------------- -----------
Shares of Beneficial Interest......            --              4,927,625     4,927,625

                                      21
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

                                  Balanced Index Strategy TargetPLUS Balanced
                                           Fund              Strategy Fund     Adjustment  Pro Forma Combined
                                  ----------------------- ------------------- -----------  ------------------
Net Assets.......................         $   --              $49,349,752     $   (73,500)    $49,276,252
Net Asset Value Per Share........         $10.00              $      7.59              --     $     10.00
Shares Outstanding...............             --                6,503,800      (1,576,175)      4,927,625

6. INVESTMENT VALUATION SUMMARY:

The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

   .   Level 1--quoted prices in active markets for identical assets

   . Level 2 --other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments

   . Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund's investments based upon three levels defined above:

                                                               Securities Sold      Other
                                                  Investment      Short and       Financial
Valuation Inputs                                 Securities ^ Written Options ^ Instruments* ^
----------------                                 ------------ ----------------- --------------
Level 1 -- Quoted Prices........................ $21,204,601      $      --       $ 262,231
Level 2 -- Other Significant Observable Inputs..  40,042,797       (155,496)       (178,755)
Level 3 -- Significant Unobservable Inputs......          --             --              --
                                                 -----------      ---------       ---------
Total........................................... $61,247,398      $(155,496)      $  83,476
                                                 ===========      =========       =========


* Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements, but excluding written options. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.



^ Due to the different investment strategy employed by the AZL Balanced Index Strategy Fund in achieving its investment objective, it is anticipated that all of the investments of AZL TargetPLUS Balanced Fund will be sold by the merger date. See Notes 1 and 2 to the Pro Forma Notes to Combining Financial Statements.


The foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the funds from buying or selling securities in the normal course of such fund's business and operations.

                                      22
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

7. FEDERAL INCOME TAX INFORMATION:

It is the Balanced Index's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund's net assets or results of operations for the period ended December 31, 2008.

                                      23
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL BlackRock Capital Appreciation Fund                                             AZL
Pro Forma                                                AZL          AZL        BlackRock
Statements of Assets and Liabilities                  BlackRock     Columbia      Capital
December 31, 2008                                      Growth      Technology   Appreciation    Pro Forma     Pro Forma
(Unaudited)                                             Fund          Fund          Fund       Adjustments    Combined
---------------------------------------             ------------  ------------  ------------  ------------  -------------
Assets:
Investment securities, at cost..................... $164,171,125  $ 49,810,078  $ 94,760,736  $         --  $ 308,741,939
                                                    ============  ============  ============  ============  =============
Investment securities, at value.................... $138,776,499  $ 41,641,230  $ 99,001,539  $         --    279,419,268
Interest and dividends receivable..................      261,799        12,755       132,227            --        406,781
Reclaim receivable.................................           --         1,234            --            --          1,234
Receivable for capital shares issued...............       43,036        80,523       762,435            --        885,994
Receivables for investments sold...................      866,558        58,871            --            --        925,429
Prepaid expenses...................................        4,902         1,132         1,541            --          7,575
                                                    ------------  ------------  ------------  ------------  -------------
Total Assets.......................................  139,952,794    41,795,745    99,897,742            --    281,646,281
                                                    ------------  ------------  ------------  ------------  -------------
Liabilities:
Payable for investments purchased..................    3,141,274     1,955,732       443,946            --      5,540,952
Payable for capital shares redeemed................           --            96        14,952            --         15,048
Manager fees payable...............................       77,396        27,639        59,704            --        164,739
Administration fees payable........................        5,585         1,632         3,922            --         11,139
Distribution fees payable..........................       27,642         8,154        19,901            --         55,697
Administrative and compliance services fees
  payable..........................................        3,115           696           604            --          4,415
Reorganization fees payable /(A)/..................           --            --            --       134,800        134,800
Other accrued liabilities..........................      117,610        11,391        10,274            --        139,275
                                                    ------------  ------------  ------------  ------------  -------------
Total Liabilities..................................    3,372,622     2,005,340       553,303       134,800      6,066,065
                                                    ------------  ------------  ------------  ------------  -------------
Net Assets......................................... $136,580,172  $ 39,790,405  $ 99,344,439  $   (134,800)   275,580,216
                                                    ============  ============  ============  ============  =============
Net Assets Consist of:
Capital............................................ $253,602,422  $ 77,827,772  $111,161,109  $         --  $ 442,591,303
Accumulated net investment income/(loss)...........      166,726        (8,330)        4,467      (134,800)        28,063
Accumulated net realized gains/(losses) from
  investment transactions..........................  (91,794,350)  (29,860,109)  (16,061,940)           --   (137,716,399)
Net unrealized appreciation/(depreciation) on
  investments......................................  (25,394,626)   (8,168,928)    4,240,803            --    (29,322,751)
                                                    ------------  ------------  ------------  ------------  -------------
Net Assets......................................... $136,580,172  $ 39,790,405  $ 99,344,439  $   (134,800)   275,580,216
                                                    ============  ============  ============  ============  =============
Shares of beneficial interest (unlimited number of
  shares authorized, no par value) /(B)/...........   26,976,834     8,328,533    11,474,707   (14,949,424)    31,830,650
Net Asset Value (offering and redemption price per
  share) /(B)/..................................... $       5.06  $       4.78  $       8.66            --  $        8.66
                                                    ============  ============  ============  ============  =============

/(A)/ Represents the estimated reorganization fees and expenses that are to be expected to be paid by the Funds.

/(B)/ Shares of the AZL BlackRock Growth Fund and the AZL Columbia Technology
      Fund are exchanged for new shares of the AZL BlackRock Capital Appreciation Fund.

         See accompanying notes to the Pro Forma financial statements.

                                      24
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL BlackRock Capital Appreciation Fund                                                 AZL
Pro Forma                                                    AZL          AZL        BlackRock
Statements of Operations                                  BlackRock     Columbia      Capital
For the Year Ended December 31, 2008                       Growth      Technology   Appreciation     Pro Forma       Pro Forma
(Unaudited)                                                 Fund          Fund          Fund        Adjustments      Combined
---------------------------------------                 ------------  ------------  ------------  -----------      -------------
Investment Income:
Interest............................................... $     50,141  $      8,403  $      6,382   $      --       $      64,926
Dividends..............................................    1,675,628       426,415       719,199          --           2,821,242
Income from securities lending.........................       59,352        85,977        13,375          --             158,704
Foreign withholding tax................................           --        (9,002)           --          --              (9,002)
                                                        ------------  ------------  ------------   ---------       -------------
Total Investment Income................................    1,785,121       511,793       738,956          --           3,035,870
                                                        ------------  ------------  ------------   ---------       -------------
Expenses:
Manager fees...........................................    1,206,420       556,178       477,169     (78,545)/(A)/     2,161,222
Administration fees....................................       67,140        30,695        26,893          --             124,728
Distribution fees......................................      354,854       172,892       149,115          --             676,861
Custodian fees.........................................       32,283        35,311        19,253     (64,847)/(B)/        22,000
Administrative and compliance services fees............        9,163         2,877         2,237          --              14,277
Trustees' fees.........................................       12,839         5,921         4,524          --              23,284
Professional fees......................................       20,926        10,352         9,060      (6,000)/(B)/        34,338
Shareholder reports....................................       21,628        17,319        11,244      (4,475)/(B)/        45,716
Interest expense on cash overdraft.....................       11,874         9,121         6,382          --              27,377
Reorganization fees /( C )/............................           --            --            --          --                  --
Other expenses.........................................        7,430         3,328         4,754      (2,600)/(B)/        12,912
                                                        ------------  ------------  ------------   ---------       -------------
Total expenses before reductions.......................    1,744,557       843,994       710,631    (156,467)          3,142,715
Less expenses waived/reimbursed by the Manager.........     (128,807)                     (4,848)    23,554 /(A)/       (110,101)
Less expenses paid indirectly..........................      (43,291)      (87,691)      (14,329)         --            (145,311)
                                                        ------------  ------------  ------------   ---------       -------------
Net Expenses...........................................    1,572,459       756,303       691,454    (132,913)          2,887,303
                                                        ------------  ------------  ------------   ---------       -------------
Net Investment Income/(Loss)...........................      212,662      (244,510)       47,502     132,913             148,567
                                                        ------------  ------------  ------------   ---------       -------------
Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign
  currency transactions................................  (75,219,212)  (28,050,312)  (14,953,732)         --        (118,223,256)
Change in unrealized appreciation/(depreciation) on
  investments..........................................  (23,740,775)  (19,062,897)   (4,586,848)         --         (47,390,520)
                                                        ------------  ------------  ------------   ---------       -------------
Net Realized and Unrealized Gains/(Losses) on
  Investments..........................................  (98,959,987)  (47,113,209)  (19,540,580)         --        (165,613,776)
                                                        ============  ============  ============   =========       =============
Change in Net Assets Resulting from Operations......... $(98,747,325) $(47,357,719) $(19,493,078)  $ 132,913       $(165,465,209)
                                                        ============  ============  ============   =========       =============

/A/ Based on contract in effect for the surviving AZL BlackRock Capital Appreciation Fund.

/B/ Decrease due to the elimination of duplicative expenses achieved by merging the funds.

/C/ Estimated reorganization fees and expenses that are to be paid by the Funds are $134,800.

These amounts have not been included in the Pro Forma adjustments above, as such expenses are non-recurring in nature and are not expected to be incurred in ongoing operations.

         See accompanying notes to the Pro Forma financial statements.

                                      25
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL BlackRock Capital Appreciation Fund
Pro Forma Notes to Combining Financial Statements
December 31, 2008 (Unaudited)

1. DESCRIPTION OF THE FUND:

The AZL BlackRock Capital Appreciation Fund, ("BlackRock Capital Appreciation Fund") a series of the Allianz Variable Insurance Products Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end investment company established as a Delaware statutory trust.

The Trust is authorized to issue an unlimited number of shares of the BlackRock Capital Appreciation Fund without par value. Shares of the BlackRock Capital Appreciation Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the BlackRock Capital Appreciation Fund. In addition, in the normal course of business, the BlackRock Capital Appreciation Fund may enter into contracts with its vendors and others that provide for general indemnifications. The BlackRock Capital Appreciation Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the BlackRock Capital Appreciation Fund. However, based on experience, the BlackRock Capital Appreciation Fund expects that risk of loss to be remote.

The pro forma adjustments and pro forma combined columns of the Statement of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the BlackRock Capital Appreciation, AZL Columbia Technology Fund ("Columbia Tech") and the AZL BlackRock Growth ("BlackRock Growth Fund") Funds were combined for the twelve month period ended December 31, 2008. Manager, administration and 12b-1 (distribution) fees in the pro forma combined column are calculated at the rates in effect for the BlackRock Capital Appreciation Fund based upon the combined net assets of the corresponding BlackRock Capital Appreciation Fund, Columbia Tech and the BlackRock Growth Fund. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

2. BASIS OF COMBINATION:


The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the BlackRock Growth Fund a series of the Trust and Columbia Technology Fund a series of the Trust Fund, by the BlackRock Capital Appreciation Fund as if such acquisition had taken place as of January 1, 2008. Under the terms of the Plan of Reorganization, the combination of BlackRock Capital Appreciation Fund, BlackRock Growth Fund and Columbia Technology Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of the BlackRock Growth Fund and Columbia Technology Fund in exchange for shares of BlackRock Capital Appreciation Fund at the December 31, 2008 net asset value.

The Statements of Assets and Liabilities and the related Statements of Operations of the BlackRock Growth Fund, Columbia Technology Fund and BlackRock Capital Appreciation Fund have been combined as of and for the twelve month period ended December 31, 2008. Following the acquisition, the


                                      26
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

BlackRock Capital Appreciation Fund will be the accounting survivor. In accordance with U.S. generally accepted accounting principles ("GAAP"), the historical cost of investment securities will be carried forward to the BlackRock Capital Appreciation Fund and the results of operations for pre-combination periods of the BlackRock Capital Appreciation Fund will not be restated.


The accompanying pro forma financial statements should be read in conjunction with the financial statements of BlackRock Capital Appreciation Fund, BlackRock Growth Fund and Columbia Technology Fund included in their respective annual report dated December 31, 2008.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Blackrock Growth Fund and the Columbia Technology Fund by the BlackRock Capital Appreciation Fund had taken place as of January 1, 2008.


3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the BlackRock Capital Appreciation Fund in the preparation of its financial statements. The policies conform to GAAP. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Effective January 1, 2008, the Fund's adopted Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." There was no impact to the Fund's net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust's Board of Trustees ("Trustees") as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

                                      27
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees ("Trustees") or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that

                                      28
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information
portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non- U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily, and the Fund 's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and investment securities values and interest rates.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The BlackRock Capital Appreciation Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the BlackRock Capital Appreciation Fund are charged directly to the BlackRock Capital Appreciation Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds of the Trust based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trust's based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the "Manager"), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

                                      29
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Securities Lending

To generate additional income, the BlackRock Capital Appreciation Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The BlackRock Capital Appreciation Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Blackrock Capital Appreciation Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Funds of the Trust will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the BlackRock Capital Appreciation Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as "Expenses paid indirectly" on the Statement of Operations.

4. Related Party Transactions


Allianz Investment Management LLC ("the Manager") provides investment advisory and management services for the AZL BlackRock Capital Appreciation Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the AZL BlackRock Capital Appreciation Fund. Pursuant to a Subadvisory agreement, effective November 24, 2008 between the Manager and BlackRock Advisors, LLC ("BML"), BML provides investment advisory services as the Subadviser for the AZL BlackRock Capital Appreciation Fund subject to the general supervision of the Trustees and the Manager. Prior to November 24, 2008, the AZL BlackRock Capital Appreciation Fund was subadvised by Jennison Associates LLC. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the AZL BlackRock Capital Appreciation Fund. Expenses incurred by the AZL BlackRock Capital Appreciation Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the AZL BlackRock Capital Appreciation Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the AZL BlackRock Capital Appreciation Fund, through April 30, 2010. The annual expense limit of the AZL BlackRock Capital Appreciation Fund is 1.20%.


For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

                                           Annual Rate* Expense Limit
                                           ------------ -------------
AZL BlackRock Capital Appreciation Fund...     0.80%        1.20%

* Effective November 24, 2008, the Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.75% through April 30, 2010. For the period January 1, 2008 to November 23, 2008 the voluntary waiver was not in effect.

The Manager provides investment advisory and management services for the AZL Columbia Technology Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the AZL Columbia Technology Fund. Pursuant to an amended

                                      30
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information
and restated subadvisory agreement between the Manager and Columbia Management Advisors, LLC ("Columbia Advisors"), Columbia Advisors provides investment advisory services as the Subadviser for the AZL Columbia Technology Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the AZL Columbia Technology Fund. Expenses incurred by the AZL Columbia Technology Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the AZL Columbia Technology Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the AZL Columbia Technology Fund, through April 30, 2010. The annual expense limit of the AZL Columbia Technology Fund is 1.35%.

The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $10 million at 1.00%, the next $10 million at 0.875%, and over $20 million at 0.75%.

The Manager provides investment advisory and management services for the AZL BlackRock Growth Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the AZL BlackRock Growth Fund. Pursuant to a Subadvisory agreement, effective January 26, 2009 between the Manager and BlackRock Advisors, LLC ("BML"), BML provides investment advisory services as the Subadviser for the AZL BlackRock Growth Fund subject to the general supervision of the Trustees and the Manager. Prior to January 26, 2009, the AZL BlackRock Growth Fund was subadvised by Legg Mason Capital Management, Inc. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the AZL BlackRock Growth Fund. Expenses incurred by the AZL BlackRock Growth Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the AZL BlackRock Growth Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the AZL BlackRock Growth Fund, through April 30, 2010. The annual expense limit of the AZL BlackRock Growth Fund is 1.30%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

                               Annual Rate* Expense Limit
                               ------------ -------------
AZL BlackRock Growth Fund.....     0.85%        1.30%

* The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fees to 0.80% through April 30, 2010, effective July 1, 2008 through April 30, 2010, the fee has been further reduced to 0.70% on the first $200 million of assets and 0.65% on assets over $200 million.

5. CAPITAL SHARES:

The pro forma net asset value per share assumes the issuance of shares of the BlackRock Capital Appreciation Fund that would have been issued at December 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of the Columbia Tech and BlackRock Growth Fund, as of December 31, 2008, divided by the net asset value per share of the shares of BlackRock Capital Appreciation Fund as of December 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2008:

                                      31
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

                                                                        TOTAL
                                 Shares of BlackRock                 OUTSTANDING
                                 Capital Appreciation SHARES ASSUMED   SHARES
                                         Fund           ISSUED IN       POST-
Capital Shares                     PRE- COMBINATION   REORGANIZATION COMBINATION
--------------                   -------------------- -------------- -----------
Shares of Beneficial Interest...      11,474,707        20,355,943   31,830,650

                                                                          BlackRock
                                                                           Capital
                                                     Columbia Technology Appreciation
                               BlackRock Growth Fund        Fund             Fund      Adjustment   Pro Forma Combined
                               --------------------- ------------------- ------------ ------------  ------------------
Net Assets....................     $136,580,172          $39,790,405     $99,344,439  $   (134,800)    $275,580,216
                                   ------------          -----------     -----------  ------------     ------------
Net Asset Value Per Share.....     $       5.06          $      4.78     $      8.66            --     $       8.66
Shares Outstanding............       26,976,834            8,328,533      11,474,707   (14,949,424)      31,830,650

6. Investment Valuation Summary

The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

   .   Level 1 - quoted prices in active markets for identical assets

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, money market securities held in the AZL Money Market Fund are valued using amortized cost in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund's investments based upon three levels defined above:

                                      32
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

                                                 Investment  Other Financial
Valuation Inputs                                 Securities   Instruments*
----------------                                ------------ ---------------
Level 1 - Quoted Prices........................ $278,873,591       $--
Level 2 - Other Significant Observable Inputs..      545,677        --
Level 3 - Significant Unobservable Inputs......           --        --
                                                ------------       ---
Total.......................................... $279,419,268       $ -
                                                ------------       ---

* Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

7. FEDERAL INCOME TAX INFORMATION:

It is the BlackRock Capital Appreciation Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund's net assets or results of operations for the period ended December 31, 2008.

                                      33
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

                                                                            AZL
AZL International Index Fund                                             Schroder         AZL
Pro Forma                                                  AZL NACM    International International
Statements of Assets and Liabilities                     International   Small Cap       Index       Pro Forma     Pro Forma
December 31, 2008 (Unaudited)                                Fund          Fund          Fund       Adjustments    Combined
------------------------------------                     ------------- ------------- ------------- ------------  ------------
Assets:
Investment securities, at cost.......................... $ 67,009,060  $ 96,617,292     $   --     $         --  $163,626,352
                                                         ============  ============     ======     ============  ============
Investment securities, at value......................... $ 57,394,311  $ 57,849,176     $   --     $         --  $115,243,487
Interest and dividends receivable.......................       41,395        58,654         --               --       100,049
Foreign currency, at value (cost $348,181)..............       16,901       330,504         --               --       347,405
Receivable for capital shares issued....................       38,506        37,603         --               --        76,109
Receivable for investments sold.........................      409,755            --         --               --       409,755
Unrealized appreciation for foreign currency contracts..          888            --         --               --           888
Reclaim receivable......................................       57,302        77,216         --               --       134,518
Prepaid expenses........................................        1,466         1,517         --               --         2,983
                                                         ------------  ------------     ------     ------------  ------------
   Total Assets.........................................   57,960,524    58,354,670         --               --   116,315,194
                                                         ------------  ------------     ------     ------------  ------------
Liabilities:
Unrealized depreciation on foreign currency contracts...       10,130            --         --                         10,130
Payable for investments purchased.......................    1,947,473         1,171         --               --     1,948,644
Payable for capital shares redeemed.....................       11,991        10,508         --               --        22,499
Manager fees payable....................................       16,157        45,597         --               --        61,754
Administration fees payable.............................        2,223         2,278         --               --         4,501
Distribution fees payable...............................       11,130        11,399         --               --        22,529
Administrative and compliance services fees payable.....          757           797         --               --         1,554
Reorganization fees payable /(A)/.......................           --            --         --           85,000        85,000
Other accrued liabilities...............................       10,200        12,518         --               --        22,718
                                                         ------------  ------------     ------     ------------  ------------
   Total Liabilities....................................    2,010,061        84,268         --           85,000     2,179,329
                                                         ------------  ------------     ------     ------------  ------------
Net Assets.............................................. $ 55,950,463  $ 58,270,402     $   --     $    (85,000) $114,135,865
                                                         ============  ============     ======     ============  ============
Net Assets Consist of:
   Capital.............................................. $106,004,588  $111,897,181     $   --     $         --  $217,901,769
   Accumulated net investment income/(loss).............        1,543        (5,485)        --          (85,000)      (88,942)
   Accumulated net realized gains/(losses) from
     investment transactions............................  (40,433,908)  (14,848,294)        --               --   (55,282,202)
   Net unrealized appreciation/(depreciation) on
     investments........................................   (9,621,760)  (38,773,000)        --               --   (48,394,760)
                                                         ------------  ------------     ------     ------------  ------------
Net Assets.............................................. $ 55,950,463  $ 58,270,402     $   --     $    (85,000) $114,135,865
                                                         ============  ============     ======     ============  ============
Shares of beneficial interest (unlimited number of
  shares authorized, no par value) /(B)/................   10,925,213    11,719,903         --      (11,231,529)   11,413,587
Net Asset Value (offering and redemption price per
  share) /(B)/.......................................... $       5.12  $       4.97     $10.00               --  $      10.00
                                                         ============  ============     ======     ============  ============

A) Represents the estimated reorganization fees and expenses that are expected to be paid by the Funds.

B) Shares of the AZL NACM International Fund and the AZL Schroder International Small Cap Fund are exchanged for new shares of the AZL International Index Fund.

         See accompanying notes to the Pro Forma financial statements.

                                      34
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma                                                             AZL Schroder       AZL
Statements of Operations                                  AZL NACM    International International
For the Twelve Months Ended                             International   Small Cap       Index         Pro Forma       Pro Forma
December 31, 2008 (Unaudited)                               Fund          Fund          Fund         Adjustments      Combined
-----------------------------                           ------------- ------------- ------------- -----------       ------------
Investment Income:
Interest............................................... $     40,505  $         --       $--      $        --       $     40,505
Dividends..............................................    2,454,636     2,491,026        --               --          4,945,662
Income from securities lending.........................       63,644        98,967        --               --            162,611
Foreign withholding tax................................     (226,420)     (196,010)       --                            (422,430)
                                                        ------------  ------------       ---      -----------       ------------
Total Investment Income................................    2,332,365     2,393,983        --               --          4,726,348
                                                        ------------  ------------       ---      -----------       ------------
Expenses:
Manager fees...........................................      606,480       761,993        --         (852,929)/(A)/      515,544
Administration fees....................................       31,845        33,968        --               --             65,813
Distribution fees......................................      178,377       190,498        --               --            368,875
Custodian fees.........................................      154,971       105,960        --         (125,931)/(B)/      135,000
Administrative and compliance services fees............        2,860         3,073        --               --              5,933
Trustees' fees.........................................        6,182         6,560        --               --             12,742
Professional fees......................................       11,372        12,514        --           (5,500)/(B)/       18,386
Shareholder reports....................................        2,989         4,766        --           (3,000)/(B)/        4,755
Recoupment of prior expenses reimbursed by the
  Manager..............................................        5,372            --        --               --              5,372
Interest expense on cash overdraft.....................       41,837        18,590        --               --             60,427
Reorganization fees (C)................................           --            --        --               --                 --
Other expenses.........................................       31,912        41,496        --          (30,600)/(B)/       42,808
                                                        ------------  ------------       ---      -----------       ------------
Total expenses before reductions.......................    1,074,197     1,179,418        --       (1,017,960)         1,235,655
Less expenses waived/reimbursed by the Manager.........           --            --        --         (147,298)/(A)/     (147,298)
Less expenses paid indirectly..........................         (423)           --        --               --               (423)
                                                        ------------  ------------       ---      -----------       ------------
Net Expenses...........................................    1,073,774     1,179,418        --       (1,165,258)         1,087,934
                                                        ------------  ------------       ---      -----------       ------------
Net Investment Income/(Loss)...........................    1,258,591     1,214,565        --        1,165,258          3,638,414
                                                        ------------  ------------       ---      -----------       ------------
Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign
  currency transactions................................  (34,612,642)  (13,993,320)       --               --        (48,605,962)
Change in unrealized appreciation/(depreciation) on
  investments..........................................  (10,103,281)  (33,491,174)       --               --        (43,594,455)
                                                        ------------  ------------       ---      -----------       ------------
Net Realized and Unrealized Gains/(Losses) on
  Investments..........................................  (44,715,923)  (47,484,494)       --               --        (92,200,417)
                                                        ============  ============       ===      ===========       ============
Change in Net Assets Resulting from Operations......... $(43,457,332) $(46,269,929)      $--      $ 1,165,258       $(88,562,003)
                                                        ============  ============       ===      ===========       ============

/A/   Based on contract in effect for the surviving AZL International Index
      Fund.

/B/ Decrease due to the elimination of duplicative expenses achieved by merging the funds.

/C/ Estimated reorganization fees and expenses that are to be paid by the Funds are $85,000. These amounts have not been included in the Pro Forma adjustments above, as such expenses are non-recurring in nature and are not expected to be incurred in ongoing operations.

                                      35
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Notes to Combining Financial Statements
December 31, 2008 (Unaudited)

1. DESCRIPTION OF THE FUND:

The AZL International Index Fund, ("International Index Fund") a series of the Allianz Variable Insurance Products Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company established as a Delaware statutory trust.

The Trust is authorized to issue an unlimited number of shares of the International Index Fund without par value. Shares of the International Index Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the International Index Fund. In addition, in the normal course of business, the International Index Fund may enter into contracts with its vendors and others that provide for general indemnifications. The International Index Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the International Index Fund. However, based on experience, the International Index Fund expects that risk of loss to be remote.

The pro forma adjustments and pro forma combined columns of the Statement of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the International Index, the AZL NACM International Fund ("NACM International Fund") and the AZL Schroder International Small Cap Fund ("Schroder International Small Cap Fund") Funds were combined for the twelve month period ended December 31, 2008. Manager, administration and 12b-1 (Distribution) fees in the pro forma combined column are calculated at the rates in effect for the International Index Fund based upon the combined net assets of the corresponding International Index Fund and the NACM International Fund and the Schroder International Small Cap Fund. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

2. BASIS OF COMBINATION:

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the NACM International Fund and Schroder International Small Cap Fund a series of the Trust, by the International Index Fund as if such acquisition had taken place as of January 1, 2008. Under the terms of the Plan of Reorganization, the combination of International Index Fund and NACM International Fund and Schroder International Small Cap Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of NACM International Fund and Schroder International Small Cap Fund in exchange for shares of International Index Fund at the December 31, 2008 net asset value.

The Statement of Assets and Liabilities and the related Statement of Operations of NACM International Fund and Schroder International Small Cap Fund and International Index Fund have been combined as of and for the twelve month period ended December 31, 2008. Following the acquisition, the International Index Fund will be the accounting survivor. In accordance with U.S. generally accepted accounting

                                      36
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information
principles ("GAAP"), the historical cost of investment securities will be carried forward to the International Index Fund and the results of operations for pre-combination periods of the International Index Fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of NACM International Fund and Schroder International Small Cap Fund included in their respective annual report dated December 31, 2008.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of NACM International Fund and Schroder International Small Cap by the International Index Fund had taken place as of January 1, 2008.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the International Index Fund in the preparation of its financial statements. The policies conform to GAAP. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation

Effective January 1, 2008, the International Index Fund adopted Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." There was no impact to the International Index Funds' net assets or results of operations upon adoption. SFAS No.157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust's Board of Trustees ("Trustees") as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

                                      37
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees ("Trustees") or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

                                      38
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The International Index Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the International Index Fund are charged directly to the International Index Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds of the Trust based upon relative net assets or some other reasonable method. Expenses

                                      39
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information
which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trust's based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the "Manager"), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the International Index Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The International Index Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the International Index Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Funds of the Trust will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the International Index Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as "Expenses paid indirectly" on the Statement of Operations.

4. Related Party Transactions

Allianz Investment Management LLC ("the Manager") provides investment advisory and management services for the AZL NACM International Fund. The Manager has retained an affiliated money management organization (the "Subadviser") to make investment decisions on behalf of the AZL NACM International Fund. Pursuant to a subadvisory agreement between the Manager and Nicholas - Applegate Capital Management, LLC ("NACM"), NACM provides investment advisory services as the Subadviser for the AZL NACM International Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the AZL NACM International Fund. Expenses incurred by the AZL NACM International Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the AZL NACM International Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the AZL NACM International Fund, through April 30, 2010. The annual expense limit of the AZL NACM International Fund is 1.45%.


                                      40
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

                                         Annual Rate Expense Limit
                                         ----------- -------------
AZL NACM International Fund.............    0.85%        1.45%


The Manager provides investment advisory and management services for the AZL Schroder International Small Cap Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the AZL Schroder International Small Cap Fund. Pursuant to a subadvisory agreement between the Manager and Schroder Investment Management North America Inc. ("Schroders"), Schroders provides investment advisory services as the Subadviser for the AZL Schroder International Small Cap Fund subject to the general supervision of the Trustees and the Manager. Schroder Investment Management North America Ltd (Schroder Ltd), an affiliate of Schroders, serves as the Sub-subadviser to the Fund and is responsible for day-to-day management of the AZL Schroder International Small Cap Fund's assets. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the AZL Schroder International Small Cap Fund. Expenses incurred by the AZL Schroder International Small Cap Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. For its services the Sub-subadviser is entitled to a fee payable by the Subadviser. The Manager has contractually agreed to waive fees and reimburse the AZL Schroder International Small Cap Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the AZL Schroder International Small Cap Fund, through April 30, 2010. The annual expense limit of the AZL Schroder International Small Cap Fund is 1.65%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

                                         Annual Rate Expense Limit
                                         ----------- -------------
AZL Schroder International Small Cap
  Fund..................................    1.00%        1.65%


The Manager provides investment advisory and management services for the AZL International Index Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the AZL International Index Fund. Pursuant to a Subadvisory agreement, between the Manager and BlackRock Investment Management, LLC ("BlackRock Investment"), BlackRock Investment provides investment advisory services as the Subadviser for the AZL International Index Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the AZL International Index Fund. Expenses incurred by the AZL International Index Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the AZL International Index Fund, through April 30, 2010. The annual expense limit of the AZL International Index Fund is 1.20%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

                                         Annual Rate Expense Limit
                                         ----------- -------------
AZL International Index Fund............    0.35%        0.70%

                                      41
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

5. CAPITAL SHARES:

The pro forma net asset value per share assumes the issuance of shares of the International Index Fund that would have been issued at December 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of NACM International Fund and Schroder International Small Cap Fund, as of December 31, 2008, divided by the net asset value per share of the shares of International Index Fund as of December 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2008:

                                                                              TOTAL
                                                                           OUTSTANDING
                                    Shares of International SHARES ASSUMED   SHARES
                                          Index Fund          ISSUED IN       POST-
Capital Shares                         PRE- COMBINATION     REORGANIZATION COMBINATION
--------------                      ----------------------- -------------- -----------
Shares of Beneficial Interest......           --              11,413,587   11,413,587

6. Investment Valuation Summary:

                               NACM International Schroder International International
                                      Fund                 Fund           Index Fund    Adjustment   Pro Forma Combined
                               ------------------ ---------------------- ------------- ------------  ------------------
Net Assets....................    $55,950,463          $58,270,402          $   --     $    (85,000)    $114,135,865
                                  -----------          -----------          ------     ------------     ------------
Net Asset Value Per Share.....    $      5.12          $      4.97          $10.00               --     $      10.00
Shares Outstanding............     10,925,213           11,719,903              --      (11,231,529)      11,413,587

The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

   .   Level 1--quoted prices in active markets for identical assets

   . Level 2 --other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

   . Level 3-- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund's investments based upon three levels defined above:

                                      42
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

                                                 Investment  Other Financial
Valuation Inputs                                 Securities   Instruments*
----------------                                ------------ ---------------
Level 1 -- Quoted Prices....................... $  5,826,999     $    --
Level 2 -- Other Significant Observable Inputs.  109,416,488      (9,242)
Level 3 -- Significant Unobservable Inputs.....           --          --
Total.......................................... $115,243,487     $(9,242)

* Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

7. FEDERAL INCOME TAX INFORMATION:

It is the International Index Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund's net assets or results of operations for the period ended December 31, 2008.

                                      43
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund                                                              AZL
Pro Forma                                                               AZL JPMorgan    JPMorgan
Statements of Assets and Liabilities                                     Large Cap     U.S. Equity   Pro Forma     Pro Forma
December 31, 2008 (Unaudited)                                           Equity Fund       Fund      Adjustments    Combined
------------------------------------                                   -------------  ------------  -----------  -------------
Assets:
Investment securities, at cost........................................ $  86,567,310  $ 86,561,365  $        --  $ 173,128,675
                                                                       =============  ============  ===========  =============
Investment securities, at value....................................... $  59,031,537  $ 63,058,886  $        --  $ 122,090,423
Interest and dividends receivable.....................................        90,936        98,064           --        189,000
Receivable for capital shares issued..................................       118,924        17,484           --        136,408
Receivable for investments sold.......................................       397,984        81,120           --        479,104
Prepaid expenses......................................................         4,201         1,721           --          5,922
                                                                       -------------  ------------  -----------  -------------
   Total Assets.......................................................    59,643,582    63,257,275           --    122,900,857
                                                                       -------------  ------------  -----------  -------------
Liabilities:
Payable for investments purchased.....................................            --           501           --            501
Payable for capital shares redeemed...................................           129            --           --            129
Manager fees payable..................................................        73,253        20,789           --         94,042
Administration fees payable...........................................         4,927         2,531           --          7,458
Distribution fees payable.............................................        24,418        12,654           --         37,072
Administrative and compliance services fees payable...................         2,589           959           --          3,548
Reorganization fees payable /(A)/.....................................            --            --       48,500         48,500
Other accrued liabilities.............................................        43,410        16,965           --         60,375
                                                                       -------------  ------------  -----------  -------------
   Total Liabilities..................................................       148,726        54,399       48,500        251,625
                                                                       -------------  ------------  -----------  -------------
Net Assets............................................................ $  59,494,856  $ 63,202,876  $   (48,500) $ 122,649,232
                                                                       =============  ============  ===========  =============
Net Assets Consist of:
   Capital............................................................ $ 268,423,350  $106,481,482  $        --  $ 374,904,832
   Accumulated net investment income/(loss)...........................     2,497,607       773,312      (48,500)     3,222,419
   Accumulated net realized gains/(losses) from investment
     transactions.....................................................  (183,890,328)  (20,549,439)          --   (204,439,767)
   Net unrealized appreciation/(depreciation) on investments..........   (27,535,773)  (23,502,479)          --    (51,038,252)
                                                                       -------------  ------------  -----------  -------------
Net Assets............................................................ $  59,494,856  $ 63,202,876  $   (48,500) $ 122,649,232
                                                                       =============  ============  ===========  =============
Shares of beneficial interest (unlimited number of shares authorized,
  no par value) /(B)/.................................................    11,925,015     9,959,766   (2,557,158)    19,237,623
Net Asset Value (offering and redemption price per share) /(B)/....... $        4.99  $       6.35           --  $        6.35
                                                                       =============  ============  ===========  =============

/(A)/ Represents the estimated reorganization fees and expenses that are to be expected to be paid by the Funds.

/(B)/ Shares of the AZL JPMorgan Large Cap Equity Fund are exchanged for new shares of the AZL JPMorgan U.S. Equity Fund.

         See accompanying notes to the Pro Forma financial statements.

                                      44
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma                                                         AZL            AZL
Statements of Operations                                       JPMorgan       JPMorgan
For the Year Ended December 31, 2008                           Large Cap     U.S. Equity     Pro Forma       Pro Forma
(Unaudited)                                                   Equity Fund       Fund        Adjustments      Combined
------------------------------------                         -------------  ------------  --------------   -------------
Investment Income:
Interest.................................................... $      14,978  $     15,571   $      --       $      30,549
Dividends...................................................     4,554,881     1,929,055          --           6,483,936
Income from securities lending..............................       862,305        24,405          --             886,710
                                                             -------------  ------------   ---------       -------------
   Total Investment Income..................................     5,432,164     1,969,031          --           7,401,195
                                                             -------------  ------------   ---------       -------------
Expenses:
Manager fees................................................     2,028,883       788,315     134,982/(A)/      2,952,180
Administration fees.........................................       119,789        43,773          --             163,562
Distribution fees...........................................       676,294       246,349          --             922,643
Custodian fees..............................................        44,941       116,007     (67,848)/(B)/        93,100
Administrative and compliance services fees.................        10,996         3,998          --              14,994
Trustees' fees..............................................        24,852         8,502          --              33,354
Professional fees...........................................        45,933        16,461      (8,000)/(B)/        54,394
Shareholder reports.........................................        26,243        23,315     (10,500)/(B)/        39,058
Interest expense on cash overdraft..........................        16,538        15,673          --              32,211
Reorganization fees/(C)/....................................            --            --          --                  --
Other expenses..............................................        12,872        14,151      (1,000)/(B)/        26,023
                                                             -------------  ------------   ---------       -------------
   Total expenses before reductions.........................     3,007,341     1,276,544      47,634           4,331,519
   Less expenses waived/reimbursed by the Manager...........            --       (81,162)   (102,966)/(A)/      (184,128)
   Less expenses paid indirectly............................       (72,784)           --          --             (72,784)
                                                             -------------  ------------   ---------       -------------
   Net Expenses.............................................     2,934,557     1,195,382     (55,332)          4,074,607
                                                             -------------  ------------   ---------       -------------
Net Investment Income/(Loss)................................     2,497,607       773,649      55,332           3,326,588
                                                             -------------  ------------   ---------       -------------
Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign
  currency transactions.....................................  (181,565,565)  (18,657,907)         --        (200,223,472)
Change in unrealized appreciation/(depreciation) on
  investments...............................................   (32,090,995)  (28,207,467)         --         (60,298,462)
                                                             -------------  ------------   ---------       -------------
Net Realized and Unrealized Gains/(Losses) on Investments...  (213,656,560)  (46,865,374)         --        (260,521,934)
                                                             =============  ============   =========       =============
Change in Net Assets Resulting from Operations.............. $(211,158,953) $(46,091,725)  $  55,332       $(257,195,346)
                                                             =============  ============   =========       =============

/(A)/ Based on contract in effect for the surviving AZL JPMorgan U.S. Equity
      Fund.

/(B)/ Decrease due to the elimination of duplicative expenses achieved by merging the funds.

/(C)/ Estimated reorganization fees and expenses that are to be paid by the Funds are $48,500. These amounts have not been included in the Proforma Adjustments above, as such expenses are non-recurring in nature and are not expected to be incurred in ongoing operations.

         See accompanying notes to the Pro Forma financial statements.

                                      45
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Notes to Combining Financial Statements
December 31, 2008 (Unaudited)

1. DESCRIPTION OF THE FUND:

The AZL JPMorgan U.S. Equity Fund, ("JPMorgan U.S. Equity Fund") a series of the Allianz Variable Insurance Products Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company established as a Delaware statutory trust.

The Trust is authorized to issue an unlimited number of shares of the JPMorgan U.S. Equity Fund without par value. Shares of the JPMorgan U.S. Equity Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the JPMorgan U.S. Equity Fund. In addition, in the normal course of business, the JPMorgan U.S. Equity Fund may enter into contracts with its vendors and others that provide for general indemnifications. The JPMorgan U.S. Equity Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the JPMorgan U.S. Equity Fund. However, based on experience, the JPMorgan U.S. Equity Fund expects that risk of loss to be remote.

The pro forma adjustments and pro forma combined columns of the Statement of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the JPMorgan U.S. Equity and the AZL JPMorgan Large Cap Equity ("JPMorgan Large Cap Equity Fund") Funds were combined for the twelve month period ended December 31, 2008. Manager, administration and 12b-1 (Distribution) fees in the pro forma combined column are calculated at the rates in effect for the JPMorgan U.S. Equity Fund based upon the combined net assets of the corresponding JPMorgan U.S. Equity Fund and the JPMorgan Large Cap Equity Fund. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

2. BASIS OF COMBINATION:

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the JPMorgan Large Cap Equity Fund a series of the Trust, by the JPMorgan U.S. Equity Fund as if such acquisition had taken place as of January 1, 2008. Under the terms of the Plan of Reorganization, the combination of JPMorgan U.S. Equity Fund and JPMorgan Large Cap Equity Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of JPMorgan Large Cap Equity Fund in exchange for shares of JPMorgan U.S. Equity Fund at the December 31, 2008 net asset value.

The Statements of Assets and Liabilities and the related Statements of Operations of JPMorgan Large Cap Equity Fund and JPMorgan U.S. Equity Fund have been combined as of and for the twelve month period ended December 31, 2008. Following the acquisition, the JPMorgan U.S. Equity Fund will be the accounting survivor. In accordance with U.S. generally accepted accounting principles ("GAAP"), the historical cost of investment securities will be carried forward to the JPMorgan U.S. Equity Fund and the results of operations for pre-combination periods of the JPMorgan U.S. Equity Fund will not be restated.

                                      46
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

The accompanying pro forma financial statements should be read in conjunction with the financial statements of JPMorgan U.S. Equity Fund and JPMorgan Large Cap Equity Fund included in their respective annual report dated December 31, 2008.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of JPMorgan Large Cap Equity Fund by the JPMorgan U.S. Equity Fund had taken place as of January 1, 2008.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the JPMorgan U.S. Equity Fund in the preparation of its financial statements. The policies conform to GAAP. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Effective January 1, 2008, the JPMorgan U.S. Equity Fund adopted Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." There was no impact to the JPMorgan U.S. Equity Funds' net assets or results of operations upon adoption. SFAS No.157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust's Board of Trustees ("Trustees") as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

                                      47
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees ("Trustees") or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PMEastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that

                                      48
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information
portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non- U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily, and the Fund 's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and investment securities values and interest rates.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The JPMorgan U.S. Equity Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the JPMorgan U.S. Equity Fund are charged directly to the JPMorgan U.S. Equity Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds of the Trust based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trust's based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the "Manager"), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

                                      49
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Securities Lending

To generate additional income, the JPMorgan U.S. Equity Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The JPMorgan U.S. Equity Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the JPMorgan U.S. Equity Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Funds of the Trust will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the JPMorgan U.S. Equity Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as "Expenses paid indirectly" on the Statement of Operations.

4. Related Party Transactions

Effective January 26, 2009, J.P. Morgan Investment Management Inc. replaced Legg Mason Capital Management, Inc. as the Sub adviser to the AZL Legg Mason Value Fund. In addition, on January 26, 2009 the Fund changed its name to AZL JPMorgan Large Cap Equity Fund.

Allianz Investment Management LLC ("the Manager") provides investment advisory and management services for the AZL JPMorgan Large Cap Equity Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the AZL JPMorgan Large Cap Equity Fund. Pursuant to an amended and restated subadvisory agreement between the Manager and J.P. Morgan Investment Management Inc. ("JPMorgan"), JPMorgan provides investment advisory services as the Subadviser for the AZL JPMorgan Large Cap Equity Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the AZL JPMorgan Large Cap Equity Fund. Expenses incurred by the AZL JPMorgan Large Cap Equity Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the AZL JPMorgan Large Cap Equity Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the AZL JPMorgan Large Cap Equity Fund, through April 30, 2010. The annual expense limit of the AZL JPMorgan Large Cap Equity Fund is 1.20%.


                                      50
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

                                              Annual Rate Expense Limit
                                              ----------- -------------
AZL JPMorgan Large Cap Equity Fund...........    0.75%        1.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the AZL JPMorgan Large Cap Equity Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the AZL JPMorgan Large Cap Equity Fund's expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as "Recoupment of prior expenses reimbursed by the Manager." At December 31, 2008, there were no remaining contractual reimbursements that may potentially be made by the AZL JPMorgan Large Cap Equity Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the AZL JPMorgan Large Cap Equity Fund during the period can be found on the Statement of Operations.

Effective January 26, 2009, J.P.Morgan Investment Management Inc. replaced OppenheimerFunds Inc. as the Sub adviser to the AZL Oppenheimer Main Street Fund. In addition, on January 26, 2009 the Fund changed its name to AZL JPMorgan U.S. Equity Fund.

The Manager provides investment advisory and management services for the AZL JPMorgan U.S. Equity Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the AZL JPMorgan U.S. Equity Fund. Pursuant to a subadvisory agreement between the Manager and OppenheimerFunds, Inc. ("OFI"), OFI provides investment advisory services as the Subadviser for the AZL JPMorgan U.S. Equity Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the AZL JPMorgan U.S. Equity Fund. Expenses incurred are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the AZL JPMorgan U.S. Equity Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the AZL JPMorgan U.S. Equity Fund, through April 30, 2010. The annual expense limit of the AZL JPMorgan U.S. Equity Fund is 1.20%.


For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

                                              Annual Rate* Expense Limit
                                              ------------ -------------
AZL JPMorgan U.S. Equity Fund................     0.80%        1.20%

* The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.75% through April 30, 2010.


Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the AZL JPMorgan U.S. Equity Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the AZL JPMorgan U.S. Equity Fund's


                                      51
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information
expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as "Recoupment of prior expenses reimbursed by the Manager." At December 31, 2008, the contractual reimbursements that may potentially be made by the AZL JPMorgan U.S. Equity Fund in subsequent years were as follows:


                                               Expires
                                              12/31/2011
                                              ----------
AZL JPMorgan U.S. Equity Fund................  $31,893

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the AZL JPMorgan U.S. Equity Fund during the year can be found on the Statement of Operations.

5. CAPITAL SHARES:

The pro forma net asset value per share assumes the issuance of shares of the JPMorgan U.S. Equity Fund that would have been issued at December 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of JPMorgan Large Cap Equity Fund, as of December 31, 2008, divided by the net asset value per share of the shares of JPMorgan U.S. Equity Fund as of December 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2008.

                                                                              TOTAL
                                                                           OUTSTANDING
                                    Shares of JPMorgan U.S. SHARES ASSUMED   SHARES
                                            Equity            ISSUED IN       POST-
Capital Shares                          PRE-COMBINATION     REORGANIZATION COMBINATION
--------------                      ----------------------- -------------- -----------
Shares of Beneficial Interest......        9,959,766          9,367,857    19,327,623

                                 JPMorgan Large Cap JPMorgan U.S. Equity
                                    Equity Fund             Fund          Adjustment  Pro Forma Combined
                                 ------------------ -------------------- -----------  ------------------
Net Assets......................    $59,494,856         $63,202,876      $   (48,500)    $122,649,232
Net Asset Value Per Share.......    $      4.99         $      6.35               --     $       6.35
Shares Outstanding..............     11,925,015           9,959,766       (2,557,158)      19,327,623

                                      52
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

6. Investment Valuation Summary

The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

   .   Level 1 -- quoted prices in active markets for identical assets

   . Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

   . Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund's investments based upon three levels defined above:

                                                 Investment  Other Financial
Valuation Inputs                                 Securities   Instruments*
----------------                                ------------ ---------------
Level 1 -- Quoted Prices....................... $122,090,423       $--
Level 2 -- Other Significant Observable Inputs.           --        --
Level 3 -- Significant Unobservable Inputs.....           --        --
                                                ------------       ---
Total.......................................... $122,090,423       $--
                                                ============       ===

* Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

7. FEDERAL INCOME TAX INFORMATION:

It is the JPMorgan U.S. Equity Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund's net assets or results of operations for the period ended December 31, 2008.

                                      53
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL Moderate Index Strategy Fund                                             AZL
Pro Forma                                                       AZL       TargetPLUS   AZL Moderate
Statements of Assets and Liabilities                        TargetPLUS     Moderate        Index      Pro Forma     Pro Forma
December 31, 2008 (Unaudited)                               Growth Fund      Fund      Strategy Fund Adjustments    Combined
------------------------------------                       ------------  ------------  ------------- -----------  ------------
Assets:
Investment securities, at cost............................ $ 73,937,985  $ 57,263,397     $ -- ^     $        --  $131,201,382
                                                           ============  ============     ======     ===========  ============
Investment securities, at value........................... $ 68,765,805  $ 55,097,377     $   --     $        --  $123,863,182
Repurchase agreements, at value/cost......................    6,500,000     7,900,000         --              --    14,400,000
Segregated cash for collateral............................      108,300       104,900         --              --       213,200
Interest and dividends receivable.........................      258,841       192,678         --              --       451,519
Foreign currency, at value (cost $121,233)................       69,266       123,334         --              --       192,600
Unrealized appreciation on interest rate swaps............      629,029       677,123         --              --     1,306,152
Unrealized appreciation on credit default swaps...........        5,144         8,358         --              --        13,502
Swap premiums paid........................................       65,330       151,884         --              --       217,214
Receivable for capital shares issued......................      153,550       730,755         --              --       884,305
Receivable for investments sold...........................    2,075,575       518,938         --              --     2,594,513
Unrealized appreciation for forward foreign currency
  contracts...............................................       10,605        11,465         --              --        22,070
Receivable from Manager...................................        6,236        13,523         --              --        19,759
Prepaid expenses..........................................        1,673         1,209         --              --         2,882
                                                           ------------  ------------     ------     -----------  ------------
   Total Assets...........................................   78,649,354    65,531,544         --              --   144,180,898
                                                           ------------  ------------     ------     -----------  ------------
Liabilities:
Unrealized depreciation on forward foreign currency
  contracts...............................................       51,741        93,315         --              --       145,056
Unrealized depreciation on interest rate swaps............      399,434       358,144         --              --       757,578
Unrealized depreciation on credit default swaps...........      476,611       543,678         --              --     1,020,289
Swap premiums received....................................      372,371       392,986         --              --       765,357
Securities sold short (Premiums received $505,938)........      512,500            --         --              --       512,500
Payable for investments purchased.........................   10,284,347    10,059,246         --              --    20,343,593
Payable for capital shares redeemed.......................          142           107         --              --           249
Written Options (Premiums received $78,960)...............      202,145       233,244         --              --       435,389
Payable for variation margin on futures contracts.........       18,132        20,733         --              --        38,865
Administration fees payable...............................        2,615         2,026         --              --         4,641
Distribution fees payable.................................       13,100        10,175         --              --        23,275
Administrative and compliance services fees payable.......          755           465         --              --         1,220
Reorganization fees payable /(A)/.........................           --            --         --         135,500       135,500
Other accrued liabilities.................................       10,039         2,839         --              --        12,878
                                                           ------------  ------------     ------     -----------  ------------
   Total Liabilities......................................   12,343,932    11,716,958         --         135,500    24,196,390
                                                           ------------  ------------     ------     -----------  ------------
Net Assets................................................ $ 66,305,422  $ 53,814,586     $   --     $  (135,500) $119,984,508
                                                           ============  ============     ======     ===========  ============
Net Assets Consist of:
Capital................................................... $ 99,166,662  $ 69,654,208     $   --     $        --  $168,820,870
   Accumulated net investment income/(loss)...............    1,754,448     1,149,881         --        (135,500)    2,768,829
   Accumulated net realized gains/(losses) from
     investment transactions..............................  (29,221,374)  (14,621,271)        --              --   (43,842,645)
   Net unrealized appreciation/(depreciation) on
     investments..........................................   (5,394,314)   (2,368,232)        --              --    (7,762,546)
                                                           ------------  ------------     ------     -----------  ------------
Net Assets................................................ $ 66,305,422  $ 53,814,586     $   --     $  (135,500) $119,984,508
                                                           ============  ============     ======     ===========  ============
Shares of beneficial interest (unlimited number of shares
  authorized, no par value) /(B)/.........................   11,014,322     7,920,378         --      (6,936,249)   11,998,451
Net Asset Value (offering and redemption price per
  share) /(B)/............................................ $       6.02  $       6.79     $10.00     $        --  $      10.00
                                                           ============  ============     ======     ===========  ============


^ Due to the different investment strategy employed by the AZL Moderate Index Strategy Fund in achieving its investment objective, it is anticipated that all of the investments of AZL TargetPLUS Growth Fund and AZL TargetPLUS Moderate Fund will be sold by the merger date. See Notes 1 and 2 to the Pro Forma Notes to Combining Financial Statements.

/(A)/ Represents the estimated reorganization fees and expenses that are to be expected to be paid by the Funds.


/(B)/ Shares of the AZL TargetPLUS Growth Fund and AZL TargetPLUS Moderate Fund are exchanged for new shares of the AZL Moderate Index Strategy Fund.

         See accompanying notes to the Pro Forma financial statements.

                                      54
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL Moderate Index Strategy Fund                                                         AZL
Pro Forma                                                                    AZL       Moderate
Statements of Operations                                        AZL       TargetPLUS    Index
For the year ended December 31, 2008                        TargetPLUS     Moderate    Strategy    Pro Forma        Pro Forma
(Unaudited)                                                 Growth Fund      Fund        Fund     Adjustments       Combined
------------------------------------                       ------------  ------------  -------- -----------       ------------
Investment Income:
Interest.................................................. $    429,820  $    460,826    $--     $      --        $    890,646
Dividends.................................................    1,611,310       827,602     --            --           2,438,912
Income from securities lending............................       94,376        48,636     --            --             143,012
                                                           ------------  ------------    ---     ---------        ------------
   Total Investment Income................................    2,135,506     1,337,064     --            --           3,472,570
                                                           ------------  ------------    ---     ---------        ------------
Expenses:
Manager fees..............................................      319,777       197,112     --      (467,253)/(A)/        49,636
Administration fees.......................................       27,676        17,152     --        5,172 /(A)/         50,000
Distribution fees.........................................      153,738        94,765     --      (248,503)/(A)/            --
Custodian fees............................................      152,861       120,298     --      (271,659)/(B)/         1,500
Administrative and compliance services fees...............        2,496         1,493     --            --               3,989
Trustees' fees............................................        5,090         3,051     --            --               8,141
Professional fees.........................................        9,672         5,853     --        (6,000) /(B)/        9,525
Shareholder reports.......................................        7,216         4,371     --        (4,000) /(B)/        7,587
Interest expense on cash overdraft........................       12,724        33,406     --            --              46,130
Reorganization fees /( C )/...............................           --            --     --            --                  --
Other expenses............................................       14,243        12,915     --            --              27,158
                                                           ------------  ------------    ---     ---------        ------------
   Total expenses before reductions.......................      705,493       490,416     --      (992,243)            203,666
   Less expenses waived/reimbursed by the Manager.........     (145,460)     (119,645)    --       265,105/(A)/             --
   Less expenses paid indirectly..........................      (15,993)      (10,109)    --       26,102 /(A)/             --
                                                           ------------  ------------    ---     ---------        ------------
   Net Expenses...........................................      544,040       360,662     --      (701,036)            203,666
                                                           ------------  ------------    ---     ---------        ------------
Net Investment Income/(Loss)..............................    1,591,466       976,402     --       701,036           3,268,904
                                                           ------------  ------------    ---     ---------        ------------
Realized and Unrealized Gains/(Losses) on Investments:
   Net realized gains/(losses) on securities and foreign
     currency transactions................................  (28,544,360)  (13,981,598)    --            --         (42,525,958)
   Net realized gains/(losses) on swap agreements.........      (65,323)       53,829     --            --             (11,494)
   Net realized gains/(losses) on futures transactions....       97,719        46,159     --            --             143,878
   Net realized gains/(losses) on options transactions....       25,915        29,358     --            --              55,273
   Change in unrealized appreciation/(depreciation) on
     investments..........................................   (5,308,039)   (2,438,307)    --            --          (7,746,346)
                                                           ------------  ------------    ---     ---------        ------------

Net Realized and Unrealized Gains/(Losses) on
  Investments.............................................  (33,794,088)  (16,290,559)    --            --         (50,084,647)
                                                           ============  ============    ===     =========        ============
Change in Net Assets Resulting from Operations............ $(32,202,622) $(15,314,157)   $--     $ 701,036        $(46,815,743)
                                                           ============  ============    ===     =========        ============


/A/ Based on contract in effect for the surviving AZL Moderate Index Strategy Fund.


/B/ Decrease due to the elimination of duplicative expenses achieved by merging the funds.

/C/ Estimated reorganization fees and expenses that are to be paid by the funds are $135,500. These amounts have not been included in the ProForma Adjustments, as such expenses are non-recurring in nature and are not expected to be incurred in ongoing operations.

         See accompanying notes to the Pro Forma financial statements.

                                      55
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL Moderate Index Strategy Fund
Pro Forma Notes to Combining Financial Statements
December 31, 2008 (Unaudited)

1. DESCRIPTION OF THE FUND:

The AZL Moderate Index Strategy Fund, ("Moderate Index") a series of the Allianz Variable Insurance Products Fund of Funds Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company established as a Delaware statutory trust.

The Trust is authorized to issue an unlimited number of shares of the Moderate Index without par value. Shares of the Moderate Index are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Moderate Index Strategy Fund. In addition, in the normal course of business, the Moderate Index may enter into contracts with its vendors and others that provide for general indemnifications. The Moderate Index's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Moderate Index Strategy Fund. However, based on experience, the Moderate Index expects that risk of loss to be remote.

The pro forma adjustments and pro forma combined columns of the Statement of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the Moderate Index, AZL TargetPLUS Growth ("TargetPLUS Growth Fund") and AZL TargetPLUS Moderate ("TargetPLUS Moderate Fund") Funds were combined for the twelve month period ended December 31, 2008. Manager, administration and 12b-1(Distribution) fees in the pro forma combined column are calculated at the rates in effect for the Moderate Index based upon the combined net assets of the corresponding Moderate Index, TargetPLUS Growth Fund and TargetPLUS Moderate Fund. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

2. BASIS OF COMBINATION:

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the TargetPLUS Growth Fund and TargetPLUS Moderate Fund a series of the Allianz Variable Insurance Products Trust ("VIP Trust"), by the Moderate Index as if such acquisition had taken place as of January 1, 2008. Under the terms of the Plan of Reorganization, the combination of Moderate Index, TargetPLUS Growth Fund and TargetPLUS Moderate Fund will be accounted for by the method of accounting for taxable mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of the TargetPLUS Growth Fund and TargetPLUS Moderate Fund in exchange for shares of Moderate Index at the December 31, 2008 net asset value.
The Statement of Assets and Liabilities and the related Statement of Operations of the TargetPLUS Growth Fund, TargetPLUS Moderate Fund and Moderate Index have been combined as of and for the twelve month period ended December 31, 2008. Following the acquisition, the Moderate Index will be the accounting survivor. In accordance with U.S. generally accepted accounting principles ("GAAP"), the cost of investment securities in the TargetPLUS Growth Fund and TargetPLUS Moderate Fund will be carried forward to the Moderate Index at the fair market value on the merger date.


                                      56
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

The assets of the Moderate Index will consist of investments in the underlying affiliated investment companies as follows:

   .   AZL Enhanced Bond Index Fund

   .   AZL S&P 500 Index Fund

   .   AZL Mid Cap Index Fund

   .   AZL Small Cap Stock Index Fund

   .   AZL International Index Fund

Based on the investment strategy of using a fund-of-funds approach by the Moderate Index in achieving its investment objective as opposed to direct investments in equity and debt securities, all investments owned by the TargetPLUS Growth Fund and TargetPLUS Moderate Fund as of December 31, 2008, as reflected on the accompanying pro forma combined schedule of investments, will be sold prior to the merger date. These sales will result in additional realized gains and losses which, when combined with the existing net realized gains and losses of the TargetPLUS Growth Fund and TargetPLUS Moderate Fund, may require a distribution prior to the merger date to the shareholders of the fund. Net realized gain distributions generally do not have a tax impact to the shareholders of the fund.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Moderate Index. TargetPLUS Growth Fund and TargetPLUS Moderate Fund included in their respective annual report dated December 31, 2008.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the TargetPLUS Growth Fund and TargetPLUS Moderate Fund by the Moderate Index had taken place as of January 1, 2008.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Moderate Index in the preparation of its financial statements. The policies conform to GAAP. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation

Effective January 1, 2008, the Trust adopted Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." There was no impact to the Moderate Index Strategy Funds' net assets or results of operations upon adoption. SFAS No.157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Investments in other investment companies are valued at their published net asset value. Security prices are generally provided by an independent third party pricing service approved by the Trust's Board of Trustees ("Trustees") as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

                                      57
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Moderate Index distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Moderate Index is charged directly to the Moderate Index Strategy Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds of the Trust based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Trust and VIP Trust based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the "Manager"), serves as the investment manager for the Trust and the VIP Trust.

4. MANAGER FEES:

Allianz Investment Management LLC ("the Manager") provides investment advisory and management services for the AZL TargetPLUS Growth Fund and AZL TargetPLUS Moderate Fund. The Manager has retained two money management organizations (the "Subadvisers") First Trust Advisors L.P. ("First Trust") which is independent of the Manager, and Pacific Investment Management Company LLC ("PIMCO") which is an affiliate of the Manager, to make investment decisions on behalf of the AZL TargetPLUS Growth Fund and AZL TargetPLUS Moderate Fund. Pursuant to separate amended and

                                      58
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information
restated subadvisory agreements between the Manager and First Trust and between the Manager and PIMCO, First Trust and PIMCO provide investment advisory services as the Subadvisers for the AZL TargetPLUS Growth Fund and AZL TargetPLUS Moderate Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the AZL TargetPLUS Growth Fund and AZL TargetPLUS Moderate Fund. Expenses incurred by the AZL TargetPLUS Growth Fund and AZL TargetPLUS Moderate Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadvisers are entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the AZL TargetPLUS Growth Fund and AZL TargetPLUS Moderate Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the AZL TargetPLUS Growth Fund and AZL TargetPLUS Moderate Fund, through April 30, 2010. The annual expense of the AZL TargetPLUS Growth Fund and AZL TargetPLUS Moderate Fund is 0.89%. For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:


                                              Annual Rate Expense Limit
                                              ----------- -------------
AZL TargetPLUS Growth Fund...................    0.52%        0.89%

                                              Annual Rate Expense Limit
                                              ----------- -------------
AZL TargetPLUS Moderate Fund.................    0.52%        0.89%


The Manager provides investment advisory and management services for the AZL Moderate Index Strategy Fund. The Manager has contractually agreed to waive fees and reimburse the AZL Moderate Index Strategy Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the AZL Moderate Index Strategy Fund, through April 30, 2010. Expenses incurred are reflected on the Statement of Operations as "Manager fees." The annual expense limit of the AZL Moderate Index Strategy Fund is 0.20%. For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:


                                              Annual Rate Expense Limit
                                              ----------- -------------
AZL Moderate Index Strategy Fund.............    0.05%        0.20%

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the AZL Moderate Index Strategy Fund invests. At December 31, 2009 these underlying funds will be noted as Affiliated Investment Companies in the Fund's Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services.

5. CAPITAL SHARES:

The pro forma net asset value per share assumes the issuance of shares of the Moderate Index that would have been issued at December 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of TargetPLUS Growth Fund and TargetPLUS Moderate Fund, as of December 31, 2008, divided by the net asset value per share of the shares of Moderate Index as of December 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2008:

                                      59
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

                                                                       TOTAL
                                                                    OUTSTANDING
                                 Shares of Moderate  SHARES ASSUMED   SHARES
                                 Index Strategy Fund   ISSUED IN       POST-
 Capital Shares                   PRE- COMBINATION   REORGANIZATION COMBINATION
 --------------                  ------------------- -------------- -----------
 Shares of Beneficial Interest..         --            11,998,451   11,998,451

                               Moderate Index Strategy TargetPLUS Growth  TargetPLUS
                                        Fund                 Fund        Moderate Fund  Adjustment   Pro Forma Combined
                               ----------------------- ----------------- ------------- ------------  ------------------
Net Assets....................         $   --             $66,305,422     $53,814,586  $   (135,500)    $119,984,508
                                       ------             -----------     -----------  ------------     ------------
Net Asset Value Per Share.....         $10.00             $      6.02     $      6.79            --     $      10.00
Shares Outstanding............             --              11,014,322       7,920,378   (6,9,36,249)      11,998,451

6. INVESTMENT VALUATION SUMMARY:

The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

   .   Level 1--quoted prices in active markets for identical assets

   . Level 2 --other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments

   . Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund's investments based upon three levels defined above:

                                                              Securities Sold
                                                                 Short and
                                                  Investment  Written Options Other Financial
Valuation Inputs                                 Securities ^        ^        Instruments* ^
----------------                                 ------------ --------------- ---------------
Level 1 -- Quoted Prices........................ $ 71,962,538    $      --      $  528,208
Level 2 -- Other Significant Observable Inputs..   66,300,644     (947,889)      (-581,199)
Level 3 -- Significant Unobservable Inputs......           --           --              --
                                                 ------------    ---------      ----------
Total........................................... $138,263,182    $(947,889)     $  (52,991)
                                                 ============    =========      ==========

                                     60
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

* Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements, but excluding written options. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

^ Due to the different investment strategy employed by the AZL Moderate Index Strategy Fund in achieving its investment objective, it is anticipated that all of the investments of AZL TargetPLUS Growth Fund and AZL TargetPLUS Moderate Fund will be sold by the merger date. See Notes 1 and 2 to the Pro Forma Notes to Combining Financial Statements.


The foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the funds from buying or selling securities in the normal course of such fund's business and operations.

7. FEDERAL INCOME TAX INFORMATION:

It is the Moderate Index's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund's net assets or results of operations for the period ended December 31, 2008.

                                      61
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

                                                             AZL       AZL PIMCO
AZL S&P 500 Index Fund                                   First Trust  Fundamental       AZL
Pro Forma                                  AZL S&P 500     Target      IndexPLUS     TargetPLUS
Statements of Assets and Liabilities          Index      Double Play  Total Return     Equity      Pro Forma    Pro Forma
December 31, 2008 (Unaudited)                 Fund          Fund          Fund          Fund      Adjustments   Combined
------------------------------------      ------------  ------------  ------------  ------------  ----------- -------------
Assets:
Investment securities, at cost........... $305,320,894  $ 57,998,588  $153,045,872  $ 63,419,825   $     -- ^ $ 579,785,179
                                          ============  ============  ============  ============   =========  =============
Investment securities, at value.......... $256,253,089  $ 56,164,818  $148,457,344  $ 56,647,086          --  $ 517,522,337
Repurchase agreements, at
  value/cost.............................           --            --     7,300,000            --          --      7,300,000
Cash.....................................        5,234            --           435            --          --          5,669
Segregated cash for collateral...........           --            --       613,000            --          --        613,000
Interest and dividends receivable........      526,868       131,879       514,561       172,435          --      1,345,743
Foreign currency, at value (cost
  $708,668)..............................           --            --       709,420            --          --        709,420
Unrealized appreciation on interest rate
  swaps..................................           --            --     1,330,076            --          --      1,330,076
Unrealized appreciation on total return
  swaps..................................           --            --     2,774,600            --          --      2,774,600
Unrealized appreciation on credit
  default swaps..........................           --            --         3,356            --          --          3,356
Swaps premium paid.......................           --            --       670,999            --          --        670,999
Receivable for capital shares issued.....       76,148       116,346         6,794       324,842          --        524,130
Receivable for investments sold..........   30,411,237            --     7,455,051            --          --     37,866,288
Unrealized appreciation for forward
  foreign currency contracts.............           --            --        97,153            --          --         97,153
Receivable from Manager..................        3,083            --            --            --          --          3,083
Receivable for variation margin on
  futures contracts......................      119,831            --            --            --          --        119,831
Prepaid expenses.........................        5,026         1,513         1,676         1,476          --          9,691
                                          ------------  ------------  ------------  ------------   ---------  -------------
   Total Assets..........................  287,400,516    56,414,556   169,934,465    57,145,839          --    570,895,376
                                          ------------  ------------  ------------  ------------   ---------  -------------
Liabilities:
Unrealized depreciation on forward
  foreign currency contracts.............           --            --       332,615         3,515          --        336,130
Unrealized depreciation on interest rate
  swaps..................................           --            --     5,551,167            --          --      5,551,167
Unrealized depreciation on credit
  default swaps..........................           --            --     1,033,243            --          --      1,033,243
Unrealized depreciation on total return
  swaps..................................           --            --     1,722,400            --          --      1,722,400
Swaps premium received...................           --            --     1,147,103            --          --      1,147,103
Payable for investments purchased........      403,172            --    92,929,838       355,855          --     93,688,865
Payable for capital shares redeemed......   30,126,081           534        23,796            53          --     30,150,464
Written options (Premium received
  $279,965)..............................           --            --     1,050,171            --          --      1,050,171
Payable for variation margin on futures
  contracts..............................           --            --       195,657            --          --        195,657
Manager fees payable.....................           --        16,380        20,722         8,901          --         46,003
Administration fees payable..............        8,865         2,214         2,518         2,224          --         15,821
Distribution fees payable................       42,297        11,067        12,598        11,127          --         77,089
Administrative and compliance
  services fees payable..................        1,097           871           984           837          --          3,789
Reorganization fees payable /(A)/........           --            --            --            --     179,000        179,000
Other accrued liabilities................        8,957        11,268        10,192        17,976          --         48,393
                                          ------------  ------------  ------------  ------------   ---------  -------------
   Total Liabilities.....................   30,590,469        42,334   104,033,004       400,488     179,000    135,245,295
                                          ------------  ------------  ------------  ------------   ---------  -------------
Net Assets............................... $256,810,047  $ 56,372,222  $ 65,901,461  $ 56,745,351   $(179,000) $ 435,650,081
                                          ============  ============  ============  ============   =========  =============
Net Assets Consist of:
   Capital............................... $333,087,948  $113,528,828  $ 73,931,112  $107,712,190   $      --  $ 628,260,078
   Accumulated net investment
     income/(loss).......................    1,857,839     1,833,668       114,392     2,081,954    (179,000)     5,887,853
   Accumulated net realized gains/
     (losses) from investment
     transactions........................  (29,275,941)  (57,156,504)     (919,297)  (46,272,730)         --   (133,624,472)

                                      62
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

                                                              AZL       AZL PIMCO
AZL S&P 500 Index Fund                                    First Trust  Fundamental      AZL
Pro Forma                                    AZL S&P 500    Target      IndexPLUS    TargetPLUS
Statements of Assets and Liabilities            Index     Double Play  Total Return    Equity     Pro Forma     Pro Forma
December 31, 2008 (Unaudited)                   Fund         Fund          Fund         Fund     Adjustments    Combined
------------------------------------        ------------  -----------  ------------ -----------  -----------  ------------
   Net unrealized appreciation/
     (depreciation) on investments.........  (48,859,799)  (1,833,770)  (7,224,746)  (6,776,063)          --   (64,694,378)
                                            ------------  -----------  -----------  -----------  -----------  ------------
Net Assets................................. $256,810,047  $56,372,222  $65,901,461  $56,745,351  $  (179,000) $435,650,081
                                            ============  ===========  ===========  ===========  ===========  ============
Class 1
Net Assets................................. $ 11,157,643  $   170,987  $   330,096  $    57,027  $      (558) $ 11,715,195
Shares of beneficial interest (unlimited
  number of shares/(B)/ authorized, no par
  value)...................................    1,811,687       34,516       54,614       10,478       (9,074)    1,902,221
Net Asset Value (offering and redemption
  price per share)/(B)/.................... $       6.16  $      4.95  $      6.04  $      5.44  $        --  $       6.16
                                            ============  ===========  ===========  ===========  ===========  ============
Class 2
Net Assets................................. $245,652,404  $56,201,235  $65,571,365  $56,688,324  $  (178,442) $423,934,886
Shares of beneficial interest (unlimited
  number of shares authorized, no par
  value) /(B)/.............................   39,954,337   11,344,815   10,848,594   10,415,127   (3,610,936)   68,951,937
Net Asset Value (offering and redemption
  price per share) /(B)/................... $       6.15  $      4.95  $      6.04  $      5.44  $        --  $       6.15
                                            ============  ===========  ===========  ===========  ===========  ============


^ Due to the different investment strategy employed by the S&P 500 Index Fund in achieving its investment objective, it is anticipated that substantially all of the investments of the First Trust Target Double Play Fund, PIMCO Fundamental IndexPLUS Total Return Fund and TargetPLUS Equity Fund will be sold by the merger date. See Notes 1 and 2 to the Pro Forma Notes to Combining Financial Statements.


/(A)/ Represents the estimated reorganization fees and expenses that are to be expected to be paid by the Funds.

/(B)/ Shares of the AZL First Trust Target Double Play Fund, AZL PIMCO
      Fundamental IndexPLUS Total Return Fund and AZL TargetPLUS Equity Fund are exchanged for new shares of the AZL S&P 500 Index Fund.

         See accompanying notes to the Pro Forma financial statements.

                                      63
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL S&P 500 Index Fund                                  AZL First    AZL PIMCO
Pro Forma                                                 Trust     Fundamental       AZL
Statements of Operations                 AZL S&P 500  Target Double  IndexPLUS     TargetPLUS
For the Twelve Months Ended                 Index         Play      Total Return     Equity         Pro Forma       Pro Forma
December 31, 2008 (Unaudited)               Fund          Fund          Fund          Fund         Adjustments      Combined
-----------------------------           ------------  ------------- ------------  ------------  -----------       -------------
Investment Income:
Interest............................... $     14,039  $      9,498  $  4,456,741  $      6,982  $        --       $   4,487,260
Dividends..............................    2,230,918     2,124,453        43,019     2,525,060           --           6,923,450
Income from securities lending.........        7,666       311,783         7,018       177,088           --             503,555
                                        ------------  ------------  ------------  ------------  -----------       -------------
   Total Investment Income.............    2,252,623     2,445,734     4,506,778     2,709,130           --          11,914,265
                                        ------------  ------------  ------------  ------------  -----------       -------------
Expenses:
Manager fees...........................      136,767       472,209       561,138       468,524   (1,108,673)/(A)/       529,965
Administration fees....................       37,256        35,115        33,513        34,822           --             140,706
Distribution fees-Class 2..............      191,859       197,141       187,046       195,552           --             771,598
Accounting agent fees..................           --            --        38,382            --      (38,382)/(B)/            --
Custodian fees.........................       63,102        33,830        59,605       101,563     (209,600)/(B)/        48,500
Administrative and compliance services
  fees.................................        2,790         3,284         3,232         1,061           --              10,367
Trustees' fees.........................        7,169         6,643         6,446         6,788           --              27,046
Professional fees......................       10,933        11,950        11,330        12,677       (6,000)/(B)/        40,890
Shareholder reports....................        9,936         8,531         3,948         7,951       (3,000)/(B)/        27,366
Interest expense.......................           --            --         1,281            --       (1,281)/(B)/            --
Interest expense on cash overdraft.....       14,505         9,840        10,103         7,501           --              41,949
Reorganization fees payable /(C)/......           --            --            --            --           --                  --
Other expenses.........................       34,504         3,481         4,649        24,943           --              67,577
                                        ------------  ------------  ------------  ------------  -----------       -------------
   Total expenses before reductions....      508,821       782,024       920,673       861,382   (1,366,936)          1,705,964
   Less expenses waived/reimbursed by
     the Manager.......................     (109,374)     (149,220)      (11,468)     (235,937)     318,404/(A)/       (187,595)
   Less expenses paid indirectly.......           --       (20,738)           --       (14,704)          --             (35,442)
                                        ------------  ------------  ------------  ------------  -----------       -------------
   Net Expenses........................      399,447       612,066       909,205       610,741   (1,048,532)          1,482,927
                                        ------------  ------------  ------------  ------------  -----------       -------------
Net Investment Income/(Loss)...........    1,853,176     1,833,668     3,597,573     2,098,389    1,048,532          10,431,338
                                        ------------  ------------  ------------  ------------  -----------       -------------
Realized and Unrealized Gains/
  (Losses) on Investments:
Net realized gains/(losses) on
  securities and foreign currency
  transactions.........................  (28,445,622)  (54,474,768)    2,065,213   (44,246,438)          --        (125,101,615)
Net realized gains/(losses) on swap
  agreements...........................           --            --   (38,672,880)           --           --         (38,672,880)
Net realized gains/(losses) on futures
  transactions.........................     (468,657)           --     2,360,881            --           --           1,892,224
Net realized gains/(losses) on options
  transactions.........................           --            --       378,193            --           --             378,193
Change in unrealized appreciation/
  (depreciation) on investments........  (48,613,597)   (3,354,038)   (9,190,624)   (6,693,121)          --         (67,851,380)
                                        ------------  ------------  ------------  ------------  -----------       -------------

                                      64
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL S&P 500 Index Fund                               AZL First    AZL PIMCO
Pro Forma                                              Trust     Fundamental       AZL
Statements of Operations              AZL S&P 500  Target Double  IndexPLUS     TargetPLUS
For the Twelve Months Ended              Index         Play      Total Return     Equity      Pro Forma    Pro Forma
December 31, 2008 (Unaudited)            Fund          Fund          Fund          Fund      Adjustments   Combined
-----------------------------        ------------  ------------- ------------  ------------  ----------- -------------
Net Realized and Unrealized Gains/
  (Losses) on Investments...........  (77,527,876)  (57,828,806)  (43,059,217)  (50,939,559)         --   (229,355,458)
                                     ============  ============  ============  ============  ==========  =============
Change in Net Assets Resulting from
  Operations........................ $(75,674,700) $(55,995,138) $(39,461,644) $(48,841,170) $1,048,532  $(218,924,120)
                                     ============  ============  ============  ============  ==========  =============


/A/  Based on contract in effect for the surviving AZL S&P 500 Index Fund.


/B/ Decrease due to the elimination of duplicative expenses achieved by merging the funds.

/C/ Estimated reorganization fees and expenses that are to be paid by the Funds are $179,000. These amounts have not been included in the Pro Forma estimates, as such expenses are non-recurring in nature are not expected to be incurred in ongoing operations.

         See accompanying notes to the Pro Forma financial statements.

                                      65
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL S&P 500 Index Fund
Pro Forma Notes to Combining Financial Statements
December 31, 2008 (Unaudited)

1. DESCRIPTION OF THE FUND:

The AZL S&P 500 Index Fund, ("S&P Fund") a series of the Allianz Variable Insurance Products Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end investment company established as a Delaware statutory trust.

The Trust is authorized to issue an unlimited number of shares of the S&P Fund without par value. The Trust is authorized to offer Class 1 and Class 2 shares of the Fund. Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Service Plan and voting rights on matters affecting a single class of shares. Shares of the S&P Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the S&P Fund. In addition, in the normal course of business, the S&P Fund may enter into contracts with its vendors and others that provide for general indemnifications. The S&P Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the S&P Fund. However, based on experience, the S&P Fund expects that risk of loss to be remote.

The pro forma adjustments and pro forma combined columns of the Statement of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the S&P and the AZL PIMCO Fundamental IndexPLUS Total Return ("PIMCO Fund"), AZL TargetPLUS Equity ("TP Equity Fund") and AZL First Trust Target Double Play ("Target Double Play Fund") Funds were combined for the twelve month period ended December 31, 2008. Manager, administration and 12b-1 fees in the pro forma combined column are calculated at the projected rates in effect for the S&P Fund based upon the combined net assets of the corresponding the S&P Fund and the PIMCO Fund, TP Equity Fund and Target Double Play Fund. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

2. BASIS OF COMBINATION:

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the PIMCO Fund, TP Equity Fund and Target Double Play Fund a series of the Trust, by the S&P Fund as if such acquisition had taken place as of January 1, 2008. Under the terms of the Plan of Reorganization, the combination of S&P Fund, TP Equity Fund and Target Double Play Fund will be accounted for by the method of accounting for tax-free mergers of investment companies, whereas the combination of the S&P Fund and the PIMCO Fund will be accounted for as a taxable merger. The acquisition would be accomplished by an acquisition of the net assets of PIMCO Fund, TP Equity Fund and Target Double Play Fund in exchange for shares of S&P Fund at the December 31, 2008 net asset value.

The statement of assets and liabilities and the related statement of operation of PIMCO Fund, TP Equity Fund, Target Double Play Fund and S&P Fund have been combined as of and for the twelve month period ended December 31, 2008. Following the acquisition, the S&P Fund will be the accounting survivor. In

                                      66
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information
accordance with U.S. generally accepted accounting principles ("GAAP"), the historical cost of investment securities in the TP Equity Fund and Target Double Play Fund will be carried forward to the S&P Fund (whereas the cost basis for investment securities in the PIMCO Fund that are carried forward to the S&P Fund will be the fair market value on the merger date) and the results of operations for pre-combination periods of the S&P Fund will not be restated.

The S&P Fund pursues its investment objective through a passive investment strategy to normally invest in all 500 stocks in proportion to their weighting in the S&P 500 Index, as opposed to the investment strategies employed by the PIMCO Fund, TP Equity Fund and Target Double Play Fund. As a result, all, or substantially all, of the investments owned by the PIMCO Fund, TP Equity Fund and Target Double Play Fund as of December 31, 2008, as reflected on the accompanying pro forma combined schedule of investments, are expected to be sold prior to the merger date. These sales will result in additional realized gains and losses which, when combined with the existing net realized gains and losses of the applicable funds, may require a distribution prior to the merger date to the shareholders of the respective funds. Net realized gain distributions generally do not have a tax impact to the shareholders of the funds.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of S&P Fund and PIMCO Fund, TP Equity Fund, Target Double Play Fund included in their respective annual report dated December 31, 2008.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of PIMCO Fund, TP Equity Fund and Target Double Play Fund by the S&P Fund had taken place as of January 1, 2008.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the S&P Fund in the preparation of its financial statements. The policies conform to GAAP. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Effective January 1, 2008, the Fund's adopted Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." There was no impact to the Fund's net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust's Board of Trustees ("Trustees") as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

                                      67
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees ("Trustees") or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

                                      68
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The S&P Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

                                      69
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Expense Allocation

Expenses directly attributable to the S&P Fund are charged directly to the S&P Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the "Manager"), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Securities Lending

To generate additional income, the S&P Fund may lend up to 33/1/3/% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The S&P Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the S&P Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Funds of the Trust will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the S&P Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as "Expenses paid indirectly" on the Statement of Operations.

4. MANAGER FEES:

Allianz Investment Management LLC ("the Manager") provides investment advisory and management services for the AZL S&P 500 Index Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the AZL S&P 500 Index Fund. Pursuant to a subadvisory agreement between the Manager and the Dreyfus Corporation ("Dreyfus"), Dreyfus provides investment advisory services as the Subadviser for the AZL S&P 500 Index Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the AZL S&P 500 Index Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the AZL S&P 500 Index Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the AZL S&P 500 Index Fund, through April 30, 2010. The annual expense limit of the Class 1 is 0.24% and Class 2 is 0.49%.


                                      70
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

                                       Annual Rate Expense Limit
                                       ----------- -------------
AZL S&P 500 Index Fund Class 1........    0.17%        0.24%
AZL S&P 500 Index Fund Class 2........    0.17%        0.49%


The Manager provides investment advisory and management services for the AZL PIMCO Fundamental IndexPLUS Total Return Fund. The Manager has retained an affiliated money management organization (the "Subadviser") to make investment decisions on behalf of the AZL PIMCO Fundamental IndexPLUS Total Return Fund. Pursuant to an amended and restated subadvisory agreement between the Manager and Pacific Investment Management Company LLC ("PIMCO"), PIMCO provides investment advisory services as the Subadviser for the AZL PIMCO Fundamental IndexPLUS Total Return Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the AZL PIMCO Fundamental IndexPLUS Total Return Fund. Expenses incurred are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the AZL PIMCO Fundamental IndexPLUS Total Return Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the AZL PIMCO Fundamental IndexPLUS Total Return Fund, through April 30, 2010. The annual expense limit of the AZL PIMCO Fundamental IndexPLUS Total Return Fund is 1.20%.


For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

                                       Annual Rate Expense Limit
                                       ----------- -------------
AZL PIMCO Fundamental IndexPLUS Total
  Return Fund.........................    0.75%        1.20%


The Manager provides investment advisory and management services for the AZL TargetPLUS Equity Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the AZL TargetPLUS Equity Fund. Pursuant to an amended and restated subadvisory agreement between the Manager and First Trust Advisors L.P. ("First Trust"), First Trust provides investment advisory services as the Subadviser for the AZL TargetPLUS Equity Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the AZL TargetPLUS Equity Fund. Expenses incurred are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the AZL TargetPLUS Equity Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the AZL TargetPLUS Equity Fund, through April 30, 2010. The annual expense limit of the AZL TargetPLUS Equity Fund is 0.79%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

                                       Annual Rate* Expense Limit
                                       ------------ -------------
AZL TargetPLUS Equity Fund............     0.60%        0.79%

* The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.45% through April 30, 2010.

                                      71
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

The Manager provides investment advisory and management services for the AZL First Trust Target Double Play Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the AZL First Trust Target Double Play Fund. Pursuant to an amended and restated subadvisory agreement between the Manager and First Trust Advisors L.P. ("First Trust"), First Trust provides investment advisory services as the Subadviser for the AZL First Trust Target Double Play Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the AZL First Trust Target Double Play Fund. Expenses incurred by the AZL First Trust Target Double Play Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the AZL First Trust Target Double Play Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the AZL First Trust Target Double Play Fund, through April 30, 2010. The annual expense limit of the AZL First Trust Target Double Play Fund is 0.79%.


For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

                                              Annual Rate* Expense Limit
                                              ------------ -------------
AZL First Trust Target Double Play Fund......     0.60%        0.79%

* The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.45% through April 30, 2010.

5. CAPITAL SHARES:

The pro forma net asset value per share assumes the issuance of shares of the S&P Fund that would have been issued at December 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of PIMCO Fund, TP Equity Fund and Target Double Play Fund as of December 31, 2008, divided by the net asset value per share of the shares of S&P Fund as of December 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2008:


                                           SHARES OF                      TOTAL
                                            S&P 500   SHARES ASSUMED   OUTSTANDING
                                           INDEX FUND   ISSUED IN         SHARES
Capital Shares                         PRE-COMBINATION REORGANIZATION POST-COMBINATION
--------------                             ---------- -------------- ----------------
Shares of Beneficial Interest, Class 1....  1,811,687       90,534       1,902,221
Shares of Beneficial Interest, Class 2.... 39,954,337   28,997,600      68,951,937


                                      72
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

                                        PIMCO Fundamental
                          Target Double  IndexPLUS Total  TargetPLUS  S&P 500 Index               Pro Forma
                            Play Fund      Return Fund    Equity Fund     Fund       Adjustment   Combined
                          ------------- ----------------- ----------- ------------- -----------  ------------
Net Assets, Class 1......  $   170,987     $   330,096    $    57,027 $ 11,157,643  $      (558) $ 11,715,195
                           -----------     -----------    ----------- ------------  -----------  ------------
Net Assets, Class 2......  $56,201,235     $65,571,365    $56,688,324 $245,652,404  $  (178,442) $423,934,886
                           -----------     -----------    ----------- ------------  -----------  ------------
TOTAL....................  $56,372,222     $65,901,461    $56,745,351 $256,810,047  $  (179,000) $435,650,081
                           -----------     -----------    ----------- ------------  -----------  ------------
Net Asset Value Per
  Share, Class 1.........  $        --     $        --    $        -- $       6.16           --  $       6.16
                           -----------     -----------    ----------- ------------  -----------  ------------
Net Asset Value Per
  Share, Class 2.........  $      4.95     $      6.04    $      5.44 $       6.15           --  $       6.15
Shares Outstanding,
  Class 1................       34,516          54,614         10,478    1,811,687       (9,074)    1,902,221
Shares Outstanding,
  Class 2................   11,344,815      10,848,594     10,415,127   39,954,337   (3,610,936)   68,951,937

6. INVESTMENT VALUATION SUMMARY:

The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

*   Level 1 -- quoted prices in active markets for identical assets

* Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

* Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

                                      73
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Funds' investments based upon three levels defined above:

                                                                Securities Sold      Other
                                                   Investment      Short and       Financial
Valuation Inputs                                   Securities^  Written Options^ Instruments*^
----------------                                   ------------ ---------------- -------------
Level 1 - Quoted Prices........................... $360,900,994   $   (12,376)    $ 2,777,007
Level 2 - Other Significant Observable Inputs.....  162,571,343    (1,037,795)     (4,437,755)
Level 3 - Significant Unobservable Inputs.........           --            --              --
                                                   ------------   -----------     -----------
Total............................................. $524,822,337   $(1,050,171)    $(1,660,748)
                                                   ============   ===========     ===========


* Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements, but excluding written options. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

^ Due to the different investment strategy employed by the S&P 500 Index Fund in achieving its investment objective, it is anticipated that substantially all of the investments of the First Trust Target Double Play Fund, PIMCO Fundamental IndexPLUS Total Return Fund and TargetPLUS Equity Fund will be sold by the merger date. See Notes 1 and 2 to the Pro Forma Notes to Combining Financial Statements.


The foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the funds from buying or selling securities in the normal course of such fund's business and operations.

7. FEDERAL INCOME TAX INFORMATION:

It is the S&P Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund's net assets or results of operations for the period ended December 31, 2008.

                                      74
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

                                                                                        AZL Van
AZL Van Kampen Global Franchise Fund                                                    Kampen
Pro Forma                                                                   AZL         Global
Statements of Assets and Liabilities                                    Oppenheimer    Franchise    Pro Forma     Pro Forma
December 31, 2008 (Unaudited)                                           Global Fund      Fund      Adjustments    Combined
------------------------------------                                   ------------  ------------  -----------  ------------
Assets:
Investment securities, at cost........................................ $126,168,331  $233,203,212  $        --  $359,371,543
                                                                       ============  ============  ===========  ============
Investment securities, at value....................................... $ 98,117,188  $205,570,121  $        --  $303,687,309
Interest and dividends receivable.....................................      129,386       258,633           --       388,019
Foreign currency, at value (cost $275,355)............................           --       279,183           --       279,183
Receivable for capital shares issued..................................       10,938       210,084           --       221,022
Receivable for investments sold.......................................        9,296            --           --         9,296
Unrealized appreciation for forward foreign currency contracts........           --     1,026,696           --     1,026,696
Reclaim receivable....................................................      142,602       385,830           --       528,432
Prepaid expenses......................................................        2,843         5,849           --         8,692
                                                                       ------------  ------------  -----------  ------------
   Total Assets.......................................................   98,412,253   207,736,396           --   306,148,649
                                                                       ------------  ------------  -----------  ------------
Liabilities:
Foreign currency cash overdraft (cost $317,997).......................      317,997            --           --       317,997
Payable for investments purchased.....................................      260,949       112,737           --       373,686
Payable for capital shares redeemed...................................       24,523            --           --        24,523
Manager fees payable..................................................       62,734       157,641           --       220,375
Administration fees payable...........................................        3,919         8,530           --        12,449
Distribution fees payable.............................................       19,604        42,640           --        62,244
Administrative and compliance services fees payable...................        1,567         3,105           --         4,672
Reorganization fees payable /(A)/.....................................           --            --      146,500       146,500
Other accrued liabilities.............................................       28,639        60,734           --        89,373
                                                                       ------------  ------------  -----------  ------------
   Total Liabilities..................................................      719,932       385,387      146,500     1,251,819
                                                                       ------------  ------------  -----------  ------------
Net Assets............................................................ $ 97,692,321  $207,351,009  $  (146,500) $304,896,830
                                                                       ============  ============  ===========  ============
Net Assets Consist of:
   Capital............................................................ $138,250,641  $228,958,018  $        --  $367,208,659
   Accumulated net investment income/(loss)...........................    1,872,504    16,646,192     (146,500)   18,372,196
   Accumulated net realized gains/(losses) from investment
     transactions.....................................................  (14,388,595)  (11,684,307)          --   (26,072,902)
   Net unrealized appreciation/(depreciation) on investments..........  (28,042,229)  (26,568,894)          --   (54,611,123)
                                                                       ------------  ------------  -----------  ------------
Net Assets............................................................ $ 97,692,321  $207,351,009  $  (146,500) $304,896,830
                                                                       ============  ============  ===========  ============
Shares of beneficial interest (unlimited number of shares authorized,
  no par value) /(B)/.................................................   11,910,120    16,239,080   (4,270,558)   23,878,642
Net Asset Value (offering and redemption price per share) /(B)/....... $       8.20  $      12.77           --  $      12.77
                                                                       ============  ============  ===========  ============

/(A)/ Represents the estimated reorganization fees and expenses that are to be expected to be paid by the Funds.

/(B)/ Shares of the AZL Oppenheimer Global Fund are exchanged for new shares of the AZL Van Kampen Global Franchise Fund.

         See accompanying notes to the Pro Forma financial statements.

                                      75
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL Van Kampen Global Franchise Fund                                              AZL Van
Pro Forma                                                                         Kampen
Statements of Operations                                              AZL         Global
For the Year Ended December 31, 2008                              Oppenheimer    Franchise       Pro Forma       Pro Forma
(Unaudited)                                                       Global Fund      Fund         Adjustments      Combined
------------------------------------                             ------------  -------------  --------------   -------------
Investment Income:
Interest........................................................ $     21,946  $      33,855   $      --       $      55,801
Dividends.......................................................    4,222,839     11,962,378          --          16,185,217
Income from securities lending..................................      203,439        173,173          --             376,612
Foreign withholding tax.........................................     (310,750)      (912,984)         --          (1,223,734)
                                                                 ------------  -------------   ---------       -------------
   Total Investment Income......................................    4,137,474     11,256,422          --          15,393,896
                                                                 ------------  -------------   ---------       -------------
Expenses:
Manager fees....................................................    1,434,256      2,970,244     82,281 /(A)/      4,486,781
Administration fees.............................................       70,730        139,073          --             209,803
Distribution fees...............................................      398,404        781,643          --           1,180,047
Custodian fees..................................................      150,292        113,963    (157,355)/(B)/       106,900
Administrative and compliance services fees.....................        6,488         12,594          --              19,082
Trustees' fees..................................................       13,691         27,608          --              41,299
Professional fees...............................................       27,115         53,470     (20,488)/(B)/        60,097
Shareholder reports.............................................       35,594         51,499     (12,000)/(B)/        75,093
Interest expense on cash overdraft..............................       22,822         23,791          --              46,613
Reorganization fees /(C)/.......................................           --             --          --                  --
Other expenses..................................................       29,969         33,308     (15,300)/(B)/        47,977
                                                                 ------------  -------------   ---------       -------------
   Total expenses before reductions.............................    2,189,361      4,207,193    (122,862)          6,273,692
   Less expenses waived/reimbursed by the Manager...............     (159,359)      (162,826)       (107)/(A)/      (322,292)
   Less expenses paid indirectly................................           --           (384)         --                (384)
                                                                 ------------  -------------   ---------       -------------
   Net Expenses.................................................    2,030,002      4,043,983    (122,969)          5,951,016
                                                                 ------------  -------------   ---------       -------------
Net Investment Income/(Loss)....................................    2,107,472      7,212,439     122,969           9,442,880
                                                                 ------------  -------------   ---------       -------------
Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency
  transactions..................................................  (12,964,785)      (165,354)         --         (13,130,139)
Change in unrealized appreciation/(depreciation) on investments.  (69,842,558)  (114,813,305)         --        (184,655,863)
                                                                 ------------  -------------   ---------       -------------
Net Realized and Unrealized Gains/(Losses) on Investments.......  (82,807,343)  (114,978,659)         --        (197,786,002)
                                                                 ------------  -------------   ---------       -------------
Change in Net Assets Resulting from Operations.................. $(80,699,871) $(107,766,220)  $ 122,969       $(188,343,122)
                                                                 ============  =============   =========       =============

/A/ Based on contract in effect for the surviving AZL Van Kampen Global Franchise Fund.

/B/ Decrease due to the elimination of duplicative expenses achieved by merging the funds.

/C/ Estimated reorganization fees and expenses that are to be paid by the Funds are $146,500.

These amounts have not been included in the Pro Forma adjustments above, as such expenses are non-recurring in nature and are not expected to be incurred in ongoing operations.

         See accompanying notes to the Pro Forma financial statements.

                                      76
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL Van Kampen Global Franchise Fund
Pro Forma Notes to Combining Financial Statements
December 31, 2008 (Unaudited)

1. DESCRIPTION OF THE FUND:

The AZL Van Kampen Global Franchise Fund, ("VK Global Franchise Fund") a series of the Allianz Variable Insurance Products Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company established as a Delaware statutory trust.

The Trust is authorized to issue an unlimited number of shares of the VK Global Franchise Fund without par value. Shares of the VK Global Franchise Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the VK Global Franchise Fund. In addition, in the normal course of business, the VK Global Franchise Fund may enter into contracts with its vendors and others that provide for general indemnifications. The VK Global Franchise Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the VK Global Franchise Fund. However, based on experience, the VK Global Franchise Fund expects that risk of loss to be remote.

The pro forma adjustments and pro forma combined columns of the Statement of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the VK Global Franchise and the AZL Oppenheimer Global ("Oppenheimer Global Fund") Funds were combined for the twelve month period ended December 31, 2008. Manager, administration and 12b-1 (Distribution) fees in the pro forma combined column are calculated at the rates in effect for the VK Global Franchise Fund based upon the combined net assets of the corresponding VK Global Franchise Fund and the Oppenheimer Global Fund. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

2. BASIS OF COMBINATION:

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Oppenheimer Global Fund a series of the Trust, by the VK Global Franchise Fund as if such acquisition had taken place as of January 1, 2008. Under the terms of the Plan of Reorganization, the combination of VK Global Franchise Fund and Oppenheimer Global Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Oppenheimer Global Fund in exchange for shares of VK Global Franchise Fund at the December 31, 2008 net asset value.

The Statements of Assets and Liabilities and the related Statements of Operations of Oppenheimber Global Fund and VK Global Franchise Fund have been combined as of and for the twelve month period ended December 31, 2008. Following the acquisition, the VK Global Franchise Fund will be the accounting survivor. In accordance with U.S. generally accepted accounting principles ("GAAP"), the historical cost of investment securities will be carried forward to the VK Global Franchise Fund and the results of operations for pre-combination periods of the VK Global Franchise Fund will not be restated.

                                      77
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

The accompanying pro forma financial statements should be read in conjunction with the financial statements of VK Global Franchise and Oppenheimer Global Fund included in their respective annual report dated December 31, 2008.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Oppenheimer Global Fund by the VK Global Franchise Fund had taken place as of January 1, 2008.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the VK Global Franchise Fund in the preparation of its financial statements. The policies conform to GAAP. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Effective January 1, 2008, the VK Global Franchise Fund adopted Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." There was no impact to the VK Global Franchise Funds' net assets or results of operations upon adoption. SFAS No.157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust's Board of Trustees ("Trustees") as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

                                      78
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees ("Trustees") or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

                                      79
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The VK Global Franchise Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the VK Global Franchise Fund are charged directly to the VK Global Franchise Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds of the Trust based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trust's based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the "Manager"), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

                                      80
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Securities Lending

To generate additional income, the VK Global Franchise Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The VK Global Franchise Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the VK Global Franchise Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Funds of the Trust will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the VK Global Franchise Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as "Expenses paid indirectly" on the Statement of Operations.

4. Related Party Transactions

Allianz Investment Management LLC ("the Manager") provides investment advisory and management services for the AZL Van Kampen Global Franchise Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the AZL Van Kampen Global Franchise Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management ("VKAM"), VKAM provides investment advisory services as the Subadviser for the AZL Van Kampen Global Franchise Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the AZL Van Kampen Global Franchise Fund. Expenses incurred by the AZL Van Kampen Global Franchise Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the AZL Van Kampen Global Franchise Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the AZL Van Kampen Global Franchise Fund, through April 30, 2010. The annual expense limit of the AZL Van Kampen Global Franchise Fund is 1.39%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

                                              Annual Rate* Expense Limit
                                              ------------ -------------
AZL Van Kampen Global Franchise Fund.........     0.95%        1.39%

* The Manager is voluntarily reducing the management fee to 0.95% on the first $100 million, 0.90% on the next $100 million, and 0.85% on assets above $200 million.

                                      81
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

The Manager provides investment advisory and management services for the AZL Oppenheimer Global Fund. The Manager has retained an independent money management organization (the "Subadviser") to make investment decisions on behalf of the AZL Oppenheimer Global Fund. Pursuant to a subadvisory agreement between the Manager and OppenheimerFunds, Inc. ("OFI"), OFI provides investment advisory services as the Subadviser for the AZL Oppenheimer Global Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the AZL Oppenheimer Global Fund. Expenses incurred by the AZL Oppenheimer Global Fund are reflected on the Statement of Operations as "Manager fees." For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the AZL Oppenheimer Global Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the AZL Oppenheimer Global Fund, through April 30, 2010. The annual expense limit of the AZL Oppenheimer Global Fund is 1.39%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

                                              Annual Rate* Expense Limit
                                              ------------ -------------
AZL Oppenheimer Global Fund..................     0.90%        1.39%

*  The Manager is voluntarily reducing the management fee to 0.80%.

5. CAPITAL SHARES:

The pro forma net asset value per share assumes the issuance of shares of the VK Global Franchise Fund that would have been issued at December 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Oppenheimer Global Fund, as of December 31, 2008, divided by the net asset value per share of the shares of VK Global Franchise Fund as of December 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2008.

                                         Shares of Van Kampen  SHARES ASSUMED TOTAL OUTSTANDING
                                         Global Franchise Fund   ISSUED IN         SHARES
Capital Shares                              PRE-COMBINATION    REORGANIZATION POST-COMBINATION
--------------                           --------------------- -------------- -----------------
Shares of Beneficial Interest...........      16,239,080         7,639,562       23,878,642

                                    Oppenheimer Van Kampen Global
                                    Global Fund  Franchise Fund    Adjustment  Pro Forma Combined
                                    ----------- ----------------- -----------  ------------------
Net Assets......................... $97,692,321   $207,351,009    $  (146,500)    $304,896,830
Net Asset Value Per Share.......... $      8.20   $      12.77             --     $      12.77
Shares Outstanding.................  11,910,120     16,239,080     (4,270,558)      23,878,642

                                      82
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

6. Investment Valuation Summary

The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

   .   Level 1 -- quoted prices in active markets for identical assets

   . Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

   . Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund's investments based upon three levels defined above:

                                                    Investment  Other Financial
Valuation Inputs                                    Securities   Instruments*
----------------                                   ------------ ---------------
Level 1 -- Quoted Prices.......................... $117,438,954       $--
Level 2 -- Other Significant Observable Inputs....  186,248,355        --
Level 3 -- Significant Unobservable Inputs........           --        --
                                                   ------------       ---
Total............................................. $303,687,309       $--
                                                   ============       ===

* Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

7. FEDERAL INCOME TAX INFORMATION:

It is the VK Global Franchise Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund's net assets or results of operations for the period ended December 31, 2008.

                                      83
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS

The Pro Forma Combined Schedules of Portfolio Investments on the following pages contain information about the securities holdings of the Pro Forma Combined Funds as of December 31, 2008. These holdings have changed and will continue to change over time due to normal portfolio turnover in response to changes in market conditions. Accordingly, it is expected that some of each Acquired fund's holdings may be sold subsequent to the Reorganization. It is also expected that any holdings of an Acquired Fund that are not compatible with the corresponding Acquiring Fund's investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization and that the proceeds of these sales will be held in temporary investments or reinvested in assets that are consistent with the Acquiring Fund's investment objective and policies. The portion of an Acquired Fund's assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by each Acquiring Fund's subadviser of the compatibility of those holdings with the Acquiring Fund's portfolio composition and investment objective and policies at the time of the Reorganization. Sales of an Acquired Fund's investments in connection with the Reorganization may occur at times and prices that are disadvantageous and could result in realizing gains, or losses, that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred at that time.

                                      84
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL AIM International Equity Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)

                               AZL                                                        AZL
                           Oppenheimer     AZL AIM                                    Oppenheimer     AZL AIM
                          International International Pro Forma                      International International Pro Forma
                           Growth Fund   Equity Fund  Combined                        Growth Fund   Equity Fund   Combined
                             Shares        Shares      Shares   Security Description  Fair Value    Fair Value   Fair Value
                          ------------- ------------- --------- -------------------- ------------- ------------- ----------
Common Stocks (88.4%):
Aerospace & Defense (1.6%):
                                                                Empresa Brasileira
                                                                de Aeronautica SA,
                              203,000                   203,000 ADR                   $  811,923                 $  811,923
                                           174,970      174,970 Finmeccanica SpA                    $2,680,000    2,680,000
                                                                Singapore
                                                                Technologies
                                           665,000      665,000 Engineering, Ltd.                    1,100,220    1,100,220
                                                                                                                 ----------
                                                                                         811,923     3,780,220    4,592,143
Air Freight & Logistics (0.6%)
                                            88,369       88,369 TNT NV                               1,697,042    1,697,042
Auto Components (0.3%)
                                            56,200       56,200 Denso Corp.                            935,136      935,136
Automobiles (2.4%):
                                                                Bayerische Motoren
                               10,731                    10,731 Werke AG (BMW)           335,316                    335,316
                               30,574                    30,574 Honda Motor Co.          663,214                    663,214
                                6,933       28,859       35,792 Porsche AG               549,309     2,286,531    2,835,840
                               29,300       71,400      100,700 Toyota Motor Corp.       959,283     2,337,640    3,296,923
                                                                                       2,507,122     4,624,171    7,131,293
Beverages (2.4%):
                                                                Anheuser-Busch
                                           142,275      142,275 Inbev NV                             3,298,179    3,298,179
                              187,926                   187,926 C&C Group plc            380,467                    380,467
                               15,550       61,333       76,883 Heineken NV              477,698     1,755,689    2,233,387
                               16,026                    16,026 Pernod-Ricard SA       1,188,279                  1,188,279
                                                                                       2,046,444     5,053,868    7,100,312
Biotechnology (0.5%):
                               53,700                    53,700 CSL, Ltd.              1,267,682                  1,267,682
                                                                Proteome Systems,
                            2,547,200                 2,547,200 Ltd.*                     53,262                     53,262
                                                                                       1,320,944                  1,320,944

                                      85
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL AIM International Equity Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)

                         AZL                                                              AZL
                     Oppenheimer        AZL AIM                                       Oppenheimer     AZL AIM
                    International    International    Pro Forma                      International International Pro Forma
                     Growth Fund      Equity Fund     Combined                        Growth Fund   Equity Fund   Combined
                       Shares           Shares         Shares   Security Description  Fair Value    Fair Value   Fair Value
                    -------------    -------------    --------- -------------------- ------------- ------------- ----------
Capital Markets (1.0%):
                       642,070                         642,070  Collins Stewart plc      550,228                   550,228
                                         12,438         12,438  Deutsche Boerse AG                     905,786     905,786
                       224,320                         224,320  ICAP plc                 935,265                   935,265
                       332,420                         332,420  Tullet Prebon plc        654,851                   654,851
                                                                                       2,140,344       905,786   3,046,130
Chemicals (2.8%):
                                         60,002         60,002  Bayer AG                             3,510,835   3,510,835
                       248,220                         248,220  Filtrona plc             490,609                   490,609
                        82,718                          82,718  Nufarm, Ltd.             609,465                   609,465
                           568                             568  Sika AG-BEARER           483,574                   483,574
                                         15,207         15,207  Syngenta AG                          2,947,307   2,947,307
                                                                                       1,583,648     6,458,142   8,041,790
Commercial Banks (2.5%):
                                        281,034        281,034  Akbank T.A.S.                          877,578     877,578
                                                                Banco Santander
                                        122,672        122,672  Central Hispano SA                   1,183,789   1,183,789
                                         42,197         42,197  BNP Paribas, Inc.                    1,781,627   1,781,627
                        13,052                          13,052  Credit Suisse Group      357,897                   357,897
                                                                ICICI Bank, Ltd.,
                        18,500                          18,500  ADR                      356,125                   356,125
                                                                United Overseas
                                        293,000        293,000  Bank, Ltd.                           2,645,755   2,645,755
                                                                                         714,022     6,488,749   7,202,771
Commercial Services & Supplies (2.7%):
                       117,620                         117,620  Aggreko plc              757,572                   757,572
                       203,310                         203,310  BTG plc*                 410,542                   410,542
                       276,170          150,973        427,143  Capita Group plc       2,941,877     1,608,227   4,550,104
                       130,726                         130,726  Experian plc             818,463                   818,463
                                                                Prosegur Compania
                        40,700                          40,700  de Seguridad SA        1,348,550                 1,348,550
                                                                                       6,277,004     1,608,227   7,885,231
Communications Equipment (2.0%):
                        21,200          109,451        130,651  Nokia OYJ                328,625     1,696,620   2,025,245
                       167,500                         167,500  Tandberg ASA           1,845,008                 1,845,008
                                                                Telefonaktiebolaget
                       263,380                         263,380  LM Ericsson, Class B   2,021,132                 2,021,132

                                      86
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL AIM International Equity Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)

                       AZL                                                                AZL
                   Oppenheimer       AZL AIM                                          Oppenheimer     AZL AIM
                  International   International   Pro Forma                          International International Pro Forma
                   Growth Fund     Equity Fund    Combined                            Growth Fund   Equity Fund   Combined
                     Shares          Shares        Shares     Security Description    Fair Value    Fair Value   Fair Value
                  -------------   -------------   ---------   --------------------   ------------- ------------- ----------
                                                                                       4,194,765     1,696,620   5,891,385
Computers & Peripherals (0.0%):
                                                              Logitech
                       8,481                         8,481    International SA*          132,458                   132,458
Construction & Engineering (0.7%):
                                                              Koninklijke
                                                              Boskalis
                      15,125                        15,125    Westminster NV, CVA        351,288                   351,288
                                                              Leighton Holdings,
                      43,969                        43,969    Ltd.                       854,941                   854,941
                                                              TREVI-- Finanziaria
                      35,000                        35,000    Industriale SPA            363,922                   363,922
                       8,699                         8,699    Vinci SA                   366,299                   366,299
                                                                                       1,936,450                 1,936,450
Construction Materials (0.5%)
                                      58,520        58,520    CRH plc                                1,476,742   1,476,742
Distributors (0.4%)
                                     616,000       616,000    Li & Fung, Ltd.                        1,062,823   1,062,823
Diversified Consumer Services (0.2%):
                      52,490                        52,490    Dignity plc.               454,379                   454,379
Diversified Financial Services (0.3%):
                      65,407                        65,407    3I Group plc               257,612                   257,612
                                                              Housing Development
                       7,000                         7,000    Finance, Ltd.              218,325                   218,325
                                                              Paragon Group of
                     336,652                       336,652    Cos., plc (The)            275,083                   275,083
                                                              Reinet Investments
                       3,452           6,211         9,663    SCA*                        33,606        60,465      94,071
                                                                                         784,626        60,465     845,091
Diversified Telecommunication Services (2.6%)
                                                              Philippine Long
                                                              Distance Telephone
                                      40,350        40,350    Co.                                    1,855,172   1,855,172

                                      87
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL AIM International Equity Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)

                       AZL                                                                AZL
                   Oppenheimer       AZL AIM                                          Oppenheimer     AZL AIM
                  International   International   Pro Forma                          International International Pro Forma
                   Growth Fund     Equity Fund    Combined                            Growth Fund   Equity Fund   Combined
                     Shares          Shares        Shares     Security Description    Fair Value    Fair Value   Fair Value
                  -------------   -------------   ---------   --------------------   ------------- ------------- ----------
                                                              PT Telekomunikasi
                                    1,983,500     1,983,500   Indonesia                              1,296,036    1,296,036
                                      199,628       199,628   Telefonica SA                          4,474,251    4,474,251
                                                                                                     7,625,459    7,625,459
Electric Utilities (0.1%):
                      19,300                         19,300   Fortum OYJ                 414,506                    414,506
Electrical Equipment (1.9%):
                     195,548                        195,548   ABB, Ltd.                2,948,979                  2,948,979
                      33,530                         33,530   Alstom SA                1,979,818                  1,979,818
                      55,100                         55,100   Ushio, Inc.                726,576                    726,576
                                                                                       5,655,373                  5,655,373
Electronic Equipment & Instruments (4.6%):
                                                              Hon Hai Precision
                                      462,073       462,073   Industry Co., Ltd.                       912,236      912,236
                      70,300           96,100       166,400   HOYA Corp.               1,221,510     1,669,802    2,891,312
                      20,861                         20,861   IBIDEN Co., Ltd.           430,135                    430,135
                       8,620           13,770        22,390   Keyence Corp.            1,765,387     2,820,114    4,585,501
                      43,400           56,600       100,000   Nidec Corp.              1,688,099     2,201,530    3,889,629
                                                              Nippon Electric
                      34,500                         34,500   Glass Co., Ltd.            181,253                    181,253
                      29,600                         29,600   Omron Corp.                397,381                    397,381
                                                                                       5,683,765     7,603,682   13,287,447
Energy Equipment & Services (0.8%):
                                                              Ceres Power
                     344,260                        344,260   Holdings plc*              406,773                    406,773
                                                              Petroleum
                                      116,842       116,842   Geo-Services*                            477,187      477,187
                      17,000                         17,000   Saipem SpA                 285,421                    285,421
                      38,830                         38,830   Technip SA               1,189,464                  1,189,464
                                                                                       1,881,658       477,187    2,358,845
Food & Staples Retailing (1.3%):
                                      593,038       593,038   Tesco plc                              3,088,925    3,088,925
                      36,509                         36,509   Woolworths, Ltd.           680,987                    680,987

                                      88
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL AIM International Equity Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)

                        AZL                                                               AZL
                    Oppenheimer        AZL AIM                                        Oppenheimer     AZL AIM
                   International    International   Pro Forma                        International International Pro Forma
                    Growth Fund      Equity Fund    Combined                          Growth Fund   Equity Fund   Combined
                      Shares           Shares        Shares     Security Description  Fair Value    Fair Value   Fair Value
                   -------------    -------------   ---------   -------------------- ------------- ------------- ----------
                                                                                         680,987     3,088,925    3,769,912
Food Products (2.9%):
                                                                Barry Callebaut AG,
                        3,518                          3,518    Registered Shares      2,298,504                  2,298,504
                                                                SFR Nestle SA,
                       20,008          132,796       152,804    Class B                  788,900     5,236,046    6,024,946
                                                                                       3,087,404     5,236,046    8,323,450
Health Care Equipment & Supplies (5.3%):
                                                                Art Advanced
                                                                Research
                                                                Technologies, Inc.
                      957,913                        957,913    (b)                       31,046                     31,046
                                        53,540        53,540    Cochlear, Ltd.                       2,107,188    2,107,188
                       27,700                         27,700    DiaSorin SPA             550,683                    550,683
                                                                Essilor
                       18,590                         18,590    International SA         872,146                    872,146
                                                                Nobel Biocare
                       10,025                         10,025    Holding AG               205,441                    205,441
                      149,800                        149,800    Ortivus AB, Class B*      59,909                     59,909
                       98,987                         98,987    Smith & Nephew plc       627,889                    627,889
                                                                Sonic Healthcare,
                      269,418                        269,418    Ltd.                   2,741,810                  2,741,810
                       10,472           37,591        48,063    Sonova Holding AG        632,033     2,268,788    2,900,821
                                                                Straumann Holding
                                                                AG, Registered
                        4,438                          4,438    Shares                   782,039                    782,039
                       22,920                         22,920    Synthes, Inc.          2,898,455                  2,898,455
                       25,700                         25,700    Terumo Corp.           1,203,823                  1,203,823
                                                                William Demant
                       12,700                         12,700    Holding A/S*             527,693                    527,693
                                                                                      11,132,967     4,375,976   15,508,943
Hotels, Restaurants & Leisure (1.7%):
                       29,400                         29,400    Carnival Corp.           715,008                    715,008
                                       539,247       539,247    Compass Group plc                    2,675,318    2,675,318
                      164,410                        164,410    Enterprise Inns plc      132,409                    132,409
                                        37,993        37,993    OPAP SA                              1,092,874    1,092,874
                      119,991                        119,991    William Hill plc.        373,118                    373,118
                                                                                       1,220,535     3,768,192    4,988,727

                                      89
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL AIM International Equity Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)

                        AZL                                                               AZL
                    Oppenheimer        AZL AIM                                        Oppenheimer     AZL AIM
                   International    International   Pro Forma                        International International Pro Forma
                    Growth Fund      Equity Fund    Combined                          Growth Fund   Equity Fund   Combined
                      Shares           Shares        Shares     Security Description  Fair Value    Fair Value   Fair Value
                   -------------    -------------   ---------   -------------------- ------------- ------------- ----------
Household Durables (0.9%):
                                                                Desarrolladora
                                                                Homex, SA de C.V.,
                                        45,925        45,925    ADR*                                 1,048,468   1,048,468
                                                                Koninklijke Philips
                       30,800                         30,800    Electronics NV           598,961                   598,961
                       17,466                         17,466    SEB SA                   524,139                   524,139
                                                                Urbi, Desarolloas
                                       323,300       323,300    Urbanos, SA de CV*                     441,344     441,344
                                                                                       1,123,100     1,489,812   2,612,912
Household Products (1.8%):
                                        55,881        55,881    Henkel AG & KGaA                     1,820,755   1,820,755
                                                                Reckitt Benckiser
                       16,738           76,294        93,032    Group plc                623,413     2,841,599   3,465,012
                                                                                         623,413     4,662,354   5,285,767
Independent Power Producers & Energy Traders (0.6%)
                                                                International Power
                                       523,330       523,330    plc                                  1,816,606   1,816,606
Industrial Conglomerates (1.8%):
                                                                Hutchinson Whampoa,
                                       452,000       452,000    Ltd.                                 2,280,082   2,280,082
                                       362,000       362,000    Keppel Corp., Ltd.                   1,097,516   1,097,516
                        2,289                          2,289    Phoenix Mecano AG        682,000                   682,000
                       14,103                         14,103    Siemens AG             1,058,408                 1,058,408
                                                                                       1,740,408     3,377,598   5,118,006
Insurance (2.4%):
                      105,461                        105,461    AMP, Ltd.                400,803                   400,803
                                       138,584       138,584    Aviva plc                              784,258     784,258
                                        94,651        94,651    Axa                                  2,109,978   2,109,978
                      148,612                        148,612    Prudential plc           904,561                   904,561
                                                                QBE Insurance
                      114,764           43,712       158,476    Group, Ltd.            2,085,536       794,351   2,879,887
                                                                                       3,390,900     3,688,587   7,079,487

                                      90
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL AIM International Equity Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)

                        AZL                                                               AZL
                    Oppenheimer        AZL AIM                                        Oppenheimer     AZL AIM
                   International    International   Pro Forma                        International International Pro Forma
                    Growth Fund      Equity Fund    Combined                          Growth Fund   Equity Fund   Combined
                      Shares           Shares        Shares     Security Description  Fair Value    Fair Value   Fair Value
                   -------------    -------------   ---------   -------------------- ------------- ------------- ----------
Internet Software & Services (1.2%):
                                                                United Internet AG,
                       56,159                         56,159    Registered Shares        494,581                   494,581
                        7,047                          7,047    Yahoo! Japan Corp.     2,883,601                 2,883,601
                                                                                       3,378,182                 3,378,182
IT Services (2.4%):
                      148,373                        148,373    Autonomy Corp. plc*    2,041,722                 2,041,722
                                        33,028        33,028    Cap Gemini SA                        1,272,867   1,272,867
                                                                Compugroup Holding
                       47,959                         47,959    AG*                      217,790                   217,790
                                                                Infosys
                                                                Technologies, Ltd.,
                                       135,203       135,203    ADR                                  3,321,938   3,321,938
                                                                                       2,259,512     4,594,805   6,854,317
Machinery (2.3%):
                                                                Aalberts Industries
                      154,799                        154,799    NV                     1,105,693                 1,105,693
                                                                Bharat Heavy
                                        47,684        47,684    Electricals, Ltd.                    1,351,189   1,351,189
                       31,851                         31,851    Demag Cranes AG.         842,662                   842,662
                                        36,200        36,200    Fanuc, Ltd.                          2,575,078   2,575,078
                                                                Hyundai Heavy
                                                                Industries Co.,
                        1,448                          1,448    Ltd.*                    235,549                   235,549
                       11,600                         11,600    Outotec OYJ              179,570                   179,570
                                                                Takeuchi
                                                                Manufacturing Co.,
                       35,213                         35,213    Ltd.                     337,467                   337,467
                                                                                       2,700,941     3,926,267   6,627,208
Marine (0.2%):
                                                                Tsakos Energy
                       28,500                         28,500    Navigation, Ltd.         522,120                   522,120
Media (3.0%):
                                                                British Sky
                                                                Broadcasting Group
                       72,511                         72,511    plc                      504,385                   504,385
                                                                Grupo Televisa SA,
                       36,200          132,156       168,356    ADR                      540,828     1,974,410   2,515,238
                                                                Informa Group Co.,
                                       287,063       287,063    plc                                  1,018,273   1,018,273

                                      91
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL AIM International Equity Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)

                        AZL                                                               AZL
                    Oppenheimer        AZL AIM                                        Oppenheimer     AZL AIM
                   International    International   Pro Forma                        International International Pro Forma
                    Growth Fund      Equity Fund    Combined                          Growth Fund   Equity Fund   Combined
                      Shares           Shares        Shares     Security Description  Fair Value    Fair Value   Fair Value
                   -------------    -------------   ---------   -------------------- ------------- ------------- ----------
                       40,900                         40,900    Mediaset SPA             233,545                    233,545
                                       232,338       232,338    Reed Elsevier plc                    1,693,060    1,693,060
                       30,640                         30,640    Vivendi Universal SA     997,454                    997,454
                                       228,498       228,498    WPP plc                              1,331,647    1,331,647
                      150,800                        150,800    Zee Telefilms, Ltd.      437,792                    437,792
                                                                                       2,714,004     6,017,390    8,731,394
Metals & Mining (1.9%):
                                       126,643       126,643    BHP Billiton, Ltd.                   2,666,505    2,666,505
                                                                Companhia Vale do
                                                                Rio Doce, ADR,
                       94,600                         94,600    Preferred Shares       1,007,490                  1,007,490
                                                                Impala Platinum
                       83,200                         83,200    Holdings, Ltd.         1,228,513                  1,228,513
                       23,682                         23,682    Rio Tinto plc            512,989                    512,989
                                                                                       2,748,992     2,666,505    5,415,497
Multiline Retail (0.1%):
                                                                Pinault Printemps
                        5,720                          5,720    Redoute                  373,621                    373,621
Office Electronics (0.4%)
                       37,050                         37,050    Canon, Inc.            1,163,313                  1,163,313
Oil, Gas & Consumable Fuels (5.1%):
                      130,950                        130,950    BG Group plc           1,817,637                  1,817,637
                       19,300                         19,300    BP plc, ADR              902,082                    902,082
                                                                Canadian Natural
                                        30,801        30,801    Resources, Ltd.                      1,216,617    1,216,617
                                       130,764       130,764    Eni SpA                              3,098,219    3,098,219
                      207,900                        207,900    MaireTecnimont SpA       422,754                    422,754
                                                                Petroleo Brasileiro
                                        55,253        55,253    SA, ADR, Class A                     1,127,714    1,127,714
                                        71,812        71,812    Suncor Energy, Inc.                  1,380,150    1,380,150
                       26,050           61,725        87,775    Total SA               1,420,025     3,364,724    4,784,749
                                                                                       4,562,498    10,187,424   14,749,922

                                      92
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL AIM International Equity Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)

                        AZL                                                               AZL
                    Oppenheimer        AZL AIM                                        Oppenheimer     AZL AIM
                   International    International   Pro Forma                        International International Pro Forma
                    Growth Fund      Equity Fund    Combined                          Growth Fund   Equity Fund   Combined
                      Shares           Shares        Shares     Security Description  Fair Value    Fair Value   Fair Value
                   -------------    -------------   ---------   -------------------- ------------- ------------- ----------
Personal Products (0.2%):
                        5,160                          5,160    L'Oreal SA               448,335                    448,335
Pharmaceuticals (9.6%):
                       10,200                         10,200    Astella Pharma, Inc.     415,144                    415,144
                       13,072                         13,072    GlaxoSmithKline plc      242,615                    242,615
                       50,500                         50,500    Grifols SA               877,006                    877,006
                                                                Marshall Edwards,
                      176,800                        176,800    Inc.(a)*                 123,760                    123,760
                                                                Marshall Edwards,
                                                                Inc., Private
                      238,700                        238,700    Equity(d)*               139,102                    139,102
                                        29,929        29,929    Merck KGaA                           2,721,186    2,721,186
                       45,561                         45,561    NeuroSearch A/S*       1,178,977                  1,178,977
                       28,369                         28,369    NicOx SA*                309,770                    309,770
                                                                Novo Nordisk A/S,
                                        56,092        56,092    Class B                              2,854,994    2,854,994
                      667,032                        667,032    Novogen, Ltd.*           366,039                    366,039
                       12,841           40,522        53,363    Roche Holding AG.      1,977,499     6,240,339    8,217,838
                                                                Sanofi-Aventis SA,
                       13,216                         13,216    ADR                      839,305                    839,305
                                                                Santhera
                        4,945                          4,945    Pharmaceuticals*         182,092                    182,092
                       31,000                         31,000    Shionogi & Co., Ltd.     796,409                    796,409
                                       214,490       214,490    Shire, Ltd.                          3,135,894    3,135,894
                                                                Takeda Chemical
                       14,400                         14,400    Industries, Ltd.         747,128                    747,128
                                                                Teva
                                                                Pharmaceuticals
                                                                Industries, Ltd.,
                                       118,938       118,938    ADR                                  5,063,191    5,063,191
                                                                                       8,194,846    20,015,604   28,210,450
Real Estate Management & Development (0.4%):
                       72,400                         72,400    Solidere, GDR          1,197,496                  1,197,496

                                      93
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL AIM International Equity Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)


                        AZL                                                               AZL
                    Oppenheimer        AZL AIM                                        Oppenheimer     AZL AIM
                   International    International   Pro Forma                        International International Pro Forma
                    Growth Fund      Equity Fund    Combined                          Growth Fund   Equity Fund   Combined
                      Shares           Shares        Shares     Security Description  Fair Value    Fair Value   Fair Value
                   -------------    -------------   ---------   -------------------- ------------- ------------- ----------
Road & Rail (0.5%):
                                                                Canadian National
                                        34,859        34,859    Railway Co.                          1,264,776   1,264,776
                       52,340                         52,340    Toll Holdings, Ltd.      226,234                   226,234
                                                                                         226,234     1,264,776   1,491,010
Semiconductors & Semiconductor Equipment (0.7%)
                                                                Taiwan
                                                                Semiconductor
                                                                Manufacturing Co.,
                                       251,313       251,313    Ltd. ADR                             1,985,373   1,985,373
Software (2.5%):
                                                                Infosys
                       41,468                         41,468    Technologies, Ltd.       960,504                   960,504
                        6,800            4,100        10,900    Nintendo Co., Ltd.     2,613,102     1,575,547   4,188,649
                      158,960                        158,960    Sage Group plc           390,797                   390,797
                       24,156                         24,156    SAP AG                   858,945                   858,945
                                                                SQUARE ENIX Co.,
                       17,900                         17,900    Ltd.                     577,992                   577,992
                       33,489                         33,489    Temenos Group AG*        447,150                   447,150
                                                                                       5,848,490     1,575,547   7,424,037
Specialty Retail (1.4%):
                                                                Compagnie
                                                                Financiere
                                                                Richemont SA, Class
                       26,785                         26,785    A                        520,239                   520,239
                                                                Esprit Holdings,
                                       298,200       298,200    Ltd.                                 1,699,794   1,699,794
                       16,300                         16,300    Hennes & Mauritz AB      637,298                   637,298
                                                                Industria de Diseno
                       25,700                         25,700    Textil SA              1,135,846                 1,135,846
                                                                                       2,293,383     1,699,794   3,993,177
Textiles, Apparel & Luxury Goods (1.5%):
                      154,617                        154,617    Burberry Group plc       495,769                   495,769
                       34,800                         34,800    Luxottica Group SPA      622,028                   622,028
                                                                LVMH Moet Hennessy
                       10,160                         10,160    Louis Vuitton SA         682,534                   682,534
                                        10,103        10,103    Puma AG                              2,012,400   2,012,400


                                      94
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL AIM International Equity Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)

                        AZL                                                               AZL
                    Oppenheimer        AZL AIM                                        Oppenheimer     AZL AIM
                   International    International   Pro Forma                        International International Pro Forma
                    Growth Fund      Equity Fund    Combined                          Growth Fund   Equity Fund   Combined
                      Shares           Shares        Shares     Security Description  Fair Value    Fair Value   Fair Value
                   -------------    -------------   ---------   -------------------- ------------- ------------- -----------
                                                                Swatch Group AG, B
                        4,376                           4,376   Shares.                   611,522                    611,522
                                                                                        2,411,853     2,012,400    4,424,253
lTobacco (2.1%):
                                                                British American
                       16,381            27,737        44,118   Tobacco plc               425,530       720,525    1,146,055
                                                                Imperial Tobacco
                                        188,155       188,155   Group plc                             5,024,988    5,024,988
                                                                                          425,530     5,745,513    6,171,043
Trading Companies & Distributors (0.5%):
                      154,012                         154,012   Bunzl plc               1,314,255                  1,314,255
                       39,660                          39,660   Wolseley plc              221,074                    221,074
                                                                                        1,535,329                  1,535,329
Wireless Telecommunication Services (2.8%):
                                                                American Movil, SAB
                                                                de C.V,, ADR,
                                         97,034        97,034   Series L                              3,007,083    3,007,083
                          156                             156   KDDI Corp.              1,111,338                  1,111,338
                      394,250         1,615,438     2,009,688   Vodafone Group plc        793,477     3,251,271    4,044,748
                                                                                        1,904,815     6,258,354    8,163,169
                                                                Total Common Stocks
                                                                (Cost $333,499,870)   106,448,639   151,008,167  257,456,806
Warrants (0.0%):
                                                                Pharmaceuticals
                                                                (0.1%):
                                                                Marshall Edwards,
                                                                Inc., Private
                       48,545                          48,545   Equity*                    27,808                     27,808
                                                                Marshall Edwards,
                                                                Inc., Private
                       10,000                          10,000   Equity*                    27,565                     27,565
                                                                Total Warrants
                                                                (Cost $--)                 55,373                     55,373

                                      95
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL AIM International Equity Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)


                        AZL                                                                AZL
                    Oppenheimer        AZL AIM                                         Oppenheimer     AZL AIM
                   International    International   Pro Forma                         International International  Pro Forma
                    Growth Fund      Equity Fund    Combined                           Growth Fund   Equity Fund    Combined
                      Shares           Shares        Shares      Security Description  Fair Value    Fair Value    Fair Value
                   -------------    -------------    ----------  -------------------- ------------- ------------- -----------
Investment Company (9.2%):
                                                                 Dreyfus Treasury
                    11,050,274       15,761,442     26,811,716   Prime Cash
                                                                 Management, 0.17%(c)   11,050,274    15,761,442   26,811,716
                                                                 Total Investment
                                                                 Company
                                                                 (Cost $26,811,716)     11,050,274    15,761,442   26,811,716
                                                                 Total Investment
                                                                 Securities (Cost
                                                                 $360,311,586)(e)--
                                                                 97.6%                 117,554,286   166,769,609  284,323,895
                                                                 Net other assets
                                                                 (liabilities)-- 2.4%   (2,905,712)    9,976,881    7,071,169
                                                                 Adjustments for
                                                                 Reorganization Fees
                                                                 (e) - (0.1)%                                 --     (147,500)
                                                                 Net Assets -- 100.0%  114,648,574   176,746,490  291,247,564


Percentages indicated are based on net assets as of December 31, 2008.

*  Non-income producing security

ADR--American Depository Receipt

GDR--Global Depository Receipt

PLC--Public Liability Co.

SPA--Standby Purchase Agreement

(a) Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b) Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2008, these securities represent 0.0% of the net assets of the Fund.

(c) The rate presented represents the effective yield as of December 31, 2008.

(d) Security was fair valued as of December 31, 2008. Represents 0.0% of the net assets of the Fund.

(e) Represents the estimated reorganization fees and expenses that are to be expected to be paid by the Funds.

(f) Cost for federal income tax purposes is $367,336,478. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation....... $ 14,098,325
Unrealized depreciation.......  (97,110,908)
Net unrealized depreciation... $(83,012,583)

                                      96
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL BALANCED INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS ^
AS OF DECEMBER 31, 2008 (UNAUDITED)
AZL           PRO FORMA   AZL BALANCED INDEX     SECURITY DESCRIPTION     AZL TARGETPLUS        PRO FORMA      AZL BALANCED INDEX
TARGETPLUS  ADJUSTMENTS   STRATEGY FUND PRO                               BALANCED FUND       ADJUSTMENTS      STRATEGY FUND PRO
BALANCED                        FORMA                                                                                FORMA
FUND
SHARES         SHARES      COMBINED SHARES                                   FAIR VALUE        FAIR VALUE     COMBINED FAIR VALUE
------------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (0.0%):
 $ 200,000   $             -                  SLM Student Loan Trust,      $ 187,444        $ (187,444)          -
            (200,000)                         Series 2008-9,
                                              Class A, 5.04%, 4/25/23
                                              (a)+
                                              TOTAL ASSET BACKED            187,444        (187,444)             -
                                              SECURITIES
                                              (COST $-)
COMMON STOCKS (0.0%):
Aerospace & Defense (0.0%):
  2,436     (2,436)      -                    American Science &            180,166        (180,166)
                                              Engineering, Inc.
  881         (881)                           Axsys Technologies, Inc.*     48,332           (48,332)
                                                                            228,498        (228,498)

Airline
(0.0%):
    289,000   (289,000)                       Cathay Pacific Airways,       325,908         (325,908)
                                              Ltd.

Auto Components (0.0%):
    225,788   (225,788)                       GKN plc                       319,609         (319,609)
     18,863  (18,863)                         Superior Industries           198,439         (198,439)
                                              International, Inc.
                                                                            518,048         (518,048)

Automobiles (0.0%):
      5,276  (5,276)                          DaimlerChrysler AG            201,965         (201,965)
      7,714  (7,714)                          Honda Motor Co., Ltd., ADR    164,617         (164,617)
                                                                            366,582         (366,582)

Biotechnology (0.0%):
      5,781  (5,781)                          Amgen, Inc.*                  333,853         (333,853)
      3,771  (3,771)                          Myriad Genetics, Inc.*        249,866         (249,866)

                                       97
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL BALANCED INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS ^
AS OF DECEMBER 31, 2008 (UNAUDITED)
AZL           PRO FORMA   AZL BALANCED INDEX     SECURITY DESCRIPTION     AZL TARGETPLUS        PRO FORMA      AZL BALANCED INDEX
TARGETPLUS  ADJUSTMENTS   STRATEGY FUND PRO                               BALANCED FUND       ADJUSTMENTS      STRATEGY FUND PRO
BALANCED                        FORMA                                                                                FORMA
FUND
SHARES         SHARES      COMBINED SHARES                                   FAIR VALUE        FAIR VALUE     COMBINED FAIR VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                                            583,719        (583,719)
Capital Markets (0.0%):
      6,357  (6,357)                          Credit Suisse Group, SP       179,649         (179,649)
                                              ADR
      5,274  (5,274)                          Deutsche Bank AG              214,599         (214,599)
      6,782  (6,782)                          Stifel Financial Corp.*       310,955         (310,955)
     13,338  (13,338)                         UBS AG*                       190,733         (190,733)
                                                                            895,936         (895,936)

Chemicals (0.0%):
     11,661  (11,661)                         E.I. du Pont de Nemours &     295,023         (295,023)
                                              Co.
      6,521  (6,521)                          Eastman Chemical Co.          206,781         (206,781)
      8,979  (8,979)                          Sensient Technologies         214,419         (214,419)
                                              Corp.
                                                                            716,223         (716,223)

Commercial Banks (0.0%):
     27,310  (27,310)                         Allied Irish Banks plc, SP    128,084         (128,084)
                                              ADR
     21,197  (21,197)                         Banco Santander SA, SP ADR    201,160         (201,160)
     16,995  (16,995)                         Barclays plc, ADR             166,551         (166,551)
     20,113  (20,113)                         First Bancorp                 224,059         (224,059)
      5,802  (5,802)                          First Financial               320,329         (320,329)
                                              Bankshares, Inc.
      3,688  (3,688)                          First Financial Corp.         151,171         (151,171)
     18,764  (18,764)                         FNB Corp.                     247,685         (247,685)
      5,345  (5,345)                          Home Bancshares, Inc.         144,048         (144,048)
     27,759  (27,759)                         Huntington Bancshares,        212,634         (212,634)
                                              Inc.
      8,832  (8,832)                          KB Financial Group, Inc.,     231,398         (231,398)
                                              ADR*
     16,412  (16,412)                         Lloyds TSB Group plc, SP      126,372         (126,372)
                                              ADR
     21,541  (21,541)                         Regions Financial Corp.       171,466         (171,466)

                                       98
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL BALANCED INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS ^
AS OF DECEMBER 31, 2008 (UNAUDITED)
AZL           PRO FORMA   AZL BALANCED INDEX     SECURITY DESCRIPTION     AZL TARGETPLUS        PRO FORMA      AZL BALANCED INDEX
TARGETPLUS  ADJUSTMENTS   STRATEGY FUND PRO                               BALANCED FUND       ADJUSTMENTS      STRATEGY FUND PRO
BALANCED                        FORMA                                                                                FORMA
FUND
SHARES         SHARES      COMBINED SHARES                                   FAIR VALUE        FAIR VALUE     COMBINED FAIR VALUE
------------------------------------------------------------------------------------------------------------------------------------
     10,301  (10,301)                         Royal Bank of Scotland        157,502         (157,502)
                                              Group plc, SP ADR
      7,119  (7,119)                          SunTrust Banks, Inc.          210,295         (210,295)
     15,677  (15,677)                         Umpqua Holdings Corp.         226,846         (226,846)
                                                                           2,919,600         (2,919,600)

Commercial Services & Supplies (0.0%):
     12,874  (12,874)                         Navigant Consulting, Inc.*    204,310         (204,310)
     17,138  (17,138)                         R.R. Donnelley & Sons Co.     232,734         (232,734)
                                                                            437,044         (437,044)

Containers & Packaging (0.0%):
      2,984 (2,984)                           Rock-Tenn Co., Class A        101,993        (101,993)

Diversified Consumer Services (0.0%):
      4,205  (4,205)                          Apollo Group, Inc., Class     322,187         (322,187)
                                              A*
      3,090  (3,090)                          ITT Educational Services,     293,488         (293,488)
                                              Inc.*
      1,140  (1,140)                          Strayer Education, Inc.       244,428         (244,428)
                                                                            860,103         (860,103)

Diversified Financial Services (0.0%):
     18,614  (18,614)                         Bank of America Corp.         262,085         (262,085)
     21,704  (21,704)                         ING Groep NV, ADR             240,915         (240,915)
                                                                            503,000         (503,000)

Diversified Telecommunication Services (0.0%):
    139,231   (139,231)                       BT Group plc                  273,493         (273,493)
     11,860  (11,860)                         Deutsche Telekom AG, ADR      181,458         (181,458)
      7,280  (7,280)                          Nippon Telegraph &            197,943         (197,943)

                                       99
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL BALANCED INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS ^
AS OF DECEMBER 31, 2008 (UNAUDITED)
AZL           PRO FORMA   AZL BALANCED INDEX     SECURITY DESCRIPTION     AZL TARGETPLUS        PRO FORMA      AZL BALANCED INDEX
TARGETPLUS  ADJUSTMENTS   STRATEGY FUND PRO                               BALANCED FUND       ADJUSTMENTS      STRATEGY FUND PRO
BALANCED                        FORMA                                                                                FORMA
FUND
SHARES         SHARES      COMBINED SHARES                                   FAIR VALUE        FAIR VALUE     COMBINED FAIR VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                              Telephone Corp., ADR
     12,425 (12,425)                          Telecom Italia SPA, ADR       201,906         (201,906)
                                                                            854,800         (854,800)

Electric Utilities
(0.0%):
     18,140  (18,140)                         Korea Electric Power          210,605         (210,605)
                                              Corp., ADR*
      7,306  (7,306)                          Pinnacle West Capital         234,742         (234,742)
                                              Corp.
                                                                            445,347         (445,347)

Electronic Equipment, Instruments & Component: (0.0%):
      3,689 (3,689)                           Hitachi, Ltd., SP ADR         144,387        (144,387)

Food & Staples Retailing (0.0%):
      1,008  (1,008)                          Nash Finch Co.                45,249           (45,249)
      1,827  (1,827)                          Spartan Stores, Inc.          42,478           (42,478)
      5,699  (5,699)                          Wal-Mart Stores, Inc.         319,486         (319,486)
                                                                            407,213         (407,213)

Food Products (0.0%):
      7,691  (7,691)                          Flowers Foods, Inc.           187,353         (187,353)
      2,492  (2,492)                          Treehouse Foods, Inc.*        67,882           (67,882)
                                                                            255,235         (255,235)

Gas Utilities (0.0%):
      6,485  (6,485)                          Laclede Group, Inc. (The)     303,758         (303,758)
     20,724  (20,724)                         Piedmont Natural Gas Co.,     656,329         (656,329)
                                              Inc.
                                                                            960,087         (960,087)

Health Care Equipment & Supplies (0.0%):

                                       100
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL BALANCED INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS ^
AS OF DECEMBER 31, 2008 (UNAUDITED)
AZL           PRO FORMA   AZL BALANCED INDEX     SECURITY DESCRIPTION     AZL TARGETPLUS        PRO FORMA      AZL BALANCED INDEX
TARGETPLUS  ADJUSTMENTS   STRATEGY FUND PRO                               BALANCED FUND       ADJUSTMENTS      STRATEGY FUND PRO
BALANCED                        FORMA                                                                                FORMA
FUND
SHARES         SHARES      COMBINED SHARES                                   FAIR VALUE        FAIR VALUE     COMBINED FAIR VALUE
------------------------------------------------------------------------------------------------------------------------------------
      4,593  (4,593)                          CryoLife, Inc.*               44,598           (44,598)
      1,797  (1,797)                          Greatbatch, Inc.*             47,549           (47,549)
      4,714  (4,714)                          STERIS Corp.                  112,617         (112,617)
                                                                            204,764         (204,764)

Health Care Providers & Services (0.0%):
      7,840  (7,840)                          Gentiva Health Services,      229,398        (229,398)
                                              Inc.*

Health Care Technology (0.0%):
      1,537 (1,537)                           Computer Programs &           41,192           (41,192)
                                              Systems, Inc.

Hotels, Restaurants & Leisure (0.0%):
    106,936   (106,936)                       Ladbrokes plc                 285,923         (285,923)
      5,581  (5,581)                          McDonald's Corp.              347,082         (347,082)
      2,340  (2,340)                          Panera Bread Co., Class A*    122,242         (122,242)
                                                                            755,247         (755,247)
Household Durables (0.0%):
      8,477 (8,477)                           Sony Corp., SP ADR            185,392        (185,392)

Industrial Conglomerates (0.0%):
    403,000   (403,000)                       Citic Pacific, Ltd.           439,127         (439,127)
     17,741  (17,741)                         General Electric Co.          287,404         (287,404)
     13,835  (13,835)                         Textron, Inc.                 191,891         (191,891)
                                                                            918,422         (918,422)
Insurance (0.0%):
     37,140  (37,140)                         AEGON NV                      224,697         (224,697)
      9,887  (9,887)                          Axa, ADR                      222,161         (222,161)
                                                                            446,858         (446,858)

                                       101
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL BALANCED INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS ^
AS OF DECEMBER 31, 2008 (UNAUDITED)
AZL           PRO FORMA   AZL BALANCED INDEX     SECURITY DESCRIPTION     AZL TARGETPLUS        PRO FORMA      AZL BALANCED INDEX
TARGETPLUS  ADJUSTMENTS   STRATEGY FUND PRO                               BALANCED FUND       ADJUSTMENTS      STRATEGY FUND PRO
BALANCED                        FORMA                                                                                FORMA
FUND
SHARES         SHARES      COMBINED SHARES                                   FAIR VALUE        FAIR VALUE     COMBINED FAIR VALUE
------------------------------------------------------------------------------------------------------------------------------------
IT Services (0.0%):
    285,025   (285,025)                       LogicaCMG plc                 284,594         (284,594)
      7,633  (7,633)                          ManTech International         413,632         (413,632)
                                              Corp., Class A*
                                                                            698,226         (698,226)

Life Sciences Tools & Services (0.0%):
     11,060 (11,060)                          Luminex Corp.*                236,242        (236,242)

Machinery (0.0%):
     15,387 (15,387)                          Briggs & Stratton Corp.       270,657        (270,657)

Media
(0.0%):
    585,637   (585,637)                       ITV plc                       335,696         (335,696)
     29,712  (29,712)                         New York Times Co., Class     217,789         (217,789)
                                              A
                                                                            553,485         (553,485)

Metals & Mining (0.0%):
     27,405  (27,405)                         Alcoa, Inc.                   308,580         (308,580)
      6,763  (6,763)                          ArcelorMittal, Class A        166,302         (166,302)
     10,807  (10,807)                         Compass Minerals              633,939         (633,939)
                                              International, Inc.
      2,902  (2,902)                          POSCO, ADR                    218,376         (218,376)
                                                                           1,327,197         (1,327,197)

Multi-Utilities (0.0%):
     18,208  (18,208)                         NiSource, Inc.                199,742         (199,742)
      6,345  (6,345)                          SCANA Corp.                   225,882         (225,882)
      6,676  (6,676)                          Veolia Environment, ADR       211,696         (211,696)


                                       102
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL BALANCED INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS ^
AS OF DECEMBER 31, 2008 (UNAUDITED)
AZL           PRO FORMA   AZL BALANCED INDEX     SECURITY DESCRIPTION     AZL TARGETPLUS        PRO FORMA      AZL BALANCED INDEX
TARGETPLUS  ADJUSTMENTS   STRATEGY FUND PRO                               BALANCED FUND       ADJUSTMENTS      STRATEGY FUND PRO
BALANCED                        FORMA                                                                                FORMA
FUND
SHARES         SHARES      COMBINED SHARES                                   FAIR VALUE        FAIR VALUE     COMBINED FAIR VALUE
------------------------------------------------------------------------------------------------------------------------------------
Multiline Retail (0.0%):
      7,423  (7,423)                          Dollar Tree, Inc.*            310,281         (310,281)
     11,184  (11,184)                         Family Dollar Stores, Inc.    291,567         (291,567)
                                                                            601,848         (601,848)

Oil, Gas & Consumable Fuels (0.0%):
      3,080  (3,080)                          Clayton Williams Energy,      139,955         (139,955)
                                              Inc.*
      9,765  (9,765)                          Goodrich Petroleum Corp.*     292,462         (292,462)
      7,259  (7,259)                          Petro-Canada                  158,900         (158,900)
      8,838  (8,838)                          Repsol YPF SA, ADR            190,105         (190,105)
                                                                            781,422         (781,422)

Paper & Forest Products (0.0%):
     18,553 (18,553)                          MeadWestvaco Corp.            207,608        (207,608)

Pharmaceuticals (0.0%):
     17,873  (17,873)                         Pfizer, Inc.                  316,531         (316,531)
     20,837  (20,837)                         ViroPharma, Inc.*             271,298         (271,298)
                                                                            587,829         (587,829)

Real Estate Management & Development (0.0%):
    391,000   (391,000)                       New World Developments        399,472         (399,472)
                                              Co., Ltd.
    408,000   (408,000)                       Sino Land Co., Ltd.           426,433         (426,433)
                                                                            825,905         (825,905)

Specialty Retail (0.0%):

                                       103
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL BALANCED INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS ^
AS OF DECEMBER 31, 2008 (UNAUDITED)
AZL           PRO FORMA   AZL BALANCED INDEX     SECURITY DESCRIPTION     AZL TARGETPLUS        PRO FORMA      AZL BALANCED INDEX
TARGETPLUS  ADJUSTMENTS   STRATEGY FUND PRO                               BALANCED FUND       ADJUSTMENTS      STRATEGY FUND PRO
BALANCED                        FORMA                                                                                FORMA
FUND
SHARES         SHARES      COMBINED SHARES                                   FAIR VALUE        FAIR VALUE     COMBINED FAIR VALUE
------------------------------------------------------------------------------------------------------------------------------------
      2,972  (2,972)                          AutoZone, Inc.*               414,505         (414,505)
      3,515  (3,515)                          Buckle, Inc. (The)            76,697           (76,697)
      2,863  (2,863)                          Tractor Supply Co.*           103,469         (103,469)
                                                                            594,671         (594,671)

Thrifts & Mortgage Finance (0.0%):
     13,817  (13,817)                         First Niagara Financial       223,421         (223,421)
                                              Group, Inc.
     12,891  (12,891)                         Washington Federal, Inc.      192,849         (192,849)
                                                                            416,270         (416,270)

Tobacco (0.0%):
      6,606 (6,606)                           Universal Corp.               197,321         (197,321)

Transportation Infrastructure (0.0%):
    452,000   (452,000)                       Cosco Pacific, Ltd.           465,363        (465,363)
                                              TOTAL COMMON STOCKS (COST     22,706,360       (22,706,360)
                                              $--)

CONVERTIBLE BONDS (0.0%):
Diversified Financial Services (0.0%):
                                              Prudential Financial,
                                              Inc., 0.37%, 12/15/37,
 $ 100,000   ($ 100,000)  $                   Callable 6/16/09 @ 100(a)+    94,650           (94,650)
                                              TOTAL CONVERTIBLE BONDS       94,650           (94,650)
                                              (COST $--)

CORPORATE BONDS (0.0%):
Commercial Banks (0.0%):
    100,000   (100,000)                       ANZ National Bank, Ltd.,      96,756           (96,756)
                                              6.20%, 7/19/13(b)+
                                              Bank of America Corp.,
                                              Series L, 1.88%,
    100,000   (100,000)                        6/22/12, MTN(a)+             100,450         (100,450)

                                       104
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL BALANCED INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS ^
AS OF DECEMBER 31, 2008 (UNAUDITED)
AZL           PRO FORMA   AZL BALANCED INDEX     SECURITY DESCRIPTION     AZL TARGETPLUS        PRO FORMA      AZL BALANCED INDEX
TARGETPLUS  ADJUSTMENTS   STRATEGY FUND PRO                               BALANCED FUND       ADJUSTMENTS      STRATEGY FUND PRO
BALANCED                        FORMA                                                                                FORMA
FUND
SHARES         SHARES      COMBINED SHARES                                   FAIR VALUE        FAIR VALUE     COMBINED FAIR VALUE
------------------------------------------------------------------------------------------------------------------------------------
    200,000   (200,000)                       Bank of America Corp.,        143,858         (143,858)
                                              8.13%, 12/31/49+
    100,000   (100,000)                       Barclays Bank plc, 6.05%,     88,219           (88,219)
                                              12/4/17(b)+
    100,000   (100,000)                       Barclays Bank plc, 7.43%,     50,558           (50,558)
                                              9/29/49(a) (b)+
    100,000   (100,000)                       New York Community Bank,      102,681         (102,681)
                                              3.00%, 12/16/11+
    100,000   (100,000)                       PNC Funding Corp., 2.30%,     100,999         (100,999)
                                              6/22/12+
    100,000   (100,000)                       Regions Bank, 3.25%,          104,036         (104,036)
                                              12/9/11+.
    200,000   (200,000)                       SunTrust Bank, Inc.,          206,821         (206,821)
                                              3.00%, 11/16/11+
    100,000   (100,000)                       UBS AG Stamford CT, 5.88%,    91,864           (91,864)
                                              12/20/17+
    100,000   (100,000)                       Wachovia Bank NA, 2.33%,      72,313           (72,313)
                                              3/15/16(a)+
     10,000  (10,000)                         Wells Fargo Co., 5.25%,       10,185           (10,185)
                                              10/23/12+
                                                                           1,168,740         (1,168,740)
Commercial Services & Supplies (0.0%):
                                              First Data Corp., 9.88%,
                                              9/24/15, Callable
     25,000 (25,000)                           9/30/11 @ 104.94+            15,125           (15,125)

Diversified Consumer Services (0.0%):
                                              American Express Credit
                                              Co.,
    100,000   (100,000)                       Series C, 5.88%, 5/2/13+      95,998           (95,998)
                                              Citigroup Capital XXI,
                                              8.40%, 12/21/57, Callable
    100,000   (100,000)                       12/21/37 @ 100+               77,124           (77,124)
     10,000  (10,000)                         General Electric Capital      10,072          (10,072)
                                              Corp., 5.25%, 10/19/12+
    100,000   (100,000)                       John Deere Capital Corp.,     91,249           (91,249)
                                              2.94%, 6/10/11(a)+
                                                                            274,443         (274,443)
Diversified Financial Services (0.0%):
                                              American General Finance
                                              Corp., Series G,
    100,000   (100,000)                        5.38%, 9/1/09, MTN+          71,517           (71,517)
    300,000   (300,000)                       American International        219,576         (219,576)
                                              Group, 8.25%, 8/15/18+
    100,000   (100,000)                       Citigroup, Inc., 6.13%,       101,054         (101,054)
                                              11/21/17+
    200,000   (200,000)                       Citigroup, Inc., 8.45%,       132,058         (132,058)
                                              4/29/49+

                                       105
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

 AZL BALANCED INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS ^
AS OF DECEMBER 31, 2008 (UNAUDITED)
AZL           PRO FORMA   AZL BALANCED INDEX     SECURITY DESCRIPTION     AZL TARGETPLUS        PRO FORMA      AZL BALANCED INDEX
TARGETPLUS  ADJUSTMENTS   STRATEGY FUND PRO                               BALANCED FUND       ADJUSTMENTS      STRATEGY FUND PRO
BALANCED                        FORMA                                                                                FORMA
FUND
SHARES         SHARES      COMBINED SHARES                                   FAIR VALUE        FAIR VALUE     COMBINED FAIR VALUE
------------------------------------------------------------------------------------------------------------------------------------
    100,000   (100,000)                       Goldman Sachs Group, Inc.,    94,817           (94,817)
                                              5.95%, 1/18/18+
    200,000   (200,000)                       Goldman Sachs Group, Inc.,    192,192         (192,192)
                                              6.15%, 4/1/18+
    100,000   (100,000)                       J.P. Morgan Chase & Co.,      105,553         (105,553)
                                              6.00%, 1/15/18+
                                              J.P. Morgan Chase & Co.,
                                              Series 1, 7.94%, 4/29/49,
    100,000   (100,000)                       Callable 4/30/18 @ 100+         83,183                      -
                                                                                                (83,183)
                                              Macquarie Bank, Ltd., Series B,
                                              4.10%, 12/17/13,
    100,000   (100,000)                       MTN(b)                            101,985     (101,985)
                                              Merrill Lynch & Co.,
                                              Series E, 4.20%, 5/30/14,
    100,000   (100,000)                       MTN(a)+                           109,621     (109,621)
                                              Morgan Stanley, Series F,
                                              5.95%, 12/28/17,
    200,000   (200,000)                       MTN+                              165,996     (165,996)
    100,000   (100,000)                       Morgan Stanley Series F,          87,729       (87,729)
                                              6.63%, 4/1/18, MTN+
                                                                               1,465,281     (1,465,281)
Electric Utilities
(0.0%):
    100,000   (100,000)                       Southern Co., Series 08-A,        96,702       (96,702)
                                              2.92%, 8/20/10 (a)+

Electronic Equipment & Instruments (0.0%):
    100,000   100,000                         General Electric Co.              99,695       (99,695)
                                              5.25%, 12/6/17+

Media
(0.0%):
    200,000   (200,000)                       Time Warner Cable, Inc.,          186,749     (186,749)
                                              5.40%, 7/2/12+
                                              TOTAL CORPORATE BONDS            3,306,735     (3,306,735)
                                              (COST $--)
YANKEE DOLLARS (0.0%):
    100,000   (100,000)                       British Telecom plc,              86,997       (86,997)
                                              5.95%, 1/15/18+
                                              Royal Bank of Scotland
                                              Group plc,
    100,000   (100,000)                       6.99%, 10/29/49(b)+               46,753       (46,753)
                                              TOTAL YANKEE DOLLARS (COST        133,750     (133,750)
                                              $--)

                                       106
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL BALANCED INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS ^
AS OF DECEMBER 31, 2008 (UNAUDITED)
AZL           PRO FORMA   AZL BALANCED INDEX     SECURITY DESCRIPTION     AZL TARGETPLUS        PRO FORMA      AZL BALANCED INDEX
TARGETPLUS  ADJUSTMENTS   STRATEGY FUND PRO                               BALANCED FUND       ADJUSTMENTS      STRATEGY FUND PRO
BALANCED                        FORMA                                                                                FORMA
FUND
SHARES         SHARES      COMBINED SHARES                                   FAIR VALUE        FAIR VALUE     COMBINED FAIR VALUE
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.0%):
        200   (200)                           Bank of America Corp.,            130,000     (130,000)
                                              Series L+
        200   (200)                           Wachovia Corp., Series L+         150,000     (150,000)
                                              TOTAL PREFERRED STOCKS            280,000     (280,000)
                                              (COST $--)

MUNICIPAL BONDS (0.0%):
    200,000   (200,000)                       Illinois State GO, 4.50%,         201,742     (201,742)
                                              6/24/09+
                                              TOTAL MUNICIPAL BONDS             201,742     (201,742)
                                              (COST $--)

U.S. GOVERNMENT AGENCY MORTGAGES (0.0%):
Federal Home Loan Bank (0.0%):
  3,100,000 (3,100,000)   3,100,000           0.23%, 1/21/09(d)+               3,100,000     (3,100,000)

Federal Home Loan Mortgage Corporation (0.0%):
    650,000   (650,000)                       5.25%, 1/12/09+                   650,890     (650,890)
    200,000   (200,000)                       5.25%, 7/10/15+                   203,725     (203,725)
                                                                                854,615     (854,615)
Federal Home Loan Mortgage Corporation (0.0%):
  3,900,000 (3,900,000)                       0.15%, 1/21/09(d)+               3,900,000     (3,900,000)

Federal National Mortgage Association (0.0%):
    800,000   (800,000)                       1.12%, 2/2/09(d)+                 799,993     (799,993)
  1,000,000  (1,000,000)                      6.50%, 1/1/35                    1,038,438     (1,038,438)
    700,000   (700,000)                       5.50%, 1/15/37, TBA               717,500     (717,500)
    474,882   (474,882)                       5.00%, 3/1/37+                    485,412     (485,412)
    499,999   (499,999)                       6.00%, 5/1/37, Pool               515,333     (515,333)
                                              #888429+
    479,849   (479,849)                       5.50%, 2/1/38, Pool               492,465     (492,465)
                                              #995021+
    284,801   (284,801)                       5.50%, 6/1/38, Pool               292,273     (292,273)
                                              #889996+

                                       107
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL BALANCED INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS ^
AS OF DECEMBER 31, 2008 (UNAUDITED)
AZL           PRO FORMA   AZL BALANCED INDEX     SECURITY DESCRIPTION     AZL TARGETPLUS        PRO FORMA      AZL BALANCED INDEX
TARGETPLUS  ADJUSTMENTS   STRATEGY FUND PRO                               BALANCED FUND       ADJUSTMENTS      STRATEGY FUND PRO
BALANCED                        FORMA                                                                                FORMA
FUND
SHARES         SHARES      COMBINED SHARES                                   FAIR VALUE        FAIR VALUE     COMBINED FAIR VALUE
------------------------------------------------------------------------------------------------------------------------------------
    500,000   (500,000)                       5.50%, 9/1/38, Pool               513,068     (513,068)
                                              #987818+
    192,231   (192,231)                       5.50%, 9/1/38, Pool               197,275     (197,275)
                                              #889995+
  4,100,000  (4,100,000)                      5.00%, 1/13/39, Pool             4,185,846     (4,185,846)
                                              #19888 TBA
                                                                               9,237,603     (9,237,603)
Government National Mortgage Association (0.0%):
  1,000,000  (1,000,000)                      5.00%, 1/1/35, Pool #7063        1,025,000     (1,025,000)
                                              TBA
  1,000,000  (1,000,000)                      5.50%, 1/15/37, Pool             1,029,688     (1,029,688)
                                              #14591 TBA
  2,500,000  (2,500,000)                      6.00%, 1/15/37, Pool #7063       2,578,905     (2,578,905)
                                              TBA
    391,584   (391,584)                       6.00%, 2/15/37, Pool              404,735     (404,735)
                                              #663819+
    437,759   (437,759)                       6.00%, 5/15/37+                   452,461     (452,461)
    591,336   (591,336)                       6.00%, 6/15/38, Pool              611,196     (611,196)
                                              #675493+
                                                                               6,101,985     (6,101,985)

United Mexican States (0.0%):
     40,000  (40,000)                         5.63%, 1/15/17+                   40,000       (40,000)
     40,000  (40,000)                         8.30%, 8/15/31, MTN+              49,000       (49,000)
     20,000  (20,000)                         6.75%, 9/27/34, MTN+              21,100       (21,100)
                                                                                110,100     (110,100)
                                              TOTAL U.S. GOVERNMENT
                                              AGENCY MORTGAGES
                                              (COST $--)                        23,304,303 (23,304,303)

U.S. TREASURY OBLIGATIONS (0.0%):
U.S. Treasury Bonds (0.0%)
    100,000   (100,000)                       6.00%, 2/15/26+                   139,563     (139,563)
    200,000   (200,000)                       5.00%, 5/15/37+                   289,781     (289,781)
                                                                                429,344     (429,344)

U.S. Treasury Inflation Index Bond (0.0%)

                                       108
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                       Statement of Additional Information

AZL BALANCED INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS ^
AS OF DECEMBER 31, 2008 (UNAUDITED)
AZL           PRO FORMA   AZL BALANCED INDEX     SECURITY DESCRIPTION     AZL TARGETPLUS        PRO FORMA      AZL BALANCED INDEX
TARGETPLUS  ADJUSTMENTS   STRATEGY FUND PRO                               BALANCED FUND       ADJUSTMENTS      STRATEGY FUND PRO
BALANCED                        FORMA                                                                                FORMA
FUND
SHARES         SHARES      COMBINED SHARES                                   FAIR VALUE        FAIR VALUE     COMBINED FAIR VALUE
------------------------------------------------------------------------------------------------------------------------------------
    100,000   (100,000)                       2.00%, 1/15/26+                   102,783    (102,783)
                                              TOTAL U.S. TREASURY OBLIGATIONS   532,127    (532,127)
                                              (COST $--)

REPURCHASE AGREEMENTS (0.0%):
                                              J. P. Morgan Chase Bank,
                                              N.A.,
                                              dated 12/31/08, 0.04%,
                                              due 1/2/09, proceeds
                                              $4,900,011; fully
                                              collateralized
                                              by FNMA, 7.25% 1/15/10,
  4,900,000 (4,900,000)                       value at $4,838,176+             4,900,000     (4,900,000)

                                              Barclays Capital, Inc.,
                                              dated 12/31/08, 0.06%,
                                              due 1/5/09, proceeds
                                              $3,500,029; fully
                                              collateralized
                                              by FNMA, 3.85% 4/17/13,
  3,500,000 (3,500,000)                       value at $3,548,133              3,500,000     (3,500,000)
                                              TOTAL REPURCHASE                 8,400,000     (8,400,000)
                                              AGREEMENTS
                                              (COST $--)
FOREIGN BONDS (0.0%):
                                              American International
                                              Group, Inc.,
    100,000   (100,000)                       5.07%, 4/26/11, MTN(a)+           75,300       (75,300)
    150,000   (150,000)                       Gaz Capital SA, Series 7,         97,460       (97,460)
                                              6.21%, 11/22/16+
                                              TOTAL FOREIGN BONDS (COST         172,760     (172,760)
                                              $--)

INVESTMENT COMPANY (0.0%):
  1,773,859 (1,773,859)                       Dreyfus Treasury Prime Cash      1,773,859     (1,773,859)
                                              Management, 0.17%(d)
                                              TOTAL INVESTMENT COMPANY         1,773,859     (1,773,859)
                                              (COST $--)

                                       109
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL BALANCED INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS ^
AS OF DECEMBER 31, 2008 (UNAUDITED)
AZL           PRO FORMA   AZL BALANCED INDEX     SECURITY DESCRIPTION     AZL TARGETPLUS        PRO FORMA      AZL BALANCED INDEX
TARGETPLUS  ADJUSTMENTS   STRATEGY FUND PRO                               BALANCED FUND       ADJUSTMENTS      STRATEGY FUND PRO
BALANCED                        FORMA                                                                                FORMA
FUND
SHARES         SHARES      COMBINED SHARES                                   FAIR VALUE        FAIR VALUE     COMBINED FAIR VALUE
------------------------------------------------------------------------------------------------------------------------------------
PURCHASED CALL OPTION (0.0%):
                                              1-Year Interest Rate SWAP,
                                              Receive 3-Month USD-LIBOR
                                              Floating Rate Index,
        310 (310)                             Strike @ 4.25 Exp. 7/8/11+        153,668     (153,668)
                                              TOTAL PURCHASED CALL              153,668     (153,668)
                                              OPTIONS
                                               (COST $--)
PUT OPTIONS PURCHASED (0.0%):
                                              Federal National Mortgage
                                              Association,
                                              5.00%, Strike @ 50.00
        260   (260)                           Exp. 1/6/09(c)                   -            -                  -
                                              Federal National Mortgage
                                              Association,
                                              5.50%, Strike @ 53.00
         50   (50)                            Exp. 1/6/09(c)                   -            -                  -
                                              Federal National Mortgage
                                              Association,
                                              6.00%, Strike @ 55.00
         30   (30)                            Exp. 1/6/09(c)                   -            -                  -
                                              Federal National Mortgage
                                              Association, 6.00%,
                                              Strike @ 52.00
         20   (20)                            Exp. 1/6/09(c)                   -            -                  -
                                              Government National
                                              Mortgage
                                              Association, 6.00%,
                                              Strike @ 45.00
        150   (150)                           Exp. 1/14/09(c)                  -            -                  -

                                       110
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL BALANCED INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS ^
AS OF DECEMBER 31, 2008 (UNAUDITED)
AZL           PRO FORMA   AZL BALANCED INDEX     SECURITY DESCRIPTION     AZL TARGETPLUS        PRO FORMA      AZL BALANCED INDEX
TARGETPLUS  ADJUSTMENTS   STRATEGY FUND PRO                               BALANCED FUND       ADJUSTMENTS      STRATEGY FUND PRO
BALANCED                        FORMA                                                                                FORMA
FUND
SHARES         SHARES      COMBINED SHARES                                   FAIR VALUE        FAIR VALUE     COMBINED FAIR VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                              Federal National Mortgage
                                              Association, 5.00%,
                                              Strike @ 45.00
        100   (100)                           Exp. 1/6/09(c)                   -            -                  -
                                              TOTAL PUT OPTIONS                -            -                  -
                                              PURCHASED (COST $--)
AFFILIATED INVESTMENT COMPANIES (124.3%):
            2,589,321    2,589,321            AZL S&P 500 Index Fund,                      15,924,323         15,924,323
                                              Class 2
            459,356      459,356              AZL Mid Cap Index Fund                       4,593,555          4,593,555
            385,204      385,204              AZL Small Cap Stock Index                    2,449,896          2,449,896
                                              Fund
            765,593      765,593              AZL International Index                      7,655,925          7,655,925
                                              Fund
            3,062,370    3,062,370            AZL Enhanced Bond Index                      30,623,699         30,623,699
                                              Fund
                                              TOTAL INVESTMENT                  61,247,398  -                   61,247,398
                                              SECURITIES
                                               (COST 62,001,301)(E)
                                              -124.3%
                                              NET OTHER ASSETS                              -                  (11,897,646)
                                              (LIABILITIES) - (24.2)%         (11,897,646)
                                              ADJUSTMENTS FOR                                                         (73,500)
                                              REORGANIZATION FEES (F) -
                                              (0.1)%
                                              NET ASSETS - 100.0%              $            $  -               $ 49,276,252
                                                                              49,349,752

Percentages indicated are based on net assets as of December 31, 2008.
* Non-income producing security
+ Investment securities are segregated as collateral. The aggregate fair value of these securities is $22,589,817.
^ Due to the different investment strategy employed by the AZL Balanced Index Strategy Fund in achieving its investment objective, it is anticipated that all of the investments of AZL TargetPLUS Balanced Fund will be sold by the merger date.  See Notes 1 and 2 to the Pro Forma Notes to Combining Financial Statements.
ADR-American Depository Receipt
GO-General Obligation
LIBOR-Represents the London InterBank Offered Rate
PLC-Public Liability Co.
SPA-Standby Purchase Agreement

                                       111
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

TBA-To be announced. Represents 19.3% of the Fund's net assets.
(a) Variable rate security. The rate presented represents the rate in effect at December 31, 2008. The date presented represents the final maturity date.
(b) Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.
(c) Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2008, these securities represent 0.0% of the net assets of the Fund.
(d) The rate presented represents the effective yield at December 31, 2008.
(e) Cost for federal income tax purposes is $62,431,879. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation . . . . . . . . . . . . . .  $            2,803,653
.. . . .
Unrealized depreciation . . . .. . . . . . . . . . .              (3,988,134)
.. . .
Net unrealized depreciation . . . . . . . . . . . .               (1,184,481)
.. . .

(f) Represents the estimated reorganization fees and expenses that are to be expected to be paid by the Funds.


                                       112
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

As of December 31, 2008 the Fund's open foreign currency exchange contracts were as follows:

                                                                                            Appreciation/
Long Contracts                                     Delivery Date Contract Amount Fair Value (Depreciation)
--------------                                     ------------- --------------- ---------- --------------
Received 22,252 Brazilian Real in exchange for
  U.S. Dollars....................................   6/2/2009       $ 11,696      $  9,092     $ (2,604)
Received 13,137 Brazilian Real in exchange for
  U.S. Dollars....................................   2/3/2009          5,915         5,565         (350)
Received 284,660 Chinese Renminbi in exchange for
  U.S. Dollars....................................   2/11/2009        43,000        41,463       (1,537)
Received 410,195 Chinese Renminbi in exchange for
  U.S. Dollars....................................   9/8/2009         59,160        59,062          (98)
Received 761,369 Chinese Renminbi in exchange for
  U.S. Dollars....................................   7/15/2009       118,000       109,770       (8,230)
Received 13,000 European Euro in exchange for
  U.S. Dollars....................................   1/13/2009        18,059        18,057           (2)
Received 47,449 British Sterling Pounds in
  exchange for U.S. Dollars.......................   1/2/2009         69,765        68,204       (1,561)
Received 695,189 Hong Kong Dollars in exchange
  for U.S. Dollars................................   1/2/2009         89,703        89,702           (1)
Received 206,360,000 Indonesian Rupiah in
  exchange for U.S. Dollars.......................   3/31/2009        19,931        18,425       (1,506)
Received 861,000 Japanese Yen in exchange for
  U.S. Dollars....................................   1/8/2009          8,990         9,502          512
Received 3,579 Mexican Nuevo Peso in exchange for
  U.S. Dollars....................................   5/19/2009           328           250          (78)
Received 10,792 Malaysian Ringgit in exchange for
  U.S. Dollars....................................   2/12/2009         3,048         3,117           69
Received 1,461,070 Philippine Peso in exchange
  for U.S. Dollars................................   2/6/2009         31,241        30,639         (602)
Received 2,608 Polish Zloty in exchange for U.S.
  Dollars.........................................   5/6/2009          1,155           871         (284)
Received 52,445 New Romanian Leu in exchange for
  U.S. Dollars....................................   1/28/2009        21,319        17,968       (3,351)
Received 83,585 Singapore Dollars in exchange for
  U.S. Dollars....................................   7/30/2009        56,257        57,959        1,702
                                                                                               --------
                                                                                               $(17,921)
                                                                                               ========

                                      113
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

                                                   Delivery                             Appreciation/
Short Contracts                                      Date    Contract Amount Fair Value (Depreciation)
---------------                                    --------- --------------- ---------- --------------
Delivered 19,031 Brazilian Real in exchange for
  U.S. Dollars.................................... 2/3/2009     $  8,690      $  8,062     $    628
Delivered 679,360 Chinese Renminbi in exchange
  for U.S. Dollars................................ 7/15/2009      98,000        97,946           54
Delivered 164,000 European Euro in exchange for
  U.S. Dollars.................................... 1/13/2009     206,471       227,800      (21,329)
Delivered 70,629 British Sterling Pounds in
  exchange for U.S. Dollars....................... 1/13/2009     106,963       101,479        5,484
Delivered 15,802,736 Hungarian Forint in exchange
  for U.S. Dollars................................ 5/6/2009       71,056        81,590      (10,534)
Delivered 293,844 Japanese Yen in exchange for
  U.S. Dollars.................................... 1/8/2009        3,086         3,243         (157)
Delivered 52,445 New Romanian Leu exchange for
  U.S. Dollars.................................... 1/28/2009      19,391        17,968        1,423
Delivered 23,087 South African Rand in exchange
  for U.S. Dollars................................ 5/14/2009       2,095         2,417         (322)
                                                                                           --------
                                                                                           $(24,753)
                                                                                           ========

                                      114
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

As of December 31, 2008 the Fund's open futures contracts were as follows:

                                                                     Number     Unrealized
                                                         Expiration    of     Appreciation/
Description                                        Type     Date    Contracts (Depreciation)
-----------                                        ----- ---------- --------- --------------
Euro-Schatz 2-Year March Futures.................. Short    3/09       (1)       $   (706)
Euro Bobl March Futures........................... Long     3/09        4           5,848
Euro Bond March Futures........................... Long     3/09        2           6,636
Long Gilt March Futures........................... Short    3/09       (2)        (13,728)
90-Day British Sterling Pound March Futures....... Long     3/09        2           3,566
90-Day British Sterling Pound June Futures........ Long     6/09        4          33,638
90-Day British Sterling Pound December Futures.... Long    12/09        3          21,541
90-Day Eurodollar March Futures................... Long     3/09        3           8,475
90-Day Eurodollar June Futures.................... Long     6/09        3          13,200
90-Day Eurodollar September Futures............... Long     9/09        2          10,150
90-Day Eurodollar December Futures................ Long    12/09       24         145,463
U.S. Treasury 5-Year Note March Futures........... Long     3/09       12          11,875
U.S. Treasury 10-Year Note March Futures.......... Long     3/09        5          16,273
                                                                                 --------
Total.............................................                               $262,231
                                                                                 ========

                                      115
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Interest Rate Swaps at December 31, 2008:


                                                                                                     Unrealized
                                      Floating Rate (Pay)/Receive            Expiration  Notional  Appreciation/
Counterparty                              Index     Floating Rate Fixed Rate    Date      Amount   (Depreciation)
------------                          ------------- ------------- ---------- ---------- ---------- --------------
HSBC Bank USA........................ South African
                                      Interbank          Pay         9.99%   11/9/2010  $  300,000    $    692
Citibank............................. South Africa
                                      Interbank          Pay         9.99%   11/9/2010     100,000         219
Barclays Bank PLC.................... 6-Month
                                      EUR Libor          Pay         4.00%   9/19/2017     100,000      10,618
Morgan Stanley Capital Services Inc.. 6-Month
                                      GBP Libor          Pay         6.00%   9/18/2009     100,000       2,104
UBS AG............................... Brazil Cetip
                                      Interbank
                                      Deposit Rate       Pay        13.85%    1/2/2012     500,000      11,794
Goldman Sachs Group.................. 6-Month
                                      GBP LIBOR          Pay         4.50%   9/17/2011     600,000      43,305
Morgan Stanley Capital Services Inc.. 3-Month
                                      USD Libor          Pay         5.00%   12/17/2018    536,000     109,997
Royal Bank of Scotland............... 3-Month
                                      USD Libor          Pay         4.00%   6/17/2010   3,400,000      56,804
Morgan Stanley Capital Services Inc.. 6-Month
                                      EUR Euribor        Pay         5.50%   12/17/2010    100,000       7,193
Goldman Sachs Group.................. 6-Month
                                      GBP LIBOR        Receive       4.00%   6/15/2037     100,000     (10,530)
Merrill Lynch Capital Services, Inc.. 3-Month
                                      USD Libor          Pay         4.00%   12/17/2013    400,000      38,462
Goldman Sachs Group.................. 3-Month
                                      USD Libor          Pay         4.00%   6/17/2010   5,000,000     120,736
Deutsch Bank......................... 6-Month
                                      EUR Euribor        Pay         4.50%   3/18/2014     100,000       7,497
Goldman Sachs Group.................. 6-Month
                                      GBP LIBOR          Pay         5.00%   3/18/2014     100,000      14,490
Bank of America...................... 3-Month
                                      USD Libor        Receive       5.00%   12/17/2028    200,000     (58,690)
Merrill Lynch Capital Services, Inc.. 3-Month
                                      USD Libor        Receive       5.00%   12/17/2028    100,000     (32,250)


                                      116
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Interest Rate Swaps at December 31, 2008:


                                                                                                    Unrealized
                                      Floating Rate (Pay)/Receive            Expiration Notional  Appreciation/
Counterparty                              Index     Floating Rate Fixed Rate    Date     Amount   (Depreciation)
------------                          ------------- ------------- ---------- ---------- --------- --------------
Goldman Sachs Group..................  6-Month EUR
                                       Euribor           Pay         4.50%   3/18/2024    600,000      56,074
Deutsch Bank.........................  6-Month GBP
                                       LIBOR             Pay         5.00%   3/18/2011    100,000       8,331
Royal Bank of Scotland...............  6-Month GBP
                                       LIBOR             Pay         5.00%   3/18/2014    200,000      29,562
Barclays Bank PLC....................  3-Month USD
                                       Libor             Pay         4.00%   6/17/2010  1,200,000      26,613
Credit Suisse........................  3-Month USD
                                       Libor           Receive       5.00%   12/17/2028   200,000     (64,289)
Citibank.............................  6-Month GBP
                                       LIBOR             Pay         5.00%   3/18/2011    200,000      16,333
Bank of America......................  3-Month USD
                                       Libor             Pay         4.00%   12/17/2013   400,000      38,988
Citibank.............................  3-Month USD
                                       Libor           Receive       3.00%   6/17/2029    200,000      12,844
Merrill Lynch Capital Services, Inc..  3-Month USD
                                       Libor           Receive       5.00%   12/17/2038   200,000     (68,656)
Royal Bank of Scotland PLC...........  3-Month USD
                                       Libor             Pay         4.00%   6/17/2014    100,000       1,481
Credit Suisse........................  3-Month USD
                                       Libor           Receive       4.00%   6/17/2024    200,000      (3,476)
Citibank.............................  3-Month USD
                                       Libor             Pay         4.00%   6/17/2014    100,000       1,649
                                                                                                     --------
                                                                                                     $377,895
                                                                                                     ========


                                      117
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Credit Default Swaps as of December 31, 2008:
Credit Default Swaps on Corporate and Sovereign Issues

                                                                                           Unrealized   Impelied
                                   Buy/Sell    (Pay)/Receive Expiration Notional  Market Appreciation/   Credit
Counterparty    Reference Entity Protection(I)  Fixed Rate      Date    Amount(2) Value  (Depreciation) Spread(3)
------------    ---------------- ------------- ------------- ---------- --------- ------ -------------- ---------
Morgan Stanley      BRITISH
  Capital           TELECOM
  Service......     PLC               Buy          (1.36)     3/20/18   $100,000   $(73)     $(111)       1.37%

Credit Default Swaps on Credit Indices

                                                                                                     Unrealized
                           Reference    Buy/Sell    (Pay)/Receive Expiration Notional     Market   Appreciation/
Counterparty                Entity    Protection(I)  Fixed Rate      Date    Amount(2)   Value(4)  (Depreciation)
------------              ----------- ------------- ------------- ---------- ---------- ---------  --------------
Deutsch Bank............. CDX IG9         Sell
                          Future                        1.29%      12/20/12  $  200,000 $     947    $   1,033
Deutsch Bank............. CDX IG9         Sell
                          Future                        0.82       12/20/12      97,228       878          900
Barclays Bank............ CDX IG9         Sell
                          Future                        0.82       12/20/12      97,228       878          900
Merrill Lynch             CDX IG11        Sell
  International.......... Future                         1.5       12/20/13     200,000    (3,994)      (2,944)
Merrill Lynch             CDX Hy-9        Sell
  International.......... Future                        3.75       12/20/12     490,000   (86,361)     (67,819)
Bank of America.......... HY-8 Future     Sell          2.75       06/20/12     339,080   (57,570)     (50,290)
Barclays Bank............ CDX EM10        Sell
                          future                        3.35       12/20/13   2,400,000  (359,992)    (114,058)
Deutsch Bank............. CDX EM10        Sell
                          future                        3.35       12/20/13     800,000  (119,997)     (79,884)
UBS AG................... CDX EM9         Sell
                          future                        2.65       06/20/13     700,000  (109,793)    (100,400)
Credit Sussie............ Market          Sell
                          ABX.HE.AA
                          07-01                         0.15       08/25/37     100,000   (94,500)     (24,499)
Royal Bank of scotland... CDX Hy-10       Sell
                          Future                           5       06/20/13     200,000   (31,666)     (17,722)
Barclays Bank............ CDX Hy-10       Sell
                          Future                           5       06/20/13     200,000   (31,666)     (18,222)

                                      118
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

                                                                                              Unrealized
                     Reference   Buy/Sell    (Pay)/Receive Expiration Notional     Market   Appreciation/
Counterparty          Entity   Protection(I)  Fixed Rate      Date    Amount(2)   Value(4)  (Depreciation)
------------         --------- ------------- ------------- ---------- ---------- ---------  --------------
Credit Sussie....... CDX Hy-10     Sell             5       06/20/13     200,000   (31,666)     (18,302)
                     Future
Deutsch Bank........ CDX IG11      Sell           1.5       12/20/13   2,000,000   (39,943)     (23,184)
                     Future
Goldman Sachs....... CDX IG7       Sell          0.65       12/20/16      97,600    (7,125)         626
                     Future
                                                                      ---------- ---------    ---------
                                                                      $8,121,136 $(971,570)   $(513,865)
                                                                      ========== =========    =========

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the related defaulted reference entities and take delivery of the reference entities or (ii) pay a net amount equal to the notional amount of the related defaulted reference entities less their recovery value. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the related defaulted reference entities and deliver the reference entities or
    (ii) receive a net amount equal to the notional amount of the related defaulted reference entities less their recovery value.

(2) The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4) The market value of credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk for the credit derivative as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Written Swap Options outstanding on December 31, 2008:

                                       Floating Rate Exercise Expiration Number of
Description               Counterparty     Index       Rate      Date    Contracts  Premium  Fair Value
-----------               ------------ ------------- -------- ---------- --------- --------  ----------
Call -- OTC 7-Year          Royal         Rec--3-
  Interest Rate Swap.....   Bank of       month
                            Scotland      USD-
                                          LIBOR        4.90%    7/8/16     $(100)  $(28,200) $(155,496)
                                                                           -----   --------  ---------
                                                                           $(100)  $(28,200) $(155,496)
                                                                           =====   ========  =========

                                      119
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL BlackRock Capital Appreciation Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                   BlackRock
     BlackRock       BlackRock  Columbia                                            Capital    BlackRock   Columbia
      Capital         Growth   Technology Proforma                                Appreciation  Growth    Technology  Proforma
 Appreciation Fund     Fund       Fund    Combined                                    Fund       Fund        Fund     Combined
      Shares          Shares     Shares    Shares      Security Description        Fair Value   Shares    Fair Value Fair Value
 -----------------   --------- ---------- -------- -----------------------------  ------------ ---------- ---------- ----------
Common Stocks (98.1%):
   Aerospace & Defense (2.1%):
                       73,200              73,200  Boeing Co. (The)                $       --  $3,123,444  $     --  $3,123,444
   48,300                                  48,300  Honeywell International, Inc.    1,585,689                         1,585,689
   23,600                                  23,600  Northrop Grumman Corp.           1,062,944                         1,062,944
                                                                                   ----------  ----------            ----------
                                                                                    2,648,633   3,123,444             5,772,077
                                                                                   ----------  ----------            ----------
Air Freight & Logistics (2.1%):
   36,900                                          Expeditors International of
                                           36,900  Washington, Inc.                 1,227,663                         1,227,663
   9,100                                           United Parcel Service, Inc.,
                       71,600              80,700  Class B                            501,956   3,949,456             4,451,412
                                                                                   ----------  ----------            ----------
                                                                                    1,729,619   3,949,456             5,679,075
                                                                                   ----------  ----------            ----------
Airline (0.4%):
   94,500                                  94,500  Delta Air Lines, Inc.*           1,082,970                         1,082,970
                                                                                   ----------                        ----------
Beverages (3.3%):
   58,600                                  58,600  Coca-Cola Co.                    2,652,822                         2,652,822
   19,500             100,000             119,500  PepsiCo, Inc.                    1,068,015   5,477,000             6,545,015
                                                                                   ----------  ----------            ----------
                                                                                    3,720,837   5,477,000             9,197,837
                                                                                   ----------  ----------            ----------
Biotechnology (2.1%):
   34,700                                  34,700  Celgene Corp.*                   1,918,216                         1,918,216
                                 3,160      3,160  Genentech, Inc.*                                         261,996     261,996
   24,300                                  24,300  Genzyme Corp.*                   1,612,791                         1,612,791

                                      120
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL BlackRock Capital Appreciation Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                   BlackRock
                     BlackRock  Columbia                                            Capital    BlackRock  Columbia
 BlackRock Capital    Growth   Technology Proforma                                Appreciation  Growth   Technology  Proforma
 Appreciation Fund     Fund       Fund    Combined                                 Fund Fair     Fund    Fund Fair   Combined
      Shares          Shares     Shares    Shares      Security Description          Value      Shares     Value    Fair Value
 -----------------   --------- ---------- -------- -----------------------------  ------------ --------- ---------- ----------
   37,200                                  37,200  Gilead Sciences, Inc.*          1,902,408                        1,902,408
                                                                                   ---------              -------   ---------
                                                                                   5,433,415              261,996   5,695,411
                                                                                   ---------              -------   ---------
Capital Markets (1.9%):
   50,100                                  50,100  Janus Capital Group, Inc.         402,303                          402,303
                      126,300             126,300  State Street Corp.                          4,967,379            4,967,379
                                                                                   ---------   ---------            ---------
                                                                                     402,303   4,967,379            5,369,682
                                                                                   ---------   ---------            ---------
Chemicals (1.4%):
   22,900                                  22,900  Ecolab, Inc.                      804,935                          804,935
                       86,900              86,900  Mosaic Corp.                                3,006,740            3,006,740
                                                                                   ---------   ---------            ---------
                                                                                     804,935   3,006,740            3,811,675
                                                                                   ---------   ---------            ---------
Commercial Banks (0.4%):

   33,800                                  33,800  Wells Fargo & Co.                 996,424                          996,424
                                                                                   ---------                        ---------
Commercial Services & Supplies (0.5%):
                                 5,391      5,391  CoStar Group, Inc.*                                    177,579     177,579
                                 3,020      3,020  FTI Consulting, Inc.*                                  134,934     134,934
   32,000                                  32,000  Waste Management, Inc.          1,060,480                        1,060,480
                                                                                   ---------              -------   ---------
                                                                                   1,060,480              312,513   1,372,993
                                                                                   ---------              -------   ---------

                                      121
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL BlackRock Capital Appreciation Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                   BlackRock
                     BlackRock  Columbia                                            Capital                 Columbia
 BlackRock Capital    Growth   Technology Proforma                                Appreciation  BlackRock  Technology  Proforma
 Appreciation Fund     Fund       Fund    Combined                                 Fund Fair     Growth    Fund Fair   Combined
      Shares          Shares     Shares    Shares      Security Description          Value     Fund Shares   Value    Fair Value
 -----------------   --------- ---------- -------- -----------------------------  ------------ ----------- ---------- ----------
Communications Equipment (10.5%):
   212,100            339,300             551,400  Cisco Systems, Inc.*.           3,457,230    5,530,590              8,987,820
                                 18,700    18,700  Harris Corp.                                              711,535     711,535
                                 12,190    12,190  Juniper Networks, Inc.*                                   213,447     213,447
                      354,100    25,950   380,050  Nokia Corp., ADR.                            5,523,960    404,820   5,928,780
   103,100            160,500    73,550   337,150  QUALCOMM, Inc.                  3,694,073    5,750,715  2,635,297  12,080,085
                                 21,030    21,030  Research In Motion, Ltd.*                                 853,397     853,397
                                                                                   ---------   ----------  ---------  ----------
                                                                                   7,151,303   16,805,265  4,818,496  28,775,064
                                                                                   ---------   ----------  ---------  ----------
Computers & Peripherals (5.4%):
   23,400                        47,788    71,188  Apple, Inc.*                    1,997,190               4,078,706   6,075,896
                      496,100    50,370   546,470  EMC Corp.*                                   5,194,167    527,374   5,721,541
   49,600                         9,950    59,550  Hewlett-Packard Co.             1,799,984                 361,085   2,161,069
                                 38,760    38,760  NetApp, Inc.*                                             541,477     541,477
                                 14,713    14,713  PC Connection, Inc.*                                       75,331      75,331
                                                                                   ---------   ----------  ---------  ----------
                                                                                   3,797,174    5,194,167  5,583,973  14,575,314
                                                                                   ---------   ----------  ---------  ----------
Construction & Engineering (4.8%):
   19,800                                  19,800  Fluor Corp.                       888,426                             888,426
                      131,500             131,500  Foster Wheeler, Ltd.*                        3,074,470              3,074,470
                      284,800             284,800  Quanta Services, Inc.*                       5,639,040              5,639,040
                      181,500             181,500  Shaw Group, Inc.*                            3,715,305              3,715,305
                                                                                   ---------   ----------             ----------
                                                                                     888,426   12,428,815             13,317,241
                                                                                   ---------   ----------             ----------

                                      122
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL BlackRock Capital Appreciation Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                   BlackRock
                     BlackRock  Columbia                                            Capital    BlackRock  Columbia
 BlackRock Capital    Growth   Technology Proforma                                Appreciation  Growth   Technology  Proforma
 Appreciation Fund     Fund       Fund    Combined                                 Fund Fair     Fund    Fund Fair   Combined
      Shares          Shares     Shares    Shares      Security Description          Value      Shares     Value    Fair Value
 -----------------   --------- ---------- -------- -----------------------------  ------------ --------- ---------- ----------
Consumer Finance (1.5%):
                                                                                               ---------            ---------
                      225,500             225,500  American Express Co.                        4,183,025            4,183,025
                                                                                               ---------            ---------
Diversified Consumer Services (0.7%):
                                                                                   ---------                        ---------
   26,200                                  26,200  Apollo Group, Inc., Class A*    2,007,444                        2,007,444
                                                                                   ---------                        ---------
Diversified Financial Services (2.0%):
   1,900                                    1,900  CME Group, Inc.                   395,409                          395,409
   29,600                                  29,600  JP Morgan Chase & Co.             933,288                          933,288
                      157,400             157,400  NYSE Euronext                               4,309,612            4,309,612
                                                                                   ---------   ---------            ---------
                                                                                   1,328,697   4,309,612            5,638,309
                                                                                   ---------   ---------            ---------
Diversified Telecommunication Services (0.3%):
   20,600                                  20,600  AT&T, Inc.                        587,100                          587,100
                                 21,560    21,560  Neutral Tandem, Inc.*                                  349,703     349,703
                                                                                   ---------              -------   ---------
                                                                                     587,100              349,703     936,803
                                                                                   ---------              -------   ---------
Electric Utilities (0.5%):
                                                                                   ---------                        ---------
   26,900                                  26,900  Exelon Corp.                    1,495,909                        1,495,909
                                                                                   ---------                        ---------
Energy Equipment & Services (1.5%):
   31,900                                  31,900  Schlumberger, Ltd.              1,350,327                        1,350,327
   7,200               54,100              61,300  Transocean, Ltd.*                 340,200   2,556,225            2,896,425
                                                                                   ---------   ---------            ---------
                                                                                   1,690,527   2,556,225            4,246,752
                                                                                   ---------   ---------            ---------
Electronic Equipment (0.1%):
                                                   Energy Conversion Devices,
                                  6,000     6,000  Inc.*(a)                                               151,260     151,260

                                      123
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL BlackRock Capital Appreciation Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)


                                                                                   BlackRock
                     BlackRock  Columbia                                            Capital    BlackRock  Columbia
 BlackRock Capital    Growth   Technology Proforma                                Appreciation  Growth   Technology  Proforma
 Appreciation Fund     Fund       Fund    Combined                                 Fund Fair     Fund    Fund Fair   Combined
      Shares          Shares     Shares    Shares      Security Description          Value      Shares     Value    Fair Value
 -----------------   --------- ---------- -------- -----------------------------  ------------ --------- ---------- ----------
                                  1,770     1,770  First Solar, Inc.*                                     244,189      244,189
                                                                                                          -------   ----------
                                                                                                          395,449      395,449
                                                                                                          -------   ----------
Electronic Equipment & Instruments (0.3%):
                                 24,190    24,190  Agilent Technologies, Inc.*                            378,090      378,090
                                 18,500    18,500  Trimble Navigation, Ltd.*                              399,785      399,785
                                                                                                          -------   ----------
                                                                                                          777,875      777,875
                                                                                                          -------   ----------
Food & Staples Retailing (4.1%):
   38,600             137,200             175,800  CVS Caremark Corp.              1,109,364   3,943,128             5,052,492
   25,700                                  25,700  Kroger Co.                        678,737                           678,737
   32,800                                  32,800  Safeway, Inc.                     779,656                           779,656
   84,300                                  84,300  Wal-Mart Stores, Inc.           4,725,858                         4,725,858
                                                                                   ---------   ---------            ----------
                                                                                   7,293,615   3,943,128            11,236,743
                                                                                   ---------   ---------            ----------
Health Care Equipment & Supplies (3.3%):
   8,200                                    8,200  Bard (C.R.), Inc.                 690,932                           690,932
   20,800                                  20,800  Henry Schein, Inc.*               763,152                           763,152
                                  2,260     2,260  Intuitive Surgical, Inc.*                              286,997      286,997
   45,600              90,400             136,000  Medtronic, Inc.                 1,432,752   2,840,368             4,273,120
                                  4,898     4,898  NuVasive, Inc.*                                        169,716      169,716
                       69,400              69,400  Zimmer Holdings, Inc.*                      2,805,148             2,805,148
                                                                                   ---------   ---------  -------   ----------
                                                                                   2,886,836   5,645,516  456,713    8,989,065
                                                                                   ---------   ---------  -------   ----------


                                      124
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL BlackRock Capital Appreciation Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                   BlackRock
                     BlackRock  Columbia                                            Capital    BlackRock  Columbia
 BlackRock Capital    Growth   Technology Proforma                                Appreciation  Growth   Technology  Proforma
 Appreciation Fund     Fund       Fund    Combined                                 Fund Fair     Fund    Fund Fair   Combined
      Shares          Shares     Shares    Shares      Security Description          Value      Shares     Value    Fair Value
 -----------------   --------- ---------- -------- -----------------------------  ------------ --------- ---------- ----------
Health Care Providers & Services (2.1%):
                      154,400             154,400  Aetna, Inc.                                 4,400,400            4,400,400
   52,700                                  52,700  UnitedHealth Group, Inc.        1,401,820                        1,401,820
                                                                                   ---------   ---------            ---------
                                                                                   1,401,820   4,400,400            5,802,220
                                                                                   ---------   ---------            ---------
Hotels, Restaurants & Leisure (2.2%):
   47,600                                  47,600  Burger King Holdings, Inc.      1,136,688                        1,136,688
   24,800                                  24,800  McDonald's Corp.                1,542,312                        1,542,312
                      106,900             106,900  Yum! Brands, Inc.                           3,367,350            3,367,350
                                                                                   ---------   ---------            ---------
                                                                                   2,679,000   3,367,350            6,046,350
                                                                                   ---------   ---------            ---------
Household Durables (0.2%):
   63,600                                  63,600  D. R. Horton, Inc.                449,652                          449,652
                                                                                   ---------                        ---------
Household Products (0.4%):
   12,800                                  12,800  Clorox Co. (The)                  711,168                          711,168
   7,900                                    7,900  Procter & Gamble Co.              488,378                          488,378
                                                                                   ---------                        ---------
                                                                                   1,199,546                        1,199,546
                                                                                   ---------                        ---------
Industrial Conglomerate (1.4%):
                                                                                               ---------            ---------
                      243,600             243,600  General Electric Co.                        3,946,320            3,946,320
                                                                                               ---------            ---------
Insurance (0.4%):
                                                                                   ---------                        ---------
   25,600                                  25,600  Travelers Cos., Inc. (The)      1,157,120                        1,157,120
                                                                                   ---------                        ---------

                                      125
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL BlackRock Capital Appreciation Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                   BlackRock
                     BlackRock  Columbia                                            Capital                 Columbia
 BlackRock Capital    Growth   Technology Proforma                                Appreciation  BlackRock  Technology  Proforma
 Appreciation Fund     Fund       Fund    Combined                                 Fund Fair     Growth    Fund Fair   Combined
      Shares          Shares     Shares    Shares      Security Description          Value     Fund Shares   Value    Fair Value
 -----------------   --------- ---------- -------- -----------------------------  ------------ ----------- ---------- ----------
Internet & Catalog Retail (2.2%):
                                                                                   ---------   ----------             ----------
   22,000              96,500             118,500  Amazon.com, Inc.*               1,128,160    4,948,520              6,076,680
                                                                                   ---------   ----------             ----------
Internet Software & Services (6.7%):
                                 21,740    21,740  Ariba, Inc.*                                              156,745     156,745
                      202,700             202,700  eBay, Inc. *                                 2,829,692              2,829,692
                                 15,221    15,221  Equinix, Inc.*                                            809,605     809,605
                                  9,920     9,920  F5 Networks, Inc.*                                        226,771     226,771
   8,400               13,875              22,275  Google, Inc., Class A*          2,584,260    4,268,644              6,852,904
                                 61,478    61,478  Omniture, Inc.*                                           654,126     654,126
                                 29,020    29,020  VeriSign, Inc.*                                           553,702     553,702
                                 22,592    22,592  Vocus, Inc.*                                              411,400     411,400
                      465,800             465,800  Yahoo!, Inc.*                                5,682,760              5,682,760
                                                                                   ---------   ----------  ---------  ----------
                                                                                   2,584,260   12,781,096  2,812,349  18,177,705
                                                                                   ---------   ----------  ---------  ----------
IT Services (1.2%):
                                 24,020    24,020  Accenture, Ltd., Class A                                  787,616     787,616
                                                   Affiliated Computer Services,
                                 25,150    25,150  Inc., Class A*                                          1,155,642   1,155,642
                                                   Cognizant Technology
                                 38,640    38,640  Solutions Corp., Class A*.                                697,838     697,838
                                 16,410    16,410  Fiserv, Inc.*                                             596,832     596,832

                                      126
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL BlackRock Capital Appreciation Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                   BlackRock
                     BlackRock  Columbia                                            Capital    BlackRock  Columbia
 BlackRock Capital    Growth   Technology Proforma                                Appreciation  Growth   Technology  Proforma
 Appreciation Fund     Fund       Fund    Combined                                 Fund Fair     Fund    Fund Fair   Combined
      Shares          Shares     Shares    Shares      Security Description          Value      Shares     Value    Fair Value
 -----------------   --------- ---------- -------- -----------------------------  ------------ --------- ---------- ----------
                                                                                                         3,237,928  3,237,928
                                                                                                         ---------  ---------
Life Sciences Tools & Services (0.5%):
                                 12,590    12,590  Illumina, Inc.*                                         327,969    327,969
   31,400                                          Thermo Fisher Scientific,
                                           31,400  Inc.*                           1,069,798                        1,069,798
                                                                                   ---------             ---------  ---------
                                                                                   1,069,798               327,969  1,397,767
                                                                                   ---------             ---------  ---------
Machinery (3.6%):
                      137,700             137,700  Catepillar, Inc.                            6,151,059            6,151,059
   37,100                                  37,100  Cummins, Inc.                     991,683                          991,683
   49,500                                  49,500  Danaher Corp.                   2,802,195                        2,802,195
                                                                                   ---------   ---------            ---------
                                                                                   3,793,878   6,151,059            9,944,937
                                                                                   ---------   ---------            ---------
Metals & Mining (0.8%):
   32,400                                  32,400  Agnico-Eagle Mines, Ltd.        1,663,092                        1,663,092
   24,200                                          Freeport-McMoRan Copper &
                                           24,200  Gold, Inc., Class A               591,448                          591,448
                                                                                   ---------                        ---------
                                                                                   2,254,540                        2,254,540
                                                                                   ---------                        ---------
Multiline Retail (0.7%):
                                                                                   ---------                        ---------
   53,300                                  53,300  Kohl's Corp.*                   1,929,460                        1,929,460
                                                                                   ---------                        ---------
Oil, Gas & Consumable Fuels (4.6%):
   31,100                                  31,100  EOG Resources, Inc.             2,070,638                        2,070,638
   22,300                                  22,300  Exxon Mobil Corp.               1,780,209                        1,780,209

                                      127
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL BlackRock Capital Appreciation Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                   BlackRock
                     BlackRock  Columbia                                            Capital    BlackRock  Columbia
 BlackRock Capital    Growth   Technology Proforma                                Appreciation  Growth   Technology  Proforma
 Appreciation Fund     Fund       Fund    Combined                                 Fund Fair     Fund    Fund Fair   Combined
      Shares          Shares     Shares    Shares      Security Description          Value      Shares     Value    Fair Value
 -----------------   --------- ---------- -------- -----------------------------  ------------ --------- ---------- ----------
                      191,000             191,000  Halliburton Co.                             3,472,380             3,472,380
   40,500                                  40,500  Massey Energy Co.                 558,495                           558,495
   22,000                                  22,000  Valero Energy Corp.               476,080                           476,080
                      119,600             119,600  XTO Energy, Inc.                            4,218,292             4,218,292
                                                                                   ---------   ---------            ----------
                                                                                   4,885,422   7,690,672            12,576,094
                                                                                   ---------   ---------            ----------
Pharmaceuticals (4.3%):
   53,000                                  53,000  Abbott Laboratories             2,828,610                         2,828,610
                       82,300              82,300  Allergan, Inc.                              3,318,336             3,318,336
   67,200                                  67,200  Bristol-Myers Squibb Co.        1,562,400                         1,562,400
                                  6,050     6,050  ICON plc, ADR*                                          119,125     119,125
   28,600                                  28,600  Johnson & Johnson Co.           1,711,138                         1,711,138
40,900                                     40,900  Medco Health Solutions, Inc.*   1,714,119                         1,714,119
   16,900                                          Teva Pharmaceutical
                                           16,900  Industries, Ltd., ADR.            719,433                           719,433
                                                                                   ---------   --------- ---------  ----------
                                                                                   8,535,700   3,318,336   119,125  11,973,161
                                                                                   ---------   --------- ---------  ----------
Semiconductors & Semiconductor equipment (3.7%):
                                 29,780    29,780  Altera Corp.                                            497,624     497,624
                                 54,270    54,270  Analog Devices, Inc.                                  1,032,215   1,032,215
                                 35,998    35,998  ASML Holding NV                                         650,484     650,484
   63,800                                  63,800  Broadcom Corp., Class A*        1,082,686                         1,082,686

                                      128
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL BlackRock Capital Appreciation Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                   BlackRock
                     BlackRock  Columbia                                            Capital    BlackRock  Columbia
 BlackRock Capital    Growth   Technology Proforma                                Appreciation  Growth   Technology  Proforma
 Appreciation Fund     Fund       Fund    Combined                                 Fund Fair     Fund    Fund Fair   Combined
      Shares          Shares     Shares    Shares      Security Description          Value      Shares     Value    Fair Value
 -----------------   --------- ---------- -------- -----------------------------  ------------ --------- ---------- ----------
                                 24,200    24,200  FEI Co.*                                                456,412     456,412
                                  8,780     8,780  Hittite Microwave Corp.*                                258,659     258,659
                                 19,530    19,530  Intersil Corp., Class A                                 179,481     179,481
   24,900                                  24,900  Lam Research Corp.*               529,872                           529,872
                                                   Marvell Technology Group,
                                 33,800    33,800  Ltd.*                                                   225,446     225,446
                                                   MEMC Electronic Materials,
                                 14,370    14,370  Inc.*                                                   205,204     205,204
                                 27,250    27,250  Microsemi Corp.*                                        344,440     344,440
                                  8,550     8,550  Netlogic Microsystems, Inc.*                            188,185     188,185
   270,700                                270,700  PMC-Sierra, Inc.*               1,315,602                         1,315,602
                                 14,231    14,231  Tessera Technologies, Inc.*                             169,064     169,064
                      178,400             178,400  Texas Instrument, Inc.                      2,768,768             2,768,768
                                                   Varian Semiconductor
                                 12,290    12,290  Equipment Associates, Inc.*                             222,695     222,695
                                                                                   ---------   --------- ---------  ----------
                                                                                   2,928,160   2,768,768 4,429,909  10,126,837
                                                                                   ---------   --------- ---------  ----------

                                      129
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL BlackRock Capital Appreciation Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                   BlackRock
                     BlackRock  Columbia                                            Capital    BlackRock  Columbia
 BlackRock Capital    Growth   Technology Proforma                                Appreciation  Growth   Technology  Proforma
 Appreciation Fund     Fund       Fund    Combined                                 Fund Fair     Fund    Fund Fair   Combined
      Shares          Shares     Shares    Shares      Security Description          Value      Shares     Value    Fair Value
 -----------------   --------- ---------- -------- -----------------------------  ------------ --------- ---------- ----------
Software (10.0%):
   156,600                       37,370   193,970  Activision Blizzard, Inc.*      1,353,024               322,877  1,675,901
   42,200                        55,130    97,330  Adobe Systems, Inc.*              898,438             1,173,718  2,072,156
                                 40,230    40,230  Amdocs, Ltd.*                                           735,807    735,807
                                 11,019    11,019  Ansys, Inc.*                                            307,320    307,320
                                 18,483    18,483  Blackboard, Inc.*                                       484,809    484,809
                                 44,410    44,410  CA, Inc.                                                822,917    822,917
   67,500                                          Check Point Software
                                 41,260   108,760  Technologies, Ltd.*             1,281,825               783,527  2,065,352
                                 26,320    26,320  Citrix Systems, Inc.*                                   620,362    620,362
                                  6,685     6,685  Concur Technologies, Inc.*                              219,402    219,402
                      122,400             122,400  Electronics Arts, Inc.*                     1,963,296            1,963,296
                      274,900             274,900  International Game Technology               3,268,561            3,268,561
                                 24,800    24,800  Intuit, Inc.*.                                          589,992    589,992
                                 25,780    25,780  McAfee, Inc.*                                           891,214    891,214
   127,200            142,700    35,250   305,150  Microsoft Corp.                 2,472,768   2,774,088   685,260  5,932,116
                                  1,420     1,420  Nintendo Co., Ltd.                                      545,677    545,677
                                 53,110    53,110  Nuance Communications, Inc.*                            550,220    550,220
   68,900                        62,390   131,290  Oracle Corp.*                   1,221,597             1,106,175  2,327,772
   29,200                        13,600    42,800  Salesforce.com, Inc.*             934,692               435,336  1,370,028

                                      130
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL BlackRock Capital Appreciation Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)


                                                                                   BlackRock
                     BlackRock  Columbia                                            Capital                 Columbia
 BlackRock Capital    Growth   Technology Proforma                                Appreciation  BlackRock  Technology  Proforma
 Appreciation Fund     Fund       Fund    Combined                                 Fund Fair   Growth Fund Fund Fair   Combined
      Shares          Shares     Shares    Shares      Security Description          Value       Shares      Value    Fair Value
 -----------------   --------- ---------- -------- ------------------------------ ------------ ----------- ---------- -----------
                                  6,800     6,800  SAP AG, ADR                                                246,296     246,296
                                 51,510    51,510  Symantec Corp.*                                            696,415     696,415
                                 13,040    13,040  Teradata Corp.*                                            193,383     193,383
                                                                                   ----------  ----------- ---------- -----------
                                                                                    8,162,344    8,005,945 11,410,707  27,578,996
                                                                                   ----------  ----------- ---------- -----------
Specialty Retail (0.6%):
   19,400                                  19,400  Home Depot, Inc.                   446,588                             446,588
   39,500                                  39,500  Ross Stores, Inc.                1,174,335                           1,174,335
                                                                                   ----------                         -----------
                                                                                    1,620,923                           1,620,923
                                                                                   ----------                         -----------
Textiles, Apparel & Luxury Goods(0.9%):
                                                                                               -----------            -----------
                      51,300               51,300  Nike, Inc., Class B                           2,616,300              2,616,300
                                                                                               -----------            -----------
Tobacco (1.0%):
                                                                                   ----------                         -----------
   64,500                                          Philip Morris International,
                                           64,500  Inc.                             2,806,395                           2,806,395
                                                                                   ----------                         -----------
Wireless Telecommunication Services (1.4%):
   72,700                        42,176   114,876  American Tower Corp., Class A*   2,131,564               1,236,601   3,368,165
                                                   SBA Communications Corp.,
                                 37,960    37,960  Class A*                                                   619,507     619,507
                                                                                   ----------              ---------- -----------
                                                                                    2,131,564               1,856,108   3,987,672
                                                                                   ----------              ---------- -----------
                                                   Total Common Stocks
                                                   (Cost $299,782,411)             97,724,389  135,584,538 37,150,813 270,459,740
                                                                                   ----------  ----------- ---------- -----------

                                      131
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL BlackRock Capital Appreciation Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                          BlackRock
                     BlackRock  Columbia                                   Capital                    Columbia
 BlackRock Capital    Growth   Technology Proforma                       Appreciation   BlackRock    Technology    Proforma
 Appreciation Fund     Fund       Fund    Combined                        Fund Fair    Growth Fund   Fund Fair   Combined Fair
      Shares          Shares     Shares    Shares   Security Description    Value        Shares        Value         Value
 -----------------   --------- ---------- --------- -------------------- ------------ ------------  -----------  -------------
Investment Company (3.2%):
   1,277,150                                        Dreyfus Treasury
                                                    Prime Cash
                     3,191,961 4,490,417  8,959,528 Management, 0.17%(b)   1,277,150     3,191,961    4,490,417     8,959,528
                                                                         -----------  ------------  -----------  ------------
                                                    Total Investment
                                                    Company (Cost
                                                    $8,959,528)            1,277,150     3,191,961    4,490,417     8,959,528
                                                                         -----------  ------------  -----------  ------------
                                                    Total Investment
                                                    Securities (Cost
                                                    $308,741,939) (c)--
                                                    101.3%                99,001,539   138,776,499   41,641,230   279,419,268
                                                    Net other assets
                                                    (liabilities)--
                                                    (1.3)%                   342,900    (2,196,327)  (1,850,825)   (3,704,252)
                                                                         -----------  ------------  -----------  ------------
                                                    Adjustment for
                                                    reorganization fees
                                                    (d) - 0.0%                                                       (134,800)
                                                                         -----------  ------------  -----------  ------------
                                                    Net Assets -- 100.0% $99,344,439  $136,580,172  $39,790,405  $275,580,216
                                                                         -----------  ------------  -----------  ------------

                                      132
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Percentages indicated are based on net assets as of December 31, 2008.

* Non-income producing security

ADR - American Depository Receipt

PLC - Public Liability Co.

(a) Rule 144A, Section 4(b) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2008, these securities represent 0.1% of the net assets of the Fund.

(b) The rate presented represents the effective yield as of December 31, 2008.

(c) Cost for federal income tax purposes is $328,645,402. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation................. $ 10,395,107
Unrealized depreciation.................  (59,621,241)
                                         ------------
Net unrealized depreciation............. $(49,226,134)
                                         ============

(d) Represents the estimated reorganization fees and expenses that are to be expected to be paid by the Funds.

                                      133
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                             AZL
     AZL                                                                  Schroder
  Schroder                       AZL        Pro                         International   AZL NACM         AZL
International   AZL NACM    International  Forma                          Small Cap   International International Pro Forma
  Small Cap   International  Index Fund   Combined                        Fund Fair     Fund Fair    Index Fund    Combined
 Fund Shares   Fund Shares     Shares      Shares                           Value         Value      Fair Value   Fair Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- ----------
Common Stocks (95.8%):
Aerospace & Defense (2.3%):
       --        121,479         --       121,479  BAE Systems plc       $       --    $  661,931        $--      $  661,931
       --          8,096         --         8,096  Cobham plc                    --        24,066         --          24,066
                                                   European Aeronautic
                                                   Defence and Space
       --         25,576         --        25,576  Co.                           --       431,750         --         431,750
       --         18,525         --        18,525  Finmeccanica SpA              --       283,746         --         283,746
   85,984             --         --        85,984  Meggitt plc              199,411            --         --         199,411
                                                   MTU Aero Engines
   21,000             --         --        21,000  Holding AG               565,950            --         --         565,950
   55,000             --         --        55,000  Saab AB                  502,936            --         --         502,936
                                                                         ----------    ----------        ---      ----------
                                                                          1,268,297     1,401,493         --       2,669,790
                                                                         ----------    ----------        ---      ----------
Auto Components (1.0%):
    8,900             --         --         8,900  Alpha Corp.               70,530            --         --          70,530
   21,300             --         --        21,300  Exedy Corp.              212,874            --         --         212,874
                                                   Koito Manufacturing
   14,000             --         --        14,000  Co., Ltd.                 86,575            --         --          86,575
                                                   Musashi Seimitsu
   46,000             --         --        46,000  Industry Co., Ltd.       399,881            --         --         399,881
   31,800             --         --        31,800  Nifco, Inc.              323,977            --         --         323,977

                                      134
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                             AZL
     AZL                                                                  Schroder
  Schroder                       AZL        Pro                         International   AZL NACM         AZL
International   AZL NACM    International  Forma                          Small Cap   International International   Pro Forma
  Small Cap   International  Index Fund   Combined                        Fund Fair     Fund Fair    Index Fund   Combined Fair
 Fund Shares   Fund Shares     Shares      Shares                           Value         Value      Fair Value       Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- -------------
                                                                          1,093,837            --         --        1,093,837
                                                                          ---------     ---------        ---        ---------
Automobiles (1.9%):
     9,000                       --         9,000  Accell Group NV          225,750            --         --          225,750
                                                   Bayerische Motoren
        --        5,752          --         5,752  Werke AG (BMW)                --       179,735         --          179,735
        --        4,282          --         4,282  DaimlerChrysler AG            --       160,854         --          160,854
        --       18,600          --        18,600  Honda Motor Co.               --       403,473         --          403,473
                                                   Rosenbauer
    20,000           --          --        20,000  International AG         619,270            --         --          619,270
                                                   ShinMaywa
   128,000           --          --       128,000  Industries, Ltd.         347,618            --         --          347,618
        --        8,000          --         8,000  Toyota Motor Corp.            --       261,920         --          261,920
                                                                          ---------     ---------        ---        ---------
                                                                          1,192,638     1,005,982         --        2,198,620
                                                                          ---------     ---------        ---        ---------
Beverages (1.5%):
    15,000           --          --        15,000  A.G. Barr plc            279,596            --         --          279,596
        --       34,873          --        34,873  Diageo plc                    --       484,984         --          484,984
        --       90,235          --        90,235  Foster's Group, Ltd.          --       347,050         --          347,050
     9,011           --          --         9,011  Hawesko Holding AG       233,339            --         --          233,339

                                      135
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                             AZL
     AZL                                                                  Schroder
  Schroder                       AZL        Pro                         International   AZL NACM         AZL
International   AZL NACM    International  Forma                          Small Cap   International International   Pro Forma
  Small Cap   International  Index Fund   Combined                        Fund Fair     Fund Fair    Index Fund   Combined Fair
 Fund Shares   Fund Shares     Shares      Shares                           Value         Value      Fair Value       Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- -------------
                                                   Sapporo Holdings,
       --        52,000          --        52,000  Ltd.                         --        327,519         --          327,519
                                                                           512,935      1,159,553         --        1,672,488
                                                                           -------      ---------        ---        ---------
Biotechnology (1.1%):
       --        11,973          --        11,973  Actelion, Ltd.*              --        674,620         --          674,620
       --        23,912          --        23,912  CSL, Ltd.                    --        564,485         --          564,485
                                                                           -------      ---------        ---        ---------
                                                                                --      1,239,105         --        1,239,105
                                                                           -------      ---------        ---        ---------
Building Products (0.8%):
   76,000                                          Alumasc Group plc
                     --          --        76,000  (The)                    63,907             --         --           63,907
   60,000            --          --        60,000  BSS Group plc           217,135             --         --          217,135
    3,000                                          Geberit
                     --          --         3,000  International AG        323,330             --         --          323,330
   92,724                                          James Hardie
                     --          --        92,724  Industries NV           303,607             --         --          303,607
                                                                           -------      ---------        ---        ---------
                                                                           907,979             --         --          907,979
                                                                           -------      ---------        ---        ---------

                                      136
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                             AZL
     AZL                                                                  Schroder
  Schroder                       AZL        Pro                         International   AZL NACM         AZL
International   AZL NACM    International  Forma                          Small Cap   International International   Pro Forma
  Small Cap   International  Index Fund   Combined                        Fund Fair     Fund Fair    Index Fund   Combined Fair
 Fund Shares   Fund Shares     Shares      Shares                           Value         Value      Fair Value       Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- -------------
Chemicals (4.4%):
    47,400           --          --        47,400  Aica Kogyo Co., Ltd.     528,396            --         --          528,396
        --       15,113          --        15,113  BASF AG                       --       593,024         --          593,024
                                                   Chugoku Marine
   126,000           --          --       126,000  Paints, Ltd.             926,072            --         --          926,072
                                                   Fujikura Kasei Co.,
    29,400           --          --        29,400  Ltd.                     152,794            --         --          152,794
     1,396           --          --         1,396  Kcc Corp.                325,538            --         --          325,538
                                                   Koninklijke Ten
    30,000           --          --        30,000  Cate NV                  677,738            --         --          677,738
     8,100           --          --         8,100  Lintec Corp.             112,395            --         --          112,395
                                                   Nihon Parkerizing
    48,000           --          --        48,000  Co., Ltd.                416,368            --         --          416,368
       740           --          --           740  Sika AG-BEARER           630,009            --         --          630,009
        --        2,801          --         2,801  Syngenta AG                   --       542,869         --          542,869
                                                   Yara International
        --        4,400          --         4,400  ASA                           --        96,231         --           96,231
                                                                          ---------     ---------        ---        ---------
                                                                          3,769,310     1,232,124         --        5,001,434
                                                                          ---------     ---------        ---        ---------
Commercial Banks (5.0%):
                                                   Banco Bilbao
                                                   Vizcaya Argentaria
        --       45,209          --        45,209  SA                            --       554,676         --          554,676
                                                   Banco Santander
        --       57,713          --        57,713  Central Hispano SA            --       556,933         --          556,933
                                                   Bank of Kyoto, Ltd.
        --       18,000          --        18,000  (The)                         --       201,801         --          201,801
                                                   Bank Sarasin &
    19,800           --          --        19,800  CIE-REG B                591,746            --         --          591,746

                                      137
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                             AZL
     AZL                                                                  Schroder
  Schroder                       AZL        Pro                         International   AZL NACM         AZL
International   AZL NACM    International  Forma                          Small Cap   International International   Pro Forma
  Small Cap   International  Index Fund   Combined                        Fund Fair     Fund Fair    Index Fund   Combined Fair
 Fund Shares   Fund Shares     Shares      Shares                           Value         Value      Fair Value       Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- -------------
                                                   Chugoku Bank, Ltd.
        --         9,000         --         9,000  (The)                         --       138,626         --          138,626
        --         4,521         --         4,521  Credit Suisse Group           --       123,970         --          123,970
        --         8,331         --         8,331  Deutsche Bank AG              --       334,935         --          334,935
                                                   Dah Sing Banking
   109,200            --         --       109,200  Group, Ltd.               78,893            --         --           78,893
   326,300            --         --       326,300  Eon Capital Bhd          303,234            --         --          303,234
        --        63,200         --        63,200  HSBC Holdings plc             --       606,691         --          606,691
                                                   Industrial &
                                                   Commerical Bank of
        --       321,000         --       321,000  China                         --       170,606         --          170,606
    56,000            --         --        56,000  Minato Bank, Ltd.         87,330            --         --           87,330
                                                   Mitsubishi Tokyo
                                                   Financial Group,
        --        65,300         --        65,300  Inc.                          --       405,271         --          405,271
                                                   National Australia
        --        21,480         --        21,480  Bank, Ltd.                    --       314,813         --          314,813
        --        29,100         --        29,100  Nordea AB                     --       204,955         --          204,955
        --         3,402         --         3,402  Societe Generale              --       172,283         --          172,283
                                                   Sumitomo Trust &
                                                   Banking Co., Ltd.
        --        28,000         --        28,000  (The)                         --       165,751         --          165,751
        --        13,000         --        13,000  Suruga Bank, Ltd.             --       128,778         --          128,778
                                                   Tokyo Tomin Bank,
    16,100            --         --        16,100  Ltd.                     260,530            --         --          260,530
                                                   Westpac Banking
        --        26,924         --        26,924  Corp.                         --       320,536         --          320,536
                                                                          ---------     ---------        ---        ---------
                                                                          1,321,733     4,400,625         --        5,722,358
                                                                          ---------     ---------        ---        ---------

                                      138
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                             AZL
     AZL                                                                  Schroder
  Schroder                       AZL        Pro                         International   AZL NACM         AZL
International   AZL NACM    International  Forma                          Small Cap   International International   Pro Forma
  Small Cap   International  Index Fund   Combined                        Fund Fair     Fund Fair    Index Fund   Combined Fair
 Fund Shares   Fund Shares     Shares      Shares                           Value         Value      Fair Value       Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- -------------
Commercial Services & Supplies (2.7%):
    20,000           --          --        20,000  Arcadis NV              263,638            --         --          263,638
    17,180           --          --        17,180  Atkins (WS) plc         166,857            --         --          166,857
    35,000           --          --        35,000  BPP Holdings plc        164,962            --         --          164,962
     8,000           --          --         8,000  Eurokai Kgaa            315,219            --         --          315,219
    22,000           --          --        22,000  Kapsch TrafficCom AG    498,509            --         --          498,509
        --        9,591          --         9,591  Loomis AB, B Shares*         --        59,462         --           59,462
                                                   Nishio Rent All
    12,000           --          --        12,000  Co., Ltd.                86,701            --         --           86,701
        --          728          --           728  Rakuten, Inc.                --       463,590         --          463,590
        --        4,200          --         4,200  Rinnai Corp.                 --       164,516         --          164,516
                                                   Scott Wilson Group
   100,000           --          --       100,000  plc                     138,034            --         --          138,034
                                                   Securitas AB, Class
        --       48,200          --        48,200  A                            --       395,858         --          395,858
    35,000           --          --        35,000  Speedy Hire plc          70,740            --         --           70,740
                                                   Transpacific
                                                   Industries Group,
    81,982           --          --        81,982  Ltd.                    187,843            --         --          187,843

                                      139
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                             AZL
     AZL                                                                  Schroder
  Schroder                       AZL        Pro                         International   AZL NACM         AZL
International   AZL NACM    International  Forma                          Small Cap   International International   Pro Forma
  Small Cap   International  Index Fund   Combined                        Fund Fair     Fund Fair    Index Fund   Combined Fair
 Fund Shares   Fund Shares     Shares      Shares                           Value         Value      Fair Value       Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- -------------
    3,000            --          --         3,000  Xing AG*                 113,669            --         --          113,669
                                                                          2,006,172     1,083,426         --        3,089,598
                                                                          ---------     ---------        ---        ---------
Communications Equipment (0.5%):
                                                   EVS Broadcast
    7,000            --          --         7,000  Equipment SA             249,541            --         --          249,541
    7,500            --          --         7,500  Icom, Inc.               159,778            --         --          159,778
                                                   Telefonaktiebolaget
       --        19,000          --        19,000  LM Ericsson, Class B          --       145,803         --          145,803
                                                                          ---------     ---------        ---        ---------
                                                                            409,319       145,803         --          555,122
                                                                          ---------     ---------        ---        ---------
Computers & Peripherals (0.3%):
   23,800            --          --        23,800  Nidec Copal Corp.        166,315            --         --          166,315
       --            39          --            39  NTT Data Corp.                --       156,587         --          156,587
                                                                          ---------     ---------        ---        ---------
                                                                            166,315       156,587         --          322,902
                                                                          ---------     ---------        ---        ---------
Construction & Engineering (1.9%):
                                                   ACS, Actividades de
                                                   Construccion y
       --         4,969          --         4,969  Servicios SA                  --       228,397         --          228,397
   11,500            --          --        11,500  Bilfinger Berger AG      588,447            --         --          588,447

                                      140
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                             AZL
     AZL                                                                  Schroder
  Schroder                       AZL        Pro                         International   AZL NACM         AZL
International   AZL NACM    International  Forma                          Small Cap   International International   Pro Forma
  Small Cap   International  Index Fund   Combined                        Fund Fair     Fund Fair    Index Fund   Combined Fair
 Fund Shares   Fund Shares     Shares      Shares                           Value         Value      Fair Value       Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- -------------
   50,265            --          --        50,265  Downer EDII, Ltd.        135,249           --          --          135,249
   30,000            --          --        30,000  Keller Group plc         249,270           --          --          249,270
   20,000            --          --        20,000  Kier Group plc           261,805           --          --          261,805
       --        14,300          --        14,300  Leopalace21 Corp.             --      145,028          --          145,028
   22,000            --          --        22,000  Morgan Sindall plc       172,080           --          --          172,080
   70,000            --          --        70,000  Redrow plc               165,134           --          --          165,134
   20,745            --          --        20,745  United Group, Ltd.       120,144           --          --          120,144
       --         3,497          --         3,497  Vinci SA                      --      147,204          --          147,204
                                                                          ---------      -------         ---        ---------
                                                                          1,692,129      520,629          --        2,212,758
                                                                          ---------      -------         ---        ---------
Construction Materials (0.4%):
   54,500            --          --        54,500  DC Co., Ltd.             193,959           --          --          193,959
                                                   Fletcher Building,
   80,103            --          --        80,103  Ltd.                     270,110           --          --          270,110
                                                                          ---------      -------         ---        ---------
                                                                            464,069           --          --          464,069
                                                                          ---------      -------         ---        ---------

                                      141
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                             AZL
     AZL                                                                  Schroder
  Schroder                       AZL        Pro                         International   AZL NACM         AZL
International   AZL NACM    International  Forma                          Small Cap   International International   Pro Forma
  Small Cap   International  Index Fund   Combined                        Fund Fair     Fund Fair    Index Fund   Combined Fair
 Fund Shares   Fund Shares     Shares      Shares                           Value         Value      Fair Value       Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- -------------
Containers & Packaging (1.0%):
   596,000         --            --       596,000  Goodpack, Ltd.           344,940         --            --          344,940
    44,400         --            --        44,400  JSP Corp.                314,287         --            --          314,287
    35,500         --            --        35,500  Nitta Corp.              471,254         --            --          471,254
                                                                          ---------        ---           ---        ---------
                                                                          1,130,481         --            --        1,130,481
                                                                          ---------        ---           ---        ---------
Distributors (0.4%):
    70,000         --            --        70,000  Inchcape plc              37,190         --            --           37,190
                                                   Trusco Nakayama
    36,300         --            --        36,300  Corp.                    467,759         --            --          467,759
                                                                          ---------        ---           ---        ---------
                                                                            504,949         --            --          504,949
                                                                          ---------        ---           ---        ---------
Diversified Consumer Services (0.2%):
    10,000         --            --        10,000  Homeserve plc            141,512         --            --          141,512
     6,200         --            --         6,200  InnoConcepts NV           28,635         --            --           28,635
                                                                          ---------        ---           ---        ---------
                                                                            170,147         --            --          170,147
                                                                          ---------        ---           ---        ---------
Diversified Financial Services (3.9%):
     4,700         --            --         4,700  Acino Holding AG       1,020,480         --            --        1,020,480

                                      142
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                              AZL
     AZL                                                                   Schroder
  Schroder                       AZL                                     International   AZL NACM         AZL
International   AZL NACM    International Pro Forma                        Small Cap   International International   Pro Forma
  Small Cap   International  Index Fund   Combined                         Fund Fair     Fund Fair    Index Fund   Combined Fair
 Fund Shares   Fund Shares     Shares      Shares                            Value         Value      Fair Value       Value
------------- ------------- ------------- ---------                      ------------- ------------- ------------- -------------
                                                    Albemarle & Bond
    120,000          --          --         120,000 Holdings plc             352,106           --          --          352,106
     22,174          --          --          22,174 Altamir Amboise           78,384           --          --           78,384
                                                    ARA Asset
  1,185,000          --          --       1,185,000 Management, Ltd.(a)      303,339           --          --          303,339
    120,000          --          --         120,000 Azimut Holding SpA       646,286           --          --          646,286
                                                    China Everbright,
    204,000          --          --         204,000 Ltd.                     253,484           --          --          253,484
                                                    Compagnie
      4,500          --          --           4,500 Financiere Tradition     293,884           --          --          293,884
    136,665          --          --         136,665 Evolution Group plc      169,706           --          --          169,706
     19,087          --          --          19,087 Grenkeleasing AG         483,197           --          --          483,197
                                                    Hellenic Exchanges
      5,000          --          --           5,000 SA                        39,361           --          --           39,361
                                                    Standard Chartered
         --      18,132          --          18,132 plc                           --      231,731          --          231,731
         --         585          --             585 UBS AG*                       --        8,365          --            8,365
                                                    UBS AG, Registered
         --      16,641          --          16,641 Shares*                       --      241,460          --          241,460
                                                    Yuanta Financial
    840,000          --          --         840,000 Holding Co., Ltd.        382,882           --          --          382,882
                                                                           ---------      -------         ---        ---------
                                                                           4,023,109      481,556          --        4,504,665
                                                                           ---------      -------         ---        ---------

                                      143
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                             AZL
     AZL                                                                  Schroder
  Schroder                       AZL        Pro                         International   AZL NACM         AZL
International   AZL NACM    International  Forma                          Small Cap   International International   Pro Forma
  Small Cap   International  Index Fund   Combined                          Fund          Fund       Index Fund   Combined Fair
 Fund Shares   Fund Shares     Shares      Shares                        Fair Value    Fair Value    Fair Value       Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- -------------
Diversified REIT (0.4%):
   32,500            --          --        32,500  Shaftesbury plc         169,601             --         --          169,601
       --         1,537          --         1,537  Unibail                      --        228,897         --          228,897
                                                                           -------      ---------        ---        ---------
                                                                           169,601        228,897         --          398,498
                                                                           -------      ---------        ---        ---------
Diversified Telecommunication Services (3.0%):
       --        38,348          --        38,348  France Telecom SA            --      1,072,518         --        1,072,518
       --        14,737          --        14,737  Koninklijke KPN NV           --        213,675         --          213,675
                                                   Nippon Telegraph
       --           104          --           104  and Telephone Corp.          --        566,227         --          566,227
                                                   Swisscom AG,
       --           540          --           540  Registered Shares            --        174,403         --          174,403
       --        63,640          --        63,640  Telefonica SA                --      1,426,360         --        1,426,360
                                                                           -------      ---------        ---        ---------
                                                                                --      3,453,183         --        3,453,183
                                                                           -------      ---------        ---        ---------
Electric Utilities (3.3%):
                                                   Chubu Electric
       --         6,200          --         6,200  Power Co., Inc.              --        188,476         --          188,476
       --        40,500          --        40,500  CLP Holdings, Ltd.           --        275,373         --          275,373
       --        15,056          --        15,056  Drax Group plc               --        122,019         --          122,019
       --        15,556          --        15,556  E.On AG                      --        619,681         --          619,681

                                      144
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                             AZL
     AZL                                                                  Schroder
  Schroder                       AZL        Pro                         International   AZL NACM         AZL
International   AZL NACM    International  Forma                          Small Cap   International International   Pro Forma
  Small Cap   International  Index Fund   Combined                        Fund Fair     Fund Fair    Index Fund   Combined Fair
 Fund Shares   Fund Shares     Shares      Shares                           Value         Value      Fair Value       Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- -------------
       --        119,276         --       119,276  Enel SpA                      --       762,696         --          762,696
                                                   Red Electrica
   21,000             --         --        21,000  Corporacion            1,063,792            --         --        1,063,792
                                                   Tokyo Electric
                                                   Power Co., Inc.
       --         21,500         --        21,500  (The)                         --       718,027         --          718,027
                                                                          ---------     ---------        ---        ---------
                                                                          1,063,792     2,686,272         --        3,750,064
                                                                          ---------     ---------        ---        ---------
Electrical Equipment (1.1%):
       --         18,834         --        18,834  ABB, Ltd.                     --       284,028         --          284,028
       --          7,163         --         7,163  Alstom SA                     --       422,947         --          422,947
   70,000             --         --        70,000  E2V Technologies plc     211,610            --         --          211,610
                                                   Newave Energy
    4,135             --         --         4,135  Holdings SA*             151,566            --         --          151,566
   30,200             --         --        30,200  Sumida Corp.             168,044            --         --          168,044
                                                                          ---------     ---------        ---        ---------
                                                                            531,220       706,975         --        1,238,195
                                                                          ---------     ---------        ---        ---------
Electronic Equipment & Instruments (0.9%):
       --         78,000         --        78,000  Fujitsu, Ltd.                 --       377,093         --          377,093
       --         23,000         --        23,000  Hitachi, Ltd.                 --        89,216         --           89,216
                                                   Matsushita Electric
       --         30,000         --        30,000  Industrial Co., Ltd.          --       375,994         --          375,994

                                      145
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

     AZL                                                                     AZL
  Schroder                                                                Schroder
International   AZL NACM         AZL        Pro                         International   AZL NACM         AZL
  Small Cap   International International  Forma                          Small Cap   International International   Pro Forma
    Fund          Fund       Index Fund   Combined                          Fund          Fund       Index Fund   Combined Fair
   Shares        Shares        Shares      Shares                        Fair Value    Fair Value    Fair Value       Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- -------------
    6,900            --          --         6,900  Ryosan Co., Ltd.         165,501           --          --          165,501
    4,100            --          --         4,100  Sato Corp.                46,389           --          --           46,389
                                                                          ---------      -------         ---        ---------
                                                                            211,890      842,303          --        1,054,193
                                                                          ---------      -------         ---        ---------
Energy Equipment & Services (1.5%):
   80,000            --          --        80,000  Chloride Group plc       166,591           --          --          166,591
   20,000            --          --        20,000  FuGro NV                 574,123           --          --          574,123
   24,000            --          --        24,000  Groupe Bourbon SA        607,495           --          --          607,495
                                                   Schoeller-Blackman
                                                   Oilfield Equipment
   10,000            --          --        10,000  AG                       309,984           --          --          309,984
                                                                          ---------      -------         ---        ---------
                                                                          1,658,193           --          --        1,658,193
                                                                          ---------      -------         ---        ---------
Food & Staples Retailing (1.6%):
                                                   Don Quijote Co.,
       --         7,000          --         7,000  Ltd.                          --      139,484          --          139,484
    5,500            --          --         5,500  Greggs plc               266,342           --          --          266,342
                                                   Guyenne et Gascogne
      700            --          --           700  SA                        59,954           --          --           59,954
       --        11,215          --        11,215  Koninklijke Ahold NV          --      137,822          --          137,822
                                                   Seven & I Holdings,
       --        16,700          --        16,700  Ltd.                          --      572,264          --          572,264

                                      146
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

     AZL                                                                      AZL
  Schroder                       AZL                                       Schroder
International   AZL NACM    International                                International   AZL NACM         AZL
  Small Cap   International     Index     Pro Forma                        Small Cap   International International Pro Forma
    Fund          Fund          Fund      Combined                           Fund          Fund       Index Fund    Combined
   Shares        Shares        Shares      Shares                         Fair Value    Fair Value    Fair Value   Fair Value
------------- ------------- ------------- ---------                      ------------- ------------- ------------- ----------
     10,100          --          --          10,100 Tsuruha Holdings Co.    390,797             --         --        390,797
         --      11,792          --          11,792 Unilever NV                  --        285,689         --        285,689
                                                                            -------      ---------        ---      ---------
                                                                            717,093      1,135,259         --      1,852,352
                                                                            -------      ---------        ---      ---------
Food Products (3.2%):
                                                    Beijing Jingkelong
    697,000          --          --         697,000 Co., Ltd.               244,304             --         --        244,304
     33,000          --          --          33,000 Cranswick plc           277,543             --         --        277,543
                                                    Nippon Meat
         --      12,000          --          12,000 Packers, Inc.                --        181,389         --        181,389
                                                    Nissin Foods
         --       6,300          --           6,300 Holdings Co., Ltd.           --        221,008         --        221,008
                                                    SFR Nestle SA,
         --      38,936          --          38,936 Class B                      --      1,535,217         --      1,535,217
                                                    Toyo Suisan Kaisha,
         --      12,000          --          12,000 Ltd.                         --        344,990         --        344,990
     20,000          --          --          20,000 Trigon Agri A/S*         13,875             --         --         13,875
         --       9,888          --           9,888 Unilever plc                 --        224,655         --        224,655
                                                    Want Want China
  1,071,000          --          --       1,071,000 Holdings, Ltd.          446,272             --         --        446,272
                                                    Yamazaki Baking
         --      13,000          --          13,000 Co., Ltd.                    --        200,081         --        200,081

                                      147
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

     AZL                                                                     AZL
  Schroder                                                                Schroder
International   AZL NACM         AZL        Pro                         International   AZL NACM         AZL
  Small Cap   International International  Forma                          Small Cap   International International Pro Forma
    Fund          Fund       Index Fund   Combined                          Fund          Fund       Index Fund    Combined
   Shares        Shares        Shares      Shares                        Fair Value    Fair Value    Fair Value   Fair Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- ----------
                                                                            981,994     2,707,340         --      3,689,334
Gas Utilities (0.4%):
                                                                          ---------     ---------        ---      ---------
    20,000           --          --        20,000  Enagas                   438,699            --         --        438,699
                                                                          ---------     ---------        ---      ---------
Health Care Equipment & Supplies (1.7%):
    46,204           --          --        46,204  Consort Medical plc      265,084            --         --        265,084
     9,900           --          --         9,900  Elekta AB, Class B        98,081            --         --         98,081
                                                   Fisher & Paykel
                                                   Healthcare Corp.,
   175,380           --          --       175,380  Ltd.                     324,661            --         --        324,661
                                                   Oridion Systems,
    44,000           --          --        44,000  Ltd.*                    299,815            --         --        299,815
                                                   Sonic Healthcare,
    39,643           --          --        39,643  Ltd.                     403,438            --         --        403,438
        --       78,811          --        78,811  Smith & Nephew plc            --       499,910         --        499,910
                                                                          ---------     ---------        ---      ---------
                                                                          1,391,079       499,910         --      1,890,989
                                                                          ---------     ---------        ---      ---------
Health Care Providers & Services (0.3%):
     6,300           --          --         6,300  MorphoSys AG*            162,399            --         --        162,399
                                                   Parkway Holdings,
   263,000           --          --       263,000  Ltd.                     228,131            --         --        228,131
                                                                          ---------     ---------        ---      ---------
                                                                            390,530            --         --        390,530
                                                                          ---------     ---------        ---      ---------

                                      148
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

     AZL                                                                     AZL
  Schroder                                                                Schroder                       AZL
International   AZL NACM         AZL        Pro                         International   AZL NACM    International
  Small Cap   International International  Forma                          Small Cap   International     Index     Pro Forma
    Fund          Fund       Index Fund   Combined                          Fund          Fund          Fund       Combined
   Shares        Shares        Shares      Shares                        Fair Value    Fair Value    Fair Value   Fair Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- ----------
                                                                           390,530            --          --        390,530
Hotels, Restaurants & Leisure (0.9%):
       --        84,153          --        84,153  Compass Group plc            --       417,501          --        417,501
   16,300            --          --        16,300  His Co., Ltd.           338,675            --          --        338,675
   40,000            --          --        40,000  Holidaybreak plc        112,649            --          --        112,649
   58,412            --          --        58,412  Homair SA*               97,696            --          --         97,696
   10,500            --          --        10,500  Tipp24 AG                86,139            --          --         86,139
                                                                           -------       -------         ---      ---------
                                                                           635,159       417,501          --      1,052,660
                                                                           -------       -------         ---      ---------
Household Durables (0.5%):
                                                   Babis Vovos
                                                   International
   36,067            --          --        36,067  Construction SA*        449,205            --          --        449,205
   23,000            --          --        23,000  Fourlis Holdings SA     160,671            --          --        160,671
                                                                           -------       -------         ---      ---------
                                                                           609,876            --          --        609,876
                                                                           -------       -------         ---      ---------
Household Products (0.3%):
                                                   Alapis Holding
                                                   Industrial and
   43,559            --          --        43,559  Commercial SA            32,836            --          --         32,836
       --         4,000          --         4,000  Kao Corp.                    --       121,158          --        121,158

                                      149
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

     AZL                                                                     AZL
  Schroder                                                                Schroder                       AZL
International   AZL NACM         AZL        Pro                         International   AZL NACM    International
  Small Cap   International International  Forma                          Small Cap   International     Index     Pro Forma
    Fund          Fund       Index Fund   Combined                          Fund          Fund          Fund       Combined
   Shares        Shares        Shares      Shares                        Fair Value    Fair Value    Fair Value   Fair Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- ----------
                                                   Reckitt Benckiser
        --        5,208          --         5,208  Group plc                     --      193,974          --        193,974
                                                                          ---------      -------         ---      ---------
                                                                             32,836      315,132          --        347,968
                                                                          ---------      -------         ---      ---------
Industrial Conglomerates (1.9%):
     3,000           --          --         3,000  Bel Sofina               200,438           --          --        200,438
                                                   Compagnie Nationale
     4,000           --          --         4,000  A Portefeuille           194,482           --          --        194,482
    10,000           --          --        10,000  DCC plc                  143,467           --          --        143,467
    80,000           --          --        80,000  Mitie Group plc          237,521           --          --        237,521
        --        7,900          --         7,900  Mitsubishi Corp.              --      110,928          --        110,928
                                                   Oxford Instruments
   100,000           --          --       100,000  plc                      213,999           --          --        213,999
    14,000           --          --        14,000  Rheinmetall AG           454,247           --          --        454,247
        --        6,790          --         6,790  Siemens AG                    --      509,579          --        509,579
        --       10,679          --        10,679  Smiths Group plc              --      137,460          --        137,460
                                                                          ---------      -------         ---      ---------
                                                                          1,444,154      757,967          --      2,202,121
                                                                          ---------      -------         ---      ---------
Insurance (5.4%):
                                                   Assicurazioni
        --       11,492          --        11,492  Generali SpA                  --      315,001          --        315,001

                                      150
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

     AZL                                                                     AZL
  Schroder                                                                Schroder
International   AZL NACM         AZL        Pro                         International   AZL NACM         AZL
  Small Cap   International International  Forma                          Small Cap   International International Pro Forma
    Fund          Fund       Index Fund   Combined                          Fund          Fund       Index Fund    Combined
   Shares        Shares        Shares      Shares                        Fair Value    Fair Value    Fair Value   Fair Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- ----------
                                                   China Insurance
                                                   International
   261,000            --         --       261,000  Holdings Co., Ltd.      403,878            --          --       403,878
                                                   Corporacion Mapfre
        --       224,331         --       224,331  SA                           --       760,422          --       760,422
                                                   Helvetia Patria
     2,400            --         --         2,400  Holding                 521,596            --          --       521,596
                                                   Mitsui Sumitomo
                                                   Insurance Group
        --        11,600         --        11,600  Holdings, Inc.               --       370,046          --       370,046
                                                   Mizuho Financial
        --            68         --            68  Group, Inc.                  --       205,022          --       205,022
                                                   Muenchener
                                                   Rueckversicherungs-
        --         1,557         --         1,557  Gesellschaft AG              --       241,454          --       241,454
                                                   QBE Insurance
        --         9,756         --         9,756  Group, Ltd.                  --       177,290          --       177,290
                                                   RSA Insurance Group
        --       279,353         --       279,353  plc                          --       558,250          --       558,250
        --        20,511         --        20,511  Sampo OYJ, A Shares          --       383,066          --       383,066
        --        10,723         --        10,723  SCOR SA                      --       246,497          --       246,497
                                                   Sompo Japan
        --        41,000         --        41,000  Insurance, Inc.              --       300,315          --       300,315
                                                   Tokio Marine
        --         5,700         --         5,700  Holdings, Inc.               --       167,060          --       167,060
     9,000            --         --         9,000  TrygVesta AS            558,497            --          --       558,497
                                                   Zurich Financial
        --         4,229         --         4,229  Services AG                  --       918,400          --       918,400
                                                                           -------       -------         ---       -------

                                      151
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

     AZL                                                                     AZL
  Schroder                                                                Schroder
International   AZL NACM         AZL        Pro                         International   AZL NACM         AZL
  Small Cap   International International  Forma                          Small Cap   International International Pro Forma
    Fund          Fund       Index Fund   Combined                          Fund          Fund       Index Fund    Combined
   Shares        Shares        Shares      Shares                        Fair Value    Fair Value    Fair Value   Fair Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- ----------
                                                                          1,483,971     4,642,823         --      6,126,794
                                                                          ---------     ---------        ---      ---------
Internet & Catalog Retail (0.2%):
   75,000          --            --        75,000  Findel plc               106,161            --         --        106,161
    4,500          --            --         4,500  Meetic*                   66,016            --         --         66,016
                                                                          ---------     ---------        ---      ---------
                                                                            172,177            --         --        172,177
                                                                          ---------     ---------        ---      ---------
IT Services (1.7%):
   19,450          --            --        19,450  Alten*                   413,762            --         --        413,762
   78,033          --            --        78,033  Computershare, Ltd.      426,585            --         --        426,585
    3,000          --            --         3,000  Easydentic*               44,303            --         --         44,303
                                                   NEC Networks &
                                                   System Integration
   16,700          --            --        16,700  Corp.                    203,730            --         --        203,730
    3,350          --            --         3,350  Obic Co., Ltd.           548,260            --         --        548,260
   23,000          --            --        23,000  Sword Group              317,140            --         --        317,140
                                                                          ---------     ---------        ---      ---------
                                                                          1,953,780            --         --      1,953,780
                                                                          ---------     ---------        ---      ---------

                                      152
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

     AZL                                                                     AZL
  Schroder                                                                Schroder
International   AZL NACM         AZL        Pro                         International   AZL NACM         AZL
  Small Cap   International International  Forma                          Small Cap   International International Pro Forma
    Fund          Fund       Index Fund   Combined                          Fund          Fund       Index Fund    Combined
   Shares        Shares        Shares      Shares                        Fair Value    Fair Value    Fair Value   Fair Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- ----------
Leisure Equipment & Products (0.2%):
    50,000           --          --        50,000  Vitec Group plc         169,765            --          --       169,765
                                                                           -------       -------         ---       -------
Machinery (3.7%):
     9,000           --          --         9,000  Andritz AG              230,013            --          --       230,013
   180,000           --          --       180,000  Assetco plc             132,524            --          --       132,524
    90,315           --          --        90,315  Bodycote plc            160,632            --          --       160,632
       377           --          --           377  Bucher Industries AG     38,160            --          --        38,160
                                                   Daihatsu Diesel
                                                   Manufacturing Co.,
    80,000           --          --        80,000  Ltd.                    515,352            --          --       515,352
     6,000           --          --         6,000  Frigoglass SA            28,638            --          --        28,638
                                                   FURUKAWA-SKY
    30,000           --          --        30,000  Aluminum Corp.           72,462            --          --        72,462
     7,400           --          --         7,400  Glory, Ltd.             144,766            --          --       144,766
    35,000           --          --        35,000  Hamworthy plc           120,303            --          --       120,303
    29,000           --          --        29,000  Hisaka Works, Ltd.      386,424            --          --       386,424
                                                   Hyunjin Materials
    17,020           --          --        17,020  Co., Ltd.*              312,856            --          --       312,856
                                                   Mitsubishi Heavy
        --       96,000          --        96,000  Industries, Ltd.             --       428,424          --       428,424
     3,900           --          --         3,900  Misumi Group, Inc.       46,796            --          --        46,796
     9,600           --          --         9,600  Miura Co., Ltd.         237,623            --          --       237,623

                                      153
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

     AZL                                                                     AZL
  Schroder                                                                Schroder
International   AZL NACM         AZL        Pro                         International   AZL NACM         AZL
  Small Cap   International International  Forma                          Small Cap   International International Pro Forma
    Fund          Fund       Index Fund   Combined                          Fund          Fund       Index Fund    Combined
   Shares        Shares        Shares      Shares                        Fair Value    Fair Value    Fair Value   Fair Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- ----------
    55,000           --          --        55,000  Nabtesco Corp.           368,192           --          --        368,192
                                                   NIPPON THOMPSON
    95,000           --          --        95,000  Co., Ltd.                398,958           --          --        398,958
    12,800           --          --        12,800  OSG Corp.                109,160           --          --        109,160
    19,000           --          --        19,000  Union Tools Co.          433,891           --          --        433,891
                                                                          ---------      -------         ---      ---------
                                                                          3,736,750      428,424          --      4,165,174
                                                                          ---------      -------         ---      ---------
Marine (0.5%):
                                                   Mitsui O.S.K.
        --       30,000          --        30,000  Lines, Ltd.                   --      184,274          --        184,274
    29,459           --          --        29,459  Store Electronic*        423,608           --          --        423,608
                                                                          ---------      -------         ---      ---------
                                                                            423,608      184,274          --        607,882
                                                                          ---------      -------         ---      ---------
Media (1.4%):
   460,000           --          --       460,000  C.I.R. SPA               473,644           --          --        473,644
                                                   Daily Mail &
                                                   General Trust plc
    55,000           --          --        55,000  NV, Class A              214,575           --          --        214,575
   119,927           --          --       119,927  Fairfax Media, Ltd.      137,556           --          --        137,556
        --       16,597          --        16,597  Reed Elsevier plc             --      120,943          --        120,943
                                                   Television
    73,000           --          --        73,000  Broadcasts, Ltd.         239,179           --          --        239,179

                                      154
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

     AZL                                                                     AZL
  Schroder                                                                Schroder
International   AZL NACM         AZL        Pro                         International   AZL NACM         AZL
  Small Cap   International International  Forma                          Small Cap   International International Pro Forma
    Fund          Fund       Index Fund   Combined                          Fund          Fund       Index Fund    Combined
   Shares        Shares        Shares      Shares                        Fair Value    Fair Value    Fair Value   Fair Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- ----------
                                                   United Business
    35,000           --          --        35,000  Media, Ltd.              257,605           --          --        257,605
        --        4,368          --         4,368  Vivendi Universal SA          --      142,196          --        142,196
                                                                          ---------      -------         ---      ---------
                                                                          1,322,559      263,139          --      1,585,698
                                                                          ---------      -------         ---      ---------
Metals & Mining (3.8%):
        --       14,489          --        14,489  Anglo American plc            --      330,871          --        330,871
        --       14,424          --        14,424  Arcelor                       --      347,625          --        347,625
        --        9,993          --         9,993  BHP Billiton plc              --      188,191          --        188,191
        --       40,964          --        40,964  BHP Billiton, Ltd.            --      862,509          --        862,509
                                                   China Molybdenum
   230,000           --          --       230,000  Co., Ltd.                105,741           --          --        105,741
                                                   DAIDO STELL Co.,
   104,000           --          --       104,000  Ltd.                     314,686           --          --        314,686
                                                   Dowa Holdings Co.,
    84,000           --          --        84,000  Ltd.                     309,062           --          --        309,062
                                                   Iluka Resources,
   152,968           --          --       152,968  Ltd.*                    497,823           --          --        497,823
                                                   Newcrest Mining,
        --       14,070          --        14,070  Ltd.                          --      333,604          --        333,604
        --        6,685          --         6,685  Rio Tinto plc                 --      144,807          --        144,807
        --        8,029          --         8,029  Rio Tinto, Ltd.               --      214,995          --        214,995

                                      155
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

     AZL                                                                     AZL
  Schroder                                                                Schroder
International   AZL NACM         AZL        Pro                         International   AZL NACM         AZL
  Small Cap   International International  Forma                          Small Cap   International International Pro Forma
    Fund          Fund       Index Fund   Combined                          Fund          Fund       Index Fund    Combined
   Shares        Shares        Shares      Shares                        Fair Value    Fair Value    Fair Value   Fair Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- ----------
   14,152            --          --        14,152  TK Corp.*                253,710            --         --        253,710
       --         3,653          --         3,653  Vallourec SA                  --       415,429         --        415,429
                                                                          ---------     ---------        ---      ---------
                                                                          1,481,022     2,838,031         --      4,319,053
                                                                          ---------     ---------        ---      ---------
Multi-Utilities (1.8%):
   52,907            --          --        52,907  Acea SpA                 716,707            --         --        716,707
   10,000            --          --        10,000  BKW FMB Energie AG       972,591            --         --        972,591
       --         4,087          --         4,087  RWE AG                        --       365,232         --        365,232
                                                                          ---------     ---------        ---      ---------
                                                                          1,689,298       365,232         --      2,054,530
                                                                          ---------     ---------        ---      ---------
Multiline Retail (0.2%):
    4,563            --          --         4,563  Hyundai Dept. Store*     225,842            --         --        225,842
                                                                          ---------     ---------        ---      ---------
Office Electronics (0.6%):
       --         8,400          --         8,400  Canon, Inc.                   --       263,747         --        263,747
       --        31,000          --        31,000  Ricoh Co., Ltd.               --       394,884         --        394,884
                                                                          ---------     ---------        ---      ---------
                                                                                 --       658,631         --        658,631
                                                                          ---------     ---------        ---      ---------

                                      156
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

     AZL                                                                     AZL
  Schroder                                                                Schroder
International   AZL NACM         AZL        Pro                         International   AZL NACM         AZL
  Small Cap   International International  Forma                          Small Cap   International International Pro Forma
    Fund          Fund       Index Fund   Combined                          Fund          Fund       Index Fund    Combined
   Shares        Shares        Shares      Shares                        Fair Value    Fair Value    Fair Value   Fair Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- ----------
Oil, Gas & Consumable Fuels (7.1%):
       --        31,836          --        31,836  BG Group plc                 --        441,896        --         441,896
       --        95,469          --        95,469  BP plc                       --        731,333        --         731,333
       --        41,152          --        41,152  Eni SpA                      --        975,023        --         975,023
       --         6,807          --         6,807  GDF Suez                     --        337,092        --         337,092
   20,000            --          --        20,000  Hunting plc             120,951             --        --         120,951
   50,000            --          --        50,000  John Wood Group plc     136,356             --        --         136,356
    8,100            --          --         8,100  MODEC, Inc.             157,384             --        --         157,384
       --        15,622          --        15,622  National Grid plc            --        154,350        --         154,350
       --        88,000          --        88,000  Osaka Gas Co., Ltd.          --        406,543        --         406,543
                                                   Royal Dutch Shell
       --        13,742          --        13,742  plc                          --        359,133        --         359,133
                                                   Royal Dutch Shell
       --        58,165          --        58,165  plc                          --      1,463,514        --       1,463,514
   10,000            --          --        10,000  Rubis                   629,874             --        --         629,874
   19,600        13,175          --        32,775  SBM Offshore NV         256,812        172,628        --         429,440
       --        16,700          --        16,700  SeaDrill, Ltd.               --        136,204        --         136,204
                                                   SFC Smart Fuel Cell
    7,892            --          --         7,892  AG*                      75,085             --        --          75,085

                                      157
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

     AZL                                                                     AZL
  Schroder                                                                Schroder
International   AZL NACM         AZL        Pro                         International   AZL NACM         AZL
  Small Cap   International International  Forma                          Small Cap   International International Pro Forma
    Fund          Fund       Index Fund   Combined                          Fund          Fund       Index Fund    Combined
   Shares        Shares        Shares      Shares                        Fair Value    Fair Value    Fair Value   Fair Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- ----------
       --        85,000          --        85,000  TOKYO GAS CO., Ltd.           --       430,830         --        430,830
       --        20,485          --        20,485  Total SA                      --     1,116,669         --      1,116,669
                                                                          ---------     ---------        ---      ---------
                                                                          1,376,462     6,725,215         --      8,101,677
                                                                          ---------     ---------        ---      ---------
Paper & Forest Products (0.4%):
                                                   Nippon Paper Group,
       --            46          --            46  Inc.                          --       190,260         --        190,260
       --        36,000          --        36,000  Oji Paper Co., Ltd.           --       211,681         --        211,681
                                                                          ---------     ---------        ---      ---------
                                                                                 --       401,941         --        401,941
                                                                          ---------     ---------        ---      ---------
Personal Products (0.3%):
                                                   Oriflame Cosmetics
   13,000            --          --        13,000  SA                       376,891            --         --        376,891
                                                                          ---------     ---------        ---      ---------
Pharmaceuticals (7.3%):
       --        30,061          --        30,061  AstraZeneca plc               --     1,217,735         --      1,217,735
                                                   Basilea
    1,552            --          --         1,552  Pharmaceutica AG*        219,080            --         --        219,080
                                                   Dechra
   40,000            --          --        40,000  Pharmaceuticals plc      211,841            --         --        211,841
    5,000            --          --         5,000  Gerresheimer AG          139,032            --         --        139,032
       --        55,036          --        55,036  GlaxoSmithKline plc           --     1,021,462         --      1,021,462
   13,000            --          --        13,000  Ipsen SA                 507,536            --         --        507,536

                                      158
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

     AZL                                                                     AZL
  Schroder                                                                Schroder
International   AZL NACM         AZL        Pro                         International   AZL NACM         AZL
  Small Cap   International International  Forma                          Small Cap   International International Pro Forma
    Fund          Fund       Index Fund   Combined                          Fun d         Fund       Index Fund    Combined
   Shares        Shares        Shares      Shares                        Fair Value    Fair Value    Fair Value   Fair Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- ----------
                                                   Laboratorios
                                                   Farmaceuticos Rovi
     7,428           --          --         7,428  SA                        60,753            --         --         60,753
                                                   Nichi-iko
                                                   Pharmaceutical Co.,
    25,800           --          --        25,800  Ltd.                     803,100            --         --        803,100
                                                   Novartis AG,
        --       23,291          --        23,291  Registered Shares             --     1,167,477         --      1,167,477
                                                   Pronova BioPharma
    25,000           --          --        25,000  AS*                       83,146            --         --         83,146
        --        5,028          --         5,028  Roche Holding AG              --       774,306         --        774,306
                                                   Sanofi-Aventis SA,
        --        7,961          --         7,961  ADR                           --       505,577         --        505,577
                                                   Takeda Chemical
        --        8,600          --         8,600  Industries, Ltd.              --       446,202         --        446,202
     7,600           --          --         7,600  Tsumura & Co.            281,980            --         --        281,980
     6,500           --          --         6,500  Virbac SA                523,714            --         --        523,714
     2,412           --          --         2,412  Yuhan Corp.*             420,462            --         --        420,462
                                                                          ---------     ---------        ---      ---------
                                                                          3,250,644     5,132,759         --      8,383,403
                                                                          ---------     ---------        ---      ---------
Real Estate Management & Development (0.5%):
                                                   Agile Property
   658,000           --          --       658,000  Holdings, Ltd.           347,204            --         --        347,204
    62,500           --          --        62,500  Grainger Trust plc       123,051            --         --        123,051
                                                                          ---------     ---------        ---      ---------
                                                   Swire Pacific,
        --       19,000          --        19,000  Ltd., Class A                 --       131,746         --        131,746

                                      159
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

     AZL                                                                     AZL
  Schroder                                                                Schroder
International   AZL NACM         AZL        Pro                         International   AZL NACM         AZL
  Small Cap   International International  Forma                          Small Cap   International International Pro Forma
    Fund          Fund       Index Fund   Combined                          Fund          Fund       Index Fund    Combined
   Shares        Shares        Shares      Shares                        Fair Value    Fair Value    Fair Value   Fair Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- ----------
                                                                            470,255      131,746          --        602,001
Retail REIT (0.2%):
   238,000           --          --       238,000  CapitaMall Trust         265,073           --          --        265,073
                                                                          ---------      -------         ---      ---------
Road & Rail (0.4%):
                                                   East Japan Railway
        --           59          --            59  Co.                           --      466,781          --        466,781
                                                                          ---------      -------         ---      ---------
Semiconductors & Semiconductor Equipment (0.1%):
    65,000           --          --        65,000  CSR plc*                 159,132           --          --        159,132
                                                                          ---------      -------         ---      ---------
Software (1.7%):
    15,079           --          --        15,079  Exact Holding NV         277,085           --          --        277,085
   131,000           --          --       131,000  F-Secure OYJ             345,062           --          --        345,062
                                                   Invision Software
     1,576           --          --         1,576  AG*                        8,910           --          --          8,910
        --        1,300          --         1,300  Nintendo Co., Ltd.            --      499,563          --        499,563
        --        4,014          --         4,014  SAP AG                        --      142,731          --        142,731
    32,000           --          --        32,000  Smartrac NV*             547,320           --          --        547,320
    13,000           --          --        13,000  Temenos Group AG*        173,578           --          --        173,578
                                                                          ---------      -------         ---      ---------
                                                                          1,351,955      642,294          --      1,994,249
                                                                          ---------      -------         ---      ---------

                                      160
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

     AZL                                                                     AZL
  Schroder                                                                Schroder
International   AZL NACM         AZL        Pro                         International   AZL NACM         AZL
  Small Cap   International International  Forma                          Small Cap   International International Pro Forma
    Fund          Fund       Index Fund   Combined                          Fund          Fund       Index Fund    Combined
   Shares        Shares        Shares      Shares                        Fair Value    Fair Value    Fair Value   Fair Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- ----------
Specialty Retail (3.2%):
    49,100           --          --        49,100  Arcs Co., Ltd.           820,982            --         --        820,982
        --       14,400          --        14,400  FamilyMart Co., Ltd.          --       625,699         --        625,699
    40,000           --          --        40,000  Jumbo SA                 242,450            --         --        242,450
                                                   Mobilezone Holding
   120,000           --          --       120,000  AG                       760,747            --         --        760,747
                                                   Nishimatsuya Chain
    19,000           --          --        19,000  Co., Ltd.                173,725            --         --        173,725
    29,000           --          --        29,000  Saft Groupe SA           783,390            --         --        783,390
                                                   Tsutsumi Jewelry
    13,600           --          --        13,600  Co., Ltd.                289,417            --         --        289,417
                                                                          ---------     ---------        ---      ---------
                                                                          3,070,711       625,699         --      3,696,410
                                                                          ---------     ---------        ---      ---------
Textiles, Apparel & Luxury Goods (0.9%):
                                                   Fast Retailing Co.,
        --        6,100          --         6,100  Ltd.                          --       889,212         --        889,212
                                                   Prime Success
                                                   International
   868,000           --          --       868,000  Group, Ltd.              141,992            --         --        141,992
                                                                          ---------     ---------        ---      ---------
                                                                            141,992       889,212         --      1,031,204
                                                                          ---------     ---------        ---      ---------
Tobacco (1.9%):
                                                   British American
        --       41,070          --        41,070  Tobacco plc                   --     1,066,878         --      1,066,878

                                      161
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

     AZL                                                                     AZL
  Schroder                                                                Schroder
International   AZL NACM         AZL        Pro                         International   AZL NACM         AZL
  Small Cap   International International  Forma                          Small Cap   International International Pro Forma
    Fund          Fund       Index Fund   Combined                          Fund          Fund       Index Fund    Combined
   Shares        Shares        Shares      Shares                        Fair Value    Fair Value    Fair Value   Fair Value
------------- ------------- ------------- --------                      ------------- ------------- ------------- -----------
                                                   Imperial Tobacco
         --        9,976         --         9,976  Group plc                     --       266,425         --          266,425
     55,000           --         --        55,000  Swedish Match AB         787,772            --         --          787,772
                                                                         ----------    ----------        ---      -----------
                                                                            787,772     1,333,303         --        2,121,075
                                                                         ----------    ----------        ---      -----------
Trading Companies & Distributors (0.1%):
   35,000             --         --        35,000              Sig plc       90,340            --         --           90,340
                                                                         ----------    ----------        ---      -----------
Transportation Infrastructure (0.7%):
     15,000           --         --        15,000  Forth Ports plc          198,654            --         --          198,654
                                                   Hopewell Holdings,
     63,000           --         --        63,000  Ltd.                     208,390            --         --          208,390
    343,000           --         --       343,000  Smrt Corp., Ltd.         395,032            --         --          395,032
                                                                         ----------    ----------        ---      -----------
                                                                            802,076            --         --          802,076
                                                                         ----------    ----------        ---      -----------
Wireless Telecommunication Services (1.2%):
         --       21,401         --        21,401  Deutsche Telekom AG           --       324,516         --          324,516
     12,000           --         --        12,000  Elisa Oyj                207,689            --         --          207,689
         --          145         --           145  NTT DoCoMo, Inc.              --       285,900         --          285,900
         --      289,078         --       289,078  Vodafone Group plc            --       581,806         --          581,806
                                                                         ----------    ----------        ---      -----------
                                                                            207,689     1,192,222         --        1,399,911
                                                                         ----------    ----------        ---      -----------
Total Common Stocks
(Cost $157,807,719)                                                      55,919,299    53,499,348         --      109,418,647
                                                                         ----------    ----------        ---      -----------

                                      162
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL International Index Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                              AZL
     AZL                                                                   Schroder
  Schroder                       AZL                                     International   AZL NACM         AZL
International   AZL NACM    International Pro Forma                        Small Cap   International International   Pro Forma
  Small Cap   International  Index Fund   Combined                         Fund Fair     Fund Fair    Index Fund   Combined Fair
 Fund Shares   Fund Shares     Shares      Shares                            Value         Value      Fair Value       Value
------------- ------------- ------------- ---------                      ------------- ------------- ------------- -------------
Investment Company (5.1%):
                                                    Dreyfus Treasury
                                                    Prime Cash
  1,923,670     3,894,963        --       5,818,633 Management, 0.17%(b)    1,923,670     3,894,963        --         5,818,633
                                                                          -----------   -----------      ----      ------------
Total Investment Company
(Cost $5,818,633)                                                           1,923,670     3,894,963        --         5,818,633
                                                                          -----------   -----------      ----      ------------
Warrants (0.0%):
Containers & Packaging (0.0%):
     74,500            --        --          74,500 Goodpack, Ltd.              6,207            --        --             6,207
                                                                          -----------   -----------      ----      ------------
Total Warrants
(Cost $--)                                                                      6,207            --        --             6,207
                                                                          -----------   -----------      ----      ------------
Total Investment Securities
(Cost $163,626,352)(b)--101.0%                                             57,849,176    57,394,311        --       115,243,487
Net other assets (liabilities) -- (0.9)%                                      421,226    (1,443,848)       --        (1,022,622)
                                                                          -----------   -----------      ----      ------------
Adjustments for Reorganization Fees (c) - (0.1)%                                                           --           (85,000)
NET ASSETS -- 100.0%                                                      $58,270,402   $55,950,463      $ --      $114,135,865
                                                                          ===========   ===========      ====      ============

Percentages indicated are based on net assets as of December 31, 2008.

*   Non-income producing security

                                      163
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

ADR - American Depository Receipt

PLC - Public Liability Co.

SPA - Standby Purchase Agreement

(a) Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The manager has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b) The rate presented represents the effective yield as of December 31.2008.

(c) Represents the estimated reorganization fees and expenses that are to be paid by the Funds.

(d) Cost for federal income tax purposes is $165,596,874. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation................. $  3,814,932
Unrealized depreciation.................  (54,168,319)
                                         ------------
Net unrealized depreciation............. $ 50,353,387
                                         ============

                                      164
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                               AZL
AZL JPMorgan                                                                                JPMorgan
U.S. Equity   AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund            Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares              Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------  ---------------------- --------------- -------------------- ---------------- ----------- -------------
Common Stocks (97.9%)
Aerospace & Defense (2.2%):
       3,590                              3,590      BE Aerospace, Inc.*      $ 27,607                   $ 27,607
       6,940          6,900              13,840      Boeing Co. (The)          296,130       294,423      590,553
       1,660                              1,660      Ceradyne, Inc.*            33,715                     33,715
         370                                370      Cubic Corp.                10,064                     10,064
                                                     DynCorp
                                                     International,
          60                                 60      Inc., Class A *               910                        910
                                                     Esterline
       1,410                              1,410      Technologies Corp.*        53,425                     53,425
                                                     General Dynamics
       3,800                              3,800      Corp.                     218,842                    218,842
       1,430                              1,430      Goodrich Corp.             52,939                     52,939
                                                     Honeywell
       7,400                              7,400      International, Inc.       242,942                    242,942
                                                     L-3 Communications
       2,350                              2,350      Holdings, Inc.            173,383                    173,383
                                                     Lockheed Martin
         800                                800      Corp.                      67,264                     67,264
                                                     Northrop Grumman
      10,930                             10,930      Corp.                     492,287                    492,287
                                                     Orbital Sciences
         850                                850      Corp.*                     16,600                     16,600
                                                     Precision Castparts
       2,060                              2,060      Corp.                     122,529                    122,529
       4,900                              4,900      Raytheon Co.              250,096                    250,096
                                                     Spirit Aerosystems
       1,300                              1,300      Holdings, Inc.*            13,221                     13,221

                                      165
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

AZL JPMorgan                                                                                     AZL
  U.S.                                                                                        JPMorgan
 Equity         AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
  Fund               Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
 Shares                 Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
           800                                800      Triumph Group, Inc.        33,968                      33,968
                                                       United Technologies
         4,740                              4,740      Corp.                     254,064                     254,064
                                                                               2,359,986       294,423     2,654,409
Air Freight & Logistics (0.0%):
                                                       HUB Group, Inc.,
           760                                760      Class A*                   20,163                      20,163
                                                       Pacer
           450                                450      International, Inc.         4,693                       4,693
           750                                750      UTi Worldwide, Inc.        10,755                      10,755
                                                                                  35,611                      35,611
Airlines (0.1%):
                                                       Alaska Air Group,
           730                                730      Inc.*                      21,353                      21,353
                                                       Continental
                                                       Airlines, Inc.,
         2,680                              2,680      Class B*                   48,401                      48,401
         1,800                              1,800      SkyWest, Inc.              33,480                      33,480
         3,800                              3,800      UAL Corp.                  41,876                      41,876
                                                       US Airways Group,
         3,450                              3,450      Inc.*                      26,668                      26,668
                                                                                 171,778                     171,778
Auto Components (0.3%):
         2,390                              2,390      ArvinMeritor, Inc.          6,811                       6,811
         2,230                              2,230      Autoliv, Inc.              47,856                      47,856
         1,910                              1,910      BorgWarner, Inc.           41,581                      41,581

                                      166
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
  Fund               Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
 Shares                 Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
           210                                210      Exide Technologies*        1,111                        1,111
            20                                 20      Federal-Mogul Corp.*          85                           85
         2,360                              2,360      Gentex Corp.              20,839                       20,839
                                                       Goodyear Tire &
         5,680                              5,680      Rubber Co.*               33,909                       33,909
                                                       Johnson Controls,
         5,930                              5,930      Inc.                     107,689                      107,689
         2,930                              2,930      Lear Corp.*                4,131                        4,131
                                                       TRW Automotive
         4,430                              4,430      Holdings Corp.*           15,948                       15,948
         2,680                              2,680      WABCO Holdings, Inc.      42,317                       42,317
                                                                                322,277                      322,277
Automobiles (0.0%):
         3,400                              3,400      Oshkosh Truck Corp.       30,226                       30,226
                                                       Thor Industries,
         1,950                              1,950      Inc.                      25,701                       25,701
                                                                                 55,927                       55,927
Beverages (0.4%):
         7,040                              7,040      Coca-Cola Co.            318,701                      318,701
         4,180                              4,180      PepsiCo, Inc.            228,938                      228,938
                                                                                547,639                      547,639
Biotechnology (2.4%):
         6,340          40,500             46,840      Amgen, Inc.*             366,135       2,338,875    2,705,010

                                      167
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                       Cubist
                                                       Pharmaceuticals,
         1,050                              1,050      Inc.*                     25,368                       25,368
           724                                724      Facet Biotech Corp.        6,943                        6,943
         2,500                              2,500      Genentech, Inc.*         207,275                      207,275
                                                       Martek Biosciences
           740                                740      Corp.                     22,430                       22,430
                                                                                628,151       2,338,875    2,967,026
Building Products (0.1%):
                                                       Armstrong World
         1,020                              1,020      Industries, Inc.          22,053                       22,053
                                                       Lennox
         1,500                              1,500      International, Inc.       48,435                       48,435
                                                       Louisiana-Pacific
         1,290                              1,290      Corp.                      2,012                        2,012
         1,900                              1,900      Owens Corning, Inc.*      32,870                       32,870
                                                       Simpson
                                                       Manufacturing Co.,
           230                                230      Inc.                       6,385                        6,385
                                                                                111,755                      111,755
Capital Markets (3.6%):
                                                       Ameriprise
         2,070                              2,070      Financial, Inc.           48,355                       48,355
           450                                450      BlackRock, Inc.           60,368                       60,368
            40                                 40      Cohen & Steers, Inc.         440                          440
                                                       E*TRADE Financial
        11,920                             11,920      Corp.*                    13,708                       13,708
                                                       Franklin Resources,
         2,150                              2,150      Inc.                     137,127                      137,127
                                                       Goldman Sachs
         2,470          4,200               6,670      Group, Inc.              208,443         354,438      562,881

                                      168
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                       Interactive Brokers
                                                       Group, Inc., Class
         1,700                               1,700     A*                        30,413                       30,413
                                                       Investment
                                                       Technology Group,
           500                                 500     Inc.*                     11,360                       11,360
                                                       Janus Capital
         2,860                               2,860     Group, Inc.               22,966                       22,966
                                                       Jefferies Group,
           690                                 690     Inc.                       9,701                        9,701
                                                       Knight Capital
         2,290                               2,290     Group, Inc.               36,984                       36,984
                                                       Lazard, Ltd., Class
           600                                 600     A                         17,844                       17,844
         2,100                               2,100     Legg Mason, Inc.          46,011                       46,011
                                                       Merrill Lynch &
                       128,050             128,050     Co., Inc.                              1,490,502    1,490,502
                                                       Piper Jaffray Cos.,
           720                                 720     Inc.*                     28,627                       28,627
                        41,900              41,900     State Stree Corp.                      1,647,927    1,647,927
                                                       T. Rowe Price
         3,680                               3,680     Group, Inc.              130,419                      130,419
                                                       TD AMERITRADE
         7,770                               7,770     Holding Corp.*           110,722                      110,722
                                                                                913,488       3,492,867    4,406,355
Chemicals (0.8%):
                                                       Air Products &
           400                                 400     Chemicals, Inc.           20,108                       20,108
         3,872                               3,872     Ashland, Inc.             40,695                       40,695
           350                                 350     Cabot Corp.                5,355                        5,355
                                                       Celanese Corp.,
         2,330                               2,330     Series A                  28,962                       28,962
                                                       CF Industries
           810                                 810     Holdings, Inc.            39,819                       39,819

                                      169
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
         6,910                              6,910      Chemtura Corp.             9,674                       9,674
                                                       Cytec Industries,
         1,080                              1,080      Inc.                      22,918                      22,918
                                                       Dow Chemical Co.
         2,890                              2,890      (The)                     43,610                      43,610
                                                       E.I. du Pont de
         1,210                              1,210      Nemours & Co.             30,613                      30,613
         1,020                              1,020      Eastman Chemical Co.      32,344                      32,344
         1,240                              1,240      Ferro Corp.                8,742                       8,742
         2,020                              2,020      H.B. Fuller Co.           32,542                      32,542
                                                       Koppers Holdings,
           440                                440      Inc.                       9,513                       9,513
                                                       Minerals
           680                                680      Technologies, Inc.        27,812                      27,812
         2,700                              2,700      Monsanto Co.             189,945                     189,945
         8,790                              8,790      Mosaic Co.               304,134                     304,134
         2,240                              2,240      Nalco Holding Co.         25,850                      25,850
           440                                440      NewMarket Corp.           15,360                      15,360
         2,400                              2,400      NOVA Chemicals Corp       11,448                      11,448
         1,230                              1,230      Olin Corp.                22,238                      22,238
            50                                 50      OM Group, Inc.*            1,055                       1,055
                                                       Rockwood Holdings,
         1,040                              1,040      Inc.*                     11,232                      11,232
                                                       RPM International,
         2,430                              2,430      Inc.                      32,295                      32,295

                                      170
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
           680                                680      Scotts Co., Class A        20,210                      20,210
           130                                130      Valhi, Inc.                 1,391                       1,391
         1,820                              1,820      Valspar Corp. (The)        32,924                      32,924
           280                                280      W. R. Grace & Co.*          1,672                       1,672
                                                       Westlake Chemical
           880                                880      Corp.                      14,335                      14,335
                                                                               1,036,796                   1,036,796
Commercial Banks (0.8%):
                                                       Colonial Bancgroup,
         5,180                              5,180      Inc.                       10,723                      10,723
                                                       East West Bancorp,
         2,380                              2,380      Inc.                       38,009                      38,009
           700                                700      First Bancorp               7,798                       7,798
                                                       First Citizens
                                                       BancShares, Inc.,
            10                                 10      Class A                     1,528                       1,528
                                                       First Commonwealth
            30                                 30      Financial Corp.               371                         371
                                                       First Horizon
         6,538                              6,538      National Corp.             69,108                      69,108
                                                       First Midwest
           900                                900      Bancorp, Inc.              17,973                      17,973
           300                                300      Hancock Holding Co.        13,638                      13,638
                                                       International
           640                                640      Bancshares Corp.           13,971                      13,971
                                                       National Penn
         1,480                              1,480      Bancshares, Inc.           21,475                      21,475

                                      171
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                       NewAlliance
           660                                660      Bancshares, Inc.           8,692                       8,692
         1,320                              1,320      Old National Bancorp      23,971                      23,971
                                                       Pacific Capital
         2,460                              2,460      Bancorp                   41,525                      41,525
         1,050                              1,050      PacWest Bancorp           28,245                      28,245
            80                                 80      Park National Corp.        5,740                       5,740
         6,430                              6,430      Popular, Inc.             33,179                      33,179
                                                       Regions Financial
         7,120                              7,120      Corp.                     56,675                      56,675
                                                       Sterling Financial
           550                                550      Corp.                      4,840                       4,840
                                                       Susquehanna
         1,560                              1,560      Bancshares, Inc.          24,820                      24,820
                                                       Terra Industries,
         2,380                              2,380      Inc.                      39,674                      39,674
           640                                640      Trustmark Corp.           13,818                      13,818
         7,950                              7,950      U.S. Bancorp             198,829                     198,829
         2,430                              2,430      UCBH Holdings, Inc.       16,718                      16,718
                                                       Umpqua Holdings
           850                                850      Corp.                     12,299                      12,299
                                                       United Community
           491                                491      Banks, Inc.                6,673                       6,673
                                                       Webster Financial
         2,390                              2,390      Corp.                     32,934                      32,934
         8,560                              8,560      Wells Fargo & Co.        252,349                     252,349
                                                       Whitney Holding
           440                                440      Corp.                      7,036                       7,036

                                      172
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                       Wintrust Financial
           100                                100      Corp.                       2,057                       2,057
           780                                780      Zions Bancorp              19,118                      19,118
                                                                               1,023,786                   1,023,786
Commercial Services & Supplies (0.9%):
           690                                690      Administaff, Inc.          14,932                      14,932
                                                       American
           200                                200      Reprographics Co.*          1,380                       1,380
                                                       Avis Budget Group,
         2,380                              2,380      Inc.*                       1,666                       1,666
           870                                870      Brink's Co. (The)          23,386                      23,386
           270                                270      Clean Harbors, Inc.*       17,129                      17,129
                                                       Clear Channel
                                                       Outdoor Holdings,
         1,050                              1,050      Inc., Class A*              6,457                       6,457
           830                                830      Copart, Inc.*              22,568                      22,568
                                                       Corporate Executive
           820                                820      Board Co.                  18,089                      18,089
           600                                600      CoStar Group, Inc.*        19,764                      19,764
         3,010                              3,010      Deluxe Corp.               45,030                      45,030
                                                       EnergySolutions,
           120                                120      Inc.                          678                         678
         1,680                              1,680      Equifax, Inc.              44,554                      44,554
         2,830                              2,830      Fair Isaac Corp.           47,714                      47,714
                                                       First Advantage
           190                                190      Corp., Class A*             2,688                       2,688

                                      173
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
           940                                940      Frontline, Ltd.           27,833                     27,833
           720                                720      Harte-Hanks, Inc.          4,493                      4,493
                                                       Heartland Payment
           290                                290      Systems, Inc.              5,075                      5,075
         1,860                              1,860      Herman Miller, Inc.       24,236                     24,236
                                                       Hertz Global
         6,070                              6,070      Holdings, Inc.*           30,775                     30,775
                                                       Hewitt Associates,
         1,250                              1,250      Inc.*                     35,475                     35,475
         2,070                              2,070      HNI Corp.                 32,789                     32,789
         1,690                              1,690      Interface, Inc.            7,842                      7,842
                                                       Korn/Ferry
         2,680                              2,680      International*            30,606                     30,606
                                                       Lamar Advertising
         2,090                              2,090      Co.*                      26,250                     26,250
                                                       M & F Worldwide
            30                                 30      Corp.*                       463                        463
         1,490                              1,490      Manpower, Inc.            50,645                     50,645
                                                       Monster Worldwide,
         4,760                              4,760      Inc.*                     57,548                     57,548
         5,360                              5,360      MPS Group, Inc.*          40,361                     40,361
                                                       Navigant
           340                                340      Consulting, Inc.*          5,396                      5,396
         2,200                              2,200      Pitney Bowes, Inc.        56,056                     56,056
                                                       R.R. Donnelley &
         3,170                              3,170      Sons Co.                  43,049                     43,049
                                                       Resources
         1,700                              1,700      Connection, Inc.*         27,846                     27,846

                                      174
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
  Fund               Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
 Shares                 Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                       Robert Half
         3,160                               3,160     International, Inc.        65,791                      65,791
                                                       Steelcase, Inc.,
         5,170                               5,170     Class A                    29,055                      29,055
                                                       TeleTech Holdings,
         1,990                               1,990     Inc.*                      16,616                      16,616
                                                       Ticketmaster
           780                                 780     Entertainment, Inc.*        5,008                       5,008
           930                                 930     Trueblue, Inc.*             8,900                       8,900
                                                       United Stationers,
           380                                 380     Inc.*                      12,726                      12,726
           900                                 900     Vail Resorts, Inc.*        23,940                      23,940
           230                                 230     Viad Corp.                  5,690                       5,690
                                                       Warner Music Group
         1,380                               1,380     Corp.                       4,168                       4,168
                                                       Waste Management,
         2,500                               2,500     Inc.                       82,850                      82,850
                                                       Watson Wyatt
           920                                 920     Worldwide, Inc.            43,994                      43,994
                                                                               1,071,511                   1,071,511
Communications Equipment (3.0%):
         9,890                               9,890     3 Com Corp.*               22,549                      22,549
         2,380                               2,380     ADTRAN, Inc.               35,414                      35,414
         2,530                               2,530     Avocent Corp.*             45,312                      45,312
         4,055                               4,055     Ciena Corp.*               27,169                      27,169
        60,460         117,100             177,560     Cisco Systems, Inc.*      985,498      1,908,730    2,894,228

                                      175
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
  Fund               Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
 Shares                 Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
         2,940                              2,940      CommScope, Inc.*           45,688                      45,688
                                                       Comtech
                                                       Telecommunications
           290                                290      Corp.*                     13,288                      13,288
         9,210                              9,210      Corning, Inc.              87,771                      87,771
         1,480                              1,480      Harris Corp.               56,314                      56,314
        12,760                             12,760      JDS Uniphase Corp.*        46,574                      46,574
         3,010                              3,010      Plantronics, Inc.          39,732                      39,732
         2,250                              2,250      Polycom, Inc.*             30,397                      30,397
         7,980                              7,980      QUALCOMM, Inc.            285,923                     285,923
                                                       Sonus Networks,
           190                                190      Inc.*                         300                         300
                                                       Starent Networks
           290                                290      Corp.*                      3,460                       3,460
         2,140                              2,140      Tekelec*                   28,548                      28,548
        14,000                             14,000      Tellabs, Inc.*             57,680                      57,680
           160                                160      ViaSat, Inc.*               3,853                       3,853
                                                                               1,815,470      1,908,730    3,724,200
Computers & Peripherals (6.2%):
         4,270                              4,270      Apple, Inc.*              364,444                     364,444
                                                       Avid Technology,
           660                                660      Inc.*                       7,201                       7,201
                                                       Brocade
                                                       Communications
        13,530                             13,530      Systems, Inc.*             37,884                      37,884

                                      176
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
         3,510                              3,510      Dell, Inc.*                35,942                      35,942
                                                       Electronics For
           940                                940      Imaging, Inc.*              8,986                       8,986
        13,440          37,700             51,140      EMC Corp.*                140,717        394,719      535,436
         5,550                              5,550      Emulex Corp.*              38,739                      38,739
        28,720          53,050             81,770      Hewlett-Packard Co.     1,042,249      1,925,184    2,967,433
           810                                810      Intermec, Inc.*            10,757                      10,757
                                                       International
                                                       Business Machines
        13,130          25,150             38,280      Corp.                   1,105,021      2,116,624    3,221,645
                                                       Lexmark
         2,150                              2,150      International, Inc.*       57,835                      57,835
         3,270                              3,270      NCR Corp.*                 46,238                      46,238
         2,010                              2,010      NetApp, Inc.*              28,080                      28,080
         5,060                              5,060      QLogic Corp.*              68,006                      68,006
         3,730                              3,730      SanDisk Corp.*             35,808                      35,808
        18,530                             18,530      Seagate Technology         82,088                      82,088
         1,930                              1,930      Synaptics, Inc.*           31,961                      31,961
                                                       Western Digital
         3,310                              3,310      Corp.*                     37,899                      37,899
                                                                               3,179,855      4,436,527    7,616,382
Construction & Engineering ( 0.4%):
                                                       Aecom Technology
            50                                 50      Corp.*                      1,537                       1,537

                                      177
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
         1,990                              1,990      Centex Corp.              21,174                      21,174
                                                       Chicago Bridge &
                                                       Iron Co., New York
         3,050                              3,050      Registered Shares         30,652                      30,652
         3,060                              3,060      Emcor Group, Inc.*        68,636                      68,636
         3,720                              3,720      Fluor Corp.              166,916                     166,916
                                                       Granite
         1,160                              1,160      Construction, Inc.        50,959                      50,959
           830                                830      KBR, Inc.                 12,616                      12,616
                                                       Navistar
         1,060                              1,060      International Corp.*      22,663                      22,663
         2,250                              2,250      Perini Corp.*             52,605                      52,605
           350                                350      Pulte Homes, Inc.          3,825                       3,825
         1,280                              1,280      Shaw Group, Inc.*         26,202                      26,202
                                                                                457,785                     457,785
Consumer Finance ( 0.4%):
                        19,700             19,700      American Express Co.                    365,435      365,435
         3,120                              3,120      AmeriCredit Corp.*        23,837                      23,837
                                                       Cash America
         1,490                              1,490      International, Inc.       40,751                      40,751
                                                       EZCORP, Inc., Class
           350                                350      A*                         5,324                       5,324
                                                                                 69,912        365,435      435,347

                                      178
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
  Fund               Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
 Shares                 Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
Containers & Packaging (0.2%):
                                                       Owens-Illinois,
         2,340                              2,340      Inc.*                     63,952                      63,952
                                                       Packaging Corp. of
         1,120                              1,120      America                   15,075                      15,075
                                                       Rock-Tenn Co.,
           780                                780      Class A                   26,660                      26,660
         2,840                              2,840      Sealed Air Corp.          42,430                      42,430
         1,910                              1,910      Sonoco Products Co.       44,236                      44,236
         7,190                              7,190      Temple Inland, Inc.       34,512                      34,512
                                                       Textainer Group
           220                                220      Holdings, Ltd.             2,332                       2,332
                                                                                229,197                     229,197
Distributors (0.1%):
                                                       Ingram Micro, Inc.,
         4,040                              4,040      Class A*                  54,095                      54,095
           760                                760      LKQ Corp.*                 8,862                       8,862
                                                       WESCO
         2,470                              2,470      International, Inc.*      47,498                      47,498
                                                                                110,455                     110,455
Diversified Consumer Services (0.1%):
                                                       Brink's Home
                                                       Security Holdings,
           480                                480      Inc.*                     10,522                      10,522
                                                       Career Education
         1,940                              1,940      Corp.*                    34,803                      34,803
                                                       Corinthian
           970                                970      Colleges, Inc.*           15,879                      15,879
                                                       Interval Leisure
           780                                780      Group, Inc.*               4,204                       4,204

                                      179
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
           620                                 620     Regis Corp.                9,009                        9,009
           470                                 470     RSC Holdings, Inc.*        4,004                        4,004
                                                       Service Corp.
         4,000                               4,000     International             19,880                       19,880
                                                                                 98,301                       98,301
Diversified Financial Services (5.1%):
                                                       Affiliated Managers
           250                                 250     Group, Inc.*              10,480                       10,480
                                                       Bank of America
        25,578          29,628              55,206     Corp.                    360,138         417,162      777,300
                                                       Capital One
         1,040          15,280              16,320     Financial Corp.           33,165         487,279      520,444
                                                       Cathay General
           760                                 760     Bancorp                   18,050                       18,050
         7,090                               7,090     CIT Group, Inc.           32,188                       32,188
                       223,400             223,400     Citigroup, Inc.                        1,499,014    1,499,014
                                                       Discover Financial
         6,530                               6,530     Services                  62,231                       62,231
           740                                 740     FirstMerit Corp.          15,237                       15,237
                                                       GAMCO Investors,
           150                                 150     Inc., Class A              4,098                        4,098
            70                                  70     GLG Partners, Inc.           159                          159
                                                       Greenhill & Co.,
           380                                 380     Inc.                      26,513                       26,513
                                                       JP Morgan Chase &
        15,174          36,300              51,474     Co.                      478,436       1,144,539    1,622,975
           550                                 550     KBW, Inc.*                12,650                       12,650

                                      180
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
  Fund               Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
 Shares                 Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                       Nelnet, Inc.,
           510                                510      Class A                     7,308                       7,308
         4,060          51,600             55,660      NYSE Euronext             111,163      1,412,808    1,523,971
         1,030                              1,030      PHH Corp.*                 13,112                      13,112
            20                                 20      PICO Holdings, Inc.*          532                         532
         1,280                              1,280      SEI Investments Co.        20,109                      20,109
                                                       Stifel Financial
           560                                560      Corp.*                     25,676                      25,676
                                                       Student Loan Corp.
           120                                120      (The)                       4,920                       4,920
           133                                133      Tree.Com Inc.*                346                         346
                                                                               1,236,511      4,960,802    6,197,313
Diversified Telecommunication Services (1.8%):
        37,619          14,100             51,719      AT&T, Inc.              1,072,142        401,850    1,473,992
                                                       Cincinnati Bell,
         4,580                              4,580      Inc.*                       8,839                       8,839
                                                       EchoStar Corp.,
         1,370                              1,370      Class A*                   20,372                      20,372
         2,100                              2,100      Embarq Corp.               75,516                      75,516
         1,930                              1,930      MasTec, Inc.*              22,350                      22,350
                                                       Premiere Global
         1,340                              1,340      Services, Inc.*            11,537                      11,537
                                                       Qwest
                                                       Communications
        16,680                             16,680      International, Inc.        60,715                      60,715
         4,630                              4,630      tw telecom, Inc.*          39,216                      39,216

                                      181
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
  Fund               Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
 Shares                 Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                       Verizon
        14,530                             14,530      Communications, Inc.      492,567                     492,567
         5,420                              5,420      Windstream Corp.           49,864                      49,864
                                                                               1,853,118       401,850     2,254,968
Electric Utilities (0.2%):
        12,010                             12,010      Duke Energy Corp.         180,270                     180,270
                                                       Reliant Energy,
         4,540                              4,540      Inc.*                      26,241                      26,241
                                                       Unisource Energy
           760                                760      Corp.                      22,314                      22,314
                                                                                 228,825                     228,825
Electrical Equipment (0.5%):
           940                                940      A.O. Smith Corp.           27,749                      27,749
         1,670                              1,670      Acuity Brands, Inc.        58,300                      58,300
         2,550                              2,550      Baldor Electric Co.        45,517                      45,517
         2,370                              2,370      Belden CDT, Inc.           49,486                      49,486
           550                                550      Brady Corp., Class A       13,173                      13,173
                                                       Cooper Industries,
         1,010                              1,010      Ltd., Class A              29,522                      29,522
         6,140                              6,140      Emerson Electric Co.      224,785                     224,785
                                                       GrafTech
         6,770                              6,770      International, Ltd.*       56,326                      56,326
           220                                220      Regal-Beloit Corp.          8,358                       8,358
                                                       Rockwell
         1,530                              1,530      International Corp.        49,327                      49,327

                                      182
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
  Fund               Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
 Shares                 Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                       Thomas & Betts
         1,550                              1,550      Corp.*                    37,061                      37,061
                                                       Woodward Governor
         1,720                              1,720      Co.                       39,594                      39,594
                                                                                639,198                     639,198
Electronic Equipment & Instruments (0.6%):
                                                       Agilent
         5,100                              5,100      Technologies, Inc.*       79,713                      79,713
                                                       Amphenol Corp.,
         1,510                              1,510      Class A                   36,210                      36,210
                                                       Anixter
         1,120                              1,120      International, Inc.*      33,734                      33,734
                                                       Arrow Electronics,
         2,640                              2,640      Inc.*                     49,738                      49,738
         2,920                              2,920      Avnet, Inc.*              53,173                      53,173
         1,230                              1,230      AVX Corp.                  9,766                       9,766
                                                       Bally Technologies,
           360                                360      Inc*                       8,651                       8,651
                                                       Benchmark
         3,700                              3,700      Electronics, Inc.*        47,249                      47,249
         1,540                              1,540      Cogent Inc.*              20,898                      20,898
           500                                500      Cognex Corp.               7,400                       7,400
           670                                670      Coherent, Inc.*           14,378                      14,378
                                                       Dolby Laboratories,
         1,010                              1,010      Inc., Class A*            33,088                      33,088
                                                       Hubbell, Inc.,
         1,000                              1,000      Class B                   32,680                      32,680
           400                                400      Itron, Inc.*              25,496                      25,496

                                      183
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
  Fund               Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
 Shares                 Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
         5,450                              5,450      Jabil Circuit, Inc.       36,788                      36,788
                                                       L-1 Identity
           440                                440      Solutions, Inc.*           2,966                       2,966
            20                                 20      Littlelfuse, Inc.*           332                         332
         3,170                              3,170      Molex, Inc.               45,933                      45,933
            40                                 40      MTS Systems Corp.          1,066                       1,066
                                                       National
         1,290                              1,290      Instruments Corp.         31,424                      31,424
           850                                850      Plexus Corp.*             14,408                      14,408
                                                       Rofin-Sinar
           530                                530      Technologies, Inc.*       10,907                      10,907
                                                       Roper Industries,
           430                                430      Inc.                      18,666                      18,666
           120                                120      ScanSource, Inc.*          2,312                       2,312
           270                                270      Technitrol, Inc.             940                         940
                                                       Trimble Navigation,
         2,340                              2,340      Ltd.*                     50,567                      50,567
                                                       Tyco Electronics,
         3,400                              3,400      Ltd.                      55,114                      55,114
                                                       Vishay
                                                       Intertechnology,
         8,160                              8,160      Inc.*                     27,907                      27,907
                                                                                751,504                     751,504
Energy Equipment & Services (1.4%):
         6,390                              6,390      Baker Hughes, Inc.*      204,927                     204,927
                                                       Basic Energy
           650                                650      Services, Inc.             8,476                       8,476

                                      184
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
         3,020                              3,020      BJ Services Co.           35,243                      35,243
                                                       Complete Production
         3,220                              3,220      Services, Inc.*           26,243                      26,243
                                                       Diamond Offshore
         1,300                              1,300      Drilling, Inc.            76,622                      76,622
                                                       Dresser-Rand Group,
         2,220                              2,220      Inc.*                     38,295                      38,295
           560                                560      Dril-Quip, Inc.*          11,486                      11,486
                                                       ENSCO
         1,570                              1,570      International, Inc.       44,572                      44,572
                                                       Hornbeck Offshore
            60                                 60      Services, Inc.*              980                         980
                                                       ION Geophysical
           160                                160      Corp.*                       549                         549
                                                       Lufkin Industries,
           300                                300      Inc.                      10,350                      10,350
                                                       Nabors Industries,
         2,880                              2,880      Ltd.*                     34,474                      34,474
                                                       National-Oilwell
         5,470                              5,470      Varco, Inc.*             133,687                     133,687
        13,410                             13,410      Noble Corp.              295,825                     295,825
                                                       Oceaneering
         1,060                              1,060      International, Inc.*      30,888                      30,888
                                                       Oil States
         2,460                              2,460      International, Inc.*      45,977                      45,977
         2,980                              2,980      Parker Drilling Co.*       8,642                       8,642
                                                       Patterson-UTI
         2,830                              2,830      Energy, Inc.              32,573                      32,573
                                                       Pioneer Drilling
           150                                150      Co.*                         836                         836
         6,090                              6,090      Schlumberger, Ltd.       257,790                     257,790

                                      185
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                       Seacor Holdings,
           680                                680      Inc.*                      45,322                      45,322
                                                       Smith
           300                                300      International, Inc.         6,867                       6,867
                                                       TETRA Technologies,
           470                                470      Inc.*                       2,284                       2,284
           890                                890      Tidewater, Inc.            35,840                      35,840
         3,010                              3,010      Transocean, Ltd.*         142,223                     142,223
         1,580                              1,580      Unit Corp.*                42,218                      42,218
                                                       Weatherford
         9,620                              9,620      International, Ltd.*      104,088                     104,088
                                                                               1,677,277                   1,677,277
Food & Staples Retailing (1.0%):
                                                       Casey's General
           990                                990      Stores, Inc.               22,542                      22,542
         2,560                              2,560      CVS Caremark Corp.         73,574                      73,574
                                                       Fresh Del Monte
           250                                250      Produce, Inc.*              5,605                       5,605
         6,950                              6,950      Kroger Co.                183,550                     183,550
        18,160                             18,160      Safeway, Inc.             431,663                     431,663
         1,210                              1,210      Supervalu, Inc.            17,666                      17,666
                                                       Wal-Mart Stores,
         8,910                              8,910      Inc.                      499,495                     499,495
           100                                100      Weis Markets, Inc.          3,363                       3,363
                                                       Winn-Dixie Stores,
           180                                180      Inc.*                       2,898                       2,898

                                      186
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                                               1,240,356                   1,240,356
Food Products (0.0%):
           200                                200      Bunge, Ltd.                10,354                      10,354
                                                       Darling
           680                                680      International, Inc.*        3,733                       3,733
         1,070                              1,070      Del Monte Foods Co.         7,640                       7,640
                                                       Ralcorp Holdings,
           270                                270      Inc.*                      15,768                      15,768
                                                                                  37,495                      37,495
Gas Utilities (0.3%):
                                                       Laclede Group, Inc.
           470                                470      (The)                      22,015                      22,015
         5,970                              5,970      Noble Energy, Inc.        293,843                     293,843
                                                       South Jersey
            10                                 10      Industries, Inc.              399                         399
           420                                420      Southwest Gas Corp.        10,592                      10,592
           470                                470      WGL Holdings, Inc.         15,364                      15,364
                                                                                 342,213                     342,213
Health Care Equipment & Supplies (0.2%):
                                                       American Medical
                                                       Systems Holdings,
           150                                150      Inc.*                       1,349                       1,349
           290                                290      Analogic Corp.              7,911                       7,911
            30                                 30      Celera Corp.*                 334                         334
         2,280                              2,280      Herbalife, Ltd.            49,430                      49,430

                                      187
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                       Hill-Rom Holdings,
         1,010                               1,010     Inc.                      16,625                       16,625
                                                       Inverness Medical
           480                                 480     Innovation, Inc.*          9,077                        9,077
         1,400                               1,400     Medtronic, Inc.           43,988                       43,988
                                                       Sirona Dental
           630                                 630     Systems, Inc.*             6,615                        6,615
           450                                 450     STERIS Corp.              10,750                       10,750
                                                       Zimmer Holdings,
         2,300                               2,300     Inc.*                     92,966                       92,966
                                                                                239,045                      239,045
Health Care Providers & Services (8.6%):
        20,210         150,050             170,260     Aetna, Inc.              575,985       4,276,425    4,852,410
         2,160                               2,160     AMERIGROUP Corp.*         63,763                       63,763
                                                       Brookdale Senior
         1,680                               1,680     Living, Inc.               9,374                        9,374
                                                       Cardinal Health,
           550                                 550     Inc.                      18,959                       18,959
         2,290                               2,290     Centene Corp.*            45,136                       45,136
           940                                 940     Chemed Corp.              37,384                       37,384
         3,550                               3,550     CIGNA Corp.               59,817                       59,817
                                                       Community Health
           570                                 570     Systems, Inc.*             8,311                        8,311
                                                       Coventry Health
         2,000                               2,000     Care, Inc.*               29,760                       29,760
                                                       Emergency Medical
                                                       Services Corp.,
           230                                 230     Series A*                  8,420                        8,420

                                      188
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
         3,350                               3,350     Health Net, Inc.*         36,482                       36,482
         1,020                               1,020     Healthspring, Inc.*       20,369                       20,369
           120                                 120     Hillenbrand, Inc.          2,002                        2,002
                                                       Kindred Healthcare,
         1,320                               1,320     Inc.*                     17,186                       17,186
                                                       LifePoint
         1,820                               1,820     Hospitals, Inc.*          41,569                       41,569
                                                       Lincare Holdings,
         1,260                               1,260     Inc.*                     33,932                       33,932
                                                       Magellan Health
           310                                 310     Services, Inc.*           12,140                       12,140
                                                       Molina Heathcare,
           230                                 230     Inc.*                      4,050                        4,050
         1,120                               1,120     Omnicare, Inc.            31,091                       31,091
           230                                 230     Owens & Minor, Inc.        8,660                        8,660
                                                       Pediatrix Medical
           600                                 600     Group, Inc.*              19,020                       19,020
                                                       UnitedHealth Group,
                       170,400             170,400     Inc.                                   4,532,640    4,532,640
                                                       Universal American
           660                                 660     Financial Corp.*           5,821                        5,821
                                                       Universal Health
                                                       Services, Inc.,
           920                                 920     Class B                   34,564                       34,564
            50                                  50     VCA Antech, Inc.*            994                          994
                                                       WellCare Health
         1,020                               1,020     Plans, Inc.*              13,117                       13,117
        13,330                              13,330     WellPoint, Inc.*         561,593                      561,593

                                      189
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
  Fund               Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
 Shares                 Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                                               1,699,499      8,809,065   10,508,564
Health Care Technology (0.0%):
                                                       Allscripts
                                                       Healthcare
           510                                510      Solution, Inc.              5,059                       5,059
           510                                510      IMS Health, Inc.            7,732                       7,732
                                                                                  12,791                      12,791
Hotels, Restaurants & Leisure (0.4%):
                                                       Ameristar Casinos,
           400                                400      Inc.                        3,456                       3,456
                                                       Bob Evans Farms,
         1,030                              1,030      Inc.                       21,043                      21,043
         3,980                              3,980      Boyd Gaming Corp.          18,825                      18,825
                                                       Brinker
         3,300                              3,300      International, Inc.        34,782                      34,782
         3,010                              3,010      Carnival Corp.             73,203                      73,203
                                                       CEC Entertainment,
         1,600                              1,600      Inc.*                      38,800                      38,800
                                                       Chipotle Mexican
            42                                 42      Grill, Inc.*                2,406                       2,406
                                                       International
                                                       Speedway Corp.,
           710                                710      Class A                    20,398                      20,398
                                                       Jack in the Box,
         2,150                              2,150      Inc.*                      47,493                      47,493
                                                       Life Time Fitness,
           720                                720      Inc.*                       9,324                       9,324
         1,640                              1,640      McDonald's Corp.          101,992                     101,992
                                                       Panera Bread Co.,
           670                                670      Class A*                   35,001                      35,001
                                                       Papa John's
           260                                260      International, Inc.*        4,792                       4,792

                                      190
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
  Fund               Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
 Shares                 Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
           870                                870      Sonic Corp.*              10,588                      10,588
                                                       Speedway
           580                                580      Motorsports, Inc.          9,344                       9,344
                                                       WMS Industries,
         1,680                              1,680      Inc.*                     45,192                      45,192
                                                       Wyndham Worldwide
         4,630                              4,630      Corp.                     30,327                      30,327
                                                                                506,966                     506,966
Household Durables (0.2%):
                                                       American Greetings
         1,550                              1,550      Corp., Class A            11,733                      11,733
                                                       Harman
                                                       International
         2,330                              2,330      Industries, Inc.          38,981                      38,981
           930                                930      KB Home                   12,667                      12,667
         2,980                              2,980      Lennar Corp.              25,837                      25,837
                                                       M.D.C. Holdings,
           260                                260      Inc.                       7,878                       7,878
           480                                480      Meritage Corp.*            5,842                       5,842
                                                       Ryland Group, Inc.
         1,260                              1,260      (The)                     22,264                      22,264
         1,220                              1,220      Snap-On, Inc.             48,043                      48,043
         1,090                              1,090      Stanley Works (The)       37,169                      37,169
                                                       Tempur-Pedic
         3,290                              3,290      International, Inc.       23,326                      23,326
                                                                                233,740                     233,740
Household Products (0.7%):
           400                                400      Jarden Corp.*              4,600                       4,600

                                      191
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                AZL
AZL JPMorgan                                                                                 JPMorgan
 U.S. Equity   AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
    Fund            Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
   Shares              Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
 ------------  ---------------------- --------------- -------------------- ---------------- ----------- -------------
        14,562                             14,562     Procter & Gamble Co.      900,223                     900,223
                                                                                904,823                     904,823
Independent Power Producers & Energy Traders (3.7%):
                      549,850             549,850     AES Corp. (The)*                       4,530,764    4,530,764
         1,780                              1,780     Mirant Corp.*              33,589                      33,589
                                                                                 33,589      4,530,764    4,564,353
Industrial Conglomerates (2.9%):
         3,350          5,600               8,950     3M Co.                    192,759        322,224      514,983
           210                                210     Carlisle Cos., Inc.         4,347                       4,347
        55,520        130,100             185,620     General Electric Co.      899,424      2,107,620    3,007,044
         1,700                              1,700     Harsco Corp.               47,056                      47,056
                                                      McDermott
           600                                600     International, Inc.*        5,928                       5,928
                                                      Tyco International,
         1,020                              1,020     Ltd.                       22,032                      22,032
                                                                              1,171,546      2,429,844    3,601,390
Insurance (2.4%):
                                                      Allied World
                                                      Assurance Co.
         1,080                              1,080     Holdings, Ltd.             43,848                      43,848
         1,930         16,750              18,680     Allstate Corp. (The)       63,227        548,730      611,957
                                                      American Financial
         2,450                              2,450     Group, Inc.                56,056                      56,056
                                                      American National
            20                                 20     Insurance Co.               1,475                       1,475

                                      192
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
  Fund               Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
 Shares                 Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                       AmTrust Financial
           140                                140      Services, Inc.             1,624                       1,624
                                                       Arch Capital Group,
           440                                440      Ltd.*                     30,844                      30,844
                                                       Aspen Insurance
         1,940                              1,940      Holdings, Ltd.            47,045                      47,045
                                                       Assured Guaranty,
         1,020                              1,020      Ltd.                      11,628                      11,628
                                                       Axis Capital
         1,980                              1,980      Holdings, Ltd.            57,658                      57,658
                                                       Berkshire Hathaway,
            77                                 77      Inc., Class B*           247,478                     247,478
         2,720                              2,720      Brown & Brown, Inc.       56,848                      56,848
                                                       Catalyst Health
           540                                540      Solutions, Inc.*          13,149                      13,149
         4,980                              4,980      Chubb Corp. (The)        253,980                     253,980
                                                       Cincinnati
         1,030                              1,030      Financial Corp.           29,942                      29,942
         2,410                              2,410      CNA Financial Corp.       39,620                      39,620
           200                                200      CNA Surety Corp.*          3,840                       3,840
         1,510                              1,510      Conseco, Inc.*             7,822                       7,822
                                                       Delphi Financial
         1,430                              1,430      Group, Inc., Class A      26,369                      26,369
                                                       Employers Holdings,
         1,180                              1,180      Inc.                      19,470                      19,470
                                                       Endurance Specialty
           840                                840      Holdings, Ltd.            25,645                      25,645
                                                       FBL Financial
            40                                 40      Group, Inc., Class A         618                         618
                                                       Fidelity National
                                                       Financial, Inc.,
           930                                930      Class A                   16,507                      16,507

                                      193
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
  Fund               Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
 Shares                 Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
           290                                290      First American Corp.       8,378                       8,378
                                                       Flagstone
                                                       Reinsurance
            90                                 90      Holdings, Ltd.               879                         879
                                                       Genworth Financial,
         5,490                              5,490      Inc.                      15,537                      15,537
                                                       Hanover Insurance
           870                                870      Group, Inc. (The)         37,384                      37,384
                                                       Harleysville Group,
           420                                420      Inc.                      14,587                      14,587
                                                       Hartford Financial
         1,350                              1,350      Services Group, Inc.      22,167                      22,167
                                                       HCC Insurance
         1,340                              1,340      Holdings, Inc.            35,845                      35,845
                                                       Infinity Property &
            50                                 50      Casualty Corp.             2,337                       2,337
         1,540                              1,540      IPC Holdings, Ltd.        46,046                      46,046
                                                       Lincoln National
         2,290                              2,290      Corp.                     43,144                      43,144
         7,210                              7,210      Loews Corp.              203,682                     203,682
                                                       Max Capital Group,
         1,640                              1,640      Ltd.                      29,028                      29,028
                                                       Montpelier Re
           680                                680      Holdings, Ltd.            11,417                      11,417
                                                       Nationwide
                                                       Financial Services,
           290                                290      Inc., Class A             15,141                      15,141
                                                       Navigators Group,
           210                                210      Inc.*                     11,531                      11,531
                                                       Odyssey Re Holdings
         1,070                              1,070      Corp.                     55,437                      55,437
                                                       Old Republic
         1,750                              1,750      International Corp.       20,860                      20,860
                                                       OneBeacon Insurance
           500                                500      Group, Ltd.                5,220                       5,220

                                      194
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
  Fund               Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
 Shares                 Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
           660                                660      PartnerRe, Ltd.           47,038                      47,038
         1,430                              1,430      Phoenix Cos., Inc.         4,676                       4,676
                                                       Platinum
                                                       Underwriters
         1,530                              1,530      Holdings, Ltd.            55,202                      55,202
           630                                630      ProAssurance Corp.*       33,251                      33,251
                                                       Protective Life
         3,180                              3,180      Corp.                     45,633                      45,633
                                                       Prudential
         5,560                              5,560      Financial, Inc.          168,246                     168,246
           470                                470      RLI Corp.                 28,745                      28,745
                                                       Selective Insurance
         1,060                              1,060      Group, Inc.               24,306                      24,306
                                                       StanCorp Financial
         1,120                              1,120      Group, Inc.               46,782                      46,782
                                                       State Auto
           100                                100      Financial Corp.            3,006                       3,006
                                                       Transatlantic
           280                                280      Holdings, Inc.            11,217                      11,217
                                                       Travelers Cos.,
         3,710                              3,710      Inc. (The)               167,692                     167,692
                                                       United Fire &
           200                                200      Casualty Co.               6,214                       6,214
         1,350                              1,350      Unitrin, Inc.             21,519                      21,519
                                                       Validus Holdings,
            90                                 90      Ltd.                       2,354                       2,354
         2,330                              2,330      W.R. Berkley Corp.        72,230                      72,230
                                                       Waddell & Reed
                                                       Financial, Inc.,
           210                                210      Class A                    3,247                       3,247
                                                       XL Capital, Ltd.,
         2,360                              2,360      Class A                    8,732                       8,732

                                      195
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
  Fund               Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
 Shares                 Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                       Zenith National
           510                                 510     Insurance Corp.            16,101                      16,101
                                                                               2,399,504        548,730    2,948,234
Internet & Catalog Retail (2.0%):
                        44,500              44,500     Amazon.com, Inc.*                      2,281,960    2,281,960
         4,940                               4,940     Expedia, Inc.*             40,705                      40,705
           780                                 780     HSN, Inc.*                  5,671                       5,671
                                                       IAC/InterActive
           100                                 100     Corp.*                      1,573                       1,573
                                                       Liberty Media Corp.
         8,800                               8,800     - Capital, Series A*       27,456                      27,456
         2,080                               2,080     Netflix, Inc.*             62,171                      62,171
           740                                 740     Priceline.com, Inc.*       54,501                      54,501
                                                                                 192,077      2,281,960    2,474,037
Internet Software & Services (5.7%):
                                                       Akamai
         2,920                               2,920     Technologies, Inc.*        44,063                      44,063
         1,870                               1,870     Digital River, Inc.*       46,376                      46,376
         4,120                               4,120     EarthLink, Inc.*           27,851                      27,851
         7,070         178,150             185,220     eBay, Inc.*                98,697      2,486,974    2,585,671
         2,910                               2,910     F5 Networks, Inc.*         66,523                      66,523
                                                       Google, Inc., Class
           540           5,775               6,315     A*                        166,131      1,776,679    1,942,810
                                                       J2 Global
                                                       Communications,
         2,570                               2,570     Inc.*                      51,503                      51,503

                                      196
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
  Fund               Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
 Shares                 Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
           370                                 370     RealNetworks, Inc.*        1,306                        1,306
           700                                 700     Sohu.com, Inc.*           33,138                       33,138
         4,090                               4,090     ValueClick, Inc.*         27,976                       27,976
         2,280                               2,280     VeriSign, Inc.*           43,502                       43,502
           540                                 540     VistaPrint, Ltd.*         10,049                       10,049
                       172,550             172,550     Yahoo!, Inc.*                          2,105,110    2,105,110
                                                                                617,115       6,368,763    6,985,878
IT Services (0.5%):
         3,750                               3,750     Acxiom Corp.              30,412                       30,412
                                                       Affiliated Computer
                                                       Services, Inc.,
           230                                 230     Class A*                  10,568                       10,568
                                                       Broadridge
                                                       Financial
         3,020                               3,020     Solutions, Inc.           37,871                       37,871
                                                       Computer Sciences
         1,950                               1,950     Corp.*                    68,523                       68,523
         6,700                               6,700     Convergys Corp.*          42,947                       42,947
                                                       CSG Systems
         1,110                               1,110     International, Inc.*      19,392                       19,392
           810                                 810     DST Systems, Inc.*        30,764                       30,764
                                                       Euronet Worldwide,
            50                                  50     Inc.*                        581                          581
                                                       Fidelity National
                                                       Information

         1,090                               1,090     Services, Inc.            17,734                       17,734

                                      197
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
         1,630                               1,630     Gartner Group, Inc.*      29,063                       29,063
                                                       NeuStar, Inc.,
         1,670                               1,670     Class A*                  31,947                       31,947
                                                       Perot Systems
         2,960                               2,960     Corp., Class A*           40,463                       40,463
         3,730                               3,730     Sapient Corp.*            16,561                       16,561
                                                       Sykes Enterprises,
           440                                 440     Inc.*                      8,413                        8,413
           670                                 670     SYNNEX Corp.*              7,591                        7,591
           190                                 190     Syntel, Inc.               4,393                        4,393
           820                                 820     Tech Data Corp.*          14,629                       14,629
                                                       Total System
         2,690                               2,690     Services, Inc.            37,660                       37,660
         4,670                               4,670     Unisys Corp.*              3,969                        3,969
                                                       WebMD Health Corp.,
            10                                  10     Class A*                     236                          236
         7,020                               7,020     Western Union Co.        100,667                      100,667
                                                                                554,384                      554,384
Leisure Equipment & Products (1.4%):
         4,110                               4,110     Brunswick Corp.           17,303                       17,303
                       261,950             261,950     Eastman Kodak Co.                      1,723,631    1,723,631
                                                       Polaris Industries,
           890                                 890     Inc.                      25,498                       25,498
           340                                 340     Pool Corp.                 6,110                        6,110

                                      198
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)


                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
  Fund               Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
 Shares                 Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                                                 48,911       1,723,631    1,772,542
Life Sciences Tools & Services (0.0%):
                                                       Thermo Fisher
           850                                850      Scientific, Inc.*         28,959                       28,959
           360                                360      Varian, Inc.*             12,064                       12,064
                                                                                 41,023                       41,023
Machinery (2.2%):
                                                       Actuant Corp.,
           990                                990      Class A                   18,830                       18,830
           230                                230      AGCO Corp.*                5,426                        5,426
           670                                670      Barnes Group, Inc.         9,715                        9,715
                                                       Briggs & Stratton
         1,200                              1,200      Corp.                     21,108                       21,108
                                                       Bucyrus
                                                       International,
         1,830                              1,830      Inc., Class A             33,892                       33,892
         9,400                              9,400      Caterpillar, Inc.        419,898                      419,898
                                                       Chart Industries,
           420                                420      Inc.*                      4,465                        4,465
                                                       Circor
           660                                660      International, Inc.       18,150                       18,150
         1,530                              1,530      Crane Co.                 26,377                       26,377
         9,290                              9,290      Cummins, Inc.            248,322                      248,322
         1,870          7,000               8,870      Deere & Co.               71,658         268,240      339,898
         2,250                              2,250      Dover Corp.               74,070                       74,070
           100                                100      Eaton Corp.                4,971                        4,971


                                      199
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                       Enpro Industries,
           980                                980      Inc.*                     21,109                      21,109
           200                                200      Flowserve Corp.           10,300                      10,300
                                                       Gardner Denver,
         2,170                              2,170      Inc.*                     50,648                      50,648
         1,260                              1,260      Graco, Inc.               29,900                      29,900
         1,810                              1,810      IDEX Corp.                43,711                      43,711
                                                       Illinois Tool
         5,330                              5,330      Works, Inc.              186,816                     186,816
                                                       Ingersoll Rand Co.,
        10,570                             10,570      Class A                  183,389                     183,389
         1,510                              1,510      Joy Global, Inc.          34,564                      34,564
         2,840                              2,840      Kennametal, Inc.          63,020                      63,020
                                                       Lincoln Electric
           970                                970      Holdings, Inc.            49,402                      49,402
         4,630                              4,630      Manitowoc Co.             40,096                      40,096
                                                       Mueller Industries,
         1,490                              1,490      Inc.,                     37,369                      37,369
                                                       Mueller Water
                                                       Products, Inc.,
         2,530                              2,530      Class A                   21,252                      21,252
         1,030                              1,030      Nordson Corp.             33,259                      33,259
                                                       Parker Hannifin
         8,850                              8,850      Corp.                    376,479                     376,479
                                                       Robbins & Myers,
         1,530                              1,530      Inc.                      24,740                      24,740
            40                                 40      Sauer-Danfoss, Inc           350                         350
         1,120                              1,120      Terex Corp.*              19,398                      19,398

                                      200
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
  Fund               Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
 Shares                 Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
         3,240                              3,240      Timken Co.                 63,601                      63,601
                                                       Titan
         1,830                              1,830      International, Inc.        15,098                      15,098
         1,630                              1,630      Toro Co.                   53,790                      53,790
                                                       Trinity Industries,
         2,570                              2,570      Inc.                       40,503                      40,503
                                                       Watts Water
                                                       Technologies, Inc.,
         1,260                              1,260      Class A                    31,462                      31,462
                                                                               2,387,138       268,240     2,655,378
Marine (0.0%):                                                                                                    --
                                                       Alexander &
           560                                560      Baldwin, Inc.              14,034                      14,034
                                                       Excel Maritime
           300                                300      Carriers, Ltd.              2,112                       2,112
                                                       Genco Shipping &
         1,500                              1,500      Trading, Ltd.              22,200                      22,200
                                                       GulfMark Offshore,
           460                                460      Inc.*                      10,943                      10,943
           330                                330      Kirby Corp.*                9,029                       9,029
                                                       Nordic American
                                                       Tanker Shipping,
            20                                 20      Ltd.                          675                         675
                                                       TBS International,
            70                                 70      Ltd., Class A*                702                         702
                                                                                  59,695                      59,695
Media (3.6%):
           270                                270      Arbitron, Inc.              3,586                       3,586
                                                       Cablevision Systems
         2,810                              2,810      Corp., Class A             47,320                      47,320

                                      201
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
  Fund               Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
 Shares                 Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
        35,460                             35,460      CBS Corp.                290,418                     290,418
                                                       Central Eurpoean
                                                       Media Enterprises,
           170                                170      Ltd.*                      3,692                       3,692
                                                       Cinemark Holdings,
            30                                 30      Inc.                         223                         223
           900                                900      Cox Radio, Inc.*           5,409                       5,409
                                                       DIRECTV Group, Inc.
         6,440                              6,440      (The)*                   147,541                     147,541
                                                       DISH Network Corp.,
         3,790                              3,790      Class A*                  42,031                      42,031
                                                       DreamWorks
         2,120                              2,120      Animation SKG, Inc.*      53,551                      53,551
         3,660                              3,660      Gannett Co., Inc.         29,280                      29,280
                                                       Hearst - Argyle
           120                                120      Television, Inc.             727                         727
                                                       Liberty Media Corp.
           740                                740      - Capital, Series A*       3,485                       3,485
                                                       Liberty Media Corp.
                                                       - Entertainment,
         2,360                              2,360      Series A*                 41,253                      41,253
                                                       McGraw-Hill Cos.,
         4,930                              4,930      Inc. (The)               114,327                     114,327
                                                       Mediacom
                                                       Communications
            60                                 60      Corp., Class A*              258                         258
         2,360                              2,360      Meredith Corp.            39,506                      39,506
        29,990                             29,990      News Corp.               272,609                     272,609
         1,200                              1,200      Scholastic Corp.          16,296                      16,296

                                      202
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
        68,150         231,650             299,800     Time Warner, Inc.         685,589      2,330,399    3,015,988
                                                       Viacom, Inc., Class
         3,912                               3,912     B*                         74,563                      74,563
                                                       Walt Disney Co.
        10,880                              10,880     (The)                     246,867                     246,867
                                                                               2,118,531      2,330,399    4,448,930
Metals & Mining (2.2%):
                                                       AK Steel Holding
         4,800                               4,800     Corp.                      44,736                      44,736
        31,040                              31,040     Alcoa, Inc.               349,510                     349,510
                                                       Allegheny
         1,520                               1,520     Technologies, Inc.         38,806                      38,806
                                                       Carpenter
         2,460                               2,460     Technology Corp.           50,528                      50,528
                                                       Century Aluminum
         2,740                               2,740     Co.*                       27,400                      27,400
                                                       Commercial Metals
         3,360                               3,360     Co.                        39,883                      39,883
                                                       Compass Minerals
           210                                 210     International, Inc.        12,319                      12,319
                                                       Freeport-McMoRan
                                                       Copper & Gold,
        12,950                              12,950     Inc., Class A             316,498                     316,498
                                                       Kaiser Aluminum
           390                                 390     Corp.                       8,783                       8,783
        10,400          15,600              26,000     Nucor Corp.               480,480        720,720    1,201,200
           100                                 100     Olympic Steel, Inc.         2,037                       2,037
                                                       Reliance Steel &
         1,860                               1,860     Aluminum Co.               37,088                      37,088
                                                       RTI International
            80                                  80     Metals, Inc.*               1,145                       1,145

                                      203
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                       Schnitzer Steel
         1,400                              1,400      Industries, Inc.           52,710                      52,710
                                                       Southern Copper
        29,080                             29,080      Corp.                     467,025                     467,025
                                                       United States Steel
         1,720                              1,720      Corp.                      63,984                      63,984
                                                       Walter Industries,
           620                                620      Inc.                       10,856                      10,856
                                                       Worthington
         2,060                              2,060      Industries, Inc.           22,701                      22,701
                                                                               2,026,489        720,720    2,747,209
Multi-Utilities (0.0%):
         1,610                              1,610      Avista Corp.               31,201                      31,201
                                                       CH Energy Group,
           120                                120      Inc.                        6,167                       6,167
                                                       Integrys Energy
           360                                360      Group, Inc.                15,473                      15,473
                                                                                  52,841                      52,841
Multiline Retail (2.7%):
         2,460                              2,460      Big Lots, Inc.*            35,646                      35,646
                                                       Dillards, Inc.,
         3,960                              3,960      Class A                    15,721                      15,721
         1,610                              1,610      Dollar Tree, Inc.*         67,298                      67,298
           170                                170      J. Crew Group, Inc.*        2,074                       2,074
                                                       J.C. Penney Co.,
                        52,300             52,300      Inc.                                   1,030,310    1,030,310
         2,110                              2,110      Kohl's Corp.*              76,382                      76,382
         4,900                              4,900      Macy's, Inc.               50,715                      50,715

                                      204
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
         2,540                              2,540      Nordstrom, Inc.            33,807                      33,807
                                                       Sears Holdings
                        49,950             49,950      Corp.*                                 1,941,557    1,941,557
            40                                 40      Signet Jewlers, Ltd.          347                         347
                                                                                 281,990      2,971,867    3,253,857
Office Electronics (0.4%):
        49,820                             49,820      Xerox Corp.               397,066                     397,066
                                                       Zebra Technologies
         2,170                              2,170      Corp., Class A*            43,964                      43,964
                                                                                 441,030                     441,030
Oil, Gas & Consumable Fuels (9.0%):
                                                       Anadarko Petroleum
        14,670                             14,670      Corp.                     565,528                     565,528
         8,900                              8,900      Apache Corp.              663,317                     663,317
                                                       Arena Resources,
           350                                350      Inc.*                       9,832                       9,832
                                                       Berry Petroleum
         1,950                              1,950      Co., Class A               14,742                      14,742
         1,130                              1,130      Bill Barrett Corp.*        23,877                      23,877
            90                                 90      BPZ Resources, Inc.*          576                         576
                                                       Carrizo Oil & Gas,
           610                                610      Inc.*                       9,821                       9,821
                                                       Chesapeake Energy
         5,060           6,900             11,960      Corp.                      81,820        111,573      193,393
        18,827                             18,827      ChevronTexaco Corp.     1,392,633                   1,392,633
         1,270                              1,270      Cimarex Energy Co.         34,011                      34,011

                                      205
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                       Clayton Williams
            90                                 90      Energy, Inc.*               4,090                       4,090
        19,059          6,950              26,009      ConocoPhillips            987,256       360,010     1,347,266
                                                       Contango Oil & Gas
            40                                 40      Co.*                        2,252                       2,252
           590                                590      CVR Energy, Inc.*           2,360                       2,360
                                                       Delta Petroleum
           960                                960      Corp.*                      4,570                       4,570
                                                       Denbury Resources,
         3,090                              3,090      Inc.*                      33,743                      33,743
         3,670                              3,670      Devon Energy Corp.        241,156                     241,156
                                                       Encore Acquisition
         1,100                              1,100      Co.*                       28,072                      28,072
                                                       Exterran Holdings,
         1,000                              1,000      Inc.*                      21,300                      21,300
        35,920                             35,920      Exxon Mobil Corp.       2,867,494                   2,867,494
                                                       Foundation Coal
         2,790                              2,790      Holdings, Inc.             39,116                      39,116
         3,650                              3,650      Frontier Oil Corp.         46,099                      46,099
         9,830                              9,830      Halliburton Co.           178,709                     178,709
                                                       Helix Energy
                                                       Solutions Group,
         1,420                              1,420      Inc.*                      10,281                      10,281
                                                       Helmerich & Payne,
         1,110                              1,110      Inc.                       25,252                      25,252
                                                       Hercules Offshore,
           170                                170      Inc.*                         808                         808
         7,680                              7,680      Hess Corp.                411,955                     411,955
           840                                840      Holly Corp.                15,313                      15,313

                                      206
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                       International Coal
           270                                270      Group, Inc.*                 621                         621
                                                       Key Energy
         5,900                              5,900      Services, Inc.*           26,019                      26,019
        15,450                             15,450      Marathon Oil Corp.       422,712                     422,712
                                                       Mariner Energy,
         3,870                              3,870      Inc.*                     39,474                      39,474
         2,140                              2,140      Massey Energy Co.         29,511                      29,511
                                                       McMoran Exploration
           790                                790      Co.*                       7,742                       7,742
         6,930                              6,930      Murphy Oil Corp.         307,345                     307,345
                                                       Occidental
        15,440                             15,440      Petroleum Corp.          926,246                     926,246
                                                       Overseas
                                                       Shipholding Group,
         1,150                              1,150      Inc.                      48,426                      48,426
                                                       Pioneer Natural
           900                                900      Resources Co.             14,562                      14,562
                                                       Plains Exploration
         1,770                              1,770      & Production Co.*         41,135                      41,135
                                                       Precision Drilling
           235                                235      Trust                      1,968                       1,968
                                                       Pride
         1,990                              1,990      International, Inc.*      31,800                      31,800
                                                       Quicksilver
         2,730                              2,730      Resources, Inc.*          15,206                      15,206
                                                       Rosetta Resources,
         1,500                              1,500      Inc.*                     10,620                      10,620
                                                       St. Mary Land &
           440                                440      Exploration Co.            8,936                       8,936
         2,796                              2,796      Stone Energy Corp.*       30,812                      30,812
         1,440                              1,440      Sunoco, Inc.              62,582                      62,582

                                      207
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                       Superior Energy
         2,240                              2,240      Services, Inc.*             35,683                     35,683
         1,690                              1,690      Swift Energy Co.*           28,409                     28,409
                                                       Tesoro Petroleum
         5,730                              5,730      Corp.                       75,464                     75,464
        20,750                             20,750      Valero Energy Corp.        449,030                    449,030
         2,930                              2,930      W&T Offshore, Inc.          41,958                     41,958
                                                       Whiting Petroleum
           280                                280      Corp.*                       9,369                      9,369
                                                       Williams-Sonoma,
         5,050                              5,050      Inc.                        39,693                     39,693
                                                       World Fuel Services
            30                                 30      Corp.                        1,110                      1,110
         4,760                              4,760      XTO Energy, Inc.           167,885                    167,885
                                                                               ----------      -------    ----------
                                                                               10,590,301      471,583    11,061,884
                                                                               ----------      -------    ----------
Paper & Forest Products (0.1%):
        16,030                             16,030      Domtar Corp.*               26,770                     26,770
                                                       International Paper
         6,470                              6,470      Co.                         76,346                     76,346
         1,110                              1,110      MeadWestvaco Corp.          12,421                     12,421
                                                       Smurfit-Stone
         5,220                              5,220      Container Corp.*             1,331                      1,331
                                                                               ----------                 ----------
                                                                                  116,868                    116,868
                                                                               ----------                 ----------
Personal Products (0.5%):
                        20,800             20,800      Avon Products, Inc.                     499,824       499,824

                                      208
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
           340                                340      Chattem, Inc.*            24,320                      24,320
         2,290                              2,290      NBTY, Inc.*               35,838                      35,838
                                                       Nu Skin
                                                       Enterprises, Inc.,
           720                                720      Class A                    7,510                       7,510
                                                       Revlon, Inc., Class
           130                                130      A*                           867                         867
                                                                                -------        -------      -------
                                                                                 68,535        499,824      568,359
                                                                                -------        -------      -------
Pharmaceuticals (2.8%):
         2,660                              2,660      Abbott Laboratories      141,964                     141,964
         7,490                              7,490      Eli Lilly & Co.          301,622                     301,622
                                                       Endo
                                                       Pharmaceuticals
         1,810                              1,810      Holdings, Inc.*           46,843                      46,843
                                                       Forest
         3,090                              3,090      Laboratories, Inc.*       78,702                      78,702
                                                       Johnson & Johnson
        16,360                             16,360      Co.                      978,819                     978,819
                                                       K-V Pharmaceutical
           130                                130      Co., Class A*                374                         374
                                                       King
                                                       Pharmaceuticals,
         6,500                              6,500      Inc.*                     69,030                      69,030
                                                       Medicis
                                                       Pharmaceutical
         3,130                              3,130      Corp., Class A            43,507                      43,507
        13,190          9,800              22,990      Merck & Co., Inc.        400,976        297,920      698,896
         3,630                              3,630      PDL BioPharma, Inc        22,433                      22,433
        50,580                             50,580      Pfizer, Inc.             895,772                     895,772
            50                                 50      PharMerica Corp.*            784                         784
         1,940                              1,940      Sepracor, Inc.*           21,301                      21,301

                                      209
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
  Fund               Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
 Shares                 Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                       Warner Chilcott,
           110                                110      Ltd., Class A*              1,595                       1,595
                                                       Watson
                                                       Pharmaceuticals,
         1,320                              1,320      Inc.*                      35,073                      35,073
         1,480                              1,480      Wyeth                      55,515                      55,515
                                                                               ---------       -------     ---------
                                                                               3,094,310       297,920     3,392,230
                                                                               ---------       -------     ---------
Real Estate Management & Development (0.0%):
                                                       CB Richard Ellis
         2,590                              2,590      Group, Inc.*               11,189                      11,189
                                                       Forest City
                                                       Enterprises, Inc.,
         1,380                              1,380      Class A                     9,246                       9,246
                                                       Jones Lang LaSalle,
           350                                350      Inc.                        9,695                       9,695
                                                                               ---------                   ---------
                                                                                  30,130                      30,130
                                                                               ---------                   ---------
Road & Rail (0.3%):
            70                                 70      AMERCO*                     2,417                       2,417
         1,560                              1,560      Arkansas Best Corp.        46,972                      46,972
         1,640                              1,640      CSX Corp.                  53,251                      53,251
                                                       Heartland Express,
           800                                800      Inc.                       12,608                      12,608
                                                       Norfolk Southern
         4,850                              4,850      Corp.                     228,192                     228,192
                                                       Old Dominion
            50                                 50      Freight Line, Inc.*         1,423                       1,423
           110                                110      Ryder System, Inc.          4,266                       4,266
            70                                 70      Wabtec Corp.                2,783                       2,783

                                      210
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                       Werner Enterprises,
         2,380                              2,380      Inc.                      41,269                      41,269
         1,330                              1,330      YRC Worldwide, Inc.*       3,817                       3,817
                                                                                -------                     -------
                                                                                396,998                     396,998
                                                                                -------                     -------
Semiconductors & Semiconductor Equipment (3.9%):
                                                       Advanced Micro
           940                                940      Devices, Inc.*             2,030                       2,030
         4,510                              4,510      Altera Corp.              75,362                      75,362
                                                       Amkor Technology,
         8,860                              8,860      Inc.*                     19,315                      19,315
         3,530                              3,530      Analog Devices, Inc.      67,141                      67,141
                                                       Applied Materials,
        38,440                             38,440      Inc.                     389,397                     389,397
                                                       Atheros
         2,170                              2,170      Communications*           31,053                      31,053
         6,970                              6,970      Atmel Corp.*              21,816                      21,816
                                                       Broadcom Corp.,
         4,770                              4,770      Class A*                  80,947                      80,947
                                                       Cabot
                                                       Microelectronics
           580                                580      Corp.*                    15,121                      15,121
         1,050                              1,050      Cymer, Inc.*              23,006                      23,006
         1,460                              1,460      Entegris, Inc.*            3,197                       3,197
                                                       Fairchild
                                                       Semiconductor
         7,400                              7,400      International, Inc.*      36,186                      36,186
           330                                330      FEI Co.*                   6,224                       6,224

                                      211
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                       Integrated Device
         8,220                              8,220      Technology, Inc.*          46,114                      46,114
        69,910                             69,910      Intel Corp.             1,024,881                   1,024,881
                                                       International
         1,280                              1,280      Rectifier Corp.*           17,280                      17,280
                                                       Intersil Corp.,
         4,190                              4,190      Class A                    38,506                      38,506
         2,460                              2,460      KLA-Tencor Corp.           53,603                      53,603
        13,180                             13,180      LSI Logic Corp.*           43,362                      43,362
                                                       Marvell Technology
         7,020                              7,020      Group, Ltd.*               46,823                      46,823
                                                       MEMC Electronic
         3,080                              3,080      Materials, Inc.*           43,982                      43,982
           790                                790      Microsemi Corp.*            9,986                       9,986
                                                       MKS Instruments,
         2,690                              2,690      Inc.*                      39,785                      39,785
                                                       National
         3,130                              3,130      Semiconductor Corp.        31,519                      31,519
                                                       Novellus Systems,
         3,440                              3,440      Inc.*                      42,450                      42,450
         6,120                              6,120      NVIDIA Corp.*              49,388                      49,388
                                                       ON Semiconductor
         3,160                              3,160      Corp.*                     10,744                      10,744
         7,280                              7,280      PMC-Sierra, Inc.*          35,381                      35,381
                                                       Power Integrations,
           190                                190      Inc.                        3,777                       3,777
                                                       RF Micro Devices,
         3,610                              3,610      Inc.*                       2,816                       2,816
         3,550                              3,550      Semtech Corp.*             40,009                      40,009

                                      212
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                       Silicon
         1,890                               1,890     Laboratories, Inc.*        46,834                      46,834
                                                       Skyworks Solutions,
         3,540                               3,540     Inc.*                      19,612                      19,612
        10,300                              10,300     Teradyne, Inc.*            43,466                      43,466
                                                       Tessera
           800                                 800     Technologies, Inc.*         9,504                       9,504
                                                       Texas Instruments,
        37,420         100,050             137,470     Inc.                      580,758      1,552,776    2,133,534
                                                       Varian
                                                       Semiconductor
                                                       Equipment
         1,440                               1,440     Associates, Inc.*          26,093                      26,093
         1,680                               1,680     Verigy, Ltd.*              16,162                      16,162
         3,120                               3,120     Xilinx, Inc.               55,598                      55,598
                                                                               ---------      ---------    ---------
                                                                               3,149,228      1,552,776    4,702,004
                                                                               ---------      ---------    ---------
Software (6.0%):
         1,100                               1,100     Adobe Systems, Inc.*       23,419                      23,419
                                                       Advent Software,
           150                                 150     Inc.*                       2,996                       2,996
         3,090                               3,090     Amdocs, Ltd.*              56,516                      56,516
         1,080                               1,080     Ansys, Inc.*               30,121                      30,121
         2,950                               2,950     Autodesk, Inc.*            57,967                      57,967
            30                                  30     Blackbaud, Inc.               405                         405
           800                                 800     BMC Software, Inc.*        21,528                      21,528

                                      213
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
         8,080         123,850             131,930     CA, Inc.                  149,722      2,294,941    2,444,663
                                                       Cadence Design
         9,150                               9,150     Systems, Inc.*             33,489                      33,489
                                                       Check Point
                                                       Software
         1,330                               1,330     Technologies, Ltd.*        25,257                      25,257
                                                       Citrix Systems,
         2,070                               2,070     Inc.*                      48,790                      48,790
         7,840                               7,840     Compuware Corp.*           52,920                      52,920
                                                       Concur
           510                                 510     Technologies, Inc.*        16,738                      16,738
                                                       Electronic Arts,
                        63,850              63,850     Inc.*                                  1,024,154    1,024,154
                                                       FactSet Research
           840                                 840     Systems, Inc.              37,162                      37,162
         1,490                               1,490     Informatica Corp.*         20,458                      20,458
                                                       Jack Henry &
         1,050                               1,050     Associates, Inc.           20,381                      20,381
                                                       Lawson Software,
         2,120                               2,120     Inc.*                      10,049                      10,049
                                                       Mentor Graphics
         1,610                               1,610     Corp.*                      8,324                       8,324
                                                       Micros Systems,
         1,450                               1,450     Inc.*                      23,664                      23,664
        72,680          16,700              89,380     Microsoft Corp.         1,412,899        324,648    1,737,547
                                                       MicroStrategy,
           100                                 100     Inc., Class A*              3,713                       3,713
                                                       Net 1 UEPS
         1,560                               1,560     Technologies, Inc.*        21,372                      21,372
                                                       Nuance
                                                       Communications,
         3,520                               3,520     Inc.*                      36,467                      36,467
         1,000                               1,000     Open Text Corp.*           30,130                      30,130

                                      214
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
        34,376                             34,376      Oracle Corp.*             609,486                     609,486
                                                       Parametric
         3,800                              3,800      Technology Corp.*          48,070                      48,070
                                                       Progress Software
           780                                780      Corp.*                     15,023                      15,023
                                                       Quest Software,
         2,840                              2,840      Inc.*                      35,756                      35,756
                                                       Solera Holdings,
           530                                530      Inc.*                      12,773                      12,773
                                                       Sun Microsystems,
        10,260                             10,260      Inc.*                      39,193                      39,193
         2,220                              2,220      Sybase, Inc.*              54,989                      54,989
        43,760                             43,760      Symantec Corp.*           591,635                     591,635
         2,670                              2,670      Synopsys, Inc.*            49,448                      49,448
                                                       Take-Two
                                                       Interactive
         2,860                              2,860      Software, Inc.             21,622                      21,622
         2,350                              2,350      Teradata Corp.*            34,851                      34,851
           690                                690      THQ, Inc.*                  2,891                       2,891
                                                       TIBCO Software,
         9,480                              9,480      Inc.*                      49,201                      49,201
                                                       Wind River Systems,
         3,400                              3,400      Inc.*                      30,702                      30,702
                                                                               ---------      ---------    ---------
                                                                               3,740,127      3,643,743    7,383,870
                                                                               ---------      ---------    ---------
Specialty Retail (1.5%):
           640                                640      Aaron Rents, Inc.          17,037                      17,037
                                                       Abercrombie & Fitch
         2,030                              2,030      Co., Class A               46,832                      46,832
         3,640                              3,640      Aeropostale, Inc.*         58,604                      58,604

                                      215
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                       American Eagle
         3,960                              3,960      Outfitters, Inc.          37,066                      37,066
                                                       AnnTaylor Stores
         5,010                              5,010      Corp.*                    28,908                      28,908
         5,440                              5,440      AutoNation, Inc.*         53,747                      53,747
         2,390                              2,390      Barnes & Noble, Inc.      35,850                      35,850
         1,490                              1,490      Bebe Stores, Inc.         11,130                      11,130
        13,100                             13,100      Best Buy Co., Inc.       368,241                     368,241
         1,380                              1,380      Buckle, Inc. (The)        30,112                      30,112
         3,040                              3,040      Callaway Golf Co.         28,242                      28,242
           330                                330      Chico's FAS, Inc.*         1,379                       1,379
                                                       Children's Place
         1,850                              1,850      Retail Stores, Inc.*      40,108                      40,108
         2,640                              2,640      Dress Barn, Inc.*         28,354                      28,354
         3,190                              3,190      Foot Locker, Inc.         23,415                      23,415
        21,420                             21,420      Gap, Inc. (The)          286,814                     286,814
         1,340                              1,340      Guess?, Inc.              20,569                      20,569
           590                                590      Gymboree Corp.*           15,393                      15,393
         3,910                              3,910      Home Depot, Inc.          90,008                      90,008
         5,000                              5,000      Limited Brands, Inc.      50,200                      50,200
         1,080                              1,080      Lowe's Cos., Inc.         23,242                      23,242

                                      216
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
  Fund               Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
 Shares                 Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
                                                       Men's Wearhouse,
         2,210                              2,210      Inc.                       29,923                      29,923
                                                       MSC Industrial
                                                       Direct Co., Inc.,
         1,160                              1,160      Class A                    42,723                      42,723
         8,430                              8,430      Office Depot, Inc.*        25,121                      25,121
           500                                500      OfficeMax, Inc.             3,820                       3,820
                                                       Penske Automotive
         1,550                              1,550      Group, Inc.                11,904                      11,904
         2,920                              2,920      RadioShack Corp.           34,865                      34,865
         2,050                              2,050      Rent-A-Center, Inc.*       36,182                      36,182
           710                                710      Ross Stores, Inc.          21,108                      21,108
                                                       Sally Beauty
         2,760                              2,760      Holdings, Inc.*            15,704                      15,704
           900                                900      Sherwin Williams Co.       53,775                      53,775
         3,590                              3,590      TJX Cos., Inc.             73,846                      73,846
         1,370                              1,370      Tractor Supply Co.*        49,512                      49,512
                                                       Urban Outfitters,
           750                                750      Inc.*                      11,235                      11,235
         1,690                              1,690      Zale Corp.*                 5,628                       5,628
                                                                               ---------                   ---------
                                                                               1,710,597                   1,710,597
                                                                               ---------                   ---------
Textiles, Apparel & Luxury Goods (0.3%):
         1,220                              1,220      Carter's, Inc.*            23,497                      23,497
         3,520                              3,520      Coach, Inc.*               73,110                      73,110

                                      217
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
  Fund               Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
 Shares                 Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
         1,710                              1,710      Fossil, Inc.*             28,557                      28,557
                                                       Jones Apparel
         3,560                              3,560      Group, Inc.               20,862                      20,862
         6,930                              6,930      Liz Claiborne, Inc.       18,018                      18,018
                                                       Phillips-Van Heusen
         1,810                              1,810      Corp.                     36,435                      36,435
                                                       Polo Ralph Lauren
           820                                820      Corp.                     37,236                      37,236
                                                       Quiksilver
         2,870                              2,870      Resources, Inc.*           5,281                       5,281
                                                       Skechers U.S.A.,
           870                                870      Inc., Class A*            11,153                      11,153
         1,550                              1,550      Talbots, Inc. (The)        3,705                       3,705
                                                       Timberland Co.,
         2,080                              2,080      Class A*                  24,024                      24,024
           200                                200      UniFirst Corp.             5,938                       5,938
                                                       Warnaco Group, Inc.
         2,790                              2,790      (The)*                    54,768                      54,768
                                                       Wolverine World
         1,630                              1,630      Wide, Inc.                34,295                      34,295
                                                                                -------                     -------
                                                                                376,879                     376,879
                                                                                -------                     -------
Thrifts & Mortgage Finance (0.0%):
                                                       MGIC Investment
         2,860                              2,860      Corp.                      9,953                       9,953
                                                       Northwest Bancorp,
            30                                 30      Inc.                         641                         641
                                                       Provident Financial
           900                                900      Services, Inc.            13,770                      13,770
                                                                                -------                     -------
                                                                                 24,364                      24,364
                                                                                -------                     -------

                                      218
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                 AZL
AZL JPMorgan                                                                                  JPMorgan
U.S. Equity     AZL JPMorgan Large Cap                                        AZL JPMorgan    Large Cap    Pro Forma
   Fund              Equity Fund          Pro Forma                         U.S. Equity Fund Equity Fund Combined Fair
  Shares                Shares         Combined Shares Security Description    Fair Value    Fair Value      Value
------------    ---------------------- --------------- -------------------- ---------------- ----------- -------------
Tobacco (0.4%):
         4,050                              4,050      Altria Group, Inc.        60,993                      60,993
        10,870                                               Philip Morris
                                           10,870      International, Inc.      472,954                     472,954
           530                                530      Universal Corp.           15,831                      15,831
                                                                                -------                     -------
                                                                                549,778                     549,778
                                                                                -------                     -------
Trading Companies & Distributors (0.1%):
                                                       Applied Industrial
         1,180                              1,180      Technologies, Inc.        22,326                      22,326
           550                                550      GATX Corp.                17,033                      17,033
                                                       United Rentals,
         4,508                              4,508      Inc.*                     41,113                      41,113
           560                                560      Watsco, Inc.              21,504                      21,504
                                                                                -------                     -------
                                                                                101,976                     101,976
                                                                                -------                     -------
Wireless Telecommunication Services (0.3%):
                                                       Centennial
                                                       Communications
         1,480                              1,480      Corp.*                    11,929                      11,929
                                                       Global Crossing,
           330                                330      Ltd.*                      2,620                       2,620
         1,660                              1,660      InterDigital, Inc.*       45,650                      45,650
         1,930                              1,930      NII Holdings, Inc.*       35,088                      35,088
                                                       NTELOS Holdings
         1,050                              1,050      Corp.                     25,893                      25,893

                                      219
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL JPMorgan U.S. Equity Fund
Pro Forma Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)

                                                                                                         AZL
       AZL JPMorgan          AZL JPMorgan                                                             JPMorgan
        U.S. Equity           Large Cap                                            AZL JPMorgan       Large Cap    Pro Forma
           Fund              Equity Fund     Pro Forma                           U.S. Equity Fund    Equity Fund Combined Fair
          Shares                Shares    Combined Shares Security Description      Fair Value       Fair Value      Value
---------------------------  ------------ --------------- --------------------  -------------------  ----------- -------------
                                                            Sprint Nextel
                     41,299                     41,299      Corp.*                           75,577                    75,577
                                                            Syniverse
                      2,130                      2,130      Holdings, Inc.*                  25,432                    25,432
                                                            Telephone and
                                                            Data Systems,
                      1,840                      1,840      Inc.                             58,420                    58,420
                                                            U.S. Cellular
                        730                        730      Corp.*                           31,565                    31,565
                                                                                -------------------              ------------
                                                                                            312,174                   312,174
                                                                                -------------------  ----------- ------------
Total Common Stocks
(Cost $171,218,759)                                                                      62,531,169   57,649,338  120,180,507
                                                                                -------------------  ----------- ------------
Investment Company (1.6%):
                                                            Dreyfus
                                                            Treasury Prime
                                                            Cash
                                                            Management,
                    527,717   1,382,199      1,909,916      0.17%(a)                        527,717    1,382,199    1,909,916
                                                                                -------------------  ----------- ------------
Total Investment Companies                                                                  527,717    1,382,199    1,909,916
                                                                                -------------------  ----------- ------------
Cost ($1,909,916)
Total Investment Securities                                                              63,058,886   59,031,537  122,090,423
Cost ($173,128,675)(b) -
  99.5%
Net other assets
  (liabilities) - 0.5%                                                                      143,990      463,319      607,309
Adjustment for
  reorganization fees (c) -
  (0.0%)                                                                                         --           --      (48,500)
                                                                                -------------------  ----------- ------------
Net Assets - 100.0%                                                                     $63,202,876  $59,494,856 $122,649,232
                                                                                ===================  =========== ============

*   Non-income producing security

(a) The rate presented represents the effective yield as of December 31, 2008.

(b) Cost for federal income tax purposes is $187,316,520. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation...........................  $  3,288,509
Unrealized depreciation...........................  (68,514,606)
                                                   ------------
Net unrealized depreciation....................... $(65,226,097)

                                      220
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

(c)Represents the estimated reorganization fees and expenses that are to be expected to be paid by the Funds.
                                     221
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL MODERATE INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31, 2008
(UNAUDITED)

        AZL TARGETPLUS     AZL      PRO FORMA     AZL                                 AZL          AZL       PRO FORMA  AZL MODERATE
           GROWTH FUND TARGETPLUS  ADJUSTMENTS MODERATE                            TARGETPLUS   TARGETPLUS  ADJUSTMENTS     INDEX
                        MODERATE                 INDEX                            GROWTH FUND    MODERATE                  STRATEGY
                          FUND                 STRATEGY                            FAIR VALUE   FUND FAIR                  FUND PRO
                                               FUND PRO                                           VALUE                     FORMA
                                                 FORMA                                                                     COMBINED
                                               COMBINED
                SHARES   SHARES      SHARES     SHARES     SECURITY DESCRIPTION                              FAIR VALUE  FAIR  VALUE
------------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED
SECURITIES (0.0%):
               100,000               (100,000)           SLM Student Loan Trust,      $ 93,722          $ -    $(93,722)  $
                                                         Series 2008-9, Class A,
                                                         5.04%,
                                                         4/25/23 (a)+
                                                         Total Asset Backed             93,722
                                                         Securities (Cost                                 -     (93,722)
                                                         $99,601)

COMMON STOCKS (0.0%):
    AEROSPACE &
    DEFENSE (0.0%):
                 5,279       3,476     (8,755)            American Science &           390,435      257,085    (647,520)
                                                         Engineering, Inc.
                 1,909       1,257     (3,166)            Axsys Technologies,          104,728       68,959    (173,687)
                                                         Inc.*
                                                                                       495,163      326,044    (821,207)

    AIRLINE (0.0%):
               627,000     412,000 (1,039,000)            Cathay Pacific Airways,      707,073      464,616  (1,171,689)
                                                         Ltd.

    AUTO COMPONENTS
    (0.0%):
               489,305     322,132   (811,437)            GKN plc                      692,625      455,987  (1,148,612)
                40,877      26,911    (67,788)            Superior Industries          430,026      283,104    (713,130)
                                                         International, Inc.
                                                                                     1,122,651      739,091  (1,861,742)

    AUTOMOBILES
    (0.0%):
                11,434       7,528    (18,962)            DaimlerChrysler AG           437,694      288,172    (725,866)
                16,716      11,005    (27,721)            Honda Motor Co., Ltd.,       356,719      234,847    (591,566)
                                                         ADR
                                                                                       794,413      523,019  (1,317,432)

    BIOTECHNOLOGY
    (0.0%):
                12,527       8,246    (20,773)            Amgen, Inc.*                 723,434      476,206  (1,199,640)
                                             -                                                                         -
                 8,172       5,380    (13,552)            Myriad Genetics, Inc.*       541,477      356,479    (897,956)
                                                                                     1,264,911      832,685  (2,097,596)

    CAPITAL MARKETS
    (0.0%):
                13,775       9,069    (22,844)            Credit Suisse Group, SP      389,282      256,290    (645,572)
                                                         ADR
                11,431       7,526    (18,957)            Deutsche Bank AG             465,127      306,233    (771,360)
                14,695       9,675    (24,370)            Stifel Financial Corp.*      673,766      443,599  (1,117,365)
                28,905      19,029    (47,934)            UBS AG*                      413,342      272,115    (685,457)

                                       222
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

                                                                                     1,941,517    1,278,237  (3,219,754)
AZL MODERATE INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31, 2008
(UNAUDITED)

        AZL TARGETPLUS     AZL      PRO FORMA     AZL                                 AZL          AZL       PRO FORMA  AZL MODERATE
           GROWTH FUND TARGETPLUS  ADJUSTMENTS MODERATE                            TARGETPLUS   TARGETPLUS  ADJUSTMENTS     INDEX
                        MODERATE                 INDEX                            GROWTH FUND    MODERATE                  STRATEGY
                          FUND                 STRATEGY                            FAIR VALUE   FUND FAIR                  FUND PRO
                                               FUND PRO                                           VALUE                     FORMA
                                                 FORMA                                                                     COMBINED
                                               COMBINED
                SHARES   SHARES      SHARES     SHARES     SECURITY DESCRIPTION                              FAIR VALUE  FAIR  VALUE
------------------------------------------------------------------------------------------------------------------------------------
    CHEMICALS (0.0%):
                25,271      16,637    (41,908)            E.I. du Pont de Nemours      639,356      420,916  (1,060,272)
                                                         & Co.
                14,133       9,305    (23,438)            Eastman Chemical Co.         448,158      295,061    (743,219)
                19,460      12,812    (32,272)            Sensient Technologies        464,705      305,951    (770,656)
                                                         Corp.
                                                                                     1,552,219    1,021,928  (2,574,147)

    COMMERCIAL BANKS
    (0.0%):
                59,185      38,964    (98,149)            Allied Irish Banks plc,      277,578      182,741    (460,319)
                                                         SP ADR
                45,935      30,241    (76,176)            Banco Santander SA, SP       435,923      286,987    (722,910)
                                                         ADR
                36,829      24,247    (61,076)            Barclays plc, ADR            360,924      237,621    (598,545)
                43,588      28,695    (72,283)            First Bancorp                485,570      319,662    (805,232)
                12,574       8,277    (20,851)            First Financial              694,211      456,973  (1,151,184)
                                                         Bankshares, Inc.
                 7,993       5,262    (13,255)            First Financial Corp.        327,633      215,689    (543,322)
                40,663      26,771    (67,434)            FNB Corp.                    536,752      353,377    (890,129)
                11,583       7,626    (19,209)            Home Bancshares, Inc.        312,162      205,521    (517,683)
                60,156      39,603    (99,759)            Huntington Bancshares,       460,795      303,359    (764,154)
                                                         Inc.
                19,142      12,602    (31,744)            KB Financial Group,          501,520      330,172    (831,692)
                                                         Inc., ADR*
                35,567      23,416    (58,983)            Lloyds TSB Group plc,        273,866      180,303    (454,169)
                                                         SP ADR
                46,683      30,733    (77,416)            Regions Financial Corp.      371,597      244,635    (616,232)
                22,322      14,696    (37,018)            Royal Bank of Scotland       341,303      224,702    (566,005)
                                                         Group plc, SP ADR
                15,428      10,157    (25,585)            SunTrust Banks, Inc.         455,743      300,038    (755,781)
                33,976      22,368    (56,344)            Umpqua Holdings Corp.        491,633      323,665    (815,298)
                                                                                     6,327,210    4,165,445 (10,492,655)

    COMMERCIAL
    SERVICES &
    SUPPLIES (0.0%):
                27,900      18,368    (46,268)            Navigant Consulting,         442,773      291,500    (734,273)
                                             -           Inc.*                                                         -
                37,137      24,449    (61,586)            R.R. Donnelley & Sons        504,320      332,018    (836,338)
                                                         Co.
                                                                                       947,093      623,518  (1,570,611)

    CONTAINERS &
    PACKAGING (0.0%):
                 6,468       4,258    (10,726)            Rock-Tenn Co., Class A       221,076      145,538    (366,614)

    DIVERSIFIED
    CONSUMER SERVICES
    (0.0%):

                                       223
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL MODERATE INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31, 2008
(UNAUDITED)

        AZL TARGETPLUS     AZL      PRO FORMA     AZL                                 AZL          AZL       PRO FORMA  AZL MODERATE
           GROWTH FUND TARGETPLUS  ADJUSTMENTS MODERATE                            TARGETPLUS   TARGETPLUS  ADJUSTMENTS     INDEX
                        MODERATE                 INDEX                            GROWTH FUND    MODERATE                  STRATEGY
                          FUND                 STRATEGY                            FAIR VALUE   FUND FAIR                  FUND PRO
                                               FUND PRO                                           VALUE                     FORMA
                                                 FORMA                                                                     COMBINED
                                               COMBINED
                SHARES   SHARES      SHARES     SHARES     SECURITY DESCRIPTION                              FAIR VALUE  FAIR  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 9,112       5,999    (15,111)            Apollo Group, Inc.,          698,162      459,643  (1,157,805)
                                                         Class A*
                 6,696       4,408    (11,104)            ITT Educational              635,986      418,672  (1,054,658)
                                                         Services, Inc.*
                 2,471       1,627     (4,098)            Strayer Education, Inc.      529,807      348,845    (878,652)
                                                                                     1,863,955    1,227,160  (3,091,115)

    DIVERSIFIED
    FINANCIAL SERVICES
    (0.0%):
                40,338      26,557    (66,895)            Bank of America Corp.        567,959      373,923    (941,882)
                47,034      30,965    (77,999)            ING Groep NV, ADR            522,077      343,711    (865,788)
                                                                                     1,090,036      717,634  (1,807,670)

    DIVERSIFIED
    TELECOMMUNICATION
    SERVICES (0.0%):
               301,726     198,640   (500,366)            BT Group plc                 592,683      390,191    (982,874)
                25,702      16,921    (42,623)            Deutsche Telekom AG,         393,241      258,891    (652,132)
                                                         ADR
                15,777      10,387    (26,164)            Nippon Telegraph &           428,977      282,422    (711,399)
                                                         Telephone Corp., ADR
                26,925      17,727    (44,652)            Telecom Italia SPA, ADR      437,531      288,064    (725,595)
                                                                                     1,852,432    1,219,568  (3,072,000)

    ELECTRIC UTILITIES
    (0.0%):
                39,311      25,880    (65,191)            Korea Electric Power         456,401      300,467    (756,868)
                                                         Corp., ADR*
                15,835      10,425    (26,260)            Pinnacle West Capital        508,778      334,955    (843,733)
                                                         Corp.
                                                                                       965,179      635,422  (1,600,601)

    ELECTRONIC EQUIPMENT,
    INSTRUMENTS & COMPONENTS
    (0.0%):
                 7,995       5,264    (13,259)            Hitachi, Ltd., SP ADR.       312,924      206,033    (518,957)

    FOOD & STAPLES
    RETAILING (0.0%):
                 2,185       1,438     (3,623)            Nash Finch Co.                98,085       64,552    (162,637)
                 3,958       2,606     (6,564)            Spartan Stores, Inc.          92,023       60,589    (152,612)
                                             -                                                                         -
                12,352       8,132    (20,484)            Wal-Mart Stores, Inc.        692,453      455,880  (1,148,333)
                                                                                       882,561      581,021  (1,463,582)

    FOOD PRODUCTS
    (0.0%):
                16,667      10,973    (27,640)            Flowers Foods, Inc.          406,008      267,302    (673,310)
                 5,403       3,558     (8,961)            Treehouse Foods, Inc.*       147,178       96,920    (244,098)
                                                                                       553,186      364,222    (917,408)

    GAS UTILITIES
    (0.0%):

                                       224
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL MODERATE INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31, 2008
(UNAUDITED)

        AZL TARGETPLUS     AZL      PRO FORMA     AZL                                 AZL          AZL       PRO FORMA  AZL MODERATE
           GROWTH FUND TARGETPLUS  ADJUSTMENTS MODERATE                            TARGETPLUS   TARGETPLUS  ADJUSTMENTS     INDEX
                        MODERATE                 INDEX                            GROWTH FUND    MODERATE                  STRATEGY
                          FUND                 STRATEGY                            FAIR VALUE   FUND FAIR                  FUND PRO
                                               FUND PRO                                           VALUE                     FORMA
                                                 FORMA                                                                     COMBINED
                                               COMBINED
                SHARES   SHARES      SHARES     SHARES     SECURITY DESCRIPTION                              FAIR VALUE  FAIR  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                14,055       9,253    (23,308)            Laclede Group, Inc.          658,336      433,410  (1,091,746)
                                                         (The)
                44,909      29,565    (74,474)            Piedmont Natural Gas       1,422,268      936,324  (2,358,592)
                                                         Co., Inc.
                                                                                     2,080,604    1,369,734  (3,450,338)

    HEALTH CARE
    EQUIPMENT &
    SUPPLIES (0.0%):
                 9,954       6,553    (16,507)            CryoLife, Inc.*               96,653       63,630    (160,283)
                 3,895       2,564     (6,459)            Greatbatch, Inc.*            103,062       67,843    (170,905)
                10,217       6,727    (16,944)            STERIS Corp.                 244,084      160,708    (404,792)
                                                                                       443,799      292,181    (735,980)

    HEALTH CARE
    PROVIDERS &
    SERVICES (0.0%):
                16,989      11,185    (28,174)            Gentiva Health               497,098      327,273    (824,371)
                                                         Services, Inc.*

    HEALTH CARE
    TECHNOLOGY (0.0%):
                 3,332       2,194     (5,526)            Computer Programs &           89,298       58,799    (148,097)
                                                         Systems, Inc.

    HOTELS,
    RESTAURANTS &
    LEISURE (0.0%):
               231,740     152,565     384,305            Ladbrokes plc                619,621      407,925  (1,027,546)
                12,094       7,962      20,056            McDonald's Corp.             752,126      495,157  (1,247,283)
                 5,071       3,338       8,409            Panera Bread Co., Class      264,909      174,377    (439,286)
                                                         A*
                                                                                     1,636,656    1,077,459  (2,714,115)

    HOUSEHOLD DURABLES
    (0.0%):
                18,370      12,094    (30,464)            Sony Corp., SP ADR           401,752      264,496    (666,248)

    INDUSTRIAL
    CONGLOMERATES
    (0.0%):
               876,000     576,000 (1,452,000)            Citic Pacific, Ltd.          954,529      627,635  (1,582,164)
                38,446      25,311    (63,757)            General Electric Co.         622,825      410,038  (1,032,863)
                                             -
                29,982      19,738    (49,720)            Textron, Inc.                415,850      273,766    (689,616)
                                                                                     1,993,204    1,311,439  (3,304,643)

    INSURANCE (0.0%):
                80,486      52,987   (133,473)            AEGON NV                     486,940      320,571    (807,511)
                21,426      14,106    (35,532)            Axa, ADR                     481,442      316,962    (798,404)
                                                                                       968,382      637,533  (1,605,915)

    IT SERVICES
    (0.0%):

                                       225
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL MODERATE INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31, 2008
(UNAUDITED)

        AZL TARGETPLUS     AZL      PRO FORMA     AZL                                 AZL          AZL       PRO FORMA  AZL MODERATE
           GROWTH FUND TARGETPLUS  ADJUSTMENTS MODERATE                            TARGETPLUS   TARGETPLUS  ADJUSTMENTS     INDEX
                        MODERATE                 INDEX                            GROWTH FUND    MODERATE                  STRATEGY
                          FUND                 STRATEGY                            FAIR VALUE   FUND FAIR                  FUND PRO
                                               FUND PRO                                           VALUE                     FORMA
                                                 FORMA                                                                     COMBINED
                                               COMBINED
                SHARES   SHARES      SHARES     SHARES     SECURITY DESCRIPTION                              FAIR VALUE  FAIR  VALUE
------------------------------------------------------------------------------------------------------------------------------------
               617,678     406,646 (1,024,324)            LogicaCMG plc                616,744      406,031  (1,022,775)
                16,542      10,889    (27,431)            ManTech International        896,411      590,075  (1,486,486)
                                                         Corp., Class A*
                                                                                     1,513,155      996,106  (2,509,261)

    LIFE SCIENCES
    TOOLS & SERVICES
    (0.0%):
                23,969      15,780    (39,749)            Luminex Corp.*               511,978      337,061    (849,039)

    MACHINERY (0.8%):
                33,344      21,952    (55,296)            Briggs & Stratton Corp.      586,521      386,136    (972,657)

    MEDIA (1.7%):
             1,269,134     835,529 (2,104,663)            ITV plc                      727,486      478,937  (1,206,423)
                64,389      42,390   (106,779)            New York Times Co.,          471,972      310,719    (782,691)
                                                         Class A
                                                                                     1,199,458      789,656  (1,989,114)

    METALS & MINING
    (4.0%):
                59,392      39,101    (98,493)            Alcoa, Inc.                  668,754      440,277  (1,109,031)
                14,657       9,649    (24,306)            ArcelorMittal, Class A       360,416      237,269    (597,685)
                23,420      15,418    (38,838)            Compass Minerals           1,373,817      904,420  (2,278,237)
                                                         International, Inc.
                 6,288       4,140    (10,428)            POSCO, ADR                   473,172      311,535    (784,707)
                                                                                     2,876,159    1,893,501  (4,769,660)

    MULTI-UTILITIES
    (1.9%):
                39,461      25,979    (65,440)            NiSource, Inc.               432,887      284,990    (717,877)
                13,750       9,052    (22,802)            SCANA Corp.                  489,500      322,251    (811,751)
                14,469       9,526    (23,995)            Veolia Environment, ADR      458,812      302,069    (760,881)
                                                                                     1,381,199      909,310  (2,290,509)

    MULTILINE RETAIL
    (1.8%):
                16,086      10,590    (26,676)            Dollar Tree, Inc.*           672,395      442,662  (1,115,057)
                24,238      15,956    (40,194)            Family Dollar Stores,        631,884      415,973  (1,047,857)
                                                         Inc.
                                                                                     1,304,279      858,635  (2,162,914)

    OIL, GAS &
    CONSUMABLE FUELS
    (0.0%):
                 6,674       4,394    (11,068)            Clayton Williams             303,266      199,663    (502,929)
                                                         Energy, Inc.*
                21,160      13,930    (35,090)            Goodrich Petroleum           633,742      417,203  (1,050,945)
                                                         Corp.*
                15,730      10,357    (26,087)            Petro-Canada                 344,330      226,715    (571,045)
                19,151      12,609    (31,760)            Repsol YPF SA, ADR           411,938      271,220    (683,158)
                                                                                     1,693,276    1,114,801  (2,808,077)

    PAPER & FOREST
    PRODUCTS (0.0%):

                                       226
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL MODERATE INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31, 2008
(UNAUDITED)

        AZL TARGETPLUS     AZL      PRO FORMA     AZL                                 AZL          AZL       PRO FORMA  AZL MODERATE
           GROWTH FUND TARGETPLUS  ADJUSTMENTS MODERATE                            TARGETPLUS   TARGETPLUS  ADJUSTMENTS     INDEX
                        MODERATE                 INDEX                            GROWTH FUND    MODERATE                  STRATEGY
                          FUND                 STRATEGY                            FAIR VALUE   FUND FAIR                  FUND PRO
                                               FUND PRO                                           VALUE                     FORMA
                                                 FORMA                                                                     COMBINED
                                               COMBINED
                SHARES   SHARES      SHARES     SHARES     SECURITY DESCRIPTION                              FAIR VALUE  FAIR  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                40,208      26,471    (66,679)            MeadWestvaco Corp.           449,927      296,210    (746,137)

    PHARMACEUTICALS
    (0.0%):
                38,733      25,499    (64,232)            Pfizer, Inc.                 685,962      451,587  (1,137,549)
                45,156      29,728    (74,884)            ViroPharma, Inc.*            587,931      387,059    (974,990)
                                                                                     1,273,893      838,646  (2,112,539)

    REAL ESTATE
    MANAGEMENT &
    DEVELOPMENT
    (0.0%):
               849,000     558,000 (1,407,000)            New World Developments       867,396      570,091  (1,437,487)
                                                         Co., Ltd.
               887,000     583,000 (1,470,000)            Sino Land Co., Ltd.          927,073      609,338  (1,536,411)
                                                                                     1,794,469    1,179,429  (2,973,898)

    SPECIALTY RETAIL
    (0.0%):
                 6,438       4,239    (10,677)            AutoZone, Inc.*              897,908      591,214  (1,489,122)
                 7,617       5,015    (12,632)            Buckle, Inc. (The)           166,203      109,427    (275,630)
                 6,205       4,085    (10,290)            Tractor Supply Co.*          224,248      147,632    (371,880)
                                                                                     1,288,359      848,273  (2,136,632)

    THRIFTS & MORTGAGE
    FINANCE (0.0%):
                29,944      19,713    (49,657)            First Niagara Financial      484,194      318,759    (802,953)
                                                         Group, Inc.
                27,937      18,393    (46,330)            Washington Federal,          417,938      275,160    (693,098)
                                                         Inc.
                                                                                       902,132      593,919  (1,496,051)

    TOBACCO (0.0%):
                14,315       9,424    (23,739)            Universal Corp.              427,589      281,495    (709,084)

    TRANSPORTATION
    INFRASTRUCTURE
    (0.0%):
               981,000     644,000 (1,625,000)            Cosco Pacific, Ltd.        1,010,003      663,040  (1,673,043)

                                                         Total Common Stocks        49,216,789   32,396,313 (81,613,102)
                                                         (Cost $--)

CONVERTIBLE BONDS
(0.0%):
    DIVERSIFIED
    FINANCIAL SERVICES
    (0.0%):
               100,000     100,000   (200,000)           Prudential Financial,          94,650       94,650    (189,300)
                                                         Inc., 0.37%, 12/15/37,
                                                         Callable
                                                         6/16/09 @ 100(a)(d)+
                                                         Total Convertible Bonds        94,650       94,650    (189,300)
                                                         (Cost $195,836)

                                       227
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL MODERATE INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31, 2008
(UNAUDITED)

        AZL TARGETPLUS     AZL      PRO FORMA     AZL                                 AZL          AZL       PRO FORMA  AZL MODERATE
           GROWTH FUND TARGETPLUS  ADJUSTMENTS MODERATE                            TARGETPLUS   TARGETPLUS  ADJUSTMENTS     INDEX
                        MODERATE                 INDEX                            GROWTH FUND    MODERATE                  STRATEGY
                          FUND                 STRATEGY                            FAIR VALUE   FUND FAIR                  FUND PRO
                                               FUND PRO                                           VALUE                     FORMA
                                                 FORMA                                                                     COMBINED
                                               COMBINED
                SHARES   SHARES      SHARES     SHARES     SECURITY DESCRIPTION                              FAIR VALUE  FAIR  VALUE
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS
(0.0%):
    COMMERCIAL BANKS
    (0.0%):
               100,000               (100,000)            ANZ National Bank,            96,756                  (96,756)
                                                         Ltd., 6.20%, 7/19/13(b)+                         -
                            25,000    (25,000)            Bank of America Corp.,                     24,961     (24,961)
                                                         5.75%, 12/1/17+                     -
               100,000     100,000   (200,000)            Bank of America Corp.,        71,929       71,929    (143,858)
                                                         8.13%, 12/31/49+
               100,000     100,000   (200,000)            Bank of America Corp.,       100,450      100,450    (200,900)
                                                         Series L, 1.88%,
                                                         6/22/12,
                                                          MTN(a)+
               100,000     100,000   (200,000)            Barclays Bank plc,            99,694       99,694    (199,388)
                                                         2.50%, 8/10/09(a) (b)+
                           250,000   (250,000)            Barclays Bank plc,                        220,549    (220,549)
                                                         6.05%, 12/4/17(b)+                  -
               100,000     100,000   (200,000)            Barclays Bank plc,            50,558       50,558    (101,116)
                                                         7.43%, 9/29/49(a) (b)+
               100,000     100,000   (200,000)            Citigroup Funding,            94,807       94,807    (189,614)
                                                         Inc., 3.56%, 5/7/10(a)+
                           100,000   (100,000)            New York Community                        102,681    (102,681)
                                                         Bank, 3.00%, 12/16/11+              -
               100,000     100,000   (200,000)            PNC Funding Corp.,           100,999      100,999    (201,998)
                                                         2.30%, 6/22/12+
               100,000     100,000   (200,000)            Regions Bank, 3.25%,         104,036      104,036    (208,072)
                                                         12/9/11+
                100000     200,000   (300,000)            SunTrust Bank, Inc.,         103,410      206,821    (310,231)
                                                         3.00%, 11/16/11+
               100,000     100,000   (200,000)            UBS AG Stamford CT,           91,864       91,864    (183,728)
                                                         5.88%, 12/20/17+
                20,000      10,000    (30,000)            Wells Fargo Co., 5.25%,       20,371       10,185     (30,556)
                                                         10/23/12+
                                                                                       934,874    1,279,534  (2,214,408)

    COMMERCIAL
    SERVICES &
    SUPPLIES (0.0%):
                35,000      25,000    (60,000)            First Data Corp.,             21,175       15,125     (36,300)
                                                         9.88%, 9/24/15, Callable
                                                         9/30/11
                                                         @ 104.94+


    DIVERSIFIED
    CONSUMER SERVICES
    (0.0%):
               100,000               (100,000)            American Express Credit       95,997                  (95,997)
                                                         Co., Series C, 5.88%,                            -
                                                         5/2/13+
               100,000               (100,000)            American International        67,029                  (67,029)
                                                         Group, 5.85%, 1/16/18,                           -
                                                         MTN(b)+

                                       228
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL MODERATE INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31, 2008
(UNAUDITED)

        AZL TARGETPLUS     AZL      PRO FORMA     AZL                                 AZL          AZL       PRO FORMA  AZL MODERATE
           GROWTH FUND TARGETPLUS  ADJUSTMENTS MODERATE                            TARGETPLUS   TARGETPLUS  ADJUSTMENTS     INDEX
                        MODERATE                 INDEX                            GROWTH FUND    MODERATE                  STRATEGY
                          FUND                 STRATEGY                            FAIR VALUE   FUND FAIR                  FUND PRO
                                               FUND PRO                                           VALUE                     FORMA
                                                 FORMA                                                                     COMBINED
                                               COMBINED
                SHARES   SHARES      SHARES     SHARES     SECURITY DESCRIPTION                              FAIR VALUE  FAIR  VALUE
------------------------------------------------------------------------------------------------------------------------------------
               100,000               (100,000)            American International        73,192                  (73,192)
                                                         Group, 8.25%, 8/25/18+                           -
                25,000                (25,000)            Bear Stearns Co., Inc.,       25,980                  (25,980)
                                                         6.40%, 10/2/17+                                  -
                           100,000   (100,000)            Citigroup Capital XXI,                     77,124     (77,124)
                                                         8.30%, 12/21/57,                    -
                                                         Callable
                                                          12/21/37 @ 100+
                20,000      10,000    (30,000)            General Electric              20,144       10,072     (30,216)
                                                         Capital Corp., 5.25%,
                                                         10/19/12+
               100,000     100,000   (200,000)            John Deere Capital            91,249       91,249    (182,498)
                                                         Corp., 2.94%,
                                                         6/10/11(a)+
               100,000               (100,000)            National Rural                92,858                  (92,858)
                                                         Utilities, 4.75%,                                -
                                                         3/1/14+
                25,000      25,000    (50,000)            Petrobras International       22,475       22,475     (44,950)
                                                         Finance, Inc., 5.88%,
                                                         3/1/18+
                                                                                       488,924      200,920    (689,844)

    DIVERSIFIED
    FINANCIAL SERVICES
    (0.0%):
                           100,000   (100,000)             American International Group,             66,088     (66,088)
                                                         5.45%, 5/18/17,(b) MTN+
               100,000               (100,000)             Goldman Sachs Group,         94,817                  (94,817)
                                                         Inc., 5.95%, 1/18/18+                            -
                           200,000   (200,000)             American International Group,            146,384    (146,384)
                                                         8.25%, 8/15/18+
               100,000     100,000   (200,000)             Citigroup, Inc.,            101,054      101,054    (202,108)
                                                         6.13%, 11/21/17+
               200,000     200,000   (400,000)             Citigroup, Inc.,            132,058      132,058    (264,116)
                                                         8.45%, 4/29/49+
                           100,000   (100,000)             Goldman Sachs Group, Inc., 5.95%,         94,817     (94,817)
                                                         1/18/18+
               100,000     100,000   (200,000)             Goldman Sachs Group,         96,096       96,096    (192,192)
                                                         Inc., 6.15%, 4/1/18+
               100,000     100,000   (200,000)             J.P. Morgan Chase &          83,183       83,183    (166,366)
                                                         Co., Series 1, 7.94%,
                                                         4/29/49, Callable
                                                           4/30/18 @ 100+
               100,000     100,000   (200,000)            Macquarie Bank, Ltd.,        101,985      101,985    (203,970)
                                                         Series B, 4.10%,
                                                         12/17/13, MTN(b)
                           100,000   (100,000)            Merrill Lynch & Co.,                      104,603    (104,603)
                                                         6.88%, 4/25/18+
               200,000     200,000   (400,000)            Merrill Lynch & Co.,         219,242      219,242    (438,484)
                                                         Series E, 4.20%,
                                                         5/30/14, MTN(a)+
               100,000     200,000   (300,000)            Morgan Stanley, Series        87,729      175,458    (263,187)
                                                         F, 6.63%, 4/1/18, MTN+.
                                                                                       916,164    1,320,968  (2,237,132)
                                       229
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL MODERATE INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31, 2008
(UNAUDITED)

        AZL TARGETPLUS     AZL      PRO FORMA     AZL                                 AZL          AZL       PRO FORMA  AZL MODERATE
           GROWTH FUND TARGETPLUS  ADJUSTMENTS MODERATE                            TARGETPLUS   TARGETPLUS  ADJUSTMENTS     INDEX
                        MODERATE                 INDEX                            GROWTH FUND    MODERATE                  STRATEGY
                          FUND                 STRATEGY                            FAIR VALUE   FUND FAIR                  FUND PRO
                                               FUND PRO                                           VALUE                     FORMA
                                                 FORMA                                                                     COMBINED
                                               COMBINED
                SHARES   SHARES      SHARES     SHARES     SECURITY DESCRIPTION                              FAIR VALUE  FAIR  VALUE
------------------------------------------------------------------------------------------------------------------------------------

    DIVERSIFIED
    TELECOMMUNICATION
    SERVICES (0.0%):
               100,000               (100,000)            AT&T, Inc., 6.30%,           105,711                 (105,711)
                                                         1/15/38+                                         -
                           100,000   (100,000)            AT&T, Inc., 5.50%,                        101,063    (101,063)
                                                         2/1/18+                             -
                                                                                       105,711      101,063    (206,774)

    ELECTRIC UTILITIES
    (0.2%):
               100,000               (100,000)            Southern Cal Edison,         101,789                 (101,789)
                                                         5.00%, 1/15/14+                                  -
               100,000               (100,000)            Southern Co., Series          96,702                  (96,702)
                                                         08-A, 2.92%, 8/20/10(a)+                         -
                                                                                       198,491                 (198,491)
                                                                                                          -

    ELECTRONIC
    EQUIPMENT &
    INSTRUMENTS
    (0.0%):
               100,000     100,000   (200,000)            General Electric Co.,         99,695       99,695    (199,390)
                                                         5.25%, 12/6/17+

    INSURANCE (0.0%):
               100,000     100,000   (200,000)            American International        38,903       38,903     (77,806)
                                                         Group, 8.18%, 5/15/58
                                                         (b)+

    HEALTH CARE
    PROVIDERS &
    SERVICES (0.0 %):
                           100,000   (100,000)            GlaxoSmithKline                           112,983    (112,983)
                                                         Capital, Inc., 6.38%,               -
                                                         5/15/38+

    MEDIA (0.0%):
               200,000     100,000   (300,000)            Rogers Communications,       194,763       97,381    (292,144)
                                                         6.75%, 3/15/15+
               100,000               (100,000)            Time Warner Cable,            93,375                  (93,375)
                                                         Inc., 5.40%, 7/2/12+                             -
                                                                                       288,138       97,381    (385,519)

    PHARMACEUTICALS
    (0.0%):
               100,000               (100,000)            Amgen, Inc., 5.85%,          103,274                 (103,274)
                                                         6/1/17+                                          -

                                                         Total Corporate Bonds       3,195,349    3,266,572  (6,461,921)
                                                         (Cost $--)

MORTGAGE BACKED
SECURITIES (0.0 %):

                                       230
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL MODERATE INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31, 2008
(UNAUDITED)

        AZL TARGETPLUS     AZL      PRO FORMA     AZL                                 AZL          AZL       PRO FORMA  AZL MODERATE
           GROWTH FUND TARGETPLUS  ADJUSTMENTS MODERATE                            TARGETPLUS   TARGETPLUS  ADJUSTMENTS     INDEX
                        MODERATE                 INDEX                            GROWTH FUND    MODERATE                  STRATEGY
                          FUND                 STRATEGY                            FAIR VALUE   FUND FAIR                  FUND PRO
                                               FUND PRO                                           VALUE                     FORMA
                                                 FORMA                                                                     COMBINED
                                               COMBINED
                SHARES   SHARES      SHARES     SHARES     SECURITY DESCRIPTION                              FAIR VALUE  FAIR  VALUE
------------------------------------------------------------------------------------------------------------------------------------
    ASSET BACKED
    SECURITY (0.0 %):
                           100,000   (100,000)           Chase Issuance Trust,                       96,557     (96,557)
                                                         Series 2007-A14, Class              -
                                                         A14, 1.45%,
                                                         9/15/11 (a)+
                                                         Total Mortgage Backed                       96,557     (96,557)
                                                         Securities (Cost  $--)              -

YANKEE DOLLARS (0.0%):
                           100,000   (100,000)           Deutsche Bank AG London,                    98,179     (98,179)
                                                         4.88%, 5/20/13+                     -
                           100,000   (100,000)           Royal Bank of Scotland                      46,753     (46,753)
                                                         Group plc, 6.99%,                   -
                                                         10/29/49(b)+
               100,000               (100,000)           British Telecom plc,           86,997                  (86,997)
                                                         5.95%, 1/15/18+                                  -
                                                         Total Yankee Dollars           86,997      144,932    (231,929)
                                                         (Cost $--)

PREFERRED STOCKS (0.0
%):
    COMMERCIAL BANKS
    (0.0 %):
                   100         200       (300)            Wachovia Corp., Series        75,000      150,000    (225,000)
                                                         L, Class A+

    DIVERSIFIED
    FINANCIAL SERVICES
    (0.0 %):
                   100         100       (200)              Bank of America             65,000       65,000    (130,000)
                                                         Corp., Series L+

                                                         Total Preferred Stocks        140,000      215,000    (355,000)
                                                         (Cost $--)

MUNICIPAL BONDS
(0.0%):
    CALIFORNIA (0.0%):
               100,000     100,000   (200,000)              Los Angeles                 91,704       91,704    (183,408)
                                                         Department of Water &
                                                         Power Revenue, Series
                                                            A-1, 5.00%, 7/1/37,
                                                         Callable 7/1/17 @ 100+.

    ILLINOIS (0.0%):
               100,000     100,000   (200,000)            Chicago Illinois             102,576      102,576    (205,152)
                                                         Transit Authority Sales
                                                         & Transfer Tax Receipts
                                                          Revenue, Series B,
                                                         6.90%, 12/1/40+

                                       231
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL MODERATE INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31, 2008
(UNAUDITED)

        AZL TARGETPLUS     AZL      PRO FORMA     AZL                                 AZL          AZL       PRO FORMA  AZL MODERATE
           GROWTH FUND TARGETPLUS  ADJUSTMENTS MODERATE                            TARGETPLUS   TARGETPLUS  ADJUSTMENTS     INDEX
                        MODERATE                 INDEX                            GROWTH FUND    MODERATE                  STRATEGY
                          FUND                 STRATEGY                            FAIR VALUE   FUND FAIR                  FUND PRO
                                               FUND PRO                                           VALUE                     FORMA
                                                 FORMA                                                                     COMBINED
                                               COMBINED
                SHARES   SHARES      SHARES     SHARES     SECURITY DESCRIPTION                              FAIR VALUE  FAIR  VALUE
------------------------------------------------------------------------------------------------------------------------------------
               100,000     100,000   (200,000)            Illinois State GO,           100,871      100,871    (201,742)
                                                         4.50%, 6/24/09+
                                                                                       203,447      203,447    (406,894)
                                                         Total Municipal Bonds         295,151      295,151    (590,302)
                                                         (Cost $--)

U.S. GOVERNMENT AGENCY
MORTGAGES (0.0%):
    FEDERAL HOME LOAN
    BANK (0.0%)
                         1,500,000 (1,500,000)             0.14%, 1/21/09(d)+                     1,500,000  (1,500,000)
                                                                                             -

    FEDERAL HOME LOAN MORTGAGE
    CORPORATION (0.0%)
               500,000     350,000   (850,000)            5.25%, 1/12/09+              500,685      350,479    (851,164)
             1,000,000             (1,000,000)            5.50%, 1/15/38, Pool                               (1,023,438)
                                                         #27315 TBA                  1,023,438            -
                         3,000,000 (3,000,000)            0.15%, 1/21/09(d)+                      3,000,000  (3,000,000)
                                                                                             -
               500,000               (500,000)            0.15%, 1/21/09(d)+                                   (500,000)
                                                                                       500,000            -
                                                                                                             (5,374,602)
                                                                                     2,024,123    3,350,479
    FEDERAL NATIONAL
    MORTGAGE
    ASSOCIATION (0.0%)
               600,000     600,000 (1,200,000)            1.12%, 2/2/09(d)+            599,995      599,995  (1,199,990)
                         1,000,000 (1,000,000)            6.50%, 1/1/35                           1,038,438  (1,038,438)
                                                                                             -
               474,882     379,905   (854,787)            5.00%, 3/1/37+               485,412      388,329    (873,741)
               499,359               (499,359)            6.00%, 7/1/37, Pool          514,645                 (514,645)
                                                         #944544+                                         -
               472,107     472,107   (944,214)            5.50%, 8/1/37, Pool          484,815      484,814    (969,629)
                                                         #995024+
               479,849     479,849   (959,698)            5.50%, 2/1/38, Pool          492,465      492,465    (984,930)
                                                         #995021+
               400,000               (400,000)            6.00%, 2/1/38, Pool          412,204                 (412,204)
                                             -           #971908+                                         -            -
                           500,000   (500,000)            6.00%, 3/1/38, Pool                       515,334    (515,334)
                                                         #986288+                            -
               460,075   1,571,332 (2,031,407)            5.50%, 9/1/38, Pool          472,146    1,612,558  (2,084,704)
                                                         #889995+
               500,000               (500,000)            5.50%, 9/1/38, Pool          513,068                 (513,068)
                                                         #987818+                                         -
                           499,448   (499,448)            6.00%, 11/1/38, Pool                      514,687    (514,687)
                                                         #993542+                            -
             3,100,000   3,600,000 (6,700,000)            5.00%, 1/13/39, Pool       3,164,908    3,675,377  (6,840,285)
                                                         #19888 TBA

                                       232
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL MODERATE INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31, 2008
(UNAUDITED)

        AZL TARGETPLUS     AZL      PRO FORMA     AZL                                 AZL          AZL       PRO FORMA  AZL MODERATE
           GROWTH FUND TARGETPLUS  ADJUSTMENTS MODERATE                            TARGETPLUS   TARGETPLUS  ADJUSTMENTS     INDEX
                        MODERATE                 INDEX                            GROWTH FUND    MODERATE                  STRATEGY
                          FUND                 STRATEGY                            FAIR VALUE   FUND FAIR                  FUND PRO
                                               FUND PRO                                           VALUE                     FORMA
                                                 FORMA                                                                     COMBINED
                                               COMBINED
                SHARES   SHARES      SHARES     SHARES     SECURITY DESCRIPTION                              FAIR VALUE  FAIR  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     7,139,658    9,321,997 (16,461,655)

    GOVERNMENT NATIONAL MORTGAGE
    ASSOCIATION (0.0%)
                         1,000,000 (1,000,000)            6.50%, 1/1/37, Pool                     1,039,688  (1,039,688)
                                                         #24184                              -
                         1,000,000 (1,000,000)            5.50%, 1/15/37, Pool                    1,029,688  (1,029,688)
                                                         #14591 TBA                          -
                           443,939   (443,939)            6.00%, 11/15/37+                          458,849    (458,849)
                                                                                             -
                           494,183   (494,183)            6.00%, 7/15/38, Pool                      511,046    (511,046)
                                                         #782365+                            -
                                                                                                  3,039,271  (3,039,271)
                                                                                             -

    UNITED MEXICAN
    STATES (0.0%)
                40,000      40,000    (80,000)            5.63%, 1/15/17+               40,000       40,000     (80,000)
                40,000      40,000    (80,000)            8.30%, 8/15/31, MTN+          49,000       49,000     (98,000)
                20,000      20,000    (40,000)            6.75%, 9/27/34, MTN+          21,100       21,100     (42,200)
                                                                                       110,100      110,100    (220,200)

                                                         Total U.S. Government       9,273,881   17,321,847 (26,595,728)
                                                         Agency Mortgages
                                                         (Cost $--)

U.S. TREASURY
OBLIGATIONS (0.0%):
    FEDERAL HOME LOAN
    BANK (0.0%)
               600,000               (600,000)            0.03%, 1/14/09(d)+           600,000                 (600,000)
                                                                                                          -

    U.S. TREASURY BILL
    (0.0%)
             3,200,000             (3,200,000)            0.00%, 1/8/09(d)+          3,200,000               (3,200,000)
                                                                                                          -

    U.S. TREASURY
    BONDS (0.0%)
               200,000               (200,000)            5.00%, 5/15/37+              289,781                 (289,781)
                                                                                                          -

    U.S. TREASURY
    INFLATION INDEX
    BOND (0.0%)
                50,000                (50,000)            2.00%, 1/15/26 +              51,391                  (51,391)
                                                                                                          -

                                       233
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL MODERATE INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31, 2008
(UNAUDITED)

        AZL TARGETPLUS     AZL      PRO FORMA     AZL                                 AZL          AZL       PRO FORMA  AZL MODERATE
           GROWTH FUND TARGETPLUS  ADJUSTMENTS MODERATE                            TARGETPLUS   TARGETPLUS  ADJUSTMENTS     INDEX
                        MODERATE                 INDEX                            GROWTH FUND    MODERATE                  STRATEGY
                          FUND                 STRATEGY                            FAIR VALUE   FUND FAIR                  FUND PRO
                                               FUND PRO                                           VALUE                     FORMA
                                                 FORMA                                                                     COMBINED
                                               COMBINED
                SHARES   SHARES      SHARES     SHARES     SECURITY DESCRIPTION                              FAIR VALUE  FAIR  VALUE
------------------------------------------------------------------------------------------------------------------------------------

    U.S. TREASURY
    NOTES (0.0%)
                50,000      20,000    (70,000)            8.13%, 8/15/21 +              76,047       30,419    (106,466)
               150,000               (150,000)            5.25%, 11/15/28+             198,047                 (198,047)
                                                                                       274,094       30,419    (304,513)

                                                         Total U.S. Treasury         4,415,266       30,419  (4,445,685)
                                                         Obligations (Cost
                                                         $4,350,282)

PURCHASED CALL OPTIONS
(0.0%):
                   380         440       (820)              1-Year Interest Rate       188,367      218,109    (406,476)
                                                         SWAP, Receive 3-Month
                                                         USD-LIBOR
                                                            Floating Rate Index,
                                                         Strike @ 4.25 Exp.
                                                         7/8/11+
                     2           2         (4)           Euro-Bund Option March             28           28         (56)
                                                         09, Strike @ 109.50 Exp.
                                                         2/23/09
                     5           4         (9)            10-Year U.S. Treasury             78           63        (141)
                                                         Future Option February
                                                         09, Strike @
                                                          142.00 Exp. 1/26/09.
                                                         Total Purchased Call          188,473      218,200    (406,673)
                                                         Options (Cost $82,151)

PUT OPTIONS PURCHASED
(0.0%):
                   110         260       (370)           Federal National
                                                         Mortgage Association,               -            -            -           -
                                                         5.00%, Strike @ 50.00
                                                         Exp. 1/6/09(c)
                   100                   (100)           Federal National
                                                         Mortgage Association,               -            -            -           -
                                                         5.00%, Strike @ 64.00
                                                         Exp. 2/5/09(c)
                   100                   (100)           Federal National
                                                         Mortgage Association,               -            -            -           -
                                                         5.00%, Strike @ 62.00
                                                         Exp. 2/6/09(c)
                    50                    (50)           Federal National
                                             -           Mortgage Association,               -            -            -           -
                                                         5.50%, Strike @ 53.00
                                                         Exp. 1/6/09(c)
                    40          50        (90)           Federal National
                                                         Mortgage Association,               -            -            -           -
                                                         6.00%, Strike @ 55.00
                                                         Exp. 1/6/09(c)
                                                         Total Put Options
                                                         Purchased (Cost $832)               -            -            -           -

REPURCHASE AGREEMENTS
(0.0%):

                                       234
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL MODERATE INDEX STRATEGY FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31, 2008
(UNAUDITED)

        AZL TARGETPLUS     AZL      PRO FORMA     AZL                                 AZL          AZL       PRO FORMA  AZL MODERATE
           GROWTH FUND TARGETPLUS  ADJUSTMENTS MODERATE                            TARGETPLUS   TARGETPLUS  ADJUSTMENTS     INDEX
                        MODERATE                 INDEX                            GROWTH FUND    MODERATE                  STRATEGY
                          FUND                 STRATEGY                            FAIR VALUE   FUND FAIR                  FUND PRO
                                               FUND PRO                                           VALUE                     FORMA
                                                 FORMA                                                                     COMBINED
                                               COMBINED
                SHARES   SHARES      SHARES     SHARES     SECURITY DESCRIPTION                              FAIR VALUE  FAIR  VALUE
------------------------------------------------------------------------------------------------------------------------------------
             2,000,000   5,000,000 (7,000,000)            J.P. Morgan Chase Bank,    2,000,000    5,000,000  (7,000,000)
                                                         N.A., dated 12/31/08,
                                                         0.04%, due 1/2/09,
                                                         proceeds  7,000,015;
                                                         fully collateralized by
                                                         FNMA, 7.25% 1/15/10,
                                                         value at  6,910,155+
             4,500,000   2,900,000 (7,400,000)            Barclays Capital, Inc.,    4,500,000    2,900,000  (7,400,000)
                                                         dated 12/31/08, 0.06%,
                                                         due 1/5/09, proceeds
                                                         7,400,062; fully
                                                         collateralized by FNMA,
                                                         3.85% 4/17/13, value at
                                                         7,508,956
                                                         Total Repurchase            6,500,000    7,900,000 (14,400,000)
                                                         Agreements (Cost
                                                         $14,400,000)

INVESTMENT COMPANY
(0.0%):
             1,765,527   1,017,736 (2,783,263)            Dreyfus Treasury Prime     1,765,527    1,017,736  (2,783,263)
                                                         Cash Management,
                                                         0.17%(d)
                                                         Total Investment Company    1,765,527    1,017,736  (2,783,263)
                                                         (Cost $--)
AFFILIATED INVESTMENT COMPANIES (115.2%):
                                     7,868,636 7,868,636 AZL S&P 500 Index Fund,                              48,392,114  48,392,114
                                                         Class 2
                                     1,382,632 1,382,632 AZL Mid Cap Index Fund                               13,826,318  13,826,318
                                     1,086,975 1,086,975 AZL Small Cap Stock                                   6,913,159   6,913,159
                                                         Index Fund
                                     2,073,948 2,073,948 AZL International Index                              20,739,477  20,739,477
                                                         Fund
                                     4,839,211 4,839,211 AZL Enhanced Bond Index                              48,392,114  48,392,114
                                                         Fund
                                                         Total Investment           75,265,805   62,997,377            - 138,263,182
                                                         Securities
                                                         (Cost
                                                         $145,601,382)(e)-115.2%
                                                         Net other assets          (8,960,383)  (9,182,791)             (18,143,174)
                                                         (liabilities)- (15.1)%                                        -
                                                         Adjustments for Reorganization
                                                         Fees(f)-(0.1)%                                                -   (135,500)
                                                         Net Assets - 100.0%       $66,305,422  $53,814,586         $  -           $
                                                                                                                         119,984,508


Percentages indicated are based on net assets as of December 31, 2008.

*   Non-income producing security

+ Investment securities are segregated as collateral. The aggregate fair value of these securities is $35,291,113

^ Due to the different investment strategy employed by the AZL Moderate Index Strategy Fund in achieving its investment objective, it is anticipated that all of the investments of AZL TargetPLUS Growth Fund and AZL TargetPLUS Moderate Fund will be sold by the merger date. See Notes 1 and 2 to the Pro Forma Notes to Combining Financial Statements.

                                       235
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

ADR    --American Depository Receipt

FNMA   --Federal National Mortgage Association

GO     --General Obligation

LIBOR  --Represents the London InterBank Offered Rate

MTN    --Medium Term Note

PLC    --Public Liability Co.

SPA    --Standby Purchase Agreement

TBA --To be announced. Represents 7.4% of the Fund's net assets.

(a) Variable rate security. The rate presented represents the rate in effect at December 31, 2008. The date presented represents the final maturity date.

(b) Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c) Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The manager has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2008, these securities represent 0.0% of the net assets of the Fund.

(d) The rate presented represents the effective yield at December 31, 2008.


(e) Cost for federal income tax purposes is $147,878,883. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:


(f) Represents the estimate reorganization fees and expenses that are to be expected to be paid by the Funds.

Unrealized appreciation................. $  7,549,572
Unrealized depreciation.................  (17,165,273)
                                         ------------
Net unrealized depreciation............. $ (9,615,701)
                                         ============

TargetPLUS Moderate

As of December 31, 2008 the Fund's open foreign currency exchange contracts were as follows:

                                                                                  Fair   Appreciation/
Long Contracts                                     Delivery Date Contract Amount  Value  (Depreciation)
--------------                                     ------------- --------------- ------- --------------
Received 21,673 Brazilian Real in exchange for
  U.S. Dollars....................................    6/2/2009       $11,392     $ 8,855    $ (2,537)
Received 19,706 Brazilian Real in exchange for
  U.S. Dollars....................................    2/3/2009         8,873       8,348        (525)
Received 19,826,000 Chilean Peso in exchange for
  U.S. Dollars....................................    5/6/2009        41,499      30,465     (11,034)
Received 370,720 Chinese Renminbi in exchange for
  U.S. Dollars....................................   2/11/2009        56,000      53,999      (2,001)
Received 410,195 Chinese Renminbi in exchange for
  U.S. Dollars....................................    9/8/2009        59,160      59,062         (98)
Received 612,800 Chinese Renminbi in exchange for
  U.S. Dollars....................................   7/15/2009        95,000      88,350      (6,650)
Received 5,000 European Euro in exchange for U.S.
  Dollars.........................................   1/13/2009         6,946       6,945          (1)
Received 368,645,000 Indonesian Rupiah in
  exchange for U.S. Dollars.......................   3/31/2009        34,771      32,915      (1,856)

                                      236
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Received 793,000 Japanese Yen in exchange for
  U.S. Dollars....................................    1/8/2009         8,282       8,752         470
Received 13,102 Malaysian Ringgit in exchange for
  U.S. Dollars....................................   2/12/2009         3,701       3,784          83
Received 41,247 Mexican Nuevo Peso in exchange
  for U.S. Dollars................................   5/19/2009         3,777       2,878        (899)
Received 1,117,570 Philippine Peso in exchange
  for U.S. Dollars................................    2/6/2009        23,908      23,436        (472)
Received 967,100 Philippine Peso in exchange for
  U.S. Dollars....................................    5/6/2009        20,000      20,172         172
Received 7,841 Polish Zloty in exchange for U.S.
  Dollars.........................................    5/6/2009         3,475       2,620        (855)
Received 79,342 New Romanian Leu in exchange for
  U.S. Dollars....................................   1/28/2009        32,253      27,184      (5,069)
Received 1,987,600 Russian Ruble in exchange for
  U.S. Dollars....................................    5/6/2009        81,573      57,710     (23,863)
Received 125,347 Singapore Dollars in exchange
  for U.S. Dollars................................   7/30/2009        84,492      86,917       2,425
                                                                                            $(52,710)


                                                                                    Fair    Appreciation/
Short Contracts                                      Delivery Date Contract Amount  Value   (Depreciation)
---------------                                      ------------- --------------- -------- --------------
Delivered 19,489 Brazilian Real in exchange for
  U.S. Dollars......................................    2/3/2009      $  8,899     $  8,256    $    643
Delivered 15,136,500 Chilean Peso in exchange for
  U.S. Dollars......................................   5/14/2009        23,127       23,237        (110)
Delivered 679,388 Chinese Renminbi in exchange for
  U.S. Dollars......................................   7/15/2009        98,000       97,950          50
Delivered 184,000 European Euro in exchange for
  U.S. Dollars......................................   1/13/2009       232,399      255,580     (23,181)
Delivered 67,961 British Sterling Pounds in
  exchange for U.S. Dollars.........................   1/13/2009       101,784       97,646       4,138
Delivered 15,127,621 Hungarian Forint in exchange
  for U.S. Dollars..................................    5/6/2009        68,020       78,104     (10,084)
Delivered 185,719 Japanese Yen in exchange for U.S.
  Dollars...........................................    1/8/2009         1,951        2,050         (99)
Delivered 79,342 New Romanian Leu exchange for U.S.
  Dollars...........................................   1/28/2009        29,336       27,184       2,152
Delivered 1,987,600 Russian Ruble in exchange for
  U.S. Dollars......................................    5/6/2009        59,042       57,710       1,332
Delivered 146,805 Singapore Dollars in exchange for
  U.S. Dollars......................................   1/16/2009        97,978      101,876      (3,898)
Delivered 5,955 South African Rand in exchange for
  U.S. Dollars......................................   5/14/2009           540          623         (83)
                                                                                               $(29,140)

TargetPLUS Growth

As of December 31, 2008 the Fund's open foreign currency exchange contracts were as follows:

                                                                                       Fair   Appreciation/
Long Contracts                                          Delivery Date Contract Amount  Value  (Depreciation)
--------------                                          ------------- --------------- ------- --------------
Received 29,385 Brazilian Real in exchange for U.S.
  Dollars..............................................    6/2/2009      $ 15,446     $12,006    $ (3,440)
Received 17,516 Brazilian Real in exchange for U.S.
  Dollars..............................................    2/3/2009         7,886       7,420        (466)
Received 364,100 Chinese Renminbi in exchange for U.S.
  Dollars..............................................   2/11/2009        55,000      53,034      (1,966)
Received 410,195 Chinese Renminbi in exchange for U.S.
  Dollars..............................................    9/8/2009        59,160      59,062         (98)
Received 657,994 Chinese Renminbi in exchange for U.S.
  Dollars..............................................   7/15/2009       102,000      94,866      (7,134)
Received 5,000 European Euro in exchange for U.S.
  Dollars..............................................   1/13/2009         6,946       6,945          (1)
Received 47,449 British Sterling Pounds in exchange
  for U.S. Dollars.....................................    1/2/2009        69,765      68,204      (1,561)
Received 695,189 Hong Kong Dollars in exchange for
  U.S. Dollars.........................................    1/2/2009        89,703      89,702          (1)
Received 285,890,000 Indonesian Rupiah in exchange for
  U.S. Dollars.........................................   3/31/2009        26,789      25,526      (1,263)
Received 758,000 Japanese Yen in exchange for U.S.
  Dollars..............................................    1/8/2009         7,915       8,365         450
Received 15,808 Mexican Nuevo Peso in exchange for
  U.S. Dollars.........................................   5/19/2009         1,447       1,103        (344)
Received 13,102 Malaysian Ringgit in exchange for U.S.
  Dollars..............................................   2/12/2009         3,701       3,784          83

                                      237
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information


Received 1,117,570 Philippine Peso in exchange for
  U.S. Dollars.........................................    2/6/2009        23,908      23,436        (472)
Received 967,100 Philippine Peso in exchange for U.S.
  Dollars..............................................    5/6/2009        20,000      20,172         172
Received 5,065 Polish Zloty in exchange for U.S.
  Dollars..............................................    5/6/2009         2,244       1,692        (552)
Received 78,617 New Romanian Leu in exchange for U.S.
  Dollars..............................................   1/28/2009        31,959      26,935      (5,024)
Received 5,550 Russian Ruble in exchange for U.S.
  Dollars..............................................    5/6/2009           166         161          (5)
Received 125,347 Singapore Dollars in exchange for
  U.S. Dollars.........................................   7/30/2009        84,493      86,917       2,424
                                                                                                 $(19,198)

                                                                                       Fair    Appreciation/
Short Contracts                                         Delivery Date Contract Amount  Value   (Depreciation)
---------------                                         ------------- --------------- -------- --------------
Delivered 26,414 Brazilian Real in exchange for U.S.
  Dollars..............................................    2/3/2009      $ 12,061     $ 11,189    $    872
Delivered 769,540 Chinese Renminbi in exchange for
  U.S. Dollars........................................   7/15/2009       111,000      110,948          52
Delivered 133,000 European Euro in exchange for U.S.
  Dollars..............................................   1/13/2009       167,984      184,740     (16,756)
Delivered 69,176 British Sterling Pounds in exchange
  for U.S. Dollars.....................................   1/13/2009       103,805       99,392       4,413
Delivered 12,831,158 Hungarian Forint in exchange for
  U.S. Dollars.........................................    5/6/2009        57,694       66,247      (8,553)
Delivered 232,719 Japanese Yen in exchange for U.S.
  Dollars..............................................    1/8/2009         2,444        2,568        (124)
Delivered 78,617 New Romanian Leu exchange for U.S.
  Dollars..............................................   1/28/2009        29,068       26,935       2,133
Delivered 5,550 Russian Ruble in exchange for U.S.
  Dollars..............................................    5/6/2009           167          161           6
Delivered 146,805 Singapore Dollars in exchange for
  U.S. Dollars.........................................   1/16/2009        97,977      101,876      (3,899)
Delivered 5,899 South African Rand in exchange for
  U.S. Dollars.........................................   5/14/2009           536          618         (82)
                                                                                                  $(21,938)

TargetPLUS Growth Fund
Futures Contracts:

                                                                                       Unrealized
                                                                Expiration Number of Appreciation/
Description                                                Type    Date    Contracts (Depreciation)
-----------                                                ---- ---------- --------- --------------
Euro-Schatz 2-Year March Futures                            Short   3/09    (2)        $(1,413)
Euro Euribor March Futures                                   Long   3/09      1           8,845
90-Day Euribor December Futures                              Long  12/09      1           5,981
Euro Bobl March Futures                                      Long   3/09      2           2,924
Euro Bond March Futures                                     Short   3/09    (1)         (3,115)
Euro Bond March Futures                                      Long   3/09      2           6,636
Long Gilt March Futures                                     Short   3/09    (2)        (13,727)
90-Day British Sterling Pound March Futures                  Long   3/09      3           5,348
90-Day British Sterling Pound June Futures                   Long   6/09      2          17,160
90-Day British Sterling Pound September Futures              Long   9/09      1           8,424
90-Day British Sterling Pound December Futures               Long  12/09      2          15,295
90-Day Eurodollar June Futures                              Short   6/09    (2)         (5,625)
90-Day Eurodollar September Futures                          Long   9/09      8          58,000
90-Day Eurodollar December Futures                           Long  12/09     17          98,375
U.S. Treasury 5-Year Note March Futures                      Long   3/09     13          13,648
U.S. Treasury 10-Year Note March Futures                     Long   3/09      6          20,305

                                      238
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Total Unrealized Appreciation/(Depreciation) on Futures                                $237,061


TargetPLUS Moderate Fund
Futures Contracts:


                                                                                     Unrealized
                                                              Expiration Number of Appreciation/
Description                                             Type     Date    Contracts (Depreciation)
-----------                                             ----- ---------- --------- --------------
Euro-Schatz 2-Year March Futures....................... Short    3/09       (2)       ($1,413)
90-Day Euribor December Futures........................  Long   12/09        1          5,981
Euro Bobl March Futures................................  Long    3/09        2          2,924
Euro Bond March Futures................................  Long    3/09        2          6,636
Long Gilt March Futures................................ Short    3/09       (2)       (13,728)
90-Day British Sterling Pound March Futures............  Long    3/10        2         11,067
90-Day British Sterling Pound March Futures............... Long  3/09  8    14,097
90-Day British Sterling Pound September Futures........... Long  9/09  1     6,143
90-Day British Sterling Pound December Futures............ Long 12/09  5    36,836
90-Day Eurodollar March Futures........................... Long  3/10  5    23,813
90-Day Eurodollar September Futures....................... Long  9/09  6    42,575
90-Day Eurodollar December Futures........................ Long 12/09 20   120,450
U.S. Treasury 5-Year Note March Futures................... Long  3/09  4     6,141
U.S. Treasury 10-Year Note March Futures.................. Long  3/09  9    29,625
Total Unrealized Appreciation/(Depreciation) on Futures...                $291,147

                                      239
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

TargetPLUS Moderate Fund

Interest Rate Swaps at December 31, 2008:

                                                                                                              Unrealized
                                                                 (Pay)/Receive Fixed  Expiration  Notional  Appreciation/
Counterparty                          Floating Rate Index        Floating Rate Rate      Date      Amount   (Depreciation)
------------                     ------------------------------- ------------- -----  ---------- ---------- --------------
Morgan Stanley Capital Services
  Inc........................... 6-Month GBP LIBOR                    Pay       6.00%   9/18/09  $  100,000   $   2,104
Goldman Sachs Group............. 3-Month USD LIBOR                    Pay       4.00    6/17/10   2,300,000      55,539
Citibank........................ 3-Month USD LIBOR                  Receive     3.00    6/17/29     200,000      12,844
UBS AG.......................... Brazil Cetip Interbank Deposit
                                 Rate                                 Pay      12.54     1/2/12     100,000         446
Morgan Stanley Capital Services  Brazil Cetip Interbank Deposit
  Inc........................... Rate                                 Pay      12.54     1/2/12     300,000       3,526
Deutsche Bank................... 3-Month USD LIBOR                    Pay       4.00    6/17/10   2,500,000      54,076
HSBC Bank USA................... South Africa Interbank               Pay       9.99    11/9/10     400,000         929
Citibank........................ South Africa Interbank               Pay       9.99    11/9/10     100,000         219
Barclays Bank PLC............... 6-Month EUR LIBOR                    Pay       4.00    9/19/17     100,000      10,618
Merrill Lynch Capital Services,
  Inc........................... 3-Month USD LIBOR                  Receive     5.00   12/17/38     300,000    (111,626)
Royal Bank of Scotland PLC...... 3-Month USD LIBOR                    Pay       4.00    6/17/14     200,000       2,962
Merrill Lynch Capital Services,
  Inc........................... 3-Month USD LIBOR                    Pay       4.00   12/17/13     400,000      38,462
Goldman Sachs Group............. 6-Month GBP LIBOR                    Pay       5.00    3/18/14     100,000      14,490
Bank of America................. 3-Month USD LIBOR                  Receive     5.00   12/17/28     100,000     (29,345)
Merrill Lynch Capital Services,
  Inc........................... 3-Month USD LIBOR                  Receive     5.00   12/17/28     100,000     (32,250)
Goldman Sachs Group............. 6-Month EUR LIBOR                    Pay       4.50    3/18/14     300,000      29,128
Goldman Sachs Group............. 3-Month USD LIBOR                    Pay       4.00   12/17/13     100,000      10,712
Goldman Sachs Group............. 6-Month GBP LIBOR                    Pay       4.50    9/17/11     600,000      43,305
Deutsche Bank................... 6-Month GBP LIBOR                    Pay       5.00    3/18/11     100,000       8,331
Morgan Stanley Capital Services
  Inc........................... 3-Month USD LIBOR                    Pay       5.00   12/17/18     282,000      57,871
Royal Bank of Scotland PLC...... 6-Month GBP LIBOR                    Pay       5.00    3/18/14     100,000      14,781
Barclays Bank PLC............... 3-Month USD LIBOR                    Pay       4.00    6/17/10   4,300,000      95,362
Royal Bank of Scotland PLC...... 3-Month USD LIBOR                    Pay       4.00    6/17/10   1,400,000      23,390

                                      240
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Credit Suisse International...... 3-Month USD LIBOR          Receive   5.00       12/17/28  200,000  (64,289)
Morgan Stanley Capital Services
  Inc............................ 6-Month EUR LIBOR            Pay     5.50       12/17/10  100,000    7,193
Credit Suisse.................... 3-Month USD LIBOR          Receive   4.00        6/17/24  200,000   (3,476)
Barclays Bank PLC................ 6-Month EUR LIBOR            Pay     4.50        6/15/10  300,000    6,622
Citibank......................... 6-Month GBP LIBOR            Pay     5.00        3/18/11  100,000    8,166
Goldman Sachs Group.............. 6-Month GBP LIBOR          Receive   4.00        6/15/37  100,000  (10,530)
Bank of America.................. 3-Month USD LIBOR            Pay     4.00       12/17/13  400,000   38,988
Citibank......................... 3-Month USD LIBOR            Pay     4.00        6/17/14  200,000    3,296
Morgan Stanley Capital Services
  Inc............................ 3-Month USD LIBOR            Pay     4.00        6/17/14  900,000   12,943
Goldman Sachs Group.............. 6-Month EUR LIBOR            Pay     5.50        9/15/10  200,000   11,430
Barclays Bank PLC................ 3-Month USD LIBOR            Pay     4.00        6/17/14  200,000    2,762
                                                                                                    --------
                                                                                                    $318,979
                                                                                                    ========


TargetPLUS Growth Fund

Interest Rate Swaps at December 31, 2008:

                                                                                                 Unrealized
                                                    (Pay)/Receive Fixed  Expiration  Notional  Appreciation/
Counterparty                   Floating Rate Index  Floating Rate Rate      Date      Amount   (Depreciation)
------------                   -------------------  ------------- -----  ---------- ---------- --------------
Morgan Stanley Capital
  Services Inc................ 6-Month GBP LIBOR         Pay       6.00%   9/18/09  $  100,000   $   2,104
Goldman Sachs Group........... 6-Month EUR LIBOR         Pay       4.00    6/17/10   3,300,000      79,686
Citibank...................... 3-Month USD LIBOR       Receive     3.00    6/17/29     200,000      12,844
Morgan Stanley Capital         Brazil Cetip
  Services Inc................ Interbank Deposit
                               Rate                      Pay      12.54     1/2/12     300,000       3,526
HSBC Bank USA................. South African
                               Johanesburg
                               Interbank                 Pay       9.99    11/9/10     500,000       1,183
Barclays Bank PLC............. 6-Month EUR LIBOR         Pay       4.00    9/19/17     100,000      10,618
UBS AG........................ Brazil Cetip
                               Interbank Deposit
                               Rate                      Pay      13.85     1/2/12     100,000       2,359
Merrill Lynch Capital
  Services, Inc............... 3-Month USD LIBOR       Receive     5.00   12/17/38     300,000    (111,626)
Royal Bank of Scotland PLC.... 3-Month USD LIBOR         Pay       4.00    6/17/14     100,000       1,481
Merrill Lynch Capital
  Services, Inc............... 3-Month USD LIBOR         Pay       5.00   12/17/13     400,000      38,462
Goldman Sachs Group........... 6-Month GBP LIBOR         Pay       5.00    3/18/14     100,000      14,490
Bank of America............... 3-Month USD LIBOR       Receive     5.00   12/17/28     200,000     (58,690)
Merrill Lynch Capital
  Services, Inc............... 3-Month USD LIBOR       Receive     5.00   12/17/28     100,000     (32,250)

                                      241
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Goldman Sachs Group..................... 6-Month EUR LIBOR      Pay   4.50  3/18/14 200,000   19,418
Goldman Sachs Group..................... 3-Month USD LIBOR      Pay   4.00 12/17/13 100,000   10,712
Goldman Sachs Group..................... 6-Month GBP LIBOR      Pay   4.50  9/17/11 700,000   50,522
Deutsche Bank........................... 6-Month GBP LIBOR      Pay   5.00  3/18/11 100,000    8,331
Morgan Stanley Capital Services Inc..... 3-Month USD LIBOR      Pay   5.00 12/17/18 782,000  160,480
Royal Bank of Scotland PLC.............. 3-Month USD LIBOR      Pay   5.00  3/18/14 100,000   14,781
Credit Suisse International............. 3-Month USD LIBOR    Receive 5.00 12/17/28 200,000  (64,289)
Morgan Stanley Capital Services Inc..... 6-Month EUR LIBOR      Pay   5.50 12/17/10 100,000    7,193
Credit Suisse........................... 3-Month USD LIBOR    Receive 4.00  6/17/24 200,000   (3,476)
Barclays Bank PLC....................... 6-Month EUR LIBOR      Pay   4.50  6/15/10 300,000    6,622
Citibank................................ 6-Month GBP LIBOR      Pay   5.00  3/18/11 100,000    8,166
Goldman Sachs Group..................... 6-Month GBP LIBOR    Receive 4.00  6/15/37 100,000  (10,530)
Bank of America......................... 3-Month USD LIBOR      Pay   4.00 12/17/13 400,000   38,988
Citibank................................ 3-Month USD LIBOR      Pay   4.00  6/17/14 100,000    1,648
Morgan Stanley Capital Services Inc..... 3-Month USD LIBOR      Pay   4.00  6/17/14 500,000    7,190
Citibank................................ 3-Month USD LIBOR      Pay   4.00  6/17/16 100,000   (1,781)
Deutsche Bank........................... 6-Month EUR LIBOR      Pay   5.50  9/15/10 200,000   11,433
                                                                                            --------
                                                                                            $229,595
                                                                                            ========

TargetPLUS Moderate Fund

Credit Default Swaps at December 31, 2008:

Credit Default Swaps on Corporate and Sovereign Issues

                                               (Pay)/
                                               Receive                                 Unrealized    Implied
                                     Buy/Sell   Fixed  Expiration Notional   Market  Appreciation/   Credit
Counterparty       Reference Equity Protection  Rate      Date    Amount(2)  Value   (Depreciation) Spread(3)
------------       ---------------- ---------- ------- ---------- --------- -------  -------------- ---------
Barclays Bank.....     Gazprom         Sell     0.83    6/20/17    $80,000  $31,189)    $(31,167)     8.82%

                                      242
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Credit Default Swaps on Credit Indices

                                                                                                        Unrealized
                                             Buy/Sell  (Pay)/Receive Expiration Notional     Market   Appreciation/
Counterparty              Reference Equity  Protection  Fixed Rate      Date    Amount(2)   Value(4)  (Depreciation)
------------              ----------------  ---------- ------------- ---------- ---------- ---------  --------------
Deutsche Bank............ CDX IG11 Future      Sell         1.50%     12/20/13  $  500,000 $ (29,958)   $ (17,612)
Merrill Lynch
  International.......... CDX IG11 Future      Sell         1.50      12/20/13     200,000    (3,994)      (2,944)
Barclays Bank............ CDX EM10 SP          Sell         3.35      12/20/13   1,800,000  (269,994)    (144,307)
Deutsche Bank............ CDX EM10 SP          Sell         3.35      12/20/13     800,000  (119,997)     (79,884)
Deutsche Bank............ IG-9 Future          Sell         1.29      12/20/12     100,000       473          516
Royal Bank of Scotland... HY-10 Future         Sell         5.00      12/20/12     200,000   (31,666)     (17,722)
Goldman Sachs............ CDX IG7 Future       Sell         0.65      12/20/16      97,600    (7,125)         626
Merrill Lynch
  International.......... HY-9 Future          Sell         3.75      12/20/12     686,000  (120,905)     (94,947)
Barclays Bank............ HY-10 Future         Sell         5.00       6/20/13     400,000   (63,332)     (36,443)
Credit Suisse............ HY-10 Future         Sell         5.00       6/20/13     200,000   (31,666)     (18,302)
Bank of America.......... HY-8 Future          Sell         2.75       6/20/12     303,800   (51,580)     (42,979)
Barclays Bank............ CDX IG10 Future      Buy         (1.55)      6/20/13      97,600     2,239        4,362
Deutsche Bank............ CDX IG10 Future      Buy         (1.50)      6/20/18      97,600       132        1,874
Goldman Sachs............ CDX IG10 Future      Buy         (1.50)      6/20/18      97,600       132          980
UBS AG................... CDX EM9 Future       Sell         2.65       6/20/13     400,000   (62,739)     (57,371)
                                                                                $6,980,200 $(789,980)   $(504,153)

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either
    (i) pay to the buyer of protection an amount equal to the notional amount of the related defaulted reference entities and take delivery of the reference entities or (ii) pay a net amount equal to the notional amount of the related defaulted reference entities less their recovery value. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either
    (i) receive from the seller of protection an amount equal to the notional amount of the related defaulted reference entities and deliver the reference entities or (ii) receive a net amount equal to the notional amount of the related defaulted reference entities less their recovery value.

                                      243
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

(2) The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4) The market value of credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk for the credit derivative as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

TargetPLUS Growth Fund

Credit Default Swaps at December 31, 2008:

Credit Default Swaps on Corporate and Sovereign Issues

                                                                                                     Unrealized    Implied
                                          Buy/Sell    (Pay)/Receive Expiration Notional   Market   Appreciation/   Credit
Counterparty          Reference Equity  Protection(I)  Fixed Rate      Date    Amount(2)  Value    (Depreciation) Spread(3)
------------          ----------------  ------------- ------------- ---------- --------- --------  -------------- ---------
Morgan Stanley
  Capital Services...   Britel NEGB         Buy           (1.36)     3/20/18   $100,000  $    (73)    $   (111)     1.37%
Barclays Bank........   Gazprom             Sell           0.83      6/20/17     75,000   (29,240)     (29,219)     8.82%
                                                                               $175,000  $(29,313)    $(29,330)

Credit Default Swaps on Credit Indices

                                                                                                         Unrealized
                                              Buy/Sell    (Pay)/Receive Expiration Notional   Market   Appreciation/
Counterparty              Reference Equity  Protection(I)  Fixed Rate      Date    Amount(2) Value(4)  (Depreciation)
------------              ----------------  ------------- ------------- ---------- --------- --------  --------------
Deutsche Bank............ CDX IG11 Future       Sell          1.50%      12/20/13  $800,000  $(15,977)    $(9,274)

                                      244
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Merrill Lynch
  International.......... CDX IG11 Future  Sell  1.50  12/20/13    200,000    (3,994)    (2,944)
Barclays Bank............ CDX EM10 SP      Sell  3.35  12/20/13  1,400,000  (209,996)  (117,463)
Deutsche Bank............ CDX EM10 SP      Sell  3.35  12/20/13    800,000  (119,997)   (79,884)
Deutsche Bank............ IG-9 Future      Sell  1.29  12/20/12    100,000       473        516
Royal Bank of Scotland... HY-10 Future     Sell  5.00   6/20/13    200,000   (31,666)   (17,722)
Goldman Sachs............ CDX IG7 Future   Sell  0.65  12/20/16     97,600    (7,125)       626
Morgan Stanley Capital
  Services............... IG-9 Future      Sell  1.34  12/20/12    300,000     1,994      2,128
Merrill Lynch
  International.......... HY-9 Future      Sell  3.75  12/20/12    490,000   (86,361)   (46,637)
Barclays Bank............ HY-10 Future     Sell  5.00   6/20/13    200,000   (31,666)   (18,222)
Credit Suisse............ HY-10 Future     Sell  5.00   6/20/13    200,000   (31,666)   (18,302)
Bank of America.......... HY-8 Future      Sell  2.75   6/20/12    470,400   (79,866)   (65,121)
Deutsche Bank............ CDX IG10 Future  Buy  (1.50)  6/20/18     97,600       132      1,874
UBS AG................... CDX EM9 Future   Sell  2.65   6/20/13    500,000 $ (78,424)   (71,712)
                                                                $5,855,600 $(694,139) $(442,137)

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either
    (i) pay to the buyer of protection an amount equal to the notional amount of the related defaulted reference entities and take delivery of the reference entities or (ii) pay a net amount equal to the notional amount of the related defaulted reference entities less their recovery value. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either
    (i) receive from the seller of protection an amount equal to the notional amount of the related defaulted reference entities and deliver the reference entities or (ii) receive a net amount equal to the notional amount of the related defaulted reference entities less their recovery value.

(2) The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

                                      245
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

(4) The market value of credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk for the credit derivative as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

TargetPLUS Moderate Fund

Written Swap Options outstanding on December 31, 2008:

                                        Pay/Receive   Exercise Expiration Number of
Description               Counterparty Floating Index   Rate      Date    Contracts  Premium  Fair Value
-----------               ------------ -------------- -------- ---------- --------- --------  ----------
Call - OTC 7-Year              Royal
  Interest Rate Swap.....    Bank of    Rec--3-month
                            Scotland       USD-LIBOR    4.90%    7/8/16     (150)   $(42,300) $(233,244)
                                                                                    --------  ---------
                                                                                    $(42,300) $(233,244)
                                                                                    ========  =========

TargetPLUS Growth Fund

Written Swap Options outstanding on December 31, 2008:

                                        Pay/Receive   Exercise Expiration Number of
Description               Counterparty Floating Index   Rate      Date    Contracts  Premium  Fair Value
-----------               ------------ -------------- -------- ---------- --------- --------  ----------
Call - OTC 7-Year              Royal
  Interest Rate Swap.....    Bank of   Rec---3-month
                            Scotland       USD-LIBOR    4.90%    7/8/16     (130)   $(36,660) $(202,145)
                                                                                    --------  ---------
                                                                                    $(36,660) $(202,145)
                                                                                    ========  =========

TargetPLUS Growth Fund

Securities Sold Short -(0.8)%

                          Coupon Expiration Number of              Fair     Unrealized
Security Description       Rate     Date    Contracts  Premium     Value    Gain/Loss
--------------------      ------ ---------- --------- ---------  ---------  ----------
Federal National
  Mortgage Association -
  January TBA............  5.50%   1/1/39   (500,000) $(505,938) $(512,500)  $(6,562)
                                                      ---------  ---------   -------
                                                      $(505,938) $(512,500)  $(6,562)
                                                      =========  =========   =======

                                      246
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL S&P 500 INDEX FUND
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
 ASSET BACKED SECURITIES (0.0%):
                                                                     Access Group, Inc.,
                                                                     Series 2008-1, Class A,
         -          -          -      600,000  (600,000)           - 4.84%, 10/27/25(a)+                   -           -           -
                                                                     Accredited Mortgage Loan
                                                                     Trust,
                                                                     Series 06-2, Class A1,
                                                                     0.51%,
         -          -          -       24,052   (24,052)           - 9/25/36(a)+                           -           -           -
                                                                     ACE Securities Corp Home
                                                                     Equity Loan Trust,
                                                                     Series 06-HE4, Class A2A,
         -          -          -       58,075   (58,075)           - 0.53%, 10/25/36(a)+                   -           -           -
                                                                     ACE Securities Corp Home
                                                                     Equity Loan Trust,
                                                                     Series 06-ASP5, Class A2A,
         -          -          -       16,833   (16,833)           - 0.55%, 10/25/36(a)+                   -           -           -
                                                                     Amortizing Residential
                                                                     Collateral Trust,
                                                                     Series 01-BC6, Class A,
         -          -          -      181,784  (181,784)           - 1.17%, 10/25/31(a)+                   -           -           -
                                                                     Argent Securities, Inc.,
                                                                     Series 06-M2, Class A2A,
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------



      551,743    (551,743)            -




       23,557     (23,557)            -



       52,563     (52,563)            -



       16,261     (16,261)            -



      165,853    (165,853)            -



                                       247
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
         -          -          -        8,659    (8,659)           - 0.52%, 9/25/36(a)+                    -           -           -
                                                                     Asset Backed Funding
                                                                     Certificates,
                                                                     Series 06-OPT2, Class A3A,
         -          -          -       22,973   (22,973)           - 0.53%, 10/25/36(a)+                   -           -           -
                                                                     Asset Backed Funding
                                                                     Certificates,
                                                                     Series 06-HE1, Class A2A,
         -          -          -       33,966   (33,966)           - 0.53%, 1/25/37(a)+                    -           -           -
                                                                     Asset Backed Securities
                                                                     Corp.
                                                                     Home Equity Loan Trust,
                                                                     Series 04-HE6, Class A1,
         -          -          -       21,014   (21,014)           - 0.75%, 9/25/34(a)+                    -           -           -
                                                                     Bank of America Credit
                                                                     Card
                                                                     Trust,
                                                                     Series 2007-A9, Class A9,
         -          -          -      700,000  (700,000)           - 1.24%, 11/17/14(a)+                   -           -           -
                                                                     Carrington Mortgage Loan
                                                                     Trust,
                                                                     Series 06-NC5, Class A1,
         -          -          -      240,666  (240,666)           - 0.52%, 1/25/37(a)+                    -           -           -
                                                                     Chase Issuance Trust,
                                                                     Series 06-A3, Class A3,
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------
        8,499      (8,499)            -



       22,357     (22,357)            -



       29,343     (29,343)            -




       16,460     (16,460)            -




      572,337    (572,337)            -



      213,972    (213,972)            -


                                       248
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
         -          -          -      200,000  (200,000)           - 1.19%, 7/15/11(a)+                    -           -           -
                                                                     Chase Issuance Trust,
                                                                     Series 2008-A10, Class
                                                                     A10,
         -          -          -      600,000  (600,000)           - 1.95%, 8/17/15(a)+                    -           -           -
                                                                     Chase Issuance Trust,
                                                                     Series 2008-A13, Class
                                                                     A13,
         -          -          -    1,000,000 (1,000,000)           - 3.50%, 9/15/15(a)+                    -           -
                                                                     Citigroup Mortgage Loan
                                                                     Trust,
                                                                     Inc.,
                                                                     Series 06-WFH3, Class A2,
         -          -          -      496,429  (496,429)           - 0.57%, 10/25/36(a)+                   -           -           -
                                                                     Countrywide Asset-Backed
                                                                     Certificates,
                                                                     Series 2006-06, Class 2A2,
         -          -          -      460,005  (460,005)           - 0.65%, 9/25/36(a)+                    -           -           -
                                                                     Countrywide Asset-Backed
                                                                     Certificates,
                                                                     Series 06-19, Class 2A1,
         -          -          -       33,546   (33,546)           - 0.53%, 3/25/37(a)+                    -           -           -
                                                                     Countrywide Asset-Backed
                                                                     Certificates,
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------
      196,352    (196,352)            -



      473,625    (473,625)            -



-      822,500    (822,500)            -




      455,045    (455,045)            -



      365,015    (365,015)            -



       32,343     (32,343)            -



                                       249
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Series 06-21, Class 2A1,
         -          -          -       71,310   (71,310)           - 0.52%, 5/25/37(a)+                    -           -           -
                                                                     Countrywide Asset-Backed
                                                                     Certificates,
                                                                     Series 06-23, Class 2A1,
         -          -          -      267,333  (267,333)           - 0.52%, 11/25/37(a)+                   -           -           -
                                                                     Countrywide Asset-Backed
                                                                     Certificates,
                                                                     Series 06-15, Class A1,
         -          -          -       25,104   (25,104)           - 0.58%, 10/25/46(a)+                   -           -           -
                                                                     Countrywide Asset-Backed
                                                                     Certificates,
                                                                     Series 06-16, Class 2A1,
         -          -          -       12,047   (12,047)           - 0.52%, 12/25/46(a)+                   -           -           -
                                                                     Countrywide Asset-Backed
                                                                     Certificates,
                                                                     Series 06-17, Class 2A1,
         -          -          -       39,837   (39,837)           - 0.52%, 3/25/47(a)+                    -           -           -
                                                                     Countrywide Asset-Backed
                                                                     Certificates,
                                                                     Series 06-22, Class 2A1,
         -          -          -       41,964   (41,964)           - 0.52%, 5/25/47(a)+                    -           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------
       64,016     (64,016)            -



      239,987    (239,987)            -



       23,661     (23,661)            -



       11,676     (11,676)            -



       38,490     (38,490)            -



       38,813     (38,813)            -



                                       250
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Countrywide Asset-Backed
                                                                     Certificates,
                                                                     Series 06-24, Class 2A1,
         -          -          -      296,288  (296,288)           - 0.52%, 6/25/47(a)+                    -           -           -
                                                                     Credit-Based Asset
                                                                     Servicing and
                                                                     Securitization, Series 06-
                                                                     CB9,
                                                                     Class A1,
         -          -          -       42,472   (42,472)           - 0.53%, 11/25/36(a)+                   -           -           -
                                                                     First Franklin Mortgage
                                                                     Loan
                                                                     Asset Backed Certificates,
                                                                     Series 06-FF9, Class 2A1,
         -          -          -       60,785   (60,785)           - 0.53%, 6/25/36(a)+                    -           -           -
                                                                     Fremont Home Loan Trust,
                                                                     Series 06-E, Class 2A1,
         -          -          -       48,556   (48,556)           - 0.53%, 1/25/37(a)+                    -           -           -
                                                                     GE-WMC Mortgage
                                                                     Securities,
                                                                     LLC,
                                                                     Series 06-1, Class A2A,
         -          -          -      141,962  (141,962)           - 0.51%, 8/25/36(a)+                    -           -           -
                                                                     GSAMP Trust,
                                                                     Series 06-FM2, Class A2A,
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------




      258,715    (258,715)            -





       36,870     (36,870)            -




       59,097     (59,097)            -


       42,355     (42,355)            -




      133,395    (133,395)            -


                                       251
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
         -          -          -       36,730   (36,730)           - 0.54%, 9/25/36(a)+                    -           -           -
                                                                     Household Home Equity Loan
                                                                     Trust,
                                                                     Series 06-4, Class A1V,
         -          -          -       34,212   (34,212)           - 0.58%, 3/20/36(a)+                    -           -           -
                                                                     HSI Asset Securitization
                                                                     Corp.
                                                                     Trust,
                                                                     Series 06-HE2, Class 2A1,
         -          -          -       38,726   (38,726)           - 0.52%, 12/25/36(a)+                   -           -           -
                                                                     Indymac Residential Asset
                                                                     Backed Trust,
                                                                     Series 06-E, Class 2A1,
         -          -          -       27,158   (27,158)           - 0.53%, 4/25/37(a)+                    -           -           -
                                                                     J.P. Morgan Mortgage
                                                                     Acquisition Corp.,
                                                                     Series 06-WMC3, Class A2,
         -          -          -       19,150   (19,150)           - 0.52%, 8/25/36(a)+                    -           -           -
                                                                     J.P. Morgan Mortgage
                                                                     Acquisition Corp.,
                                                                     Series 06-CH2, Class AV2,
         -          -          -      255,097  (255,097)           - 0.52%, 10/25/36(a)+                   -           -           -
                                                                     Lehman XS Trust,
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------
       35,295     (35,295)            -



       32,241     (32,241)            -




       33,684     (33,684)            -



       25,341     (25,341)            -



       17,800     (17,800)            -



      226,946    (226,946)            -


                                       252
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Series 06-17, Class WF11,
         -          -          -       57,208   (57,208)           - 0.59%, 11/25/36(a)+                   -           -           -
                                                                     Lehman XS Trust,
                                                                     Series 06-9, Class A1A,
         -          -          -        8,885    (8,885)           - 0.54%, 5/25/46(a)+                    -           -           -
                                                                     Lehman XS Trust,
                                                                     Series 06-11, Class 1A1,
         -          -          -       43,256   (43,256)           - 0.55%, 6/25/46(a)+                    -           -           -
                                                                     Lehman XS Trust,
                                                                     Series 06-16N, Class A1A,
         -          -          -       77,283   (77,283)           - 0.55%, 11/25/46(a)+                   -           -           -
                                                                     Long Beach Mortgage Loan
                                                                     Trust,
                                                                     Series 04-4, Class 1A1,
         -          -          -        3,092    (3,092)           - 0.75%, 10/25/34(a)+                   -           -           -
                                                                     Long Beach Mortgage Loan
                                                                     Trust,
                                                                     Series 06-9, Class 2A1,
         -          -          -      147,956  (147,956)           - 0.53%, 10/25/36(a)+                   -           -           -
                                                                     Massachusetts Educational
                                                                     Financing Authority,
                                                                     Series 2008-1, Class A1,
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------


       53,773     (53,773)            -


        8,483      (8,483)            -


       41,520     (41,520)            -


       66,144     (66,144)            -



        1,046      (1,046)            -



      140,558    (140,558)            -



                                       253
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
         -          -          -      484,705  (484,705)           - 4.49%, 4/25/38(a)+                    -           -           -
                                                                     Master Asset Backed
                                                                     Securities
                                                                     Trust,
                                                                     Series 06-HE5, Class A1,
         -          -          -       57,481   (57,481)           - 0.53%, 11/25/36(a)+                   -           -           -
                                                                     Merrill Lynch Mortgage
                                                                     Investors Trust,
                                                                     Series 06-FF1, Class A2A,
         -          -          -       88,413   (88,413)           - 0.54%, 8/25/36(a)+                    -           -           -
                                                                     Park Place Securities,
                                                                     Inc.,
                                                                     Series 04-MCW1, Class A1,
         -          -          -      103,557  (103,557)           - 0.78%, 10/25/34(a)+                   -           -           -
                                                                     Residential Asset Mortgage
                                                                     Products, Inc., Series 06-
                                                                     RZ4,
                                                                     Class A1A,
         -          -          -       48,033   (48,033)           - 0.55%, 10/25/36(a)+                   -           -           -
                                                                     Residential Asset
                                                                     Securities
                                                                     Corp.,
                                                                     Series 06-KS8, Class A1,
         -          -          -       14,447   (14,447)           - 0.53%, 10/25/36(a)+                   -           -           -
                                                                     Residential Asset
                                                                     Securities
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------
      367,845    (367,845)            -




       53,674     (53,674)            -



       83,065     (83,065)            -



       74,158     (74,158)            -




       44,546     (44,546)            -




       14,228     (14,228)            -


                                       254
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Corp.,
                                                                     Series 06-KS9, Class AI1,
         -          -          -       38,731   (38,731)           - 0.54%, 11/25/36(a)+                   -           -           -
                                                                     Saxon Asset Securities
                                                                     Trust,
                                                                     Series 06-3, Class A1,
                                                                     0.53%,
         -          -          -       16,785   (16,785)           - 10/25/46(a)+                          -           -           -
                                                                     SBI Heloc Trust,
                                                                     Series 06-A1, Class 1A2A,
         -          -          -       32,657   (32,657)           - 0.64%, 8/25/36(a) (b)+                -           -           -
                                                                     SLM Student Loan Trust,
                                                                     Series 05-5, Class A1,
         -          -          -        6,615    (6,615)           - 3.54%, 1/25/18(a)+                    -           -           -
                                                                     SLM Student Loan Trust,
                                                                     Series 2008-9, Class A,
         -          -          -    1,000,000 (1,000,000)           - 5.04%, 4/25/23(a)+                    -           -
                                                                     Soundview Home Equity Loan
                                                                     Trust,
                                                                     Series 06-EQ2, Class A1,
         -          -          -      140,453  (140,453)           - 0.55%, 1/25/37(a)+                    -           -           -
                                                                     Wells Fargo Home Equity
                                                                     Trust,
                                                                     Series 06-3, Class A1,
         -          -          -       17,135   (17,135)           - 0.52%, 1/25/37(a)+                    -           -           -
   TOTAL ASSET BACKED SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------




       37,135     (37,135)            -




       15,951     (15,951)            -


       30,256     (30,256)            -


        6,599      (6,599)            -


-      937,220    (937,220)            -



      133,072    (133,072)            -



       16,487     (16,487)            -

                                       255
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
 (COST $-)                                                                                                 -           -           -
  COLLATERALIZED MORTGAGE OBLIGATIONS (0.0%):
                                                                     Banc of America Commercial
                                                                     Mortgage, Inc.,
                                                                     Series 2006-2, Class A4,
         -          -          -      100,000  (100,000)           - 5.74%, 5/10/45(a)+                    -           -           -
                                                                     Banc of America Funding
                                                                     Corp.,
         -          -          -      158,536  (158,536)           - 6.13%, 1/20/47(a)+                    -           -           -
                                                                     Bear Stearns Adjustable
                                                                     Rate
                                                                     Mortgage Trust,
                                                                     Series 2004-9 Class 22A1,
         -          -          -       41,942   (41,942)           - 4.79%, 11/25/34(a)+                   -           -           -
                                                                     Bear Stearns Adjustable
                                                                     Rate
                                                                     Mortgage Trust,
                                                                     Series 2004-8, Class 2A1,
         -          -          -      175,514  (175,514)           - 5.11%, 11/25/34(a)+                   -           -           -
                                                                     Bear Stearns Adjustable
                                                                     Rate
                                                                     Mortgage Trust,
                                                                     Series 2004-10, Class
                                                                     22A1,
         -          -          -       50,271   (50,271)           - 4.96%, 1/25/35(a)+                    -           -           -
                                                                     Bear Stearns Adjustable
                                                                     Rate
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

    7,461,967  (7,461,967)            -




       81,674     (81,674)            -


       85,214     (85,214)            -




       31,579     (31,579)            -




      162,860    (162,860)            -





       37,861     (37,861)            -



                                       256
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Mortgage Trust,
                                                                     Series 2005-2, Class A2,
         -          -          -      371,231  (371,231)           - 4.13%, 3/25/35(a)+                    -           -           -
                                                                     Bear Stearns Alt-A Trust,
         -          -          -       49,714   (49,714)           - 5.50%, 9/25/35(a)+                    -           -           -
                                                                     Bear Stearns Mortgage
                                                                     Funding
                                                                     Trust,
                                                                     Series 07-AR1, Class 2A1,
         -          -          -      108,622  (108,622)           - 0.54%, 2/25/37(a)+                    -           -           -
                                                                     Countrywide Home Loans,
                                                                     Series 2004-22, Class A3,
         -          -          -      101,954  (101,954)           - 4.79%, 11/25/34(a)+                   -           -           -
                                                                     Countrywide Home Loans,
                                                                     Series 2004-HYB9, Class
                                                                     1A1,
         -          -          -      178,677  (178,677)           - 4.73%, 2/20/35(a)+                    -           -           -
                                                                     Credit Suisse Mortgage
                                                                     Capital
                                                                     Certificates,
                                                                     Series 2007-C5, Class A4,
         -          -          -      400,000  (400,000)           - 5.70%, 9/15/40(a)+                    -           -           -
                                                                     Fannie Mae,
                                                                     Series 06-118, Class A1,
         -          -          -       68,835   (68,835)           - 0.53%, 12/25/36(a)+                   -           -           -
                                                                     First Horizon Mortgage
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------


      289,102    (289,102)            -

       23,121     (23,121)            -




       83,927     (83,927)            -


       63,426     (63,426)            -



      111,005    (111,005)            -




      264,573    (264,573)            -


       60,496     (60,496)            -



                                       257
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Pass-
                                                                     Through Trust,
                                                                     Series 2005-AR3, Class
                                                                     2A1,
         -          -          -      112,975  (112,975)           - 5.35%, 8/25/35(a)+                    -           -           -
                                                                     Freddie Mac,
                                                                     Series 3335, Class BF,
         -          -          -      145,473  (145,473)           - 1.35%, 7/15/19(a)+                    -           -           -
                                                                     Freddie Mac,
                                                                     Series 3149, Class LF,
         -          -          -       85,234   (85,234)           - 1.50%, 5/15/36(a)+                    -           -           -
                                                                     Greenpoint Mortgage
                                                                     Funding
                                                                     Trust,
                                                                     Series 06-AR8, Class 1A1A,
         -          -          -       71,983   (71,983)           - 0.55%, 1/25/47(a)+                    -           -           -
                                                                     Greenpoint Mortgage Pass-
                                                                     Through Certificates,
                                                                     Series 2003-1, Class A1,
         -          -          -       69,878   (69,878)           - 5.51%, 10/25/33(a)+                   -           -           -
                                                                     GS Mortgage Securities
                                                                     Corp. II,
                                                                     Series 2007-EOP Class A1,
         -          -          -      157,763  (157,763)           - 1.97%, 3/6/20(a) (b)+                 -           -           -
                                                                     GSR Mortgage Loan Trust,
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------



       79,979     (79,979)            -


      141,247    (141,247)            -


       81,485     (81,485)            -




       66,192     (66,192)            -



       53,988     (53,988)            -



      116,055    (116,055)            -


                                       258
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Series 2005-AR7, Class
                                                                     6A1,
         -          -          -       80,644   (80,644)           - 5.25%, 11/25/35(a)+                   -           -           -
                                                                     Harborview Mortgage Loan
                                                                     Trust,
                                                                     Series 05-2, Class 2A1A,
         -          -          -       24,614   (24,614)           - 0.80%, 5/19/35(a)+                    -           -           -
                                                                     Harborview Mortgage Loan
                                                                     Trust,
                                                                     Series 2005-4, Class 3A1,
         -          -          -      107,425  (107,425)           - 5.14%, 7/19/35(a)+                    -           -           -
                                                                     Indymac Index Mortgage
                                                                     Loan
                                                                     Trust,
                                                                     Series 2004-AR5, Class B1,
         -          -          -       62,323   (62,323)           - 5.06%, 12/25/34(a)+                   -           -           -
                                                                     Indymac Index Mortgage
                                                                     Loan
                                                                     Trust,
                                                                     Series 06-AR35, Class 2A2,
         -          -          -       19,320   (19,320)           - 0.57%, 1/25/37(a)+                    -           -           -
                                                                     JP Morgan Chase Commercial
                                                                     Mortgage Securities Trust,
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------


       59,996     (59,996)            -



       11,464     (11,464)            -



       58,381     (58,381)            -




       42,732     (42,732)            -




       18,263     (18,263)            -



                                       259
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Series 2007-LDPX, Class
                                                                     A3,
         -          -          -      300,000  (300,000)           - 5.42%, 1/15/49+                       -           -           -
                                                                     JP Morgan Chase Commercial
                                                                     Mortgage Securities Trust,
                                                                     Series 2007-LD12, Class
                                                                     A4,
         -          -          -      100,000  (100,000)           - 5.88%, 2/15/51(a)+                    -           -           -
                                                                     JP Morgan Mortgage Trust,
                                                                     Series 2005-A1, Class 6T1,
         -          -          -      121,976  (121,976)           - 5.02%, 2/25/35(a)+                    -           -           -
                                                                     LB-UBS Commercial Mortgage
                                                                     Trust,
                                                                     Series 02-C2, Class A2,
         -          -          -       12,171   (12,171)           - 4.90%, 6/15/26(a)+                    -           -           -
                                                                     Lehman Brothers Commercial
                                                                     Mortgage Trust,
                                                                     Series 06-LLFA, Class A1,
         -          -          -       11,096   (11,096)           - 1.28%, 9/15/21(a) (b)+                -           -           -
                                                                     MASTR Adjustable Rate
                                                                     Mortgages Trust,
                                                                     Series 2004-13, Class 3A4,
         -          -          -       32,523   (32,523)           - 3.79%, 11/21/34(a)+                   -           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------


      212,090    (212,090)            -




       71,115     (71,115)            -


       91,514     (91,514)            -



       12,121     (12,121)            -



        8,286      (8,286)            -



       31,562     (31,562)            -

                                       260
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Merrill Lynch Floating
                                                                     Trust,
                                                                     Series 06-1, Class A1,
         -          -          -      216,045  (216,045)           - 1.27%, 6/15/22(a) (b)+                -           -           -
                                                                     Merrill Lynch Mortgage
                                                                     Investors Trust,
                                                                     Series 2005-A10, Class A,
         -          -          -       61,290   (61,290)           - 0.68%, 2/25/36(a)+                    -           -           -
                                                                     Merrill Lynch/Countrywide
                                                                     Commercial Mortgage Trust,
                                                                     Series 2007-6, Class A4,
         -          -          -      100,000  (100,000)           - 5.49%, 3/12/51+                       -           -           -
                                                                     MLCC Mortgage Investors,
                                                                     Inc.,
                                                                     Series 2005-2, Class 3A,
         -          -          -       26,445   (26,445)           - 1.34%, 10/25/35(a)+                   -           -           -
                                                                     MLCC Mortgage Investors,
                                                                     Inc.,
                                                                     Series 2005-3, Class 4A,
         -          -          -       19,084   (19,084)           - 0.72%, 11/25/35(a)+                   -           -           -
                                                                     Morgan Stanley Capital I
                                                                     Trust,
                                                                     Series 2007-IQ15, Class
                                                                     A4,
         -          -          -      900,000  (900,000)           - 5.88%, 6/11/49(a)+                    -           -           -
                                                                     Structured Asset Mortgage
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------




      163,882    (163,882)            -



       32,608     (32,608)            -



       68,848     (68,848)            -



       19,636     (19,636)            -



       13,671     (13,671)            -




      666,786    (666,786)            -


                                       261
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Investments, Inc.,
                                                                     Series 2005-AR5, Class A2,
         -          -          -       56,581   (56,581)           - 0.83%, 7/19/35(a)+                    -           -           -
                                                                     Thornburg Mortgage
                                                                     Securities
                                                                     Trust,
                                                                     Series 06-6, Class A1,
                                                                     0.58%,
         -          -          -       60,600   (60,600)           - 11/25/46(a)+                          -           -           -
                                                                     Thornburg Mortgage
                                                                     Securities
                                                                     Trust,
                                                                     Series 06-5, Class A1,
                                                                     0.59%,
         -          -          -      201,837  (201,837)           - 9/25/46(a)+                           -           -           -
                                                                     Wachovia Bank Commercial
                                                                     Mortgage Trust,
         -          -          -      149,851  (149,851)           - 1.28%, 6/15/20(a) (b)+                -           -           -
                                                                     Wachovia Bank Commercial
                                                                     Mortgage Trust,
                                                                     Series 06-WL7A, Class A1,
         -          -          -      274,465  (274,465)           - 1.29%, 9/15/21(a) (b)+                -           -           -
                                                                     Washington Mutual Mortgage
                                                                     Pass-Through Certificates,
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------


       42,527     (42,527)            -





       50,241     (50,241)            -





      167,253    (167,253)            -


      106,006    (106,006)            -



      209,499    (209,499)            -



                                       262
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Series 06-AR11, Class
                                                                     A1B1,
         -          -          -        2,574    (2,574)           - 0.76%, 8/25/45(a)+                    -           -           -
                                                                     Washington Mutual Mortgage
                                                                     Pass-Through Certificates,
                                                                     Series 06-AR11, Class 2A,
         -          -          -       69,549   (69,549)           - 4.63%, 9/25/46(a)+                    -           -           -
                                                                     Washington Mutual Mortgage
                                                                     Pass-Through Certificates,
                                                                     Series 06-AR13, Class 2A,
         -          -          -      213,547  (213,547)           - 4.63%, 10/25/46(a)+                   -           -           -
                                                                     Washington Mutual Mortgage
                                                                     Pass-Through Certificates,
                                                                     Series 06-AR19, Class
                                                                     1A1A,
         -          -          -       73,795   (73,795)           - 2.99%, 1/25/47(a)+                    -           -           -
                                                                     Wells Fargo Mortgage Back
                                                                     Securities Trust,
                                                                     Series 2004-CC, Class A1,
         -          -          -      118,418  (118,418)           - 4.96%, 1/25/35(a)+                    -           -           -
    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (COST $-)                                                                                                 -           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------


        2,533      (2,533)            -



       37,857     (37,857)            -



      116,291    (116,291)            -




       37,587     (37,587)            -



       91,792     (91,792)            -

    4,278,325  (4,278,325)            -

                                       263
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------

         COMMON STOCKS (117.0%):
     Aerospace & Defense (3.0%):
         -      2,121      5,486            -    (7,607)           - Axsys Technologies, Inc.*             -     116,358     300,962
         -      5,864          -            -    (5,864)           - American Science &                    -     433,702           -
                                                                     Engineering, Inc.
    23,051          -          -            -     20,645      43,696 Boeing Co. (The)                983,586           -           -
    12,256          -          -            -     10,977      23,233 General Dynamics Corp.          705,823           -           -
     3,844          -          -            -      3,443       7,287 Goodrich Corp.                  142,305           -           -
    22,837          -          -            -     20,453      43,290 Honeywell International,        749,739           -           -
                                                                     Inc.
     3,743          -          -            -      3,352       7,095 L-3 Communications              276,158           -           -
                                                                     Holdings, Inc.
    10,472          -          -            -      9,379      19,851 Lockheed Martin Corp.           880,486           -           -
    10,270          -          -            -      9,198      19,468 Northrop Grumman Corp.          462,561           -           -
     4,370          -          -            -      3,914       8,284 Precision Castparts Corp.       259,927           -           -
    13,017          -          -            -     11,658      24,675 Raytheon Co.                    664,388           -           -
     4,954          -          -            -      4,437       9,391 Rockwell Collins, Inc.          193,652           -           -
    29,917          -          -            -     26,794      56,711 United Technologies Corp.     1,603,551           -           -
                                                                                                   6,922,176     550,060     300,962
 Air Freight & Logistics (1.2%):
     5,306          -          -            -      4,752      10,058 C.H. Robinson Worldwide,        291,989           -           -
                                                                     Inc.
                                                                     Expeditors International
                                                                     of
     6,641          -          -            -      5,948      12,589 Washington, Inc.                220,946           -           -
     9,783          -          -            -      8,762      18,545 FedEx Corp.                     627,580           -           -
                                                                     United Parcel Service,
                                                                     Inc.,
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------


            -    (417,320)            -
            -    (433,702)            -

            -      880,903    1,864,489
            -      632,137    1,337,960
            -      127,449      269,754
            -      671,469    1,421,208

            -      247,328      523,486

            -      788,566    1,669,052
            -      414,271      876,832
            -      232,791      492,718
            -      595,028    1,259,416
            -      173,435      367,087
            -    1,436,145    3,039,696
            -    5,348,500   13,121,698

            -      261,506      553,495



            -      197,880      418,826
            -      562,063    1,189,643


                                       264
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
    31,320          -          -            -     28,050      59,370 Class B                       1,727,611           -           -
                                                                                                   2,868,126           -           -
      Airline (0.1%):
         -    699,000          -            -  (699,000)           - Cathay Pacific Airways,               -     788,268           -
                                                                     Ltd.
    23,151          -          -            -     20,734      43,885 Southwest Airlines Co.          199,562           -           -
                                                                                                     199,562     788,268           -
      Auto Components
              (0.2%):
         -    543,619          -            -  (543,619)           - GKN plc .                             -     769,508           -
     8,672          -          -            -      7,767      16,439 Goodyear Tire & Rubber           51,772           -           -
                                                                     Co.*
    18,646          -          -            -     16,699      35,345 Johnson Controls, Inc.          338,611           -           -
         -     45,415    117,531            -  (162,946)           - Superior Industries                   -     477,766   1,236,426
                                                                     International, Inc.
                                                                                                     390,383   1,247,274   1,236,426
  Automobiles (0.2%):
         -     12,704          -            -   (12,704)           - DaimlerChrysler AG .                  -     486,309           -
    74,704          -          -            -     66,905     141,609 Ford Motor Co.*                 171,072           -           -
    20,339          -          -            -     18,216      38,555 General Motors Corp.             65,085           -           -
     7,259          -          -            -      6,501      13,760 Harley-Davidson, Inc.           123,185           -           -
         -     18,574          -            -   (18,574)           - Honda Motor Co., Ltd., ADR            -     396,369           -
                                                                                                     359,342     882,678           -
    Beverages (2.8%):
     3,065          -          -            -      2,745       5,810  Brown-Forman Corp., Class      157,817           -           -
                                                                     B
    62,637          -          -            -     56,098     118,735 Coca-Cola Co.                 2,835,577           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

            -    1,547,254    3,274,865
            -    2,568,702    5,436,828

            -    (788,268)            -

            -      178,728      378,290
            -    (609,540)      378,290


            -    (769,508)            -
            -       46,367       98,139

            -      303,261      641,872
            -  (1,714,192)            -

            -  (2,134,072)      740,011

            -    (486,309)            -
            -      153,213      324,285
            -       58,290      123,375
            -      110,325      233,510
            -    (396,369)            -
            -    (560,850)      681,170

            -      141,341      299,158

            -    2,539,551    5,375,128

                                       265
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
     9,887          -          -            -      8,855      18,742 Coca-Cola Enterprises,          118,941           -           -
                                                                     Inc.
     6,053          -          -            -      5,421      11,474 Constellation Brands,            95,456           -           -
                                                                     Inc.*
     7,916          -          -            -      7,090      15,006 Dr. Pepper Snapple Group,       128,635           -           -
                                                                     Inc.*
     4,663          -          -            -      4,176       8,839 Molson Coors Brewing Co.        228,114           -           -
     4,201          -          -            -      3,762       7,963 Pepsi Bottling Group, Inc.       94,564           -           -
                                                                     (The)
    48,894          -          -            -     43,790      92,684 PepsiCo, Inc.                 2,677,924           -           -
                                                                                                   6,337,028           -           -
        Biotechnology
              (3.0%):
    33,349     13,917     36,016            -     29,867     113,149 Amgen, Inc.*                  1,925,905     803,707   2,079,924
     9,163          -          -            -      8,206      17,369 Biogen, Inc.*                   436,434           -           -
    14,409          -          -            -     12,905      27,314 Celgene Corp.*                  796,529           -           -
     2,140          -          -            -      1,917       4,057 Cephalon, Inc.*                 164,865           -           -
     8,502          -          -            -      7,614      16,116 Genzyme Corp.*                  564,278           -           -
    28,949          -          -            -     25,927      54,876 Gilead Sciences, Inc.*        1,480,452           -           -
         -      9,078     23,495            -   (32,573)           - Myriad Genetics, Inc.*                -     601,508   1,556,779
                                                                                                   5,368,463   1,405,215   3,636,703
    Building Products
              (0.1%):
     4,034          -          -            -      3,613       7,647 Fastenal Co.                    140,585           -           -
    11,222          -          -            -     10,050      21,272 Masco Corp.                     124,901           -           -
                                                                                                     265,486           -           -
      Capital Markets
              (2.1%):
     6,766          -          -            -      6,060      12,826 Ameriprise Financial, Inc.      158,054           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

            -      106,524      225,465

            -       85,491      180,947

            -      115,206      243,841

            -      204,300      432,414
            -       84,692      179,256

            -    2,398,357    5,076,281
            -    5,675,462   12,012,490


            -    1,724,846    6,534,382
            -      390,872      827,306
            -      713,374    1,509,903
            -      147,654      312,519
            -      505,369    1,069,647
            -    1,325,897    2,806,349
            -  (2,158,287)            -
            -    2,649,725   13,060,106


            -      125,908      266,493
            -      111,862      236,763
            -      237,770      503,256


            -      141,554      299,608

                                       266
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
    29,391          -          -            -     26,323      55,714 Charles Schwab Corp.            475,252           -           -
         -     15,305          -            -   (15,305)           - Credit Suisse Group, SP               -     432,519           -
                                                                     ADR.
         -     12,700          -            -   (12,700)           - Deutsche Bank AG .                    -     516,763           -
    11,750          -          -            -     10,523      22,273 E*TRADE Financial Corp.*         13,512           -           -
     3,181          -          -            -      2,849       6,030 Federated Investors, Inc.        53,950           -           -
     4,745          -          -            -      4,250       8,995 Franklin Resources, Inc.        302,636           -           -
    13,912          -          -            -     12,460      26,372 Goldman Sachs Group, Inc.     1,174,034           -           -
    12,036          -          -            -     10,779      22,815 Invesco, Ltd.                   173,800           -           -
     4,920          -          -            -      4,406       9,326 Janus Capital Group, Inc.        39,508           -           -
     4,413          -          -            -      3,952       8,365 Legg Mason, Inc.                 96,689           -           -
    56,696          -          -            -     50,777     107,473 Merrill Lynch & Co., Inc.       659,941           -           -
    33,367          -          -            -     29,884      63,251 Morgan Stanley                  535,207           -           -
     7,000          -          -            -      6,269      13,269 Northern Trust Corp.            364,980           -           -
    13,571          -          -            -     12,154      25,725 State Street Corp.              533,747           -           -
         -     16,328          -            -   (16,328)           - Stifel Financial Corp.*               -     748,639           -
     8,101          -          -            -      7,255      15,356 T. Rowe Price Group, Inc.       287,099           -           -
         -     32,113          -            -   (32,113)           - UBS AG*                               -     459,216           -
                                                                                                   4,868,409   2,157,137           -
    Chemicals (2.5%):
     6,575          -          -            -      5,889      12,464 Air Products & Chemicals,       330,525           -           -
                                                                     Inc.
     1,895          -          -            -      1,697       3,592 CF Industries Holdings,          93,158           -           -
                                                                     Inc.
    29,016          -          -            -     25,987      55,003 Dow Chemical Co. (The)          437,851           -           -
    28,371     28,076          -            -     25,409      81,856 E.I. du Pont de Nemours &       717,786     710,323           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

            -      425,637      900,889
            -    (432,519)            -

            -    (516,763)            -
            -       12,101       25,613
            -       48,318      102,268
            -      271,042      573,678
            -    1,051,468    2,225,502
            -      155,656      329,456
            -       35,383       74,891
            -       86,595      183,284
            -      591,045    1,250,986
            -      479,333    1,014,540
            -      326,877      691,857
            -      478,025    1,011,772
            -    (748,639)            -
            -      257,127      544,226
            -    (459,216)            -
            -    2,203,025    9,228,571

            -      296,019      626,544

            -       83,433      176,591

            -      392,141      829,992
            -      642,851    2,070,960

                                       267
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Co.
     2,594     15,703     40,636            -      2,323      61,256 Eastman Chemical Co.             82,256     497,942   1,288,568
     5,244          -          -            -      4,697       9,941 Ecolab, Inc.                    184,327           -           -
                                                                     International Flavor &
     2,624          -          -            -      2,350       4,974 Fragrances, Inc.                 77,985           -           -
    17,239          -          -            -     15,439      32,678 Monsanto Co.                  1,212,764           -           -
     5,142          -          -            -      4,605       9,747 PPG Industries, Inc.            218,175           -           -
     9,692          -          -            -      8,680      18,372 Praxair, Inc.                   575,317           -           -
     3,915          -          -            -      3,506       7,421 Rohm & Haas Co.                 241,908           -           -
         -     21,620     55,949            -   (77,569)           - Sensient Technologies                 -     516,286   1,336,062
                                                                     Corp.
     3,919          -          -            -      3,510       7,429 Sigma Aldrich Corp.             165,539           -           -
                                                                                                   4,337,591   1,724,551   2,624,630
        Commercial Banks (5.0%):
         -     65,753          -            -   (65,753)           - Allied Irish Banks plc, SP            -     308,382           -
                                                                     ADR
         -     51,035          -            -   (51,035)           - Banco Santander SA, SP                -     484,322           -
                                                                     ADR.
                                                                     Bank of New York Mellon               -           -           -
    36,099          -          -            -     32,330      68,429 Corp.                         1,022,685           -           -
         -     40,918          -            -   (40,918)           - Barclays plc, ADR                     -     400,996           -
    17,355          -          -            -     15,543      32,898 BB&T Corp.                      476,568           -           -
     4,677          -          -            -      4,189       8,866 Comerica, Inc.                   92,838           -           -
    18,035          -          -            -     16,152      34,187 Fifth Third Bancorp .           148,969           -           -
         -     48,425    125,323            -  (173,748)           - First Bancorp .                       -     539,455   1,396,098
         -     13,969          -            -   (13,969)           - First Financial                       -     771,228           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

            -       73,669    1,942,435
            -      165,084      349,411

            -       69,844      147,829
            -    1,086,155    2,298,919
            -      195,398      413,573
            -      515,256    1,090,573
            -      216,654      458,562
            -  (1,852,348)            -

            -      148,257      313,796
            -    2,032,412   10,719,184

            -    (308,382)            -

            -    (484,322)            -

            -            -            -
            -      915,920    1,938,605
            -    (400,996)            -
            -      426,816      903,384
            -       83,146      175,984
            -      133,417      282,386
            -  (1,935,553)            -
            -    (771,228)            -


                                       268
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Bankshares, Inc.
         -      8,879          -            -    (8,879)           - First Financial Corp.                 -     363,950           -
     7,338          -          -            -      6,572      13,910 First Horizon National           77,563           -           -
                                                                     Corp.
         -     45,178    116,916            -  (162,094)           - FNB Corp.                             -     596,350   1,543,291
         -     12,870          -            -   (12,870)           - Home Bancshares, Inc.                 -     346,847           -
    12,198     66,835    172,965            -     10,925     262,923 Huntington Bancshares,           93,437     511,956   1,324,912
                                                                     Inc.
         -     21,265          -            -   (21,265)           - KB Financial Group, Inc.,             -     557,143           -
                                                                     ADR*
    15,440          -          -            -     13,828      29,268 KeyCorp .                       131,549           -           -
         -     39,516          -            -   (39,516)           - Lloyds TSB Group plc, SP              -     304,273           -
                                                                     ADR.
     2,409          -          -            -      2,158       4,567 M&T Bank Corp.                  138,301           -           -
     8,105          -          -            -      7,259      15,364 Marshall & Ilsley Corp.         110,552           -           -
    59,322          -          -            -     53,129     112,451 National City Corp.             107,373           -           -
                                                                     PNC Financial Services                -           -           -
    11,127          -          -            -      9,965      21,092 Group,Inc.                      545,223           -           -
    21,638     51,863    134,220            -     19,379     227,100 Regions Financial Corp.         172,238     412,829   1,068,391
         -     24,800          -            -   (24,800)           - Royal Bank of Scotland                -     379,192           -
                                                                     Group plc, SP ADR
    11,111     17,139     44,356            -      9,951      82,557 SunTrust Banks, Inc.            328,219     506,286   1,310,276
         -     37,746     97,686            -  (135,432)           - Umpqua Holdings Corp.                 -     546,185   1,413,517
    55,210          -          -            -     49,446     104,656 U.S. Bancorp .                1,380,802           -           -
    76,574          -          -            -     68,580     145,154 Wachovia Corp.                  424,220           -           -
   117,629          -          -            -    105,349     222,978 Wells Fargo & Co.             3,467,703           -           -
     3,843          -          -            -      3,442       7,285 Zions Bancorp .                  94,192           -           -
                                                                                                   8,812,432   7,029,394   8,056,485
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

            -    (363,950)            -
            -       69,466      147,029

            -  (2,139,641)            -
            -    (346,847)            -
            -       83,682    2,013,987

            -    (557,143)            -

            -      117,816      249,365
            -    (304,273)            -

            -      123,863      262,164
            -       99,011      209,563
            -       96,164      203,537
            -            -            -
            -      488,303    1,033,526
            -      154,257    1,807,715
            -    (379,192)            -

            -      293,954    2,438,735
            -  (1,959,702)            -
            -    1,236,650    2,617,452
            -      379,933      804,153
            -    3,105,685    6,573,388
            -       84,359      178,551
            -  (2,058,788)   21,839,523

                                       269
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
       Commercial Services & Supplies (1.0%):
     3,309          -          -            -      2,964       6,273 Avery Dennison Corp.            108,304           -           -
     4,085          -          -            -      3,659       7,744 Cintas Corp.                     94,894           -           -
     3,931          -          -            -      3,521       7,452 Equifax, Inc.                   104,250           -           -
     4,425          -          -            -      3,963       8,388 Monster Worldwide, Inc.*         53,498           -           -
         -     30,997          -            -   (30,997)           - Navigant Consulting, Inc.*            -     491,922           -
     6,443          -          -            -      5,770      12,213 Pitney Bowes, Inc.              164,168           -           -
     7,312          -    106,779            -      6,549     120,640  R.R. Donnelley & Sons Co.       99,297           -   1,450,059
                                                                     Republic Services, Inc.,
    10,060          -          -            -      9,010      19,070 Class A                         249,387           -           -
     4,825          -          -            -      4,321       9,146 Robert Half International,      100,456           -           -
                                                                     Inc.
         -     41,260          -            -   (41,260)           - R.R. Donnelley & Sons Co.             -     560,311           -
     2,671          -          -            -      2,392       5,063 Stericycle, Inc.*               139,106           -           -
    15,413          -          -            -     13,804      29,217 Waste Management, Inc.          510,787           -           -
                                                                                                   1,624,147   1,052,233   1,450,059
        Communications Equipment
                         (2.7%):
     3,068          -          -            -      2,748       5,816 Ciena Corp.*                     20,556           -           -
   184,332          -          -            -    165,088     349,420 Cisco Systems, Inc.*          3,004,612           -           -
    48,818          -          -            -     43,722      92,540 Corning, Inc.                   465,235           -           -
     4,206          -          -            -      3,767       7,973 Harris Corp.                    160,038           -           -
     7,412          -          -            -      6,638      14,050 JDS Uniphase Corp.*              27,054           -           -
    16,558          -          -            -     14,829      31,387 Juniper Networks, Inc.*         289,931           -           -
    71,084          -          -            -     63,663     134,747 Motorola, Inc.                  314,902           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------


            -       96,997      205,301
            -       84,987      179,881
            -       93,367      197,617
            -       47,913      101,411
            -    (491,922)            -
            -      147,029      311,197
            -       88,931    1,638,287

            -      223,352      472,739
            -       89,969      190,425

            -    (560,311)            -
            -      124,584      263,690
            -      457,462      968,249
            -      402,358    4,528,797


            -       18,410       38,966
            -    2,690,940    5,695,552
            -      416,666      881,901
            -      143,331      303,369
            -       24,230       51,284
            -      259,663      549,594
            -      282,027      596,929

                                       270
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
    52,104          -          -            -     46,665      98,769 QUALCOMM, Inc.                1,866,886           -           -
    14,273          -          -            -     12,783      27,056 Tellabs, Inc.*                   58,805           -           -
                                                                                                   6,208,019           -           -
 Computers & Peripherals (4.5%):
    27,983          -          -            -     25,062      53,045 Apple, Inc.*                  2,388,349           -           -
    54,385          -          -            -     48,707     103,092 Dell, Inc.*                     556,903           -           -
    64,157          -          -            -     57,459     121,616 EMC Corp.*                      671,724           -           -
    77,101          -          -            -     69,052     146,153 Hewlett-Packard Co.           2,797,995           -           -
    42,297          -          -            -     37,881      80,178 International Business        3,559,716           -           -
                                                                     Machines Corp.
     2,616          -          -            -      2,343       4,959 Lexmark International,           70,370           -           -
                                                                     Inc.*
    10,307          -          -            -      9,231      19,538 NetApp, Inc.*                   143,989           -           -
     4,589          -          -            -      4,110       8,699 QLogic Corp.*                    61,676           -           -
     7,542          -          -            -      6,755      14,297 SanDisk Corp.*                   72,403           -           -
                                                                                                  10,323,125           -           -
      Construction & Engineering
                         (0.2%):
     4,470          -          -            -      4,003       8,473 Centex Corp.                     47,561           -           -
     5,689          -          -            -      5,095      10,784 Fluor Corp.                     255,266           -           -
     3,844          -          -            -      3,443       7,287 Jacobs Engineering Group,       184,896           -           -
                                                                     Inc.*
     7,128          -          -            -      6,384      13,512 Pulte Homes, Inc.                77,909           -           -
                                                                                                     565,632           -           -
  Construction Materials (0.1%):
     3,451          -          -            -      3,091       6,542 Vulcan Materials Co.            240,121           -           -
        Consumer Finance (0.4%):
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------
            -    1,671,989    3,538,875
            -       52,666      111,471
            -    5,559,921   11,767,940

            -    2,139,013    4,527,362
            -      498,764    1,055,667
            -      601,598    1,273,322
            -    2,505,893    5,303,888
            -    3,188,093    6,747,809

            -       63,024      133,394

            -      128,957      272,946
            -       55,237      116,913
            -       64,844      137,247
            -    9,245,422   19,568,547


            -       42,596       90,157
            -      228,617      483,883
            -      165,593      350,489

            -       69,776      147,685
            -      506,582    1,072,214

            -      215,053      455,174


                                       271
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
    36,463          -          -            -     32,656      69,119 American Express Co.            676,389           -           -
    14,577          -          -            -     13,055      27,632 SLM Corp.*                      129,735           -           -
                                                                                                     806,124           -           -
  Containers & Packaging (0.2%):
     2,949          -          -            -      2,641       5,590 Ball Corp.                      122,649           -           -
     3,322          -          -            -      2,975       6,297 Bemis Co., Inc.                  78,665           -           -
     5,188          -          -            -      4,646       9,834 Owens-Illinois, Inc.*           141,788           -           -
     4,088          -          -            -      3,661       7,749 Pactiv Corp.*                   101,709           -           -
         -      7,186     18,598            -   (25,784)           - Rock-Tenn Co., Class A                -     245,617     635,680
     5,265          -          -            -      4,715       9,980 Sealed Air Corp.                 78,659           -           -
                                                                                                     523,470     245,617     635,680
 Distributors (0.1%):
     4,988          -          -            -      4,467       9,455 Genuine Parts Co.               188,846           -           -
   Diversified Consumer Services
                         (0.9%):
     3,340     10,123     26,197            -      2,991      42,651 Apollo Group, Inc., Class       255,911     775,624   2,007,214
                                                                     A*
    10,620          -          -            -      9,511      20,131 H&R Block, Inc.                 241,286           -           -
         -      7,439     19,254            -   (26,693)           - ITT Educational Services,             -     706,556   1,828,745
                                                                     Inc.*
         -      2,745      7,103            -    (9,848)           - Strayer Education, Inc.               -     588,556   1,522,954
                                                                                                     497,197   2,070,736   5,358,913
  Diversified Financial Services
                         (4.1%):
     7,004          -          -            -      6,273      13,277 American Capital, Ltd.           22,693           -           -
   152,522     44,817          -            -    136,599     333,938 Bank of America Corp.         2,147,510     631,023           -
    12,295          -          -            -     11,011      23,306 Capital One Financial           392,088           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------
            -      605,776    1,282,165
            -      116,191      245,926
            -      721,967    1,528,091

            -      109,845      232,494
            -       70,453      149,118
            -      126,986      268,774
            -       91,091      192,800
            -    (881,297)            -
            -       70,447      149,106
            -    (412,476)      992,291

            -      169,131      357,977


            -      229,195    3,267,944

            -      216,096      457,382
            -  (2,535,301)            -

            -  (2,111,510)            -
            -  (4,201,520)    3,725,326


            -       20,324       43,017
            -    1,923,317    4,701,850
            -      351,155      743,243

                                       272
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Corp.
     8,897          -          -            -      7,968      16,865 CIT Group, Inc.                  40,392           -           -
   171,454          -          -            -    153,555     325,009 Citigroup, Inc.               1,150,456           -           -
     2,104          -          -            -      1,884       3,988 CME Group, Inc.                 437,863           -           -
    14,979          -          -            -     13,415      28,394 Discover Financial              142,750           -           -
                                                                     Services
     7,911          -          -            -      7,085      14,996 HCP, Inc.                       219,689           -           -
         -     52,256          -            -   (52,256)           - ING Groep NV, ADR                     -     580,042           -
     2,260          -          -            -      2,024       4,284 Intercontinental Exchange,      186,314           -           -
                                                                     Inc.*
   117,512          -          -            -    105,244     222,756 JP Morgan Chase & Co.         3,705,153           -           -
     5,509          -          -            -      4,934      10,443 Leucadia National Corp.*        109,078           -           -
     6,056          -          -            -      5,424      11,480 Moody's Corp.                   121,665           -           -
     4,236          -          -            -      3,794       8,030 NASDAQ Stock Market, Inc.*      104,672           -           -
     8,299          -          -            -      7,433      15,732 NYSE Euronext                   227,227           -           -
                                                                                                   9,007,550   1,211,065           -
       Diversified Telecommunication Services
                                      (3.9%):
   185,558          -          -            -    166,186     351,744 AT&T, Inc.                    5,288,403           -           -
         -    335,219          -            -  (335,219)           - BT Group plc.                         -     658,474           -
     3,338          -          -            -      2,990       6,328 CenturyTel, Inc.                 91,228           -           -
         -     28,556          -            -   (28,556)           - Deutsche Telekom AG, ADR .            -     436,907           -
     4,442          -          -            -      3,978       8,420 Embarq Corp.                    159,734           -           -
    11,103          -          -            -      9,944      21,047 Frontier Communications          97,040           -           -
                                                                     Corp.
         -     17,529          -            -   (17,529)           - Nippon Telegraph &                    -     476,613           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

            -       36,175       76,567
            -    1,030,352    2,180,808
            -      392,151      830,014
            -      127,847      270,597

            -      196,754      416,443
            -    (580,042)            -
            -      166,863      353,177

            -    3,318,346    7,023,499
            -       97,691      206,769
            -      108,964      230,629
            -       93,745      198,417
            -      203,505      430,732
            -    7,487,147   17,705,762


            -    4,736,310   10,024,713
            -    (658,474)            -
            -       81,704      172,932
            -    (436,907)            -
            -      143,058      302,792
            -       86,909      183,949

            -    (476,613)            -

                                       273
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Telephone Corp. ADR
                                                                     Qwest Communications
    45,788          -          -            -     41,008      86,796 International, Inc.             166,668           -           -
         -     29,915          -            -   (29,915)           - Telecom Italia SPA, ADR               -     486,119           -
    89,424          -          -            -     80,088     169,512 Verizon Communications,       3,031,474           -           -
                                                                     Inc.
    13,702          -          -            -     12,272      25,974 Windstream Corp.                126,058           -           -
                                                                                                   8,960,605   2,058,113           -
   Electric Utilities
              (3.2%):
     5,287          -          -            -      4,735      10,022 Allegheny Energy, Inc.          179,018           -           -
    12,672          -          -            -     11,349      24,021 American Electric Power         421,724           -           -
                                                                     Co., Inc.
    39,768          -          -            -     35,616      75,384 Duke Energy Corp.               596,918           -           -
    15,797          -          -            -     14,148      29,945 Dynegy, Inc.* .                  31,594           -           -
    10,222          -          -            -      9,155      19,377 Edison International            328,330           -           -
     5,948          -          -            -      5,327      11,275 Entergy Corp.                   494,457           -           -
    20,699          -          -            -     18,538      39,237 Exelon Corp.                  1,151,071           -           -
     9,575          -          -            -      8,575      18,150 FirstEnergy Corp.               465,153           -           -
    12,848          -          -            -     11,507      24,355 FPL Group, Inc.                 646,640           -           -
         -     43,675          -            -   (43,675)           - Korea Electric Power                  -     507,067           -
                                                                     Corp., ADR *
     6,739          -          -            -      6,035      12,774 Pepco Holdings, Inc.            119,685           -           -
     3,137     17,592     45,529            -      2,810      69,068 Pinnacle West Capital           100,792     565,231   1,462,847
                                                                     Corp.
    11,771          -          -            -     10,542      22,313 PPL Corp.                       361,252           -           -
     8,255          -          -            -      7,393      15,648 Progress Energy, Inc.           328,962           -           -
    24,362          -          -            -     21,819      46,181 Southern Co.                    901,394           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

            -      149,268      315,936
            -    (486,119)            -
            -    2,714,997    5,746,471

            -      112,898      238,956
            -    5,967,032   16,985,750


            -      160,329      339,347
            -      377,697      799,421

            -      534,602    1,131,520
            -       28,296       59,890
            -      294,053      622,383
            -      442,837      937,294
            -    1,030,903    2,181,974
            -      416,592      881,745
            -      579,133    1,225,773
            -    (507,067)            -

            -      107,190      226,875
            -       90,270    2,219,140

            -      323,538      684,790
            -      294,619      623,581
            -      807,291    1,708,685

                                       274
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
     3,653          -          -            -      3,272       6,925 Wisconsin Energy Corp.          153,353           -           -
                                                                                                   6,280,343   1,072,298   1,462,847
    Electrical Equipment (0.5%):
                                                                     Cooper Industries, Ltd.,
     5,416          -          -            -      4,851      10,267 Class A                         158,310           -           -
    24,125          -          -            -     21,606      45,731 Emerson Electric Co.            883,216           -           -
         -      8,882          -            -    (8,882)           - Hitachi, Ltd., SP ADR                 -     347,641           -
     4,417          -          -            -      3,956       8,373 Rockwell International          142,404           -           -
                                                                     Corp.
                                                                                                   1,183,930     347,641           -
   Electronic Equipment & Instruments (0.3%):
    10,941          -          -            -      9,799      20,740 Agilent Technologies,           171,008           -           -
                                                                     Inc.*
     5,484          -          -            -      4,911      10,395 Amphenol Corp., Class A         131,506           -           -
     4,295          -          -            -      3,847       8,142 FLIR Systems, Inc.*             131,770           -           -
     7,577          -          -            -      6,786      14,363 Jabil Circuit, Inc.              51,145           -           -
     5,040          -          -            -      4,514       9,554 Molex, Inc.                      73,030           -           -
    14,337          -          -            -     12,840      27,177 Tyco Electronics, Ltd.          232,403           -           -
                                                                                                     790,862           -           -
     Energy Equipment & Services
                         (1.5%):
     9,648          -          -            -      8,641      18,289 Baker Hughes, Inc.              309,411           -           -
     9,087          -          -            -      8,138      17,225 BJ Services Co.                 106,045           -           -
     6,854          -          -            -      6,138      12,992 Cameron International           140,507           -           -
                                                                     Corp.*
     4,423          -          -            -      3,961       8,384 ENSCO International, Inc.       125,569           -           -
     8,857          -          -            -      7,932      16,789 Nabors Industries, Ltd.*        106,018           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

            -      137,343      290,696
            -    5,117,627   13,933,115


            -      141,783      300,093
            -      791,011    1,674,227
            -    (347,641)            -
            -      127,537      269,941

            -      712,690    2,244,261

            -      153,155      324,163

            -      117,777      249,283
            -      118,014      249,784
            -       45,806       96,951
            -       65,406      138,436
            -      208,141      440,544
            -      708,298    1,499,160


            -      277,109      586,520
            -       94,974      201,019
            -      125,838      266,345

            -      112,460      238,029
            -       94,950      200,968

                                       275
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
    13,094          -          -            -     11,727      24,821 National-Oilwell Varco,         320,017           -           -
                                                                     Inc.*
     8,257          -          -            -      7,395      15,652 Noble Corp.                     182,150           -           -
     4,051          -          -            -      3,628       7,679 Rowan Cos., Inc.                 64,411           -           -
    37,644          -          -            -     33,714      71,358 Schlumberger, Ltd.            1,593,471           -           -
     6,839          -          -            -      6,125      12,964 Smith International, Inc.       156,545           -           -
    21,337          -          -            -     19,109      40,446 Weatherford International,      230,866           -           -
                                                                     Ltd.*
                                                                                                   3,335,010           -           -
        Food & Staples Retailing
                         (4.2%):
    13,572          -          -            -     12,155      25,727 Costco Wholesale Corp.          712,530           -           -
    45,191          -          -            -     40,473      85,664 CVS Caremark Corp.            1,298,789           -           -
    20,503          -          -            -     18,363      38,866 Kroger Co.                      541,484           -           -
         -      2,426      6,280            -    (8,706)           - Nash Finch Co.                        -     108,903     281,909
    13,450          -          -            -     12,046      25,496 Safeway, Inc.                   319,707           -           -
         -      4,397     11,379            -   (15,776)           - Spartan Stores, Inc.                  -     102,230     264,562
     6,579          -          -            -      5,892      12,471 Supervalu, Inc.                  96,053           -           -
    18,816          -          -            -     16,852      35,668 SYSCO Corp.                     431,639           -           -
    70,396     13,723     35,514            -     63,047     182,680 Wal-Mart Stores, Inc.         3,946,400     769,312   1,990,915
    31,125          -          -            -     27,876      59,001 Walgreen Co.                    767,854           -           -
     5,047          -          -            -      4,520       9,567 Whole Foods Market, Inc.         47,644           -           -
                                                                                                   8,162,100     980,445   2,537,386
        Food Products
              (1.9%):
    20,160          -          -            -     18,055      38,215 Archer-Daniels Midland Co.      581,213           -           -
     6,439          -          -            -      5,767      12,206 Campbell Soup Co.               193,234           -           -
    14,006          -          -            -     12,544      26,550 ConAgra Foods, Inc.             231,099           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

            -      286,608      606,625

            -      163,134      345,284
            -       57,687      122,098
            -    1,427,117    3,020,588
            -      140,202      296,747
            -      206,764      437,630

            -    2,986,845    6,321,855


            -      638,144    1,350,674
            -    1,163,199    2,461,988
            -      484,955    1,026,439
            -    (390,812)            -
            -      286,331      606,038
            -    (366,792)            -
            -       86,025      182,078
            -      386,577      818,216
            -    3,534,408   10,241,035
            -      687,692    1,455,546
            -       42,670       90,314
            -    6,552,398   18,232,329


            -      520,536    1,101,749
            -      173,061      366,295
            -      206,973      438,072

                                       276
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
     5,131          -          -            -      4,595       9,726 Dean Foods Co.*                  92,204           -           -
         -     18,517     47,920            -   (66,437)           - Flowers Foods, Inc.                   -     451,074   1,167,331
    10,504          -          -            -      9,407      19,911 General Mills, Inc.             638,118           -           -
     9,871          -          -            -      8,840      18,711 H.J. Heinz Co.                  371,150           -           -
     5,189          -          -            -      4,647       9,836 Hershey Co.                     180,266           -           -
     3,702          -          -            -      3,316       7,018 J.M. Smucker Co. (The)          160,519           -           -
     7,906          -          -            -      7,081      14,987 Kellogg Co.                     346,678           -           -
    46,224          -          -            -     41,398      87,622 Kraft Foods, Inc.             1,241,114           -           -
     4,056          -          -            -      3,633       7,689 McCormick & Co.                 129,224           -           -
    22,137          -          -            -     19,826      41,963 Sara Lee Corp.                  216,721           -           -
         -      6,003     15,535            -   (21,538)           - Treehouse Foods, Inc.*                -     163,522     423,174
    10,072          -          -            -      9,021      19,093 Tyson Foods, Inc., Class A       88,231           -           -
                                                                                                   4,469,771     614,596   1,590,505
        Gas Utilities
              (0.3%):
     4,084          -          -            -      3,658       7,742 Equitable Resources, Inc.       137,018           -           -
         -     15,615          -            -   (15,615)           - Laclede Group, Inc. (The)             -     731,406           -
     1,621          -          -            -      1,452       3,073 NICOR, Inc.                      56,314           -           -
     5,416          -          -            -      4,851      10,267 Noble Energy, Inc.              266,575           -           -
         -     49,895          -            -   (49,895)           - Piedmont Natural Gas Co.,             -   1,580,175           -
                                                                     Inc.
     5,424          -          -            -      4,858      10,282 Questar Corp.                   177,311           -           -
                                                                                                     637,218   2,311,581           -
     Health Care Equipment & Supplies (2.3%):
     3,109          -          -            -      2,784       5,893 Bard (C.R.), Inc.               261,965           -           -
    19,509          -          -            -     17,472      36,981 Baxter International, Inc.    1,045,487           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

            -       82,578      174,782
            -  (1,618,405)            -
            -      571,500    1,209,618
            -      332,403      703,553
            -      161,447      341,713
            -      143,761      304,280
            -      310,486      657,164
            -    1,111,545    2,352,659
            -      115,733      244,957
            -      194,096      410,817
            -    (586,696)            -
            -       79,020      167,251
            -    1,798,040    8,472,912


            -      122,714      259,732
            -    (731,406)            -
            -       50,435      106,749
            -      238,745      505,320
            -  (1,580,175)            -

            -      158,800      336,111
            -  (1,740,887)    1,207,912

            -      234,617      496,582
            -      936,341    1,981,828

                                       277
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
     7,639          -          -            -      6,842      14,481 Becton Dickinson & Co.          522,431           -           -
    47,126          -          -            -     42,206      89,332 Boston Scientific Corp.*        364,755           -           -
         -     11,059     28,619            -   (39,678)           - CryoLife, Inc.*                       -     107,383     277,890
    15,825          -          -            -     14,173      29,998 Covidien, Ltd.                  573,498           -           -
     4,647          -          -            -      4,162       8,809 DENTSPLY International,         131,231           -           -
                                                                     Inc.
         -      4,327     11,197            -   (15,524)           - Greatbatch, Inc.*                     -     114,493     296,273
     4,980          -          -            -      4,460       9,440 Hospira, Inc.*                  133,564           -           -
     1,222          -          -            -      1,094       2,316 Intuitive Surgical, Inc.*       155,182           -           -
    35,179          -          -            -     31,506      66,685 Medtronic, Inc.               1,105,324           -           -
         -     11,351     29,377            -   (40,728)           - STERIS Corp.                          -     271,175     701,816
    10,802          -          -            -      9,674      20,476 St. Jude Medical, Inc.*         356,034           -           -
     7,598          -          -            -      6,805      14,403 Stryker Corp.                   303,540           -           -
     3,878          -          -            -      3,473       7,351 Varian Medical Systems,         135,885           -           -
                                                                     Inc.*
     7,042          -          -            -      6,307      13,349 Zimmer Holdings, Inc.*          284,638           -           -
                                                                                                   5,373,534     493,051   1,275,979
     Health Care Providers & Services (2.0%):
    14,480          -          -            -     12,968      27,448 Aetna, Inc.                     412,680           -           -
     4,885          -          -            -      4,375       9,260 Amerisource Bergen Corp.        174,199           -           -
    11,290          -          -            -     10,111      21,401 Cardinal Health, Inc.           389,166           -           -
     8,583          -          -            -      7,687      16,270 CIGNA Corp.                     144,624           -           -
     5,330          -          -            -      4,774      10,104 Coventry Health Care,            79,310           -           -
                                                                     Inc.*
     3,244          -          -            -      2,905       6,149 DaVita, Inc.*                   160,805           -           -
     7,773          -          -            -      6,962      14,735 Express Scripts, Inc.*          427,360           -           -
         -     18,875          -            -   (18,875)           - Gentiva Health Services,              -     552,283           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

            -      467,891      990,322
            -      326,676      691,431
            -    (385,273)            -
            -      513,627    1,087,125
            -      117,531      248,762

            -    (410,766)            -
            -      119,620      253,184
            -      138,981      294,163
            -      989,932    2,095,256
            -    (972,991)            -
            -      318,865      674,899
            -      271,851      575,391
            -      121,699      257,584

            -      254,923      539,561
            -    3,043,523   10,186,087

            -      369,597      782,277
            -      156,013      330,212
            -      348,538      737,704
            -      129,526      274,150
            -       71,030      150,340

            -      144,017      304,822
            -      382,745      810,105
            -    (552,283)            -


                                       278
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Inc.*
     5,282          -          -            -      4,731      10,013 Humana, Inc.*                   196,913           -           -
                                                                     Laboratory Corp. of
                                                                     America
     3,382          -          -            -      3,029       6,411 Holdings*                       217,835           -           -
     8,658          -          -            -      7,754      16,412 McKesson HBOC, Inc.             335,324           -           -
     3,269          -          -            -      2,928       6,197 Patterson Companies, Inc.*       61,294           -           -
     4,966          -          -            -      4,448       9,414 Quest Diagnostics, Inc.         257,785           -           -
     9,154          -          -            -      8,198      17,352 Tenet Healthcare Corp.*          10,527           -           -
    37,995          -          -            -     34,028      72,023 UnitedHealth Group, Inc.      1,010,667           -           -
    16,004          -          -            -     14,333      30,337 WellPoint, Inc.*                674,248           -           -
                                                                                                   4,552,737     552,283           -
  Health Care Technology (0.0%):
         -      3,701      9,581            -   (13,282)           - Computer Programs &                   -      99,187     256,771
                                                                     Systems, Inc.
     6,060          -          -            -      5,427      11,487 IMS Health, Inc.                 91,870           -           -
                                                                                                      91,870      99,187     256,771
   Hotels, Restaurants & Leisure
                         (2.3%):
    13,712          -          -            -     12,281      25,993 Carnival Corp.                  333,476           -           -
     4,325          -          -            -      3,873       8,198 Darden Restaurants, Inc.        121,878           -           -
         -    257,463          -            -  (257,463)           - Ladbrokes plc                         -     688,399           -
                                                                     Marriott International,
                                                                     Inc.,
     9,170          -          -            -      8,213      17,383 Class A                         178,356           -           -
    35,083     13,437     34,771            -     31,420     114,711 McDonald's Corp.              2,181,812     835,647   2,162,408
         -      5,635     14,583            -   (20,218)           - Panera Bread Co., Class A*            -     294,372     761,816
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

            -      176,356      373,269


            -      195,094      412,929
            -      300,317      635,641
            -       54,895      116,189
            -      230,873      488,658
            -        9,428       19,955
            -      905,156    1,915,823
            -      603,859    1,278,107
            -    3,525,162    8,630,182

            -    (355,958)            -

            -       82,279      174,149
            -    (273,679)      174,149


            -      298,662      632,138
            -      109,154      231,032
            -    (688,399)            -


            -      159,736      338,092
            -    1,954,037    7,133,904
            -  (1,056,188)            -

                                       279
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
    23,035          -          -            -     20,630      43,665 Starbucks Corp.*                217,911           -           -
                                                                     Starwood Hotels & Resorts
     5,689          -          -            -      5,095      10,784 Worldwide, Inc.                 101,833           -           -
     5,532          -          -            -      4,954      10,486 Wyndham Worldwide Corp.          36,235           -           -
     2,053          -          -            -      1,839       3,892 Wynn Resorts, Ltd.*              86,760           -           -
    14,528          -          -            -     13,011      27,539 Yum! Brands, Inc.               457,632           -           -
                                                                                                   3,715,893   1,818,418   2,924,224
      Household Durables (0.4%):
     2,002          -          -            -      1,793       3,795 Black & Decker Corp.             83,704           -           -
     9,857          -          -            -      8,828      18,685 D. R. Horton, Inc.               69,689           -           -
     4,691          -          -            -      4,201       8,892 Fortune Brands, Inc.            193,644           -           -
     1,832          -          -            -      1,641       3,473 Harman International             30,649           -           -
                                                                     Industries, Inc.
     2,349          -          -            -      2,104       4,453 KB Home                          31,993           -           -
     5,210          -          -            -      4,666       9,876 Leggett & Platt, Inc.            79,140           -           -
     4,396          -          -            -      3,937       8,333 Lennar Corp.                     38,113           -           -
     9,884          -          -            -      8,852      18,736 Newell Rubbermaid, Inc.          96,666           -           -
     1,916          -          -            -      1,716       3,632 Snap-On, Inc.                    75,452           -           -
         -     20,408          -            -   (20,408)           - Sony Corp., SP ADR                    -     446,323           -
     2,627          -          -            -      2,353       4,980 Stanley Works (The)              89,581           -           -
     2,285          -          -            -      2,046       4,331 Whirlpool Corp.                  94,485           -           -
                                                                                                     883,116     446,323           -
      Household Products (3.4%):
     4,347          -          -            -      3,893       8,240 Clorox Co. (The) .              241,520           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

            -      195,162      413,073

            -       91,202      193,035
            -       32,452       68,687
            -       77,703      164,463
            -      409,857      867,489
            -    1,583,378   10,041,913

            -       74,966      158,670
            -       62,414      132,103
            -      173,428      367,072
            -       27,449       58,098

            -       28,653       60,646
            -       70,878      150,018
            -       34,134       72,247
            -       86,574      183,240
            -       67,575      143,027
            -    (446,323)            -
            -       80,229      169,810
            -       84,621      179,106
            -      344,598    1,674,037

            -      216,306      457,826

                                       280
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
    15,878          -          -            -     14,220      30,098 Colgate-Palmolive Co.         1,088,278           -           -
    13,008          -          -            -     11,650      24,658 Kimberly-Clark Corp.            686,042           -           -
    94,015          -          -            -     84,200     178,215 Procter & Gamble Co.          5,812,007           -           -
                                                                                                   7,827,847           -           -
 Independent Power Producers & Energy Traders
                                      (0.1%):
    21,037          -          -            -     18,841      39,878 AES Corp. (The)*                173,345           -           -
     5,571          -          -            -      4,989      10,560 Constellation Energy            139,776           -           -
                                                                     Group, Inc.
                                                                                                     313,121           -           -
        Industrial Conglomerates
                         (3.6%):
    21,804          -          -            -     19,528      41,332 3M Co.                        1,254,602           -           -
         -    972,000          -            -  (972,000)           - Citic Pacific, Ltd.                   -   1,059,134           -
   330,725     42,713          -            -    296,198     669,636 General Electric Co.          5,357,745     691,951           -
     7,498     33,311     86,205            -      6,715     133,729 Textron, Inc.                   103,997     462,023   1,195,663
    14,838          -          -            -     13,289      28,127 Tyco International, Ltd.        320,501           -           -
                                                                                                   7,036,845   2,213,108   1,195,663
    Insurance (2.9%):
         -     89,420          -            -   (89,420)           - AEGON NV                              -     540,991           -
    14,654          -          -            -     13,124      27,778 AFLAC, Inc.                     671,739           -           -
    16,842          -          -            -     15,084      31,926 Allstate Corp. (The)            551,744           -           -
    77,510          -          -            -     69,418     146,928 American International          121,691           -           -
                                                                     Group, Inc.
     8,470          -          -            -      7,586      16,056 Aon Corp.                       386,910           -           -
     3,662          -          -            -      3,280       6,942 Assurant, Inc.                  109,860           -           -
         -     23,803          -            -   (23,803)           - Axa, ADR                              -     534,853           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

            -      974,665    2,062,943
            -      614,421    1,300,463
            -    5,205,251   11,017,258
            -    7,010,644   14,838,491


            -      155,248      328,593
            -      125,184      264,960

            -      280,432      593,553


            -    1,123,625    2,378,227
            -  (1,059,134)            -
            -    4,798,413   10,848,109
            -       93,140    1,854,823
            -      287,042      607,543
            -    5,243,086   15,688,702

            -    (540,991)            -
            -      601,611    1,273,350
            -      494,144    1,045,888
            -      108,987      230,678

            -      346,518      733,428
            -       98,391      208,251
            -    (534,853)            -

                                       281
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
    11,179          -          -            -     10,012      21,191 Chubb Corp. (The)               570,129           -           -
     5,072          -          -            -      4,542       9,614 Cincinnati Financial Corp.      147,443           -           -
    15,582          -          -            -     13,955      29,537 Genworth Financial, Inc.         44,097           -           -
                                                                     Hartford Financial
                                                                     Services
     9,414          -          -            -      8,431      17,845 Group, Inc.                     154,578           -           -
     7,992          -          -            -      7,158      15,150 Lincoln National Corp.          150,569           -           -
    11,356          -          -            -     10,170      21,526 Loews Corp.                     320,807           -           -
    16,139          -          -            -     14,454      30,593 Marsh & McLennan Cos.,          391,693           -           -
                                                                     Inc.
     6,343          -          -            -      5,681      12,024 MBIA, Inc.*                      25,816           -           -
    24,959          -          -            -     22,353      47,312 MetLife, Inc.                   870,071           -           -
     8,111          -          -            -      7,264      15,375 Principal Financial Group,      183,065           -           -
                                                                     Inc.
    21,194          -          -            -     18,981      40,175 Progressive Corp. (The)         313,883           -           -
    13,312          -          -            -     11,922      25,234 Prudential Financial, Inc.      402,821           -           -
     2,650          -          -            -      2,373       5,023 Torchmark Corp.                 118,455           -           -
    18,383          -          -            -     16,464      34,847 Travelers Cos., Inc. (The)      830,912           -           -
                                                                     .
    10,361          -          -            -      9,279      19,640 UnumProvident Corp.             192,715           -           -
    10,304          -          -            -      9,228      19,532 XL Capital, Ltd., Class A        38,125           -           -
                                                                                                   6,597,123   1,075,844           -
       Internet & Catalog Retail
                         (0.3%):
    10,106          -          -            -      9,051      19,157 Amazon.com, Inc.*               518,236           -           -
     7,512          -          -            -      6,728      14,240 Expedia, Inc.*                   61,899           -           -
                                                                                                     580,135           -           -
    Internet Software & Services
                         (1.5%):
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

            -      510,609    1,080,738
            -      132,050      279,493
            -       39,493       83,590


            -      138,441      293,019
            -      134,850      285,419
            -      287,316      608,123
            -      350,801      742,494

            -       23,121       48,937
            -      779,238    1,649,309
            -      163,954      347,019

            -      281,115      594,998
            -      360,768      763,589
            -      106,089      224,544
            -      744,167    1,575,079

            -      172,596      365,311
            -       34,145       72,270
            -    4,832,559   12,505,526


            -      464,134      982,370
            -       55,437      117,336
            -      519,571    1,099,706

                                       282
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
     5,636          -          -            -      5,048      10,684 Akamai Technologies, Inc.*       85,047           -           -
    33,696          -          -            -     30,178      63,874 eBay, Inc.*                     470,396           -           -
     7,530          -          -            -      6,744      14,274 Google, Inc., Class A*        2,316,604           -           -
     6,047          -          -            -      5,416      11,463 VeriSign, Inc.*                 115,377           -           -
    43,604          -          -            -     39,052      82,656 Yahoo!, Inc.*                   531,969           -           -
                                                                                                   3,519,393           -           -
  IT Services (1.1%):
                                                                     Affiliated Computer
                                                                     Services,
     3,045          -          -            -      2,727       5,772 Inc., Class A*                  139,918           -           -
    15,965          -          -            -     14,298      30,263 Automatic Data Processing,      628,063           -           -
                                                                     Inc.
                                                                     Cognizant Technology                  -           -           -
                                                                     Solutions
     9,102          -          -            -      8,152      17,254 Corp., Class A*                 164,382           -           -
     4,735          -          -            -      4,241       8,976 Computer Sciences Corp.*        166,388           -           -
     4,122          -          -            -      3,692       7,814 Convergys Corp.*                 26,422           -           -
     1,682          -          -            -      1,506       3,188 Dun & Bradstreet Corp.          129,850           -           -
                                                                     Fidelity National
                                                                     Information
     5,907          -          -            -      5,290      11,197 Services, Inc.                   96,107           -           -
     5,010          -          -            -      4,487       9,497 Fiserv, Inc.*                   182,214           -           -
         -    686,242          -            -  (686,242)           - LogicaCMG plc .                       -     685,204           -
         -     18,376     10,672            -   (29,048)           - ManTech International                 -     995,796     578,316
                                                                     Corp., Class A *
     2,270          -          -            -      2,033       4,303 MasterCard, Inc., Class A       324,451           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------



            -       76,168      161,215
            -      421,288      891,684
            -    2,074,758    4,391,362
            -      103,332      218,709
            -      476,433    1,008,402
            -    3,151,979    6,671,372



            -      125,311      265,229
            -      562,495    1,190,558

            -                         -

            -      147,221      311,603
            -      149,018      315,406
            -       23,664       50,086
            -      116,294      246,144


            -       86,074      182,181
            -      163,191      345,405
            -    (685,204)            -
            -  (1,574,112)            -

            -      290,579      615,030

                                       283
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
    10,066          -          -            -      9,015      19,081 Paychex, Inc.                   264,534           -           -
     7,019          -          -            -      6,286      13,305 Total System Services,           98,266           -           -
                                                                     Inc.
    22,450          -          -            -     20,106      42,556 Western Union Co.               321,933           -           -
                                                                                                   2,542,528   1,681,000     578,316
    Leisure Equipment & Products
                         (0.2%):
     9,628          -          -            -      8,623      18,251 Eastman Kodak Co.                63,352           -           -
     3,860          -          -            -      3,457       7,317 Hasbro, Inc.                    112,596           -           -
    11,213          -          -            -     10,042      21,255 Mattel, Inc.                    179,408           -           -
                                                                                                     355,356           -           -
  Life Sciences Tools & Services
                         (0.4%):
     5,382          -          -            -      4,820      10,202 Life Technologies Corp.*        125,455           -           -
         -     26,630          -            -   (26,630)           - Luminex Corp.*                        -     568,817           -
     1,970          -          -            -      1,764       3,734 Millipore Corp.*                101,494           -           -
     4,237          -          -            -      3,795       8,032 PerkinElmer, Inc.                58,937           -           -
    13,199          -          -            -     11,821      25,020 Thermo Fisher Scientific,       449,690           -           -
                                                                     Inc.
     3,062          -          -            -      2,742       5,804 Waters Corp.*                   112,222           -           -
                                                                                                     847,798     568,817           -
    Machinery (1.8%):
         -     37,046     95,872            -  (132,918)           - Briggs & Stratton Corp.               -     651,639   1,686,388
    18,971          -          -            -     16,990      35,961 Caterpillar, Inc.               847,435           -           -
     6,294          -          -            -      5,637      11,931 Cummins, Inc.                   168,239           -           -
     8,031          -          -            -      7,193      15,224 Danaher Corp.                   454,635           -           -
    13,417          -          -            -     12,016      25,433 Deere & Co.                     514,139           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

            -      236,917      501,451
            -       88,007      186,273

            -      288,324      610,257
            -       17,780    4,819,624


            -       56,738      120,090
            -      100,841      213,437
            -      160,678      340,086
            -      318,258      673,614


            -      112,358      237,813
            -    (568,817)            -
            -       90,898      192,392
            -       52,784      111,721
            -      402,744      852,434

            -      100,506      212,728
            -      190,473    1,607,088

            -  (2,338,027)            -
            -      758,965    1,606,400
            -      150,675      318,914
            -      407,172      861,807
            -      460,464      974,603

                                       284
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
     5,819          -          -            -      5,212      11,031 Dover Corp.                     191,561           -           -
     5,169          -          -            -      4,629       9,798 Eaton Corp.                     256,951           -           -
     1,757          -          -            -      1,574       3,331 Flowserve Corp.                  90,486           -           -
    12,361          -          -            -     11,071      23,432 Illinois Tool Works, Inc.       433,253           -           -
     9,969          -          -            -      8,928      18,897 Ingersoll Rand Co., Class       172,962           -           -
                                                                     A .
     5,692          -          -            -      5,098      10,790 ITT Industries, Inc.            261,775           -           -
     4,067          -          -            -      3,642       7,709 Manitowoc Co.                    35,220           -           -
    11,379          -          -            -     10,191      21,570 PACCAR, Inc.                    325,439           -           -
     3,672          -          -            -      3,289       6,961 Pall Corp.                      104,395           -           -
     5,046          -          -            -      4,519       9,565 Parker Hannifin Corp.           214,657           -           -
                                                                                                   4,071,147     651,639   1,686,388
        Media (3.2%):
    21,261          -          -            -     19,041      40,302 CBS Corp.                       174,128           -           -
    90,625          -          -            -     81,164     171,789 Comcast Corp., Class A        1,529,750           -           -
    17,147          -          -            -     15,357      32,504 DIRECTV Group, Inc. (The)*      392,838           -           -
     8,173          -          -            -      7,320      15,493 Gannett Co., Inc.                65,384           -           -
    17,065          -          -            -     15,283      32,348 Interpublic Group of Cos.,       67,577           -           -
                                                                     Inc. (The)*
         -  1,410,014          -            - (1,410,014)           - ITV plc                               -     808,241
     9,852          -          -            -      8,823      18,675 McGraw-Hill Cos., Inc.          228,468           -           -
                                                                     (The)
     1,227          -          -            -      1,099       2,326 Meredith Corp.                   20,540           -           -
     3,936     71,535    185,133            -      3,525     264,129 New York Times Co., Class        28,851     524,351   1,357,025
                                                                     A
    72,298          -          -            -     64,750     137,048 News Corp.                      657,189           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------
            -      171,563      363,124
            -      230,126      487,077
            -       81,040      171,526
            -      388,023      821,276
            -      154,905      327,867

            -      234,446      496,221
            -       31,543       66,763
            -      291,464      616,903
            -       93,496      197,891
            -      192,247      406,904
            -    1,308,105    7,717,279

            -      155,950      330,078
            -    1,370,049    2,899,799
            -      351,827      744,665
            -       58,558      123,942
            -       60,522      128,099

-            -    (808,241)            -
            -      204,617      433,085

            -       18,396       38,936
            -       25,839    1,936,066

            -      588,580    1,245,769

                                       285
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
     9,743          -          -            -      8,726      18,469 Omnicom Group, Inc.             262,282           -           -
                                                                     Scripps Networks
                                                                     Interactive,
     3,224          -          -            -      2,887       6,111 Class A                          70,928           -           -
   112,866          -          -            -    101,083     213,949 Time Warner, Inc.             1,135,432           -           -
    19,256          -          -            -     17,246      36,502 Viacom, Inc., Class B*          367,019           -           -
    58,244          -          -            -     52,164     110,408 Walt Disney Co. (The)         1,321,556           -           -
                                                                     Washington Post Co. (The),            -           -           -
       200          -          -            -        179         379 Class B                          78,050           -           -
                                                                                                   6,399,992   1,332,592   1,357,025
      Metals & Mining
              (1.0%):
     3,496          -          -            -      3,131       6,627 AK Steel Holding Corp.           32,582           -           -
    25,092     65,984          -            -     22,472     113,548 Alcoa, Inc.                     282,536     742,980           -
     3,211          -          -            -      2,876       6,087 Allegheny Technologies,          81,977           -           -
                                                                     Inc.
         -     16,284          -            -   (16,284)           - ArcelorMittal, Class A                -     400,424           -
         -     26,019     15,111            -   (41,130)           - Compass Minerals                      -   1,526,274     886,411
                                                                     International, Inc.
                                                                     Freeport-McMoRan Copper &
    11,843          -          -            -     10,607      22,450 Gold, Inc., Class A             289,443           -           -
    14,277          -          -            -     12,787      27,064 Newmont Mining Corp.            581,074           -           -
     9,861          -          -            -      8,832      18,693 Nucor Corp.                     455,578           -           -
         -      6,988          -            -    (6,988)           - POSCO, ADR                            -     525,847           -
     2,879          -          -            -      2,578       5,457 Titanium Metals Corp.            25,364           -           -
     3,629          -          -            -      3,250       6,879 United States Steel Corp.       134,999           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------
            -      234,901      497,183


            -       63,523      134,451
            -    1,016,896    2,152,328
            -      328,703      695,722
            -    1,183,590    2,505,146
            -
            -       69,902      147,952
            -    4,923,611   14,013,220


            -       29,181       61,763
            -      253,040    1,278,556
            -       73,419      155,396

            -    (400,424)            -
            -  (2,412,685)            -


            -      259,226      548,669
            -      520,412    1,101,486
            -      408,017      863,595
            -    (525,847)            -
            -       22,716       48,080
            -      120,906      255,905

                                       286
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   1,883,553   3,195,525     886,411
      Multi0Utilities
              (2.4%):
     6,622          -          -            -      5,931      12,553 Ameren Corp.                    220,248           -           -
    10,740          -          -            -      9,619      20,359 Centerpoint Energy, Inc.        135,539           -           -
     7,548          -          -            -      6,760      14,308 CMS Energy Corp.                 76,235           -           -
     8,586          -          -            -      7,690      16,276 Consolidated Edison, Inc.       334,253           -           -
    18,274          -          -            -     16,366      34,640 Dominion Resources, Inc.        654,940           -           -
     5,100          -          -            -      4,568       9,668 DTE Energy Co.                  181,917           -           -
     2,378          -          -            -      2,130       4,508 Integrys Energy Group,          102,206           -           -
                                                                     Inc.
     8,525     43,841    113,458            -      7,635     173,459 NiSource, Inc.                   93,519     480,936   1,244,634
    11,337          -          -            -     10,153      21,490 PG&E Corp.                      438,855           -           -
    15,896          -          -            -     14,237      30,133 Public Service Enterprise       463,686           -           -
                                                                     Group, Inc.
     3,643     15,277     39,534            -      3,263      61,717 SCANA Corp.                     129,691     543,861   1,407,411
     7,644          -          -            -      6,846      14,490 Sempra Energy                   325,864           -           -
     7,093          -          -            -      6,353      13,446 TECO Energy, Inc.                87,599           -           -
         -     16,076          -            -   (16,076)           - Veolia Environnement, ADR             -     509,770           -
    14,076          -          -            -     12,607      26,683 Xcel Energy, Inc.               261,110           -           -
                                                                                                   3,505,662   1,534,567   2,652,045
     Multiline Retail
              (1.3%):
     2,558          -          -            -      2,291       4,849 Big Lots, Inc.*                  37,065           -           -
         -     17,872     46,250            -   (64,122)           - Dollar Tree, Inc.*                    -     747,050   1,933,250
     4,352     26,929     69,690            -      3,898     104,869 Family Dollar Stores, Inc.      113,457     702,039   1,816,818
     6,933          -          -            -      6,209      13,142 J.C. Penney Co., Inc.           136,580           -           -
     9,562          -          -            -      8,564      18,126 Kohl's Corp.*                   346,144           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------
            -  (1,652,040)    4,313,449


            -      197,255      417,503
            -      121,389      256,928
            -       68,276      144,511
            -      299,358      633,611
            -      586,566    1,241,506
            -      162,925      344,842
            -       91,536      193,742

            -       83,756    1,902,845
            -      393,040      831,895
            -      415,279      878,965

            -      116,152    2,197,115
            -      291,845      617,709
            -       78,454      166,053
            -    (509,770)            -
            -      233,851      494,961
            -    2,629,912   10,322,186


            -       33,196       70,261
            -  (2,680,300)            -
            -      101,612    2,733,926
            -      122,321      258,901
            -      310,008      656,152

                                       287
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
    13,116          -          -            -     11,747      24,863 Macy's, Inc.                    135,751           -           -
     5,704          -          -            -      5,109      10,813 Nordstrom, Inc.                  75,920           -           -
     1,857          -          -            -      1,663       3,520 Sears Holdings Corp.*            72,182           -           -
    23,673          -          -            -     21,202      44,875 Target Corp.                    817,429           -           -
                                                                                                   1,734,528   1,449,089   3,750,068
   Office Electronics
              (0.1%):
    27,104          -          -            -     24,274      51,378 Xerox Corp.                     216,019           -           -
     Oil, Gas & Consumable Fuels
                        (12.7%):
    14,426          -          -            -     12,920      27,346 Anadarko Petroleum Corp.        556,122           -           -
    10,523          -          -            -      9,424      19,947 Apache Corp.                    784,279           -           -
                                                                     Cabot Oil & Gas Corp.,
     3,444          -          -            -      3,084       6,528 Class A                          89,544           -           -
    16,956          -          -            -     15,186      32,142 Chesapeake Energy Corp.         274,179           -           -
    63,974          -          -            -     57,295     121,269 ChevronTexaco Corp.           4,732,157           -           -
         -      7,414          -            -    (7,414)           - Clayton Williams Energy,              -     336,892           -
                                                                     Inc.*
    46,929          -          -            -     42,030      88,959 ConocoPhillips                2,430,922           -           -
     5,664          -          -            -      5,073      10,737 Consol Energy, Inc.             161,877           -           -
    13,896          -          -            -     12,445      26,341 Devon Energy Corp.              913,106           -           -
    21,920          -          -            -     19,632      41,552 El Paso Corp.                   171,634           -           -
     7,842          -          -            -      7,023      14,865 EOG Resources, Inc.             522,120           -           -
   160,189          -          -            -    143,466     303,655 Exxon Mobil Corp.            12,787,888           -           -
         -     23,510          -            -   (23,510)           - Goodrich Petroleum Corp.*             -     704,124           -
    28,080          -          -            -     25,149      53,229 Halliburton Co.                 510,494           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------
            -      121,579      257,330
            -       67,994      143,914
            -       64,646      136,828
            -      732,092    1,549,521
            -  (1,126,851)    5,806,834


            -      193,467      409,486


            -      498,065    1,054,187
            -      702,403    1,486,682

            -       80,196      169,740
            -      245,556      519,735
            -    4,238,134    8,970,291
            -    (336,892)            -

            -    2,177,141    4,608,063
            -      144,978      306,855
            -      817,781    1,730,887
            -      153,716      325,350
            -      467,612      989,732
            -   11,452,872   24,240,760
            -    (704,124)            -
            -      457,200      967,694

                                       288
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
     8,911          -          -            -      7,981      16,892 Hess Corp.                      477,986           -           -
    22,176          -          -            -     19,861      42,037 Marathon Oil Corp.              606,735           -           -
     2,655          -          -            -      2,378       5,033 Massey Energy Co.                36,613           -           -
     5,971          -          -            -      5,348      11,319 Murphy Oil Corp.                264,814           -           -
    25,486          -          -            -     22,825      48,311 Occidental Petroleum Corp.    1,528,905           -           -
     8,344          -          -            -      7,473      15,817 Peabody Energy Corp.            189,826           -           -
         -     17,477          -            -   (17,477)           - Petro-Canada                          -     382,572           -
     4,215          -          -            -      3,775       7,990 Pioneer Natural Resources        68,199           -           -
                                                                     Co.
     4,856          -          -            -      4,349       9,205 Range Resources Corp.           166,998           -           -
         -     21,279          -            -   (21,279)           - Repsol YPF SA, ADR                    -     457,711           -
    10,772          -          -            -      9,647      20,419 Southwestern Energy Co.*        312,065           -           -
    19,167          -          -            -     17,166      36,333 Spectra Energy Corp.            301,689           -           -
     3,653          -          -            -      3,272       6,925 Sunoco, Inc.                    158,759           -           -
     4,973          -          -            -      4,454       9,427 Tesoro Petroleum Corp.           65,494           -           -
    16,195          -          -            -     14,504      30,699 Valero Energy Corp.             350,460           -           -
    18,140          -          -            -     16,246      34,386 Williams Cos., Inc. (The)       262,667           -           -
    18,132          -          -            -     16,239      34,371 XTO Energy, Inc.                639,516           -           -
                                                                                                  29,365,048   1,881,299           -
 Paper & Forest Products (0.6%):
    13,361          -          -            -     11,966      25,327 International Paper Co.         157,660           -           -
     6,113     44,672    115,608            -      5,475     171,868 MeadWestvaco Corp.               68,404     499,880   1,293,654
     6,615          -          -            -      5,924      12,539 Weyerhaeuser Co.                202,485           -           -
                                                                                                     428,549     499,880   1,293,654
       Personal Products (0.2%):
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------
            -      428,086      906,072
            -      543,394    1,150,129
            -       32,791       69,404
            -      237,168      501,982
            -    1,369,292    2,898,197
            -      170,009      359,835
            -    (382,572)            -
            -       61,079      129,278

            -      149,564      316,562
            -    (457,711)            -
            -      279,486      591,551
            -      270,194      571,883
            -      142,185      300,944
            -       58,657      124,151
            -      313,873      664,333
            -      235,245      497,912
            -      572,752    1,212,268
            -   24,418,128   55,664,475

            -      141,201      298,861
            -       61,263    1,923,201
            -      181,346      383,831
            -      383,810    2,605,893

                                       289
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
    13,374          -          -            -     11,978      25,352 Avon Products, Inc.             321,377           -           -
                                                                     Estee Lauder Co., Inc.                -           -           -
                                                                     (The),
     3,609          -          -            -      3,232       6,841 Class A                         111,735           -           -
                                                                                                     433,112           -           -
      Pharmaceuticals
              (9.0%):
    48,844          -          -            -     43,745      92,589 Abbott Laboratories           2,606,804           -           -
     9,654          -          -            -      8,646      18,300 Allergan, Inc.                  389,249           -           -
    62,295          -          -            -     55,792     118,087 Bristol-Myers Squibb Co.      1,448,359           -           -
    31,480          -          -            -     28,194      59,674 Eli Lilly & Co.               1,267,700           -           -
     9,444          -          -            -      8,458      17,902 Forest Laboratories, Inc.*      240,539           -           -
    87,364          -          -            -     78,243     165,607 Johnson & Johnson Co.         5,226,988           -           -
     8,216          -          -            -      7,358      15,574 King Pharmaceuticals,            87,254           -           -
                                                                     Inc.*
    15,657          -          -            -     14,022      29,679 Medco Health Solutions,         656,185           -           -
                                                                     Inc.*
    66,546          -          -            -     59,599     126,145 Merck & Co., Inc.             2,022,998           -           -
     9,470          -          -            -      8,481      17,951 Mylan, Inc.*                     93,658           -           -
   212,300     43,032          -            -    190,137     445,469 Pfizer, Inc.                  3,759,833     762,097           -
    51,126          -          -            -     45,789      96,915 Schering Plough Corp.           870,676           -           -
         -     50,168          -            -   (50,168)           - ViroPharma, Inc.*                     -     653,187           -
     3,487          -          -            -      3,123       6,610 Watson Pharmaceuticals,          92,650           -           -
                                                                     Inc.*
    41,902          -          -            -     37,528      79,430 Wyeth                         1,571,744           -           -
                                                                                                  20,334,637   1,415,284           -
        Real Estate Investment Trusts (REITs)
                                      (0.9%):
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

            -      287,826      609,203
            -            -            -

            -      100,070      211,805
            -      387,896      821,008


            -    2,334,662    4,941,466
            -      348,613      737,862
            -    1,297,155    2,745,514
            -    1,135,356    2,403,056
            -      215,427      455,966
            -    4,681,306    9,908,294
            -       78,145      165,399

            -      587,681    1,243,866

            -    1,811,803    3,834,801
            -       83,880      177,538
            -    3,367,318    7,889,248
            -      779,780    1,650,456
            -    (653,187)            -
            -       82,978      175,628

            -    1,407,659    2,979,403
            -   17,558,576   39,308,497



                                       290
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Apartment Investment &
     3,913          -          -            -      3,504       7,417 Management Co., Class A          45,195           -           -
     2,408          -          -            -      2,157       4,565 Avalonbay Communities,          145,877           -           -
                                                                     Inc.
     3,782          -          -            -      3,387       7,169 Boston Properties, Inc.         208,010           -           -
     4,093          -          -            -      3,666       7,759 Developers Diversified           19,974           -           -
                                                                     Realty Corp.
     8,524          -          -            -      7,634      16,158 Equity Residential              254,186           -           -
                                                                     Property Trust
    16,285          -          -            -     14,585      30,870 Host Hotels & Resorts,          123,277           -           -
                                                                     Inc.
     7,144          -          -            -      6,398      13,542 Kimco Realty Corp.              130,592           -           -
     5,217          -          -            -      4,672       9,889 Plum Creek Timber Co.,          181,239           -           -
                                                                     Inc.
     8,857          -          -            -      7,932      16,789 ProLogis Trust                  123,024           -           -
     3,932          -          -            -      3,522       7,454 Public Storage, Inc.            312,594           -           -
     7,088          -          -            -      6,348      13,436 Simon Property Group, Inc.      376,585           -           -
     4,306          -          -            -      3,856       8,162 Vornado Realty Trust            259,867           -           -
                                                                                                   2,180,420           -           -
 Real Estate Management & Development (0.0%):
     7,517          -          -            -      6,732      14,249 CB Richard Ellis Group,          32,473           -           -
                                                                     Inc.*
         -    942,000          -            -  (942,000)           - New World Developments                -     962,411           -
                                                                     Co., Ltd.
         -    987,000          -            -  (987,000)           - Sino Land Co., Ltd.                   -   1,031,591           -
                                                                                                      32,473   1,994,002           -
  Road & Rail (1.1%):
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

            -       40,477       85,672
            -      130,648      276,525

            -      186,294      394,304
            -       17,889       37,863

            -      227,650      481,836

            -      110,407      233,684

            -      116,959      247,551
            -      162,318      343,557

            -      110,181      233,205
            -      279,960      592,554
            -      337,271      713,856
            -      232,738      492,605
            -    1,952,791    4,133,211

            -       29,083       61,556

            -    (962,411)            -

            -  (1,031,591)            -
            -  (1,964,919)       61,556

                                       291
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
     8,825          -          -            -      7,904      16,729 Burlington Northern Santa       668,141           -           -
                                                                     Fe Corp.
    12,385          -          -            -     11,092      23,477 CSX Corp.                       402,141           -           -
    11,635          -          -            -     10,420      22,055 Norfolk Southern Corp.          547,427           -           -
     1,990          -          -            -      1,782       3,772 Ryder System, Inc.               77,172           -           -
    15,924          -          -            -     14,262      30,186 Union Pacific Corp.             761,167           -           -
                                                                                                   2,456,048           -           -
     Semiconductors & Semiconductor Equipment
                                      (2.3%):
    18,944          -          -            -     16,966      35,910 Advanced Micro Devices,          40,919           -           -
                                                                     Inc.*
     9,293          -          -            -      8,323      17,616 Altera Corp.                    155,286           -           -
     9,106          -          -            -      8,155      17,261 Analog Devices, Inc.            173,196           -           -
    42,136          -          -            -     37,737      79,873 Applied Materials, Inc.         426,838           -           -
    13,917          -          -            -     12,464      26,381 Broadcom Corp., Class A*        236,172           -           -
   175,093          -          -            -    156,814     331,907 Intel Corp.                   2,566,863           -           -
     5,262          -          -            -      4,713       9,975 KLA-Tencor Corp.                114,659           -           -
     6,928          -          -            -      6,205      13,133 Linear Technology Corp.         153,247           -           -
    21,505          -          -            -     19,260      40,765 LSI Logic Corp.*                 70,751           -           -
     6,980          -          -            -      6,251      13,231 MEMC Electronic Materials,       99,674           -           -
                                                                     Inc.*
     5,665          -          -            -      5,074      10,739 Microchip Technology, Inc.      110,638           -           -
    25,476          -          -            -     22,816      48,292 Micron Technology, Inc.*         67,257           -           -
     6,981          -          -            -      6,252      13,233 National Semiconductor           70,299           -           -
                                                                     Corp.
     3,044          -          -            -      2,726       5,770 Novellus Systems, Inc.*          37,563           -           -
    16,763          -          -            -     15,013      31,776 NVIDIA Corp.*                   135,277           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

            -      598,389    1,266,530

            -      360,159      762,300
            -      490,277    1,037,704
            -       69,115      146,287
            -      681,703    1,442,870
            -    2,199,644    4,655,692


            -       36,647       77,566

            -      139,075      294,361
            -      155,115      328,311
            -      382,277      809,115
            -      211,516      447,688
            -    2,298,890    4,865,753
            -      102,689      217,348
            -      137,248      290,495
            -       63,365      134,116
            -       89,268      188,942

            -       99,088      209,726
            -       60,236      127,493
            -       62,960      133,259

            -       33,642       71,205
            -      121,154      256,431

                                       292
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
     5,727          -          -            -      5,129      10,856 Teradyne, Inc.*                  24,168           -           -
    40,750          -          -            -     36,496      77,246 Texas Instruments, Inc.         632,440           -           -
     8,558          -          -            -      7,665      16,223 Xilinx, Inc.                    152,504           -           -
                                                                                                   5,267,751           -           -
     Software (4.0%):
    16,664          -          -            -     14,924      31,588 Adobe Systems, Inc.*            354,776           -           -
     7,063          -          -            -      6,326      13,389 Autodesk, Inc.*                 138,788           -           -
     5,860          -          -            -      5,248      11,108 BMC Software, Inc.*             157,692           -           -
    12,339          -          -            -     11,051      23,390 CA, Inc.                        228,642           -           -
     5,669          -          -            -      5,077      10,746 Citrix Systems, Inc.*           133,618           -           -
     8,841          -          -            -      7,918      16,759 Compuware Corp.*                 59,677           -           -
    10,026          -          -            -      8,979      19,005 Electronic Arts, Inc.*          160,817           -           -
     9,174          -          -            -      8,216      17,390 International Game              109,079           -           -
                                                                     Technology
    10,028          -          -            -      8,981      19,009 Intuit, Inc.*                   238,566           -           -
     4,771          -          -            -      4,273       9,044 McAfee, Inc.*                   164,933           -           -
   240,881          -          -            -    215,734     456,615 Microsoft Corp.               4,682,727           -           -
    10,761          -          -            -      9,638      20,399 Novell, Inc.*                    41,860           -           -
   123,311          -          -            -    110,438     233,749 Oracle Corp.*                 2,186,304           -           -
     3,265          -          -            -      2,924       6,189 Salesforce.com, Inc.*           104,513           -           -
    22,946          -          -            -     20,551      43,497 Sun Microsystems, Inc.*          87,654           -           -
    26,236          -          -            -     23,497      49,733 Symantec Corp.*                 354,711           -           -
     5,865          -          -            -      5,253      11,118 Teradata Corp.*                  86,978           -           -
                                                                                                   9,291,335           -           -
     Specialty Retail
              (2.7%):
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------
            -       21,645       45,813
            -      566,415    1,198,855
            -      136,583      289,087
            -    4,717,814    9,985,565

            -      317,738      672,514
            -      124,299      263,087
            -      141,229      298,921
            -      204,772      433,414
            -      119,669      253,287
            -       53,447      113,124
            -      144,028      304,845
            -       97,691      206,770

            -      213,660      452,226
            -      147,714      312,647
            -    4,193,865    8,876,592
            -       37,490       79,350
            -    1,958,061    4,144,365
            -       93,602      198,115
            -       78,503      166,157
            -      317,680      672,391
            -       77,898      164,876
            -    8,321,348   17,612,683



                                       293
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Abercrombie & Fitch Co.,
     3,115          -          -            -      2,790       5,905 Class A                          71,863           -           -
     3,370          -          -            -      3,018       6,388 AutoNation, Inc.*                33,296           -           -
     1,196      7,154     18,511            -      1,071      27,932 AutoZone, Inc.*                 166,806     997,768   2,581,729
     8,131          -          -            -      7,282      15,413 Bed Bath & Beyond, Inc.*        206,690           -           -
    10,594          -          -            -      9,488      20,082 Best Buy Co., Inc.              297,797           -           -
         -      8,462     21,902            -   (30,364)           - Buckle, Inc. (The)                    -     184,641     477,902
     5,103          -          -            -      4,570       9,673 GameStop Corp., Class A*        110,531           -           -
    14,592          -          -            -     13,069      27,661 Gap, Inc. (The)                 195,387           -           -
    53,346          -          -            -     47,777     101,123 Home Depot, Inc.              1,228,025           -           -
     9,019          -          -            -      8,077      17,096 Limited Brands, Inc.             90,551           -           -
    46,105          -          -            -     41,292      87,397 Lowe's Cos., Inc.               992,179           -           -
     9,287          -          -            -      8,317      17,604 Office Depot, Inc.*              27,675           -           -
     4,490          -          -            -      4,021       8,511 RadioShack Corp.                 53,611           -           -
     3,072          -          -            -      2,751       5,823 Sherwin Williams Co.            183,552           -           -
    22,399          -          -            -     20,061      42,460 Staples, Inc.                   401,390           -           -
     3,824          -          -            -      3,425       7,249 Tiffany & Co.                    90,361           -           -
    13,052          -          -            -     11,689      24,741 TJX Cos., Inc.                  268,480           -           -
         -      6,893     17,838            -   (24,731)           - Tractor Supply Co.*                   -     249,113     644,665
                                                                                                   4,418,194   1,431,522   3,704,296
     Textiles, Apparel & Luxury Goods (0.5%):
    10,236          -          -            -      9,167      19,403 Coach, Inc.*                    212,602           -           -
     2,846          -          -            -      2,549       5,395 Jones Apparel Group, Inc.        16,678           -           -
    12,331          -          -            -     11,044      23,375 Nike, Inc., Class B             628,881           -           -
     1,875          -          -            -      1,679       3,554 Polo Ralph Lauren Corp.          85,144           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

            -       64,361      136,224
            -       29,820       63,116
            -      149,392    3,895,695
            -      185,112      391,802
            -      266,708      564,505
            -    (662,543)            -
            -       98,992      209,523
            -      174,989      370,376
            -    1,099,823    2,327,848
            -       81,098      171,649
            -      888,599    1,880,778
            -       24,786       52,461
            -       48,014      101,625
            -      164,390      347,942
            -      359,486      760,876
            -       80,928      171,289
            -      240,452      508,932
            -    (893,778)            -
            -    2,400,627   11,954,639

            -      190,407      403,009
            -       14,937       31,615
            -      563,228    1,192,109
            -       76,255      161,399

                                       294
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
     2,750          -          -            -      2,463       5,213 V.F. Corp.                      150,617           -           -
                                                                                                   1,093,922           -           -
      Thrifts & Mortgage Finance
                         (0.2%):
         -     33,267     86,093            -  (119,360)           - First Niagara Financial               -     537,927   1,392,124
                                                                     Group, Inc.
    16,337          -          -            -     14,631      30,968 Hudson City Bancorp, Inc.       260,738           -           -
    10,884          -          -            -      9,748      20,632 People's United Financial,      194,062           -           -
                                                                     Inc.
    19,536          -          -            -     17,497      37,033 Sovereign Bancorp, Inc.*         58,217           -           -
         -     31,037     80,323            -  (111,360)           - Washington Federal, Inc.              -     464,314   1,201,632
                                                                                                     513,017   1,002,241   2,593,756
      Tobacco (2.0%):
    64,812          -          -            -     58,046     122,858 Altria Group, Inc.              976,069           -           -
     5,271          -          -            -      4,721       9,992 Lorillard, Inc.                 297,021           -           -
    63,688          -          -            -     57,039     120,727 Philip Morris                 2,771,065           -           -
                                                                     International, Inc.
     5,294          -          -            -      4,741      10,035 Reynolds American, Inc.         213,401           -           -
         -     15,904     41,160            -   (57,064)           - Universal Corp.                       -     475,052   1,229,449
     4,656          -          -            -      4,170       8,826 UST, Inc.                       323,033           -           -
                                                                                                   4,580,589     475,052   1,229,449
     Trading Companies & Distributors (0.1%):
     2,020          -          -            -      1,809       3,829 W.W. Grainger, Inc.             159,257           -           -
   Transportation Infrastructure
                         (0.2%):
         -  1,089,000          -            - (1,089,000)           - Cosco Pacific, Ltd.                   -   1,121,196
  Wireless Telecommunication Services (0.1%):
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------
            -      134,893      285,510
            -      979,720    2,073,642


            -  (1,930,051)            -

            -      233,518      494,256
            -      173,803      367,865

            -       52,139      110,356
            -  (1,665,946)            -
            -  (3,136,537)      972,477

            -      874,170    1,850,239
            -      266,013      563,034
            -    2,481,774    5,252,839

            -      191,123      404,524
            -  (1,704,501)            -
            -      289,309      612,342
            -    2,397,888    8,682,978

            -      142,631      301,888


-            -  (1,121,196)            -


                                       295
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     American Tower Corp.,
    12,451          -          -            -     11,151      23,602 Class A*                        365,063           -           -
    82,170          -          -            -     73,592     155,762 Sprint Nextel Corp.*            150,371           -           -
                                                                                                     515,434           -           -

      TOTAL COMMON STOCKS (COST $518,515,812)                                                    247,651,051  54,680,821  54,274,641
      CORPORATE BONDS
              (0.0%):
  Automobiles (0.0%):
                                                                     DaimlerChrysler NA Holding
                                                                     Corp.,
                                                                     Series E, 2.35%,
         -          -          -      200,000  (200,000)           - 3/13/09(a)+                           -           -           -
                                                                     DaimlerChrysler NA Holding
         -          -          -      100,000  (100,000)           - Corp., 3.64%, 8/3/09(a)+              -           -           -
                                                                                                           -           -           -
        Biotechnology
              (0.0%):
         -          -          -      300,000  (300,000)           - Amgen, Inc.,
                                                                     6.90%, 6/1/38+                        -           -           -
    Chemicals (0.0%):
                                                                     Rohm & Haas Co.,
         -          -          -      100,000  (100,000)           - 6.00%, 9/15/17+                       -           -           -
        Commercial Banks (0.0%):
                                                                     American Express Centurion
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

            -      326,952      692,015
            -      134,673      285,044
            -      461,624      977,058

            -  153,311,789  509,918,302






      199,900    (199,900)            -

       94,719     (94,719)            -
      294,619    (294,619)            -



      342,548    (342,548)            -


       91,009     (91,009)            -



                                       296
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Bank, 1.46%,
         -          -          -      300,000  (300,000)           - 6/12/09(a)+                           -           -           -
                                                                     American Express Centurion
                                                                     Bank,
         -          -          -      400,000  (400,000)           - 5.55%, 10/17/12+                      -           -           -
                                                                     ANZ National Bank, Ltd.,
         -          -          -      100,000  (100,000)           - 6.20%, 7/19/13(b)+                    -           -           -
                                                                     Banc of America Corp.,
         -          -          -      500,000  (500,000)           - 2.28%, 6/15/16(a)+                    -           -           -
                                                                     Bank of America Corp.,
         -          -          -      100,000  (100,000)           - 2.83%, 11/6/09(a)+                    -           -           -
                                                                     Bank of America Corp.,
         -          -          -    1,200,000 (1,200,000)           - 8.13%, 12/31/49+                      -           -
                                                                     Barclays Bank plc,
         -          -          -      100,000  (100,000)           - 6.05%, 12/4/17(b)+                    -           -           -
                                                                     BNP Paribas,
         -          -          -      300,000  (300,000)           - 5.19%, 6/29/49(b)+                    -           -           -
                                                                     Chase Manhattan Corp.,
         -          -          -      900,000  (900,000)           - 7.00%, 11/15/09+                      -           -           -
                                                                     Citigroup, Inc.,
         -          -          -      100,000  (100,000)           - 1.50%, 12/28/09(a)+                   -           -           -
                                                                     Citigroup, Inc.,
         -          -          -      200,000  (200,000)           - 2.39%, 5/18/10(a)+                    -           -           -
                                                                     Citigroup, Inc.,
         -          -          -      300,000  (300,000)           - 5.50%, 4/11/13+                       -           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

      291,127    (291,127)            -


      379,978    (379,978)            -

       96,756     (96,756)            -

      335,795    (335,795)            -

       98,030     (98,030)            -

-      863,146    (863,146)            -

       88,220     (88,220)            -

      170,186    (170,186)            -

      909,508    (909,508)            -

       94,330     (94,330)            -

      184,741    (184,741)            -

      292,105    (292,105)            -

                                       297
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Citigroup, Inc.,
         -          -          -      200,000  (200,000)           - 6.00%, 8/15/17+                       -           -           -
                                                                     Citigroup, Inc.,
         -          -          -      100,000  (100,000)           - 6.13%, 8/25/36+                       -           -           -
                                                                     Credit Agricole,
         -          -          -      100,000  (100,000)           - 2.18%, 5/28/09(a) (b)+                -           -           -
                                                                     DnB NOR Bank ASA,
         -          -          -      100,000  (100,000)           - 4.89%, 10/13/09(a) (b)+               -           -           -
                                                                     HBOS Treasury Services
                                                                     PLC,
         -          -          -      300,000  (300,000)           - 4.59%, 7/17/09(a) (b)+                -           -           -
                                                                     ICICI Bank, Ltd., 5.29%,
         -          -          -      200,000  (200,000)           - 1/12/10(a) (b)+                       -           -           -
                                                                     J.P. Morgan Chase & Co.,
         -          -          -      100,000  (100,000)           - 0.52%, 6/26/09(a)+                    -           -           -
                                                                     Key Bank NA,
                                                                     Series BKNT, 4.47%,
         -          -          -      200,000  (200,000)           - 6/2/10(a) (b)+                        -           -           -
                                                                     KeyCorp,
                                                                     Series E,
                                                                     4.28%, 11/22/10,
         -          -          -      200,000  (200,000)           - MTN(a)+                               -           -           -
                                                                     Regions Bank,
         -          -          -      500,000  (500,000)           - 7.50%, 5/15/18(b)+                    -           -           -
                                                                     SunTrust Bank,
         -          -          -    1,000,000 (1,000,000)           - 2.28%, 5/21/12(a)+                    -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

      199,082    (199,082)            -

       89,579     (89,579)            -

       99,719     (99,719)            -

       99,975     (99,975)            -


      299,115    (299,115)            -

      165,500    (165,500)            -

       99,124     (99,124)            -


      192,892    (192,892)            -



      194,585    (194,585)            -

      429,716    (429,716)            -

-      912,190    (912,190)            -

                                       298
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     UBS AG Stamford CT,
         -          -          -      100,000  (100,000)           - 5.88%, 12/20/17+                      -           -           -
                                                                     Wachovia Bank NA,
         -          -          -      300,000  (300,000)           - 1.54%, 3/23/09(a)+                    -           -           -
                                                                     Wachovia Corp.,
         -          -          -      100,000  (100,000)           - 2.25%, 12/1/09(a)+                    -           -           -
                                                                     Wachovia Corp.,
         -          -          -      100,000  (100,000)           - 2.35%, 6/1/10(a)+                     -           -           -
                                                                     Wells Fargo & Co.,
         -          -          -      300,000  (300,000)           - 5.63%, 12/11/17+                      -           -           -
                                                                                                           -           -           -

       Commercial Services & Supplies (0.0%):                        The President & Fellows of
                                                                     Harvard College,
         -          -          -      100,000  (100,000)           - 6.00%, 1/15/19(b)                     -           -           -
                                                                     The President & Fellows of
                                                                     Harvard College,
         -          -          -      500,000  (500,000)           - 6.50%, 1/15/39(b)                     -           -           -
                                                                                                           -           -           -

 Computers & Peripherals (0.0%):                                     Dell, Inc.,
         -          -          -      200,000  (200,000)           - 5.65%, 4/15/18+                       -           -           -
                                                                     IBM Corp.,
         -          -          -    1,000,000 (1,000,000)           - 5.70%, 9/14/17+                       -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------


       91,864     (91,864)            -

      297,991    (297,991)            -

       96,867     (96,867)            -

       94,346     (94,346)            -

      312,983    (312,983)            -
    7,479,450  (7,479,450)            -



      107,903    (107,903)            -


      544,850    (544,850)            -
      652,753    (652,753)            -


      179,011    (179,011)            -

-    1,069,115  (1,069,115)            -

                                       299
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           -           -           -

   Diversified Consumer Services                                     Allstate Life Global
                         (0.0%):                                     Funding
                                                                     Trust,
         -          -          -      100,000  (100,000)           - 1.54%, 3/23/09(a)+                    -           -           -
                                                                     Allstate Life Global
                                                                     Funding
                                                                     Trust, 5.38%, 4/30/13,
         -          -          -      100,000  (100,000)           - MTN+                                  -           -           -
                                                                     American Express Credit
                                                                     Co.,
         -          -          -      200,000  (200,000)           - 1.93%, 11/9/09(a)+                    -           -           -
                                                                     American Express Credit
                                                                     Co.,
         -          -          -      100,000  (100,000)           - Series C, 5.88%, 5/2/13+              -           -           -
                                                                     American General Finance,
         -          -          -      100,000  (100,000)           - 6.90%, 12/15/17, MTN+                 -           -           -
                                                                     American Honda Finance
                                                                     Corp.,
         -          -          -      200,000  (200,000)           - 2.25%, 3/9/09(a) (b)+                 -           -           -
                                                                     American Honda Finance
                                                                     Corp.,
         -          -          -      400,000  (400,000)           - 2.30%, 5/12/09(a) (b)+                -           -           -
                                                                     American International
                                                                     Group,
         -          -          -      200,000  (200,000)           - 5.85%, 1/16/18, MTN+                  -           -           -
                                                                     Appalachian Power Co.,
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------
    1,248,126  (1,248,126)            -




       99,169     (99,169)            -



       98,440     (98,440)            -


      185,986    (185,986)            -


       95,997     (95,997)            -

       43,277     (43,277)            -


      199,777    (199,777)            -


      398,450    (398,450)            -


      134,057    (134,057)            -


                                       300
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
         -          -          -    1,000,000 (1,000,000)           - 6.60%, 5/1/09+                        -           -
                                                                     Bear Stearns Cos., Inc.,
         -          -          -      400,000  (400,000)           - 1.56%, 3/30/09(a)+                    -           -           -
                                                                     Bear Stearns Cos., Inc.,
         -          -          -       50,000   (50,000)           - 2.46%, 9/9/09(a)+                     -           -           -
                                                                     C10 Capital SPV, Ltd.,
         -          -          -      100,000  (100,000)           - 6.72%, 12/31/49(b)+                   -           -           -
                                                                     Caterpillar Financial
                                                                     Services
                                                                     Corp., 4.85%, 12/7/12,
         -          -          -      100,000  (100,000)           - MTN+                                  -           -           -
                                                                     CIT Group, Inc.,
         -          -          -      100,000  (100,000)           - 3.62%, 1/30/09(a)+                    -           -           -
                                                                     CIT Group, Inc.,
         -          -          -      100,000  (100,000)           - 2.30%, 6/8/09(a)+                     -           -           -
                                                                     CIT Group, Inc.,
         -          -          -      100,000  (100,000)           - 2.27%, 8/17/09(a)+                    -           -           -
                                                                     Citigroup Capital XXI,
                                                                     8.30%, 12/21/57, Callable
         -          -          -      200,000  (200,000)           - 12/21/37 @ 100+                       -           -           -
                                                                     Citigroup Funding, Inc.,
                                                                     0.47%,
         -          -          -       30,000   (30,000)           - 4/23/09(a)+                           -           -           -
                                                                     Countrywide Home Loans,
                                                                     Inc.,
                                                                     Series M, 4.13%, 9/15/09,
         -          -          -    1,200,000 (1,200,000)           - MTN+                                  -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

-      991,392    (991,392)            -

      397,422    (397,422)            -

       49,192     (49,192)            -

       47,583     (47,583)            -



       94,879     (94,879)            -

       99,862     (99,862)            -

       97,617     (97,617)            -

       96,114     (96,114)            -


      154,247    (154,247)            -


       29,652     (29,652)            -



-    1,185,937  (1,185,937)            -



                                       301
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     ENEL Finance
                                                                     International,
         -          -          -      300,000  (300,000)           - 6.80%, 9/15/37(b)+                    -           -           -
                                                                     Ford Motor Credit Corp.,
         -          -          -      600,000  (600,000)           - 7.25%, 10/25/11+                      -           -           -
                                                                     General Electric Capital
                                                                     Corp.,
         -          -          -      200,000  (200,000)           - 4.57%, 1/20/10(a)+                    -           -           -
                                                                     General Electric Capital
                                                                     Corp.,
         -          -          -      100,000  (100,000)           - 2.45%, 5/10/10(a)+                    -           -           -
                                                                     General Electric Capital
                                                                     Corp.,
         -          -          -      300,000  (300,000)           - 2.22%, 8/15/11(a)+                    -           -           -
                                                                     General Electric Capital
                                                                     Corp.,
         -          -          -       50,000   (50,000)           - 3.24%, 5/5/26(a)+                     -           -           -
                                                                     General Electric Capital
                                                                     Corp.,
         -          -          -      300,000  (300,000)           - 6.38%, 11/15/67+                      -           -           -
                                                                     HSBC Finance Corp.,
         -          -          -      100,000  (100,000)           - 4.48%, 10/21/09(a)+                   -           -           -
                                                                     HSBC Finance Corp.,
         -          -          -       50,000   (50,000)           - 2.64%, 5/10/10(a)+                    -           -           -
                                                                     International Lease
                                                                     Financial
                                                                     Corp.,
         -          -          -      400,000  (400,000)           - 2.37%, 5/24/10(a)+                    -           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

      230,340    (230,340)            -

      438,305    (438,305)            -


      191,105    (191,105)            -


       94,199     (94,199)            -


      263,070    (263,070)            -


       26,342     (26,342)            -


      188,571    (188,571)            -

       93,826     (93,826)            -

       45,191     (45,191)            -



      318,837    (318,837)            -


                                       302
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     NGPL PipeCo LLC,
         -          -          -      100,000  (100,000)           - 6.51%, 12/15/12(b)+                   -           -           -
                                                                     Santander,
         -          -          -      100,000  (100,000)           - 6.67%, 10/29/49+(b)                   -           -           -
                                                                     SLM Corp.,
         -          -          -      450,000  (450,000)           - 3.68%, 7/27/09(a)+                    -           -           -
                                                                     SMFG Preferred Capital,
         -          -          -      100,000  (100,000)           - 6.08%, 1/29/49(b)+                    -           -           -
                                                                     UBS Preferred Funding
                                                                     Trust V,
         -          -          -      200,000  (200,000)           - 6.24%, 5/29/49+                       -           -           -
                                                                     Westfield Group,
         -          -          -      100,000  (100,000)           - 5.70%, 10/1/16(b)+                    -           -           -
                                                                                                           -           -           -

  Diversified Financial Services                                     Associates Corp. NA,
                         (0.0%):
         -          -          -    1,500,000 (1,500,000)           - 7.00%, 2/10/09+                       -           -
                                                                     Citigroup, Inc.,
         -          -          -      800,000  (800,000)           - 8.45%, 4/29/49+                       -           -           -
                                                                     General Electric Capital
                                                                     Corp.,
         -          -          -      300,000  (300,000)           - 5.50%, 9/15/67(c)+                    -           -           -
                                                                     GMAC LLC,
         -          -          -      300,000  (300,000)           - 6.88%, 8/28/12+                       -           -           -
                                                                     Goldman Sachs Group, Inc.,
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

       94,902     (94,902)            -

       63,604     (63,604)            -

      424,169    (424,169)            -

       67,463     (67,463)            -


      109,225    (109,225)            -

       66,796     (66,796)            -
    7,214,995  (7,214,995)            -



-    1,497,662  (1,497,662)            -

      528,232    (528,232)            -


      231,742    (231,742)            -

      227,482    (227,482)            -


                                       303
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
         -          -          -       50,000   (50,000)           - 1.59%, 6/23/09(a)+                    -           -           -
                                                                     Goldman Sachs Group, Inc.,
         -          -          -      100,000  (100,000)           - 2.23%, 11/16/09(a)+                   -           -           -
                                                                     Goldman Sachs Group, Inc.,
         -          -          -      300,000  (300,000)           - 5.63%, 1/15/17+                       -           -           -
                                                                     Goldman Sachs Group, Inc.,
         -          -          -      300,000  (300,000)           - 5.95%, 1/18/18+                       -           -           -
                                                                     Goldman Sachs Group, Inc.,
         -          -          -      100,000  (100,000)           - 6.15%, 4/1/18+                        -           -           -
                                                                     J.P. Morgan Chase & Co.,
         -          -          -       40,000   (40,000)           - 6.00%, 1/15/18+                       -           -           -
                                                                     Lehman Brothers Holdings,
         -          -          -      100,000  (100,000)           - 0.00%, 11/24/08(e)                    -           -           -
                                                                     Lehman Brothers Holdings,
         -          -          -      100,000  (100,000)           - 0.00%, 4/3/09(e)                      -           -           -
                                                                     Lehman Brothers Holdings,
         -          -          -      200,000  (200,000)           - 0.00%, 9/26/14(e)                     -           -           -
                                                                     Merrill Lynch & Co.,
         -          -          -       50,000   (50,000)           - 2.96%, 2/6/09(a)+                     -           -           -
                                                                     Merrill Lynch & Co.,
                                                                     Series C,
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

       48,745     (48,745)            -

       95,784     (95,784)            -

      257,723    (257,723)            -

      284,452    (284,452)            -

       96,096     (96,096)            -

       42,221     (42,221)            -

        9,000      (9,000)            -

        9,000      (9,000)            -

       19,000     (19,000)            -

       49,813     (49,813)            -



                                       304
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     4.02%, 5/20/09,
         -          -          -    1,000,000 (1,000,000)           - MTN(a)+                               -           -
                                                                     Merrill Lynch & Co.,
         -          -          -      100,000  (100,000)           - 2.29%, 12/4/09(a)+                    -           -           -
                                                                     Merrill Lynch & Co.,
         -          -          -      200,000  (200,000)           - 6.88%, 4/25/18+                       -           -           -
                                                                     Morgan Stanley,
         -          -          -      400,000  (400,000)           - 2.50%, 2/9/09(a)+                     -           -           -
                                                                     Morgan Stanley,
         -          -          -      100,000  (100,000)           - 2.56%, 5/7/09(a)+                     -           -           -
                                                                     Morgan Stanley,
                                                                     Series F,
         -          -          -      100,000  (100,000)           - 4.84%, 1/15/10(a)+                    -           -           -
                                                                     Morgan Stanley,
         -          -          -      400,000  (400,000)           - 5.03%, 1/15/10(a)+                    -           -           -
                                                                     Morgan Stanley,
                                                                     Series F,
                                                                     4.23%, 5/14/10,
         -          -          -      200,000  (200,000)           - MTN(a)+                               -           -           -
                                                                     Transcapital Ltd.,
         -          -          -      100,000  (100,000)           - 8.70%, 8/7/18(b)+                     -           -           -
                                                                     Wachovia Corp.,
         -          -          -      400,000  (400,000)           - 5.75%, 2/1/18+                        -           -           -
                                                                     Wachovia Corp.,
         -          -          -    1,700,000 (1,700,000)           - 7.98%, 2/28/49+                       -           -
                                                                                                           -           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------
-      987,308    (987,308)            -

       95,961     (95,961)            -

      209,205    (209,205)            -

      398,007    (398,007)            -

       98,368     (98,368)            -


       91,879     (91,879)            -

      372,656    (372,656)            -



      186,159    (186,159)            -

       64,395     (64,395)            -

      400,796    (400,796)            -

-    1,449,080  (1,449,080)            -
    7,750,766  (7,750,766)            -


                                       305
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------

        Food & Staples Retailing                                     Kraft Foods, Inc.,
                         (0.0%):
         -          -          -      200,000  (200,000)           - 6.13%, 2/1/18+                        -           -           -

     Health Care Providers & Services (0.0%):                        UnitedHealth Group, Inc.,
         -          -          -      100,000  (100,000)           - 4.88%, 2/15/13+                       -           -           -

 Industrial Conglomerate (0.0%):                                     Honeywell International,
                                                                     Inc.,
         -          -          -      400,000  (400,000)           - 2.06%, 3/13/09(a)+                    -           -           -

    Insurance (0.0%):                                                Marsh & McLennan Cos.,
                                                                     Inc.,
         -          -          -      500,000  (500,000)           - 7.13%, 6/15/09                        -           -           -
                                                                     Met Life Global Funding,
         -          -          -      300,000  (300,000)           - 2.19%, 5/17/10(a) (b)+                -           -           -
                                                                     Monumental Global Funding
                                                                     II,
         -          -          -      100,000  (100,000)           - 5.50%, 4/22/13(b)+                    -           -           -
                                                                     Principal Life Income
                                                                     Funding
                                                                     Trust,
         -          -          -      100,000  (100,000)           - 5.55%, 4/27/15, MTN+                  -           -           -
                                                                     Sun Life Financial, Inc.,
         -          -          -      700,000  (700,000)           - 1.62%, 7/6/11(a) (b)+                 -           -           -
                                                                                                           -           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------


      195,979    (195,979)            -


       93,362     (93,362)            -



      399,356    (399,356)            -



      498,670    (498,670)            -

      269,094    (269,094)            -


       94,341     (94,341)            -



       96,001     (96,001)            -

      677,501    (677,501)            -
    1,635,607  (1,635,607)            -

                                       306
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------

        Media (0.0%):                                                Comcast Corp.,
         -          -          -      100,000  (100,000)           - 5.12%, 7/14/09(a)+                    -           -           -
                                                                     Time Warner, Inc.,
         -          -          -      200,000  (200,000)           - 5.88%, 11/15/16+                      -           -           -
                                                                                                           -           -           -

     Multiline Retail                                                Home Depot, Inc. (The),
              (0.0%):
         -          -          -      600,000  (600,000)           - 3.75%, 9/15/09+                       -           -           -

     Oil, Gas & Consumable Fuels                                     Anadarko Petroleum Corp.,
                         (0.0%):
         -          -          -      600,000  (600,000)           - 2.40%, 9/15/09(a)+                    -           -           -
                                                                     Gaz Capital SA,
                                                                     Series 2, 8.63%, 4/28/34,
         -          -          -      400,000  (400,000)           - Puttable 4/28/14 @ 100+               -           -           -
         -          -          -      200,000  (200,000)           - Gazprom, 9.63%, 3/1/13+               -           -           -
                                                                     Gazprom OAO,
         -          -          -       40,000   (40,000)           - 10.50%, 10/21/09+                     -           -           -
                                                                     Kinder Morgan Energy
                                                                     Partners LP,
         -          -          -      300,000  (300,000)           - 5.95%, 2/15/18+                       -           -           -
                                                                     Suncor Energy, Inc.,
         -          -          -      300,000  (300,000)           - 6.10%, 6/1/18+                        -           -           -
                                                                                                           -           -           -

      Pharmaceuticals                                                AstraZeneca PLC,
              (0.0%):
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

       98,634     (98,634)            -

      179,297    (179,297)            -
      277,931    (277,931)            -



      594,314    (594,314)            -



      574,094    (574,094)            -


      320,000    (320,000)            -
      182,000    (182,000)            -

       40,205     (40,205)            -


      256,039    (256,039)            -

      258,523    (258,523)            -
    1,630,861  (1,630,861)            -




                                       307
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------

         -          -          -      100,000  (100,000)           - 5.90%, 9/15/17+                       -           -           -

  Road & Rail (0.0%):                                                Union Pacific Corp.,
         -          -          -      200,000  (200,000)           - 5.70%, 8/15/18+                       -           -           -

      Tobacco (0.0%):                                                Philip Morris
                                                                     International, Inc.,
         -          -          -      100,000  (100,000)           - 6.38%, 5/16/38+                       -           -           -

 TOTAL CORPORATE                                                                                           -           -           -
BONDS (COST $-)
       YANKEE DOLLARS
              (0.0%):
        Commercial Banks (0.0%):                                     Credit Agricole,
         -          -          -      100,000  (100,000)           - 2.23%, 5/28/10(a) (b)+                -           -           -
                                                                     HSBC Holdings PLC,
         -          -          -      100,000  (100,000)           - 6.50%, 9/15/37+                       -           -           -
                                                                     National Australia Bank,
                                                                     Ltd.,
         -          -          -      100,000  (100,000)           - 2.20%, 9/11/09(a) (b)+                -           -           -
                                                                                                           -           -           -

   Diversified Consumer Services                                     Deutsche Telekom
                         (0.0%):                                     International
                                                                     Finance BV,
         -          -          -      200,000  (200,000)           - 1.68%, 3/23/09(a)+                    -           -           -
                                                                     Siemens
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------
      106,273    (106,273)            -


      192,547    (192,547)            -



      104,007    (104,007)            -

   30,304,503                         -
              (30,304,503)



       98,812     (98,812)            -

      101,558    (101,558)            -


      100,073    (100,073)            -
      300,443    (300,443)            -




      198,227    (198,227)            -



                                       308
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Financieringsmaatschappij
                                                                     NV,
         -          -          -      100,000  (100,000)           - 2.18%, 8/14/09(a) (b)+                -           -           -
                                                                     Telefonica Emisiones Sau,
         -          -          -      200,000  (200,000)           - 1.83%, 6/19/09(a)+                    -           -           -
                                                                                                           -           -           -

  TOTAL YANKEE DOLLARS (COST $-)                                                                           -           -           -
     PREFERRED STOCKS
              (0.0%):
        Commercial Banks (0.0%):                                     Wachovia Corp.
         -          -          -          200      (200)           - Series L, Class A+                    -           -           -

  Diversified Financial Services                                     American International
                         (0.0%):
         -          -          -        1,800    (1,800)           - Group+                                -           -           -
                                                                     Bank of America Corp.,
         -          -          -          300      (300)           - Series L+                             -           -           -
         -          -          -           34       (34)           - DG Funding Trust(c)                   -           -           -
                                                                                                           -           -           -

             TOTAL PREFERRED STOCKS (COST $-)                                                              -           -           -
      MUNICIPAL BONDS
              (0.0%):
      Arizona (0.0%):                                                Salt River Project Arizona
                                                                     Agriculture Improvement &
                                                                     Power District Electricity
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------



      100,089    (100,089)            -

      193,622    (193,622)            -
      491,938    (491,938)            -

      792,381    (792,381)            -



      150,000    (150,000)            -



       15,300     (15,300)            -

      195,000    (195,000)            -
      341,063    (341,063)            -
      551,363    (551,363)            -

      701,363    (701,363)            -



                                       309
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     System Revenue,
                                                                     Series A, 5.00%, 1/1/37,
         -          -          -      300,000  (300,000)           - Callable 1/1/16 @ 100+                -           -           -

   California (0.0%):                                                Los Angeles California
                                                                     United
                                                                     School District,
                                                                     Series A-1, 4.50%, 7/1/23,
         -          -          -      200,000  (200,000)           - Callable 7/1/17 @ 100+                -           -           -

     Illinois (0.0%):                                                Chicago Illinois Transit
                                                                     Authority Sales & Transfer
                                                                     Tax Receipts Revenue,
                                                                     Series A, 6.90%,
         -          -          -      200,000  (200,000)           - 12/1/40+                              -           -           -
                                                                     Chicago Illinois Transit
                                                                     Authority Sales & Transfer
                                                                     Tax Receipts Revenue,
         -          -          -      100,000  (100,000)           - Series B, 6.90%, 12/1/40+             -           -           -
                                                                                                           -           -           -

        Massachusetts                                                Massachusetts State,
              (0.0%):
                                                                     Series D, 5.50%,
         -          -          -      300,000  (300,000)           - 11/1/14+                              -           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------



      283,191    (283,191)            -





      183,546    (183,546)            -





      205,152    (205,152)            -



      102,576    (102,576)            -
      307,728    (307,728)            -




      341,823    (341,823)            -



                                       310
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------

     New York (0.0%):                                                New York City Municipal
                                                                     Water
                                                                     Finance Authority, Water &
                                                                     Sewer System Revenue,
                                                                     Series AA, 4.75%, 6/15/37,
         -          -          -      800,000  (800,000)           - Callable 6/15/16 @ 100+               -           -           -

 TOTAL MUNICIPAL BONDS (COST $-)                                                                           -           -           -
     U.S. GOVERNMENT AGENCY MORTGAGES (0.0%):
   Federal Home Loan Bank (0.0%)
         -          -          -    3,000,000 (3,000,000)           - 0.08%, 1/21/09(d)+                    -           -
       Federal Home Loan Mortgage Corporation
                                       (0.0%)
                                                                     1.43%, 2/15/19,
         -          -          -      690,714  (690,714)           - Series 3346 FA(a)+                    -           -           -
         -          -          -      644,383  (644,383)           - 6.00%, 9/1/27+                        -           -           -
         -          -          -    3,000,000 (3,000,000)           - 6.00%, 1/15/37, TBA                   -           -
                                                                     5.00%, 1/15/38,
         -          -          -    3,000,000 (3,000,000)           - Pool #12713 TBA                       -           -
                                                                     6.00%, 3/1/38,
         -          -          -      404,607  (404,607)           - Pool #A74291+                         -           -           -
                                                                     5.50%, 7/1/38,
         -          -          -      150,049  (150,049)           - Pool #A79018+                         -           -           -
                                                                     5.50%, 7/1/38,
         -          -          -      847,263  (847,263)           - Pool #A79021+                         -           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------





      681,344    (681,344)            -

    1,797,632  (1,797,632)            -


-    3,000,000  (3,000,000)            -



      663,496    (663,496)            -
      665,013    (665,013)            -
-    3,090,000  (3,090,000)            -

-    3,065,625  (3,065,625)            -

      417,206    (417,206)            -

      153,736    (153,736)            -

      868,084    (868,084)            -


                                       311
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     5.50%, 8/1/38,
         -          -          -      491,384  (491,384)           - Pool #G04588+                         -           -           -
                                                                     6.00%, 8/1/38,
         -          -          -      194,053  (194,053)           - Pool #A81114+                         -           -           -
         -          -          -       85,087   (85,087)           - 3.68%, 2/25/45(a)+                    -           -           -
                                                                                                           -           -           -
       Federal Home Loan Mortgage Corporation
                                       (0.0%)
                                                                     5.50%, 1/15/38,
         -          -          -    4,400,000 (4,400,000)           - Pool #27315 TBA                       -           -
 Federal National Mortgage Association (0.0%)
         -          -          -      900,000  (900,000)           - 1.12%, 2/2/09(d)+                     -           -           -
                                                                     5.50%, 3/1/22,
         -          -          -       46,080   (46,080)           - Pool #910081+                         -           -           -
                                                                     5.50%, 7/1/23,
         -          -          -      796,513  (796,513)           - Pool #964571+                         -           -           -
         -          -          -      325,693  (325,693)           - 6.00%, 3/1/27+                        -           -           -
         -          -          -      257,630  (257,630)           - 6.00%, 5/1/27+                        -           -           -
         -          -          -      646,504  (646,504)           - 6.00%, 9/1/27+                        -           -           -
         -          -          -      630,719  (630,719)           - 6.00%, 10/1/27+                       -           -           -
         -          -          -      650,345  (650,345)           - 6.00%, 11/1/27+                       -           -           -
         -          -          -      500,000  (500,000)           - 6.50%, 1/1/35                         -           -           -
         -          -          -   22,900,000 (22,900,000)           - 5.50%, 1/15/37, TBA                   -           -

                                                                     6.50%, 10/1/37,
         -          -          -      385,847  (385,847)           - Pool #947575+                         -           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

      503,459    (503,459)            -

      200,095    (200,095)            -
       76,546     (76,546)            -
    9,703,260  (9,703,260)            -



-    4,503,127  (4,503,127)            -

      899,992    (899,992)            -

       47,538     (47,538)            -

      821,646    (821,646)            -
      335,837    (335,837)            -
      265,655    (265,655)            -
      666,640    (666,640)            -
      650,363    (650,363)            -
      670,600    (670,600)            -
      519,219    (519,219)            -
 -   23,472,500                         -
              (23,472,500)

      401,199    (401,199)            -

                                       312
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
         -          -          -    8,900,000 (8,900,000)           - 6.00%, 1/15/38                        -           -
                                                                     5.50%, 6/1/38,
         -          -          -      949,699  (949,699)           - Pool #889996+                         -           -           -
                                                                     5.00%, 1/13/39,
         -          -          -   24,000,000 (24,000,000)           - Pool #19888 TBA                       -           -

                                                                                                           -           -           -

       TOTAL U.S. GOVERNMENT AGENCY MORTGAGES
 (COST $-)                                                                                                 -           -           -

       U.S. TREASURY OBLIGATIONS
                         (0.2%):
      U.S. Treasury Bills (0.2%)
         -
 1,050,000          -          -            -          -   1,050,000 0.05%, 6/18/09**+             1,049,225           -           -
         -          -          -    2,940,000 (2,940,000)           - 0.03%, 1/15/09(d)+                    -           -
         -          -          -      810,000  (810,000)           - 0.30%, 1/22/09(d)+                    -           -           -
         -          -          -      500,000  (500,000)           - 0.20%, 2/19/09(d)+                    -           -           -
                                                                                                   1,049,225           -           -
    U.S. Treasury Inflation Index Bond (0.0%)
         -          -          -    3,800,000 (3,800,000)           - 2.38%, 1/15/25+                       -           -
         -          -          -      800,000  (800,000)           - 2.00%, 1/15/26+                       -           -           -
         -          -          -    1,800,000 (1,800,000)           - 1.75%, 1/15/28                        -           -
                                                                                                           -           -           -
   U.S. Treasury Inflation Index Notes (0.0%)
         -          -          -      500,000  (500,000)           - 3.50%, 1/15/11                        -           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

-    9,161,438  (9,161,438)            -

      974,615    (974,615)            -

 -   24,502,512                         -
              (24,502,512)
   63,389,754                         -
              (63,389,754)

   80,596,141                         -
              (80,596,141)




            -            -    1,049,225
-    2,939,985  (2,939,985)            -
      809,997    (809,997)            -
      499,984    (499,984)            -
    4,249,966  (4,249,966)    1,049,225

-    4,290,967  (4,290,967)            -
      822,265    (822,265)            -
-    1,719,208  (1,719,208)            -
    6,832,440  (6,832,440)            -

      610,645    (610,645)            -

                                       313
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
         -          -          -    1,100,000 (1,100,000)           - 2.00%, 4/15/12                        -           -
         -          -          -      800,000  (800,000)           - 3.00%, 7/15/12                        -           -           -
         -          -          -    1,000,000 (1,000,000)           - 1.88%, 7/15/13                        -           -
         -          -          -      300,000  (300,000)           - 2.00%, 1/15/14                        -           -           -
         -          -          -      600,000  (600,000)           - 2.00%, 7/15/14                        -           -           -
         -          -          -    1,900,000 (1,900,000)           - 1.88%, 7/15/15                        -           -
         -          -          -      800,000  (800,000)           - 2.38%, 1/15/17                        -           -           -
                                                                                                           -           -           -
      U.S. Treasury Inflation Protected Bonds
                                       (0.0%)
         -          -          -      300,000  (300,000)           - 0.88%, 4/15/10                        -           -           -
 TOTAL U.S. TREASURY OBLIGATIONS                                                                           -           -           -
    (COST $1,049,281)                                                                              1,049,225           -           -

   REPURCHASE AGREEMENTS (0.0%):
                                                                     J.P. Morgan Chase Bank,
                                                                     N.A.,
                                                                     dated 12/31/08, 0.04%,
                                                                     due 1/2/09, proceeds
                                                                     $2,400,005; fully
                                                                     collateralized by FNMA,
                                                                     3.85% 4/17/13, value at
         -          -          -    2,400,000 (2,400,000)           - $2,400,024+                           -           -
                                                                     Barclays Capital, Inc.,
                                                                     dated 12/31/08, 0.06%,
                                                                     due 1/5/09, fully proceeds
                                                                     $4,900,011; collateralized
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------
-    1,144,841  (1,144,841)            -
      944,419    (944,419)            -
-    1,110,179  (1,110,179)            -
      333,169    (333,169)            -
      651,939    (651,939)            -
-    1,998,336  (1,998,336)            -
      852,365    (852,365)            -
    7,645,893  (7,645,893)            -


      322,329    (322,329)            -
            -            -            -
   19,050,628                 1,049,225
              (19,050,628)








-    2,400,000  (2,400,000)            -





                                       314
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     by
                                                                     FHLB, 4.50% 9/16/13, value
         -          -          -    4,900,000 (4,900,000)           - at $4,972,419                         -           -
     TOTAL REPURCHASE AGREEMENTS
 (COST $-)                                                                                                 -           -           -
  PURCHASED CALL OPTIONS (0.0%):
                                                                     Receive 3-Month USD-LIBOR
                                                                     Floating Rate Index,
                                                                     Strike @ 3.50
         -          -          -          600      (600)           - Exp. 2/2/09+                          -           -           -
                                                                     Receive 3-Month USD-LIBOR
                                                                     Floating Rate Index,
                                                                     Strike @ 3.15
         -          -          -          660      (660)           - Exp. 2/4/11+                          -           -           -
                                                                     Receive 3-Month USD-LIBOR
                                                                     Floating Rate Index,
                                                                     Strike @ 3.45
         -          -          -          140      (140)           - Exp. 8/3/09+                          -           -           -
                                                                     Receive 3-Month USD-LIBOR
                                                                     Floating Rate Index,
                                                                     Strike @ 3.45
         -          -          -          590      (590)           - Exp. 8/5/16+                          -           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------



-    4,900,000  (4,900,000)            -

    7,300,000  (7,300,000)            -




      235,941    (235,941)            -



      214,185    (214,185)            -



       46,978     (46,978)            -



      197,981    (197,981)            -


                                       315
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Receive 3-Month USD-LIBOR
                                                                     Floating Rate Index,
                                                                     Strike @ 3.45
         -          -          -          770      (770)           - Exp. 8/3/09                           -           -           -
                                                                     10 Year U.S. Treasury
                                                                     Future
                                                                     Option,
                                                                     Strike @ 83.00
         -          -          -           94       (94)           - Exp. 2/21/09                          -           -           -
                                                                     5 Year U.S. Treasury
                                                                     Future
                                                                     Option,
                                                                     Strike @ 86.50
         -          -          -           42       (42)           - Exp. 2/21/09                          -           -           -
       TOTAL PURCHASED CALL OPTIONS (COST $-)                                                              -           -           -
   PUT OPTIONS PURCHASED (0.0%):
                                                                     Federal Home Loan Mortgage
                                                                     Corporation,
         -          -          -          100      (100)           - 5.50%, Strike @ 73.00
                                                                     Exp. 1/6/09(c)                        -           -           -
                                                                     Federal Home Loan Mortgage
                                                                     Corporation,
                                                                     5.50%, Strike @ 75.25
         -          -          -          340      (340)           - Exp. 2/6/09(c)                        -           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------





      258,382    (258,382)            -




        1,469      (1,469)            -




          328        (328)            -
      955,264    (955,264)            -




            -            -            -



            -            -            -


                                       316
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Federal Home Loan Mortgage
                                                                     Corporation,
                                                                     6.00%, Strike @ 68.00
         -          -          -          300      (300)           - Exp. 2/6/09(c)                        -           -           -
                                                                     Federal Home Loan Mortgage
                                                                     Corporation,
                                                                     5.00%, Strike @ 71.25
         -          -          -          300      (300)           - Exp. 2/6/09(c)                        -           -           -
                                                                     Federal National Mortgage
                                                                     Association,
                                                                     5.00%, Strike @ 47.00
         -          -          -          850      (850)           - Exp. 1/6/09(c)                        -           -           -
                                                                     Federal National Mortgage
                                                                     Association,
                                                                     5.00%, Strike @ 51.00
         -          -          -        1,200    (1,200)           - Exp. 1/6/09(c)                        -           -           -
                                                                     Federal National Mortgage
                                                                     Association,
                                                                     5.00%, Strike @ 65.00
         -          -          -          900      (900)           - Exp. 2/6/09(c)                        -           -           -
                                                                     Federal National Mortgage
                                                                     Association,
                                                                     5.50%, Strike @ 55.00
         -          -          -          900      (900)           - Exp. 1/6/09(c)                        -           -           -
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------


            -            -            -



            -            -            -



            -            -            -



            -            -            -



            -            -            -



            -            -            -



                                       317
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Federal National Mortgage
                                                                     Association,
                                                                     5.50%, Strike @ 60.00
         -          -          -           20       (20)           - Exp. 1/6/09(c)                        -           -           -
                                                                     Federal National Mortgage
                                                                     Association,
                                                                     5.50%, Strike @ 64.00
         -          -          -          400      (400)           - Exp. 1/6/09(c)                        -           -           -
                                                                     Federal National Mortgage
                                                                     Association,
                                                                     5.50%, Strike @ 65.00
         -          -          -        2,200    (2,200)           - Exp. 1/6/09(c)                        -           -           -
                                                                     Federal National Mortgage
                                                                     Association,
                                                                     6.00%, Strike @ 80.25
         -          -          -          200      (200)           - Exp. 2/6/09(c)                        -           -           -
                                                                     Federal National Mortgage
                                                                     Association,
                                                                      6.00%, Strike @ 68.00
         -          -          -          390      (390)           - Exp. 2/6/09(c)                        -           -           -
                                                                     Federal National Mortgage
                                                                     Association,
                                                                     6.00%, Strike @ 80.50
         -          -          -          200      (200)           - Exp. 2/6/09(c)                        -           -           -
                                                                     September FNMA
                                                                     5.00%, Strike @ 94.14
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------

            -            -            -



            -            -            -



            -            -            -



            -            -            -



            -            -            -



            -            -            -

                                       318
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL S&P 500 INDEX FUND

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO
INVESTMENTS ^
AS OF DECEMBER 31,
2008 (UNAUDITED)

 AZL S&P       AZL        AZL     AZL PIMCO   PRO FORMA   PRO FORMA     SECURITY DESCRIPTION    AZL S&P 500      AZL         AZL
500 INDEX   TARGET-    TARGET-   FUNDAMENTAL   AZL S&P    - AZL S&P                              INDEX FUND  TARGET-PLUS TARGET-PLUS
   FUND       PLUS       PLUS     INDEXPLUS   500 INDEX   500 FUND                                           EQUITY FUND DOUBLE PLAY
             EQUITY     DOUBLE   TOTAL RETURN    FUND     PRO FORMA                                                         FUND
              FUND    PLAY FUND      FUND      ADJUST-    COM-BINED
                                                MENTS
SHARES OR  SHARES OR  SHARES OR  SHARES OR    SHARES OR   PRO FORMA                              FAIR VALUE  FAIR VALUE  FAIR VALUE
PRINCIPAL  PRIN-CIPAL PRINCIPAL  PRINCIPAL    PRINCIPAL   COM-BINED
  AMOUNT   AMOUNT     AMOUNT     AMOUNT       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------------


         -          -          -          100      (100)           - Exp. 2/16/09(c)                       -           -           -
     TOTAL PUT OPTIONS PURCHASED
 (COST $-)                                                                                                 -           -           -

      INVESTMENT COMPANY (3.2%):
                                                                     Dreyfus Treasury Prime
                                                                     Cash
 7,552,813  1,966,265  1,890,177    2,445,555          -  13,854,810 Management, 0.17%(d)          7,552,813   1,966,265   1,890,177

 TOTAL INVESTMENT COMPANY                                                                          7,552,813   1,966,265   1,890,177
 (COST $13,854,810)

                                                                      Total Investment
                                                                     Securities
                                                                      (Cost                      256,253,089  56,647,086  56,164,818
                                                                     $533,419,903)(f)-120.4%
                                                                      Net other assets               556,958      98,265     207,404
                                                                     (liabilities)- 20.4%
                                                                      Adjustments for
                                                                     Reorganization Fees
                                                                      Net Assets - 100.0%        256,810,047  56,745,351  56,372,222
------------------------------------------------------------------------------------------------------------------------------------
  AZL PIMCO    PRO FORMA    PRO FORMA -
 FUNDA-MENTAL AZL S&P 500  AZL S&P 500
  INDEXPLUS    INDEX FUND      FUND
 TOTAL RETURN ADJUST-MENTS
     FUND

  FAIR VALUE   FAIR VALUE   PRO FORMA
                             COMBINED
                            FAIR VALUE
----------------------------------------------
       73,585     (73,585)            -

       73,585     (73,585)            -




    2,445,555            -   13,854,810

    2,445,555            -   13,854,810




  155,757,344            -  524,822,337

 (89,855,883)            - (88,993,256)

                 (179,000)    (179,000)

   65,901,461    (179,000)  435,650,081

                                       319
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

Percentages indicated are based on net assets as of December 31, 2008.
* Non-income producing security
** The rate presented represents the effective yield at time of purchase.
+ Investment securities are segregated as collateral. The aggregate fair value of these securities is $69,595,913.
^ Due to the different investment strategy employed by the S&P 500 Index Fund in achieving its investment objective, it is anticipated that substantially all of the investments of the First Trust Target Double Play Fund, PIMCO Fundamental
IndexPLUS Total Return Fund and TargetPLUS Equity Fund will be sold by the merger date.  See Notes 1 and 2 to the Pro Forma
Notes to Combining Financial Statements.

  The foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the funds from buying or selling securities in the normal course of such fund's business and operations.
FNMA-Federal National Mortgage Association
FSA-Insured by Federal Financial Security Assurance
LIBOR-Represents the London InterBank Offered Rate
LLC-Limited Liability Co.
LP-Limited Partnership
PLC-Public Liability Co.
TBA-To be announced, Represents 88.9% of the Fund's net assets.
(a) Variable rate security. The rate presented represents the rate in effect at December 31, 2008. The date presented represents the final maturity date.
(b) Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.
(c) Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2008, these securities represent 1.0% of the net assets of the Fund.
(d) The rate presented represents the effective yield at December 31, 2008.
(e) Defaulted Bond. In connection with the Lehman Brothers Holdings, Inc. bankruptcy filing announcement on September 15, 2008, the
Fund stopped accruing prospective interest amounts on that date.
(f) Represents the estimate reorganization fees and expenses that are to be expected to be paid by the Funds.
(g) Cost for federal income tax purposes is $618,924,789. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:
Unrealized appreciation                                    $15,364,977
Unrealized depreciation                                  (109,467,429)
Net unrealized depreciation                              $(94,102,452)

AZL S&P 500 Index Fund



Futures Contracts

Securities with an aggregate fair value of $1,049,225 have been segregated with the broker to cover margin requirements for the following open contracts as of December 31, 2008.

                                                                   Unrealized
                                            Expiration Number of Appreciation/
Description                            Type    Date    Contracts (Depreciation)
-----------                            ---- ---------- --------- --------------
S&P 500 Index E-Mini March Futures     Long    3/09       196       $208,006
AZL TargetPLUS Equity Fund

                                       320
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

As of December 31, 2008 the Fund's open foreign currency exchange contracts were as follows:

                                    Delivery Contract            Appreciation/
Long Contracts                        Date    Amount  Fair Value (Depreciation)
--------------                      -------- -------- ---------- --------------
Received 106,762 British Sterling
  Pounds in exchange for U.S.
  Dollars                           1/2/2009 $156,972  $153,460     $(3,512)
Received 1,568,565 Hong Kong
  Dollars in exchange for U.S.
  Dollars                           1/2/2009  202,398   202,395          (3)
                                                                    -------
                                                                    $(3,515)
                                                                    =======

AZL PIMCO Fundamental IndexPLUS Total Return Fund

As of December 31, 2008 the Fund's open foreign currency exchange contracts were as follows:

                                   Delivery  Contract            Appreciation/
Long Contracts                       Date     Amount  Fair Value (Depreciation)
--------------                     --------- -------- ---------- --------------
Received 54,000 United Arab
  Emirates Dirham in exchange for
  U.S. Dollars                     4/16/2009 $ 14,974  $ 14,645     $   (329)
Received 510,284 Brazilian Real
  in exchange for U.S. Dollars      6/2/2009  268,218   208,487      (59,731)
Received 5,515,337 Chinese
  Renminbi in exchange for U.S.
  Dollars                          7/15/2009  850,000   795,169      (54,831)
Received 1,274,552 Chinese
  Renminbi in exchange for U.S.
  Dollars                           9/8/2009  183,977   183,515         (462)
Received 223,875 European Euro in
  exchange for U.S. Dollars        1/13/2009  301,531   310,968        9,437
Received 456,800,000
  Indonesian Rupiah in exchange
   for U.S. Dollars                3/31/2009   43,397    40,786       (2,611)

                                       321
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

Received 14,879,339 Indian Rupee
  in exchange for U.S. Dollars      4/9/2009  296,620   303,080        6,460
Received 4,894,000 Japanese Yen
  in exchange for U.S. Dollars      1/8/2009   51,282    54,010        2,728
Received 4,000 Kuwaiti Dinar in
  exchange for U.S. Dollars        4/16/2009   15,323    14,262       (1,061)
Received 644,019 Malaysian
  Ringgit in exchange for U.S.
  Dollars                          2/12/2009  191,829   186,017       (5,812)
Received 247,570 Malaysian
  Ringgit in exchange for U.S.
  Dollars                          4/14/2009   70,000    71,497        1,497
Received 7,256,090 Philippine
  Peso in exchange for U.S.
  Dollars                           2/6/2009  157,430   152,162       (5,268)
Received 3,871,300 Philippine
  Peso in exchange for U.S.
  Dollars                           5/6/2009   80,000    80,749          749
Received 3,521,000 Russian Ruble
  in exchange for U.S. Dollars      5/6/2009  146,224   102,232      (43,992)
Received 55,600 Saudi Arabian
  Riyal in exchange for U.S.
  Dollars                          4/16/2009   15,029    14,811         (218)
Received 88,188 Singapore Dollars
  in exchange for U.S. Dollars     1/16/2009   60,000    61,198        1,198
Received 449,169 Singapore
  Dollars in exchange for U.S.
  Dollars                          4/14/2009  306,212   311,468        5,256
Received 57,856 Singapore Dollars
  in exchange for U.S. Dollars     7/30/2009   40,000    40,118          118

                                       322
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information
                                                                   ---------
                                                                   $(146,872)
                                                                   =========

                                   Delivery  Contract            Appreciation/
Short Contracts                      Date     Amount  Fair Value (Depreciation)
---------------                    --------- -------- ---------- --------------
Delivered 54,000 United Arab
  Emirates Dirham in exchange for
  U.S.
Dollars                            4/16/2009 $ 14,615  $ 14,645    $     (30)
Delivered 152,000 Australian
  Dollars in exchange for U.S.
  Dollars                          1/22/2009   98,443   105,660       (7,217)
Delivered 368,146 Brazilian Real
  in exchange for U.S. Dollars      2/3/2009  152,621   155,953       (3,332)
Delivered 92,900 Brazilian Real
  in exchange for U.S. Dollars      6/2/2009   36,575    37,956       (1,381)
Delivered 4,269,962 Chinese
  Renminbi in exchange for U.S.
  Dollars                          7/15/2009  603,936   615,618      (11,682)
Delivered 620,000 European Euro
  in exchange for U.S. Dollars     1/13/2009  783,084   861,194      (78,110)
Delivered 592,000 British
  Sterling Pounds in exchange for
  U.S. Dollars                     1/13/2009  877,557   850,581       26,976
Delivered 456,800,000 Indonesian Rupiah in
  exchange for U.S. Dollars                 3/31/2009  37,341  40,786   (3,445)
Delivered 14,879,339 Indian Rupee in
  exchange for U.S. Dollars                  4/9/2009 289,704 303,080  (13,376)
Delivered 5,872,857 Japanese Yen in
  exchange for U.S. Dollars                  1/8/2009  62,000  64,813   (2,813)
Delivered 4,000 Kuwaiti Dinar in exchange
  for U.S. Dollars                          4/16/2009  14,000  14,262     (262)
Delivered 38,691 Malaysian Ringgit in
  exchange for U.S. Dollars                 2/19/2009  10,800  11,174     (374)

                                       323
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

Delivered 247,570 Malaysian Ringgit in
  exchange for U.S. Dollars                 4/14/2009  67,347  71,497   (4,150)
Delivered 605,328 Malaysian Ringgit in
  exchange for U.S. Dollars                 2/12/2009 167,769 174,842   (7,073)
Delivered 7,256,090 Philippine Peso in
  exchange for U.S. Dollars                  2/6/2009 145,461 152,162   (6,701)
Delivered 3,871,300 Philippine Peso in
  exchange for U.S. Dollars                  5/6/2009  76,690  80,749   (4,059)
Delivered 3,521,000 Russian Ruble in
  exchange for U.S. Dollars                  5/6/2009 144,966 102,232   42,734
Delivered 55,600 Saudi Arabian Riyal in
  exchange for U.S. Dollars                 4/16/2009  14,740  14,811      (71)
Delivered 88,188 Singapore Dollars in
  exchange for U.S. Dollars                 1/16/2009  59,580  61,198   (1,618)
Delivered 449,169 Singapore Dollars in
  exchange for U.S. Dollars                 4/14/2009 300,941 311,469  (10,528)
Delivered 57,856 Singapore Dollars in
  exchange for U.S. Dollars                 7/30/2009  38,040  40,118   (2,078)
                                                                      --------
                                                                      $(88,590)
As of December 31, 2008 the Fund's open future contracts were as follows:

                                                                   Unrealized
                                            Expiration Number of Appreciation/
Futures Contracts Description          Type    Date    Contracts (Depreciation)
-----------------------------          ---- ---------- --------- --------------

                                       324
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

Euro Eribor March Futures              Long    3/09        3       $   31,678
Euro Eribor June Futures               Long    6/09        2           22,509
90-Day British Sterling Pound March
  Futures                              Long    3/09       30          260,646
90-Day British Sterling Pound June
  Futures                              Long    6/09       24          206,759
90-Day British Sterling Pound
  December Futures                     Long   12/09        1            5,363
90-Day Eurodollar March Futures        Long    3/10       29          214,600
90-Day Eurodollar March Futures        Long    3/09       88          591,888
90-Day Eurodollar June Futures         Long    6/10        1            5,538
90-Day Eurodollar June Futures         Long    6/09       57          313,000
90-Day Eurodollar September Futures    Long    9/10        1            5,712
90-Day Eurodollar September Futures    Long    9/09       62          447,712
90-Day Eurodollar December Futures     Long   12/09       35          246,925
U.S. Treasury 5-Year Note March
  Futures                              Long    3/09       42          (24,688)
U.S. Treasury 2-Year Note March
  Futures                              Long    3/09        5            6,703
U.S. Treasury 10-Year Note March
  Futures                              Long    3/09       91          234,656
                                                                   ----------
                                                                   $2,569,001
                                                                   ==========
Total Return Swaps at December 31, 2008:

                                                                   Unrealized
                  Receive Total              Expiration Notional Appreciation/
Counterparty         Return          Pay        Date     Amount  (Depreciation)
------------      -------------  ----------  ---------- -------- --------------
Merrill Lynch &   Enhanced       1-month USD
  Co., Inc.       RAFI 1000      LIBOR
                  Total Return   plus 0.20%
                  Index                       10/15/09  $493,682  $ 1,528,959
Credit Suisse     Enhanced       1-month USD
  First Boston    RAFI 1000      LIBOR
                  Total Return   plus 0.20%
                  Index                       10/15/09   207,618      796,055
Credit Suisse     Enhanced       1-month USD
  First Boston    RAFI 1000      LIBOR
                  1000 Total     plus 0.20%
                  Return
                  Index                       03/13/09    71,293      449,586

                                       325
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

Merrill Lynch &   Enhanced       1-month USD
  Co., Inc.       RAFI 1000      LIBOR
                  Total Return   plus 0.23%
                  Index                       09/15/09    52,381   (1,722,400)
                                                                  -----------
                                                                  $ 1,052,200

Credit Default Swaps at December 31, 2008

Credit Default Swaps on                                                                                 Unrealized    Implied
Corporate and Sovereign     Reference      Buy/Sell    (Pay)/Receive Expiration Notional     Market   (Depreciation)  Credit
Issues Counterparty          Entity      Protection(1)  Fixed Rate      Date    Amount(2)    Value    Appreciation/  Spread(3)
-----------------------   -------------- ------------- ------------- ---------- ---------- ---------  -------------- ---------
Citibank                  General
                          Electric Corp.     Sell          1.10%       6/20/10  $  100,000 $  (4,738)   $  (4,708)      4.50%
Barclays Capital          General
                          Electric Corp.     Sell          0.85        6/20/10     100,000    (5,088)      (5,064)      4.50%
BNP Paribas               General
                          Electric Corp.     Sell          1.10       12/20/09     200,000    (6,550)      (6,451)      4.55%
Deutsche Bank Group       General
                          Electric Corp.     Sell          1.02        6/20/10     100,000    (4,850)      (4,822)      4.50%
Goldman Sachs             General
                          Electric Corp.     Sell          8.90        3/20/13     100,000   (73,411)     (73,114)     79.34%
Deutsche Bank Group       Berkshire
                          Hathaway
                          Finance Cor        Sell          0.88        3/20/13   3,000,000  (264,675)    (263,795)      3.30%
Credit Suisse First

Boston                    Federal
                          Republic of
                          Panama       Sell 0.30  2/20/09    700,000      (2,048)    (2,048)  2.38%
Morgan Stanley            Government
                          of Ukraine   Sell 0.61  2/20/09    400,000     (19,636)   (19,636) 36.42%
Barclays Capital          Federal
                          Republic of
                          Indonesia    Sell 0.37  3/20/09    700,000      (5,715)    (5,715)  4.13%
Morgan Stanley            Federal
                          Republic of
                          Peru         Sell 0.31  3/20/09    300,000        (524)      (258)  1.11%
Goldman Sachs             General
                          Motors Corp. Sell 9.05  3/20/13    100,000     (73,254)   (72,953) 79.34%
Goldman Sachs             General
                          Motors Corp. Sell 5.00  6/20/13    800,000    (622,608)  (479,275) 77.71%
Merrill Lynch             General
                          Motors Corp. Sell 1.08 12/20/09    200,000      (6,512)    (6,489)  4.55%
                                                          ---------- -----------  ---------
                                                          $6,800,000 $(1,089,609) $(944,328)
                                                          ========== ===========  =========

                                       326
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

Credit Default Swaps on Credit Indices

                                                    (Pay)/
                                                    Receive                                   Unrealized
                                        Buy/Sell     Fixed  Expiration Notional    Market   Appreciation/
Counterparty      Reference Entity    Protection(1)  Rate      Date    Amount(2)  Value(4)  (Depreciation)
------------    --------------------- ------------- ------- ---------- ---------- --------  --------------
Deutsche Bank
Group           CDX IG11 Future           Sell        1.50%  12/20/13  $  200,000 $ (3,994)    $    567
Citibank        HY 8 Year 100 25-35%
                Future                    Sell        2.14    6/20/12     500,000  (85,422)     (85,065)
Morgan Stanley  IG-9 10 Year Future       Buy        (0.80)  12/20/17      97,600    4,983       (3,850)
Deutsche Bank
Group           IG9 5 Year 30-100%
                Future                    Sell        0.71   12/20/12     388,914    2,151        2,243
Goldman Sachs   IG9 10 Year 30-100%
                Future                    Sell        0.55   12/20/17      97,228      531          546
                                                                       ---------- --------     --------
                                                                       $1,283,742 $(81,751)    $(85,559)
                                                                       ========== ========     ========

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either
    (i) pay to the buyer of protection an amount equal to the notional amount of the related defaulted reference entities and take delivery of the reference entities or (ii) pay a net amount equal to the notional amount of the related defaulted reference entities less their recovery value. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either
    (i) receive from the seller of protection an amount equal to the notional amount of the related defaulted reference entities and deliver the reference entities or (ii) receive a net amount equal to the notional amount of the related defaulted reference entities less their recovery value.

(2) The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4) The market value of credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk for the credit derivative as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps at December 31, 2008

                                       327
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

                                                                 (Pay)/                                   Unrealized
                                                            Receive Floating Fixed  Expiration Notional Appreciation/
Counterparty                Floating Rate Index                   Rate       Rate      Date     Amount  (Depreciation)
------------                ------------------------------- ---------------- -----  ---------- -------- --------------
Morgan Stanley              Brazil Cetip Interbank                Pay        12.78%    1/4/10  $300.000    $   (827)
                              Deposit Rate
Union Bank of Switzerland   Brazil Cetip Interbank Deposit        Pay        12.41     1/4/10   200,000         821
                              Rate
Credit Suisse First Boston  6-Month GBP LIBOR                     Pay         5.00    6/15/09   100,000       3,560
Barclays Capital            6-Month GBP LIBOR                     Pay         6.00    3/20/09   300,000      (2,583)
Royal Bank of Scotland      6-Month GBP LIBOR                   Receive       4.00   12/15/36   100,000     (37,565)
Merrill Lynch & Co.         Brazil Cetip Interbank Deposit        Pay        12.95     1/4/10   100,000       8,413
                              Rate
Goldman Sachs Group         6-Month GBP LIBOR                     Pay         5.00    6/15/09   600,000      20,855
Barclays Capital            6-Month GBP LIBOR                     Pay         5.00    6/15/09   300,000      12,381
Barclays Capital            Brazil Cetip Interbank Deposit        Pay        11.36     1/4/10   300,000       1,691
                              Rate
Goldman Sachs Group         Brazil Cetip Interbank Deposit        Pay        11.47     1/4/10   100,000       1,734
                              Rate

Merrill Lynch & Co.        Brazil Cetip Interbank
                             Deposit Rate            Pay   11.43   1/4/10   200,000      3,429
Royal Bank of Scotland     6-Month GBP LIBOR         Pay    6.00  3/20/09   200,000     (1,815)
Morgan Stanley             Brazil Cetip Interbank
                             Deposit Rate            Pay   12.67   1/4/10   200,000      1,080
Union Bank of Switzerland  Brazil Cetip Interbank
                             Deposit Rate            Pay   10.58   1/2/12   400,000      3,931
Merrill Lynch & Co.        Brazil Cetip Interbank
                             Deposit Rate            Pay   11.98   1/2/12   400,000      1,095
Citibank                   3-Month USD LIBOR       Receive  3.00  6/17/29   500,000     32,109
Barclays Capital           Brazil Cetip Interbank
                             Deposit Rate            Pay   12.54   1/2/12   200,000      1,179
Union Bank of Switzerland  Brazil Cetip Interbank
                             Deposit Rate            Pay   12.54   1/2/12   200,000        (53)
Merrill Lynch & Co.        Brazil Cetip Interbank
                             Deposit Rate            Pay   12.54   1/2/12   400,000      1,980

                                       328
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

Deutsche Bank AG           3-Month USD LIBOR       Receive  3.00  6/17/29 1,200,000     48,725
Union Bank of Switzerland  3-Month Australian
                             Bank Bill Rate          Pay    7.50  3/15/10   100,000      3,218
Royal Bank of Scotland     3-Month USD LIBOR       Receive  3.00  6/17/29   300,000      7,686
Union Bank of Switzerland  3-Month Australian
                             Bank Bill Rate          Pay    7.00  6/15/10 2,400,000     50,536
Merrill Lynch & Co.        3-Month USD LIBOR       Receive  5.00 12/17/38   800,000   (287,029)
Morgan Stanley             3-Month USD LIBOR       Receive  5.00 12/17/38 2,300,000 (1,095,673)
Merrill Lynch & Co.        3-Month USD LIBOR         Pay    4.00  6/17/11   800,000     18,258
Morgan Stanley             3-Month USD LIBOR       Receive  5.00 12/17/28   100,000    (32,689)
Deutsche Bank AG           6-Month GBP LIBOR       Receive  4.00 12/15/36   300,000   (133,838)
Royal Bank of Scotland     3-Month USD LIBOR         Pay    4.00  6/17/11 3,000,000     31,089
Deutsche Bank AG           3-Month USD LIBOR         Pay    4.00  6/17/11   100,000      1,385
Bank of America            3-Month USD LIBOR       Receive  5.00 12/17/28   200,000    (69,633)
Royal Bank of Scotland     3-Month USD LIBOR       Receive  5.00 12/17/28   100,000    (34,397)
Citibank North America     3-Month USD LIBOR       Receive  5.00 12/17/38 1,200,000   (565,473)
Union Bank of Switzerland  6-Month Australian
                             Bank Bill Rate          Pay    7.50  3/15/11   700,000     31,060
Bank of America            3-Month USD LIBOR       Receive  5.00 12/17/38   500,000   (210,152)
Royal Bank of Scotland     3-Month USD LIBOR       Receive  5.00 12/17/38 5,000,000 (1,736,515)
HSBC Bank USA              6-Month GBP LIBOR         Pay    5.00  9/17/13   200,000     19,412
Goldman Sachs Group        6-Month GBP LIBOR         Pay    6.00  6/19/09 1,500,000     35,581


Goldman Sachs Group     6-Month GBP LIBOR  Receive 5.50 12/15/36   100,000    (40,909)
BNP Paribas             6-Month EUR LIBOR    Pay   4.50  3/18/14   200,000     18,678
Deutsche Bank AG        3-Month USD LIBOR  Receive 5.00 12/17/38   900,000   (418,511)
Royal Bank of Scotland  3-Month USD LIBOR    Pay   4.00  6/17/10 1,100,000     31,341
Barclays Capital        3-Month USD LIBOR    Pay   4.00 12/16/10   200,000      4,336
Royal Bank of Scotland  6-Month GBP LIBOR    Pay   5.25  3/18/14   100,000     14,001
Goldman Sachs Group     6-Month GBP LIBOR    Pay   5.25  3/18/14   100,000     13,943
Morgan Stanley          3-Month USD LIBOR    Pay   4.00  6/17/10   800,000     23,064
                                                                           ----------
                                                                           (4,221,091)
                                                                           ==========

                                       329
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

Written options outstanding on December 31, 2008:

                                                   Exercise Expiration Number of             Fair
Security Description                                Price      Date    Contracts  Premium    Value
--------------------                               -------- ---------- --------- --------  --------
Put - IMM Eurodollar Time Deposit March Future       $ 98    3/17/09      (4)    $ (1,115) $   (225)
Put - IMM Eurodollar Time Deposit March Future         98    3/17/09      (3)      (1,329)     (263)
Put - IMM Eurodollar Time Deposit March Future         99    3/17/09      (7)      (1,008)   (1,006)
Put - CBOT U.S. 5 Year Treasury Note February
  Future                                              118    2/21/09      (7)      (4,022)   (5,961)
Put - CBOT U.S. 10 Year Treasury Note March Future    124    2/21/09      (3)      (3,649)   (4,921)
                                                                                 --------  --------
                                                                                 $(11,123) $(12,376)
                                                                                 ========  ========

Written Swap Options outstanding on December 31, 2008:


                                                                                       Number
                                                    Pay/Receive   Exercise Expiration    of
Description                     Counterparty       Floating Index   Rate      Date    Contracts  Premium    Fair Value
-----------                ----------------------- -------------- -------- ---------- --------- ---------  -----------
Call--OTC 7-Year Interest                           Rec--3-month
  Rate Swap                  Barclay's Capital       USD-LIBOR      4.60%    2/4/16     (100)   $ (32,100) $  (143,912)
Call--OTC 7-Year Interest                           Rec--3-month
  Rate Swap                Royal Bank of Scotland    USD-LIBOR      4.25     2/4/16     (220)     (66,330)    (266,818)
Call--OTC 5-Year Interest                           Rec--3-month
  Rate Swap                  Barclay's Capital       USD-LIBOR      4.15     8/5/16      (60)     (15,060)     (52,563)
Call--OTC 7-Year Interest                           Rec--3-month
  Rate Swap                Royal Bank of Scotland    USD-LIBOR      4.40     8/5/16     (200)     (65,040)    (247,528)
Call--OTC 5-Year Interest                           Rec--3-month
  Rate Swap                    Merrill Lynch         USD-LIBOR      4.40     8/5/16     (260)     (85,800)    (321,786)
Call--OTC 5-Year Interest                           Pay--3-month
  Rate Swap                  Barclay's Capital       USD LIBOR      2.75    5/22/09      (50)      (3,612)      (5,188)
                                                                                                ---------  -----------
                                                                                                $(267,942) $(1,037,795)
                                                                                                =========  ===========

                                       330
                 The Allianz Variable Insurance Products Trust -
                       Statement of Additional Information

AZL Van Kampen Global Franchise Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)

                   AZL        Pro                                    AZL Van
               Oppenheimer   Forma                                   Kampen
   AZL Van     Global Fund Combined                                  Global        AZL
Kampen Global   Shares or  Shares or                                Franchise  Oppenheimer   Pro Forma
Franchise Fund  Principal  Principal                                Fund Fair  Global Fund Combined Fair
    Shares       Amount     Amount       Security Description         Value    Fair Value      Value
-------------- ----------- --------- ------------------------------ ---------- ----------- -------------
Common Stocks (96.3%):
Aerospace & Defense (1.5%):
        --       11,240      11,240  Boeing Co. (The)               $       -- $  479,611   $  479,611
                                     Empresa Brasileira de
        --       40,200      40,200  Aeronautica
                                     SA, ADR                                --    651,642      651,642
                                     European Aeronautic Defence
        --       69,630      69,630  and
                                     Space Co.                              --  1,175,429    1,175,429
        --        8,310       8,310  Lockheed Martin Corp.                  --    698,705      698,705
        --       11,020      11,020  Northrop Grumman Corp.                 --    496,341      496,341
        --       19,900      19,900  Raytheon Co.                           --  1,015,696    1,015,696
                                                                    ---------- ----------   ----------
                                                                            --  4,517,424    4,517,424
                                                                    ---------- ----------   ----------
Air Freight & Logistics (0.3%):
        --       41,300      41,300  TNT NV                                 --    793,127      793,127
                                                                    ---------- ----------   ----------
Automobiles (1.9%):
                                     Bayerische Motoren Werke AG
        --       29,134      29,134  (BMW)                                  --    910,362      910,362
        --       10,923      10,923  Bayerische Motoren Werke (BMW)         --    217,649      217,649
   199,828           --     199,828  Harley-Davidson, Inc.           3,391,081         --    3,391,081
        --        6,259       6,259  Porsche AG                             --    495,908      495,908
        --       25,000      25,000  Toyota Motor Corp.                     --    818,501      818,501
                                                                    ---------- ----------   ----------
                                                                     3,391,081  2,442,420    5,833,501
                                                                    ---------- ----------   ----------

                                      331
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL Van Kampen Global Franchise Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)

                   AZL        Pro                                    AZL Van
               Oppenheimer   Forma                                   Kampen
   AZL Van     Global Fund Combined                                  Global        AZL
Kampen Global   Shares or  Shares or                                Franchise  Oppenheimer   Pro Forma
Franchise Fund  Principal  Principal                                Fund Fair  Global Fund Combined Fair
    Shares       Amount     Amount       Security Description         Value    Fair Value      Value
-------------- ----------- --------- -----------------------------  ---------- ----------- -------------
Beverages (6.8%):
    99,359            --     99,359  Brown-Forman Corp., Class B     5,115,995         --    5,115,995
   892,967            --    892,967  C&C Group plc                   1,807,864         --    1,807,864
        --        16,790     16,790  Companhia de Bebidas das
                                     Americas, ADR, Preferred
                                     Shares                                 --    743,965      743,965
   383,372        44,304    427,676  Diageo plc                      5,331,612    616,142    5,947,754
        --       387,800    387,800  Fomento Economico Mexicano,
                                     SAB de CV                              --  1,159,627    1,159,627
        --       172,390    172,390  Grupo Modelo, SA de CV,
                                     Series C                               --    547,867      547,867
    72,035            --     72,035  Pernod-Ricard SA                5,341,176         --    5,341,176
                                                                    ----------  ---------   ----------
                                                                    17,596,647  3,067,601   20,664,248
                                                                    ----------  ---------   ----------
Biotechnology (0.3%):
        --        16,600     16,600  Acadia Pharmaceuticals, Inc.*          --     14,940       14,940
        --        14,700     14,700  InterMune, Inc.*                       --    155,526      155,526
                                     Regeneron Pharmaceuticals,
        --         9,800      9,800  Inc.*                                  --    179,928      179,928
        --        27,600     27,600  Seattle Genetics, Inc.*                --    246,744      246,744
        --        24,400     24,400  Theravance, Inc.*                      --    302,316      302,316
                                                                    ----------  ---------   ----------
                                                                            --    899,454      899,454
                                                                    ----------  ---------   ----------
Building Products (0.4%):
        --       116,800    116,800  Assa Abloy AB, Class B                 --  1,326,014    1,326,014
                                                                    ----------  ---------   ----------
Chemicals (1.5%):
   156,216            --             Scotts Co., Class A             4,642,740         --    4,642,740
                                                                    ----------  ---------   ----------

                                      332
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL Van Kampen Global Franchise Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)

                   AZL                                               AZL Van
               Oppenheimer Pro Forma                                 Kampen
   AZL Van     Global Fund Combined                                  Global       AZL
Kampen Global   Shares or  Shares or                                Franchise Oppenheimer   Pro Forma
Franchise Fund  Principal  Principal                                Fund Fair Global Fund Combined Fair
    Shares       Amount     Amount       Security Description         Value   Fair Value      Value
-------------- ----------- --------- ------------------------------ --------- ----------- -------------
Commercial Banks (1.5%):
         --       49,350      49,350 Credit Suisse Group                   --  1,353,218    1,353,218
         --      121,190     121,190 HSBC Holdings plc                     --  1,163,369    1,163,369
         --          500         500 ICICI Bank, Ltd., ADR                 --      9,625        9,625
                                     Royal Bank of Scotland Group
         --      346,190     346,190 plc                                   --    250,204      250,204
         --       11,662      11,662 Societe Generale                      --    590,585      590,585
                                     Sumitomo Mitsui Financial
         --          247         247 Group, Inc.(a)                        --  1,083,879    1,083,879
                                                                    ---------  ---------    ---------
                                                                           --  4,450,880    4,450,880
                                                                    ---------  ---------    ---------
Commercial Services & Supplies (3.0%):
  1,326,413           --   1,326,413 Experian plc                   8,304,549         --    8,304,549
         --       18,500      18,500 Secom Co., Ltd.                       --    953,120      953,120
                                                                    ---------  ---------    ---------
                                                                    8,304,549    953,120    9,257,669
                                                                    ---------  ---------    ---------
Communications Equipment (2.3%):
         --       87,870      87,870 Corning, Inc.                         --    837,401      837,401
         --      105,670     105,670 Juniper Networks, Inc.*               --  1,850,282    1,850,282
         --       50,780      50,780 Tandberg ASA                          --    559,340      559,340
         --      504,870     504,870 Ericsson LM, Class B                  --  3,874,285    3,874,285
         --      126,900     126,900 Wire and Wireless India, Ltd.*        --     32,283       32,283
                                                                    ---------  ---------    ---------
                                                                           --  7,153,591    7,153,591
                                                                    ---------  ---------    ---------
Consumer Finance (0.4%):
         --      105,400     105,400 SLM Corp.*                            --    938,060      938,060
         --          111         111 Sony Financial Holdings, Inc.         --    426,357      426,357
                                                                    ---------  ---------    ---------
                                                                           --  1,364,417    1,364,417
                                                                    ---------  ---------    ---------

                                      333
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL Van Kampen Global Franchise Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)

                    AZL        Pro                                    AZL Van
                Oppenheimer   Forma                                   Kampen
   AZL Van      Global Fund Combined                                  Global       AZL
Kampen Global    Shares or  Shares or                                Franchise Oppenheimer   Pro Forma
Franchise Fund   Principal  Principal                                Fund Fair Global Fund Combined Fair
   Shares         Amount     Amount       Security Description         Value   Fair Value      Value
--------------  ----------- --------- ------------------------------ --------- ----------- -------------
Diversified Consumer Services (2.8%):
   209,537            --     209,537  Career Education Corp.*        3,759,094         --    3,759,094
                                      Weight Watchers
   165,015            --     165,015  International, Inc.            4,854,741         --    4,854,741
                                                                     ---------  ---------    ---------
                                                                     8,613,835         --    8,613,835
                                                                     ---------  ---------    ---------
Diversified Financial Services (1.7%):
        --        51,850      51,850  3I Group plc                          --    204,216      204,216
        --        29,400      29,400  Citigroup, Inc.                       --    197,274      197,274
        --           500         500  CME Group, Inc.                       --    104,055      104,055
        --        71,153      71,153  Investor AB, B Shares                 --  1,071,348    1,071,348
   174,543            --     174,543  Moody's Corp.                  3,506,569         --    3,506,569
                                                                     ---------  ---------    ---------
                                                                     3,506,569  1,576,893    5,083,462
                                                                     ---------  ---------    ---------
Electric Utilities (0.3%):
        --        42,100      42,100  Fortum OYJ                            --    904,180      904,180
                                                                     ---------  ---------    ---------
Electrical Equipment (0.4%):
        --        21,800      21,800  Emerson Electric Co.                  --    798,098      798,098
        --        80,000      80,000  Mitsubishi Electric Corp.             --    500,727      500,727
                                                                     ---------  ---------    ---------
                                                                            --  1,298,825    1,298,825
                                                                     ---------  ---------    ---------
Electronic Equipment & Instruments (1.2%):
        --        46,100      46,100  HOYA Corp.                            --    801,018      801,018
        --         4,630       4,630  Keyence Corp.                         --    948,230      948,230
        --         7,300       7,300  KYOCERA Corp.                         --    526,738      526,738
        --        28,100      28,100  Murata Manufacturing Co., Ltd.        --  1,101,759    1,101,759
        --         7,900       7,900  Nidec Corp.                           --    307,281      307,281
                                                                     ---------  ---------    ---------
                                                                            --  3,685,026    3,685,026
                                                                     ---------  ---------    ---------

                                      334
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL Van Kampen Global Franchise Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)

                    AZL        Pro                                    AZL Van
                Oppenheimer   Forma                                   Kampen
   AZL Van      Global Fund Combined                                  Global        AZL
Kampen Global    Shares or  Shares or                                Franchise  Oppenheimer   Pro Forma
Franchise Fund   Principal  Principal                                Fund Fair  Global Fund Combined Fair
   Shares         Amount     Amount       Security Description         Value    Fair Value      Value
--------------  ----------- --------- -----------------------------  ---------- ----------- -------------
Energy Equipment & Services (0.6%):
        --         26,730     26,730  Technip SA                             --    818,810      818,810
        --         18,672     18,672  Transocean, Ltd.*                      --    882,252      882,252
                                                                     ----------  ---------   ----------
                                                                             --  1,701,062    1,701,062
                                                                     ----------  ---------   ----------
Food & Staples Retailing (1.2%):
        --         23,785     23,785  Seven & I Holdings, Ltd.               --    815,048      815,048
        --        212,163    212,163  Tesco plc                              --  1,105,082    1,105,082
        --         31,500     31,500  Wal-Mart Stores, Inc.                  --  1,765,890    1,765,890
                                                                     ----------  ---------   ----------
                                                                             --  3,686,020    3,686,020
                                                                     ----------  ---------   ----------
Food Products (11.9%):
   873,842         97,385    971,227  Cadbury plc                     7,647,823    852,309    8,500,132
   105,160             --    105,160  Groupe Danone                   6,346,214         --    6,346,214
   111,684             --    111,684  Kellogg Co.                     4,897,343         --    4,897,343
   195,642             --    195,642  SFR Nestle SA, Class B          7,714,016         --    7,714,016
   385,989             --    385,989  Unilever plc                    8,769,665         --    8,769,665
                                                                     ----------  ---------   ----------
                                                                     35,375,061    852,309   36,227,370
                                                                     ----------  ---------   ----------
Health Care Providers & Services (0.4%):
        --         33,900     33,900  Aetna, Inc.                            --    966,150      966,150
        --          8,900      8,900  WellPoint, Inc.*                       --    374,957      374,957
                                                                     ----------  ---------   ----------
                                                                             --  1,341,107    1,341,107
                                                                     ----------  ---------   ----------
Hotels, Restaurants & Leisure (2.2%):
        --         23,187     23,187  Aristocrat Leisure, Ltd.               --     64,049       64,049
        --         53,200     53,200  Carnival Corp.                         --  1,293,824    1,293,824

                                      335
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL Van Kampen Global Franchise Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)

                    AZL        Pro                                    AZL Van
                Oppenheimer   Forma                                   Kampen
   AZL Van      Global Fund Combined                                  Global        AZL
Kampen Global    Shares or  Shares or                                Franchise  Oppenheimer   Pro Forma
Franchise Fund   Principal  Principal                                Fund Fair  Global Fund Combined Fair
   Shares         Amount     Amount       Security Description         Value    Fair Value      Value
--------------  ----------- --------- -----------------------------  ---------- ----------- -------------
        --         25,000     25,000  McDonald's Corp.                       --  1,554,750    1,554,750
        --         28,800     28,800  Shuffle Master, Inc.*                  --    142,848      142,848
   376,750             --    376,750  Starbucks Corp.*                3,564,055         --    3,564,055
                                                                     ----------  ---------   ----------
                                                                      3,564,055  3,055,471    6,619,526
                                                                     ----------  ---------   ----------
Household Durables (2.5%):
   119,600             --    119,600  Fortune Brands, Inc.            4,937,088         --    4,937,088
                                      Koninklijke Philips
        --         63,900     63,900  Electronics NV                         --  1,242,650    1,242,650
        --         65,200     65,200  Sony Corp.                             --  1,417,697    1,417,697
                                                                     ----------  ---------   ----------
                                                                      4,937,088  2,660,347    7,597,435
                                                                     ----------  ---------   ----------
Household Products (7.6%):
        --         18,400     18,400  Colgate-Palmolive Co.                  --  1,261,136    1,261,136
        --         46,200     46,200  Hindustan Unilever, Ltd.               --    238,561      238,561
   218,000             --    218,000  Kao Corp.                       6,603,145         --    6,603,145
   106,593             --    106,593  Procter & Gamble Co.            6,589,579         --    6,589,579
   203,469         27,723    231,192  Reckitt Benckiser Group plc     7,578,279  1,032,553    8,610,832
                                                                     ----------  ---------   ----------
                                                                     20,771,003  2,532,250   23,303,253
                                                                     ----------  ---------   ----------
Industrial Conglomerates (1.3%):
        --         22,900     22,900  3M Co.                                 --  1,317,666    1,317,666
        --         33,819     33,819  Siemens AG                             --  2,538,062    2,538,062
                                                                     ----------  ---------   ----------
                                                                             --  3,855,728    3,855,728
                                                                     ----------  ---------   ----------
Insurance (0.7%):
        --         25,800     25,800  AFLAC, Inc.                            --  1,182,672    1,182,672
        --        129,890    129,890  Prudential plc                         --    790,605      790,605

                                      336
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL Van Kampen Global Franchise Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)

                         AZL        Pro                                    AZL Van
                     Oppenheimer   Forma                                   Kampen
      AZL Van        Global Fund Combined                                  Global        AZL
   Kampen Global      Shares or  Shares or                                Franchise  Oppenheimer   Pro Forma
  Franchise Fund      Principal  Principal                                Fund Fair  Global Fund Combined Fair
      Shares           Amount     Amount       Security Description         Value    Fair Value      Value
   --------------    ----------- --------- -----------------------------  ---------- ----------- -------------
                 --     68,300     68,300  XL Capital, Ltd., Class A              --    252,710      252,710
                                                                                  --  2,225,987    2,225,987
                                                                          ----------  ---------   ----------
Internet Software & Services (1.7%):
            280,345    100,100    380,445  eBay, Inc.*                     3,913,616  1,397,396    5,311,012
                                                                          ----------  ---------   ----------
IT Services (0.5%):
                                           Automatic Data Processing,
                 --     42,200     42,200  Inc.                                   --  1,660,148    1,660,148
                                                                          ----------  ---------   ----------
Leisure Equipment & Products (0.1%):
                 --     28,400     28,400  Sega Sammy Holdings, Inc.              --    329,619      329,619
                                                                          ----------  ---------   ----------
Machinery (1.6%):
                 --      5,900      5,900  Fanuc, Ltd.                            --    419,695      419,695
            207,490         --    207,490  Kone Oyj, B Shares              4,548,900         --    4,548,900
                                                                          ----------  ---------   ----------
                                                                           4,548,900    419,695    4,968,595
                                                                          ----------  ---------   ----------
Media (7.2%):
                 --    139,270    139,270  Dish TV India, Ltd.*                   --     57,772       57,772
                 --     77,700     77,700  Grupo Televisa SA, ADR                 --  1,160,838    1,160,838
            136,988         --    136,988  McGraw-Hill Cos., Inc. (The)    3,176,752         --    3,176,752
            610,914         --    610,914  Reed Elsevier NV                7,197,029         --    7,197,029
                 --    608,300    608,300  Sirius XM Radio, Inc.*                 --     72,996       72,996
                 --     60,500     60,500  Walt Disney Co. (The)                  --  1,372,745    1,372,745
            450,965         --    450,965  Wolters Kluwer CVA NV           8,515,920         --    8,515,920
                 --    144,300    144,300  Zee Entertainment Enterprises          --    418,921      418,921
                                                                          ----------  ---------   ----------
                                                                          18,889,701  3,083,272   21,972,973
                                                                          ----------  ---------   ----------

                                      337
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL Van Kampen Global Franchise Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)

                    AZL        Pro                                    AZL Van
                Oppenheimer   Forma                                   Kampen
   AZL Van      Global Fund Combined                                  Global       AZL
Kampen Global    Shares or  Shares or                                Franchise Oppenheimer   Pro Forma
Franchise Fund   Principal  Principal                                Fund Fair Global Fund Combined Fair
   Shares         Amount     Amount       Security Description         Value   Fair Value      Value
--------------  ----------- --------- ------------------------------ --------- ----------- -------------
Oil, Gas & Consumable Fuels (1.0%):
        --        19,770      19,770  BP plc, ADR                           --    924,050      924,050
        --        48,020      48,020  Husky Energy, Inc.                    --  1,201,084    1,201,084
        --        16,940      16,940  Total SA                              --    923,425      923,425
                                                                     ---------  ---------   ----------
                                                                            --  3,048,559    3,048,559
                                                                     ---------  ---------   ----------
Personal Products (1.6%):
                                      Estee Lauder Co., Inc. (The),
   159,530            --     159,530  Class A                        4,939,049         --    4,939,049
                                                                     ---------  ---------   ----------
Pharmaceuticals (3.7%):
        --         1,394       1,394  Basilea Pharmaceutica AG*             --    196,777      196,777
        --        12,902      12,902  NicOx SA*                             --    140,881      140,881
   120,920            --     120,920  Novartis AG, Registered Shares 6,061,197         --    6,061,197
        --        18,595      18,595  Roche Holding AG                      --  2,863,608    2,863,608
        --        15,705      15,705  Sanofi-Aventis SA, ADR                --    997,373      997,373
        --        37,000      37,000  Shionogi & Co., Ltd.                  --    950,553      950,553
                                                                     ---------  ---------   ----------
                                                                     6,061,197  5,149,192   11,210,389
                                                                     ---------  ---------   ----------
Semiconductors & Semiconductor Equipment (1.6%):
        --        61,600      61,600  Altera Corp.                          --  1,029,336    1,029,336
        --        26,700      26,700  Cree, Inc.*                           --    423,729      423,729
        --        24,400      24,400  Linear Technology Corp.               --    539,728      539,728
                                      Maxim Integrated Products,
        --        60,400      60,400  Inc.                                  --    689,768      689,768

                                      338
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL Van Kampen Global Franchise Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)

                                                                      AZL Van
                    AZL        Pro                                    Kampen
                Oppenheimer   Forma                                   Global
   AZL Van      Global Fund Combined                                 Franchise     AZL
Kampen Global    Shares or  Shares or                                  Fund    Oppenheimer   Pro Forma
Franchise Fund   Principal  Principal                                  Fair    Global Fund Combined Fair
   Shares         Amount     Amount       Security Description         Value   Fair Value      Value
--------------  ----------- --------- -----------------------------  --------- ----------- -------------
     --           125,429    125,429  MediaTek, Inc.                     --       848,489      848,489
     --           619,173    619,173  Taiwan Semiconductor
                                      Manufacturing Co., Ltd.            --       848,670      848,670
     --            49,854     49,854  Taiwan Semiconductor
                                      Manufacturing Co., Ltd., ADR       --       393,847      393,847
                                                                       ----     ---------    ---------
                                                                         --     4,773,567    4,773,567
                                                                       ----     ---------    ---------
Software (2.9%):
     --            58,100     58,100  Adobe Systems, Inc.*               --     1,236,949    1,236,949
     --            58,386     58,386  Infosys Technologies, Ltd.         --     1,352,367    1,352,367
     --            21,950     21,950  International Game Technology      --       260,985      260,985
     --            75,600     75,600  Intuit, Inc.*                      --     1,798,524    1,798,524
     --            87,500     87,500  Microsoft Corp.                    --     1,701,000    1,701,000
     --             2,200      2,200  Nintendo Co., Ltd.                 --       845,415      845,415
     --            47,807     47,807  SAP AG                             --     1,699,933    1,699,933
                                                                       ----     ---------    ---------
                                                                         --     8,895,173    8,895,173
                                                                       ----     ---------    ---------

                                      339
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL Van Kampen Global Franchise Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)

                    AZL        Pro                                    AZL Van
                Oppenheimer   Forma                                   Kampen
   AZL Van      Global Fund Combined                                  Global        AZL
Kampen Global    Shares or  Shares or                                Franchise  Oppenheimer   Pro Forma
Franchise Fund   Principal  Principal                                Fund Fair  Global Fund Combined Fair
   Shares         Amount     Amount       Security Description         Value    Fair Value      Value
--------------  ----------- --------- -----------------------------  ---------- ----------- -------------
Specialty Retail (1.4%):
        --        43,940      43,940  Hennes & Mauritz AB                    --  1,717,968    1,717,968
        --        33,100      33,100  Industria de Diseno Textil SA          --  1,462,899    1,462,899
        --        41,000      41,000  Tiffany & Co.                          --    968,830      968,830
                                                                     ----------  ---------   ----------
                                                                             --  4,149,697    4,149,697
                                                                     ----------  ---------   ----------
Textiles, Apparel & Luxury Goods (1.0%):
        --        87,700      87,700  Bulgari SPA                            --    547,492      547,492
        --        73,554      73,554  Burberry Group plc                     --    235,846      235,846
                                      LVMH Moet Hennessy Louis
        --        25,840      25,840  Vuitton SA                             --  1,735,894    1,735,894
        --        13,700      13,700  Tod's SPA                              --    576,935      576,935
                                                                     ----------  ---------   ----------
                                                                             --  3,096,167    3,096,167
                                                                     ----------  ---------   ----------
Tobacco (16.1%):
   647,023            --     647,023  British American Tobacco plc   16,807,749         --   16,807,749
   486,722            --     486,722  Imperial Tobacco Group plc     12,998,709         --   12,998,709
                                      Philip Morris International,
   235,697            --     235,697  Inc.                           10,255,176         --   10,255,176
   600,404            --     600,404  Swedish Match AB                8,599,665         --    8,599,665
                                                                     ----------  ---------   ----------


                                                                     48,661,299         --   48,661,299
                                                                     ----------  ---------   ----------

                                      340
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL Van Kampen Global Franchise Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)

                    AZL                                                AZL Van
                Oppenheimer Pro Forma                                  Kampen
   AZL Van      Global Fund Combined                                   Global        AZL
Kampen Global    Shares or  Shares or                                 Franchise  Oppenheimer   Pro Forma
Franchise Fund   Principal  Principal                                 Fund Fair  Global Fund Combined Fair
   Shares         Amount     Amount       Security Description          Value    Fair Value      Value
--------------  ----------- --------- -----------------------------  ----------- ----------- -------------
Wireless Telecommunication Services (1.2%):
         --            267        267 KDDI Corp.                              --  1,902,097     1,902,097
         --         28,760     28,760 SK Telecom Co., Ltd., ADR               --    522,857       522,857
                                      Turkcell Iletisim Hizmetleri
         --         23,300     23,300 AS, ADR                                 --    339,714       339,714
         --        490,195    490,195 Vodafone Group plc                      --    986,579       986,579
                                                                     ----------- ----------   -----------
                                                                              --  3,751,247     3,751,247
                                                                     ----------- ----------   -----------
Total Common Stocks (Cost $349,442,340)                              197,716,390 96,096,985   293,813,375
                                                                     ----------- ----------   -----------
Preferred Stocks (0.0%):
         --            250        250 Schering-Plough Corp.                   --     43,625        43,625
                                                                     ----------- ----------   -----------
Total Preferred Stocks (Cost $38,832)                                         --     43,625        43,625
                                                                     ----------- ----------   -----------
Investment Company (3.3%):
  7,853,731      1,881,640  9,735,371 Dreyfus Treasury Prime Cash
                                      Management, 0.17%(b)             7,853,731  1,881,640     9,735,371
                                                                     ----------- ----------   -----------
Total Investment Company
(Cost $9,735,371)                                                      7,853,731  1,881,640     9,735,371
                                                                     ----------- ----------   -----------

                                      341
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

AZL Van Kampen Global Franchise Fund
Schedule of Portfolio Investments Pro Forma
As of December 31, 2008 (Unaudited)

                    AZL        Pro
                Oppenheimer   Forma
   AZL Van      Global Fund Combined                                    AZL Van         AZL
Kampen Global    Shares or  Shares or                                Kampen Global  Oppenheimer    Pro Forma
Franchise Fund   Principal  Principal                                Franchise Fund Global Fund  Combined Fair
   Shares         Amount     Amount       Security Description         Fair Value   Fair Value       Value
--------------  ----------- --------- -----------------------------  -------------- -----------  -------------
Rights (0.0%):
     --           163,555    163,555  Dish TV India, Ltd.*                      --           --            --
                                                                      ------------  -----------  ------------
Total Rights (Cost $--)                                                         --           --            --
                                                                      ------------  -----------  ------------
Convertible Bonds (0.0%):
Pharmaceuticals (0.0%):
                                      Theravance, Inc., 3.00%,
     --          $155,000   $155,000  1/15/15                                   --       94,938        94,938
                                                                      ------------  -----------  ------------
Total Convertible Bonds (Cost $155,000)                                         --       94,938        94,938
                                                                      ------------  -----------  ------------
Total Investment Securities
(Cost $359,371,543)(c)--99.6%                                          205,570,121   98,117,188   303,687,309
Net other assets (liabilities)-- 0.4%                                    1,780,888     (424,867)    1,356,021
                                                                      ------------  -----------  ------------
Adjustment for reorganization fees (d) - 0.0%                                                        (146,500)
                                                                      ------------  -----------  ------------
Net Assets -- 100.0%                                                  $207,351,009  $97,692,321  $304,896,830
                                                                      ============  ===========  ============

Percentages indicated are based on net assets as of December 31, 2008.

*  Non-income producing security

ADR--American Depository Receipt

PLC--Public Liability Co.

SPA--Standby Purchase Agreement

(a) Security was fair valued as of December 31, 2008. Represents 0.4% of the net assets of the Fund.

(b) The rate presented represents the effective yield at December 31, 2008.

(c) Cost for federal income tax purposes is $369,700,623. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

                                      342
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

Unrealized appreciation................. $ 21,672,983
Unrealized depreciation.................  (87,686,297)
                                         ------------
Net unrealized depreciation............. $(66,013,314)

(d) Represents the estimated reorganization fees and expenses that are to be expected to be paid by the Funds.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country              Percentage
-------              ----------
United States.......    35.4%
Japan...............     6.8%
United Kingdom......    22.2%
Sweden..............     5.5%
Germany.............     1.9%
Switzerland.........     6.3%
France..............     5.6%
Netherlands.........     6.2%
Mexico..............     0.9%
India...............     0.7%
Ireland.............     3.3%
Taiwan..............     0.7%
Spain...............     0.5%
Brazil..............     0.5%
Panama..............     0.4%
Canada..............     0.4%
Italy...............     0.4%
Finland.............     1.7%
Norway..............     0.2%
Korea...............     0.2%
Turkey..............     0.1%
Cayman Islands......     0.1%
Australia...........     0.0%
                       -----
                       100.0%
                       =====

                                      343
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information

As of December 31, 2008 the Fund's open foreign currency exchange contracts were as follows:

                                         Delivery  Contract               Appreciation/
Short Contracts                            Date     Amount    Fair Value  (Depreciation)
---------------                          -------- ----------- ----------- --------------
Deliver 17,320,000 British Sterling
  Pounds in exchange for U.S. Dollars... 1/26/09  $25,901,416 $24,874,720   $1,026,696

                                      344
    The Allianz Variable Insurance Products Trust - Statement of Additional
                                  Information